        AIM DEVELOPING MARKETS FUND

        ------------------------------------------------------------------------

        ADVISOR CLASS

        AIM Developing Markets Fund primarily seeks to provide long-term growth of capital with a secondary objective of income, to the extent consistent with seeking growth of capital.

        PROSPECTUS
        MARCH 1, 1999

                                       This prospectus contains important
                                       information. Please read it before
                                       investing and keep it for future
                                       reference.

                                       The Advisor Class is closed to new
                                       investors.

                                       As with all other mutual fund
                                       securities, the Securities and
                                       Exchange Commission has not approved
                                       or disapproved these securities or
                                       determined whether the information
                                       in this prospectus is adequate or
                                       accurate. Anyone who tells you
                                       otherwise is committing a crime.


        [AIM LOGO APPEARS HERE]                         INVEST WITH DISCIPLINE
                                                      -- Registered Trademark --

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
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TABLE OF CONTENTS
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INVESTMENT OBJECTIVES AND STRATEGIES         1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      3
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         3

Performance Table                            3

FEE TABLE AND EXPENSE EXAMPLE                4
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    4

Expense Example                              4

FUND MANAGEMENT                              5
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisors                                 5

Advisor Compensation                         5

Portfolio Managers                           5

OTHER INFORMATION                            5
- - - - - - - - - - - - - - - - - - - - - - - -

Dividends and Distributions                  5

FINANCIAL HIGHLIGHTS                         6
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Purchasing Shares                          A-1

Redeeming Shares                           A-2

Exchanging Shares                          A-3

Pricing of Shares                          A-4

Taxes                                      A-4

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest with Discipline are registered service marks and AIM Bank Connection is a service mark of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

The fund's primary investment objective is long-term growth of capital and its secondary investment objective is income, to the extent consistent with seeking growth of capital.

  The fund seeks to meet these objectives by investing substantially all of its assets in issuers in developing countries, i.e., those that are in the initial stages of their industrial cycles. The fund will invest a majority of its assets in equity securities, and may also invest in debt securities, of developing countries. The fund considers issuers in "developing countries" to be those (1) organized under the laws of a developing country or have a principal office in a developing country; (2) that derive 50% or more, alone or on a consolidated basis, of their total revenues from business in developing countries; or (3) whose securities are trading principally on a stock exchange, or in an over-the-counter market, in a developing country. The fund will normally invest in issuers in at least four countries, but it will invest no more than 25% of its assets in issuers in any one country. The fund also may hold no more than 40% of its assets in any one foreign currency and securities denominated in or indexed to such currency. The fund may invest in debt securities when economic and other factors appear to favor such investments. The fund may also invest up to 100% of its assets in lower-quality debt securities, i.e., "junk bonds."

  The fund may invest up to 50% of its total assets in the following types of developing market debt securities: (1) debt securities issued or guaranteed by governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks (sovereign debt), and "Brady Bonds"; (2) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of sovereign debt; (3) debt securities issued by banks and other business entities; and (4) debt securities denominated in or indexed to the currencies of emerging markets. Brady Bonds are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. There is no requirement with respect to the maturity or duration of debt securities in which the fund may invest.

  The portfolio managers focus on companies that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. In selecting countries in which the fund will invest, the portfolio managers also consider such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

  The fund is non-diversified. With respect to 50% of its assets, it is permitted to invest more than 5% of its assets in the securities of any one issuer.

  In anticipation of or in response to adverse market conditions or for cash management purposes, the fund may hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments or high-quality debt securities. As a result, the fund may not achieve its investment objectives.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. When interest rates rise, bond prices fall; the longer a bond's duration, the more sensitive it is to this risk.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

  These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

  Sovereign debt securities of developing country governments are generally lower-quality debt securities. Sovereign debt securities are subject to the additional risk that, under some political, diplomatic, social or economic circumstances, some developing countries that issue lower-quality debt securities may be unable or unwilling to make principal or interest payments as they come due.

  Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or to sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

  Because it is non-diversified, the fund may invest in fewer issuers than if it were a diversified fund. The value of the fund's shares may vary more widely, and the fund may be subject to greater investment and credit risk, than if the fund invested more broadly.

  The value of your shares could be adversely affected if the computer systems used by the fund's investment advisor and the fund's other service providers are unable to distinguish the year 2000 from the year 1900.

  The fund's investment advisor and independent technology consultants are working to avoid year 2000-related problems in its systems and to obtain assurances that other service providers are taking similar steps. Year 2000 problems may also affect issuers in whose securities the fund invests.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
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PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Advisor Class shares from year to year.

                                    [GRAPH]

                                             Annual
Year Ended                                    Total
December 31                                  Return
-----------                                  ------
1998 ...................................... (35.12)%

  During the period shown in the bar chart, the highest quarterly return was 9.38% (quarter ended December 31, 1998) and the lowest quarterly return was -27.68% (quarter ended September 30, 1998).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index.

AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the period ending                                     SINCE    INCEPTION
December 31, 1998)                            1 YEAR    INCEPTION     DATE
-------------------------------------------------------------------------------
Advisor Class                                 (35.12)%   (32.83)%   11/03/97
MSCI Emerging Markets Free Index(1)           (25.34)    (23.04)(2) 10/31/97(2)
-------------------------------------------------------------------------------

(1) The Morgan Stanley Capital International Emerging Markets Free Index measures the performance of securities listed on the exchanges of 26 countries. The index excludes shares that are not readily purchased by non-local investors.
(2) The average annual total return is given since the date closest to the inception date of the Advisor Class.

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                          AIM DEVELOPING MARKETS FUND
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FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)                  ADVISOR CLASS
---------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering
price)                                None
Maximum Deferred Sales Charge
(Load) (as a percentage of original
purchase price or redemption
proceeds, whichever is less)          None
---------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)                 ADVISOR CLASS
---------------------------------------------------
Management Fees                       0.98%
Distribution and/or Service
(12b-1) Fees                          None
Other Expenses
  Other                               0.93
  Interest                            0.20
                                      ----
Total Other Expenses                  1.13
Total Annual Fund Operating
  Expenses                            2.11
Expense Reimbursement(1)              0.41
Net Expenses                          1.70
---------------------------------------------------

(1) The investment advisor has contractually agreed to limit net expenses.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Advisor Class of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------
Advisor Class   $214     $661     $1,134     $2,441
----------------------------------------------------

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                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor. INVESCO Asset Management Limited (the subadvisor), an affiliate of the advisor, is the fund's subadvisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The subadvisor is located at 11 Devonshire Square, London, EC2M 4YR, England. The advisors supervise all aspects of the fund's operations and provide investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976, and the subadvisor has acted as an investment advisor since 1967. Today, the advisor, together with its subsidiaries, advises or manages over 110 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 1998, the advisor and Chancellor LGT Asset Management, Inc. (the advisor for the period November 1, 1997 through May 28, 1998) together received compensation of 0.616% of average daily net assets, consisting of a management and administrative fee of 0.59% and an accounting fee of 0.026%.

PORTFOLIO MANAGERS

The advisors use a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are

- Francesco Bertoni, Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1990.

- Craig Munro, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1997. From 1993 to 1997, he was Vice President and Senior Analyst in the Emerging Markets Group of the Global Fixed Income Division of Merrill Lynch Asset Management.

- Christine Rowley, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1991.

OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes any long-term and short-term capital gains (including any net gains from foreign currency transactions), if any, annually.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                   ADVISOR CLASS(a)
                                                                ----------------------
                                                                YEAR ENDED OCTOBER 31,
                                                                       1998(b)
--------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                                   $ 12.56
Income from investment operations:
  Net investment income                                                   0.40(c)(d)
  Net realized and unrealized gain (loss) on investments                 (5.09)
    Net increase (decrease) from investment operations                   (4.69)
Redemption fees retained                                                  0.28
Distributions to shareholders:
  From net investment income                                             (0.60)
  From net realized gain on investments                                     --
    Total distributions                                                  (0.60)
Net asset value, end of period                                         $  7.55
Total investment return (based on net asset value)                      (42.63)%(e)
--------------------------------------------------------------------------------------
Ratios and supplemental data:
Net assets, end of period (in 000s)                                    $    29
Ratio of net investment income to average net assets:
  With expense reductions and reimbursement                               4.09%
  Without expense reductions and reimbursement                            3.68%
Ratio of expenses to average net assets excluding interest expense:
  With expense reductions and reimbursement                               1.48%
  Without expense reductions and reimbursement                            1.89%
  Ratio of interest expense to average net assets(f)                      0.20%
Portfolio turnover rate(f)                                                 111%
--------------------------------------------------------------------------------------

(a) Commencing November 1, 1997, the fund began offering Advisor Class shares.
(b) These selected per share data were calculated based upon the average shares outstanding during the period.
(c) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share.
(d) Before reimbursement the net investment income per share would have been reduced by $0.04.
(e) Total investment return does not include sales charges.
(f) Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

                                 -------------
                                 THE AIM FUNDS
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Shareholder Information for Advisor Class Shares
--------------------------------------------------------------------------------


In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about Advisor Class shares of all the AIM Funds.


PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM ACCOUNT

The minimum initial investment for Advisor Class shares is $500; and the minimum investment for purchases of additional Advisor Class shares is $50.

HOW TO PURCHASE SHARES


Shares offered by this prospectus are available for purchase only by certain investors and are offered at net asset value without the imposition of a front-end or contingent deferred sales charge or Rule 12b-1 fees. Advisor Class shares are available through financial consultants (such as financial planners, trust companies, bank trust departments, and registered investment advisors). In order to purchase Advisor Class shares of any of the AIM Funds, your financial consultant, on your behalf, must submit a fully completed new account application form directly to the transfer agent.



You may purchase shares using one of the options below.



PURCHASE OPTIONS

-


                                        OPENING AN ACCOUNT                    ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Must be submitted by your financial    Mail your check and the remittance
                                consultant.                            slip from your confirmation
                                                                       statement to the transfer agent.
                                                                       A I M Fund Services, Inc.
                                                                       P.O. Box 4739
                                                                       Houston, TX 77210-4739

By Wire                         Your financial consultant must mail    Call the transfer agent to receive
                                a completed account application to     a reference number. Then, use the
                                the transfer agent. You or your        wire instructions at left.
                                financial consultant may call the
                                transfer agent at (800) 959-4246 to
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank
                                methods described above.               Connection(SM) form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.
----------------------------------------------------------------------------------------------------------


                                      A- 1                            ADV--03/99

                                 -------------
                                 THE AIM FUNDS
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SPECIAL PLANS

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in Advisor Class shares of certain AIM Funds. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in Advisor Class shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend or distribution must be at least $5,000; or (b) in the AIM Fund receiving the dividend or distribution must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends and distributions into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM


If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this program, you can designate how the total value of your holdings of Advisor Class shares of AIM Funds should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual, or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for Advisor Class shares of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend, or terminate the program at any time on 60 days' prior written notice.



 EACH AIM FUND AND THE DISTRIBUTOR RESERVE THE RIGHT AT ANY TIME TO REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER; MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND; OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS. TO PROTECT THE INTERESTS OF INVESTORS, EACH AIM FUND AND THE DISTRIBUTOR MAY REJECT ANY ORDER CONSIDERED MARKET TIMING ACTIVITY.

REDEEMING SHARES


REDEMPTION FEES

No redemption fee is imposed when shares are redeemed or repurchased; however, dealers/financial institutions may charge service fees for handling repurchase transactions.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------


Through a Financial             Contact your financial consultant.
  Consultant

By Mail                         Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                                (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                                executed stock power; and (4) signature guarantees, if
                                necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                                resolutions or powers of attorney, if applicable.

By Telephone                    Call the transfer agent. You will be allowed to redeem by
                                telephone if (1) the proceeds are to be mailed to the
                                address on record with us or transferred electronically to a pre-authorized checking account; (2) the address on record with us has not been changed within the last 30 days; (3)
                                you do not hold physical share certificates; (4) you can
                                provide proper identification information; (5) the proceeds of the redemption do not exceed $50,000; and (6) you have
                                not previously declined the telephone redemption privilege.
                                The transfer agent must receive your call during the hours the New York Stock Exchange (NYSE) is open for business in order to effect the redemption at that day's closing price.


--------------------------------------------------------------------------------

ADV--03/99                            A- 2

                                 -------------
                                 THE AIM FUNDS
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TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.


REDEMPTION BY MAIL


If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds at the address on record with us.


REDEMPTION BY TELEPHONE


If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information.

REDEMPTIONS BY THE AIM FUNDS


If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500.



  If an AIM Fund determines that you have provided incorrect information in opening an account or in the course of conducting subsequent transactions, the AIM Fund may, in its discretion, redeem the account and distribute the proceeds to you.


EXCHANGING SHARES


You may, under certain circumstances, exchange Advisor Class shares in one AIM Fund for Advisor Class shares of another AIM Fund. You also may exchange Advisor Class shares for AIM Cash Reserve shares of AIM Money Market Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire.


EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be qualified for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- The AIM Fund from which you are exchanging must have received the full amount of the purchase price for the shares being exchanged;

- Recently acquired shares must have been held in your account for ten business days, and all other shares must have been held for at least one day, prior to the exchange; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the issuance of shares being purchased in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds.

  There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE


Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours the New York Stock Exchange (NYSE) is open for business; however, you still will be


                                      A- 3                            ADV--03/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------


allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.


PRICING OF SHARES



DETERMINATION OF NET ASSET VALUE



The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the New York Stock Exchange
(NYSE), events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Trustees instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges, the value of those funds' shares may change on days when you will not be able to purchase or redeem shares.


  Each AIM Fund determines the net asset value of its shares as of the close of the NYSE on each day the NYSE is open for business.


TIMING OF ORDERS



You can purchase, exchange or redeem shares during the hours the NYSE is open for business. The AIM Funds price purchase, exchange, and redemption orders calculated at the net asset value after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.


TAXES


In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different rates of tax apply to ordinary income and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year will be sent to you.



  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.


  The foreign, state, and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

ADV--03/99                            A- 4

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Distributors, Inc.
                             11 Greenway Plaza, Suite
                             100
                             Houston, TX 77046-1173

BY TELEPHONE:                (800) 347-4246

BY E-MAIL:                   general@aimfunds.com

ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)

---------------------------------------------------------

You also can obtain copies of the fund's SAI and other information at the SEC's Public Reference Room in Washington, DC, on the SEC's website (http://www.sec.gov), or by sending a letter, including a duplicating fee, to the SEC's Public Reference Section, Washington, DC 20549-6009. Please call the SEC at 1-800-SEC-0330 for information about the Public Reference Room.

 -----------------------------------
 AIM Developing Markets Fund
 SEC 1940 Act file number: 811-05426
 -----------------------------------

[AIM LOGO APPEARS HERE]   www.aimfunds.com   DVM-PRO-2    INVEST WITH DISCIPLINE
                                                      -- Registered Trademark --

        AIM EMERGING MARKETS DEBT FUND

        ------------------------------------------------------------------------

        ADVISOR CLASS
        AIM EMERGING MARKETS DEBT FUND PRIMARILY SEEKS HIGH CURRENT INCOME AND, SECONDARILY, GROWTH OF CAPITAL.

        PROSPECTUS
        MARCH 1, 1999

                                       This prospectus contains important
                                       information. Please read it before
                                       investing and keep it for future
                                       reference.

                                       The Advisor Class is closed to new
                                       investors.

                                       As with all other mutual fund
                                       securities, the Securities and
                                       Exchange Commission has not approved
                                       or disapproved these securities or
                                       determined whether the information
                                       in this prospectus is adequate or
                                       accurate. Anyone who tells you
                                       otherwise is committing a crime.

        [AIM LOGO APPEARS HERE]                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                             ------------------------------
                             AIM EMERGING MARKETS DEBT FUND
                             ------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES AND STRATEGIES         1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE
  FUND                                       1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      3
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         3

Performance Table                            3

FEE TABLE AND EXPENSE EXAMPLE                4
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    4

Expense Example                              4

FUND MANAGEMENT                              5
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisors                                 5

Advisor Compensation                         5

Portfolio Managers                           5

OTHER INFORMATION                            5
- - - - - - - - - - - - - - - - - - - - - - - -

Dividends and Distributions                  5

FINANCIAL HIGHLIGHTS                         6
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Purchasing Shares                          A-1

Redeeming Shares                           A-2

Exchanging Shares                          A-3

Pricing of Shares                          A-4

Taxes                                      A-4

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest with Discipline are registered service marks and AIM Bank Connection is a service mark of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                         ------------------------------
                         AIM EMERGING MARKETS DEBT FUND
                         ------------------------------

INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

The fund's primary investment objective is high current income, and its secondary investment objective is growth of capital.

  The fund seeks to meet these objectives by investing all of its investable assets in the Emerging Markets Debt Portfolio (the portfolio). The portfolio, in turn, normally invests at least 65% of its total assets in debt securities of issuers located in developing or emerging market countries, i.e., those that are in the initial stages of their industrial cycles. The portfolio may invest 100% of its total assets in lower-quality debt securities, i.e., "junk bonds," including securities that are in default. The portfolio will invest in (1) debt securities issued or guaranteed by the governments of developing countries, or their agencies or instrumentalities; (2) securities issued or guaranteed by the central banks of emerging market countries; (3) securities issued by other banks and companies in such countries; and (4) securities denominated in or indexed to the currencies of developing countries.

  The portfolio will normally invest substantially all of its assets in debt securities of governmental and corporate issuers in emerging markets. These securities may consist primarily of "Brady Bonds" and other sovereign debt securities. Brady Bonds are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. The portfolio may also invest up to 35% of its total assets in equity securities of issuers in developing countries; equity and debt securities of issuers in developed countries, including the U.S.; and cash and money market instruments.

  The portfolio managers allocate assets among securities of issuers in countries and in currency denominations where opportunities for meeting the fund's investment objectives are expected to be the most attractive. The principal determinants of the emphasis given to various country, geographic, and industry sectors within the portfolio are fundamental economic strength, credit quality, and currency and interest rate trends. Further, the portfolio managers select particular issuers based on additional economic criteria such as yield, maturity, issue classification, and quality characteristics. Currency investments are based on economic factors (such as relative inflation, interest rate levels and trends, growth rate forecasts, balance of payments status, and economic policies) and on political and technical data. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

  The fund and the portfolio are non-diversified. With respect to 50% of their assets, they are permitted to invest more than 5% of their assets in the securities of any one issuer.

  In anticipation of or in response to adverse market conditions or for cash management purposes, the portfolio may hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments, or high-quality debt securities. As a result, the fund or the portfolio may not achieve its investment objectives.

  The portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objectives. If the portfolio does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term capital gains and losses, which may affect the taxes you have to pay.

  If the fund's Board of Trustees determines that it is in the best interests of the fund and its shareholders, the fund may redeem its investment in the portfolio.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the portfolio invests. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. When interest rates rise, bond prices fall; the longer a bond's duration, the more sensitive it is to this risk.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about emerging market companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

  These factors may affect the prices of securities issued by foreign companies located in developing or emerging market countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

                         ------------------------------
                         AIM EMERGING MARKETS DEBT FUND
                         ------------------------------

  Sovereign debt securities of developing country governments are generally lower-quality debt securities. Sovereign debt securities are subject to the additional risk that, under some political, diplomatic, social, or economic circumstances, some developing countries that issue lower-quality debt securities may be unable or unwilling to make principal or interest repayments as they come due.

  Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or to sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

  Because they are non-diversified, the fund and the portfolio may invest in fewer issuers than if they were diversified funds. Thus, the value of the fund's shares may vary more widely, and the portfolio may be subject to greater investment and credit risk, than if the portfolio invested more broadly.

  The value of your shares could be adversely affected if the computer systems used by the portfolio's investment advisor and other service providers are unable to distinguish the year 2000 from the year 1900.

  The portfolio's investment advisor and independent technology consultants are working to avoid year 2000-related problems in its systems and to obtain assurances that other service providers are taking similar steps. Year 2000 problems may also affect issuers in whose securities the portfolio invests.

  An investment in the portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                         ------------------------------
                         AIM EMERGING MARKETS DEBT FUND
                         ------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Advisor Class shares from year to year.

                 [GRAPH]

                                        Annual
Year Ended                              Total
December 31,                            Return
------------                            ------
1996 ................................   37.10%
1997 .................................  12.24%
1998 ................................. (28.64)%


  During the periods shown in the bar chart, the highest quarterly return was 12.97% (quarter ended September 30, 1996) and the lowest quarterly return was -32.99% (quarter ended September 30, 1998).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index.

AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended                               SINCE     INCEPTION
December 31, 1998)                        1 YEAR   INCEPTION     DATE
-------------------------------------------------------------------------
Advisor Class                             (28.64)%    6.53%    06/01/95
J.P. Morgan EMBI (Brady)(1)               (11.04)    14.98(2)  05/31/95(2)
-------------------------------------------------------------------------

(1) The J.P. Morgan Emerging Markets Bond Index (Brady) is a market value-weighted average of Brady Bonds from ten emerging bond markets.
(2) The average annual return given is since the date closest to the inception date of the Advisor Class.

                         ------------------------------
                         AIM EMERGING MARKETS DEBT FUND
                         ------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)                  ADVISOR CLASS
-----------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)         None
Maximum Deferred Sales Charge
(Load) (as a percentage of
original purchase price or
redemption proceeds, whichever
is less)                              None
-----------------------------------------------

ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)(1)              ADVISOR CLASS
-----------------------------------------------
Management Fees                       0.90%
Distribution and/or Service
(12b-1) Fees                          None
Other Expenses                        0.49
Total Annual Fund Operating
  Expenses                            1.39
-----------------------------------------------

(1) This fee table, and the expense example below, reflect the expenses of both the fund and the portfolio.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Advisor Class of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------
Advisor Class   $142     $440      $761      $1,669
----------------------------------------------------

                         ------------------------------
                         AIM EMERGING MARKETS DEBT FUND
                         ------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as the investment advisor of Emerging Markets Debt Portfolio (the portfolio). INVESCO Asset Management Limited (the subadvisor), an affiliate of the advisor, is the portfolio's subadvisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The subadvisor is located at 11 Devonshire Square, London, EC2M 4YR, England. The advisors supervise all aspects of the portfolio's operations and provide investment advisory services to the portfolio, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the portfolio.

  The advisor has acted as an investment advisor since its organization in 1976, and the subadvisor has acted as an investment advisor since 1967. Today, the advisor, together with its subsidiaries, advises or manages over 110 investment portfolios, including the portfolio, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 1998, the advisor and Chancellor LGT Asset Management, Inc. (the advisor for the period November 1, 1997 through May 28, 1998) together received compensation of 0.926% of average daily net assets, consisting of a management and administrative fee of 0.90% and an accounting fee of 0.026%.

PORTFOLIO MANAGERS

The advisors use a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the portfolio are

- John Cleary, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1998. From 1997 to 1998, he was Manager of a global markets fixed income fund for West Merchant Bank Ltd. From 1994 to 1996, he was enrolled in graduate school.

- Craig Munro, Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1997. From 1993 to 1997, he was Vice President and Senior Analyst in the Emerging Markets Group of the Global Fixed Income Division of Merrill Lynch Asset Management.

OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

The fund generally declares and pays dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains (including any net gains from foreign currency transactions), if any, annually.

                         ------------------------------
                         AIM EMERGING MARKETS DEBT FUND
                         ------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                               ADVISOR CLASS(a)
                                                  ------------------------------------------
                                                                                JUNE 1, 1995
                                                    YEAR ENDED OCTOBER 31,           TO
                                                  ---------------------------   OCTOBER 31,
                                                  1998(b)   1997(b)   1996(b)       1995
--------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period              $15.52    $14.83    $11.71       $11.44
Income from investment operations:
  Net investment income                             1.40(c)   1.22      1.34         0.57
  Net realized and unrealized gain (loss) on
    investments and foreign currencies             (4.79)     0.93      3.05         0.17
    Net increase (decrease) from investment
      operations                                   (3.39)     2.15      4.39         0.74
Distributions to shareholders:
  From net investment income                       (1.11)    (1.23)    (1.16)       (0.44)
  From net realized gain on investments            (2.83)    (0.23)    (0.11)          --
  In excess of net realized gain on investments       --        --        --           --
  Return of capital                                (0.36)       --        --        (0.03)
    Total distributions                            (4.30)    (1.46)    (1.27)       (0.47)
Net asset value, end of period                    $ 7.83    $15.52    $14.83       $11.71
Total investment return(d)                        (29.79)%   14.72%    39.38%        6.54%(e)
--------------------------------------------------------------------------------------------
Ratios and supplemental data:
Net assets, end of period (in 000s)               $1,596    $3,719    $15,298      $1,463
Ratio of net investment income to average net
  assets                                           11.62%     7.74%     9.87%       12.20%(f)
Ratio of expenses to average net assets
  excluding interest expense:
  With expense reductions                           1.39%     1.18%     1.34%        1.40%(f)
  Without expense reductions                        1.39%     1.23%     1.34%        1.40%(f)
Ratio of interest expense to average net
  assets(g)                                          N/A       N/A      0.04%         N/A
Portfolio turnover rate(g)                           339%      214%      290%         213%(f)
--------------------------------------------------------------------------------------------

(a) Commencing June 1, 1995, the fund began offering Advisor Class shares.
(b) These selected per share operating data were calculated based upon average shares outstanding during this period.
(c) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.21 per share.
(d) Total investment return does not include sales charges.
(e) Not annualized.
(f) Annualized.
(g) Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
N/A Not applicable

                                 -------------
                                 THE AIM FUNDS
                                 -------------


Shareholder Information for Advisor Class Shares
--------------------------------------------------------------------------------


In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about Advisor Class shares of all the AIM Funds.


PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM ACCOUNT

The minimum initial investment for Advisor Class shares is $500; and the minimum investment for purchases of additional Advisor Class shares is $50.

HOW TO PURCHASE SHARES


Shares offered by this prospectus are available for purchase only by certain investors and are offered at net asset value without the imposition of a front-end or contingent deferred sales charge or Rule 12b-1 fees. Advisor Class shares are available through financial consultants (such as financial planners, trust companies, bank trust departments, and registered investment advisors). In order to purchase Advisor Class shares of any of the AIM Funds, your financial consultant, on your behalf, must submit a fully completed new account application form directly to the transfer agent.



You may purchase shares using one of the options below.



PURCHASE OPTIONS

-


                                        OPENING AN ACCOUNT                    ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Must be submitted by your financial    Mail your check and the remittance
                                consultant.                            slip from your confirmation
                                                                       statement to the transfer agent.
                                                                       A I M Fund Services, Inc.
                                                                       P.O. Box 4739
                                                                       Houston, TX 77210-4739

By Wire                         Your financial consultant must mail    Call the transfer agent to receive
                                a completed account application to     a reference number. Then, use the
                                the transfer agent. You or your        wire instructions at left.
                                financial consultant may call the
                                transfer agent at (800) 959-4246 to
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank
                                methods described above.               Connection(SM) form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.
----------------------------------------------------------------------------------------------------------


                                      A- 1                            ADV--03/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------


SPECIAL PLANS

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in Advisor Class shares of certain AIM Funds. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in Advisor Class shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend or distribution must be at least $5,000; or (b) in the AIM Fund receiving the dividend or distribution must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends and distributions into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM


If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this program, you can designate how the total value of your holdings of Advisor Class shares of AIM Funds should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual, or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for Advisor Class shares of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend, or terminate the program at any time on 60 days' prior written notice.



 EACH AIM FUND AND THE DISTRIBUTOR RESERVE THE RIGHT AT ANY TIME TO REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER; MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND; OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS. TO PROTECT THE INTERESTS OF INVESTORS, EACH AIM FUND AND THE DISTRIBUTOR MAY REJECT ANY ORDER CONSIDERED MARKET TIMING ACTIVITY.

REDEEMING SHARES


REDEMPTION FEES

No redemption fee is imposed when shares are redeemed or repurchased; however, dealers/financial institutions may charge service fees for handling repurchase transactions.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------


Through a Financial             Contact your financial consultant.
  Consultant

By Mail                         Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                                (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                                executed stock power; and (4) signature guarantees, if
                                necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                                resolutions or powers of attorney, if applicable.

By Telephone                    Call the transfer agent. You will be allowed to redeem by
                                telephone if (1) the proceeds are to be mailed to the
                                address on record with us or transferred electronically to a pre-authorized checking account; (2) the address on record with us has not been changed within the last 30 days; (3)
                                you do not hold physical share certificates; (4) you can
                                provide proper identification information; (5) the proceeds of the redemption do not exceed $50,000; and (6) you have
                                not previously declined the telephone redemption privilege.
                                The transfer agent must receive your call during the hours the New York Stock Exchange (NYSE) is open for business in order to effect the redemption at that day's closing price.


--------------------------------------------------------------------------------

ADV--03/99                            A- 2

                                 -------------
                                 THE AIM FUNDS
                                 -------------


TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.


REDEMPTION BY MAIL


If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds at the address on record with us.


REDEMPTION BY TELEPHONE


If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information.

REDEMPTIONS BY THE AIM FUNDS


If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500.



  If an AIM Fund determines that you have provided incorrect information in opening an account or in the course of conducting subsequent transactions, the AIM Fund may, in its discretion, redeem the account and distribute the proceeds to you.


EXCHANGING SHARES


You may, under certain circumstances, exchange Advisor Class shares in one AIM Fund for Advisor Class shares of another AIM Fund. You also may exchange Advisor Class shares for AIM Cash Reserve shares of AIM Money Market Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire.


EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be qualified for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- The AIM Fund from which you are exchanging must have received the full amount of the purchase price for the shares being exchanged;

- Recently acquired shares must have been held in your account for ten business days, and all other shares must have been held for at least one day, prior to the exchange; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the issuance of shares being purchased in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds.

  There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE


Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours the New York Stock Exchange (NYSE) is open for business; however, you still will be


                                      A- 3                            ADV--03/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------


allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.


PRICING OF SHARES



DETERMINATION OF NET ASSET VALUE



The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the New York Stock Exchange
(NYSE), events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Trustees instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges, the value of those funds' shares may change on days when you will not be able to purchase or redeem shares.


  Each AIM Fund determines the net asset value of its shares as of the close of the NYSE on each day the NYSE is open for business.


TIMING OF ORDERS



You can purchase, exchange or redeem shares during the hours the NYSE is open for business. The AIM Funds price purchase, exchange, and redemption orders calculated at the net asset value after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.


TAXES


In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different rates of tax apply to ordinary income and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year will be sent to you.



  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.


  The foreign, state, and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

ADV--03/99                            A- 4

                         ------------------------------
                         AIM EMERGING MARKETS DEBT FUND
                         ------------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Distributors, Inc.
                             11 Greenway Plaza, Suite
                             100
                             Houston, TX 77046-1173
BY TELEPHONE:                (800) 347-4246
BY E-MAIL:                   general@aimfunds.com
ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)

---------------------------------------------------------

You also can obtain copies of the fund's SAI and other information at the SEC's Public Reference Room in Washington, DC, on the SEC's website
(http://www.sec.gov), or by sending a letter, including a duplicating fee, to the SEC's Public Reference Section, Washington, DC 20549-6009. Please call the SEC at 1-800-SEC-0330 for information about the Public Reference Room.

 -----------------------------------
 AIM Emerging Markets Debt Fund
 SEC 1940 Act file number: 811-05426
 -----------------------------------

[AIM LOGO APPEARS HERE]   www.aimfunds.com    EMD-PRO-2   INVEST WITH DISCIPLINE
                                                      --Registered Trademark--

        AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

        ------------------------------------------------------------------------

        ADVISOR CLASS
        AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

        PROSPECTUS
        MARCH 1, 1999

                                       This prospectus contains important
                                       information. Please read it before
                                       investing and keep it for future
                                       reference.

                                       The Advisor Class is closed to new
                                       investors.

                                       As with all other mutual fund
                                       securities, the Securities and
                                       Exchange Commission has not approved
                                       or disapproved these securities or
                                       determined whether the information
                                       in this prospectus is adequate or
                                       accurate. Anyone who tells you
                                       otherwise is committing a crime.

        [AIM LOGO APPEARS HERE]                         INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                 ----------------------------------------------
                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
                 ----------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     2
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      3
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         3

Performance Table                            3

FEE TABLE AND EXPENSE EXAMPLE                4
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    4

Expense Example                              4

FUND MANAGEMENT                              5
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                  5

Advisor Compensation                         5

Portfolio Manager                            5

OTHER INFORMATION                            5
- - - - - - - - - - - - - - - - - - - - - - - -

Dividends and Distributions                  5

FINANCIAL HIGHLIGHTS                         6
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Purchasing Shares                          A-1

Redeeming Shares                           A-2

Exchanging Shares                          A-3

Pricing of Shares                          A-4

Taxes                                      A-4

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest with Discipline are registered service marks and AIM Bank Connection is a service mark of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                 ----------------------------------------------
                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
                 ----------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital.

  The fund seeks to meet this objective by investing all of its investable assets in the Global Consumer Products and Services Portfolio (the portfolio), which in turn normally invests at least 65% of its total assets in common and preferred stocks, and warrants to acquire such securities, of domestic and foreign consumer products and services companies. The portfolio considers a "consumer products or services" company to be one that (1) derives at least 50% of either its revenues or earnings from activities related to consumer products or services; or (2) devotes at least 50% of its assets to such activities, based on the company's most recent fiscal year. Such companies include those that manufacture, market, retail, or distribute consumer products (such as homes, automobiles, appliances, computers, household goods, food, and apparel) and goods and services related to entertainment, publishing, sports, and media (such as television broadcasts, motion pictures, theme parks, restaurants, and lodging) or supply goods and services to such companies (such as advertising, textile, and shipping companies).

  The portfolio may invest up to 35% of its assets in debt securities of domestic and foreign consumer products and services companies and/or in equity and debt securities of companies outside the consumer products or services industry, which, in the opinion of the portfolio manager, stand to benefit from development in such industries. The portfolio will normally invest in the securities of issuers located in at least three countries, including the United States, and may invest a significant portion of its assets in the securities of U.S. issuers. However, the portfolio will invest no more than 50% of its total assets in the securities of issuers in any one country, other than the U.S. The portfolio may invest up to 20% of its total assets in lower-quality debt securities, i.e., "junk bonds."

  The portfolio manager allocates the portfolio's assets among securities of countries and in currency denominations that are expected to provide the best opportunities for meeting the portfolio's investment objective. In analyzing specific companies for possible investment, the portfolio manager ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio manager considers whether to sell a particular security when any of those factors materially changes.

  In anticipation of or in response to adverse market conditions or for cash management purposes, the portfolio may hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments or high-quality debt securities. As a result, the fund or the portfolio may not achieve its investment objective.

  The portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the portfolio does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment. Active trading may also increase short-term capital gains and losses, which may affect the taxes you have to pay.

  If the fund's Board of Trustees determines that it is in the best interests of the fund and its shareholders, the fund may redeem its investment in the portfolio.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the portfolio invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

  The value of the fund's shares is particularly vulnerable to factors affecting the consumer products and services industries, such as government regulation, demographic shifts, and intense competition. These factors may, among other things, affect the demand for and success of certain consumer products and services. Because the portfolio focuses its investments in the consumer products and services industries, the value of your fund shares may rise and fall more than the value of shares of a fund that invests more broadly.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

                 ----------------------------------------------
                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
                 ----------------------------------------------

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and their prices may be more volatile than U.S. securities.

  The value of your shares could be adversely affected if the computer systems used by the portfolio's investment advisor and other service providers are unable to distinguish the year 2000 from the year 1900.

  The portfolio's investment advisor and independent technology consultants are working to avoid year 2000-related problems in its systems and to obtain assurances that other service providers are taking similar steps. Year 2000 problems may also affect issuers in whose securities the portfolio invests.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                 ----------------------------------------------
                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
                 ----------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Advisor Class shares from year to year.

                       [GRAPH]

                                              Total
Year Ended                                    Annual
December 31                                   Return
-----------                                   ------
1996 .......................................  39.01%
1997 .......................................  18.19%
1998 .......................................  23.35%

  During the periods shown in the bar chart, the highest quarterly return was 21.29% (quarter ended December 31, 1998) and the lowest quarterly return was -15.56% (quarter ended September 30, 1998).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index.

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------
(for the periods ended                               SINCE     INCEPTION
December 31, 1998)                        1 YEAR   INCEPTION     DATE
--------------------------------------------------------------------------
Advisor Class                             23.35%     31.34%    06/01/95
MSCI AC World Index(1)                    21.72      16.55(2)  05/31/95(2)
--------------------------------------------------------------------------

(1) The Morgan Stanley Capital International All Country World Index measures the performance of securities listed on the major world stock exchanges of 47 markets, including both developed and emerging markets.
(2) The average annual total return given is since the date closest to the inception date of the Advisor Class.

                 ----------------------------------------------
                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
                 ----------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)                  ADVISOR CLASS
---------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                        None

Maximum Deferred
Sales Charge (Load)
(as a percentage
of original purchase
price or redemption
proceeds, whichever
is less)                               None
---------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------
(expenses that are deducted
from fund assets)(1)              ADVISOR CLASS
---------------------------------------------------
Management Fees                       0.98%
Distribution and/or
Service (12b-1) Fees                  None
Other Expenses                        0.47
Total Annual Fund Operating
  Expenses                            1.45
---------------------------------------------------

(1) This fee table, and the expense example below, reflect the expenses of both the fund and the portfolio.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Advisor Class of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------
Advisor Class   $148     $459      $792      $1,735
----------------------------------------------------

                 ----------------------------------------------
                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
                 ----------------------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the investment advisor of Global Consumer Products and Services Portfolio (the portfolio) and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the portfolio's operations and provides investment advisory services to the portfolio, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the portfolio.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 110 investment portfolios, including the portfolio, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 1998, the advisor and Chancellor LGT Asset Management, Inc. (the advisor for the period November 1, 1997 through May 28, 1998) together received compensation of 1.006% of average daily net assets, consisting of a management and administrative fee of 0.98% and an accounting fee of 0.026%.

PORTFOLIO MANAGER

The advisor uses a team approach to investment management. The individual member of the team who is primarily responsible for the day-to-day management of the portfolio is

- Derek H. Webb, Portfolio Manager, who has been responsible for the fund since 1994 and has been associated with the advisor and/or its affiliates since 1992.

OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains (including any net gains from foreign currency transactions), if any, annually.

                 ----------------------------------------------
                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
                 ----------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                  ADVISOR CLASS(a)
                                                  -------------------------------------------------
                                                    YEAR ENDED OCTOBER 31,            JUNE 1,
                                                  ---------------------------           TO
                                                  1998(b)   1997(b)   1996(b)   OCTOBER 31, 1995(b)
---------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period              $ 22.50   $21.15    $14.64         $   11.84
Income from investment operations:
  Net investment income (loss)                      (0.08)   (0.04)    (0.13)             0.04(c)
  Net realized and unrealized gain on
    investments                                      2.08     2.30      7.16              2.76
  Net increase from investment operations            2.00     2.26      7.03              2.80
Distributions to shareholders:
  From net realized gain on investments             (1.89)   (0.91)    (0.52)               --
    Total distributions                             (1.89)   (0.91)    (0.52)               --
Net asset value, end of period                    $ 22.61   $22.50    $21.15         $   14.64
Total investment return(d)                           9.20%   11.15%    49.50%            23.65%(e)
---------------------------------------------------------------------------------------------------
Ratios and supplemental data:
Net assets, end of period (in 000s)               $14,523   $6,047    $7,446         $     164
Ratio of net investment income (loss) to average
  net assets:
  With expense reductions and/or reimbursement      (0.31)%  (0.22)%   (0.64)%            0.70%(f)
  Without expense reductions and/or
    reimbursement                                   (0.33)%  (0.37)%   (0.74)%          (10.61)%(f)
Ratio of expenses to average net assets:
  With expense reductions and/or reimbursement       1.43%    1.34%     1.74%             1.82%(f)
  Without expense reductions and/or
    reimbursement                                    1.45%    1.49%     1.84%            13.13%(f)
Portfolio turnover rate(g)                            221%     392%      169%              240%(f)
---------------------------------------------------------------------------------------------------

(a) Commencing June 1, 1995, the fund began offering Advisor Class shares.
(b) These selected per share operating data were calculated based upon average shares outstanding during the period.
(c) Before reimbursement the net investment income (loss) per share would have been reduced (increased) $0.61.
(d) Total investment return does not include sales charges.
(e) Not annualized.
(f) Annualized.
(g) Portfolio turnover is calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued.

                                 -------------
                                 THE AIM FUNDS
                                 -------------


Shareholder Information for Advisor Class Shares
--------------------------------------------------------------------------------


In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about Advisor Class shares of all the AIM Funds.


PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM ACCOUNT

The minimum initial investment for Advisor Class shares is $500; and the minimum investment for purchases of additional Advisor Class shares is $50.

HOW TO PURCHASE SHARES


Shares offered by this prospectus are available for purchase only by certain investors and are offered at net asset value without the imposition of a front-end or contingent deferred sales charge or Rule 12b-1 fees. Advisor Class shares are available through financial consultants (such as financial planners, trust companies, bank trust departments, and registered investment advisors). In order to purchase Advisor Class shares of any of the AIM Funds, your financial consultant, on your behalf, must submit a fully completed new account application form directly to the transfer agent.



You may purchase shares using one of the options below.



PURCHASE OPTIONS

-


                                        OPENING AN ACCOUNT                    ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Must be submitted by your financial    Mail your check and the remittance
                                consultant.                            slip from your confirmation
                                                                       statement to the transfer agent.
                                                                       A I M Fund Services, Inc.
                                                                       P.O. Box 4739
                                                                       Houston, TX 77210-4739

By Wire                         Your financial consultant must mail    Call the transfer agent to receive
                                a completed account application to     a reference number. Then, use the
                                the transfer agent. You or your        wire instructions at left.
                                financial consultant may call the
                                transfer agent at (800) 959-4246 to
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank
                                methods described above.               Connection(SM) form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.
----------------------------------------------------------------------------------------------------------


                                      A- 1                            ADV--03/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------


SPECIAL PLANS

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in Advisor Class shares of certain AIM Funds. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in Advisor Class shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend or distribution must be at least $5,000; or (b) in the AIM Fund receiving the dividend or distribution must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends and distributions into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM


If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this program, you can designate how the total value of your holdings of Advisor Class shares of AIM Funds should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual, or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for Advisor Class shares of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend, or terminate the program at any time on 60 days' prior written notice.



 EACH AIM FUND AND THE DISTRIBUTOR RESERVE THE RIGHT AT ANY TIME TO REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER; MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND; OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS. TO PROTECT THE INTERESTS OF INVESTORS, EACH AIM FUND AND THE DISTRIBUTOR MAY REJECT ANY ORDER CONSIDERED MARKET TIMING ACTIVITY.

REDEEMING SHARES


REDEMPTION FEES

No redemption fee is imposed when shares are redeemed or repurchased; however, dealers/financial institutions may charge service fees for handling repurchase transactions.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------


Through a Financial             Contact your financial consultant.
  Consultant

By Mail                         Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                                (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                                executed stock power; and (4) signature guarantees, if
                                necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                                resolutions or powers of attorney, if applicable.

By Telephone                    Call the transfer agent. You will be allowed to redeem by
                                telephone if (1) the proceeds are to be mailed to the
                                address on record with us or transferred electronically to a pre-authorized checking account; (2) the address on record with us has not been changed within the last 30 days; (3)
                                you do not hold physical share certificates; (4) you can
                                provide proper identification information; (5) the proceeds of the redemption do not exceed $50,000; and (6) you have
                                not previously declined the telephone redemption privilege.
                                The transfer agent must receive your call during the hours the New York Stock Exchange (NYSE) is open for business in order to effect the redemption at that day's closing price.


--------------------------------------------------------------------------------

ADV--03/99                            A- 2

                                 -------------
                                 THE AIM FUNDS
                                 -------------


TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.


REDEMPTION BY MAIL


If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds at the address on record with us.


REDEMPTION BY TELEPHONE


If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information.

REDEMPTIONS BY THE AIM FUNDS


If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500.



  If an AIM Fund determines that you have provided incorrect information in opening an account or in the course of conducting subsequent transactions, the AIM Fund may, in its discretion, redeem the account and distribute the proceeds to you.


EXCHANGING SHARES


You may, under certain circumstances, exchange Advisor Class shares in one AIM Fund for Advisor Class shares of another AIM Fund. You also may exchange Advisor Class shares for AIM Cash Reserve shares of AIM Money Market Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire.


EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be qualified for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- The AIM Fund from which you are exchanging must have received the full amount of the purchase price for the shares being exchanged;

- Recently acquired shares must have been held in your account for ten business days, and all other shares must have been held for at least one day, prior to the exchange; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the issuance of shares being purchased in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds.

  There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE


Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours the New York Stock Exchange (NYSE) is open for business; however, you still will be


                                      A- 3                            ADV--03/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------


allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.


PRICING OF SHARES



DETERMINATION OF NET ASSET VALUE



The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the New York Stock Exchange
(NYSE), events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Trustees instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges, the value of those funds' shares may change on days when you will not be able to purchase or redeem shares.


  Each AIM Fund determines the net asset value of its shares as of the close of the NYSE on each day the NYSE is open for business.


TIMING OF ORDERS



You can purchase, exchange or redeem shares during the hours the NYSE is open for business. The AIM Funds price purchase, exchange, and redemption orders calculated at the net asset value after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.


TAXES


In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different rates of tax apply to ordinary income and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year will be sent to you.



  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.


  The foreign, state, and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

ADV--03/99                            A- 4

                 ----------------------------------------------
                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
                 ----------------------------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Distributors, Inc.
                             11 Greenway Plaza, Suite
                             100
                             Houston, TX 77046-1173
BY TELEPHONE:                (800) 347-4246
BY E-MAIL:                   general@aimfunds.com
ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)

---------------------------------------------------------

You also can obtain copies of the fund's SAI and other information at the SEC's Public Reference Room in Washington, DC, on the SEC's website (http://www.sec.gov), or by sending a letter, including a duplicating fee, to the SEC's Public Reference Section, Washington, DC 20549-6009. Please call the SEC at 1-800-SEC-0330 for information about the Public Reference Room.

-----------------------------------------------
 AIM Global Consumer Products and Services Fund
 SEC 1940 Act file number: 811-05426
-----------------------------------------------


[AIM LOGO APPEARS HERE]  www.aimfunds.com   GCPS-PRO-2  INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

        AIM GLOBAL FINANCIAL SERVICES FUND

        ------------------------------------------------------------------------

        ADVISOR CLASS

        AIM GLOBAL FINANCIAL SERVICES FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

        PROSPECTUS
        MARCH 1, 1999

                                       This prospectus contains important
                                       information. Please read it before
                                       investing and keep it for future
                                       reference.

                                       The Advisor Class is closed to new
                                       investors.

                                       As with all other mutual fund
                                       securities, the Securities and
                                       Exchange Commission has not approved
                                       or disapproved these securities or
                                       determined whether the information
                                       in this prospectus is adequate or
                                       accurate. Anyone who tells you
                                       otherwise is committing a crime.

        [AIM LOGO APPEARS HERE]                           INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                           ----------------------------------
                           AIM GLOBAL FINANCIAL SERVICES FUND
                           ----------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      2
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         2

Performance Table                            2

FEE TABLE AND EXPENSE EXAMPLE                3
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    3

Expense Example                              3

FUND MANAGEMENT                              4
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                  4

Advisor Compensation                         4

Portfolio Manager                            4

OTHER INFORMATION                            4
- - - - - - - - - - - - - - - - - - - - - - - -

Dividends and Distributions                  4

FINANCIAL HIGHLIGHTS                         5
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Purchasing Shares                          A-1

Redeeming Shares                           A-2

Exchanging Shares                          A-3

Pricing of Shares                          A-4

Taxes                                      A-4

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest with Discipline are registered service marks and AIM Bank Connection is a service mark of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                       ----------------------------------
                       AIM GLOBAL FINANCIAL SERVICES FUND
                       ----------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital.

  The fund seeks to meet this objective by investing all of its investable assets in the Global Financial Services Portfolio (the portfolio), which in turn normally invests at least 65% of its total assets in common and preferred stocks, and warrants to acquire such securities, of domestic and foreign financial services companies. The portfolio considers a "financial services" company to be one that (1) derives at least 50% of its revenues or earnings from financial services activities; or (2) devotes at least 50% of its assets to such activities, based on its most recent fiscal year. Such companies include those that provide financial services (such as commercial banks, insurance brokerages, securities brokerages, investment banks, leasing companies, and real estate-related companies).

  The portfolio may invest up to 35% of its assets in debt securities of domestic and foreign financial services companies and/or in equity and debt securities of companies outside the financial services industry, which, in the opinion of the portfolio manager, stand to benefit from developments in the financial services industry. The portfolio will normally invest in securities of issuers in at least three countries, including the United States, and may invest a significant portion of its assets in the securities of U.S. issuers. However, the portfolio will invest no more than 40% of its total assets in securities of issuers in any one country, other than the U.S.

  The portfolio manager allocates the portfolio's assets among securities of countries and in currency denominations that are expected to provide the best opportunities for meeting the portfolio's investment objective. In analyzing specific companies for possible investment, the portfolio manager ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio manager considers whether to sell a particular security when any of those factors materially changes.

  In anticipation of or in response to adverse market conditions or for cash management purposes, the portfolio may hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments or high-quality debt securities. As a result, the fund or the portfolio may not achieve its investment objective.

  If the fund's Board of Trustees determines that it is in the best interest of the fund and its shareholders, the fund may redeem its investment in the portfolio.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the portfolio invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

  The value of the fund's shares is particularly vulnerable to factors affecting the financial services industry, such as government regulation, rapid business changes, significant competition, and value fluctuations. Such factors may limit the financial commitments that financial services companies can make, including amounts and types of loans, and interest rates they can charge. Because the portfolio focuses its investments in the financial services industries, the value of your fund shares may rise and fall more than the value of shares of a fund that invests more broadly.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

  The value of your shares could be adversely affected if the computer systems used by the portfolio's investment advisor and other service providers are unable to distinguish the year 2000 from the year 1900.

  The portfolio's investment advisor and independent technology consultants are working to avoid year 2000-related problems in its systems and to obtain assurances that other service providers are taking similar steps. Year 2000 problems may also affect issuers in whose securities the portfolio invests.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                       ----------------------------------
                       AIM GLOBAL FINANCIAL SERVICES FUND
                       ----------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Advisor Class shares from year to year.

                     [GRAPH]

                                              Total
Year Ended                                    Annual
December 31                                   Return
-----------                                   ------
1996 .......................................  15.83%
1997 .......................................  30.91%
1998 .......................................  13.68%


  During the periods shown in the bar chart, the highest quarterly return was 24.21% (quarter ended December 31, 1998) and the lowest quarterly return was -21.35% (quarter ended September 30, 1998).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index.

AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended                              SINCE      INCEPTION
December 31, 1998)                        1 YEAR   INCEPTION     DATE
-------------------------------------------------------------------------
Advisor Class                             13.68%     21.40%    06/01/95
MSCI AC World Index(1)                    21.72      16.55(2)  05/31/95(2)
-------------------------------------------------------------------------

(1) The Morgan Stanley Capital International All Country World Index measures the performance of securities listed on the major world stock exchanges of 47 markets, including both developed and emerging markets.
(2) The average annual total return given is since the date closest to the inception date of the Advisor Class.

                       ----------------------------------
                       AIM GLOBAL FINANCIAL SERVICES FUND
                       ----------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
---------------------------------------------------
(fees paid directly from
your investment)                  ADVISOR CLASS
---------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                        None
Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)           None
---------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------
(expenses that are deducted
from fund assets)(1)              ADVISOR CLASS
---------------------------------------------------
Management Fees                        0.98%
Distribution and/or
Service (12b-1) Fees                   None
Other Expenses                         0.51
Total Annual Fund Operating
  Expenses                             1.49
---------------------------------------------------

(1) This fee table, and the expense example below, reflect the expenses of both the fund and the portfolio.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Advisor Class of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------
Advisor Class     $152     $471      $813      $1,779
------------------------------------------------------

                       ----------------------------------
                       AIM GLOBAL FINANCIAL SERVICES FUND
                       ----------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the investment advisor of Global Financial Services Portfolio (the portfolio) and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the portfolio's operations and provides investment advisory services to the portfolio, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 110 investment portfolios, including the portfolio, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 1998, the advisor and Chancellor LGT Asset Management, Inc., (the advisor for the period November 1, 1997 through May 28, 1998) together received compensation of 1.006% of average daily net assets, consisting of a management and administrative fee of 0.98% and an accounting fee of 0.026%.

PORTFOLIO MANAGER

The advisor uses a team approach to investment management. The individual member of the team who is primarily responsible for the day-to-day management of the portfolio is

- A. James Ellman, Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the advisor and/or its affiliates since 1994.

OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains (including any net gains from foreign currency transactions), if any, annually.

                       ----------------------------------
                       AIM GLOBAL FINANCIAL SERVICES FUND
                       ----------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                                 ADVISOR CLASS(a)
                                                              --------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                                              -------------------------------          JUNE 1, TO
                                                              1998(b)       1997        1996       OCTOBER 31, 1995(b)
----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                          $17.40       $14.26      $11.95            $11.09
Income from investment operations:
  Net investment income (loss)                                  0.17         0.12        0.12(c)           0.09(d)
  Net realized and unrealized gain on investments               0.15         4.01        2.36              0.77
    Net increase from investment operations                     0.52         4.13        2.48              0.86
Distributions to shareholders:
  From net investment income                                   (0.01)          --       (0.16)               --
  From net realized gain on investments                        (0.60)       (0.99)      (0.01)               --
    Total distributions                                        (0.61)       (0.99)      (0.17)               --
Net asset value, end of period                                $17.31       $17.40      $14.26            $11.95
Total investment return(e)                                      3.03%       30.52%      20.87%             7.75%(f)
----------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
Net assets, end of period (in 000s)                           $9,276       $3,738      $   72            $   31
Ratio of net investment income (loss) to average net assets:
  With expense reductions and/or reimbursement                  0.87%        0.73%       0.91%             1.96%(g)
  Without expense reductions and/or reimbursement               0.85%        0.66%      (0.16)%           (4.84)%(g)
Ratio of expenses to average net assets:
  With expense reduction and/or reimbursement                   1.47%        1.79%       1.82%             1.84%(g)
  Without expense reductions and/or reimbursement               1.49%        1.86%       2.89%             8.64%(g)
Portfolio turnover rate(h)                                       111%          91%        103%              170%
----------------------------------------------------------------------------------------------------------------------

(a) Commencing June 1, 1995, the fund began offering Advisor Class shares.
(b) These selected per share data were calculated based upon average shares outstanding during the period.
(c) Before reimbursement the net investment income per share would have been reduced by $0.13.
(d) Before reimbursement the net investment income per share would have been reduced by $0.30.
(e) Total investment return does not include sales charges.
(f) Not annualized.
(g) Annualized.
(h) Portfolio turnover rates are calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued.

                                 -------------
                                 THE AIM FUNDS
                                 -------------


Shareholder Information for Advisor Class Shares
--------------------------------------------------------------------------------


In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about Advisor Class shares of all the AIM Funds.


PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM ACCOUNT

The minimum initial investment for Advisor Class shares is $500; and the minimum investment for purchases of additional Advisor Class shares is $50.

HOW TO PURCHASE SHARES


Shares offered by this prospectus are available for purchase only by certain investors and are offered at net asset value without the imposition of a front-end or contingent deferred sales charge or Rule 12b-1 fees. Advisor Class shares are available through financial consultants (such as financial planners, trust companies, bank trust departments, and registered investment advisors). In order to purchase Advisor Class shares of any of the AIM Funds, your financial consultant, on your behalf, must submit a fully completed new account application form directly to the transfer agent.



You may purchase shares using one of the options below.



PURCHASE OPTIONS

-


                                        OPENING AN ACCOUNT                    ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Must be submitted by your financial    Mail your check and the remittance
                                consultant.                            slip from your confirmation
                                                                       statement to the transfer agent.
                                                                       A I M Fund Services, Inc.
                                                                       P.O. Box 4739
                                                                       Houston, TX 77210-4739

By Wire                         Your financial consultant must mail    Call the transfer agent to receive
                                a completed account application to     a reference number. Then, use the
                                the transfer agent. You or your        wire instructions at left.
                                financial consultant may call the
                                transfer agent at (800) 959-4246 to
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank
                                methods described above.               Connection(SM) form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.
----------------------------------------------------------------------------------------------------------


                                      A- 1                            ADV--03/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------


SPECIAL PLANS

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in Advisor Class shares of certain AIM Funds. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in Advisor Class shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend or distribution must be at least $5,000; or (b) in the AIM Fund receiving the dividend or distribution must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends and distributions into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM


If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this program, you can designate how the total value of your holdings of Advisor Class shares of AIM Funds should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual, or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for Advisor Class shares of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend, or terminate the program at any time on 60 days' prior written notice.



 EACH AIM FUND AND THE DISTRIBUTOR RESERVE THE RIGHT AT ANY TIME TO REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER; MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND; OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS. TO PROTECT THE INTERESTS OF INVESTORS, EACH AIM FUND AND THE DISTRIBUTOR MAY REJECT ANY ORDER CONSIDERED MARKET TIMING ACTIVITY.

REDEEMING SHARES


REDEMPTION FEES

No redemption fee is imposed when shares are redeemed or repurchased; however, dealers/financial institutions may charge service fees for handling repurchase transactions.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------


Through a Financial             Contact your financial consultant.
  Consultant

By Mail                         Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                                (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                                executed stock power; and (4) signature guarantees, if
                                necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                                resolutions or powers of attorney, if applicable.

By Telephone                    Call the transfer agent. You will be allowed to redeem by
                                telephone if (1) the proceeds are to be mailed to the
                                address on record with us or transferred electronically to a pre-authorized checking account; (2) the address on record with us has not been changed within the last 30 days; (3)
                                you do not hold physical share certificates; (4) you can
                                provide proper identification information; (5) the proceeds of the redemption do not exceed $50,000; and (6) you have
                                not previously declined the telephone redemption privilege.
                                The transfer agent must receive your call during the hours the New York Stock Exchange (NYSE) is open for business in order to effect the redemption at that day's closing price.


--------------------------------------------------------------------------------

ADV--03/99                            A- 2

                                 -------------
                                 THE AIM FUNDS
                                 -------------


TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.


REDEMPTION BY MAIL


If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds at the address on record with us.


REDEMPTION BY TELEPHONE


If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information.

REDEMPTIONS BY THE AIM FUNDS


If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500.



  If an AIM Fund determines that you have provided incorrect information in opening an account or in the course of conducting subsequent transactions, the AIM Fund may, in its discretion, redeem the account and distribute the proceeds to you.


EXCHANGING SHARES


You may, under certain circumstances, exchange Advisor Class shares in one AIM Fund for Advisor Class shares of another AIM Fund. You also may exchange Advisor Class shares for AIM Cash Reserve shares of AIM Money Market Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire.


EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be qualified for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- The AIM Fund from which you are exchanging must have received the full amount of the purchase price for the shares being exchanged;

- Recently acquired shares must have been held in your account for ten business days, and all other shares must have been held for at least one day, prior to the exchange; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the issuance of shares being purchased in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds.

  There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE


Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours the New York Stock Exchange (NYSE) is open for business; however, you still will be


                                      A- 3                            ADV--03/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------


allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.


PRICING OF SHARES



DETERMINATION OF NET ASSET VALUE



The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the New York Stock Exchange
(NYSE), events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Trustees instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges, the value of those funds' shares may change on days when you will not be able to purchase or redeem shares.


  Each AIM Fund determines the net asset value of its shares as of the close of the NYSE on each day the NYSE is open for business.


TIMING OF ORDERS



You can purchase, exchange or redeem shares during the hours the NYSE is open for business. The AIM Funds price purchase, exchange, and redemption orders calculated at the net asset value after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.


TAXES


In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different rates of tax apply to ordinary income and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year will be sent to you.



  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.


  The foreign, state, and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

ADV--03/99                            A- 4

                       ----------------------------------
                       AIM GLOBAL FINANCIAL SERVICES FUND
                       ----------------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds --Registration Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Distributors, Inc.
                             11 Greenway Plaza, Suite
                             100
                             Houston, TX 77046-1173
BY TELEPHONE:                (800) 347-4246
BY E-MAIL:                   general@aimfunds.com
ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)

---------------------------------------------------------

You also can obtain copies of the fund's SAI and other information at the SEC's Public Reference Room in Washington, DC, on the SEC's website
(http://www.sec.gov), or by sending a letter, including a duplicating fee, to the SEC's Public Reference Section, Washington, DC 20549-6009. Please call the SEC at 1-800-SEC-0330 for information about the Public Reference Room.

------------------------------------
 AIM Global Financial Services Fund
 SEC 1940 Act file number: 811-05426
------------------------------------


[AIM LOGO APPEARS HERE]    www.aimfunds.com   GFS-PRO-2   INVEST WITH DISCIPLINE
                                                      --Registration Trademark--

        AIM GLOBAL GOVERNMENT INCOME FUND

        -----------------------------------------------------------------------

        ADVISOR CLASS

        AIM Global Government Income Fund primarily seeks to provide high current income and, secondarily, growth of capital and protection of principal.

        PROSPECTUS
        MARCH 1, 1999

                                       This prospectus contains important
                                       information. Please read it before
                                       investing and keep it for future
                                       reference.

                                       The Advisor Class is closed to new
                                       investors.

                                       As with all other mutual fund
                                       securities, the Securities and
                                       Exchange Commission has not approved
                                       or disapproved these securities or
                                       determined whether the information
                                       in this prospectus is adequate or
                                       accurate. Anyone who tells you
                                       otherwise is committing a crime.

        [AIM LOGO APPEARS HERE]                         INVEST WITH DISCIPLINE
                                                      -- Registered Trademark --

                       ---------------------------------
                       AIM GLOBAL GOVERNMENT INCOME FUND
                       ---------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES AND STRATEGIES         1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      3
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         3

Performance Table                            3

FEE TABLE AND EXPENSE EXAMPLE                4
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    4

Expense Example                              4

FUND MANAGEMENT                              5
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisors                                 5

Advisor Compensation                         5

Portfolio Managers                           5

OTHER INFORMATION                            5
- - - - - - - - - - - - - - - - - - - - - - - -

Dividends and Distributions                  5

FINANCIAL HIGHLIGHTS                         6
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Purchasing Shares                          A-1

Redeeming Shares                           A-2

Exchanging Shares                          A-3

Pricing of Shares                          A-4

Taxes                                      A-4

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest with Discipline are registered service marks and AIM Bank Connection is a service mark of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                       ---------------------------------
                       AIM GLOBAL GOVERNMENT INCOME FUND
                       ---------------------------------

INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

The fund's primary investment objective is high current income, and its secondary investment objectives are growth of capital and protection of principal.

  The fund seeks to meet these objectives by investing at least 65% of its total assets in debt securities (including mortgage-backed securities) issued or guaranteed by U.S. and foreign governments or by their agencies, authorities, and instrumentalities, as well as by supranational entities, such as the World Bank. The fund primarily invests in high-quality government debt securities that are rated in the top two ratings categories by Moody's Investors Service, Inc. or Standard & Poor's or deemed by the portfolio managers to be of comparable quality. The fund may invest in lower-quality debt securities, i.e., "junk bonds."

  The fund may invest up to 35% of its total assets in (1) foreign government securities that are rated within the third and fourth highest ratings categories by Moody's or S&P or deemed by the portfolio managers to be of comparable quality; (2) corporate debt obligations of U.S. or foreign issuers rated at least investment grade (rated within the four highest ratings categories by Moody's or S&P); (3) privately issued mortgage-backed and asset-backed securities that are rated at least investment grade, or deemed by the portfolio managers to be of comparable quality; and (4) common stocks, preferred stocks and warrants, provided that the fund will invest no more than 20% of its total assets in such securities.

  The fund will normally invest in securities issued by at least three different countries, including the United States, and may invest a significant portion of its assets in the securities of U.S. issuers. However, the fund will invest no more than 40% of its total assets in securities of any one country, other than the U.S. The fund will only invest in a foreign currency or in securities denominated in a foreign currency if the portfolio managers consider the currency to be fully exchangeable into U.S. dollars or a multinational currency unit.

  The portfolio managers allocate assets among securities of countries and in currency denominations where the combination of fixed-income market returns, the price appreciation of fixed-income securities and currency exchange rate movements will present opportunities for meeting the fund's investment objectives. The principal determinants of the emphasis given to various country, geographic, and industry sectors within the fund are fundamental economic strength, credit quality, and currency and interest rate trends. Further, the portfolio managers select particular issuers based on additional criteria such as yield, maturity, issue classification, and quality characteristics. Currency investments are based on economic factors (such as relative inflation, interest rate levels and trends, growth rate forecasts, balance of payments status, and economic policies) and on political and technical data. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

  The fund is non-diversified. With respect to 50% of its assets, it is permitted to invest more than 5% of its assets in the securities of any one issuer.

  In anticipation of or in response to adverse market conditions or for cash management purposes, the fund may hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments or high-quality debt securities. As a result, the fund may not achieve its investment objectives.

  The fund may engage in active and frequent trading of portfolio securities to achieve its investment objectives. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term capital gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. When interest rates rise, bond prices fall; the longer a bond's duration, the more sensitive it is to this risk. The fund could also lose money if any debt securities that the fund holds are downgraded or go into default.

  Mortgage-backed and asset-backed securities are subject to different risks from bonds and, as a result, may respond to changes in interest rates differently. If interest rates fall, people refinance or pay off their mortgages ahead of time, which may cause mortgage-backed securities to lose value. If interest rates rise, many people may refinance or prepay their mortgages at a slower-than-expected rate. This may effectively lengthen the life of mortgage-backed securities, which may cause the securities to be more sensitive to changes in interest rates.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

                       ---------------------------------
                       AIM GLOBAL GOVERNMENT INCOME FUND
                       ---------------------------------

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

  These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

  Sovereign debt securities of developing country governments are generally lower-quality debt securities. Sovereign debt securities are subject to the additional risk that, under some political, diplomatic, social or economic circumstances, some developing countries that issue lower-quality debt securities may be unable or unwilling to make principal or interest repayments as they come due.

  Compared to higher-quality debt securities, junk bonds involve greater risks of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds also fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or to sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

  Because it is non-diversified, the fund may invest in fewer issuers than if it was a diversified fund. Thus, the value of the fund's shares may vary more widely, and the fund may be subject to greater investment and credit risk, than if the fund invested more broadly.

  The value of your shares could be adversely affected if the computer systems used by the fund's investment advisor and the fund's other service providers are unable to distinguish the year 2000 from the year 1900.

  The fund's investment advisor and independent technology consultants are working to avoid year 2000-related problems in its systems and to obtain assurances that other service providers are taking similar steps. Year 2000 problems may also affect issuers in whose securities the fund invests.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                       ---------------------------------
                       AIM GLOBAL GOVERNMENT INCOME FUND
                       ---------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Advisor Class shares from year to year.

                        [GRAPH]

                                             Total
Year Ended                                   Annual
December 31                                  Return
-----------                                  ------
1996 ......................................   6.43
1997 ......................................   3.98
1998 ......................................  12.73

  During the periods shown in the bar chart, the highest quarterly return was 7.07% (quarter ended September 30, 1998) and the lowest quarterly return was -2.56% (quarter ended March 31, 1997).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index.

                      AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended                                  SINCE      INCEPTION
December 31, 1998)                            1 YEAR   INCEPTION     DATE
-----------------------------------------------------------------------------
Advisor Class                                 12.73%     7.52%     06/01/95
J.P. Morgan Global Government Bond Index(1)   15.31      6.85(2)   05/31/95(2)
-----------------------------------------------------------------------------

(1) J.P. Morgan Global Government Bond Index is an average of government bonds from 13 major bond markets.
(2) The average annual total return given is since the date closest to the inception date of the Advisor Class.

                       ---------------------------------
                       AIM GLOBAL GOVERNMENT INCOME FUND
                       ---------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)                  ADVISOR CLASS
-------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                        None
Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)           None
-------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)                 ADVISOR CLASS
-------------------------------------------------
Management Fees                        0.73%
Distribution and/or
Service (12b-1) Fees                   None
Other Expenses
  Other                                0.44
  Interest                             0.29
                                      -----
Total Other Expenses                   0.73
                                      -----
Total Annual Fund Operating
  Expenses                             1.46
-------------------------------------------------

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Advisor Class of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------
Advisor Class   $149     $462      $797      $1,746
----------------------------------------------------

                       ---------------------------------
                       AIM GLOBAL GOVERNMENT INCOME FUND
                       ---------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor. INVESCO Asset Management Limited (the subadvisor), an affiliate of the advisor, is the fund's subadvisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The subadvisor is located at 11 Devonshire Square, London, EC2M 4YR, England. The advisors supervise all aspects of the fund's operations and provide investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976, and the subadvisor has acted as an investment advisor since 1967. Today, the advisor, together with its subsidiaries, advises or manages over 110 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 1998, the advisor and Chancellor LGT Asset Management, Inc. (the advisor for the period November 1, 1997 through May 28, 1998) together received compensation of 0.756% of average daily net assets, consisting of a management and administrative fee of 0.73% and an accounting fee of 0.026%.

PORTFOLIO MANAGERS

The advisors use a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are

- Thomas J. Berger, Portfolio Manager, has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1997. From 1993 to 1997 he was Director of Mercury Asset Management PLC.

- Paul Griffiths, Portfolio Manager, has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1994.

- David B. Hughes, Portfolio Manager, has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1995. From 1994 to 1995, he was Assistant Vice President of Fiduciary Trust Company International.

OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

The fund generally declares and pays dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains (including any net gains from foreign currency transactions), if any, annually.

                       ---------------------------------
                       AIM GLOBAL GOVERNMENT INCOME FUND
                       ---------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                  ADVISOR CLASS(a)
                                                  -------------------------------------------------
                                                                                      JUNE 1,
                                                    YEAR ENDED OCTOBER 31,              TO
                                                  ---------------------------       OCTOBER 31,
                                                  1998(b)   1997(b)   1996(b)         1995(b)
---------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period              $ 8.61    $ 8.73    $ 8.80          $ 8.98
Income from investment operations:
  Net investment income                             0.56      0.55      0.60            0.26
  Net realized and unrealized gain (loss) on
    investments                                     0.37     (0.13)     0.03           (0.19)
  Net increase (decrease) from investment
    operations                                      0.93      0.42      0.63            0.07
Distributions to shareholders:
  From net investment income                       (0.19)    (0.33)    (0.60)          (0.25)
  From net realized gain on investments               --        --     (0.10)             --
  In excess of net investment income               (0.35)    (0.21)       --              --
  In excess of net realized gain on investments       --        --        --              --
  Return of capital                                   --        --        --              --
Total distributions                                (0.54)    (0.54)    (0.70)          (0.25)
Net asset value, end of period                    $ 9.00    $ 8.61    $ 8.73          $ 8.80
Total investment return(c)                         11.18%     5.15%     7.49%          (0.83)%(d)
---------------------------------------------------------------------------------------------------
Ratios and supplemental data:
---------------------------------------------------------------------------------------------------
Net assets, end of period (in 000's)              $  421    $  116    $   86          $  131
Ratio of net investment income to average net
  assets                                            6.41%     6.39%     6.87%           7.33%
Ratio of expenses to average net assets
  excluding interest expense:
  With expense reductions                           1.17%     0.99%     0.99%           1.00%(e)
  Without expense reductions                        1.17%     1.16%     1.04%           1.03%(e)
Ratio of interest expense to average net
  assets(f)                                         0.29%      N/A       N/A             N/A
Portfolio turnover rate(f)                           305%      241%      268%            385%
---------------------------------------------------------------------------------------------------

(a) Commencing June 1, 1995, the fund began offering Advisor Class shares.
(b) These selected per share data were calculated based upon average shares outstanding during the period.
(c) Total investment return does not include sales charges.
(d) Not annualized.
(e) Annualized.
(f) Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the fund as a whole without distinguishing between the classes of shares.
N/A Not applicable.

                                 -------------
                                 THE AIM FUNDS
                                 -------------


Shareholder Information for Advisor Class Shares
--------------------------------------------------------------------------------


In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about Advisor Class shares of all the AIM Funds.


PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM ACCOUNT

The minimum initial investment for Advisor Class shares is $500; and the minimum investment for purchases of additional Advisor Class shares is $50.

HOW TO PURCHASE SHARES


Shares offered by this prospectus are available for purchase only by certain investors and are offered at net asset value without the imposition of a front-end or contingent deferred sales charge or Rule 12b-1 fees. Advisor Class shares are available through financial consultants (such as financial planners, trust companies, bank trust departments, and registered investment advisors). In order to purchase Advisor Class shares of any of the AIM Funds, your financial consultant, on your behalf, must submit a fully completed new account application form directly to the transfer agent.



You may purchase shares using one of the options below.



PURCHASE OPTIONS

-


                                        OPENING AN ACCOUNT                    ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Must be submitted by your financial    Mail your check and the remittance
                                consultant.                            slip from your confirmation
                                                                       statement to the transfer agent.
                                                                       A I M Fund Services, Inc.
                                                                       P.O. Box 4739
                                                                       Houston, TX 77210-4739

By Wire                         Your financial consultant must mail    Call the transfer agent to receive
                                a completed account application to     a reference number. Then, use the
                                the transfer agent. You or your        wire instructions at left.
                                financial consultant may call the
                                transfer agent at (800) 959-4246 to
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank
                                methods described above.               Connection(SM) form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.
----------------------------------------------------------------------------------------------------------


                                      A- 1                            ADV--03/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------


SPECIAL PLANS

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in Advisor Class shares of certain AIM Funds. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in Advisor Class shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend or distribution must be at least $5,000; or (b) in the AIM Fund receiving the dividend or distribution must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends and distributions into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM


If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this program, you can designate how the total value of your holdings of Advisor Class shares of AIM Funds should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual, or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for Advisor Class shares of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend, or terminate the program at any time on 60 days' prior written notice.



 EACH AIM FUND AND THE DISTRIBUTOR RESERVE THE RIGHT AT ANY TIME TO REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER; MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND; OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS. TO PROTECT THE INTERESTS OF INVESTORS, EACH AIM FUND AND THE DISTRIBUTOR MAY REJECT ANY ORDER CONSIDERED MARKET TIMING ACTIVITY.

REDEEMING SHARES


REDEMPTION FEES

No redemption fee is imposed when shares are redeemed or repurchased; however, dealers/financial institutions may charge service fees for handling repurchase transactions.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------


Through a Financial             Contact your financial consultant.
  Consultant

By Mail                         Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                                (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                                executed stock power; and (4) signature guarantees, if
                                necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                                resolutions or powers of attorney, if applicable.

By Telephone                    Call the transfer agent. You will be allowed to redeem by
                                telephone if (1) the proceeds are to be mailed to the
                                address on record with us or transferred electronically to a pre-authorized checking account; (2) the address on record with us has not been changed within the last 30 days; (3)
                                you do not hold physical share certificates; (4) you can
                                provide proper identification information; (5) the proceeds of the redemption do not exceed $50,000; and (6) you have
                                not previously declined the telephone redemption privilege.
                                The transfer agent must receive your call during the hours the New York Stock Exchange (NYSE) is open for business in order to effect the redemption at that day's closing price.


--------------------------------------------------------------------------------

ADV--03/99                            A- 2

                                 -------------
                                 THE AIM FUNDS
                                 -------------


TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.


REDEMPTION BY MAIL


If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds at the address on record with us.


REDEMPTION BY TELEPHONE


If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information.

REDEMPTIONS BY THE AIM FUNDS


If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500.



  If an AIM Fund determines that you have provided incorrect information in opening an account or in the course of conducting subsequent transactions, the AIM Fund may, in its discretion, redeem the account and distribute the proceeds to you.


EXCHANGING SHARES


You may, under certain circumstances, exchange Advisor Class shares in one AIM Fund for Advisor Class shares of another AIM Fund. You also may exchange Advisor Class shares for AIM Cash Reserve shares of AIM Money Market Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire.


EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be qualified for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- The AIM Fund from which you are exchanging must have received the full amount of the purchase price for the shares being exchanged;

- Recently acquired shares must have been held in your account for ten business days, and all other shares must have been held for at least one day, prior to the exchange; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the issuance of shares being purchased in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds.

  There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE


Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours the New York Stock Exchange (NYSE) is open for business; however, you still will be


                                      A- 3                            ADV--03/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------


allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.


PRICING OF SHARES



DETERMINATION OF NET ASSET VALUE



The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the New York Stock Exchange
(NYSE), events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Trustees instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges, the value of those funds' shares may change on days when you will not be able to purchase or redeem shares.


  Each AIM Fund determines the net asset value of its shares as of the close of the NYSE on each day the NYSE is open for business.


TIMING OF ORDERS



You can purchase, exchange or redeem shares during the hours the NYSE is open for business. The AIM Funds price purchase, exchange, and redemption orders calculated at the net asset value after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.


TAXES


In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different rates of tax apply to ordinary income and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year will be sent to you.



  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.


  The foreign, state, and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

ADV--03/99                            A- 4

                       ---------------------------------
                       AIM GLOBAL GOVERNMENT INCOME FUND
                       ---------------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds --Registration Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Distributors, Inc.
                             11 Greenway Plaza, Suite
                             100
                             Houston, TX 77046-1173
BY TELEPHONE:                (800) 347-4246
BY E-MAIL:                   general@aimfunds.com
ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)

---------------------------------------------------------

You also can obtain copies of the fund's SAI and other information at the SEC's Public Reference Room in Washington, DC, on the SEC's website
(http://www.sec.gov), or by sending a letter, including a duplicating fee, to the SEC's Public Reference Section, Washington, DC 20549-6009. Please call the SEC at 1-800-SEC-0330 for information about the Public Reference Room.

 AIM Global Government Income Fund
 SEC 1940 Act file number: 811-05426


[AIM LOGO APPEARS HERE]   www.aimfunds.com   GGVI-PRO-2   INVEST WITH DISCIPLINE
                                                      --Registration Trademark--

        AIM GLOBAL GROWTH & INCOME FUND

        ------------------------------------------------------------------------

        ADVISOR CLASS
        AIM GLOBAL GROWTH & INCOME FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL TOGETHER WITH CURRENT INCOME.

        PROSPECTUS
        MARCH 1, 1999

                                       This prospectus contains important
                                       information. Please read it before
                                       investing and keep it for future
                                       reference.

                                       The Advisor Class is closed to new
                                       investors.

                                       As with all other mutual fund
                                       securities, the Securities and
                                       Exchange Commission has not approved
                                       or disapproved these securities or
                                       determined whether the information
                                       in this prospectus is adequate or
                                       accurate. Anyone who tells you
                                       otherwise is committing a crime.

        [AIM LOGO APPEARS HERE]                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                        -------------------------------
                        AIM GLOBAL GROWTH & INCOME FUND
                        -------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE
  FUND                                       1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      3
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         3

Performance Table                            3

FEE TABLE AND EXPENSE EXAMPLE                4
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    4

Expense Example                              4

FUND MANAGEMENT                              5
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisors                                 5

Advisor Compensation                         5

Portfolio Managers                           5

OTHER INFORMATION                            5
- - - - - - - - - - - - - - - - - - - - - - - -

Dividends and Distributions                  5

FINANCIAL HIGHLIGHTS                         6
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Purchasing Shares                          A-1

Redeeming Shares                           A-2

Exchanging Shares                          A-3

Pricing of Shares                          A-4

Taxes                                      A-4

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest with Discipline are registered service marks and AIM Bank Connection is a service mark of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                        -------------------------------
                        AIM GLOBAL GROWTH & INCOME FUND
                        -------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital together with current income.

  The fund seeks to meet this objective by investing, normally, at least 65% of its total assets in a combination of blue chip equity securities and high-quality government bonds of U.S. and foreign issuers. "Blue chip" equity securities are those which (1) offered, during the issuer's most recent fiscal year, an above average dividend yield relative to the latest reported dividend yield on the Morgan Stanley Capital International World Index; and (2) are issued by a company with total equity market capitalization of at least $1 billion. High-quality government bonds are rated within one of the two highest ratings categories of Moody's Investors Service, Inc. or Standard & Poor's, or are deemed by the portfolio managers to be of comparable quality.

  The fund may invest up to 35% of its total assets in other equity securities and government and corporate debt securities that are investment grade, i.e., rated within one of the four highest ratings categories of Moody's or S&P, or are deemed by the portfolio managers to be of comparable quality. The fund may purchase debt obligations issued or guaranteed by the U.S. or foreign governments, including foreign states, provinces or municipalities, or their agencies, authorities or instrumentalities and debt obligations of supranational organizations, such as the World Bank. The fund will normally invest in securities of issuers in at least three countries, including the United States, and the fund may invest a significant portion of its assets in the securities of U.S. issuers. However, the fund may invest no more than 40% of its assets in securities of issuers in any one country, other than the U.S. The fund may invest up to 100% of its total assets in either equity or debt securities in response to general economic changes and market conditions around the world.

  The portfolio managers allocate assets among securities of countries and in currency denominations where opportunities for meeting the fund's investment objective are expected to be the most attractive. The portfolio managers consider fundamental economic strength, credit quality, and currency and interest rate trends in emphasizing various country, geographic, and industry sectors within the fund. Further, the portfolio managers select particular issuers based on additional economic and countries criteria such as yield, maturity, issue classification, and quality characteristics. Currency investments are based on economic factors (such as relative inflation, interest rate levels and trends, growth rate forecasts, balance of payments status, and economic policies) and on political and technical data. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

  The fund is non-diversified. With respect to 50% of its assets, it is permitted to invest more than 5% of its assets in the securities of any one issuer.

  In anticipation of or in response to adverse market conditions or for cash management purposes, the fund may hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments or high-quality debt securities. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. When interest rates rise, bond prices fall; the longer the bond's duration, the more sensitive it is to this risk.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

  Because it is non-diversified, the fund may invest in fewer issuers than if it were a diversified fund. The value of the fund's shares may vary more widely, and the fund may be subject to greater investment and credit risk, than if the fund invested more broadly.

  The value of your shares could be adversely affected if the computer systems used by the fund's investment advisor and the fund's other service providers are unable to distinguish the year 2000 from the year 1900.

                        -------------------------------
                        AIM GLOBAL GROWTH & INCOME FUND
                        -------------------------------

  The fund's investment advisor and independent technology consultants are working to avoid year 2000-related problems in its systems and to obtain assurances that other service providers are taking similar steps. Year 2000 problems may also affect issuers in whose securities the fund invests.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                        -------------------------------
                        AIM GLOBAL GROWTH & INCOME FUND
                        -------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Advisor Class shares from year to year.

                [GRAPH]


                                     Annual
Year Ended                           Total
December 31,                         Return
------------                         ------
1996 ...............................  17.42%
1997 ...............................  18.38%
1998 ...............................  20.74%

  During the periods shown in the bar chart, the highest quarterly return was 12.13% (quarter ended December 31, 1998) and the lowest quarterly return was -7.61% (quarter ended September 30, 1998).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index.

AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended                     SINCE     INCEPTION
December 31, 1998)              1 YEAR   INCEPTION     DATE
--------------------------------------------------------------
Advisor Class                   20.74%     18.13%    06/01/95
MSCI AC World Index(1)          21.72      16.55(2)  05/31/95(2)
--------------------------------------------------------------

(1) The Morgan Stanley Capital International All Country World Index measures the performance of securities listed on the major world stock exchanges of 47 markets, including both developed and emerging markets.
(2) The average annual total return given is since the date closest to the inception date of the Advisor Class.

                        -------------------------------
                        AIM GLOBAL GROWTH & INCOME FUND
                        -------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your
investment)                       ADVISOR CLASS
-----------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                     None
Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)        None
-----------------------------------------------

ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)                 ADVISOR CLASS
-----------------------------------------------
Management Fees                     0.97  %
Distribution and/or Service
(12b-1) Fees                        None
Other Expenses                      0.33
Total Annual Fund Operating
Expenses                            1.30
-----------------------------------------------

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Advisor Class of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------
Advisor Class   $132     $412     $  713     $1,568
----------------------------------------------------

                        -------------------------------
                        AIM GLOBAL GROWTH & INCOME FUND
                        -------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor. INVESCO Asset Management Limited (the subadvisor), an affiliate of the advisor, is the fund's subadvisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The subadvisor is located at 11 Devonshire Square, London, EC2M 4YR, England. The advisors supervise all aspects of the fund's operations and provide investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976, and the subadvisor has acted as an investment advisor since 1967. Today, the advisor, together with its subsidiaries, advises or manages over 110 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 1998, the advisor and Chancellor LGT Asset Management, Inc. (the advisor for the period November 1, 1997 through May 28, 1998) together received compensation of 0.996% of average net assets, consisting of a management and administrative fee of 0.97% and an accounting fee of 0.026%.

PORTFOLIO MANAGERS

The advisors use a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are

- Paul Griffiths, Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the advisor and/or its affiliates since 1994.

- Michael Lindsell, Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1992.

- John Nadell, Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1994.

OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

The fund generally declares and pays dividends, if any, quarterly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains (including any net gains from foreign currency transactions), if any, annually.

                        -------------------------------
                        AIM GLOBAL GROWTH & INCOME FUND
                        -------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                               ADVISOR CLASS(a)
                                                        ---------------------------------------------------------------
                                                                YEAR ENDED OCTOBER 31,                     JUNE 1,
                                                        --------------------------------------             THROUGH
                                                        1998(b)         1997(b)          1996          OCTOBER 31, 1995
----------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                    $ 8.20          $ 7.10          $ 6.35              $ 6.24
Income from investment operations:
  Net investment income                                   0.21            0.23            0.23                0.11
  Net realized and unrealized gain (loss) on
    investments                                           1.25            1.13            0.82                0.13
    Net increase from investment operations               1.46            1.36            1.05                0.24
Distributions to shareholders:
  From net investment income                             (0.16)          (0.24)          (0.26)              (0.13)
  From net realized gain on investments                  (0.24)          (0.02)          (0.04)                 --
    Total distributions                                  (0.40)          (0.26)          (0.30)              (0.13)
Net asset value, end of period                          $ 9.26          $ 8.20          $ 7.10              $ 6.35
Total investment return(c)                               18.27%          19.23%          17.19%               3.83%(d)
-----------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
Net assets, end of period (in 000s)                     $7,239          $3,057          $3,085              $  944
Ratio of net investment income to average net assets      2.22%           3.09%           3.52%               4.20%(e)
Ratio of expenses to average net assets:
  With expense reductions                                 1.29%           1.15%           1.24%               1.35%(e)
  Without expense reductions                              1.30%           1.29%           1.31%               1.39%(e)
Portfolio turnover rate(f)                                  92%             50%             39%                 83%
-----------------------------------------------------------------------------------------------------------------------

(a) Commencing June 1, 1995, the fund began offering Advisor Class shares.
(b) These selected per share data were calculated based upon average shares outstanding during the period.
(c) Total investment return does not include sales charges.
(d) Not annualized.
(e) Annualized.
(f) Portfolio turnover rates are calculated on the basis of the fund as a whole without distinguishing between the class of shares issued.

                                 -------------
                                 THE AIM FUNDS
                                 -------------


Shareholder Information for Advisor Class Shares
--------------------------------------------------------------------------------


In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about Advisor Class shares of all the AIM Funds.


PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM ACCOUNT

The minimum initial investment for Advisor Class shares is $500; and the minimum investment for purchases of additional Advisor Class shares is $50.

HOW TO PURCHASE SHARES


Shares offered by this prospectus are available for purchase only by certain investors and are offered at net asset value without the imposition of a front-end or contingent deferred sales charge or Rule 12b-1 fees. Advisor Class shares are available through financial consultants (such as financial planners, trust companies, bank trust departments, and registered investment advisors). In order to purchase Advisor Class shares of any of the AIM Funds, your financial consultant, on your behalf, must submit a fully completed new account application form directly to the transfer agent.



You may purchase shares using one of the options below.



PURCHASE OPTIONS

-


                                        OPENING AN ACCOUNT                    ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Must be submitted by your financial    Mail your check and the remittance
                                consultant.                            slip from your confirmation
                                                                       statement to the transfer agent.
                                                                       A I M Fund Services, Inc.
                                                                       P.O. Box 4739
                                                                       Houston, TX 77210-4739

By Wire                         Your financial consultant must mail    Call the transfer agent to receive
                                a completed account application to     a reference number. Then, use the
                                the transfer agent. You or your        wire instructions at left.
                                financial consultant may call the
                                transfer agent at (800) 959-4246 to
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank
                                methods described above.               Connection(SM) form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.
----------------------------------------------------------------------------------------------------------


                                      A- 1                            ADV--03/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------


SPECIAL PLANS

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in Advisor Class shares of certain AIM Funds. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in Advisor Class shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend or distribution must be at least $5,000; or (b) in the AIM Fund receiving the dividend or distribution must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends and distributions into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM


If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this program, you can designate how the total value of your holdings of Advisor Class shares of AIM Funds should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual, or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for Advisor Class shares of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend, or terminate the program at any time on 60 days' prior written notice.



 EACH AIM FUND AND THE DISTRIBUTOR RESERVE THE RIGHT AT ANY TIME TO REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER; MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND; OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS. TO PROTECT THE INTERESTS OF INVESTORS, EACH AIM FUND AND THE DISTRIBUTOR MAY REJECT ANY ORDER CONSIDERED MARKET TIMING ACTIVITY.

REDEEMING SHARES


REDEMPTION FEES

No redemption fee is imposed when shares are redeemed or repurchased; however, dealers/financial institutions may charge service fees for handling repurchase transactions.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------


Through a Financial             Contact your financial consultant.
  Consultant

By Mail                         Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                                (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                                executed stock power; and (4) signature guarantees, if
                                necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                                resolutions or powers of attorney, if applicable.

By Telephone                    Call the transfer agent. You will be allowed to redeem by
                                telephone if (1) the proceeds are to be mailed to the
                                address on record with us or transferred electronically to a pre-authorized checking account; (2) the address on record with us has not been changed within the last 30 days; (3)
                                you do not hold physical share certificates; (4) you can
                                provide proper identification information; (5) the proceeds of the redemption do not exceed $50,000; and (6) you have
                                not previously declined the telephone redemption privilege.
                                The transfer agent must receive your call during the hours the New York Stock Exchange (NYSE) is open for business in order to effect the redemption at that day's closing price.


--------------------------------------------------------------------------------

ADV--03/99                            A- 2

                                 -------------
                                 THE AIM FUNDS
                                 -------------


TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.


REDEMPTION BY MAIL


If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds at the address on record with us.


REDEMPTION BY TELEPHONE


If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information.

REDEMPTIONS BY THE AIM FUNDS


If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500.



  If an AIM Fund determines that you have provided incorrect information in opening an account or in the course of conducting subsequent transactions, the AIM Fund may, in its discretion, redeem the account and distribute the proceeds to you.


EXCHANGING SHARES


You may, under certain circumstances, exchange Advisor Class shares in one AIM Fund for Advisor Class shares of another AIM Fund. You also may exchange Advisor Class shares for AIM Cash Reserve shares of AIM Money Market Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire.


EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be qualified for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- The AIM Fund from which you are exchanging must have received the full amount of the purchase price for the shares being exchanged;

- Recently acquired shares must have been held in your account for ten business days, and all other shares must have been held for at least one day, prior to the exchange; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the issuance of shares being purchased in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds.

  There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE


Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours the New York Stock Exchange (NYSE) is open for business; however, you still will be


                                      A- 3                            ADV--03/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------


allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.


PRICING OF SHARES



DETERMINATION OF NET ASSET VALUE



The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the New York Stock Exchange
(NYSE), events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Trustees instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges, the value of those funds' shares may change on days when you will not be able to purchase or redeem shares.


  Each AIM Fund determines the net asset value of its shares as of the close of the NYSE on each day the NYSE is open for business.


TIMING OF ORDERS



You can purchase, exchange or redeem shares during the hours the NYSE is open for business. The AIM Funds price purchase, exchange, and redemption orders calculated at the net asset value after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.


TAXES


In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different rates of tax apply to ordinary income and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year will be sent to you.



  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.


  The foreign, state, and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

ADV--03/99                            A- 4

                        -------------------------------
                        AIM GLOBAL GROWTH & INCOME FUND
                        -------------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Distributors, Inc.
                             11 Greenway Plaza, Suite
                             100
                             Houston, TX 77046-1173
BY TELEPHONE:                (800) 347-4246
BY E-MAIL:                   general@aimfunds.com
ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)

---------------------------------------------------------

You also can obtain copies of the fund's SAI and other information at the SEC's Public Reference Room in Washington, DC, on the SEC's website
(http://www.sec.gov), or by sending a letter, including a duplicating fee, to the SEC's Public Reference Section, Washington, DC 20549-6009. Please call the SEC at 1-800-SEC-0330 for information about the Public Reference Room.

------------------------------------
 AIM Global Growth & Income Fund
 SEC 1940 Act file number: 811-05426
------------------------------------

[AIM LOGO APPEARS HERE]   www.aimfunds.com   GGI-PRO-2    INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

        AIM GLOBAL HEALTH CARE FUND

        -----------------------------------------------------------------------

        ADVISOR CLASS
        AIM GLOBAL HEALTH CARE FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF
        CAPITAL.


        PROSPECTUS
        MARCH 1, 1999

                                       This prospectus contains important
                                       information. Please read it before
                                       investing and keep it for future
                                       reference.

                                       The Advisor Class is closed to new
                                       investors.

                                       As with all other mutual fund
                                       securities, the Securities and
                                       Exchange Commission has not approved
                                       or disapproved these securities or
                                       determined whether the information
                                       in this prospectus is adequate or
                                       accurate. Anyone who tells you
                                       otherwise is committing a crime.

        [AIM LOGO APPEARS HERE]                           INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                          ---------------------------
                          AIM GLOBAL HEALTH CARE FUND
                          ---------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE
  FUND                                       1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      3
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         3

Performance Table                            3

FEE TABLE AND EXPENSE EXAMPLE                4
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    4

Expense Example                              4

FUND MANAGEMENT                              5
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                  5

Advisor Compensation                         5

Portfolio Manager                            5

OTHER INFORMATION                            5
- - - - - - - - - - - - - - - - - - - - - - - -

Dividends and Distributions                  5

FINANCIAL HIGHLIGHTS                         6
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Purchasing Shares                          A-1

Redeeming Shares                           A-2

Exchanging Shares                          A-3

Pricing of Shares                          A-4

Taxes                                      A-4

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest with Discipline are registered service marks and AIM Bank Connection is a service mark of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                          ---------------------------
                          AIM GLOBAL HEALTH CARE FUND
                          ---------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital.

  The fund seeks to meet its objective by investing, normally, at least 65% of its total assets in equity securities of domestic and foreign health care companies. The fund considers a "health care company" to be one that (1) derives at least 50% of its revenues or earnings from health care activities; or (2) devotes at least 50% of its assets to such activities, based on its most recent fiscal year. Such companies include those that design, manufacture, or sell products or services used for or in connection with health care or medicine (such as pharmaceutical companies, biotechnology research firms, companies that sell medical products, and companies that own or operate health care facilities). The fund may invest up to 35% of its assets in debt securities issued by health care companies, or in equity and debt securities of other companies the portfolio manager believes will benefit from developments in the health care industry.

  The fund will normally invest in the securities of companies located in at least three different countries, including the United States, and may invest a significant portion of its assets in the securities of U.S. issuers. However, the fund will invest no more than 50% of its total assets in the securities of issuers in any one country, other than the U.S. The fund may invest substantially in securities denominated in one or more currencies.

  The fund may invest in companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The fund may also invest up to 5% of its total assets in lower-quality debt securities, i.e., "junk bonds."

  The portfolio manager allocates the fund's assets among securities of countries and in currency denominations that are expected to provide the best opportunities for meeting the fund's investment objective. In analyzing specific companies for possible investment, the portfolio manager ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio manager considers whether to sell a particular security when any of those factors materially changes.

  In anticipation of or in response to adverse market conditions or for cash management purposes, the fund may hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments or high-quality debt securities. As a result, the fund may not achieve its investment objective.

  The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment. Active trading may also increase short-term capital gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

  The value of the fund's shares is particularly vulnerable to factors affecting the health care industry, such as substantial government regulation. Government regulation may impact the demand for products and services offered by health care companies. Also, the products and services offered by health care companies may be subject to rapid obsolescence caused by scientific advances and technological innovations. Because the fund focuses its investments in the health care industry, the value of your fund shares may rise and fall more than the value of shares of a fund that invests more broadly.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

                          ---------------------------
                          AIM GLOBAL HEALTH CARE FUND
                          ---------------------------

  The value of your shares could be adversely affected if the computer systems used by the fund's investment advisor and the fund's other service providers are unable to distinguish the year 2000 from the year 1900.

  The fund's investment advisor and independent technology consultants are working to avoid year 2000-related problems in its systems and to obtain assurances that other service providers are taking similar steps. Year 2000 problems may also affect issuers in whose securities the fund invests.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                          ---------------------------
                          AIM GLOBAL HEALTH CARE FUND
                          ---------------------------

PERFORMANCE INFORMATION
-------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Advisor Class shares from year to year.

                                    [GRAPH]

                                          Annual
Year Ended                                Total
December 31                               Return
-----------                               ------
1996 ..................................   24.48%
1997 ..................................    8.51%
1998...................................   19.09%

  During the periods shown in the bar chart, the highest quarterly return was 21.92% (quarter ended December 31, 1998) and the lowest quarterly return was -11.24% (quarter ended September 30, 1998).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index.

AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
 (for the periods ended                              SINCE    INCEPTION
December 31, 1998)                        1 YEAR   INCEPTION     DATE
------------------------------------------------------------------------
Advisor Class                             19.09%     22.76%    06/01/95
MSCI AC World Index(1)                    21.72      16.55(2)  05/31/95(2)
------------------------------------------------------------------------

(1) The Morgan Stanley Capital International All Country World Index measures the performance of securities listed on the major world stock exchanges of 47 markets, including both developed and emerging markets.
(2) The average annual total return given is since the date closest to the inception date of the Advisor Class.

                          ---------------------------
                          AIM GLOBAL HEALTH CARE FUND
                          ---------------------------

FEE TABLE AND EXPENSE EXAMPLE
-------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)                  ADVISOR CLASS
---------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                   None
Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)      None
---------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)                 ADVISOR CLASS
---------------------------------------------------
Management Fees                   0.97%
Distribution and/or
Service (12b-1) Fees              None
Other Expenses                    0.37
Total Annual Fund Operating
  Expenses                        1.34
---------------------------------------------------


EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Advisor Class of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------
Advisor Class   $136     $425      $734      $1,613
-----------------------------------------------------

                          ---------------------------
                          AIM GLOBAL HEALTH CARE FUND
                          ---------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 110 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 1998, the advisor and Chancellor LGT Asset Management, Inc., (the advisor for the period November 1, 1997 through May 28, 1998) together received compensation of 0.996% of average daily net assets, consisting of a management and administrative fee of 0.97% and an accounting fee of 0.026%.

PORTFOLIO MANAGER

The advisor uses a team approach to investment management. The individual member of the team who is primarily responsible for the day-to-day management of the fund's portfolio is

- Michael Yellen, Portfolio Manager, who has been responsible for the fund since 1996 and has been associated with the advisor and/or its affiliates since 1994.

OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains (including any net gains from foreign currency transactions), if any, annually.

                          ---------------------------
                          AIM GLOBAL HEALTH CARE FUND
                          ---------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                 ADVISOR CLASS(a)
                                                  ----------------------------------------------
                                                    YEAR ENDED OCTOBER 31,          JUNE 1,
                                                  ---------------------------          TO
                                                  1998(b)   1997(b)   1996(b)   OCTOBER 31, 1995
------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period              $28.34    $23.77    $21.88        $ 18.66
Income from investment operations:
  Net investment loss                              (0.10)    (0.12)    (0.05)         (0.02)
  Net realized and unrealized gain (loss) on
    investments                                    (0.94)     6.54      4.80           3.24
    Net increase (decrease) from investment
      operations                                   (1.04)     6.42      4.75           3.22
Distributions to shareholders:
  From net realized gain on investments            (6.70)    (1.85)    (2.86)            --
  In excess of net realized gain on investments    (0.01)       --        --             --
    Total distributions                            (6.71)    (1.85)    (2.86)            --
Net asset value, end of period                    $20.59    $28.34    $23.77        $ 21.88
Total investment return(c)                         (4.28)%   29.00%    23.82%         17.10%(d)
------------------------------------------------------------------------------------------------
Ratios and supplemental data:
Net assets, end of period (in 000s)               $5,892    $6,819    $1,152        $   539
Ratio of net investment loss to average net
  assets:
  With expense reductions                          (0.47)%   (0.50)%   (0.21)%        (0.22)%(e)
  Without expense reductions                       (0.48)%   (0.53)%   (0.25)%        (0.28)%(e)
Ratio of expenses to average net assets:
  With expense reductions                           1.33%     1.27%     1.30%          1.35%(e)
  Without expense reductions                        1.34%     1.30%     1.34%          1.41%(e)
Portfolio turnover rate(f)                           187%      149%      157%            99%(e)
------------------------------------------------------------------------------------------------

(a) Commencing June 1, 1995, the fund began offering Advisor Class shares.
(b) These selected per share data were calculated based upon average shares outstanding during the period.
(c) Total investment return does not include sales charges.
(d) Not annualized.
(e) Annualized.
(f) Portfolio turnover rates are calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

                                 -------------
                                 THE AIM FUNDS
                                 -------------


Shareholder Information for Advisor Class Shares
--------------------------------------------------------------------------------


In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about Advisor Class shares of all the AIM Funds.


PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM ACCOUNT

The minimum initial investment for Advisor Class shares is $500; and the minimum investment for purchases of additional Advisor Class shares is $50.

HOW TO PURCHASE SHARES


Shares offered by this prospectus are available for purchase only by certain investors and are offered at net asset value without the imposition of a front-end or contingent deferred sales charge or Rule 12b-1 fees. Advisor Class shares are available through financial consultants (such as financial planners, trust companies, bank trust departments, and registered investment advisors). In order to purchase Advisor Class shares of any of the AIM Funds, your financial consultant, on your behalf, must submit a fully completed new account application form directly to the transfer agent.



You may purchase shares using one of the options below.



PURCHASE OPTIONS

-


                                        OPENING AN ACCOUNT                    ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Must be submitted by your financial    Mail your check and the remittance
                                consultant.                            slip from your confirmation
                                                                       statement to the transfer agent.
                                                                       A I M Fund Services, Inc.
                                                                       P.O. Box 4739
                                                                       Houston, TX 77210-4739

By Wire                         Your financial consultant must mail    Call the transfer agent to receive
                                a completed account application to     a reference number. Then, use the
                                the transfer agent. You or your        wire instructions at left.
                                financial consultant may call the
                                transfer agent at (800) 959-4246 to
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank
                                methods described above.               Connection(SM) form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.
----------------------------------------------------------------------------------------------------------


                                      A- 1                            ADV--03/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------


SPECIAL PLANS

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in Advisor Class shares of certain AIM Funds. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in Advisor Class shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend or distribution must be at least $5,000; or (b) in the AIM Fund receiving the dividend or distribution must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends and distributions into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM


If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this program, you can designate how the total value of your holdings of Advisor Class shares of AIM Funds should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual, or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for Advisor Class shares of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend, or terminate the program at any time on 60 days' prior written notice.



 EACH AIM FUND AND THE DISTRIBUTOR RESERVE THE RIGHT AT ANY TIME TO REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER; MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND; OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS. TO PROTECT THE INTERESTS OF INVESTORS, EACH AIM FUND AND THE DISTRIBUTOR MAY REJECT ANY ORDER CONSIDERED MARKET TIMING ACTIVITY.

REDEEMING SHARES


REDEMPTION FEES

No redemption fee is imposed when shares are redeemed or repurchased; however, dealers/financial institutions may charge service fees for handling repurchase transactions.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------


Through a Financial             Contact your financial consultant.
  Consultant

By Mail                         Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                                (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                                executed stock power; and (4) signature guarantees, if
                                necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                                resolutions or powers of attorney, if applicable.

By Telephone                    Call the transfer agent. You will be allowed to redeem by
                                telephone if (1) the proceeds are to be mailed to the
                                address on record with us or transferred electronically to a pre-authorized checking account; (2) the address on record with us has not been changed within the last 30 days; (3)
                                you do not hold physical share certificates; (4) you can
                                provide proper identification information; (5) the proceeds of the redemption do not exceed $50,000; and (6) you have
                                not previously declined the telephone redemption privilege.
                                The transfer agent must receive your call during the hours the New York Stock Exchange (NYSE) is open for business in order to effect the redemption at that day's closing price.


--------------------------------------------------------------------------------

ADV--03/99                            A- 2

                                 -------------
                                 THE AIM FUNDS
                                 -------------


TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.


REDEMPTION BY MAIL


If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds at the address on record with us.


REDEMPTION BY TELEPHONE


If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information.

REDEMPTIONS BY THE AIM FUNDS


If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500.



  If an AIM Fund determines that you have provided incorrect information in opening an account or in the course of conducting subsequent transactions, the AIM Fund may, in its discretion, redeem the account and distribute the proceeds to you.


EXCHANGING SHARES


You may, under certain circumstances, exchange Advisor Class shares in one AIM Fund for Advisor Class shares of another AIM Fund. You also may exchange Advisor Class shares for AIM Cash Reserve shares of AIM Money Market Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire.


EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be qualified for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- The AIM Fund from which you are exchanging must have received the full amount of the purchase price for the shares being exchanged;

- Recently acquired shares must have been held in your account for ten business days, and all other shares must have been held for at least one day, prior to the exchange; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the issuance of shares being purchased in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds.

  There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE


Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours the New York Stock Exchange (NYSE) is open for business; however, you still will be


                                      A- 3                            ADV--03/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------


allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.


PRICING OF SHARES



DETERMINATION OF NET ASSET VALUE



The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the New York Stock Exchange
(NYSE), events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Trustees instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges, the value of those funds' shares may change on days when you will not be able to purchase or redeem shares.


  Each AIM Fund determines the net asset value of its shares as of the close of the NYSE on each day the NYSE is open for business.


TIMING OF ORDERS



You can purchase, exchange or redeem shares during the hours the NYSE is open for business. The AIM Funds price purchase, exchange, and redemption orders calculated at the net asset value after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.


TAXES


In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different rates of tax apply to ordinary income and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year will be sent to you.



  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.


  The foreign, state, and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

ADV--03/99                            A- 4

                          ---------------------------
                          AIM GLOBAL HEALTH CARE FUND
                          ---------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us


---------------------------------------------------------

BY MAIL:                     A I M Distributors, Inc.
                             11 Greenway Plaza, Suite
                             100
                             Houston, TX 77046-1173
BY TELEPHONE:                (800) 347-4246
BY E-MAIL:                   general@aimfunds.com
ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)

---------------------------------------------------------

You also can obtain copies of the fund's SAI and other information at the SEC's Public Reference Room in Washington, DC, on the SEC's website
(http://www.sec.gov), or by sending a letter, including a duplicating fee, to the SEC's Public Reference Section, Washington, DC 20549-6009. Please call the SEC at 1-800-SEC-0330 for information about the Public Reference Room.

-------------------------------------
 AIM Global Health Care Fund
 SEC 1940 Act file number: 811-05426
-------------------------------------

[AIM LOGO APPEARS HERE]   www.aimfunds.com   GHC-PRO-2    INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

        AIM GLOBAL INFRASTRUCTURE FUND

        ------------------------------------------------------------------------

        ADVISOR CLASS

        AIM GLOBAL INFRASTRUCTURE FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

        PROSPECTUS
        MARCH 1, 1999

                                       This prospectus contains important
                                       information.  Please read it before
                                       investing and keep it for future
                                       reference.

                                       The Advisor Class is closed to new
                                       investors.

                                       As with all other mutual fund
                                       securities, the Securities and
                                       Exchange Commission has not approved
                                       or disapproved these securities or
                                       determined whether the information
                                       in this prospectus is adequate or
                                       accurate. Anyone who tells you
                                       otherwise is committing a crime.

        [AIM LOGO APPEARS HERE]                         INVEST WITH DISCIPLINE
                                                      -- Registered Trademark --

                         ------------------------------
                         AIM GLOBAL INFRASTRUCTURE FUND
                         ------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      3
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         3

Performance Table                            3

FEE TABLE AND EXPENSE EXAMPLE                4
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    4

Expense Example                              4

FUND MANAGEMENT                              5
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                  5

Advisor Compensation                         5

Portfolio Manager                            5

OTHER INFORMATION                            5
- - - - - - - - - - - - - - - - - - - - - - - -

Dividends and Distributions                  5

FINANCIAL HIGHLIGHTS                         6
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Purchasing Shares                          A-1

Redeeming Shares                           A-2

Exchanging Shares                          A-3

Pricing of Shares                          A-4

Taxes                                      A-4

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest with Discipline are registered service marks and AIM Bank Connection is a service mark of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                         ------------------------------
                         AIM GLOBAL INFRASTRUCTURE FUND
                         ------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The fund seeks to meet this objective by investing all of its investable assets in the Global Infrastructure Portfolio (the portfolio), which in turn normally invests at least 65% of its total assets in equity securities of domestic and foreign infrastructure companies. The portfolio considers an "infrastructure company" to be one that (1) derives at least 50% of its revenues or earnings from infrastructure activities; or (2) devotes at least 50% of its assets to such activities, based on its most recent fiscal year. Such companies include those that design, develop, or provide products and services significant to a country's infrastructure (such as transportation systems, communications equipment and services, nuclear power and other energy sources, water supply, and oil, gas, and coal exploration). The portfolio may invest up to 35% of its assets in debt securities issued by infrastructure companies, or in equity and debt securities of other companies the portfolio manager believes will benefit from developments in the infrastructure industry.

  The portfolio will normally invest in the securities of companies located in at least three different countries, including the United States, and may invest a significant portion of its assets in the securities of U.S. issuers. However, the portfolio will invest no more than 50% of its total assets in the securities of issuers in any one country, other than the U.S. The portfolio may invest substantially in securities denominated in one or more currencies. The portfolio may invest in companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The portfolio may also invest up to 20% of its total assets in lower-quality debt securities, i.e., "junk bonds."

  The portfolio manager allocates the portfolio's assets among securities of countries and in currency denominations that are expected to provide the best opportunities for meeting the portfolio's investment objective. In analyzing specific companies for possible investment, the portfolio manager ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio manager considers whether to sell a particular security when any of those factors materially changes.

  In anticipation of or in response to adverse market conditions or for cash management purposes, the portfolio may hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments or high-quality debt securities. As a result, the fund or the portfolio may not achieve its investment objective.

  If the fund's Board of Trustees determines that it is in the best interests of the fund and its shareholders, the fund may redeem its investment in the portfolio.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the portfolio invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

  The value of the fund's shares is particularly vulnerable to factors affecting the infrastructure industry, such as substantial political, environmental, and other governmental regulation. Such regulation may, among other things, increase compliance costs and proscribe the development of new technologies. In addition, increases in fuel, energy and other prices have historically limited the growth potential of infrastructure companies.

  Because the portfolio focuses its investments in the infrastructure industry, the value of your fund shares may rise and fall more than the value of shares of a fund that invests more broadly.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and their prices may be more volatile than U.S. securities.

  These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in compa-

                         ------------------------------
                         AIM GLOBAL INFRASTRUCTURE FUND
                         ------------------------------

nies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

  The value of your shares could be adversely affected if the computer systems used by the portfolio's investment advisor and other service providers are unable to distinguish the year 2000 from the year 1900.

  The portfolio's investment advisor and independent technology consultants are working to avoid year 2000-related problems in its systems and to obtain assurances that other service providers are taking similar steps. Year 2000 problems may also affect issuers in whose securities the portfolio invests.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                         ------------------------------
                         AIM GLOBAL INFRASTRUCTURE FUND
                         ------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
The following bar chart shows changes in the performance of the fund's Advisor Class shares from year to year.

                                    [GRAPH]

                                             Annual
Year Ended                                    Total
December 31                                  Return
-----------                                  ------
1996 ......................................  23.13%
1997 ......................................   3.83%
1998 ......................................   4.82%

  During the periods shown in the bar chart, the highest quarterly return was 14.32% (quarter ended December 31, 1998) and the lowest quarterly return was -15.14% (quarter ended September 30, 1998).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index.

AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended               SINCE     INCEPTION
December 31, 1998)        1 YEAR   INCEPTION     DATE
-----------------------------------------------------------
Advisor Class              4.82%      9.72%    06/01/95
MSCI AC World Index(1)    21.72    16.55(2)    05/31/95(2)
-----------------------------------------------------------

(1) The Morgan Stanley Capital International All Country World Index measures the performance of securities listed on the major world stock exchanges of 47 markets, including both developed and emerging markets.
(2) The average annual total return given is since the date closest to the inception date of the Advisor Class.

                         ------------------------------
                         AIM GLOBAL INFRASTRUCTURE FUND
                         ------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)                  ADVISOR CLASS
---------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering
  price)                              None
Maximum Deferred Sales Charge
(Load) (as a percentage of
original purchase price or
redemption proceeds, whichever
is less)                              None
---------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)(1)              ADVISOR CLASS
---------------------------------------------------
Management Fees                       0.98%
Distribution and/or Service
(12b-1) Fees                          None
Other Expenses:                       0.75
Total Annual Fund Operating
  Expenses                            1.73
Expense Reimbursement(2)              0.23
Net Expenses                          1.50
---------------------------------------------------

(1) This fee table, and the expense example below, reflect the expenses of both the fund and the portfolio.
(2) The investment advisor has contractually agreed to limit net expenses.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Advisor Class of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------
Advisor Class   $176     $545      $939      $2,041
----------------------------------------------------

                         ------------------------------
                         AIM GLOBAL INFRASTRUCTURE FUND
                         ------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the investment advisor of Global Infrastructure Portfolio (the portfolio) and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the portfolio's operations and provides investment advisory services to the portfolio, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the portfolio.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 110 investment portfolios, including the portfolio, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 1998, the advisor and Chancellor LGT Asset Management, Inc. (the advisor for the period November 1, 1997 through May 28, 1998) together received compensation of 0.776% of average daily net assets, consisting of a management and administrative fee of 0.75% and an accounting fee of 0.026%.

PORTFOLIO MANAGER

The advisor uses a team approach to investment management. The individual member of the team who is primarily responsible for the day-to-day management of the portfolio is

- Brian T. Nelson, Portfolio Manager, who has been responsible for the fund since 1997 and has been associated with the advisor and/or its affiliates since 1994.

OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes any long-term and short-term capital gains (including any net gains from foreign currency transactions), if any, annually.

                         ------------------------------
                         AIM GLOBAL INFRASTRUCTURE FUND
                         ------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                 ADVISOR CLASS(a)
                                                  ----------------------------------------------
                                                    YEAR ENDED OCTOBER 31,          JUNE 1,
                                                  ---------------------------          TO
                                                  1998(b)   1997(b)   1996(b)   OCTOBER 31, 1995
------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period              $15.23    $14.52    $12.14        $ 12.00
Income from investment operations:
  Net investment income (loss)                      0.16(c)   0.05      0.04           0.02  (d)
  Net realized and unrealized gain (loss) on
    investments                                    (0.82)     1.38      2.34           0.12
    Net increase (decrease) from investment
      operations                                   (0.66)     1.43      2.38           0.14
Distributions to shareholders:
  From net realized gains on investments           (0.11)    (0.72)       --             --
    Total distributions                            (0.11)    (0.72)       --             --
Net asset value, end of period                    $14.46    $15.23    $14.52        $ 12.14
Total investment return(e)                         (4.35)%   10.10%    19.60%          1.17% (f)
------------------------------------------------------------------------------------------------
Ratios and supplemental data:
Net assets, end of period (in 000s)               $6,997    $2,539    $  344        $   216
Ratio of net investment income (loss) to average
  net assets:
  With expense reductions and reimbursement         1.02%     0.41%     0.31%          0.18% (g)
  Without expense reductions and reimbursement      0.78%     0.33%     0.20%         (0.08)%(g)
Ratio of expenses to average net assets:
  With expense reductions and reimbursement         1.49%     1.50%     1.64%          1.86% (g)
  Without expense reductions and reimbursement      1.73%     1.58%     1.75%          2.12% (g)
Portfolio turnover rate(h)                            96%       41%       41%            45%
------------------------------------------------------------------------------------------------

(a) Commencing June 1, 1995, the fund began offering Advisor Class shares.
(b) These selected per share data were calculated based upon average shares outstanding during the period.
(c) Before reimbursement the net investment income per share would have been reduced by $0.04.
(d) Before reimbursement the net investment income per share would have been reduced by $0.02.
(e) Total investment return does not include sales charges.
(f) Not annualized.
(g) Annualized.
(h) Portfolio turnover rates are calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued.

                                 -------------
                                 THE AIM FUNDS
                                 -------------


Shareholder Information for Advisor Class Shares
--------------------------------------------------------------------------------


In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about Advisor Class shares of all the AIM Funds.


PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM ACCOUNT

The minimum initial investment for Advisor Class shares is $500; and the minimum investment for purchases of additional Advisor Class shares is $50.

HOW TO PURCHASE SHARES


Shares offered by this prospectus are available for purchase only by certain investors and are offered at net asset value without the imposition of a front-end or contingent deferred sales charge or Rule 12b-1 fees. Advisor Class shares are available through financial consultants (such as financial planners, trust companies, bank trust departments, and registered investment advisors). In order to purchase Advisor Class shares of any of the AIM Funds, your financial consultant, on your behalf, must submit a fully completed new account application form directly to the transfer agent.



You may purchase shares using one of the options below.



PURCHASE OPTIONS

-


                                        OPENING AN ACCOUNT                    ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Must be submitted by your financial    Mail your check and the remittance
                                consultant.                            slip from your confirmation
                                                                       statement to the transfer agent.
                                                                       A I M Fund Services, Inc.
                                                                       P.O. Box 4739
                                                                       Houston, TX 77210-4739

By Wire                         Your financial consultant must mail    Call the transfer agent to receive
                                a completed account application to     a reference number. Then, use the
                                the transfer agent. You or your        wire instructions at left.
                                financial consultant may call the
                                transfer agent at (800) 959-4246 to
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank
                                methods described above.               Connection(SM) form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.
----------------------------------------------------------------------------------------------------------


                                      A- 1                            ADV--03/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------


SPECIAL PLANS

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in Advisor Class shares of certain AIM Funds. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in Advisor Class shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend or distribution must be at least $5,000; or (b) in the AIM Fund receiving the dividend or distribution must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends and distributions into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM


If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this program, you can designate how the total value of your holdings of Advisor Class shares of AIM Funds should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual, or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for Advisor Class shares of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend, or terminate the program at any time on 60 days' prior written notice.



 EACH AIM FUND AND THE DISTRIBUTOR RESERVE THE RIGHT AT ANY TIME TO REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER; MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND; OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS. TO PROTECT THE INTERESTS OF INVESTORS, EACH AIM FUND AND THE DISTRIBUTOR MAY REJECT ANY ORDER CONSIDERED MARKET TIMING ACTIVITY.

REDEEMING SHARES


REDEMPTION FEES

No redemption fee is imposed when shares are redeemed or repurchased; however, dealers/financial institutions may charge service fees for handling repurchase transactions.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------


Through a Financial             Contact your financial consultant.
  Consultant

By Mail                         Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                                (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                                executed stock power; and (4) signature guarantees, if
                                necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                                resolutions or powers of attorney, if applicable.

By Telephone                    Call the transfer agent. You will be allowed to redeem by
                                telephone if (1) the proceeds are to be mailed to the
                                address on record with us or transferred electronically to a pre-authorized checking account; (2) the address on record with us has not been changed within the last 30 days; (3)
                                you do not hold physical share certificates; (4) you can
                                provide proper identification information; (5) the proceeds of the redemption do not exceed $50,000; and (6) you have
                                not previously declined the telephone redemption privilege.
                                The transfer agent must receive your call during the hours the New York Stock Exchange (NYSE) is open for business in order to effect the redemption at that day's closing price.


--------------------------------------------------------------------------------

ADV--03/99                            A- 2

                                 -------------
                                 THE AIM FUNDS
                                 -------------


TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.


REDEMPTION BY MAIL


If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds at the address on record with us.


REDEMPTION BY TELEPHONE


If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information.

REDEMPTIONS BY THE AIM FUNDS


If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500.



  If an AIM Fund determines that you have provided incorrect information in opening an account or in the course of conducting subsequent transactions, the AIM Fund may, in its discretion, redeem the account and distribute the proceeds to you.


EXCHANGING SHARES


You may, under certain circumstances, exchange Advisor Class shares in one AIM Fund for Advisor Class shares of another AIM Fund. You also may exchange Advisor Class shares for AIM Cash Reserve shares of AIM Money Market Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire.


EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be qualified for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- The AIM Fund from which you are exchanging must have received the full amount of the purchase price for the shares being exchanged;

- Recently acquired shares must have been held in your account for ten business days, and all other shares must have been held for at least one day, prior to the exchange; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the issuance of shares being purchased in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds.

  There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE


Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours the New York Stock Exchange (NYSE) is open for business; however, you still will be


                                      A- 3                            ADV--03/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------


allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.


PRICING OF SHARES



DETERMINATION OF NET ASSET VALUE



The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the New York Stock Exchange
(NYSE), events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Trustees instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges, the value of those funds' shares may change on days when you will not be able to purchase or redeem shares.


  Each AIM Fund determines the net asset value of its shares as of the close of the NYSE on each day the NYSE is open for business.


TIMING OF ORDERS



You can purchase, exchange or redeem shares during the hours the NYSE is open for business. The AIM Funds price purchase, exchange, and redemption orders calculated at the net asset value after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.


TAXES


In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different rates of tax apply to ordinary income and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year will be sent to you.



  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.


  The foreign, state, and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

ADV--03/99                            A- 4

                         ------------------------------
                         AIM GLOBAL INFRASTRUCTURE FUND
                         ------------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Distributors, Inc.
                             11 Greenway Plaza, Suite
                             100
                             Houston, TX 77046-1173

BY TELEPHONE:                (800) 347-4246

BY E-MAIL:                   general@aimfunds.com

ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)

---------------------------------------------------------

You also can obtain copies of the fund's SAI and other information at the SEC's Public Reference Room in Washington, DC, on the SEC's website
(http://www.sec.gov), or by sending a letter, including a duplicating fee, to the SEC's Public Reference Section, Washington, DC 20549-6009. Please call the SEC at 1-800-SEC-0330 for information about the Public Reference Room.

------------------------------------
 AIM Global Infrastructure Fund
 SEC 1940 Act file number: 811-05426
------------------------------------

[AIM LOGO APPEARS HERE]   www.aimfunds.com   GIF-PRO-2  INVEST WITH DISCIPLINE
                                                      -- Registered Trademark --

        AIM GLOBAL RESOURCES FUND

        -----------------------------------------------------------------------

        ADVISOR CLASS

        AIM GLOBAL RESOURCES FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

        PROSPECTUS
        MARCH 1, 1999

                                       This prospectus contains important
                                       information. Please read it before
                                       investing and keep it for future
                                       reference.

                                       The Advisor Class is closed to new
                                       investors.

                                       As with all other mutual fund
                                       securities, the Securities and
                                       Exchange Commission has not approved
                                       or disapproved these securities or
                                       determined whether the information
                                       in this prospectus is adequate or
                                       accurate. Anyone who tells you
                                       otherwise is committing a crime.


        [AIM LOGO APPEARS HERE]                         INVEST WITH DISCIPLINE
                                                      -- Registered Trademark --

                           -------------------------
                           AIM GLOBAL RESOURCES FUND
                           -------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      3
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         3

Performance Table                            3

FEE TABLE AND EXPENSE EXAMPLE                4
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    4

Expense Example                              4

FUND MANAGEMENT                              5
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                  5

Advisor Compensation                         5

Portfolio Manager                            5

OTHER INFORMATION                            5
- - - - - - - - - - - - - - - - - - - - - - - -

Dividends and Distributions                  5

FINANCIAL HIGHLIGHTS                         6
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Purchasing Shares                          A-1

Redeeming Shares                           A-2

Exchanging Shares                          A-3

Pricing of Shares                          A-4

Taxes                                      A-4

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest with Discipline are registered service marks and AIM Bank Connection is a service mark of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                           -------------------------
                           AIM GLOBAL RESOURCES FUND
                           -------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The fund seeks to meet this objective by investing all of its total assets in the Global Resources Portfolio (the portfolio), which in turn normally invests at least 65% of its total assets in equity securities of domestic and foreign natural resources companies. The portfolio considers a "natural resources" company to be one that (1) derives at least 50% of its revenues or earnings from natural resource activities, or (2) devotes at least 50% of its assets to such activities, based on its most recent fiscal year. Such companies include those that own, explore, or develop natural resources (such as oil, metals, forest products, and chemicals) and other basic commodities (such as foodstuffs) or supply goods and services to such companies. The portfolio may invest up to 35% of its assets in debt securities issued by natural resources companies, or equity and debt securities of other companies the portfolio manager believes will benefit from developments in the natural resource industry.

  The portfolio will normally invest in the securities of issuers located in at least three different countries, including the United States, and may invest a significant portion of its assets in the securities of U.S. issuers. However, the portfolio will invest no more than 50% of its total assets in the securities of issuers in any one country, other than the U.S. The portfolio may invest in companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The portfolio may invest substantially in securities denominated in one or more currencies. The portfolio may invest up to 20% of its total assets in lower-quality debt securities, i.e., "junk bonds."

  The portfolio manager allocates the portfolio's assets among securities of countries and in currency denominations that are expected to provide the best opportunities for meeting the portfolio's investment objective. In analyzing specific companies for possible investment, the portfolio manager ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio manager considers whether to sell a particular security when any of those factors materially changes.

  In anticipation of or in response to adverse market conditions or for cash management purposes, the portfolio may hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments, or high-quality debt securities. As a result, the fund or the portfolio may not achieve its investment objective.

  The portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the portfolio does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment. Active trading may also increase short-term capital gains and losses, which may affect the taxes you have to pay.

  If the fund's Board of Trustees determines that it is in the best interests of the fund and its shareholders, the fund may redeem its investment in the portfolio.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the portfolio invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

  The value of the fund's shares is particularly vulnerable to factors affecting the natural resources industry, such as increasing regulation of the environment by both U.S. and foreign governments. Increased environmental regulations may, among other things, increase compliance costs and affect business opportunities for the companies in which the portfolio invests. The value is also affected by changing commodity prices, which can be highly volatile and are subject to risks of oversupply and reduced demand.

  Because the portfolio focuses its investments in the natural resources industry, the value of your fund shares may rise and fall more than the value of shares of a fund that invests more broadly.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

                           -------------------------
                           AIM GLOBAL RESOURCES FUND
                           -------------------------

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and their prices may be more volatile than U.S. securities.

  The value of your shares could be adversely affected if the computer systems used by the portfolio's investment advisor and other service providers are unable to distinguish the year 2000 from the year 1900.

  The portfolio's investment advisor and independent technology consultants are working to avoid year 2000-related problems in its systems and to obtain assurances that other service providers are taking similar steps. Year 2000 problems may also affect issuers in whose securities the portfolio invests.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by Federal Deposit Insurance Corporation or any other government agency.

                           -------------------------
                           AIM GLOBAL RESOURCES FUND
                           -------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Advisor Class shares from year to year.

                                    [GRAPH]

                                             Annual
Year Ended                                    Total
December 31                                  Return
-----------                                  ------
1996 ......................................  48.04%
1997 ......................................  (1.05)%
1998 ...................................... (34.09)%

  During the periods shown in the bar chart, the highest quarterly return was 31.92% (quarter ended September 30, 1997) and the lowest quarterly return was -21.48% (quarter ended September 30, 1998).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index.

AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended                              SINCE      INCEPTION
December 31, 1998)                        1 YEAR   INCEPTION     DATE
-------------------------------------------------------------------------
Advisor Class                             (34.09)%    1.25%    06/01/95
MSCI AC World Index(1)                     21.72     16.55(2)  05/31/95(2)
-------------------------------------------------------------------------

(1) The Morgan Stanley Capital International All Country World Index measures the performance of securities listed on the major world stock exchanges of 47 markets, including both developed and emerging markets.
(2) The average annual total return given is since the date closest to the inception date of the Advisor Class.

                           -------------------------
                           AIM GLOBAL RESOURCES FUND
                           -------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)                  ADVISOR CLASS
---------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                        None
Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)           None
---------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)(1)              ADVISOR CLASS
---------------------------------------------------
Management Fees                       0.98%
Distribution and/or
Service (12b-1) Fees                  None
Other Expenses                        0.81
Total Annual Fund                     1.79
Operating Expenses
Expense Reimbursement(2)              0.29
Net Expenses                          1.50
---------------------------------------------------

(1) This fee table, and the expense example below, reflect the expenses of both the fund and the portfolio.
(2) The investment advisor has contractually agreed to limit net expenses.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Advisor Class of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------
Advisor Class   $182     $563      $970      $2,105
----------------------------------------------------

                           -------------------------
                           AIM GLOBAL RESOURCES FUND
                           -------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the investment advisor of Global Resources Portfolio (the portfolio) and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the portfolio's operations and provides investment advisory services to the portfolio, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the portfolio.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 110 investment portfolios, including the portfolio, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 1998, the advisor and Chancellor LGT Asset Management, Inc. (the advisor for the period November 1, 1997 through May 28, 1998) together received compensation of 0.716% of average daily net assets, consisting of a management and administrative fee of 0.69% and an accounting fee of 0.026%.

PORTFOLIO MANAGER

The advisor uses a team approach to investment management. The individual member of the team who is primarily responsible for the day-to-day management of the portfolio is

- Derek H. Webb, Portfolio Manager, who has been responsible for the fund since 1994 and has been associated with the advisor and/or its affiliates since 1992.

OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains (including any net gains from foreign currency transactions), if any, annually.

                           -------------------------
                           AIM GLOBAL RESOURCES FUND
                           -------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                 ADVISOR CLASS(a)
                                                  -----------------------------------------------
                                                    YEAR ENDED OCTOBER 31,           JUNE 1,
                                                  ---------------------------          TO
                                                  1998(b)   1997(b)   1996(b)   OCTOBER 31, 1995
-------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period              $20.80    $ 17.47   $11.47         $11.45
Income from investment operations:
  Net investment income (loss)                     (0.03)(c)  (0.14)   (0.17)          0.11(d)
  Net realized and unrealized gain (loss) on
    investments                                    (9.01)      4.08     6.28          (0.09)
Net increase (decrease) from investment
  operations                                       (9.04)      3.94     6.11           0.02
Distributions to shareholders:
  From net investment income                       (0.19)        --    (0.10)            --
  From net realized gain on investments            (0.49)     (0.61)   (0.01)            --
        Total distributions                        (0.68)     (0.61)   (0.11)            --
Net asset value, end of period                    $11.08    $ 20.80   $17.47         $11.47
Total investment return(e)                        (44.79)%    23.23%   53.76%          0.17%(f)
-------------------------------------------------------------------------------------------------
Ratios and supplemental data:
Net assets, end of period (in 000s)               $5,089    $14,886   $5,502         $   95
Ratio of net investment income (loss) to average
  net assets:
  With expense reductions and/or reimbursement     (0.25)%    (0.91)%  (1.05)%         0.91%(g)
  Without expense reductions and/or
    reimbursement                                  (0.56)%    (1.01)%  (1.15)%        (0.19)%(g)
Ratio of expense to average net assets:
  With expense reductions and/or reimbursement      1.48%      1.53%    1.70%          1.87%(g)
  Without expense reductions and/or
    reimbursement                                   1.79%      1.63%    1.80%          2.97%(g)
Portfolio turnover rate(h)                           201%       321%      94%            87%
-------------------------------------------------------------------------------------------------

(a) Commencing June 1, 1995, the fund began offering Advisor Class shares.
(b) These selected per share data were calculated based upon average shares outstanding during the period.
(c) Before reimbursement the net investment loss per share would have been increased by $0.04.
(d) Before reimbursement the net investment income per share would have been reduced by $0.12.
(e) Total investment return does not include sales charges.
(f) Not annualized.
(g) Annualized
(h) Portfolio turnover rates are calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued.

                                 -------------
                                 THE AIM FUNDS
                                 -------------


Shareholder Information for Advisor Class Shares
--------------------------------------------------------------------------------


In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about Advisor Class shares of all the AIM Funds.


PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM ACCOUNT

The minimum initial investment for Advisor Class shares is $500; and the minimum investment for purchases of additional Advisor Class shares is $50.

HOW TO PURCHASE SHARES


Shares offered by this prospectus are available for purchase only by certain investors and are offered at net asset value without the imposition of a front-end or contingent deferred sales charge or Rule 12b-1 fees. Advisor Class shares are available through financial consultants (such as financial planners, trust companies, bank trust departments, and registered investment advisors). In order to purchase Advisor Class shares of any of the AIM Funds, your financial consultant, on your behalf, must submit a fully completed new account application form directly to the transfer agent.



You may purchase shares using one of the options below.



PURCHASE OPTIONS

-


                                        OPENING AN ACCOUNT                    ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Must be submitted by your financial    Mail your check and the remittance
                                consultant.                            slip from your confirmation
                                                                       statement to the transfer agent.
                                                                       A I M Fund Services, Inc.
                                                                       P.O. Box 4739
                                                                       Houston, TX 77210-4739

By Wire                         Your financial consultant must mail    Call the transfer agent to receive
                                a completed account application to     a reference number. Then, use the
                                the transfer agent. You or your        wire instructions at left.
                                financial consultant may call the
                                transfer agent at (800) 959-4246 to
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank
                                methods described above.               Connection(SM) form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.
----------------------------------------------------------------------------------------------------------


                                      A- 1                            ADV--03/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------


SPECIAL PLANS

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in Advisor Class shares of certain AIM Funds. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in Advisor Class shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend or distribution must be at least $5,000; or (b) in the AIM Fund receiving the dividend or distribution must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends and distributions into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM


If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this program, you can designate how the total value of your holdings of Advisor Class shares of AIM Funds should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual, or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for Advisor Class shares of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend, or terminate the program at any time on 60 days' prior written notice.



 EACH AIM FUND AND THE DISTRIBUTOR RESERVE THE RIGHT AT ANY TIME TO REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER; MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND; OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS. TO PROTECT THE INTERESTS OF INVESTORS, EACH AIM FUND AND THE DISTRIBUTOR MAY REJECT ANY ORDER CONSIDERED MARKET TIMING ACTIVITY.

REDEEMING SHARES


REDEMPTION FEES

No redemption fee is imposed when shares are redeemed or repurchased; however, dealers/financial institutions may charge service fees for handling repurchase transactions.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------


Through a Financial             Contact your financial consultant.
  Consultant

By Mail                         Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                                (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                                executed stock power; and (4) signature guarantees, if
                                necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                                resolutions or powers of attorney, if applicable.

By Telephone                    Call the transfer agent. You will be allowed to redeem by
                                telephone if (1) the proceeds are to be mailed to the
                                address on record with us or transferred electronically to a pre-authorized checking account; (2) the address on record with us has not been changed within the last 30 days; (3)
                                you do not hold physical share certificates; (4) you can
                                provide proper identification information; (5) the proceeds of the redemption do not exceed $50,000; and (6) you have
                                not previously declined the telephone redemption privilege.
                                The transfer agent must receive your call during the hours the New York Stock Exchange (NYSE) is open for business in order to effect the redemption at that day's closing price.


--------------------------------------------------------------------------------

ADV--03/99                            A- 2

                                 -------------
                                 THE AIM FUNDS
                                 -------------


TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.


REDEMPTION BY MAIL


If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds at the address on record with us.


REDEMPTION BY TELEPHONE


If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information.

REDEMPTIONS BY THE AIM FUNDS


If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500.



  If an AIM Fund determines that you have provided incorrect information in opening an account or in the course of conducting subsequent transactions, the AIM Fund may, in its discretion, redeem the account and distribute the proceeds to you.


EXCHANGING SHARES


You may, under certain circumstances, exchange Advisor Class shares in one AIM Fund for Advisor Class shares of another AIM Fund. You also may exchange Advisor Class shares for AIM Cash Reserve shares of AIM Money Market Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire.


EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be qualified for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- The AIM Fund from which you are exchanging must have received the full amount of the purchase price for the shares being exchanged;

- Recently acquired shares must have been held in your account for ten business days, and all other shares must have been held for at least one day, prior to the exchange; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the issuance of shares being purchased in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds.

  There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE


Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours the New York Stock Exchange (NYSE) is open for business; however, you still will be


                                      A- 3                            ADV--03/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------


allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.


PRICING OF SHARES



DETERMINATION OF NET ASSET VALUE



The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the New York Stock Exchange
(NYSE), events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Trustees instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges, the value of those funds' shares may change on days when you will not be able to purchase or redeem shares.


  Each AIM Fund determines the net asset value of its shares as of the close of the NYSE on each day the NYSE is open for business.


TIMING OF ORDERS



You can purchase, exchange or redeem shares during the hours the NYSE is open for business. The AIM Funds price purchase, exchange, and redemption orders calculated at the net asset value after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.


TAXES


In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different rates of tax apply to ordinary income and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year will be sent to you.



  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.


  The foreign, state, and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

ADV--03/99                            A- 4

                           -------------------------
                           AIM GLOBAL RESOURCES FUND
                           -------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

--------------------------------------------------------------------------------

BY MAIL:                     A I M Distributors, Inc.
                             11 Greenway Plaza, Suite
                             100
                             Houston, TX 77046-1173

BY TELEPHONE:                (800) 347-4246

BY E-MAIL:                   general@aimfunds.com

ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)

---------------------------------------------------------

You also can obtain copies of the fund's SAI and other information at the SEC's Public Reference Room in Washington, DC, on the SEC's website
(http://www.sec.gov), or by sending a letter, including a duplicating fee, to the SEC's Public Reference Section, Washington, DC 20549-6009. Please call the SEC at 1-800-SEC-0330 for information about the Public Reference Room.

------------------------------------
 AIM Global Resources Fund
 SEC 1940 Act file number: 811-05426
------------------------------------

[AIM LOGO APPEARS HERE]    www.aimfunds.com   GRS-PRO-2   INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

        AIM GLOBAL TELECOMMUNICATIONS FUND

        -----------------------------------------------------------------------

        ADVISOR CLASS

        AIM GLOBAL TELECOMMUNICATIONS FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

        PROSPECTUS
        MARCH 1, 1999

                                       This prospectus contains important
                                       information.  Please read it before
                                       investing and keep it for future
                                       reference.

                                       The Advisor Class is closed to new
                                       investors.

                                       As with all other mutual fund
                                       securities, the Securities and
                                       Exchange Commission has not approved
                                       or disapproved these securities or
                                       determined whether the information
                                       in this prospectus is adequate or
                                       accurate. Anyone who tells you
                                       otherwise is committing a crime.

        [AIM LOGO APPEARS HERE]                         INVEST WITH DISCIPLINE
                                                      -- Registered Trademark --

                       ----------------------------------
                       AIM GLOBAL TELECOMMUNICATIONS FUND
                       ----------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     2
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      3
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         3

Performance Table                            3

FEE TABLE AND EXPENSE EXAMPLE                4
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    4

Expense Example                              4

FUND MANAGEMENT                              5
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                  5

Advisor Compensation                         5

Portfolio Managers                           5

OTHER INFORMATION                            5
- - - - - - - - - - - - - - - - - - - - - - - -

Dividends and Distributions                  5

FINANCIAL HIGHLIGHTS                         6
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Purchasing Shares                          A-1

Redeeming Shares                           A-2

Exchanging Shares                          A-3

Pricing of Shares                          A-4

Taxes                                      A-4

OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest with Discipline are registered service marks and AIM Bank Connection is a service mark of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                       ----------------------------------
                       AIM GLOBAL TELECOMMUNICATIONS FUND
                       ----------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The fund seeks to meet this objective by investing at least 65% of its total assets in equity securities of domestic and foreign telecommunications companies. The fund considers a "telecommunications company" to be one that (1) derives at least 50% of its revenues or earnings from telecommunications activities; or (2) devotes at least 50% of its assets to such activities, based on its most recent fiscal year. Such companies include those that develop, manufacture, or sell communications services and equipment, computer and electronic components and equipment, mobile communications, and broadcasting. The fund may invest up to 35% of its assets in debt securities issued by telecommunications companies, or in equity and debt securities of other companies the portfolio managers believe will benefit from developments in the telecommunications industry.

  Starting June 1, 1999, the fund's name will be changed to "AIM Global Telecommunications and Technology Fund" to reflect better its principal strategies. The fund seeks to meet its objective by investing at least 65% of its total assets in equity securities of domestic and foreign telecommunications and technology companies. Such companies include those that develop, manufacture, or sell computer and electronic components and equipment, software, semiconductors, Internet technology, communications services and equipment, mobile communications and broadcasting. The fund may also invest up to 35% of its assets in debt securities issued by domestic and foreign telecommunications and technology companies, or in equity or debt securities of other companies the portfolio managers believe will benefit from developments in the telecommunications and technology industries.

  The fund will normally invest in the securities of companies located in at least three different countries, including the United States, and may invest a significant portion of its assets in the securities of U.S. issuers. However, the fund will invest no more than 40% of its total assets in the securities of issuers in any one country, other than the U.S. The fund may invest substantially in securities denominated in one or more currencies.

  The fund may invest in companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The fund may also invest up to 5% of its total assets in lower-quality debt securities, i.e., "junk bonds."

  The portfolio managers allocate the fund's assets among securities of countries and in currency denominations that are expected to provide the best opportunities for meeting the fund's investment objective. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

  In anticipation of or in response to adverse market conditions or for cash management purposes, the fund may hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments or high-quality debt securities. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

  Because the fund focuses its investments in the telecommunications and technology industries, the value of your fund shares may rise and fall more than the value of shares of a fund that invests more broadly.

  The value of the fund's shares is particularly vulnerable to factors affecting the telecommunications and technology industries, such as substantial government regulations and the need for governmental approvals, dependency on consumer and business acceptance as new technologies evolve, and large and rapid price movements resulting from, among other things, fierce competition in these industries. Additional factors affecting the technology industry and the value of your shares include rapid obsolescence of products and services, short product cycles, and aggressive pricing. Many technology companies are small and at an earlier state of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets, and financial and managerial resources.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

                       ----------------------------------
                       AIM GLOBAL TELECOMMUNICATIONS FUND
                       ----------------------------------

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

  These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

  The value of your shares could be adversely affected if the computer systems used by the fund's investment advisor and the fund's other service providers are unable to distinguish the year 2000 from the year 1900.

  The fund's investment advisor and independent technology consultants are working to avoid year 2000-related problems in its systems and to obtain assurances that other service providers are taking similar steps. Year 2000 problems may also affect issuers in whose securities the fund invests.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                       ----------------------------------
                       AIM GLOBAL TELECOMMUNICATIONS FUND
                       ----------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Advisor Class shares from year to year.

                     [GRAPH]

                                             Annual
Year Ended                                    Total
December 31                                  Return
-----------                                  ------
1996 ......................................   5.85%
1997 ......................................  13.69%
1998 ......................................  18.76%

  During the periods shown in the bar chart, the highest quarterly return was 26.91% (quarter ended December 31, 1998) and the lowest quarterly return was -23.84% (quarter ended September 30, 1998).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index.

AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------
(for the periods ended                                  SINCE      INCEPTION
December 31, 1998)                            1 YEAR   INCEPTION     DATE
----------------------------------------------------------------------------
Advisor Class                                 18.76%    13.55 %    06/01/95
MSCI AC World Index(1)                        21.72     16.55 (2)  05/31/95(2)
----------------------------------------------------------------------------

(1) The Morgan Stanley Capital International All Country World Index measures the performance of securities listed on the major world stock exchanges of 47 markets, including both developed and emerging markets.
(2) The average annual total return given is since the date closest to the inception date of the Advisor Class.

                       ----------------------------------
                       AIM GLOBAL TELECOMMUNICATIONS FUND
                       ----------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
-------------------------------------------------
(fees paid directly from your
investment)                         ADVISOR CLASS
-------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                          None
Maximum Deferred
Sales Charge (Load)
(as a percentage of original
purchase price or redemption
proceeds, whichever is less)             None
-------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------
(expenses that are deducted
from fund assets)                   ADVISOR CLASS
-------------------------------------------------
Management Fees                          0.94%
Distribution and/or
Service (12b-1) Fees                     None
Other Expenses                           0.44
Total Annual Fund Operating
  Expenses                               1.38
-------------------------------------------------

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Advisor Class of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------
Advisor Class   $141     $437      $755      $1,657
-----------------------------------------------------

                       ----------------------------------
                       AIM GLOBAL TELECOMMUNICATIONS FUND
                       ----------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 110 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 1998, the advisor and Chancellor LGT Asset Management, Inc. (the advisor for the period November 1, 1997 through May 28, 1998) together received compensation of 0.966% of average daily net assets, consisting of a management and administrative fee of 0.94% and an accounting fee of 0.026%.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio, all of whom are officers of A I M Capital Management, Inc., a wholly owned subsidiary of the advisor, are

- David P. Barnard, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1982.

- Claude C. Cody IV, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1992.

- Robert M. Kippes, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1989.

- Paul A. Rogge, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1991.

- Jonathan C. Schoolar, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1986.

- Kenneth A. Zschappel, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1990.

Other Information
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains (including any net gains from foreign currency transactions), if any, annually.

                       ----------------------------------
                       AIM GLOBAL TELECOMMUNICATIONS FUND
                       ----------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                                 ADVISOR CLASS(a)
                                                              ----------------------------------------------------------
                                                                   YEAR ENDED OCTOBER 31,               JUNE 1, 1995
                                                              ---------------------------------              TO
                                                              1998(b)      1997(b)      1996(b)       OCTOBER 31, 1995
------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                          $18.28       $16.81       $16.46             $15.24
Income from investment operations:
  Net investment income (loss)                                 (0.08)       (0.09)       (0.05)                --
  Net realized and unrealized gain (loss) on investments       (0.39)        2.97         1.22               1.22
    Net increase (decrease) from investment operations         (0.47)        2.88         1.17               1.22
Distributions to shareholders:
  From net investment income                                      --           --           --                 --
  From net realized gain on investments                        (1.20)       (1.41)       (0.82)                --
Total distributions                                            (1.20)       (1.41)       (0.82)                --
Net asset value, end of period                                $16.61       $18.28       $16.81             $16.46
Total investment return(c)                                     (2.59)%      18.33%        7.49%              7.94%(d)
------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
Net assets, end of period (in 000s)                           $4,757       $4,783       $  945             $  681
Ratio of net investment income (loss) to average net assets:
  With expense reductions                                      (0.42)%      (0.51)%      (0.34)%             0.01%(e)
  Without expense reductions                                   (0.43)%      (0.56)%      (0.39)%            (0.05)%(e)
Ratio of expenses to average net assets:
  With expense reductions                                       1.37%        1.29%        1.24%              1.27%(e)
  Without expense reductions                                    1.38%        1.34%        1.29%              1.33%(e)
Portfolio turnover rate(f)                                        75%          35%          37%                62%
------------------------------------------------------------------------------------------------------------------------

(a) Commencing June 1, 1995, the fund began offering Advisor Class shares.
(b) These selected per share data were calculated based upon the average shares outstanding during the period.
(c) Total investment return does not include sales charge.
(d) Not annualized.
(e) Annualized.
(f) Portfolio turnover rates are calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

                                 -------------
                                 THE AIM FUNDS
                                 -------------


Shareholder Information for Advisor Class Shares
--------------------------------------------------------------------------------


In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about Advisor Class shares of all the AIM Funds.


PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM ACCOUNT

The minimum initial investment for Advisor Class shares is $500; and the minimum investment for purchases of additional Advisor Class shares is $50.

HOW TO PURCHASE SHARES


Shares offered by this prospectus are available for purchase only by certain investors and are offered at net asset value without the imposition of a front-end or contingent deferred sales charge or Rule 12b-1 fees. Advisor Class shares are available through financial consultants (such as financial planners, trust companies, bank trust departments, and registered investment advisors). In order to purchase Advisor Class shares of any of the AIM Funds, your financial consultant, on your behalf, must submit a fully completed new account application form directly to the transfer agent.



You may purchase shares using one of the options below.



PURCHASE OPTIONS

-


                                        OPENING AN ACCOUNT                    ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Must be submitted by your financial    Mail your check and the remittance
                                consultant.                            slip from your confirmation
                                                                       statement to the transfer agent.
                                                                       A I M Fund Services, Inc.
                                                                       P.O. Box 4739
                                                                       Houston, TX 77210-4739

By Wire                         Your financial consultant must mail    Call the transfer agent to receive
                                a completed account application to     a reference number. Then, use the
                                the transfer agent. You or your        wire instructions at left.
                                financial consultant may call the
                                transfer agent at (800) 959-4246 to
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank
                                methods described above.               Connection(SM) form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.
----------------------------------------------------------------------------------------------------------


                                      A- 1                            ADV--03/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------


SPECIAL PLANS

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in Advisor Class shares of certain AIM Funds. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in Advisor Class shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend or distribution must be at least $5,000; or (b) in the AIM Fund receiving the dividend or distribution must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends and distributions into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM


If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this program, you can designate how the total value of your holdings of Advisor Class shares of AIM Funds should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual, or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for Advisor Class shares of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend, or terminate the program at any time on 60 days' prior written notice.



 EACH AIM FUND AND THE DISTRIBUTOR RESERVE THE RIGHT AT ANY TIME TO REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER; MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND; OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS. TO PROTECT THE INTERESTS OF INVESTORS, EACH AIM FUND AND THE DISTRIBUTOR MAY REJECT ANY ORDER CONSIDERED MARKET TIMING ACTIVITY.

REDEEMING SHARES


REDEMPTION FEES

No redemption fee is imposed when shares are redeemed or repurchased; however, dealers/financial institutions may charge service fees for handling repurchase transactions.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------


Through a Financial             Contact your financial consultant.
  Consultant

By Mail                         Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                                (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                                executed stock power; and (4) signature guarantees, if
                                necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                                resolutions or powers of attorney, if applicable.

By Telephone                    Call the transfer agent. You will be allowed to redeem by
                                telephone if (1) the proceeds are to be mailed to the
                                address on record with us or transferred electronically to a pre-authorized checking account; (2) the address on record with us has not been changed within the last 30 days; (3)
                                you do not hold physical share certificates; (4) you can
                                provide proper identification information; (5) the proceeds of the redemption do not exceed $50,000; and (6) you have
                                not previously declined the telephone redemption privilege.
                                The transfer agent must receive your call during the hours the New York Stock Exchange (NYSE) is open for business in order to effect the redemption at that day's closing price.


--------------------------------------------------------------------------------

ADV--03/99                            A- 2

                                 -------------
                                 THE AIM FUNDS
                                 -------------


TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.


REDEMPTION BY MAIL


If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds at the address on record with us.


REDEMPTION BY TELEPHONE


If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information.

REDEMPTIONS BY THE AIM FUNDS


If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500.



  If an AIM Fund determines that you have provided incorrect information in opening an account or in the course of conducting subsequent transactions, the AIM Fund may, in its discretion, redeem the account and distribute the proceeds to you.


EXCHANGING SHARES


You may, under certain circumstances, exchange Advisor Class shares in one AIM Fund for Advisor Class shares of another AIM Fund. You also may exchange Advisor Class shares for AIM Cash Reserve shares of AIM Money Market Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire.


EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be qualified for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- The AIM Fund from which you are exchanging must have received the full amount of the purchase price for the shares being exchanged;

- Recently acquired shares must have been held in your account for ten business days, and all other shares must have been held for at least one day, prior to the exchange; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the issuance of shares being purchased in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds.

  There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE


Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours the New York Stock Exchange (NYSE) is open for business; however, you still will be


                                      A- 3                            ADV--03/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------


allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.


PRICING OF SHARES



DETERMINATION OF NET ASSET VALUE



The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the New York Stock Exchange
(NYSE), events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Trustees instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges, the value of those funds' shares may change on days when you will not be able to purchase or redeem shares.


  Each AIM Fund determines the net asset value of its shares as of the close of the NYSE on each day the NYSE is open for business.


TIMING OF ORDERS



You can purchase, exchange or redeem shares during the hours the NYSE is open for business. The AIM Funds price purchase, exchange, and redemption orders calculated at the net asset value after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.


TAXES


In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different rates of tax apply to ordinary income and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year will be sent to you.



  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.


  The foreign, state, and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

ADV--03/99                            A- 4

                       ----------------------------------
                       AIM GLOBAL TELECOMMUNICATIONS FUND
                       ----------------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Distributors, Inc.
                             11 Greenway Plaza, Suite
                             100
                             Houston, TX 77046-1173

BY TELEPHONE:                (800) 347-4246

BY E-MAIL:                   general@aimfunds.com

ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)

---------------------------------------------------------

You also can obtain copies of the fund's SAI and other information at the SEC's Public Reference Room in Washington, DC, on the SEC's website
(http://www.sec.gov), or by sending a letter, including a duplicating fee, to the SEC's Public Reference Section, Washington, DC 20549-6009. Please call the SEC at 1-800-SEC-0330 for information about the Public Reference Room.


------------------------------------
 AIM Global Telecommunications Fund
 SEC 1940 Act file number: 811-05426
------------------------------------


[AIM LOGO APPEARS HERE]   www.aimfunds.com    GTL-PRO-2   INVEST WITH DISCIPLINE
                                                      -- Registered Trademark --

        AIM LATIN AMERICAN GROWTH FUND

        ------------------------------------------------------------------------

        Advisor Class
        AIM Latin American Growth Fund seeks to provide growth of capital.

        PROSPECTUS
        MARCH 1, 1999

                                       This prospectus contains important
                                       information. Please read it before
                                       investing and keep it for future
                                       reference.

                                       The Advisor Class is closed to new
                                       investors.

                                       As with all other mutual fund
                                       securities, the Securities and
                                       Exchange Commission has not approved
                                       or disapproved these securities or
                                       determined whether the information
                                       in this prospectus is adequate or
                                       accurate. Anyone who tells you
                                       otherwise is committing a crime.

        [AIM LOGO APPEARS HERE]                          INVEST WITH DISCIPLINE
                                                      -- Registered Trademark --

                         -------------------------------
                         AIM LATIN AMERICAN GROWTH FUND
                         -------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE  FUND    1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      3
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         3

Performance Table                            3

FEE TABLE AND EXPENSE EXAMPLE                4
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    4

Expense Example                              4

FUND MANAGEMENT                              5
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisors                                 5

Advisor Compensation                         5

Portfolio Manager                            5

OTHER INFORMATION                            5
- - - - - - - - - - - - - - - - - - - - - - - -

Dividends and Distributions                  5

FINANCIAL HIGHLIGHTS                         6
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Purchasing Shares                          A-1

Redeeming Shares                           A-2

Exchanging Shares                          A-3

Pricing of Shares                          A-4

Taxes                                      A-4

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest with Discipline are registered service marks and AIM Bank Connection is a service mark of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                         -------------------------------
                         AIM LATIN AMERICAN GROWTH FUND
                         -------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is growth of capital.

  The fund seeks to meet this objective by investing, normally, at least 65% of its total assets in equity and debt securities of Latin American issuers. The fund considers securities of "Latin American issuers" to include (1) securities of companies organized under the laws of, or having a principal office located in, a Latin American country; (2) securities of companies that derive 50% or more of their total revenues from business in Latin America, provided that, in the view of the portfolio manager, the value of such issuers' securities reflect Latin American developments to a greater extent than developments elsewhere; (3) securities issued or guaranteed by the government of a country in Latin America, its agencies or instrumentalities, or municipalities, or the central bank of such country; (4) U.S. dollar-denominated securities or securities denominated in a Latin American currency issued by companies to finance operations in Latin America; and (5) securities of Latin American issuers in the form of depositary shares. The fund considers Latin America to include Mexico and the countries within Central and South America and the Caribbean, many of which are considered developing countries, i.e., those that are in the initial stages of their industrial cycles.

  The fund will normally invest a majority of its assets in equity securities. The fund may invest up to 35% of its total assets in a combination of equity and debt securities of U.S. issuers. The fund may also invest up to 50% of its total assets in debt securities, which may consist of lower-quality debt securities, i.e., "junk bonds," and "Brady Bonds." Brady Bonds are debt restructurings that provide for the exchange of cash and loans for newly-issued bonds. The fund currently expects to invest primarily in securities issued by companies and governments in Mexico, Chile, Brazil and Argentina. The fund may invest more than 25% of its total assets in any of these four countries but expects to invest no more than 60% of its total assets in any one country.

  In allocating investments among the various Latin American countries, the portfolio manager looks principally at the stage of industrialization, potential for productivity gains through economic deregulation, the impact of financial liberalization, and monetary conditions and the political outlook in each country. Further, the portfolio manager selects between debt and equity investments based on additional economic criteria such as fundamental economic strength, expected corporate profits, the condition of balance of payments, changes in terms of trade, and currency and interest rate trends. The portfolio manager considers whether to sell a particular security when any of those factors materially changes.

  The fund is non-diversified. With respect to 50% of its assets, it is permitted to invest more than 5% of its assets in the securities of any one issuer.

  In anticipation of or in response to adverse market conditions or for cash management purposes, the fund may hold all or a portion of its assets in cash (U.S. dollars, foreign currencies and multinational currency units), money market instruments or high-quality debt securities. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. When interest rates rise, bond prices fall; the longer a bond's duration, the more sensitive it is to this risk.

  Because the fund focuses its investments in Latin America, the value of your shares may rise and fall more than the value of shares of a fund that invests in a broader geographic region.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

                         -------------------------------
                         AIM LATIN AMERICAN GROWTH FUND
                         -------------------------------

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and their prices may be more volatile than U.S. securities.

  These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

  Because it is non-diversified, the fund may invest in fewer issuers than if it were a diversified fund. Thus, the value of the fund's shares may vary more widely, and the fund may be subject to greater investment and credit risk, than if the fund invested more broadly.

  The value of your shares could be adversely affected if the computer systems used by the fund's investment advisor and the fund's other service providers are unable to distinguish the year 2000 from the year 1900.

  The fund's investment advisor and independent technology consultants are working to avoid year 2000-related problems in its systems and to obtain assurances that other service providers are taking similar steps. Year 2000 problems may also affect issuers in whose securities the fund invests.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                         ------------------------------
                         AIM LATIN AMERICAN GROWTH FUND
                         ------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
The following bar chart shows changes in the performance of the fund's Advisor Class shares from year.

                                    [GRAPH]

                                             Annual
Year Ended                                    Total
December 31                                  Return
-----------                                  ------
1996 ......................................  17.51%
1997 ......................................  14.80%
1998 ...................................... (43.98)%

  During the periods shown in the bar chart, the highest quarterly return was 15.07% (quarter ended June 30, 1997) and the lowest quarterly return was -34.25% (quarter ended September 30, 1998).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index.

AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended                             SINCE      INCEPTION
December 31, 1998)                       1 YEAR   INCEPTION     DATE
-------------------------------------------------------------------------
Advisor Class                            (43.98)%   (7.54)%   06/01/95
MSCI Emerging Latin America Index(1)     (35.29)     1.53(2)  05/31/95(2)
-------------------------------------------------------------------------

(1) The Morgan Stanley Capital International Emerging Latin America Index measures the performance of companies listed in Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela.
(2) The average annual total return given is since the date closest to the inception date of the Advisor Class.

                         -------------------------------
                         AIM LATIN AMERICAN GROWTH FUND
                         -------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)                    ADVISOR CLASS
-------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                          None
Maximum Deferred
Sales Charge (Load)
(as a percentage of original
purchase
price or redemption
proceeds, whichever is less)             None
-------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)                   ADVISOR CLASS
-------------------------------------------------
Management Fees                         0.98%
Distribution and/or
Service (12b-1) Fees                    None
Other Expenses
  Other                                 0.66
  Interest                              0.17
                                        ----
Total Other Expenses                    0.83
Total Annual Fund Operating
  Expenses                              1.81
Expense Reimbursement(1)                0.14
Net Expenses                            1.67
-------------------------------------------------

(1) The investment advisor has contractually agreed to limit net expenses.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Advisor Class of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------
Advisor Class   $184     $569      $980      $2,127
----------------------------------------------------

                         ------------------------------
                         AIM LATIN AMERICAN GROWTH FUND
                         ------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor. INVESCO Asset Management Limited (the subadvisor), an affiliate of the advisor, is the fund's subadvisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The subadvisor is located at 11 Devonshire Squire, London EC2M 4YR, England. The advisors supervise all aspects of the fund's operations and provide investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976, and the subadvisor has acted as an investment advisor since 1967. Today, the advisor, together with its subsidiaries, advises or manages over 110 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 1998, the advisor and Chancellor LGT Asset Management, Inc. (the advisor for the period November 1, 1997 through May 28, 1998) together received compensation of 0.866% of average daily net assets, consisting of a management and administrative fee of 0.840% and an accounting fee of 0.026%.

PORTFOLIO MANAGER

The advisors use a team approach to investment management. The individual member of the team who is primarily responsible for the day-to-day management of the fund's portfolio is

- David Manuel, Portfolio Manager, who has been responsible for the fund since 1997 and has been associated with the advisor and/or its affiliates since 1997. From 1987 to 1997, he was an Investment Analyst and Portfolio Manager for Abbey Life Investment Services Ltd. (Bournemouth), and was Head of Latin American Equities from 1994 to 1997.

OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains (including any net gains from foreign currency transactions), if any, annually.

                         ------------------------------
                         AIM LATIN AMERICAN GROWTH FUND
                         ------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                ADVISOR CLASS(a)
                                                  ---------------------------------------------
                                                    YEAR ENDED OCTOBER 31,          JUNE 1,
                                                  ---------------------------         TO
                                                  1998(b)   1997(b)   1996(b)   OCTOBER 1, 1995
-----------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period              $19.57    $17.94    $15.40        $15.95
Income from investment operations:
  Net investment income (loss)                      0.21(c)   0.19      0.17          0.09
  Net realized and unrealized gain (loss) on
    investments                                    (7.92)     1.44      2.58         (0.64)
  Net increase (decrease) from investment
    operations                                     (7.71)     1.63      2.75         (0.55)
Distributions to shareholders:
  From net investment income                       (0.15)       --     (0.14)           --
  From net realized gain on investments               --        --        --            --
  In excess of net investment income                  --        --     (0.07)           --
Total distributions                                (0.15)       --     (0.21)           --
Net asset value, end of period                    $11.71    $19.57    $17.94        $15.40
Total investment return(d)                        (39.67)%    8.91%    18.16%        (3.45)%(e)
-----------------------------------------------------------------------------------------------
Ratios and supplemental data:
  Net assets, end of period (in 000's)            $  365    $  636    $  818        $  369
Ratio of net investment income (loss) to average
  net assets:
  With expense reductions and/or reimbursement      1.28%     1.02%     0.96%         1.36%(f)
  Without expense reductions and/or
    reimbursement                                   1.14%     0.92%     0.89%         1.35%(f)
Ratio of expenses to average net assets
  excluding interest expense:
  With expense reductions and/or reimbursement      1.50%     1.46%     1.53%         1.61%(f)
  Without expense reductions and/or
    reimbursement                                   1.64%     1.56%     1.60%         1.62%(f)
Ratio of interest expenses to average net
  assets(g)                                         0.17%      N/A       N/A           N/A
Portfolio turnover rate(g)                            39%      130%      101%          125%
-----------------------------------------------------------------------------------------------

(a) Commencing June 1, 1995, the fund began offering Advisor Class shares.
(b) These selected per share data were calculated based upon average shares outstanding during the period.
(c) Before reimbursement the net investment income per share would have been reduced by $0.02.
(d) Total investment return does not include sales charges.
(e) Not annualized.
(f) Annualized.
(g) Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
N/A Not applicable.

                                 -------------
                                 THE AIM FUNDS
                                 -------------


Shareholder Information for Advisor Class Shares
--------------------------------------------------------------------------------


In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about Advisor Class shares of all the AIM Funds.


PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM ACCOUNT

The minimum initial investment for Advisor Class shares is $500; and the minimum investment for purchases of additional Advisor Class shares is $50.

HOW TO PURCHASE SHARES


Shares offered by this prospectus are available for purchase only by certain investors and are offered at net asset value without the imposition of a front-end or contingent deferred sales charge or Rule 12b-1 fees. Advisor Class shares are available through financial consultants (such as financial planners, trust companies, bank trust departments, and registered investment advisors). In order to purchase Advisor Class shares of any of the AIM Funds, your financial consultant, on your behalf, must submit a fully completed new account application form directly to the transfer agent.



You may purchase shares using one of the options below.



PURCHASE OPTIONS

-


                                        OPENING AN ACCOUNT                    ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Must be submitted by your financial    Mail your check and the remittance
                                consultant.                            slip from your confirmation
                                                                       statement to the transfer agent.
                                                                       A I M Fund Services, Inc.
                                                                       P.O. Box 4739
                                                                       Houston, TX 77210-4739

By Wire                         Your financial consultant must mail    Call the transfer agent to receive
                                a completed account application to     a reference number. Then, use the
                                the transfer agent. You or your        wire instructions at left.
                                financial consultant may call the
                                transfer agent at (800) 959-4246 to
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank
                                methods described above.               Connection(SM) form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.
----------------------------------------------------------------------------------------------------------


                                      A- 1                            ADV--03/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------


SPECIAL PLANS

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in Advisor Class shares of certain AIM Funds. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in Advisor Class shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend or distribution must be at least $5,000; or (b) in the AIM Fund receiving the dividend or distribution must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends and distributions into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM


If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this program, you can designate how the total value of your holdings of Advisor Class shares of AIM Funds should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual, or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for Advisor Class shares of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend, or terminate the program at any time on 60 days' prior written notice.



 EACH AIM FUND AND THE DISTRIBUTOR RESERVE THE RIGHT AT ANY TIME TO REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER; MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND; OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS. TO PROTECT THE INTERESTS OF INVESTORS, EACH AIM FUND AND THE DISTRIBUTOR MAY REJECT ANY ORDER CONSIDERED MARKET TIMING ACTIVITY.

REDEEMING SHARES


REDEMPTION FEES

No redemption fee is imposed when shares are redeemed or repurchased; however, dealers/financial institutions may charge service fees for handling repurchase transactions.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------


Through a Financial             Contact your financial consultant.
  Consultant

By Mail                         Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                                (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                                executed stock power; and (4) signature guarantees, if
                                necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                                resolutions or powers of attorney, if applicable.

By Telephone                    Call the transfer agent. You will be allowed to redeem by
                                telephone if (1) the proceeds are to be mailed to the
                                address on record with us or transferred electronically to a pre-authorized checking account; (2) the address on record with us has not been changed within the last 30 days; (3)
                                you do not hold physical share certificates; (4) you can
                                provide proper identification information; (5) the proceeds of the redemption do not exceed $50,000; and (6) you have
                                not previously declined the telephone redemption privilege.
                                The transfer agent must receive your call during the hours the New York Stock Exchange (NYSE) is open for business in order to effect the redemption at that day's closing price.


--------------------------------------------------------------------------------

ADV--03/99                            A- 2

                                 -------------
                                 THE AIM FUNDS
                                 -------------


TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.


REDEMPTION BY MAIL


If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds at the address on record with us.


REDEMPTION BY TELEPHONE


If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information.

REDEMPTIONS BY THE AIM FUNDS


If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500.



  If an AIM Fund determines that you have provided incorrect information in opening an account or in the course of conducting subsequent transactions, the AIM Fund may, in its discretion, redeem the account and distribute the proceeds to you.


EXCHANGING SHARES


You may, under certain circumstances, exchange Advisor Class shares in one AIM Fund for Advisor Class shares of another AIM Fund. You also may exchange Advisor Class shares for AIM Cash Reserve shares of AIM Money Market Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire.


EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be qualified for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- The AIM Fund from which you are exchanging must have received the full amount of the purchase price for the shares being exchanged;

- Recently acquired shares must have been held in your account for ten business days, and all other shares must have been held for at least one day, prior to the exchange; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the issuance of shares being purchased in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds.

  There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE


Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours the New York Stock Exchange (NYSE) is open for business; however, you still will be


                                      A- 3                            ADV--03/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------


allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.


PRICING OF SHARES



DETERMINATION OF NET ASSET VALUE



The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the New York Stock Exchange
(NYSE), events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Trustees instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges, the value of those funds' shares may change on days when you will not be able to purchase or redeem shares.


  Each AIM Fund determines the net asset value of its shares as of the close of the NYSE on each day the NYSE is open for business.


TIMING OF ORDERS



You can purchase, exchange or redeem shares during the hours the NYSE is open for business. The AIM Funds price purchase, exchange, and redemption orders calculated at the net asset value after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.


TAXES


In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different rates of tax apply to ordinary income and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year will be sent to you.



  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.


  The foreign, state, and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

ADV--03/99                            A- 4

                         ------------------------------
                         AIM LATIN AMERICAN GROWTH FUND
                         ------------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Distributors, Inc.
                             11 Greenway Plaza, Suite
                             100
                             Houston, TX 77046-1173
BY TELEPHONE:                (800) 347-4246
BY E-MAIL:                   general@aimfunds.com
ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)

---------------------------------------------------------

You also can obtain copies of the fund's SAI and other information at the SEC's Public Reference Room in Washington, DC, on the SEC's website
(http://www.sec.gov), or by sending a letter, including a duplicating fee, to the SEC's Public Reference Section, Washington, DC 20549-6009. Please call the SEC at 1-800-SEC-0330 for information about the Public Reference Room.

-------------------------------------
 AIM Latin American Growth Fund
 SEC 1940 Act file number: 811-05426
-------------------------------------

[AIM LOGO APPEARS HERE]   www.aimfunds.com   LAG-PRO-2   INVEST WITH DISCIPLINE
                                                         -- Registration Mark --

        AIM STRATEGIC INCOME FUND

        ------------------------------------------------------------------------

        ADVISOR CLASS

        AIM STRATEGIC INCOME FUND PRIMARILY SEEKS TO PROVIDE HIGH CURRENT INCOME AND, SECONDARILY, SEEKS GROWTH OF CAPITAL.

        PROSPECTUS
        MARCH 1, 1999

                                       This prospectus contains important
                                       information. Please read it before
                                       investing and keep it for future
                                       reference.

                                       The Advisor Class is closed to new
                                       investors.

                                       As with all other mutual fund
                                       securities, the Securities and
                                       Exchange Commission has not approved
                                       or disapproved these securities or
                                       determined whether the information
                                       in this prospectus is adequate or
                                       accurate. Anyone who tells you
                                       otherwise is committing a crime.

        [AIM LOGO APPEARS HERE]                    INVEST WITH DISCIPLINE
                                                  --Registered Trademark--

                           -------------------------
                           AIM STRATEGIC INCOME FUND
                           -------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND STRATEGIES         1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      3
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         3

Performance Table                            3

FEE TABLE AND EXPENSE EXAMPLE                4
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    4

Expense Example                              4

FUND MANAGEMENT                              5
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisors                                 5

Advisor Compensation                         5

Portfolio Managers                           5

OTHER INFORMATION                            5
- - - - - - - - - - - - - - - - - - - - - - - -

Dividends and Distributions                  5

FINANCIAL HIGHLIGHTS                         6
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Purchasing Shares                          A-1

Redeeming Shares                           A-2

Exchanging Shares                          A-3

Pricing of Shares                          A-4

Taxes                                      A-4

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest with Discipline are registered service marks and AIM Bank Connection is a service mark of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                           -------------------------
                           AIM STRATEGIC INCOME FUND
                           -------------------------

INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

The fund's primary investment objective is high current income, and its secondary investment objective is growth of capital.

  The fund seeks to meet these objectives by investing primarily in debt securities, including mortgage-backed and asset-backed securities, of issuers in the United States and developed and developing countries, i.e., those that are in the initial stages of their industrial cycles. The securities of issuers in developing countries may consist substantially of "Brady Bonds" and other sovereign debt securities issued by governments of such countries traded in the markets of developed countries or groups of developed countries without regard to ratings. Brady Bonds are debt restructurings that provide for the exchange of cash and loans for newly issued bonds.

  The fund normally invests at least 35% of its total assets in U.S. and foreign debt and other fixed income securities that are either rated at least investment grade by Moody's Investors Service, Inc. or Standard & Poor's (rated in the four highest ratings categories by Moody's or S&P), or that the fund's portfolio managers, believe to be of comparable quality. The fund may invest up to 65% of its total assets in debt securities that are rated below investment grade by such agencies or that the fund's portfolio managers believe to be of comparable quality, i.e., "junk bonds." The fund may also invest up to 35% of its total assets in equity securities. The fund may invest a significant portion of its assets in the securities of U.S. issuers.

  The portfolio managers allocate assets among securities of countries and in currency denominations that are expected to provide the most attractive opportunities for meeting the fund's investment objectives. The portfolio managers consider fundamental economic strength, credit quality, and currency and interest rate trends in emphasizing various country, geographic, and industry sectors within the fund. Further, the portfolio managers select particular issuers based on additional economic criteria such as yield, maturity, issue classification, and quality characteristics. Currency investments are based on factors such as relative inflation, interest rate levels and trends, growth rate forecasts, balance of payments status, and economic policies. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

  The fund is non-diversified. With respect to 50% of its assets, it is permitted to invest more than 5% of its assets in the securities of only one issuer.

  In anticipation of or in response to adverse market conditions or for cash management purposes, the fund may hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments, or high-quality debt securities. As a result, the fund may not achieve its investment objectives.

  The fund may engage in active and frequent trading of portfolio securities to achieve its investment objectives. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term capital gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. When interest rates rise, bond prices fall; the longer a bond's duration, the more sensitive it is to this risk.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

  These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

  Sovereign debt securities of developing country governments are generally lower-quality debt securities. Sovereign debt securities are subject to the additional risk that, under some political, diplomatic, social, or economic circumstances, some developing countries that issue lower-quality debt securities may

                           -------------------------
                           AIM STRATEGIC INCOME FUND
                           -------------------------

be unable or unwilling to make principal or interest repayments as they come due.

  Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be different to value or to sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

  Because it is non-diversified, the fund may invest in fewer issuers than if it were a diversified fund. Thus, the value of the fund's shares may vary more widely, and the fund may be subject to greater investment and credit risk, than if the fund invested more broadly.

  The value of your shares could be adversely affected if the computer systems used by the fund's investment advisor and the fund's other service providers are unable to distinguish the year 2000 from the year 1900.

  The fund's investment advisor and independent technology consultants are working to avoid year 2000-related problems in its systems and to obtain assurances that other service providers are taking similar steps. Year 2000 problems may also affect issuers in whose securities the fund invests.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                           -------------------------
                           AIM STRATEGIC INCOME FUND
                           -------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Advisor Class shares from year to year.

                     [GRAPH]

                                              Total
Year Ended                                    Annual
December 31                                   Return
-----------                                   ------
1996 .......................................  21.63%
1997 .......................................   7.30%
1998 .......................................  (1.28)%



  During the periods shown in the bar chart, the highest quarterly return was 7.69% (quarter ended September 30, 1996) and the lowest quarterly return was -5.85% (quarter ended September 30, 1998).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index.

AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended                              SINCE     INCEPTION
December 31, 1998)                       1 YEAR   INCEPTION     DATE
-----------------------------------------------------------------------
Advisor Class                            (1.28)%    10.01%    06/01/95
Lehman Aggregate Bond Index(1)            8.69       8.12(2)  05/31/95(2)
-----------------------------------------------------------------------

(1) The Lehman Aggregate Bond Index is an unmanaged index generally considered representative of treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
(2) The average annual total return given is since the date closest to the inception of the advisor class.

                           -------------------------
                           AIM STRATEGIC INCOME FUND
                           -------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)                  ADVISOR CLASS
---------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                        None
Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)           None
---------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)                 ADVISOR CLASS
---------------------------------------------------
Management Fees                        0.73%
Distribution and/or
Service (12b-1) Fees                   None
Other Expenses                         0.48
Total Annual Fund
Operating Expenses                     1.21
---------------------------------------------------

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Advisor Class of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------
Advisor Class   $123     $384      $665      $1,466
----------------------------------------------------

                           -------------------------
                           AIM STRATEGIC INCOME FUND
                           -------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor. INVESCO (NY), Inc. (the subadvisor), an affiliate of the advisor, is the fund's subadvisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The subadvisor is located at 1166 Avenue of the Americas, New York, New York, 10036. The advisors supervise all aspects of the fund's operations and provide investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976, and the subadvisor has acted as an investment advisor since 1969. Today, the advisor, together with its subsidiaries, advises or manages over 110 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 1998, the advisor and Chancellor LGT Asset Management, Inc., (the advisor for the period November 1, 1997 through May 28, 1998) together received compensation of 0.756% of average daily net assets, consisting of a management and administrative fee of 0.73% and an accounting fee of 0.026%.

PORTFOLIO MANAGERS

The advisors use a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio, are

- Cheng-Hock Lau, Portfolio Manager, who has been responsible for the fund since 1996 and has been associated with the advisor and/or its affiliates since 1995. From 1993 to 1995, he was Senior Vice President and Senior Portfolio Manager for Fiduciary Trust Company International.

- David B. Hughes, Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1995. From 1994 to 1995, he was Assistant Vice President of Fiduciary Trust Company International.

- Craig Munro, Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1997. From 1993 to 1997, he was Vice President and Senior Analyst in the Emerging Markets Group of the Global Fixed Income Division of Merrill Lynch Asset Management.

OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

The fund generally declares and pays dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains (including any net gains from foreign currency transactions), if any, annually.

                           -------------------------
                           AIM STRATEGIC INCOME FUND
                           -------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                ADVISOR CLASS(a)
                                                  ---------------------------------------------
                                                    YEAR ENDED OCTOBER 31,        JUNE 1, TO
                                                  --------------------------     OCTOBER 31,
                                                  1998(b)    1997    1996(b)       1995(b)
-----------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period              $12.02    $11.77   $10.33         $10.32
Income from investment operations:
  Net investment income                             0.95(c)   0.79     0.93           0.41
  Net realized and unrealized gain (loss) on
    investments and foreign currencies             (1.26)     0.34     1.44          (0.04)
    Net increase (decrease) from investment
      operations                                   (0.31)     1.13     2.37           0.37
Distributions to shareholders:
  From net investment income                       (0.69)    (0.82)   (0.86)         (0.34)
  From net realized gain on investments               --        --       --             --
  In excess of net investment income                  --     (0.06)   (0.07)            --
  Return of capital                                (0.19)       --       --          (0.02)
    Total distributions                            (0.88)    (0.88)   (0.93)         (0.36)
Net asset value, end of period                    $10.83    $12.02   $11.77         $10.33
Total investment return(d)                         (2.97)%    9.86%   23.39%          3.72%(e)
-----------------------------------------------------------------------------------------------
Ratios and supplemental data:
-----------------------------------------------------------------------------------------------
Net assets, end of period (in 000s)               $  847    $  533   $  479         $  443
Ratio of net investment income to average net
  assets                                            8.08%     6.53%    8.44%          9.99%(f)
Ratio of expenses to average net assets
  excluding interest expense:
  With expense reductions                           1.21%     1.00%    1.03%          1.07%(f)
  Without expense reductions                        1.21%     1.09%    1.05%          1.10%(f)
Ratio of interest expense to average net
  assets(g)                                          N/A       N/A      N/A            N/A
Portfolio turnover rate(g)                           306%      149%     177%           238%
-----------------------------------------------------------------------------------------------

(a) Commencing June 1, 1995, the fund began offering Advisor Class shares.
(b) These selected per share data were calculated based upon average shares outstanding during the period.
(c) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.11 per share.
(d) Total investment return does not include sales charges.
(e) Not annualized.
(f) Annualized.
(g) Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
N/A Not applicable

                                 -------------
                                 THE AIM FUNDS
                                 -------------


Shareholder Information for Advisor Class Shares
--------------------------------------------------------------------------------


In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about Advisor Class shares of all the AIM Funds.


PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM ACCOUNT

The minimum initial investment for Advisor Class shares is $500; and the minimum investment for purchases of additional Advisor Class shares is $50.

HOW TO PURCHASE SHARES


Shares offered by this prospectus are available for purchase only by certain investors and are offered at net asset value without the imposition of a front-end or contingent deferred sales charge or Rule 12b-1 fees. Advisor Class shares are available through financial consultants (such as financial planners, trust companies, bank trust departments, and registered investment advisors). In order to purchase Advisor Class shares of any of the AIM Funds, your financial consultant, on your behalf, must submit a fully completed new account application form directly to the transfer agent.



You may purchase shares using one of the options below.



PURCHASE OPTIONS

-


                                        OPENING AN ACCOUNT                    ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Must be submitted by your financial    Mail your check and the remittance
                                consultant.                            slip from your confirmation
                                                                       statement to the transfer agent.
                                                                       A I M Fund Services, Inc.
                                                                       P.O. Box 4739
                                                                       Houston, TX 77210-4739

By Wire                         Your financial consultant must mail    Call the transfer agent to receive
                                a completed account application to     a reference number. Then, use the
                                the transfer agent. You or your        wire instructions at left.
                                financial consultant may call the
                                transfer agent at (800) 959-4246 to
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank
                                methods described above.               Connection(SM) form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.
----------------------------------------------------------------------------------------------------------


                                      A- 1                            ADV--03/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------


SPECIAL PLANS

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in Advisor Class shares of certain AIM Funds. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in Advisor Class shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend or distribution must be at least $5,000; or (b) in the AIM Fund receiving the dividend or distribution must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends and distributions into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM


If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this program, you can designate how the total value of your holdings of Advisor Class shares of AIM Funds should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual, or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for Advisor Class shares of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend, or terminate the program at any time on 60 days' prior written notice.



 EACH AIM FUND AND THE DISTRIBUTOR RESERVE THE RIGHT AT ANY TIME TO REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER; MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND; OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS. TO PROTECT THE INTERESTS OF INVESTORS, EACH AIM FUND AND THE DISTRIBUTOR MAY REJECT ANY ORDER CONSIDERED MARKET TIMING ACTIVITY.

REDEEMING SHARES


REDEMPTION FEES

No redemption fee is imposed when shares are redeemed or repurchased; however, dealers/financial institutions may charge service fees for handling repurchase transactions.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------


Through a Financial             Contact your financial consultant.
  Consultant

By Mail                         Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                                (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                                executed stock power; and (4) signature guarantees, if
                                necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                                resolutions or powers of attorney, if applicable.

By Telephone                    Call the transfer agent. You will be allowed to redeem by
                                telephone if (1) the proceeds are to be mailed to the
                                address on record with us or transferred electronically to a pre-authorized checking account; (2) the address on record with us has not been changed within the last 30 days; (3)
                                you do not hold physical share certificates; (4) you can
                                provide proper identification information; (5) the proceeds of the redemption do not exceed $50,000; and (6) you have
                                not previously declined the telephone redemption privilege.
                                The transfer agent must receive your call during the hours the New York Stock Exchange (NYSE) is open for business in order to effect the redemption at that day's closing price.


--------------------------------------------------------------------------------

ADV--03/99                            A- 2

                                 -------------
                                 THE AIM FUNDS
                                 -------------


TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.


REDEMPTION BY MAIL


If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds at the address on record with us.


REDEMPTION BY TELEPHONE


If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information.

REDEMPTIONS BY THE AIM FUNDS


If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500.



  If an AIM Fund determines that you have provided incorrect information in opening an account or in the course of conducting subsequent transactions, the AIM Fund may, in its discretion, redeem the account and distribute the proceeds to you.


EXCHANGING SHARES


You may, under certain circumstances, exchange Advisor Class shares in one AIM Fund for Advisor Class shares of another AIM Fund. You also may exchange Advisor Class shares for AIM Cash Reserve shares of AIM Money Market Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire.


EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be qualified for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- The AIM Fund from which you are exchanging must have received the full amount of the purchase price for the shares being exchanged;

- Recently acquired shares must have been held in your account for ten business days, and all other shares must have been held for at least one day, prior to the exchange; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the issuance of shares being purchased in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds.

  There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE


Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours the New York Stock Exchange (NYSE) is open for business; however, you still will be


                                      A- 3                            ADV--03/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------


allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.


PRICING OF SHARES



DETERMINATION OF NET ASSET VALUE



The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the New York Stock Exchange
(NYSE), events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Trustees instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges, the value of those funds' shares may change on days when you will not be able to purchase or redeem shares.


  Each AIM Fund determines the net asset value of its shares as of the close of the NYSE on each day the NYSE is open for business.


TIMING OF ORDERS



You can purchase, exchange or redeem shares during the hours the NYSE is open for business. The AIM Funds price purchase, exchange, and redemption orders calculated at the net asset value after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.


TAXES


In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different rates of tax apply to ordinary income and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year will be sent to you.



  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.


  The foreign, state, and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

ADV--03/99                            A- 4

                           -------------------------
                           AIM STRATEGIC INCOME FUND
                           -------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registration Mark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Distributors, Inc.
                             11 Greenway Plaza, Suite
                             100
                             Houston, TX 77046-1173
BY TELEPHONE:                (800) 347-4246
BY E-MAIL:                   general@aimfunds.com
ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)

---------------------------------------------------------

You also can obtain copies of the fund's SAI and other information at the SEC's Public Reference Room in Washington, DC, on the SEC's website
(http://www.sec.gov), or by sending a letter, including a duplicating fee, to the SEC's Public Reference Section, Washington, DC 20549-6009. Please call the SEC at 1-800-SEC-0330 for information about the Public Reference Room.

------------------------------------
 AIM Strategic Income Fund
 SEC 1940 Act file number: 811-05426
------------------------------------

[AIM LOGO APPEARS HERE]   www.aimfunds.com   SINC-PRO-2   INVEST WITH DISCIPLINE
                                                           --Registration Mark--

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION

                            ADVISOR CLASS SHARES OF

                          AIM DEVELOPING MARKETS FUND
                         AIM LATIN AMERICAN GROWTH FUND

                             (SERIES PORTFOLIOS OF
                             AIM INVESTMENT FUNDS)

                               11 GREENWAY PLAZA
                                   SUITE 100
                             HOUSTON, TX 77046-1173
                                 (713) 626-1919

                             ---------------------

        THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND
           IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS OF THE
            ABOVE-NAMED FUNDS, A COPY OF WHICH MAY BE OBTAINED FREE
                OF CHARGE FROM AUTHORIZED DEALERS OR BY WRITING
                           A I M DISTRIBUTORS, INC.,
                     P.O. BOX 4739, HOUSTON, TX 77210-4739
                          OR BY CALLING (800) 347-4246

                             ---------------------

            STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 1999
  RELATING TO THE AIM DEVELOPING MARKETS FUND: ADVISOR CLASS PROSPECTUS DATED
                                 MARCH 1, 1999,
AND THE AIM LATIN AMERICAN GROWTH FUND: ADVISOR CLASS PROSPECTUS DATED MARCH 1,
                                      1999

                               TABLE OF CONTENTS

                                                              PAGE NO.
                                                              --------
INTRODUCTION................................................      4
GENERAL INFORMATION ABOUT THE FUNDS.........................      4
  The Trust and Its Shares..................................      4
INVESTMENT STRATEGIES AND RISKS.............................      5
  Investment Objectives.....................................      5
  Selection of Investments and Asset Allocation.............      7
  Investments in Other Investment Companies.................      8
  Privatizations............................................      8
  When-Issued and Forward Commitment Securities.............      9
  Depositary Receipts.......................................      9
  Warrants or Rights........................................      9
  Lending of Portfolio Securities...........................     10
  Commercial Bank Obligations...............................     10
  Repurchase Agreements.....................................     10
  Borrowing and Reverse Repurchase Agreements...............     11
  Short Sales...............................................     11
  Temporary Defensive Strategies............................     12
  Samurai and Yankee Bonds..................................     12
  Debt Conversions..........................................     12
  Debt Securities...........................................     13
  Premium Securities........................................     13
  Indexed Debt Securities...................................     13
  Structured Investments....................................     14
  Stripped Income Securities................................     14
  Floating and Variable Rate Income Securities..............     14
  Zero Coupon Securities....................................     14
  Indexed Commercial Paper..................................     15
  Other Indexed Securities..................................     15
  Swaps, Caps, Floors and Collars...........................     15
  Loan Participations and Assignments.......................     15
OPTIONS, FUTURES AND CURRENCY STRATEGIES....................     16
  Special Risks of Options, Futures and Currency
     Strategies.............................................     16
  Writing Call Options......................................     17
  Writing Put Options.......................................     18
  Purchasing Put Options....................................     19
  Purchasing Call Options...................................     19
  Index Options.............................................     20
  Interest Rate, Currency and Stock Index Futures
     Contracts..............................................     21
  Options on Futures Contracts..............................     23
  Limitations on Use of Futures, Options on Futures and
     Certain Options on Currencies..........................     23
  Forward Contracts.........................................     23
  Foreign Currency Strategies -- Special Considerations.....     24
  Cover.....................................................     25
RISK FACTORS................................................     25
  General...................................................     25
  Non-Diversified Classifications...........................     25
  Illiquid Securities.......................................     25
  Debt Securities...........................................     26
  Loan Participations and Assignments.......................     27
  Foreign Securities........................................     28

                                                              PAGE NO.
                                                              --------
INVESTMENT LIMITATIONS......................................     34
  Developing Markets Fund...................................     34
  Latin American Fund.......................................     36
EXECUTION OF PORTFOLIO TRANSACTIONS.........................     37
  Portfolio Trading and Turnover............................     38
MANAGEMENT..................................................     39
  Trustees and Executive Officers...........................     39
  Investment Management and Administration Services.........     40
  Distribution Services.....................................     42
  Expenses of the Funds.....................................     42
HOW TO PURCHASE AND REDEEM SHARES...........................     42
  Backup Withholding........................................     43
NET ASSET VALUE DETERMINATION...............................     44
DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS....................     45
  Reinvestment of Dividends and Distributions...............     45
  Tax Matters...............................................     45
  General...................................................     45
  Foreign Taxes.............................................     46
  Passive Foreign Investment Companies......................     46
  Non-U.S. Shareholders.....................................     46
  Options, Futures and Foreign Currency Transactions........     47
SHAREHOLDER INFORMATION.....................................     47
  Timing of Purchase Orders.................................     47
  Share Certificates........................................     48
  Terms and Conditions of Exchanges.........................     48
  Exchanges by Mail.........................................     49
  Exchanges by Telephone....................................     49
  Redemptions by Mail.......................................     49
  Redemptions by Telephone..................................     49
  Timing and Pricing of Redemption Orders...................     50
  Signature Guarantees......................................     50
  Dividends and Distributions...............................     50
  Minimum Account Balance...................................     51
MISCELLANEOUS INFORMATION...................................     51
  Charges for Certain Account Information...................     51
  Custodian and Transfer Agent..............................     51
  Independent Accountants...................................     52
  Legal Matters.............................................     52
  Shareholder Liability.....................................     52
  Control Persons and Principal Holders of Securities.......     52
INVESTMENT RESULTS..........................................     54
  Total Return Quotations...................................     54
  Performance Information...................................     55
APPENDIX....................................................     57
  Description of Bond Ratings...............................     57
  Description of Commercial Paper Ratings...................     58
  Absence of Rating.........................................     58
FINANCIAL STATEMENTS........................................     FS

                                  INTRODUCTION

  This Statement of Additional Information relates to the Advisor Class shares of AIM Developing Markets Fund ("Developing Markets Fund") and AIM Latin American Growth Fund ("Latin American Fund") (each, a "Fund," and collectively, the "Funds"). Developing Markets Fund and Latin American Fund each is a non-diversified series of AIM Investment Funds (the "Trust"), a registered open-end management investment company organized as a Delaware business trust. On October 31, 1997, the Developing Markets Fund, which had no prior operating history, acquired the assets and assumed the liabilities of G.T. Global Developing Markets Fund, Inc. (the "Predecessor Fund"), a closed-end investment company.

  A I M Advisors, Inc. ("AIM") serves as the investment manager of and administrator for, and INVESCO Asset Management Limited (the "Sub-advisor") serves as the investment sub-advisor for the Funds.

  The Trust is a series mutual fund. The rules and regulations of the Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the fund being considered for investment. This information for Developing Markets Fund is included in a separate Prospectus dated March 1, 1999, and for Latin American Fund is included in a separate Prospectus dated March 1, 1999. Additional copies of the Prospectuses and this Statement of Additional Information may be obtained without charge by writing the principal distributor of the Funds' shares, A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, TX 77210-4739 or by calling (800) 347-4246. Investors must receive a Prospectus before they invest.

  This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the Funds. Some of the information required to be in this Statement of Additional Information is also included in the Prospectus; and, in order to avoid repetition, reference will be made to sections of the Prospectus. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement filed with the SEC. Copies of the Registration Statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

                      GENERAL INFORMATION ABOUT THE FUNDS

THE TRUST AND ITS SHARES

  The Trust was organized as a Delaware business trust on May 7, 1998 and previously operated under the name G.T. Investment Funds, Inc., which was organized as a Maryland corporation on October 29, 1987 and later renamed AIM Investment Funds, Inc. On September 8, 1998, the Trust acquired the assets of and assumed the liabilities of AIM Investment Funds, Inc. The Trust was reorganized on September 8, 1998 as a Delaware business trust, and is registered with the SEC as a diversified open-end series management investment company. The Trust currently consists of the following portfolios: AIM Developing Markets Fund, AIM Emerging Markets Debt Fund (formerly AIM Global High Income Fund), AIM Global Consumer Products and Services Fund, AIM Global Financial Services Fund, AIM Global Government Income Fund, AIM Global Growth and Income Fund, AIM Global Healthcare Fund, AIM Global High Income Fund, AIM Global Infrastructure Fund, AIM Global Resources Fund, AIM Global Telecommunications Fund, AIM Latin American Growth Fund and AIM Strategic Income Fund. Each of these funds has four separate classes: Class A, Class B, Class C and Advisor Class shares. From time to time, the Trust may establish other funds, each corresponding to a distinct investment portfolio and a distinct series of the Trust's shares of beneficial interest. All historical financial and other information contained in this Statement of Additional Information for periods prior to September 8, 1998, is that of the series of AIM Investment Funds, Inc.

  The term "majority of the outstanding shares" of the Trust, a particular Fund or a particular class of a Fund means, respectively, the vote of the lesser of
(a) 67% or more of the shares of the Trust, such Fund or such class present at a meeting of the Trust's shareholders, if the holders of more than 50% of the outstanding shares of the Trust, such Fund or such class are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Trust, such Fund or such class.

  Class A, Class B, Class C and Advisor Class shares of Developing Markets Fund and Latin American Fund have equal rights and privileges. Each share of a particular class is entitled to one vote, to participate equally in dividends and distributions declared by the Trust's Board of Trustees with respect to the class of such Fund and, upon liquidation of the Fund, to participate proportionately in the net assets of the Fund allocable to such class remaining after satisfaction of outstanding liabilities of the Fund allocable to such class. Fund shares are fully paid, non-assessable and fully transferable when issued and have no preemptive rights and have such conversion and exchange rights as set forth in the Prospectus and this Statement of Additional Information. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights.

  Shareholders of the Funds do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all Funds voting together for election of trustees may elect all of the members of the Board of Trustees of the Trust. In such event, the remaining holders cannot elect any trustees of the Trust.

  On any matter submitted to a vote of shareholders, shares of each Fund will be voted by each Fund's shareholders individually when the matter affects the specific interest of a Fund only, such as approval of its investment management arrangements. In addition, shares of a particular class of a Fund may vote on matters affecting only that class. The shares of each Fund will be voted in the aggregate on other matters, such as the election of Trustees and ratification of the selection of the Trust's independent accountants.

  Normally there will be no annual meeting of shareholders for any of the Funds in any year, except as required under the 1940 Act. A Trustee may be removed at any meeting of the shareholders of the Trust by a vote of the shareholders owning at least two-thirds of the outstanding shares. Any Trustee may call a special meeting of shareholders for any purpose. Furthermore, Trustees shall promptly call a meeting of shareholders solely for the purpose of removing one or more Trustees when requested in writing to do so by shareholders holding 10% of the Trust's outstanding shares.

  Pursuant to the Trust's Agreement and Declaration of Trust, the Trust may issue an unlimited number of shares of each Fund. Each share of a Fund represents an interest in the Fund only, has a par value of $0.01 per share, represents an equal proportionate interest in the Fund with other shares of the Fund and is entitled to such dividends and distributions out of the income earned and gain realized on the assets belonging to the Fund as may be declared by the Board of Trustees. Each share of a Fund is equal in earnings, assets and voting privileges except that each class normally has exclusive voting rights with respect to its distribution plan and bears the expenses, if any, related to the distribution of its shares. Shares of a Fund, when issued, are fully paid and nonassessable.

                        INVESTMENT STRATEGIES AND RISKS

  The following discussion of investment strategies and risks supplements the discussion of investment objectives and risks set forth in the Prospectuses under the headings "Investment Objectives and Strategies" and "Principal Risks of Investing in the Fund."

INVESTMENT OBJECTIVES

  The Funds' investment objectives may not be changed without the approval of a majority of the Funds' outstanding voting securities.

  Developing Markets Fund. The primary investment objective of Developing Markets Fund is long-term growth of capital. Its secondary investment objective is income, to the extent consistent with seeking growth of capital. The Fund normally invests substantially all of its assets in issuers in the developing (or "emerging") markets of Asia, Europe, Latin America and elsewhere. A majority of Developing Markets Fund's assets normally are invested in emerging market equity securities. The Developing Markets Fund may invest in the following types of equity securities: common stock, preferred stock, securities convertible into common stock, American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), rights and warrants to acquire such securities and substantially similar forms of equity with comparable risk characteristics. Developing Markets Fund may also invest in emerging market debt securities that will be selected based on their potential to provide a combination of capital appreciation and current income. There can be no assurance Developing Markets Fund will achieve its investment objectives.

  For purposes of Developing Markets Fund's operations, emerging markets consist of all countries determined by the Sub-advisor to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.

  In determining what countries constitute emerging markets with respect to Developing Market Fund, the Sub-advisor will consider, among other things, data, analysis, and classification of countries published or disseminated by the International Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation ("IFC").

  The Developing Markets Fund will consider investments in the following emerging markets:

Algeria
Argentina
Bolivia
Botswana
Brazil
Bulgaria
Chile
China
Colombia
Costa Rica
Cyprus
Czech Republic
Dominican Republic
Ecuador
Egypt
El Salvador
Finland
Ghana
Greece
Hong Kong
Hungary
India
Indonesia
Israel
Ivory Coast
Jamaica
Jordan
Kazakhstan
Kenya
Lebanon
Malaysia
Mauritius
Mexico
Morocco
Nicaragua
Nigeria
Oman
Pakistan
Panama
Paraguay
Peru
Philippines
Poland
Portugal
Republic of Slovakia
Russia
Singapore
Slovenia
South Africa
South Korea
Sri Lanka
Swaziland
Taiwan
Thailand
Turkey
Ukraine
Uruguay
Venezuela
Zambia
Zimbabwe

  Although the Developing Markets Fund considers each of the above-listed countries eligible for investment, it will not be invested in all such markets at all times. Moreover, investing in some of those markets currently may not be desirable or feasible, due to the lack of adequate custody arrangements for the Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or for other reasons.

  As used in the Developing Markets Fund Prospectus and this Statement of Additional Information, an issuer in an emerging market is an entity (1) for which the principal securities trading market is an emerging market, as defined above, (2) that (alone or on a consolidated basis) derives 50% or more of its total revenues from business in emerging markets, provided that, in the Sub-advisor's view, the value of such issuer's securities will tend to reflect emerging market developments to a greater extent than developments elsewhere, or
(3) organized under the laws of, or with a principal office in, an emerging market.

  Latin American Fund. The investment objective of Latin American Fund is growth of capital. The Fund will normally invest at least 65% of its total assets in securities of a broad range of Latin American issuers. The Fund may invest in common stock, preferred stock, rights, warrants and securities convertible into common stock, and other substantially similar forms of equity securities with comparable risk characteristics, as well as bonds, notes, debentures or other forms of indebtedness that may be developed in the future. The receipt of income from debt securities owned by the fund is incidental to its objective of capital appreciation. Though the Fund can normally invest up to 35% of its total assets in U.S. securities, the Fund reserves the right to be primarily invested in U.S. securities for temporary defensive purposes or pending investment of the proceeds of the offering made hereby.

  Unless otherwise indicated, the Fund defines Latin America to include the following countries: Argentina, the Bahamas, Barbados, Belize, Bolivia, Brazil, Chile, Colombia, Costa Rica, Dominican Republic, Ecuador, El Salvador, French Guiana, Guatemala, Guyana, Haiti, Honduras, Jamaica, Mexico, the Netherlands Antilles, Nicaragua, Panama, Paraguay, Peru, Suriname, Trinidad and Tobago, Uruguay and Venezuela. Under current market conditions, Latin American Fund expects to invest primarily in securities issued by companies and governments in Mexico, Chile, Brazil and Argentina. Latin American Fund may invest more than 25% of its total assets in any of these four countries but does not expect to invest more than 60% of its total assets in any one country.

  Latin American Fund defines securities of Latin American issuers to include:
(a) securities of companies organized under the laws of, or having a principal office located in, a Latin American country; (b) securities of companies that derive 50% or more of their total revenues from business in Latin America, provided that, in the Sub-advisor's view, the value of such issuers' securities reflect Latin American developments to a greater extent than developments elsewhere; (c) securities issued or guaranteed by the government of a country in Latin America, its agencies or instrumentalities, or municipalities, or the central bank of such country; (d) U.S. dollar-denominated securities or securities denominated to a Latin American currency issued by companies to finance operations in Latin America; and (e) securities of Latin American issuers, as defined herein, in the form of depositary shares. For purposes of the foregoing definition, the Fund's purchases of securities issued by companies outside of Latin America to finance their Latin American operations will be limited to securities, the performance of which is materially related to such company's Latin American activities.

  Certain sectors of the economies of certain Latin American countries are closed to equity investments by foreigners. Further, due to the absence of securities markets and publicly owned corporations and due to restrictions on direct investment by foreign entities in certain Latin American countries, the Fund may be able to invest in such countries solely or primarily through governmentally approved investment vehicles or companies. In addition, the portion of Latin American Fund's assets invested directly in Chile may be less than the portion invested in other Latin American countries because, at present, capital directly invested in Chile normally cannot be repatriated for at least one year. As a result, Latin American Fund currently intends to limit most of its Chilean investments to indirect investments through ADRs and established Chilean investment companies, the shares of which are not subject to repatriation restrictions.

SELECTION OF INVESTMENTS AND ASSET ALLOCATION

  In determining the appropriate distribution of investments among various countries and geographic regions for the Funds, the Sub-advisor ordinarily considers the following factors: prospects for relative economic growth among the different countries in which a Fund may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors.

  In analyzing companies for investment by each Fund, the Sub-advisor ordinarily looks for one or more of the following characteristics: an above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their respective marketplaces. In allocating Latin American Fund's assets between debt and equity securities, the Sub-advisor considers, in addition to the factors listed in the Prospectus, changes in Latin American governmental policy including regulation governing industry, trade, financial markets, and foreign and domestic investment, as well as the substance and likely development of government finances. In certain countries, governmental restrictions and other limitations on investment may affect the maximum percentage of equity ownership in any one company by the Funds. In addition, in some instances only special classes of securities may be purchased by foreigners and the market prices, liquidity and rights with respect to those securities may vary from shares owned by nationals.

  Although the Funds value their assets daily in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should a Fund desire to sell that currency to the dealer.

  There may be times when, in the opinion of the Sub-advisor, prevailing market, economic or political conditions warrant reducing the proportion of each Fund's assets invested in equity securities and increasing the proportion held in cash or short-term obligations denominated in U.S. dollars or other currencies. A portion of each Fund's assets may be held in U.S. dollars or short-term interest-bearing dollar-denominated securities to provide for ongoing expenses and redemptions. Latin American Fund may invest up to 35% of its total assets in a combination of equity and debt securities of U.S. issuers. In evaluating investments in securities of U.S. issuer's, the Sub-advisor will consider, among other factors, the issues Latin American business activities and the impact that development in Latin America may have on the issuer's operations and financial condition.

  The Funds may be prohibited under the Investment Company Act of 1940, as amended ("1940 Act"), from purchasing the securities of any foreign company that, in its most recent fiscal year, derived more than 15% of its gross revenues from securities-related activities ("securities-related companies"). In a number of countries, including those in Latin America, commercial banks act as securities broker/dealers, investment advisors and underwriters or otherwise engage in securities-related activities, which may limit the Fund's ability to hold securities issued by such banks. The Fund has obtained an exemption from the SEC to permit it to invest in certain of these securities subject to certain restrictions.

  For investment purposes, an issuer is typically considered as located in a particular country if it (a) is incorporated under the laws of or has its principal office in that country, or (b) it normally derives 50% or more of its total revenue from business in that country. However, these are not absolute requirements, and certain companies incorporated in a particular country and considered by the Sub-advisor to be located in that country may have substantial off shore operations or subsidiaries and/or export sales exceeding in size the assets or sales in that country.

  In selecting investments for Developing Markets Fund, the Sub-advisor seeks to identify those countries and industries where economic and political factors, including currency movements, are likely to produce above-average growth rates over the long term. The Sub-advisor seeks those emerging markets that have strongly developing economies and in which the markets are becoming more sophisticated. The Sub-advisor then invests in those companies in such countries and industries that it believes are best positioned and managed to take advantage of these economic and political factors. The Sub-advisor believes that the issuers of securities in emerging markets often have sales and earnings growth rates that exceed those in developed countries and that such growth rates may in turn be reflected in more rapid share price appreciation.

  As opportunities to invest in securities in other emerging markets develop, Developing Markets Fund expects to expand and further broaden the group of emerging markets in which it invests. In some cases, investments in debt securities could provide Developing Markets Fund with access to emerging markets in the early stages of their economic development, when equity securities are not yet generally available or, in the Sub-advisor's view, do not yet present an acceptable investment alternative. While Developing Markets Fund generally is not restricted in the portion of its assets that may be invested in a single region, under normal conditions its assets will be invested in issuers in at least four countries, and it will not invest more than 25% of its assets in issuers in one country. Developing Markets Fund's holdings of any one foreign currency together with securities denominated in or indexed to such currency will not exceed 40% of its assets.

  In allocating investments among the various Latin American countries for Latin American Fund, the Sub-advisor looks principally at the stage of industrialization, potential for productivity gains through economic deregulation, the impact of financial liberalization and monetary conditions and the political outlook in each country. In allocating assets between equity and debt securities, the Sub-advisor will consider, among other factors: the level and anticipated direction of interest rates; expected rates of economic growth and corporate profits growth; changes in Latin American government policy including regulation governing industry, trade, financial markets, and foreign and domestic investment; substance and likely development of government finances; and the condition of the balance of payments and changes in the terms of trade. In evaluating investments in securities of U.S. issuers, the Sub-advisor will consider, among other factors, the issuer's Latin American business activities and the impact that development in Latin America may have on the issuer's operations and financial condition.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

  Developing Markets Fund and Latin American Fund may be able to invest in certain countries solely or primarily through governmentally authorized investment vehicles or companies, some of which may be investment vehicles or companies that are advised by the Sub-advisor or its affiliates ("Affiliated Funds") within the limits of the 1940 Act. These investments are subject to the limitations imposed by the 1940 Act, which currently provide that, in general, each Fund may purchase shares of an investment company unless (a) such a purchase would cause a Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause a Fund to have more than 5% of its total assets invested in the investment company or more than 10% of its total assets invested in an aggregate of all such investment companies. Investment in other investment companies may also involve the payment of substantial premiums above the value of such companies' portfolio securities and multiple layering of fees and expenses and is subject to limitations under the 1940 Act and market availability. The Funds do not intend to invest in other investment companies unless, in the judgment of the Sub-advisor, the potential benefits of such investments justify the payment of any applicable premiums or sales charges. As a shareholder in another investment company, each fund would bear its ratable share of that company's expenses, including its advisory and administration fees. At the same time, each Fund would continue to pay its own management fees and expenses. The return on such securities will be reduced by operating expenses of such companies including payments to the investment managers of those investment companies. With respect to investments in Affiliated Funds, AIM and the Sub-advisor waives its advisory fee to the extent that such fees are based on assets of a Fund invested in Affiliated Funds.

  Certain countries in which the Funds invest presently may be made only by acquiring shares of other investment companies with local governmental approval to invest in those countries. At such time as direct investment in those countries is allowed, the Funds anticipate investing directly in those markets.

PRIVATIZATIONS

  The governments in some Latin American countries and emerging markets have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). The Sub-advisor believes that privatizations may offer opportunities for significant capital appreciation and intends to invest assets of each Fund in privatizations in appropriate circumstances. In certain Latin American and emerging markets, the ability of foreign entities such as the Fund to participate in privatizations may be limited by local law or the terms on which the Funds may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that governments in Latin American emerging markets will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

  Each Fund may purchase debt securities on a "when-issued" basis and may purchase or sell such securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds will purchase or sell when-issued securities and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, the Fund will segregate cash or liquid securities equal to the value of the when-issued or forward commitment securities with its custodian bank and will mark to market daily such assets. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

DEPOSITARY RECEIPTS

  Each Fund may hold equity securities of foreign issuers in the form of ADRs, American Depositary Shares ("ADSs"), GDRs and European Depositary Receipts ("EDRs"), or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. GDRs are similar to EDRs and are designed for use in several international financial markets. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of each Fund's investment policies, a Fund's investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

  ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass-through voting rights to ADR holders in respect of the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. Each Fund may invest in both sponsored and unsponsored ADRs.

WARRANTS OR RIGHTS

  Warrants or rights may be acquired by each Fund in connection with other securities or separately and provide a Fund with the right to purchase at a later date other securities of the issuer. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

LENDING OF PORTFOLIO SECURITIES

  For the purpose of realizing additional income, each Fund may make secured loans of portfolio securities amounting to not more than 30% of its total assets, measured at the time any such loan is made. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral consisting of cash, U.S. government securities or certain irrevocable letters of credit (or such other collateral as permitted by a Fund's investment program and regulatory agencies and as approved by the Board) at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. The Funds may pay reasonable administrative and custodial fees in connection with loans of its securities. While the securities loan is outstanding with respect to a Fund, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund will have a right to call each loan and obtain the securities within the stated settlement period. The Fund will not have the right to vote equity securities while they are lent, but it may call in a loan in anticipation of any important vote. Loans will be made only to firms deemed by the Sub-advisor to be of good standing and will not be made unless, in the judgment of the Sub-advisor, the consideration to be earned from such loans would justify the risk. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in recovery of the securities and possible loss of rights in the collateral if the borrower fails financially.

COMMERCIAL BANK OBLIGATIONS

  For the purposes of each Fund's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject a Fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although a Fund typically will acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not an investment policy or restriction of any Fund. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

REPURCHASE AGREEMENTS

  A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to a Fund if the other party to the repurchase agreement becomes bankrupt, the Funds intend to enter into repurchase agreements only with banks and dealers believed by the Sub-advisor to present minimum credit risks in accordance with guidelines established by the Trust's Board of Trustees. The Sub-advisor will review and monitor the creditworthiness of such institutions under the Board's general supervision.

  The Funds will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, a Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on a Fund's ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under the U.S. Bankruptcy Code that would allow it immediately to resell the collateral. There is no limitation on the amount of a Fund's assets that may be subject to repurchase agreements at any given time. The Funds will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% (for Developing Markets Fund) or 10% (for Latin American Fund) of the value of its net assets would be invested in such repurchase agreements and other illiquid investments.

BORROWING AND REVERSE REPURCHASE AGREEMENTS

  Neither Fund's borrowings will exceed 33 1/3% of the Fund's total assets, i.e., each Fund's total assets at all times will equal at least 300% of the amount of outstanding borrowings. If market fluctuations in the value of a Fund's portfolio holdings or other factors cause the ratio of the Fund's total assets to outstanding borrowings to fall below 300%, within three days (excluding Sundays and holidays) of such event the Fund may be required to sell portfolio securities to restore the 300% asset coverage, even though from an investment standpoint such sales might be disadvantageous. Each Fund also may borrow up to 5% of its total assets for temporary or emergency purposes other than to meet redemptions. Any borrowing by a Fund may cause greater fluctuation in the value of its shares than would be the case if the Fund did not borrow.

  The Funds' fundamental investment limitations permit them to borrow money for leveraging purposes. Developing Markets Fund, however, currently is prohibited, pursuant to a non-fundamental investment policy, from borrowing money in order to purchase securities. Latin American Fund and Developing Markets Fund may borrow only in order to meet redemption requests. In addition, each Fund currently is prohibited, pursuant to a non-fundamental investment policy, from purchasing securities during times when outstanding borrowings represent more than 5% of its assets. Nevertheless, this policy may be changed in the future by a vote of a majority of the Trust's Board of Trustees. If a Fund employs leverage in the future, it would be subject to certain additional risks. Use of leverage creates an opportunity for greater growth of capital but would exaggerate any increases or decreases in the Fund's net asset value. When the income and gains on securities purchased with the proceeds of borrowings exceed the costs of such borrowings, the Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if such income and gains fail to exceed such costs, the Fund's earnings or net asset value would decline faster than would otherwise be the case.

  Each Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which a Fund transfers possession of a security to another party, such as a bank or broker/dealer in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. Each Fund will segregate with a custodian liquid assets in an amount sufficient to cover its obligations and reverse repurchase agreements with broker/dealers. No segregation is required for reverse repurchase agreements with banks.

SHORT SALES

  Each Fund may make short sales of securities, although it has no current intention of doing so. A short sale is a transaction in which the Fund sells a security in anticipation that the market price of that security will decline. Each Fund may make short sales (i) as a form of hedging to offset potential declines in long positions in securities it owns, or anticipates acquiring, and
(ii) in order to maintain portfolio flexibility.

  When a Fund makes a short sale of a security it does not own, it must borrow the security sold short and deliver it to the broker-dealer or other intermediary through which it made the short sale. The Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any payments received on such borrowed securities.

  A Fund's obligation to replace the borrowed security when the borrowing is called or expires will be secured by collateral deposited with the intermediary. The Fund will also be required to deposit collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the intermediary from which it borrowed the security regarding payment of any amounts received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such intermediary.

  If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs associated with the transaction. Although the Fund's gain is limited by the price at which it sold the security short, its potential loss is theoretically unlimited.

  Latin American Fund will not make a short sale if, after giving effect to such sale, the market value of the securities sold short exceeds 25% of the value of its total assets or the Fund's aggregate short sales of the securities of any one issuer exceed the lesser of 2% of the Fund's net assets or 2% of the securities of any class of the issuer. Moreover, Latin American Fund may engage in short sales only with respect to securities listed on a national securities exchange. Latin American Fund may make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale the Fund owns the security it has sold short or has the immediate and unconditional right to acquire at no additional cost the identical security.

  Developing Markets Fund may only make short sales "against the box." The Fund might make a short sale "against the box" in order to hedge against market risks when the Sub-advisor believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. There will be certain additional transaction costs associated with short sales "against the box," but the Fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

TEMPORARY DEFENSIVE STRATEGIES

  In the interest of preserving shareholders' capital, the Sub-advisor may employ a temporary defensive investment strategy if it determines such a strategy to be warranted due to market, economic, or political conditions. Under a defensive strategy, each Fund temporarily may invest up to 100% of its assets in cash (U.S. dollars, foreign currencies, multinational currency units such as Euros) and/or high quality debt securities or money market instruments of U.S. or foreign issuers. In addition, for temporary defensive purposes, most or all of its investments may be made in the United States and denominated in U.S. dollars. To the extent a Fund employs a temporary defensive strategy, it will not be invested so as to achieve directly its investment objective. In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, each Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market instruments.

  In addition, the Latin American Fund may be primarily invested in U.S. securities for temporary defensive purposes or pending investment of the proceeds of sales of new Fund shares. The Latin American Fund may assume a temporary defensive position when, due to political, market or other factors broadly affecting Latin American markets, the Sub-advisor determines that opportunities for capital appreciation in those markets would be significantly limited over an extended period or that investing in those markets presents undue risk of loss.

  The Funds may invest in the following types of money market instruments (i.e., debt instruments with less than 12 months remaining until maturity) denominated in U.S. dollars or other currencies (in the case of Latin American Fund, the currency of any Latin American country): (a) obligations issued or guaranteed by the U.S. or foreign governments (in the case of Latin American Fund, the government of any Latin American country), their agencies, instrumentalities or municipalities; (b) obligations of international organizations designed or supported by multiple foreign governmental entities to promote economic reconstruction or development; (c) finance company obligations, corporate commercial paper and other short-term commercial obligations; (d) bank obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances); (e) repurchase agreements with respect to the foregoing; and (f) other substantially similar short-term debt securities with comparable characteristics.

  The Funds may invest in commercial paper rated as low as A-3 by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") or P-3 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, determined by the Manager to be of comparable quality. Obligations rated A-3 and P-3 are considered by S&P and Moody's, respectively, to have an acceptable capacity for timely repayment. However, these securities may be more vulnerable to adverse effects of changes in circumstances than obligations carrying higher designations.

SAMURAI AND YANKEE BONDS

  Subject to its fundamental investment restrictions, Developing Markets Fund may invest in yen-denominated bonds sold in Japan by non-Japanese issuers ("Samurai bonds"), and may invest in dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). As compared with bonds issued in their countries of domicile, such bond issues normally carry a higher interest rate but are less actively traded. It is the policy of Developing Markets Fund to invest in Samurai or Yankee bond issues only after taking into account considerations of quality and liquidity, as well as yield.

DEBT CONVERSIONS

  Several Latin American countries have adopted debt conversion programs, pursuant to which investors may use external debt of a country, directly or indirectly, to make investments in local companies. The terms of the various programs vary from country to country, although each program includes significant restrictions on the application of the proceeds received in the conversion and on the remittance of profits on the investment and of the invested capital. Latin American Fund intends to acquire Sovereign Debt, as defined in the Prospectus, to hold and trade in appropriate circumstances as described in the Prospectus, as well as to participate in Latin American debt conversion programs. The Sub-advisor will evaluate opportunities to enter into debt conversion transactions as they arise but does not currently intend to invest more than 5% of the Fund's assets in such programs.

DEBT SECURITIES

  Developing Markets Fund may invest up to 50% of its total assets in the following types of emerging market debt securities: (1) debt securities issued or guaranteed by governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks (collectively, "Sovereign Debt"), including Brady Bonds;
(2) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of Sovereign Debt; (3) debt securities issued by banks and other business entities; and (4) debt securities denominated in or indexed to the currencies of emerging markets. Debt securities held by those Funds may take the form of bonds, notes, bills, debentures, bank debt obligations, short-term paper, loan participations, assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of any of the foregoing. There is no requirement with respect to the maturity or duration of debt securities in which either Fund may invest.

  Under normal circumstances, Latin American Fund may invest up to 50% of its total assets in debt securities. There is no limitation on the percentage of its assets that may be invested in debt securities that are rated below investment grade. Investment in below investment grade debt securities involves a high degree of risk and can be speculative. These debt securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Most debt securities in which the Fund will invest are not rated; if rated, it is expected that such ratings would be below investment grade. However, the Fund will not invest in debt securities that are in default in payment as to principal or interest.

  Developing Markets Fund and Latin American Fund may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds have been issued by the countries of Albania, Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Nigeria, Panama, Peru, Philippines, Poland, Uruguay, Venezuela and Vietnam, and are expected to be issued by other emerging market countries. As of the date of this Prospectus, the Fund is not aware of the occurrence of any payment defaults on Brady Bonds. Investors should recognize, however, that Brady Bonds do not have a long payment history. In addition, Brady Bonds are often rated below investment grade.

  Developing Markets Fund and Latin American Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time of issuance and is adjusted at regular intervals thereafter.

  Capital appreciation in debt securities may arise as a result of a favorable change in relative foreign exchange rates, in relative interest rate levels and/or in the creditworthiness of issuers. The receipt of income from debt securities owned by Latin American Fund is incidental to its objective of growth of capital.

PREMIUM SECURITIES

  Developing Markets Fund may invest in income securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. The Fund will not amortize the premium paid for such securities in calculating its net investment income. As a result, in such cases the purchase of such securities provides the Fund a higher level of investment income distributable to shareholders on a current basis than if the Fund purchased securities bearing current market rates of interest. If securities purchased by the Fund at a premium are called or sold prior to maturity, the Fund will realize a loss to the extent the call or sale price is less than the purchase price. Additionally, the Fund will realize a loss if it holds such securities to maturity.

INDEXED DEBT SECURITIES

  Developing Markets Fund may invest in debt securities issued by banks and other business entities not located in developing market countries that are indexed to certain specific foreign currency exchange rates, interest rates or other reference rates. The terms of such securities provide that their principal amount is adjusted upwards or downwards (but ordinarily not below zero) at maturity to reflect changes in the exchange rate between two currencies (or other rates) while the obligations are outstanding. While such securities offer the potential for an attractive rate of return, they also entail the risk of loss of principal. New forms of such securities continue to be developed. The Fund may invest in such securities to the extent consistent with its investment objectives.

STRUCTURED INVESTMENTS

  Developing Markets Fund may invest a portion of its assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of Sovereign Debt. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

  Developing Markets Fund is permitted to invest in a class of Structured Investments that is either subordinated or not subordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments.

  Certain issuers of Structured Investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, Developing Markets Fund's investment in these Structured Investments may be limited by the restrictions contained in the 1940 Act described above under "Investment Strategies and Risks -- Investments in Other Investment Companies." Structured Investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments.

STRIPPED INCOME SECURITIES

  Developing Markets Fund may invest a portion of its assets in stripped income securities, which are obligations representing an interest in all or a portion of the income or principal components of an underlying or related security, a pool of securities or other assets. In the most extreme case, one class will receive all of the interest (the "interest only class" or the "IO class"), while the other class will receive all of the principal (the "principal-only class" or the "PO class"). The market values of stripped income securities tend to be more volatile in response to changes in interest rates than are conventional income securities.

FLOATING AND VARIABLE RATE INCOME SECURITIES

  Developing Markets Fund may invest a portion of its assets in floating or variable rate income securities. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank's prime rate, a certificate of deposit rate or the London Inter Bank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rates or other commodities. The amount by which the rate paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

ZERO COUPON SECURITIES

  Developing Markets Fund may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. Developing Markets Fund also may invest in zero coupon and other deep discount securities issued by foreign governments and domestic and foreign corporations, including certain Brady Bonds and other foreign debt, and in payment-in-kind securities. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay "interest" in the form of additional securities. However, a portion of the original issue discount on zero coupon securities and the interest on payment-in-kind securities will be included in Developing Markets Fund's income. Accordingly, for Developing Markets Fund to continue to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax (see "Dividends, Distributions and Tax Matters"), it may be required to distribute an amount that is greater than the total amount of cash it actually receives. These distributions may be made from Developing

Markets Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Developing Markets Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

INDEXED COMMERCIAL PAPER

  Developing Markets Fund may invest without limitation in commercial paper that is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. Developing Markets Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables Developing Markets Fund to hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while seeking to provide an attractive money market rate of return. Developing Markets Fund will not purchase such commercial paper for speculation.

OTHER INDEXED SECURITIES

  Developing Markets Fund may invest in certain other indexed securities, which are securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. New forms of indexed securities continue to be developed. Developing Markets Fund may invest in such securities to the extent consistent with its investment objectives.

SWAPS, CAPS, FLOORS AND COLLARS

  Developing Markets Fund may enter into interest rate, currency and index swaps and may purchase or sell related caps, floors and collars and other derivative instruments. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a technique for managing the portfolio's duration (i.e., the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and will not sell interest rate caps, floors or collars if it does not own securities or other instruments providing an income stream roughly equivalent to what the Fund may be obligated to pay.

  Interest rate swaps involve the exchange by Developing Markets Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices.

  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

LOAN PARTICIPATIONS AND ASSIGNMENTS

  Developing Markets Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign entity and one or more financial institutions ("Lenders"). The majority of Developing Markets Fund's investments in Loans in emerging markets is expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in Developing

Markets Fund having a contractual relationship only with the Lender, not with the borrower. Developing Markets Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, Developing Markets Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and Developing Markets Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, Developing Markets Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation.

  In the event of the insolvency of the Lender selling a Participation, Developing Markets Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Developing Markets Fund will acquire Participations only if the Lender interpositioned between Developing Markets Fund and the borrower is determined by the Sub-advisor to be creditworthy. When the Fund purchases Assignments from Lenders, the Developing Markets Fund will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by Developing Markets Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

                    OPTIONS, FUTURES AND CURRENCY STRATEGIES

SPECIAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES

  To attempt to increase return, Developing Markets Fund may write call options on securities. This strategy will be employed only when, in the opinion of the Sub-advisor, the size of the premium Developing Markets Fund receives for writing the option is adequate to compensate it against the risk that appreciation in the underlying security may not be fully realized if the option is exercised. Developing Markets Fund also is authorized to write put options to attempt to enhance return, although it does not currently intend to do so.

  Each Fund may use forward currency contracts, futures contracts, options on securities, options on currencies, options on indices and options on futures contracts to attempt to hedge against the overall level of investment and currency risk (i.e. fluctuations in exchange rates) normally associated with its investments. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). Each Fund may enter into such instruments up to the full value of its portfolio assets.

  To attempt to hedge against adverse movements in exchange rates between currencies, each Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. Each Fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. Each Fund also may purchase and sell put and call options on currencies, futures contracts on currencies and options on such futures contracts to hedge its portfolio against movements in exchange rates.

  Only a limited market, if any, currently exists for options and futures transactions relating to currencies of most emerging markets including Latin American markets, to securities denominated in such currencies or to securities of issuers domiciled or principally engaged in business in such emerging markets. To the extent that such a market does not exist, the Sub-advisor may not be able to effectively hedge its investment in such markets.

  Each Fund may also purchase and sell put and call options on equity and debt securities to hedge against the risk of fluctuations in the prices of securities held by a Fund or that the Sub-advisor intends to include in a Fund's portfolio. Each Fund may also purchase and sell put and call options on stock indices to hedge against overall fluctuations in the securities markets or in a specific market sector.

  Further, each Fund may sell stock index futures contracts and may purchase put options or write call options on such futures contracts to protect against a general stock market decline or a decline in a specific market sector that could adversely affect a Fund's portfolio. Each Fund may also purchase stock index futures contracts and purchase call options or write put options on such contracts to hedge against a general stock market or market sector advance and thereby attempt to lessen the cost of future securities acquisitions. A Fund may use interest rate futures contracts and options thereon to hedge the debt portion of its portfolios against changes in the general level of interest rates.

  The use of options, futures contracts and forward currency contracts ("Forward Contracts") involves special considerations and risks, as described below. Risks pertaining to particular instruments are described in the sections that follow.

          (1) Successful use of most of these instruments depends upon the Sub-advisor's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. While the Sub-advisor is experienced in the use of these instruments, there can be no assurance that any particular strategy adopted will succeed. Skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the Funds invest.

          (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of the currency or the investments being hedged. For example, if the value of an instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which the hedging instrument is traded. The effectiveness of hedges using hedging instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged.

          (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because the Sub-advisor projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, the Fund could suffer a loss including the possible loss of principal under certain conditions. In either such case, the Fund would have been in a better position had it not hedged at all.

          (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market of which there is no assurance at any particular time, or, in the absence of such a market, the ability and willingness of the other party to the transaction ("contra party") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Funds. In addition, a Fund may be unable to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so. A Fund may also need to sell a security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to set aside securities in connection with hedging transactions.

  Although each Fund is authorized to enter into options, futures and forward currency transactions, it might not enter into any such transactions.

WRITING CALL OPTIONS

  Each Fund may write (sell) call options on securities, indices and currencies. This strategy will be employed only when, in the opinion of the Sub-advisor, the size of the premium a Fund receives for writing the option is adequate to compensate it against the risk that appreciation in the underlying security may not be fully realized if the option is exercised. Call options generally will be written on securities and currencies that, in the opinion of the Sub-advisor are not expected to make any major price moves in the near future but that, over the long term, are deemed to be attractive investments for a Fund.

  A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until (American Style) or on (European Style) a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold.

  Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Fund's investment objective. When writing a call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, a Fund has no control over when it may be required to sell the underlying securities or currencies, since most options may be exercised at any time prior to the option's expiration. If a call option that a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency, which will be increased or offset by the premium received. The Funds do not consider a security or currency covered by a call option to be "pledged" as that term is used in the Funds' policies that limit the pledging or mortgaging of their assets.

  Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund will be obligated to sell the security or currency at less than its market value.

  The premium that a Fund receives for writing a call option is deemed to constitute the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying investment, the relationship of the exercise price to such market price, the historical price volatility of the underlying investment, and the length of the option period. In determining whether a particular call option should be written, the Sub-advisor will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.

  Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both.

  Each Fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity normally are higher than those applicable to purchases and sales of portfolio securities.

  The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, a Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

  A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from writing the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

WRITING PUT OPTIONS

  Each Fund may write put options on securities, indices and currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. The operation of put options in other respects, including their related risks and rewards, is identical substantially to that of call options.

  A Fund generally would write put options in circumstances where the Sub-advisor wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event, the Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premium received.

  Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to sell the security or currency at more than its market value.

PURCHASING PUT OPTIONS

  Each Fund may purchase put options on securities, indices and currencies. As the holder of a put option, a Fund would have the right to sell the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

  A Fund may purchase a put option on an underlying security or currency ("protective put") owned by the Fund to protect against an anticipated decline in the value of the security or currency. Such protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. The premium paid for the put option and any transaction costs would reduce any profit otherwise available for distribution when the security or currency is eventually sold.

  A Fund also may purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

PURCHASING CALL OPTIONS

  Each Fund may purchase call options on securities, indices and currencies. As the holder of a call option, a Fund would have the right to purchase the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

  Call options may be purchased by a Fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable the Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times, the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique also may be useful to a Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and, in such event, could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

  A Fund also may purchase call options on underlying securities or currencies it owns to avoid realizing losses that would result in a reduction of its current return. For example, where a Fund has written a call option on an underlying security or currency having a current market value below the price at which it purchased the security or currency, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security or currency. Accordingly, the Fund could purchase a call option on the same underlying security or currency, which could be exercised to fulfill the Fund's delivery obligations under its written call (if it is exercised). This strategy could allow the Fund to avoid selling the portfolio security or currency at a time when it has an unrealized loss; however, the Fund would have to pay a premium to purchase the call option plus transaction costs.

  Aggregate premiums paid for put and call options will not exceed 5% of a Fund's total assets at the time of purchase.

  Each Fund may attempt to accomplish objectives similar to those involved in its use of Forward Contracts by purchasing put or call options on currencies. A put option gives a Fund as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price at any time until (American style) or on (European style) the expiration date. A call option gives a Fund as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Fund might purchase a currency put option, for example, to protect itself against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the Fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which a Fund anticipates purchasing securities.

  Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

  The staff of the SEC considers purchased OTC options to be illiquid securities. A Fund may also sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

  A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party or by a transaction in the secondary market if any such market exists. Although each Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Funds will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

INDEX OPTIONS

  Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market or a particular market sector generally) rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier, if the closing level is less than the exercise price.

  The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

  Even if a Fund could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options.

When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Fund, as the call writer, will not know that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

  If a Fund purchases an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

INTEREST RATE, CURRENCY AND STOCK INDEX FUTURES CONTRACTS

  Each Fund may enter into interest rate or currency futures contracts, and may enter into stock index futures contracts (collectively, "Futures" or "Futures Contracts"), as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. A Fund's transactions may include sales of Futures as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates and stock prices.

  A Fund will only enter into Futures Contracts that are traded on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are exchanged in London at the London International Financial Futures Exchange.

  Although techniques other than sales and purchases of Futures Contracts could be used to reduce a Fund's exposure to interest rate, currency exchange rate and stock market fluctuations, a Fund may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.

  A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (security or currency) for a specified price at a designated date, time and place. An index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading on the contract and the price at which the Futures Contract is originally struck; no physical delivery of the securities comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

  Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts are usually closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

  As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Deutschemarks on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of another Futures Contract of September Deutschemarks on the same exchange. In such instance the difference between the price at which the Futures

Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

  Each Fund's Futures transactions will be entered into for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

  "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure a Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be modified significantly from time to time by the exchange during the term of the Futures Contract.

  Subsequent payments, called "variation margin," to and from the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

  Risks of Using Futures Contracts. The prices of Futures Contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and currency exchange rates, and in stock market movements, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

  There is a risk of imperfect correlation between changes in prices of Futures Contracts and prices of the securities or currencies in a Fund's portfolio being hedged. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest or currency rate trends.

  Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract.

  Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract and options on Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract or option may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract or option, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract and option prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some traders to substantial losses.

  If a Fund were unable to liquidate a Futures or option on Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

  Certain characteristics of the Futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the Futures and options on Futures markets are subject to daily variation margin calls and might be compelled to liquidate Futures or options on Futures positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the Futures or options and the investments being hedged. Also, because initial margin deposit requirements in the Futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the Futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the Futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

OPTIONS ON FUTURES CONTRACTS

  Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account, which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities, currencies or index upon which the Futures Contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

  The purchase of call options on Futures can serve as a long hedge, and the purchase of put options on Futures can serve as a short hedge. Writing call options on Futures can serve as a limited short hedge, and writing put options on Futures can serve as a limited long hedge, using a strategy similar to that used for writing options on securities, foreign currencies or indices.

  If a Fund writes an option on a Futures Contract, it will be required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures Contracts. Premiums received from the writing of an option on a Futures Contract are included in the initial margin deposit.

  A Fund may seek to close out an option position by selling an option covering the same Futures Contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

LIMITATIONS ON USE OF FUTURES, OPTIONS ON FUTURES AND CERTAIN OPTIONS ON CURRENCIES

  To the extent that a Fund enters into Futures Contracts, options on Futures Contracts, and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. In general, a call option on a Futures Contract is "in-the-money"if the value of the underlying Futures Contract exceeds the strike, i.e., exercise, price of the call; a put option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract is exceeded by the strike price of the put. This guideline may be modified by the Trust's Board of Trustees without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

FORWARD CONTRACTS

  To attempt to hedge against adverse movements in exchange rates between currencies, each Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. A Fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. Each Fund may also purchase and sell put and call options on equity and debt securities to hedge against the risk of fluctuations in the prices of securities held by a Fund or that the Sub-advisor intends to include in a Fund's portfolio. Each Fund may also purchase and sell put and call options on stock indices to hedge against overall fluctuations in the securities markets or in a specific market sector.

  A Forward Contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the Forward Contract. The Fund may also, if its contra party agrees, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract.

  A Fund engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in a foreign currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, the

Fund might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, the Fund might purchase a currency forward to "lock in" the price of securities denominated in that currency that it anticipates purchasing.

  Forward Contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A Forward Contract generally has no deposit requirement and no commissions are charged at any stage for trades. Each Fund will enter into such Forward Contracts with major U.S. or foreign banks and securities or currency dealers in accordance with the guidelines approved by the Trust's Board of Trustees.

  Each Fund may enter into Forward Contracts either with respect to specific transactions or with respect to the Fund's portfolio positions. The precise matching of the Forward Contract amounts and the value of specific securities generally will not be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the Forward Contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be predicted accurately, causing a Fund to sustain losses on these contracts and transaction costs.

  At or before the maturity of a Forward Contract requiring a Fund to sell a currency, the Fund either may sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract, if its contra party agrees, entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

  The cost to a Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts usually are entered into on a principal basis, no fees or commissions are involved. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while Forward Contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

FOREIGN CURRENCY STRATEGIES -- SPECIAL CONSIDERATIONS

  Each Fund may use options on foreign currencies, Futures on foreign currencies, options on Futures on foreign currencies and Forward Contracts to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

  A Fund might seek to hedge against changes in the value of a particular currency when no Futures Contract, Forward Contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, a Fund may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which the Sub-advisor believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

  The value of Futures Contracts, options on Futures Contracts, Forward Contracts, and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of Futures Contracts, Forward Contracts or options, a Fund could be disadvantaged by dealing in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

  There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or Futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Futures contracts or options until they reopen.

  Settlement of Futures Contracts, Forward Contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

COVER

  Transactions using Forward Contracts, Futures Contracts and options (other than options purchased by a Fund) expose the Fund to an obligation to another party. No Fund will enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, Forward Contracts or Futures Contracts, or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities.

  Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Forward Contract, Futures Contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets are used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

                                  RISK FACTORS

GENERAL

  There is no assurance that either Fund will achieve its investment objectives. Investing in a Fund entails a substantial degree of risk, and an investment in each Fund should be considered speculative. Investors are strongly advised to consider carefully the special risks involved in investing in emerging markets, and specifically Latin America, which are in addition to the usual risks of investing in developed markets around the world.

  Each Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. Equity securities, particularly common stocks, generally represent the most junior position in an issuer's capital structure and entitle holders to an interest in the assets of an issuer, if any, remaining after all more senior claims have been satisfied. The value of equity securities held by a Fund will fluctuate in response to general market and economic developments, as well as developments affecting the particular issuers of such securities.

  In addition, the value of debt securities held by each Fund generally will fluctuate with the perceived creditworthiness of the issuers of such securities and interest rates.

NON-DIVERSIFIED CLASSIFICATION

  Developing Markets Fund and Latin American Fund are classified under the 1940 Act as "non-diversified" funds. As a result, these Funds will be able to invest in a smaller number of issuers than if they were classified under the 1940 Act as "diversified" funds. To the extent that a Fund invests in a smaller number of issuers, the net asset value of its shares may fluctuate more widely and it may be subject to greater investment and credit risk with respect to its portfolio.

ILLIQUID SECURITIES

  Developing Markets Fund may invest up to 15% of its net assets, and Latin American Fund up to 10% of its net assets, in illiquid securities. Securities may be considered illiquid if a Fund cannot reasonably expect within seven days to sell the security for approximately the amount at which the Fund values such securities. Illiquid securities may be harder to value than liquid securities. The sale of illiquid securities, if they can be sold at all, generally will require more time and result in higher brokerage charges or dealer discounts and other selling expenses than the sale of liquid securities, such as securities eligible for trading on U.S. securities exchanges or in the over-the-counter markets. Moreover, restricted securities which may be illiquid for purposes of this limitation, often sell, if at all, at a price lower than similar securities that are not subject to restrictions on resale.

  Latin American Fund may invest in joint ventures, cooperatives, partnerships and state enterprises and other similar vehicles which are illiquid (collectively, "Special Situations"). The Sub-advisor believes that carefully selected investments in Special Situations could enable the Fund to achieve capital appreciation substantially exceeding the appreciation Latin American Fund would realize if it did not make such investments. However, in order to limit investment risk, Latin American Fund will invest no more than 5% of its total assets in Special Situations.

  Illiquid securities include those that are subject to restrictions contained in the securities laws of other countries. However, securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

  Not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933, as amended ("1933 Act"), including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

  Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at favorable prices.

  With respect to liquidity determinations generally, the Trust's Board of Trustees has the ultimate responsibility for determining whether specific securities, including restricted securities pursuant to Rule 144A under the 1933 Act, are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to the Sub-advisor in accordance with procedures approved by the Board. The Sub-advisor takes into account a number of factors in reaching liquidity decisions, including (i) the frequency of trading in the security, (ii) the number of dealers who make quotes for the security,
(iii) the number of dealers who have undertaken to make a market in the security, (iv) the number of other potential purchasers and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). The Sub-advisor monitors the liquidity of securities in each Fund's portfolio and periodically reports such determinations to the Board. If the liquidity percentage restriction of a Fund is satisfied at the time of investment, a later increase in the percentage of illiquid securities held by the Fund resulting from a change in market value or assets will not constitute a violation of that restriction. If as a result of a change in market value or assets, the percentage of illiquid securities held by a Fund increases above the applicable limit, the Sub-advisor will take appropriate steps to bring the aggregate amount of illiquid assets back within the prescribed limitations as soon as reasonably practicable, taking into account the effect of any disposition on the Fund.

DEBT SECURITIES

  The value of the debt securities held by a Fund generally will vary inversely with market interest rates. If interest rates in a market fall, a Fund's debt securities issued by governments or companies in that market ordinarily will increase in value. If market interest rates increase, however, the debt securities owned by a Fund in that market will likely decrease in value. Latin American Fund may invest up to 50% of its total assets in debt securities of any rating. Developing Markets Fund may invest up to 50% of its total assets in debt securities rated below investment grade. All such investments involve a high degree of risk.

  Debt rated Baa by Moody's is considered by Moody's to have speculative characteristics. Debt rated BB, B, CCC, CC or C by S&P, and debt rated Ba, B, Caa, Ca or C by Moody's is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such lower quality debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated C by Moody's or S&P is the lowest rated debt that is not in default as to principal or interest and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Lower quality debt securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. These foreign debt securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds."

  Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

  The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank, and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and may be subordinated to the claims of other creditors of the issuer.

  Lower quality debt securities frequently have call or buy-back features which would permit an issuer to call or repurchase the security from a Fund. In addition, a Fund may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's portfolio. Each Fund may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

  In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which a Fund may invest include: (i) potential adverse publicity; (ii) heightened sensitivity to general economic or political conditions; and (iii) the likely adverse impact of a major economic recession.

  Each Fund may invest in debt securities, including Brady Bonds, issued as part of debt restructurings, and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds.

  Each Fund may also incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and a Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets (including those in Latin American markets) can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

LOAN PARTICIPATIONS AND ASSIGNMENTS

  Developing Markets Fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited, and the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a

Fund's ability to dispose of particular Assignments or Participations when necessary to meet its liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to those securities for purposes of valuing its portfolio and calculating it net asset value.

FOREIGN SECURITIES

  Political, Social and Economic Risks. Investing in securities of non-U.S. companies may entail additional risks due to the potential political, social and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

  In addition, even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

  Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of Latin American countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by the Funds. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Funds will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Funds could lose their entire investment in such countries. The Funds' investments would similarly be adversely affected by exchange control regulation in any of those countries.

  Economies in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries with emerging markets.

  Emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

  Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, currency depreciation, resource self-sufficiency and balance of payments positions. Investments in foreign government securities involve special risks, including the risk that the government issuers may be unable or unwilling to repay principal or interest when due.

  Religious and Ethnic Stability. Certain countries in which the Funds may invest may have groups that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of a Fund's investment in those countries. Instability may also result from, among other things, (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means, (ii) popular unrest associated with demands for improved political, economic and social conditions and (iii) hostile relations with neighboring or other countries. Such political, social and economic instability could disrupt the principal financial markets in which the Funds invest and adversely affect the value of the Funds' assets.

  Foreign Investment Restrictions. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Funds. For example, certain countries require prior governmental approval before investments by foreign persons may be made or may limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. If there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

  Non-Uniform Corporate Disclosure Standards and Governmental
Regulation. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ in some cases significantly from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the securities held by the Funds will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning most foreign issuers of securities held by the Funds than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Sub-advisor will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers. Issuers of securities on foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as restrictions on market manipulation, insider trading rules, shareholder proxy requirements and timely disclosure of information. In addition, for companies that keep accounting records in local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits.

  Currency Fluctuations. Because the Funds, under normal circumstances, each will invest a substantial portion of its total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of each Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities and cash denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to shareholders of that Fund. Moreover, if the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements.

  Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affecting the world economy. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars.

  Some countries also may have fixed currencies where values against the U.S. dollar are not independently determined. In addition, there is a risk that certain countries may restrict the free conversion of their currencies into other currencies. Further, certain currencies may not be internationally traded.

  Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to sell that currency to the dealer.

  Many of the currencies of emerging market countries including Latin American countries, have experienced steady devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund.

  Certain Latin American countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. Certain Latin American countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Funds to engage in foreign currency transactions designed to protect the value of the Funds' interests in securities denominated in such currencies.

  Some countries also may have fixed currencies whose values against the U.S. dollar are not independently determined. In addition, there is a risk that certain countries may restrict the free conversion of their currencies into other currencies. Further, certain currencies may not be internationally traded.

  Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain are members of the European Economic and Monetary Union (the "EMU"). The EMU has established a common European currency for participating countries which is known as the "euro." Each participating country supplemented its existing currency with the euro on January 1, 1999, and will replace its existing currency with the euro on July 1, 2002. Any other European country that is a member of the European Union and satisfies the criteria for participation in the EMU may elect to participate in the EMU and may supplement its existing currency with the euro after January 1, 1999.

  The introduction of the euro presents unique risks and uncertainties, including how outstanding financial contracts will be treated after January 1, 1999; the establishment of exchange rates for existing currencies and the euro; and the creation of suitable clearing and settlement systems for the euro. These and other factors could cause market disruptions and could adversely affect the value of securities held by a Fund.

  Adverse Market Characteristics. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities markets and brokers generally are subject to less governmental supervision and regulation than in the United States and foreign securities transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Funds are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Sub-advisor will consider such difficulties when determining the allocation of the Funds' assets, although the Sub-advisor does not believe that such difficulties will have a material adverse effect on the Funds' portfolio trading activities.

  Each Fund may use foreign custodians, which are generally more expensive than those in the U.S. and may involve risks in addition to those related to the use of U.S. custodians. Such risks include uncertainties relating to (i) determining and monitoring the financial strength, reputation and standing of the foreign custodian, (ii) maintaining appropriate safeguards to protect a Fund's investments and (iii) possible difficulties in obtaining and enforcing judgments against such custodians. and (iv) different settlement and clearance procedures which may be unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

  A high proportion of the shares of many Latin American companies may be held by a limited number of persons, which may further limit the number of shares available for investment by the Funds, particularly Latin American Fund. A limited number of issuers in most, if not all, Latin American securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of Latin American securities markets also may affect a Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, certain Latin American securities markets, including those of Argentina, Brazil, Chile and Mexico, are susceptible to being influenced by large investors trading significant blocks of securities or by large dispositions of securities resulting from the failure to meet margin calls when due.

  The high volatility of certain Latin American securities markets is evidenced by dramatic movements in the Brazilian and Mexican markets in recent years. This market volatility may result in greater volatility in a Fund's net asset value than would be the case for companies investing in domestic securities. If a Fund were to experience unexpected net redemptions, it could be forced to sell securities in its portfolio without regard to investment merit, thereby decreasing the asset base over which Fund expenses can be spread and possibly reducing the Fund's rate of return.

  Withholding Taxes. Each Fund's net investment income from securities of foreign issuers may be subject to withholding taxes by the foreign issuer's country, thereby reducing that income or delaying the receipt of income where those taxes may be recaptured. See "Dividends, Distributions and Tax Matters."

  Concentration. To the extent a Fund invests a significant portion of its assets in securities of issuers located in a particular country or region of the world, it may be subject to greater risks and may experience greater volatility than a fund that is more broadly diversified geographically.

  Special Considerations Affecting Emerging Markets. Investing in equity securities of companies in emerging markets may entail greater risks than investing in equity securities in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility;
(iii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

  Investing in the securities of companies in emerging markets, including the markets of Latin America and certain Asian markets such as Taiwan, Malaysia and Indonesia, may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

  Emerging securities markets, such as the markets of Latin America, are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value in issuers compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. In addition, securities traded in certain emerging markets may be subject to risks due to the inexperience of financial intermediaries, a lack of modern technology, the lack of a sufficient capital base to expand business operations, and the possibility of permanent or temporary termination of trading.

  In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

  The securities markets of emerging countries including Latin American countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the developed countries. The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund's portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits registered investment companies, such as the Funds, to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, when a Fund believes that circumstances dictate, it will promptly apply to the SEC for a determination that such an emergency exists within the meaning of Section 22(e) of the 1940 Act. During the period commencing from a Fund's identification of such conditions until the date of any SEC action, a Fund's portfolio securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Trust's Board of Trustees.

  Settlement mechanisms in emerging securities markets may be less efficient and reliable than in more developed markets. In such emerging securities there may be share registration and delivery delays or failures.

  Many emerging market countries, including markets in Latin America, have experienced substantial, and in some periods extremely high, rates of inflation for many years. This has, in turn, lead to high interest rates, extreme measures by governments to keep inflation in check and a generally debilitating effect on economic growth. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries, including markets in Latin America.

  Special Considerations Affecting Russia and Eastern European
Countries. Investing in Russia and Eastern European countries involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets and should be considered highly speculative. Such risks include the following: (1) delays in settling portfolio transactions and risk of loss arising out of the system of share registration and custody; (2) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgement; (3) pervasiveness of corruption and crime in the economic system; (4) currency exchange rate volatility and the lack of available currency hedging instruments; (5) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation) and high unemployment; (6) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the ability of Developing Markets Fund to exchange local currencies for U.S. dollars; (7) political instability and social unrest and violence; (8) the risk that the governments of Russia and Eastern European countries may decide not to continue to support the economic reform programs implemented recently and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed when such countries had a communist form of government; (9) the financial condition of companies in these countries, including large amounts of inter-company debt which may create a payments crisis on a national scale; (10) dependency on exports and the corresponding importance of international trade; (11) the risk that the tax system in these countries will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (12) the underdeveloped nature of the securities markets.

  Special Considerations Affecting Pacific Region Countries. Certain of the risks associated with international investments are heightened for investments in Pacific region countries. For example, some of the currencies of Pacific region countries have experienced steady devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain countries, such as India, face serious exchange constraints.

  Many of the Asia Pacific region countries may be subject to a greater degree of social, political and economic instability than is the case in the United States. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, and changes in government through extra-constitutional means;
(ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. Such social, political and economic instability could significantly disrupt the principal financial markets in which Developing Markets Fund invest and adversely affect the value of such Fund's assets. In addition, asset expropriations or future confiscatory levels of taxation possibly may affect the Fund.

  Several of the Asia Pacific region countries have, or in the past have had, hostile relationships with neighboring nations or have experienced internal insurgency. Thailand has experienced border conflicts with Laos and Cambodia, and India is engaged in border disputes with several of its neighbors, including China and Pakistan. An uneasy truce exists between North Korea and South Korea, and the recurrence of hostilities remains possible. Reunification of North Korea and South Korea could have a detrimental effect on the economy of South Korea. Also, China continues to claim sovereignty over Taiwan and recently has conducted military maneuvers near Taiwan.

  The economies of most of the Asia Pacific region countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally the United States, Japan, China and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asia Pacific region countries. In addition, the economies of some of the Asia Pacific region countries, Australia and Indonesia, for example, are vulnerable to weakness in world prices for their commodity exports, including crude oil.

  China assumed sovereignty over Hong Kong in July 1997. Although China has committed by treaty to preserve the economic and social freedoms enjoyed in Hong Kong for fifty years, the continuation of the current form of the economic system in Hong Kong will depend on the actions of the government of China. In addition, such assumption of sovereignty has increased sensitivity in Hong Kong to political developments and statements by public figures in China. Business confidence in Hong Kong, therefore, can be significantly affected by such developments and statements, which in turn can affect markets and business performance.

  In addition, there is continuing risk that the Hong Kong dollar will be devalued and a risk of possible loss of investor confidence in the Hong Kong markets and dollar. However, factors exist that are likely to mitigate this risk. First, China has stated its intention to implement a "one country, two systems" policy, which would preserve monetary sovereignty and leave control in the hands of the Hong Kong Monetary Authority ("HKMA").

  Second, fixed rate parity with the U.S. dollar is seen as critical to maintaining investors' confidence in the transition to Chinese rule, and, therefore, it is anticipated that, if international investors lose confidence in Hong Kong dollar assets, the HKMA would take steps to support the currency, though such intervention cannot be assured. Third, Hong Kong's and China's sizable combined foreign exchange reserve may be used to support the value of the Hong Kong dollar, provided that China does not appropriate such reserves for other uses, which is not anticipated but cannot be assured. Finally, China would be likely to experience significant adverse political and economic consequences if confidence in the Hong Kong dollar and the territory assets were to be endangered.

  Special Considerations Affecting Latin American Countries. Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin American countries. Certain Latin American countries are also among the largest debtors to commercial banks and foreign governments. At times certain Latin American countries have declared moratoria on the payment of principal and/or interest on external debt. The Funds, particularly the Latin American Fund, may invest in debt securities, including Brady Bonds, issued as part of debt restructurings and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. In addition, certain Latin American securities markets have experienced high volatility in recent years.

  The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. Latin American countries may also close certain sectors of their economies to equity investments by foreigners. The limited size of many Latin American securities markets and limited trading volume in issuers compared to volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Further due to the absence of securities markets and publicly owned corporations and due to restrictions on direct investment by foreign entities, investments may only be made in certain Latin American countries solely or primarily through governmentally approved investment vehicles or companies.

  Certain Latin American countries may have managed currencies that are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994, the value of the Mexican peso lost more than one-third of its value relative to the U.S. dollar.

  It should be noted that some Latin American countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. For instance, at present, capital invested directly in Chile cannot under most circumstances be repatriated for at least one year. The Funds, particularly Latin American Fund, could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

  Sovereign Debt. Each Fund may invest in sovereign debt securities of emerging market governments. Investments in such securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable to unwilling to repay principal or interest when due in accordance with the terms of such debt. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations and in turn a Fund's net asset value, to a greater extent than the volatility inherent in domestic fixed income securities. Sovereign Debt generally offers high yields, reflecting not only perceived credit risk, but also the need to compete with other local investments in domestic financial markets. Certain Latin American countries are among the largest debtors to commercial banks and foreign governments. A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy towards the International Monetary Fund and the political constraints to which a sovereign debtor may be subject. Sovereign debtors may default on their Sovereign Debt. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due, may result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

  In recent years, some of the emerging markets and Latin American countries in which the Funds expect to invest have encountered difficulties in servicing their Sovereign Debt. Some of these countries have withheld payments of interest and/or principal of Sovereign Debt. These difficulties have also led to agreements to restructure external debt obligations -- in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of Sovereign Debt may be requested to participate in similar reschedulings of such debt. Certain emerging markets countries are among the largest debtors to commercial banks and foreign governments. Currently, Brazil, Mexico and Argentina are the largest debtors among developing countries. At times, certain emerging markets countries have declared a moratorium on the payment of principal and interest on external debt; such a moratorium is currently in effect for certain emerging market countries. There is no bankruptcy proceeding by which a creditor may collect in whole or in part sovereign debt on which an emerging market government has defaulted.

  The ability of emerging market and Latin American governments to make timely payments on their Sovereign Debt is likely to be influenced strongly by a country's balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country's trading partners could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

  The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Fund's investments. The countries issuing such instruments are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Sub-advisor intends to manage each Fund's portfolio in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Funds to suffer losses of interest or principal on any of their holdings.

  Sovereign debt obligations issued by emerging market governments generally are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such securities, with respect to which the issuer currently may not be paying interest or may be in payment default, may be comparable to securities rated D by S&P or C by Moody's. The Funds may have difficulty disposing of and valuing certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors.

  Periods of economic uncertainty may result in the volatility of market prices of Sovereign Debt and in turn, a Fund's net asset value, to a greater extent than the volatility inherent in domestic securities. The value of Sovereign Debt will likely vary inversely with changes in prevailing interest rates, which are subject to considerable variance in the international market. If a Fund were to experience unexpected net redemptions, it may be forced to sell Sovereign Debt in its portfolio without regard to investment merit, thereby decreasing its asset base over which Fund expenses can be spread and possibly reducing its rate of return.

                             INVESTMENT LIMITATIONS

DEVELOPING MARKETS FUND

  Developing Markets Fund has adopted the following investment limitations as fundamental policies which (unless otherwise noted) may not be changed without approval of a majority of the Fund's outstanding shares.

  Developing Markets Fund may not:

          (1) issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of Developing Markets Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes;

          (2) purchase any security if, as a result of that purchase, 25% or more of Developing Markets Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

          (3) engage in the business of underwriting securities of other issuers, except to the extent that Developing Markets Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;

          (4) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that Developing Markets Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

          (5) purchase or sell physical commodities, but Developing Markets Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

          (6) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

  Notwithstanding any other investment policy, Developing Markets Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

  For purposes of the concentration policy of Developing Markets Fund contained in limitation (2) above, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any one single foreign government, or by all supranational organizations in the aggregate, are considered to be securities of issuers in the same industry.

  In addition, to comply with federal tax requirements for qualification as a "regulated investment company" ("RIC"), Developing Markets Fund's investments will be limited so that, at the close of each quarter of its taxable year, (a) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer and (b) at least 50% of the value of its total assets is represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the issuer's outstanding voting securities ("Diversification Requirements"). These tax-related limitations may be changed by the Company's Board of Trustees to the extent necessary to comply with changes to applicable tax requirements.

  The following investment policy of Developing Markets Fund is not a fundamental policy and may be changed by vote of the Trust's Board of Trustees without shareholder approval: Developing Markets Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

  Investors should refer to the Developing Markets Fund's prospectus for further information with respect to the Developing Markets Funds investment objective, which may not be changed without the approval of its shareholders, and other investment policies, techniques and limitations, which may be changed without shareholder approval.

LATIN AMERICAN FUND

  Latin American Fund has adopted the following investment limitations as fundamental policies which (unless otherwise noted) may not be changed without approval a majority of the outstanding shares of the Fund.

  Latin American Fund may not:

          (1) Purchase any security if, as a result of that purchase, 25% or more of Latin American Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

          (2) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that Latin American Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

          (3) Engage in the business of underwriting securities of other issuers, except to the extent that Latin American Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;

          (4) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

          (5) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of Latin American Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes; or

          (6) Purchase or sell physical commodities, but Latin American Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

  Notwithstanding any other investment policy, Latin American Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

  For purposes of Latin American Fund's concentration policy contained in limitation (1), above, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government are considered to be securities of issuers in the same industry.

  The following operating policies of Latin American Fund are not fundamental policies and may be changed by vote of the Trust's Board of Trustees without shareholder approval. Latin American Fund may not:

          (1) Invest in securities of an issuer if the investment would cause Latin American Fund to own more than 10% of any class of securities of any one issuer;

          (2) Invest in companies for the purpose of exercising control or management;

          (3) Invest more than 10% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market;

          (4) Enter into a futures contract, an option on a futures contract, or an option on foreign currency traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of those positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of Latin American Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into;

          (5) Make any additional investments while borrowings exceed 5% of Latin American Fund's total assets;

          (6) Purchase securities on margin, provided that Latin American Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

          (7) Mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

  Latin American Fund has the authority to invest up to 10% of its total assets in shares of other investment companies pursuant to the 1940 Act. The Fund may not invest more than 5% of its total assets in any one investment company or acquire more than 3% of the outstanding voting securities of any one investment company.

  Investors should refer to the Latin American Fund's Prospectus for further information with respect to the Latin American Fund's investment objective, which may not be changed without the approval of its shareholders, and other investment policies, techniques and limitations, which may be changed without shareholder approval.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

  Subject to policies established by the Trust's Board of Trustees, the Sub-advisor is responsible for the execution of each Fund's portfolio transactions and the selection of broker/dealers who execute such transactions on behalf of the Funds. In executing portfolio transactions, the Sub-advisor seeks the best net results for each Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Although the Sub-advisor generally seeks reasonably competitive commission rates and spreads, payment of the lowest commission or spread is not necessarily consistent with the best net results. While the Funds may engage in soft dollar arrangements for research services, as described below, the Funds have no obligation to deal with any broker/dealer or group of broker/dealers in the execution of portfolio transactions.

  Debt securities generally are traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. U.S. and foreign government securities and money market instruments generally are traded in the OTC markets. In underwritten offerings, securities usually are purchased at a fixed price which includes an amount of compensation to the underwriter. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. Broker/dealers may receive commissions on futures, currency and options transactions.

  Consistent with the interests of each Fund, the Sub-advisor may select brokers to execute a Fund's portfolio transactions, on the basis of the research and brokerage services they provide to the Sub-advisor for its use in managing the Fund and its other advisory accounts. Such services may include furnishing analyses, reports and information concerning issuers, industries, securities, geographic regions, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services received from such brokers are in addition to, and not in lieu of, the services required to be performed by the Sub-advisor under the investment management and administration contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-advisor determines in good faith that such commission is reasonable in terms either of that particular transaction or the overall responsibility of the Sub-advisor to a Fund and its other clients and that the total commissions paid by that Fund will be reasonable in relation to the benefits it received over the long term. Research services may also be received from dealers who execute Fund transactions in OTC markets.

  The Sub-advisor may allocate brokerage transactions to broker/dealers who have entered into arrangements under which the broker/dealer allocates a portion of the commissions paid by a Fund toward payment of the Fund's expenses, such as transfer agent and custodian fees.

  Investment decisions for each Fund and for other investment accounts managed by the Sub-advisor are made independently of each other in light of differing conditions. However, the same investment decision occasionally may be made for two or more of such accounts including the Funds. In such cases, simultaneous transactions may occur. Purchases or sales are then allocated as to price or amount in a manner deemed fair and equitable to all accounts involved. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases, the Sub-advisor believes that coordination and the ability to participate in volume transactions will be beneficial to that Fund.

  Under a policy adopted by the Trust's Board of Trustees, and subject to the policy of obtaining the best net results, the Sub-advisor may consider a broker/dealer's sale of the shares of a Fund and the other funds for which AIM or the Sub-advisor serves as investment manager in selecting brokers and dealers for the execution of portfolio transactions. This policy does not imply a commitment to execute portfolio transactions through all broker/dealers that sell shares of the Funds and such other funds.

  Each Fund contemplates purchasing most foreign equity securities in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. The fixed commissions paid in connection with most such foreign stock transactions generally are higher than negotiated commissions on U.S. transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

  Foreign equity securities may be held by each Fund in the form of ADRs, ADSs, EDRs, GDRs and CDRs or securities convertible into foreign equity securities. ADRs, ADSs, EDRs, GDRs and CDRs may be listed on stock exchanges, or traded in the OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which a Fund may invest generally are traded in the OTC markets.

  Each Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through certain companies affiliated with AIM or the Sub-advisor. The Trust's Board of Trustees has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which they are operating. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

  The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of a Fund, provided the conditions of an exemptive order received by the Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to another AIM Fund provided the Funds follow procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

  For the fiscal year ended October 31, 1998, Developing Markets Fund paid aggregate brokerage commissions of $1,409,401, and for the fiscal years ended October 31, 1997 and 1996, the Predecessor Fund paid aggregate brokerage commissions of $2,212,022 and $1,580,879, respectively. For the fiscal years ended October 31, 1998, 1997 and 1996, Latin American Fund paid aggregate brokerage commissions of $700,006, $2,719,660 and $2,094,634, respectively.

PORTFOLIO TRADING AND TURNOVER

  Each Fund engages in portfolio trading when the Sub-advisor has concluded that the sale of a security owned by the Fund and/or the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value, or a security may be purchased in anticipation of a market rise. Consistent with each Fund's investment objective, a security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities. Although none of the Funds generally intends to trade for short-term profits, the securities in a Fund's portfolio will be sold whenever management believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by a Fund's average month-end portfolio values, excluding short-term investments. The portfolio turnover rate will not be a limiting factor when the Sub-advisor deems portfolio changes appropriate. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs that a Fund will bear directly and may result in the realization of net capital gains that are taxable when distributed to that Fund's shareholders. For the fiscal year ended December 31, 1998, Developing Markets Fund's portfolio turnover rate was 111%, and for the fiscal years ended October 31, 1997 and 1996, the Predecessor Fund's portfolio turnover rates were 184% and 138%, respectively. Latin American Fund's portfolio turnover rates for the fiscal years ended October 31, 1998, 1997 and 1996 were 39%, 130% and 101%, respectively.

  High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs that the Fund will bear directly and could result in the realization of net capital gains which would be taxable when distributed to shareholders. See ""Dividends, Distributions and Tax Matters.''

                                   MANAGEMENT

  The Trust's Board of Trustees has overall responsibility for the operation of the Funds. The Trust's Board of Trustees has approved all significant agreements between the Trust on the one side and persons or companies furnishing services to the Fund on the other, including the investment management and administration agreement with AIM, the investment sub-advisory and sub-administration agreement between AIM and the Sub-advisor, the agreements with AIM Distributors regarding distribution of the Fund's shares, the custody agreement and the transfer agency agreement. The day-to-day operations of the Fund are delegated to the officers of the Trust, subject always to the investment objectives and policies of the Fund and to the general supervision of the Trust's Board of Trustees.

TRUSTEES AND EXECUTIVE OFFICERS

  The Trust's Trustees and Executive Officers are listed below. Unless otherwise indicated, the address of each Executive Officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

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   NAME, ADDRESS AND AGE     POSITIONS HELD WITH REGISTRANT   PRINCIPAL OCCUPATION WITH REGISTRANT
   ---------------------     ------------------------------   ------------------------------------
----------------------------------------------------------------------------------------------------
 *ROBERT H. GRAHAM (51)      Trustee, Chairman of the Board  Director, President and Chief Executive
                             and President                   Officer, A I M Management Group Inc.;
                                                             Director and President, A I M Advisors,
                                                             Inc.; Director and Senior Vice
                                                             President, A I M Capital Management,
                                                             Inc., A I M Distributors, Inc., A I M
                                                             Fund Services, Inc. and Fund Management
                                                             Company; and Director, AMVESCAP PLC.
----------------------------------------------------------------------------------------------------
 C. DEREK ANDERSON (57)      Trustee                         Mr. Anderson is President, Plantagenet
 220 Sansome Street                                          Capital Management, LLC (an investment
 Suite 400                                                   partnership); Chief Executive Officer,
 San Francisco, CA 94104                                     Plantagenet Holdings, Ltd. (an
                                                             investment banking firm); Director,
                                                             Anderson Capital Management, Inc. since
                                                             1988; and Director, PremiumWear, Inc.
                                                             (formerly Munsingwear, Inc.) (a casual
                                                             apparel company) and Director, "R"
                                                             Homes, Inc. and various other
                                                             companies.
----------------------------------------------------------------------------------------------------
 FRANK S. BAYLEY (59)        Trustee                         Mr. Bayley is a partner of the law firm
 Two Embarcadero Center                                      of Baker & McKenzie, and serves as a
 Suite 2400                                                  Director and Chairman of C.D. Stimson
 San Francisco, CA 94111                                     Company (a private investment company).
----------------------------------------------------------------------------------------------------
 ARTHUR C. PATTERSON (54)    Trustee                         Mr. Patterson is Managing Partner of
 428 University Avenue                                       Accel Partners (a venture capital
 Palo Alto, CA 94301                                         firm). He also serves as a director of
                                                             Viasoft and PageMart, Inc. (both public
                                                             software companies), as well as several
                                                             other privately held software and
                                                             communications companies.
----------------------------------------------------------------------------------------------------
 RUTH H. QUIGLEY (63)        Trustee                         Miss Quigley is a private investor.
 1055 California Street                                      From 1984 to 1986, she was President of
 San Francisco, CA 94108                                     Quigley Friedlander & Co., Inc. (a
                                                             financial advisory services firm).
----------------------------------------------------------------------------------------------------
 +JOHN J. ARTHUR (53)        Vice President                  Director and Senior Vice President and
                                                             Treasurer, A I M Advisors, Inc.; Vice
                                                             President and Treasurer, A I M
                                                             Management Group Inc.
----------------------------------------------------------------------------------------------------
 KENNETH W. CHANCEY (52)     Vice President and Principal    Senior Vice President -- Mutual Fund
 50 California Street        Accounting Officer              Accounting, the Sub-advisor since 1997;
 San Francisco, CA 94111                                     Vice President -- Mutual Fund
                                                             Accounting, the Sub-advisor from 1992
                                                             to 1997.
----------------------------------------------------------------------------------------------------

---------------

* A Trustee who is an "interested person" of the Trust and A I M Advisors, Inc., as defined in the 1940 Act.
+ Mr. Arthur and Ms. Relihan are married to each other.

----------------------------------------------------------------------------------------------------
   NAME, ADDRESS AND AGE     POSITIONS HELD WITH REGISTRANT   PRINCIPAL OCCUPATION WITH REGISTRANT
   ---------------------     ------------------------------   ------------------------------------
----------------------------------------------------------------------------------------------------
 SAMUEL D. SIRKO (39)        Vice President and Secretary    Vice President, Assistant General
                                                             Counsel and Assistant Secretary, A I M
                                                             Advisors, Inc.; and Assistant General
                                                             Counsel and Assistant Secretary, A I M
                                                             Management Group Inc., A I M Capital
                                                             Management, Inc., A I M Distributors,
                                                             Inc., A I M Fund Services, Inc. and
                                                             Fund Management Company.
----------------------------------------------------------------------------------------------------
 MELVILLE B. COX (54)        Vice President                  Vice President and Chief Compliance
                                                             Officer, A I M Advisors, Inc., A I M
                                                             Capital Management, Inc., A I M
                                                             Distributors, Inc., A I M Fund
                                                             Services, Inc. and Fund Management
                                                             Company.
----------------------------------------------------------------------------------------------------
 GARY T. CRUM (50)           Vice President                  Director and President, A I M Capital
                                                             Management, Inc.; Director and Senior
                                                             Vice President, A I M Management Group
                                                             Inc. and A I M Advisors, Inc.; and
                                                             Director, A I M Distributors, Inc. and
                                                             AMVESCAP PLC.
----------------------------------------------------------------------------------------------------
 +CAROL F. RELIHAN (44)      Vice President                  Director, Senior Vice President,
                                                             General Counsel and Secretary, A I M
                                                             Advisors, Inc.; Senior Vice President,
                                                             General Counsel and Secretary, A I M
                                                             Management Group Inc.; Director, Vice
                                                             President and General Counsel, Fund
                                                             Management Company; Vice President and
                                                             General Counsel, A I M Fund Services,
                                                             Inc.; and Vice President, A I M Capital
                                                             Management, Inc. and A I M
                                                             Distributors, Inc.
----------------------------------------------------------------------------------------------------
 DANA R. SUTTON (39)         Vice President and Assistant    Vice President and Fund Controller,
                             Treasurer                       A I M Advisors, Inc.; and Assistant
                                                             Vice President and Assistant Treasurer,
                                                             Fund Management Company.
----------------------------------------------------------------------------------------------------

---------------

+ Mr. Arthur and Ms. Relihan are married to each other.

  The Board of Trustees has a Nominating and Audit Committee, comprised of Miss Quigley (Chairman) and Messrs. Anderson, Bayley and Patterson, which is responsible for nominating persons to serve as Trustees, reviewing audits of the Trust and its funds and recommending firms to serve as independent auditors for the Trust. All of the Trust's Trustees also serve as directors or trustees of some or all of the other investment companies managed, administered or advised by AIM. All of the Trust's Executive Officers hold similar offices with some or all of the other investment companies managed, administered or advised by AIM. Each Trustee who is not a director, officer or employee of the Sub-advisor or any affiliated company is paid aggregate fees of $5,000 a year plus $300 per Fund for each meeting of the Board attended, and reimbursed travel and other expenses incurred in connection with attendance at such meetings. Other Trustees and Officers receive no compensation or expense reimbursement from the Trust.

  For the fiscal year ended October 31, 1998, Mr. Anderson, Mr. Bayley, Mr. Patterson and Miss Quigley, who are not directors, officers or employees of the Sub-advisor or any affiliated company, received total compensation of $46,350, $43,350, $47,700 and $48,000, respectively, from the Trust for their services as Trustees. For the fiscal year ended October 31, 1998, Mr. Anderson, Mr. Bayley, Mr. Patterson and Miss Quigley, who are not directors, officers or employees of the Sub-advisor or any other affiliated company, received total compensation of $97,600, $97,500, $105,450 and $106,350, respectively, from the investment companies managed or administered by AIM and sub-advised or sub-administered by the Sub-advisor for which he or she serves as a Director or Trustee. Fees and expenses disbursed to the Trustees contained no accrued or payable pension or retirement benefits.

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

  AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046, was organized in 1976 and, together with its subsidiaries, manages or advises approximately 110 investment portfolios encompassing a broad range of investment objectives. INVESCO Asset Management Limited, 11 Devonshire Square, London EC2M 4YR, England has provided investment management and/or administrative services to pension funds, insurance funds, index funds, unit trusts, offshore funds and a variety of institutional accounts since 1967. AIM, the Sub-advisor and their worldwide asset management affiliates provide investment management and/or administrative services to institutional, corporate and individual clients around the world.

  AIM is a direct, wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), a holding company that has been engaged in the financial services business since 1976. AIM is also the sole shareholder of the Funds' principal underwriter, AIM Distributors.

  AIM Management, AIM and the Sub-Advisor are indirect wholly owned subsidiaries of AMVESCAP PLC, 11 Devonshire Square, London, EC2M 4YR, England. AMVESCAP PLC and its subsidiaries are an independent management group that has a significant presence in the institutional and retail segment of the investment management industry in North America and Europe, and a growing presence in Asia.

  In addition to the investment resources of their Houston and London offices, AIM and the Sub-advisor draw upon the expertise, personnel, data and systems of other offices in Atlanta, Boston, Dallas, Denver, Louisville, Miami, New York, Portland (Oregon), Frankfurt, Hong Kong, London, Singapore, Sydney, Tokyo and Toronto. In managing the Funds and the Portfolio, AIM and the Sub-advisor employ a team approach, taking advantage of their investment resources around the world.

  AIM serves as each Fund's investment manager and administrator under an investment management and administration contract ("Management Contract") between the Trust and AIM. The Sub-advisor serves as the sub-advisor to each Fund under a sub-advisory contract between AIM and the Sub-advisor ("Sub-Management Contract," and together with the Management Contract, the "Management Contracts"). As investment managers and administrators, AIM and the Sub-advisor make all investment decisions for the Funds and administer each Fund's affairs. AIM and the Sub-advisor also determine the composition of each Fund's portfolio, places order to buy, sell or hold particular securities and supervises all matters relating to the Fund's operation. Among other things, AIM and the Sub-advisor furnish the services and pay the compensation and travel expenses of persons who perform the executive, administrative, clerical and bookkeeping functions of the Trust and the Funds, and provide suitable office space, necessary small office equipment and utilities.

  The Management Contracts for each Fund may be renewed for one-year terms, provided that any such renewal has been specifically approved at least annually by (i) the Trust's Board of Trustees, or by the vote of a majority of a Fund's outstanding voting securities (as defined in the 1940 Act) and (ii) a majority of Trustees who are not parties to the Management Contracts or "interested persons" of any such party (as defined in the 1940 Act), cast in person at a meeting called for the specific purpose of voting on such approval. The Management Contracts provide that with respect to each Fund, the Trust or each of AIM or the Sub-advisor may terminate the Management Contracts without penalty upon sixty days' written notice. The Management Contracts terminate automatically in the event of their assignment (as defined in the 1940 Act).

  For these services, each Fund pays AIM investment management and administration fees, computed daily and paid monthly, based on its average daily net assets, at the annualized rate of 0.975% on the first $500 million, 0.95% on the next $500 million, 0.925% on the next $500 million and 0.90% on the amounts thereafter. Out of the aggregate fees payable by each Fund, AIM pays the Sub-advisor sub-advisory fees equal to 40% of the aggregate fees AIM receives from each Fund. The investment management and administration fees paid by the Funds are higher than those paid by most mutual funds. The Funds pay all expenses not assumed by AIM, the Sub-advisor, AIM Distributors or other agents. AIM has undertaken to limit each Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the annual rate of 1.50%, of the average daily net assets of each Fund's Advisor Class shares, until May 31, 2000.

  AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Tables in the Prospectus may not be terminated without the approval of the Board of Trustees.

  AIM also serves as the Funds' pricing and accounting agent. For these services, AIM receives a fee based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Investment Portfolios, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets, and 0.02% of the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

  In placing securities for a Fund's portfolio transactions, the Sub-advisor seeks to obtain the best net results. Consistent with its obligation to obtain the best net results, the Sub-advisor may consider a broker/dealer's sale of shares of the AIM Funds as a factor in considering through whom portfolio transactions will be effected. Brokerage transactions may be executed through affiliates of AIM or the Sub-advisor.

  For the fiscal years ended October 31, 1998, 1997 and 1996, each Fund paid the current and former Advisors the following investment management and administration fees:

                                                       1998         1997         1996
                                                    ----------   ----------   ----------
Developing Markets Fund*..........................  $1,740,733   $7,383,823   $7,864,840
Latin American Fund...............................  $2,036,326   $3,538,586   $3,365,375

---------------

* The Predecessor Fund of Developing Markets Fund paid the investment management and administration fees to the Sub-advisor for the fiscal years October 31, 1997 and December 31, 1996.

DISTRIBUTION SERVICES

  The Trust has entered into a Master Distribution Agreement (the "Distribution Agreement"), with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, to act as the distributor of the Advisor Class Shares of the Funds. The Distribution Agreement provides AIM Distributors with the exclusive right to distribute Advisor Class Shares of the Funds directly and through institutions with whom AIM Distributors have entered into select dealer agreements.

  Each Fund's Advisor Class shares are offered continuously through the Funds' principal underwriter and distributor, AIM Distributors, on a "best efforts" basis pursuant to the Distribution Agreement without a sales charge or a contingent deferred sales charge.

EXPENSES OF THE FUNDS

  Each Fund pays all expenses not assumed by AIM, the Sub-advisor, AIM Distributors and other agents. These expenses include, in addition to the advisory, distribution, transfer agency, pricing and accounting agency and brokerage fees discussed above, legal and audit expenses, custodian fees, trustees' fees, organizational fees, fidelity bond and other insurance premiums, taxes, extraordinary expenses and the expenses of reports and prospectuses sent to existing investors. The allocation of general Trust expenses and expenses shared among the Funds and other funds organized as series of the Trust are allocated on a basis deemed fair and equitable, which may be based on the relative net assets of the Funds or the nature of the services performed and relative applicability to the Funds. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. The ratio of each Fund's expenses to its relative net assets can be expected to be higher than the expense ratios of funds investing solely in domestic securities, since the cost of maintaining the custody of foreign securities and the rate of investment management fees paid by each Fund generally are higher than the comparable expenses of such other funds.

  Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined at such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the time at which such values are determined and the close of the NYSE which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees of the Funds.

                       HOW TO PURCHASE AND REDEEM SHARES

  A complete description of the manner in which shares of the Funds may be purchased appears in the Funds' Prospectuses under the headings "How to Purchase Shares."

  For purposes of a Letter of Intent entered into prior to June 1, 1998, any registered investment advisor, trust company or bank trust department which exercises investment discretion and which intends within thirteen months to invest $500,000 or more can be treated as a single purchaser, provided further that such entity places all purchases and redemption orders. Such entities should be prepared to establish their qualifications for such treatment.

  Complete information concerning the method of exchanging shares of the Funds for shares of the other AIM Funds is set forth in the Prospectuses under the heading "Exchanging Shares."

  Information concerning redemption of the Funds' shares is set forth in the Prospectuses under the heading "Redeeming Shares." Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer/financial institution who has entered into an agreement with AIM Distributors. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. No redemption fee is imposed when Advisor Class shares are redeemed or repurchased; however, dealers/financial institutions may charge service fees for handling repurchase transactions. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received. Such an arrangement is subject to timely receipt by A I M Fund Services, Inc. ("AFS"), the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

  The right of redemption may be suspended or the date of payment postponed when
(a) trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

  A Fund's net asset value is calculated by dividing the number of outstanding shares into the net assets of the Fund. Net assets are the excess of a Fund's assets over its liabilities. A more detailed description of how each Fund's net asset value is calculated appears herein under the heading "Net Asset Value Determination."

BACKUP WITHHOLDING

  Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

  Each AIM Fund, and other payers, must, according to IRS regulations, withhold 31% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.

  An investor is subject to backup withholding if:

          (1) the investor fails to furnish a correct TIN to the Fund, or

          (2) the IRS notifies the Fund that the investor furnished an incorrect TIN, or

          (3) the investor is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or

          (4) the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

          (5) the investor does not certify his TIN. This applies only to reportable interest, dividend, broker or barter exchange accounts opened after 1983, or broker accounts considered inactive during 1983.

  Except as explained in (5) above, other reportable payments are subject to backup withholding only if (1) or (2) above applies.

  Certain payees and payments are exempt from backup withholding and information reporting. A complete listing of such exempt entities appears in the Instructions for the Requester of Form W-9 (which can be obtained from the IRS) and includes, among others, the following:

  - a corporation

  - an organization exempt from tax under Section 501(a), an individual retirement plan (IRA), or a custodial account under Section 403(b)(7)

  - the United States or any of its agencies or instrumentalities

  - a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

  - a foreign government or any of its political subdivisions, agencies or instrumentalities

  - an international organization or any of its agencies or instrumentalities

  - a foreign central bank of issue

  - a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.

  - a futures commission merchant registered with the Commodity Futures Trading Commission

  - a real estate investment trust

  - an entity registered at all times during the tax year under the 1940 Act

  - a common trust fund operated by a bank under Section 584(a)

  - a financial institution

  - a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List

  - a trust exempt from tax under Section 664 or described in Section 4947

  Investors should contact the IRS if they have any questions concerning entitlement to an exemption from backup withholding.

NOTE: Section references are to sections of the Code.

  IRS PENALTIES -- Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

  NONRESIDENT ALIENS -- Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 remains in effect for three calendar years beginning with the calendar year in which it is received by the Fund. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and distributions and return of capital distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

                         NET ASSET VALUE DETERMINATION

  The net asset value per share of each Fund is normally determined daily as of the close of trading of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Funds. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, the net asset value of a Fund is determined as of the close of the NYSE on such day. Net asset value per share is determined by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of each Fund's net asset value per share is made in accordance with generally accepted accounting principles.

  Each equity security held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the last available bid. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean between the closing bid and asked prices on that day. Debt securities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.

  Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined at such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

  Income dividends and capital gains distributions are automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in "Shareholder Information -- Dividends and Distributions." If a shareholder's account does not have any shares in it on a dividend or capital gains distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

TAX MATTERS

  The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

GENERAL

  Each Fund is treated as a separate corporation for federal income tax purposes. To continue to qualify for treatment as a registered investment company ("RIC") under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, Futures or Forward Contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); and (2) the Diversification Requirements.

  Dividends and other distributions declared by a Fund in, and payable to shareholders of record as of a date in, October, November or December of any year will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

  If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

  Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

FOREIGN TAXES

  Dividends and interest received by each Fund, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him, his share of those taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign and U.S. possessions sources as his own income from those sources and
(3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. Each Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's foreign taxes and income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. Pursuant to the Taxpayer Relief Act of 1997 ("Tax Act"), individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Form 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

PASSIVE FOREIGN INVESTMENT COMPANIES

  Each Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly or constructively, at least 10% of that voting power) as to which a Fund is a U.S. shareholder (effective with respect to each Fund for its taxable year beginning November 1, 1998) -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on, or of any gain from the disposition of, stock of a PFIC (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

  If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's ordinary earnings and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) -- which most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Fund from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

  Effective for its taxable year beginning November 1, 1998, each Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years. A Fund's adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Regulations proposed in 1992 provided a similar election with respect to the stock of certain PFICs.

NON-U.S. SHAREHOLDERS

  Dividends paid by a Fund to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership ("foreign shareholder") generally will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply, however, to a dividend paid by a Fund to a foreign shareholder that is "effectively connected with the conduct of a U.S. trade or business," in which case the reporting and withholding requirements applicable to domestic shareholders will apply. A distribution of net capital gain by a Fund to a foreign shareholder generally will be subject to U.S. federal income tax (at the rates applicable to domestic persons) only if the distribution is "effectively connected" or the foreign shareholder is treated as a resident alien individual for federal income tax purposes.

OPTIONS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS

  Each Fund's use of hedging transactions, such as selling (writing) and purchasing options and Futures and entering into Forward Contracts, involves complex rules that will determine, for federal income tax purposes, the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, Futures and Forward Contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

  Futures and Forward Contracts that are subject to section 1256 of the Code (other than those that are part of a "mixed straddle") ("Section 1256 Contracts") and that are held by a Fund at the end of its taxable year generally will be deemed to have been sold at that time at market value for federal income tax purposes. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. That 60% portion will qualify for the reduced maximum tax rates on noncorporate taxpayers' net capital gain -- 20% (10% for non-corporate taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 12 months.

  Section 988 of the Code also may apply to gains and losses from transactions in foreign currencies, foreign-currency-denominated debt securities and options, Futures and Forward Contracts on foreign currencies ("Section 988" gains and losses). Each Section 988 gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The Funds attempt to monitor section 988 transactions to minimize any adverse tax impact.

  If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, Futures or Forward Contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time unless the closed transaction exception applies. A constructive sale generally consists of a short sale, an offsetting notional principal contract or Futures or Forward Contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

  The foregoing is a general and abbreviated summary of certain federal tax considerations in effect at the date of this Statement of Additional Information affecting each Fund and its shareholders. Investors are urged to consult their own tax advisors for more detailed information and for information regarding any foreign, state and local taxes applicable to distributions received from the Funds.

                            SHAREHOLDER INFORMATION

  This information supplements the discussion in each Fund's Prospectus under the title "Shareholder Information for Advisor Class Shares."

TIMING OF PURCHASE ORDERS

  Orders for the purchase of Advisor Class shares received prior to the close of regular trading on the NYSE, which is generally 4:00 p.m. Eastern Time (and which is hereinafter referred to as "NYSE Close"), on any business day of an AIM Fund will be confirmed at the price next determined. Orders received after NYSE Close will be confirmed at the price determined on the next business day of the AIM Fund. Certain financial institutions (or their designees) may be authorized to accept purchase orders on behalf of the AIM Funds. Orders received by authorized institutions (or their designees) before NYSE Close will be deemed to have been received by an AIM Fund on such day and will be effected that day, provided that such orders are transmitted to the Transfer Agent prior to the time set for receipt of such orders. It is the responsibility of the dealer/financial institution to ensure that all orders are transmitted on a timely basis to the Transfer Agent. Any loss resulting from the dealer/financial institution's failure to submit an order within the prescribed time frame will be borne by that dealer/financial institution. A "business day" of an AIM Fund is any day on which the NYSE is open for business. It is expected that the NYSE will be closed during the next twelve months on Saturdays and Sundays and on the days on which New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day are observed by the NYSE.

  An investor who uses a check to purchase shares will be credited with the full number of shares purchased at the time of receipt of the purchase order, as previously described. However, in the event of a redemption or exchange of such shares, the investor may be required to wait up to ten business days before the redemption proceeds are sent. This delay is necessary in order to ensure that the check has cleared. If the check does not clear, or if any investment order must be cancelled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

SHARE CERTIFICATES

  Share certificates for all AIM Funds will be issued upon written request by a shareholder to AIM Distributors or the Transfer Agent. Otherwise, such shares will be held on the shareholder's behalf by the applicable AIM Fund(s) and be recorded on the books of such fund(s).

TERMS AND CONDITIONS OF EXCHANGES

  Advisor Class shareholders of the Advisor Class Funds may participate in an exchange privilege as described below. AIM Distributors acts as distributor for the Advisor Class Funds which represent a range of different investment objectives and policies.

  Advisor Class shares of each Fund may be exchanged either for Advisor Class shares of any other Fund, or for AIM Cash Reserve Shares of AIM Money Market Fund.

  Investors in wrap fee programs and advisory accounts interested in making an exchange should contact their Financial Advisers to request the prospectus of an Advisor Class Fund being considered. Other investors should contact AIM Distributors for the appropriate prospectus.

  An exchange is permitted only in the following circumstances: (a) the dollar amount of the exchange must be at least equal to the minimum investment applicable to the shares of the Advisor Class Fund acquired through such exchange; (b) the shares of the Advisor Class Fund acquired through exchange must be qualified for sale in the state in which the shareholder resides; (c) the exchange must be made between accounts having identical registrations and addresses; (d) the full amount of the purchase price for the shares being exchanged must have already been received by the fund; (e) the account from which shares have been exchanged must be coded as having a certified taxpayer identification number on file or, in the alternative, an appropriate IRS Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status) must have been received by the fund; (f) newly acquired shares (through either an initial or subsequent investment) are held in an account for at least ten business days, and all other shares are held in an account for at least one day, prior to the exchange; and (g) certificates representing shares must be returned before shares can be exchanged. There is no fee for exchanges among the Advisor Class Funds.

  The current prospectus of each of the Advisor Class Funds and current information concerning the operation of the exchange privilege are available through AIM Distributors or through any dealer who has executed an applicable agreement with AIM Distributors. Before exchanging shares, investors should review the prospectuses of the funds whose shares will be acquired through exchange. Exchanges of shares are considered to be sales for federal and state income tax purposes and may result in a taxable gain or loss to a shareholder.

  The exchange privilege is not an option or right to purchase shares but is permitted under the respective policies of the participating funds, and may be modified or discontinued by any of such funds or by AIM Distributors at any time, and to the extent permitted by applicable law, without notice.

  Shares of any Advisor Class Fund to be exchanged are redeemed at their net asset value as determined at NYSE Close on the day that an exchange request in proper form (described below) is received. Exchange requests received after NYSE Close will result in the redemption of shares at their net asset value at NYSE Close on the next business day. Normally, Advisor Class shares of an Advisor Class Fund to be acquired by exchange are purchased at their net asset value determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that an Advisor Class Fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into an Advisor Class Fund that declares daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange. Advisor Class shares purchased by check may not be exchanged until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received. See "Timing of Purchase Orders."

  In the event of unusual market conditions, AIM Distributors reserves the right to reject any exchange request, if, in the judgment of AIM Distributors, the number of requests or the total value of the shares that are the subject of the exchange places a material burden on a fund. For example, the number of exchanges by investment managers making market timing exchanges may be limited.

EXCHANGES BY MAIL

  Investors exchanging their Advisor Class shares by mail should send a written request to AFS. The request should contain the account registration and account number, the dollar amount or number of Advisor Class shares to be exchanged, and the names of the Advisor Class Funds from which and into which the exchange is to be made. The request should comply with all of the requirements for redemption by mail. See "How to Redeem Shares" in each Fund's Prospectus.

EXCHANGES BY TELEPHONE

  Shareholders or their agents may request an exchange by telephone. A shareholder may give exchange information to his Financial Adviser. If a shareholder does not wish to allow telephone exchanges by any person in his account, he should decline that option on the account application. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the Advisor Class Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the Advisor Class Funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a Financial Adviser, shareholder or dealer who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a Financial Adviser, shareholder or dealer is unable to reach AFS by telephone, he may also request exchanges by telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by the Transfer Agent as long as such request is received prior to NYSE Close. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone exchange request that they reasonably believe to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

REDEMPTIONS BY MAIL

  Redemption requests must be in writing and sent to the Transfer Agent. Upon receipt of a redemption request in proper form, payment will be made as soon as practicable, but in any event will normally be made within seven days after receipt. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Timing of Purchase Orders."

  Requests for redemption must include: (a) original signatures of each registered owner exactly as the shares are registered; (b) the fund and the account number of shares to be redeemed; (c) share certificates, either properly endorsed or accompanied by a duly executed stock power, for the shares to be redeemed if such certificates have been issued and the shares are not in the custody of the Transfer Agent; (d) signature guarantees, as described below; and
(e) any additional documents that may be required for redemption by corporations, partnership, trusts or other entities. The burden is on the shareholder to inquire as to whether any additional documentation is required. Any request not in proper form may be rejected and in such case must be renewed in writing.

REDEMPTIONS BY TELEPHONE

  Shareholders may request a redemption by telephone. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline that option on the account application. The telephone redemption feature can be used only if: (a) the redemption proceeds are to be mailed to the address of record or transferred electronically or wired to the pre-authorized bank account; (b) there has been no change of address of record on the account within the preceding 30 days; (c) the shares to be redeemed are not in certificate form; (d) the person requesting the redemption can provide proper identification information, and (e) the proceeds of the redemption do not exceed $50,000. AIM Distributors has made arrangements with certain dealers and investment advisors to accept telephone instructions for the redemption of shares. AIM Distributors reserves the right to impose conditions on these dealers and investment advisors, including the condition that they enter into agreements (which contain additional conditions with respect to the redemption of shares) with AIM Distributors. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth in the appropriate form if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions.

TIMING AND PRICING OF REDEMPTION ORDERS

  Advisor Class shares of the Advisor Class Funds are redeemed at their net asset value next computed after a request for redemption in proper form (including signature guarantees and other required documentation for written redemptions) is received by the Transfer Agent or certain financial institutions (or their designees) who are authorized to accept redemption orders on behalf of the AIM Funds, provided that such orders are transmitted to the Transfer Agent prior to the time set for receipt of such orders. Orders for the redemption of Advisor Class shares received on any business day of an AIM Fund will be confirmed at the price determined as of the close of that day. Orders received after NYSE Close will be confirmed at the price determined on the next business day of an AIM Fund. It is the responsibility of the dealer/financial institution to ensure that all orders are transmitted on a timely basis. Any resulting loss from the dealer/financial institution's failure to submit a request for redemption within the prescribed time frame will be borne by that dealer/financial institution. Telephone redemption requests must be made by NYSE Close on any business day of an AIM Fund and will be confirmed at the price determined as of the close of that day. No AIM Fund will accept requests which specify a particular date for redemption or which specify any special conditions.

  Payment of the proceeds of redeemed shares is normally made within seven days following the redemption date. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. A charge for special handling (such as wiring of funds or expedited delivery services) may be made by the Transfer Agent. The right of redemption may not be suspended or the date of payment upon redemption postponed except under unusual circumstances such as when trading on the NYSE is restricted or suspended. Payment of the proceeds of redemptions relating to shares for which checks sent in payment have not yet cleared will be delayed until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received.

SIGNATURE GUARANTEES

  A signature guarantee is designed to protect the investor, the AIM Funds, AIM Distributors, and their agents by verifying the signature of each investor seeking to redeem, transfer, or exchange shares of an AIM Fund. Examples of when signature guarantees are required are: (1) redemptions by mail in excess of $50,000; (2) redemptions by mail if the proceeds are to be paid to someone other than the name(s) in which the account is registered; (3) written redemptions requesting proceeds to be sent to other than the bank of record for the account;
(4) redemptions requesting proceeds to be sent to a new address or an address that has been changed within the past 30 days; (5) requests to transfer the registration of shares to another owner, (6) telephone exchange and telephone redemption authorization forms; (7) changes in previously designated wiring or electronic funds transfer instructions, and (8) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $50,000 or the proceeds are to be sent to the address of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

  Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term in defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

DIVIDENDS AND DISTRIBUTIONS

  In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods. Each Advisor Class Fund may make additional distributions, if necessary, to avoid a non-deductible 4% federal excise tax on certain undistributed income and capital gain (the "Excise Tax").

  All dividends and distributions of an AIM Fund are automatically reinvested on the payment date in full and fractional shares of such fund, unless the shareholder has made an alternate election as to the method of payment. Dividends and distributions attributable to Advisor Class shares of an Advisor Class Fund are reinvested in additional Advisor Class shares of that fund, absent an election by a shareholder to receive cash or to have such dividends and distributions reinvested in Advisor Class shares of another Advisor Class Fund, to the extent permitted. For funds that do not declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. For funds that declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the payable date. Shareholders may elect, by written notice to the Transfer Agent, to receive such distributions, or only the dividend portion thereof, in cash, or to invest such dividends and distributions in Advisor Class shares of another Advisor Class Fund. Investors who have not previously selected such a reinvestment option on the account application form may contact the Transfer Agent at any time to obtain a form to authorize such reinvestments in another Advisor Class Fund.

  Dividends on Advisor Class shares of an Advisor Class Fund are expected to be higher than dividends on shares of other classes of that fund because of the service and distribution fees paid by those other classes of shares. Dividends on all shares may also be affected by other class-specific expenses.

  Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.

  Any dividend or distribution paid by a fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes, as discussed below.

MINIMUM ACCOUNT BALANCE

  If (1) an account opened in a fund has been in effect for at least one year and the shareholder has not made an additional purchase in that account within the preceding six calendar months and (2) the value of such account drops below $500 for three consecutive months as a result of redemptions or exchanges, the fund has the right to redeem the account, after giving the shareholder 60 days' prior written notice, unless the shareholder makes additional investments within the notice period to bring the account value up to $500. If a fund determines that a shareholder has provided incorrect information in opening an account with a fund or in the course of conducting subsequent transactions with the fund related to such account, the fund may, in its discretion, redeem the account and distribute the proceeds of such redemption to the shareholder.

  AIM Distributors and its agents reserve the right at any time (1) to withdraw all or any part of the offering made by the Fund's Prospectus; (2) to reject any purchase or exchange order or to cancel any purchase due to nonpayment of the purchase price; (3) to increase, waive or lower the minimum investment requirements; or (4) to modify any of the terms or conditions of purchase of shares of such fund. For any fund named on the cover page, AIM Distributors and its agents will use their best efforts to provide notice of any such actions through correspondence with broker-dealers and existing shareholders, supplements to the AIM Funds' prospectuses, or other appropriate means, and will provide sixty (60) days' notice in the case of termination or material modification to the exchange privilege discussed under the caption "Terms and Conditions of Exchanges."

                           MISCELLANEOUS INFORMATION

CHARGES FOR CERTAIN ACCOUNT INFORMATION

  The Transfer Agent may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

CUSTODIAN AND TRANSFER AGENT

  State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. The Custodian attends to the collection of principal and income, pays and collects all monies for securities bought and sold by the Funds and performs certain other ministerial duties. A I M Fund Services, Inc., a wholly owned subsidiary of AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, acts as transfer and dividend disbursing agent for the Funds. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets. The Funds pay the Custodian and the Transfer Agent such compensation as may be agreed upon from time to time.

INDEPENDENT ACCOUNTANTS

  The Funds' independent accountants are PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP conducts an annual audit of each Fund, assists in the preparation of the Funds' federal and state income tax returns and consults with the Trust and the Funds as to matters of accounting, regulatory filings, and federal and state income taxation.

  The audited financial statements of the Company included in this Statement of Additional Information have been examined by PricewaterhouseCoopers LLP, as stated in their opinion appearing herein and are included in reliance upon such opinion given upon the authority of that firm as experts in accounting and auditing.

LEGAL MATTERS

  The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue N.W., Washington, D.C. 20036-1800, acts as counsel to the Trust and the Fund.

SHAREHOLDER LIABILITY

  Under Delaware law, the shareholders of the Trust enjoy the same limitations extended to shareholders of private, for-profit corporations. There is a remote possibility, however, that under certain circumstances shareholders of the Trust may be held personally liable for the Trust's obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a trustee. If a shareholder is held personally liable for the obligations of the Trust, the Trust Agreement provides that the shareholder shall be entitled out of the assets belonging to the applicable Fund (or allocable to the applicable Class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Trust's Bylaws and applicable law. Thus, the risk of a shareholder incurring financial loss on account of such liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and where the other party was held not to be bound by the disclaimer.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

  To the best knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding shares of any class of each Fund's equity securities as of February 1, 1999, and the percentage of the outstanding shares held by such holders are set forth below.

                                                                                         PERCENT
                                                                            PERCENT      OWNED OF
                                                                            OWNED OF    RECORD AND
FUND                                       NAME AND ADDRESS OF OWNER        RECORD*    BENEFICIALLY
----                                       -------------------------        --------   ------------
Developing Markets Fund -- Class B    Dean Witter Reynolds Cust for          15.33%        -0-
                                      Thomas H. Lentz
                                      IRA Std Dtd 4/12/82
                                      9 Endicott Ct
                                      Sharpsburg, GA 30277-9271

                                      Donaldson Lufkin Jenrette              10.76%        -0-
                                      Securities Corporation Inc.
                                      P.O. Box 2052
                                      Jersey City, NJ 07303-9998

                                      First Clearing Corporation              8.34%        -0-
                                      A/C 2628-5056
                                      David Daniel
                                      12197 Deer Flat Road
                                      Nampa, ID 83686-9119

---------------

* The Trust has no knowledge as to whether all or any portion of the shares owned are also owned beneficially.

                                                                                         PERCENT
                                                                            PERCENT      OWNED OF
                                                                            OWNED OF    RECORD AND
FUND                                       NAME AND ADDRESS OF OWNER        RECORD*    BENEFICIALLY
----                                       -------------------------        --------   ------------
                                      Raymond James & Assoc Inc CSDN          7.98%        -0-
                                      Mary Lynn James IRA
                                      1215 W Los Angeles Cir

                                      Broken Arrow, OK 74011-4215
                                      Smith Barney Inc.                       5.39%        -0-
                                      00150926032
                                      388 Greenwich Street
                                      New York, NY 10013-2339

                                      SBC Warburg Dillon Read LLC             5.28%        -0-
                                      SUB A/C 558 00386
                                      120 Wall Street
                                      New York, NY 10005

                                      James E. Sweeney II and                 5.23%        -0-
                                      Patricia B. Sweeney Jt Ten
                                      2 Sleepy Hollow Rd
                                      Chittenango, NY 13037-1423

Developing Markets Fund -- Advisor    LGT Asset Management                   97.55%        -0-
  Class                               401(K) Plan
                                      11 Greenway Plaza Suite 100
                                      Houston, TX 77046-1173

Latin American Fund --Class A         MLPF&S                                  6.22%        -0-
                                      for the Sole Benefit of Its
                                      Customers
                                      Attn: Fund Administration
                                      4800 Deer Lake Drive East 2nd Floor
                                      Jacksonville, FL 32246

Latin American Fund --Class B         MLPF&S                                 11.79%        -0-
                                      for the Sole Benefit of Its
                                      Customers
                                      Attn: Fund Administration
                                      4800 Deer Lake Drive East 2nd Floor
                                      Jacksonville, FL 32246

Latin American Fund -- Advisor Class  LGT Asset Management                  42.30%         -0-
                                      401(K) Plan
                                      11 Greenway Plaza Suite 100
                                      Houston, TX 77046-1173
                                      LGT Asset Management                   6.56%         -0-
                                      SERP Plan
                                      Attn: Debbie Nettles A/C 5000201000
                                      11 Greenway Plaza Suite 100
                                      Houston, TX 77046-1173

---------------

* The Trust has no knowledge as to whether all or any portion of the shares owned are also owned beneficially.

                               INVESTMENT RESULTS

TOTAL RETURN QUOTATIONS

  The standard formula for calculating total return is as follows:
                                       n
                                 P(1+T) =ERV

Where  P    =    a hypothetical initial payment of $1,000.
       T    =    average annual total return (assuming the applicable maximum sales load is deducted at the beginning of the 5, or 10 year periods).
       n    =    number of years.
       ERV  =    ending redeemable value of a hypothetical $1,000 payment at the end of the 1, 5, or 10 year periods (or fractional
                 portion of such period).

  The standard total returns for the Advisor Class shares of Latin American Fund, stated as average annualized total returns for the periods shown, were:

                                                         ONE     FIVE   TEN      SINCE
                                                         YEAR    YEAR   YEAR   INCEPTION*
                                                        ------   ----   ----   ----------
Latin American Fund................................... (43.98)%  N/A    N/A     (7.54)%

---------------

* The inception date for Advisor Class shares of Latin American Fund is
  06/01/95.

  Advisor Class shares of Developing Markets Fund have not been in operation for a full fiscal year.

  Cumulative total return across a stated period may be calculated as follows:
                                       n
                                 P(1+V) =ERV

Where  P    =    a hypothetical initial payment of $1,000.
       V    =    cumulative total return assuming payment of all of, a stated
                 portion of, or none the applicable maximum sales load at the beginning of the stated period.
       n    =    number of years.
       ERV  =    ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.

  The cumulative total return (not taking sales charges into account) for the Advisor Class shares of Latin American Fund stated as aggregate total returns for the periods shown were:

                                                         ONE       FIVE   TEN      SINCE
                                                         YEAR      YEAR   YEAR   INCEPTION*
                                                        ------     ----   ----   ----------
Latin American Fund...................................  (43.98)%   N/A    N/A     (24.49)%

---------------

* The inception date for Advisor Class shares of Latin American Fund is
  06/01/95.

  Advisor Class shares of Developing Markets Fund have not been in operation for a full fiscal year.

PERFORMANCE INFORMATION

  All advertisements of a Fund will disclose the maximum sales charge
(including deferred sales charges) imposed on purchases of the Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding the Fund's performance is contained in the Fund's annual report to shareholders, which is available upon request and without charge.

  A Funds' total return is calculated in accordance with a standardized formula for computation of annualized total return.

  A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflect the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. BECAUSE AVERAGE ANNUAL RETURNS TEND TO EVEN OUT VARIATIONS IN THE FUND'S RETURN, INVESTORS SHOULD RECOGNIZE THAT SUCH RETURNS ARE NOT THE SAME AS ACTUAL YEAR-BY-YEAR RESULTS. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

  From time to time and in its discretion, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Voluntary fee waivers or reductions or commitments to assume expenses may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions or commitments to assume expenses, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions or reimbursement of expenses set forth in the Fee Table in the Prospectus may not be terminated without the approval of the Board of Trustees.

  A practice of waiving or reducing fees or reimbursing expenses will have the effect of increasing that Fund's yield and total return. The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results. A Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment in a Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in any Fund.

  Total return and yield figures for the Funds are neither fixed nor guaranteed, and no Fund's principal is insured. Performance quotations reflect historical information and should not be considered representative of a Fund's performance for any period in the future. Performance is a function of a number of factors which can be expected to fluctuate. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. Such publications or media entities may include the following, among others:

     Advertising Age
     Barron's
     Best's Review
     Broker World
     Business Week
     Changing Times
     Christian Science Monitor
     Consumer Reports
     Economist
     EuroMoney
     FACS of the Week
     Financial Planning
     Financial Product News
     Financial World
     Forbes
     Fortune
     Global Finance
     Hartford Courant Inc.
     Institutional Investor
     Insurance Forum
     Insurance Week
     Investor's Daily
     Journal of the American
       Society of CLU & ChFC
     Kiplinger Letter
     Money
     Mutual Fund Forecaster
     Mutual Fund Magazine
     Nation's Business
     New York Times
     Pension World
     Pensions & Investments
     Personal Investor
     Financial Services Week
     Philadelphia Inquirer
     Smart Money
     USA Today
     U.S. News & World Report
     Wall Street Journal
     Washington Post
     CNN
     CNBC
     PBS

  The Funds and AIM Distributors may from time to time, in advertisements, sales literature and reports furnished to present or prospective shareholders, compare each Fund with the following, or compare each Fund's performance to performance data of similar mutual funds as published in the following, among others:

     Bank Rate National Monitor Index
     Bear Stearns Foreign Bond Index
     Bond Buyer Index
     CDA/Wiesenberger Investment Company Services
       (data and mutual fund rankings and
       comparisons)
     CNBC/Financial News Composite Index
     COFI
     Consumer Price Index
     Datastream
     Donoghue's
     Dow Jones Industrial Average
     EAFE Index
     First Boston High Yield Index
     Fitch (publications)
     Ibbotson Associates International Bond Index
     International Bank for Reconstruction and
       Development (publications)
     International Finance Corporation Emerging
       Markets Database
     International Financial Statistics
     Lehman Bond Indices
     Lipper Analytical Data Services, Inc. (data and
       mutual fund rankings and comparisons)
     Micropal, Inc. (data and mutual fund rankings
       and comparisons)
     Moody's Investors Service (publications)
     Morgan Stanley Capital International All Country
       (AC) World Index
     Morgan Stanley Capital International World
       Indices
     Morningstar, Inc. (data and mutual fund rankings
       and comparisons)
     NASDAQ
     Organization for Economic Cooperation and
       Development (publications)
     Salomon Brothers Global Telecommunications
       Index
     Salomon Brothers World Government Bond
       Index-Non-U.S.
     Salomon Brothers World Government Bond
       Index
     Standard & Poor's (publications)
     Standard & Poor's 500 Composite Stock Price
       Index
     Stangar
     Wilshire Associates
     World Bank (publications and reports)
     The World Bank Publication of Trends in
       Developing Countries
     Worldscope

  Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

          10-year Treasuries
          30-year Treasuries
          30-day Treasury Bills

  Information relating to foreign market performance, capitalization and diversification is based on sources believed to be reliable but may be subject to revision and has not been independently verified by the Funds or AIM Distributors. Advertising for the Funds may from time to time include discussions of general economic conditions and interest rates. Advertising for the Funds may also include reference to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose (i) the largest holdings in the Fund's portfolio, (ii) certain selling group members and/or (iii) certain institutional shareholders.

  From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning, and inflation.

  Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

                                    APPENDIX

                          DESCRIPTION OF BOND RATINGS

  Moody's Investors Service, Inc. ("Moody's") rates the debt securities issued by various entities from "Aaa" to "C." Investment grade ratings are the first four categories: Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.
A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa -- Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), rates the securities debt of various entities in categories ranging from "AAA" to "D" according to quality. Investment grade ratings are the first four categories: AAA -- An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong. AA -- An obligation rated "AA" differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong. A -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. BBB -- An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. BB, B, CCC, CC, C -- Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. BB -- An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. B -- An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.
CCC -- An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC -- An obligation rated "CC" is currently highly vulnerable to nonpayment.
C -- The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. D -- An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

  Moody's employs the designation "Prime-1" to indicate commercial paper having a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  S&P ratings of commercial paper are graded into several categories ranging from "A1" for the highest quality obligations to "D" for the lowest. Issues in the "A" category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus sign (+) designation. A-2 -- Capacity for timely payments on issues with this designation is satisfactory; however, the relative degree of safety is not as high as for issues designated "A-1."

                               ABSENCE OF RATING

  Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

          1. An application for rating was not received or accepted.

          2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

          3. There is a lack of essential data pertaining to the issue or issuer.

          4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

  Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the Company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the Company ranks in the lower end of its generic rating category.

                              FINANCIAL STATEMENTS

                                       FS

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders of AIM Developing Markets Fund (formerly GT Global Developing Markets Fund) and Board of Trustees of AIM Investment Funds (formerly G.T. Investment Funds, Inc.):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Developing Markets Fund at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                      PRICEWATERHOUSECOOPERS LLP

BOSTON, MASSACHUSETTS
DECEMBER 11, 1998

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Services (20.2%)
  Telecomunicacoes Brasileiras S.A. (Telebras) Preferred -
   ADR{\/} ...................................................   BRZL           49,291   $ 3,743,034         4.3
    TELEPHONE NETWORKS
  Telefonos de Mexico, S.A. de C.V. "L" - ADR{\/} ............   MEX            50,583     2,671,415         3.0
    TELEPHONE NETWORKS
  Hellenic Telecommunication Organization S.A. (OTE) .........   GREC           74,322     1,690,938         1.9
    TELEPHONE NETWORKS
  Magyar Tavkozlesi Rt. - ADR{\/} ............................   HGRY           59,100     1,588,313         1.8
    TELEPHONE NETWORKS
  Telefonica del Peru S.A. - ADR{\/} .........................   PERU           80,900     1,051,700         1.2
    TELEPHONE NETWORKS
  Cifra, S.A. de C.V. "V"-/- .................................   MEX           748,662     1,015,210         1.2
    RETAILERS-OTHER
  Telefonica de Argentina S.A. - ADR{\/} .....................   ARG            27,528       910,145         1.0
    TELEPHONE NETWORKS
  Telecomunicacoes de Sao Paulo S.A. (TELESP): ...............   BRZL               --            --         0.9
    TELEPHONE - REGIONAL/LOCAL
    Common-/- ................................................   --          7,001,000       760,144          --
    Preferred ................................................   --            150,157        25,177          --
  Grupo Televisa, S.A. de C.V. - GDR-/- {\/} .................   MEX            26,700       724,238         0.8
    BROADCASTING & PUBLISHING
  STET Hellas Telecommunications S.A. - ADR-/- {\/} ..........   GREC           24,976       655,620         0.7
    WIRELESS COMMUNICATIONS
  Mahanagar Telephone Nigam Ltd. .............................   IND           143,500       620,816         0.7
    TELECOM - OTHER
  Companhia de Saneamento Basico do Estado de Sao Paulo -
   SABESP ....................................................   BRZL        7,132,127       574,014         0.7
    BUSINESS & PUBLIC SERVICES
  Videsh Sanchar Nigam Ltd. - Reg S GDR-/- {c} {\/} ..........   IND            37,000       388,500         0.4
    TELECOM - OTHER
  Nortel Inversora S.A. - ADR{\/} ............................   ARG            15,500       344,875         0.4
    TELEPHONE NETWORKS
  Telecom Argentina S.A. - ADR{\/} ...........................   ARG            10,300       332,175         0.4
    TELEPHONE NETWORKS
  ONA (Omnium Nord Africain) S.A. "A" ........................   MOR             2,320       301,551         0.3
    BUSINESS & PUBLIC SERVICES
  Bezeq Israeli Telecommunication Corporation Ltd. ...........   ISRL           86,900       249,999         0.3
    TELEPHONE NETWORKS
  Blue Square Chain Investments & Properties Ltd.-/- .........   ISRL           14,898       190,525         0.2
    RETAILERS-FOOD
  Indian Hotels Co., Ltd. ....................................   IND                50           484          --
    LEISURE & TOURISM
                                                                                         -----------
                                                                                          17,838,873
                                                                                         -----------
Finance (15.0%)
  Liberty Life Association of Africa Ltd. ....................   SAFR           88,250     1,515,564         1.7
    INSURANCE-LIFE
  Cathay Life Insurance Co., Ltd. ............................   TWN           301,200     1,065,248         1.2
    INSURANCE-LIFE
  National Bank of Greece S.A. ...............................   GREC            6,520       927,124         1.1
    BANKS-MONEY CENTER

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Finance (Continued)
  Alpha Credit Bank ..........................................   GREC           11,255   $   900,040         1.0
    BANKS-REGIONAL
  Uniao de Bancos Brasileiros S.A. (Unibanco): ...............   BRZL               --            --         0.9
    BANKS-MONEY CENTER
    Units{=} .................................................   --         14,649,042       480,810          --
    GDR{\/} ..................................................   --             18,510       323,925          --
  Bank Hapoalim Ltd. .........................................   ISRL          440,500       796,944         0.9
    BANKS-MONEY CENTER
  Grupo Financiero Banamex Accival, S.A. de C.V. "B"-/- ......   MEX           691,100       718,257         0.8
    BANKS-MONEY CENTER
  BIG Bank Gdanski S.A. - Reg S GDR{c} {\/} ..................   POL            43,000       692,300         0.8
    BANKS-REGIONAL
  Bank Leumi Le - Israel .....................................   ISRL          519,768       664,712         0.8
    BANKS-MONEY CENTER
  MISR International Bank - Reg S GDR{c} {\/} ................   EGPT           69,400       654,095         0.7
    BANKS-MONEY CENTER
  Turkiye Is Bankasi (Isbank) "C" ............................   TRKY       23,068,549       633,157         0.7
    BANKS-MONEY CENTER
  Banco de Galicia y Buenos Aires, S.A. de C.V. - ADR{\/} ....   ARG            28,872       492,629         0.6
    BANKS-MONEY CENTER
  Commercial Bank of Greece S.A. .............................   GREC            5,800       491,753         0.6
    BANKS-MONEY CENTER
  Ergo Bank S.A. .............................................   GREC            5,360       476,360         0.5
    BANKS-REGIONAL
  Yapi ve Kredi Bankasi AS ...................................   TRKY       41,379,593       467,233         0.5
    BANKS-REGIONAL
  Credicorp Ltd. - ADR{\/} ...................................   PERU           56,220       379,485         0.4
    BANKS-MONEY CENTER
  Wafabank ...................................................   MOR             2,900       378,516         0.4
    BANKS-MONEY CENTER
  KREDYT BANK S.A. - Reg S GDR-/- {c} {\/} ...................   POL            14,680       292,866         0.3
    BANKS-MONEY CENTER
  Akbank T.A.S. ..............................................   TRKY       19,162,500       282,947         0.3
    BANKS-REGIONAL
  Banco Rio de La Plata S.A. - ADR{\/} .......................   ARG            26,900       242,100         0.3
    BANKS-MONEY CENTER
  Inversiones y Representaciones S.A. (IRSA) - GDR{\/} .......   ARG             9,000       232,875         0.3
    REAL ESTATE
  National Development Bank ..................................   SLNKA          70,000        80,910         0.1
    BANKS-REGIONAL
  Kazkommertsbank Co. - GDR-/- {\/} ..........................   KAZ            12,700        70,485         0.1
    BANKS-REGIONAL
  State Bank of India Ltd. ...................................   IND             3,000        11,035          --
    BANKS-MONEY CENTER
                                                                                         -----------
                                                                                          13,271,370
                                                                                         -----------
Energy (9.7%)
  Petroleo Brasileiro S.A. (Petrobras) Preferred .............   BRZL       16,207,398     2,038,154         2.3
    OIL
  Companhia Energetica de Minas Gerais (CEMIG) - ADR{\/} .....   BRZL           97,731     1,893,538         2.2
    ELECTRICAL & GAS UTILITIES

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Energy (Continued)
  MOL Magyar Olaj-es Gazipari RT - Reg S GDR{c} {\/} .........   HGRY           68,330   $ 1,556,216         1.8
    GAS PRODUCTION & DISTRIBUTION
  Huaneng Power International, Inc. - ADR-/- {\/} ............   CHNA           70,958       975,673         1.1
    ELECTRICAL & GAS UTILITIES
  Enersis S.A. - ADR{\/} .....................................   CHLE           30,728       641,447         0.7
    ELECTRICAL & GAS UTILITIES
  Companhia de Eletricidade do Estado da Bahia - COELBA ......   BRZL       12,500,000       398,223         0.5
    ELECTRICAL & GAS UTILITIES
  Surgutneftegaz - ADR{\/} ...................................   RUS           163,020       326,040         0.4
    OIL
  Eletropaulo Metropolitana Preferred ........................   BRZL        7,843,375       264,339         0.3
    ELECTRICAL & GAS UTILITIES
  Light - Servicos de Electricidade S.A. .....................   BRZL        1,654,290       205,261         0.2
    ELECTRICAL & GAS UTILITIES
  Empresa Bandeirante de Energia S.A.-/- .....................   BRZL        7,843,375        76,211         0.1
    ELECTRICAL & GAS UTILITIES
  Companhia Brasileira de Petroleo Ipiranga S.A. Preferred ...   BRZL       12,154,000        65,213         0.1
    GAS
  Bombay Suburban Electric Supply (BSES) Ltd.-/- .............   IND             1,350         4,774          --
    ELECTRICAL & GAS UTILITIES
                                                                                         -----------
                                                                                           8,445,089
                                                                                         -----------
Consumer Non-Durables (9.5%)
  South African Breweries Ltd. ...............................   SAFR           89,806     1,747,924         2.0
    BEVERAGES - ALCOHOLIC
  Hindustan Lever Ltd. .......................................   IND            40,650     1,540,472         1.8
    PERSONAL CARE/COSMETICS
  ITC Ltd. ...................................................   IND            79,900     1,321,750         1.5
    TOBACCO
  Fomento Economico Mexicano, S.A. de C.V. - ADR{\/} .........   MEX            44,311     1,154,855         1.3
    BEVERAGES - NON-ALCOHOLIC
  Panamerican Beverages, Inc. "A"{\/} ........................   MEX            34,000       688,500         0.8
    BEVERAGES - NON-ALCOHOLIC
  A-Ahram Beverages Co. S.A.E. - 144A GDR{\/} {.} ............   EGPT           15,814       443,583         0.5
    BEVERAGES - ALCOHOLIC
  Compania Cervecerias Unidas S.A. - ADR{\/} .................   CHLE           18,100       325,800         0.4
    BEVERAGES - ALCOHOLIC
  Companhia de Tecidos Norte de Minas Preferred ..............   BRZL        2,747,000       317,812         0.4
    TEXTILES & APPAREL
  Companhia Cervejaria Brahma Preferred ......................   BRZL          563,721       264,658         0.3
    BEVERAGES - ALCOHOLIC
  Oriental Weavers "C" .......................................   EGPT           11,400       245,974         0.3
    TEXTILES & APPAREL
  Zaklady Piwowarskie w Zywcu S.A. (Zywiec) ..................   POL             1,243       169,369         0.2
    BEVERAGES - ALCOHOLIC
  Truworths International Ltd. ...............................   SAFR           47,740        36,381          --
    TEXTILES & APPAREL
                                                                                         -----------
                                                                                           8,257,078
                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Materials/Basic Industry (8.3%)
  Suez Cement Co. - Reg S GDR{c} {\/} ........................   EGPT           95,195   $ 1,404,126         1.6
    CEMENT
  Anglo American Platinum Corporation Ltd. ...................   SAFR           87,900     1,336,583         1.5
    METALS - NON-FERROUS
  Sociedad Quimica y Minera de Chile S.A. - ADR{\/} ..........   CHLE           31,500     1,047,375         1.2
    CHEMICALS
  Companhia Vale do Rio Doce "A" Preferred ...................   BRZL           55,700       840,543         1.0
    METALS - STEEL
  Compania de Minas Buenaventura S.A. - ADR{\/} ..............   PERU           47,792       585,452         0.7
    GOLD
  Cemex, S.A. de C.V. "CPO" ..................................   MEX           238,120       568,019         0.6
    CEMENT
  Apasco, S.A. de C.V. "A" ...................................   MEX           115,233       422,015         0.5
    CEMENT
  Hindalco Industries Ltd.: ..................................   IND                --            --         0.3
    METALS - NON-FERROUS
    GDR{\/} ..................................................   --             26,200       307,195          --
    Common ...................................................   --              1,634        19,759          --
  Makhteshim-Agan Industries Ltd.-/- .........................   ISRL          144,665       256,973         0.3
    CHEMICALS
  Siderca S.A. "A" ...........................................   ARG           118,000       165,250         0.2
    METALS - STEEL
  Grupo Cementos de Chihuahua, S.A. de C.V. "B" ..............   MEX           283,300       151,983         0.2
    CEMENT
  Engro Chemicals Pakistan Ltd. ..............................   PAK            69,370        63,948         0.1
    CHEMICALS
  Nan Ya Plastics Corp.-/- ...................................   TWN            35,360        44,780         0.1
    PLASTICS & RUBBER
                                                                                         -----------
                                                                                           7,214,001
                                                                                         -----------
Multi-Industry/Miscellaneous (6.7%)
  Grupo Carso, S.A. de C.V. "A1" .............................   MEX           452,400     1,567,257         1.8
    MULTI-INDUSTRY
  Rembrandt Group Ltd. .......................................   SAFR          220,610     1,472,049         1.7
    CONGLOMERATE
  Haci Omer Sabanci Holding AS ...............................   TRKY       43,775,250       661,579         0.8
    CONGLOMERATE
  China Development Corp. ....................................   TWN           288,900       571,107         0.7
    CONGLOMERATE
  Central Asia Regional Growth Fund(::) -/- {\/} .............   IRE           175,000       525,000         0.6
    COUNTRY FUNDS
  Koc Holding AS .............................................   TRKY        5,220,550       480,647         0.5
    CONGLOMERATE
  Koor Industries Ltd. - ADR{\/} .............................   ISRL           24,643       398,909         0.5
    CONGLOMERATE
  John Keells Holdings Ltd. ..................................   SLNKA          17,000        48,173         0.1
    CONGLOMERATE
                                                                                         -----------
                                                                                           5,724,721
                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Technology (4.3%)
  Taiwan Semiconductor Manufacturing Co.-/- ..................   TWN           597,950   $ 1,209,752         1.4
    SEMICONDUCTORS
  Asustek Computer Inc. - Reg S GDR-/- {c} {\/} ..............   TWN            96,862       743,416         0.8
    COMPUTERS & PERIPHERALS
  Hon Hai Precision Industry .................................   TWN           112,000       539,676         0.6
    COMPUTERS & PERIPHERALS
  Compal Electronics, Inc.-/- ................................   TWN           160,000       499,151         0.6
    COMPUTERS & PERIPHERALS
  Delta Electronics, Inc. ....................................   TWN           153,600       443,602         0.5
    COMPUTERS & PERIPHERALS
  Formula Systems Ltd.-/- ....................................   ISRL           16,505       353,214         0.4
    SOFTWARE
                                                                                         -----------
                                                                                           3,788,811
                                                                                         -----------
Capital Goods (2.9%)
  MISR Elgadida for Housing and Reconstruction ...............   EGPT           17,100     1,563,864         1.8
    CONSTRUCTION
  NASR (El) City Company For Housing & Construction ..........   EGPT           23,005       713,659         0.8
    CONSTRUCTION
  Corporacion GEO, S.A. de C.V. "B"-/- .......................   MEX           165,800       287,192         0.3
    CONSTRUCTION
                                                                                         -----------
                                                                                           2,564,715
                                                                                         -----------
Health Care (1.9%)
  Ranbaxy Laboratories Ltd. ..................................   IND            79,850       942,438         1.1
    MEDICAL TECHNOLOGY & SUPPLIES
  Teva Pharmaceutical Industries Ltd. ........................   ISRL           18,700       737,188         0.8
    PHARMACEUTICALS
                                                                                         -----------
                                                                                           1,679,626
                                                                                         -----------
Consumer Durables (0.6%)
  Bajaj Auto Ltd. ............................................   IND            29,300       383,567         0.4
    AUTOMOBILES
  Qingling Motors Co., Ltd.{*} ...............................   CHNA        1,022,000       188,709         0.2
    AUTOMOBILES
                                                                                         -----------
                                                                                             572,276
                                                                                         -----------       -----

TOTAL EQUITY INVESTMENTS (cost $92,943,216) ..................                            69,356,560        79.1
                                                                                         -----------       -----

                                                                            PRINCIPAL       VALUE        % OF NET
FIXED INCOME INVESTMENTS                                        CURRENCY     AMOUNT       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Government & Government Agency Obligations (11.2%)
  Algeria (0.6%)
    Algeria Tranche 1 Loan Assignment, 6.625% due 9/4/06+ ....   USD         1,050,000       535,500         0.6
  Argentina (2.2%)
    Republic of Argentina:
      Discount Bond, 6.625% due 3/31/23+ .....................   USD         1,425,000       970,781         1.1
      Par Bond Series L, 5.75% (6% at 3/31/99) due
       3/31/23++ .............................................   USD           875,000       608,125         0.7
      I.O. Strip, 12.11% due 4/10/05 .........................   USD           350,000       308,000         0.4

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                            PRINCIPAL       VALUE        % OF NET
FIXED INCOME INVESTMENTS                                        CURRENCY     AMOUNT       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Government & Government Agency Obligations (Continued)
  Brazil (0.6%)
    Brazil Floating Rate Discount Note, 6.125% due
     4/15/24+ ................................................   USD           845,000   $   502,247         0.6
  Bulgaria (1.1%)
    Republic of Bulgaria:
      Discount Bond Series A, 6.6875% due 7/28/24 - Euro+ ....   USD           771,000       541,628         0.6
      Front Loaded Interest Reduction Bond Series A, 2.5%
       (2.75% at 7/99) due 7/28/12++ .........................   USD           760,000       419,900         0.5
  Colombia (0.5%)
    Republic of Colombia:
      8.625% due 4/1/08{j} ...................................   USD           472,000       370,520         0.4
      7.27% due 6/15/03 - 144A{.} ............................   USD            59,000        48,085         0.1
  Mexico (4.4%)
    United Mexican States:
      Discount Bond Series D, 6.6016% due 12/31/19+ ..........   USD         1,570,000     1,225,581         1.4
      Discount Bond Series C, 6.6172% due 12/31/19+ +/+ ......   USD         1,353,000     1,056,186         1.2
      9.875% due 1/15/07 .....................................   USD           575,000       546,969         0.6
      6.63% due 12/31/19 .....................................   FRF         3,000,000       420,666         0.5
      Discount Bond Series A, 6.1156% due 12/31/19+ +/+ ......   USD           412,000       321,618         0.4
      Discount Bond Series B, 6.47656% due 12/31/19+ +/+ .....   USD           375,000       292,734         0.3
  Panama (0.4%)
    Republic of Panama:
      Interest Reduction Bond, 4% (4.25% at 7/99) due
       7/17/14++ .............................................   USD           370,000       270,794         0.3
      8.875% due 9/30/27 .....................................   USD            67,000        61,808         0.1
  Peru (0.7%)
    Republic of Peru, Past Due Interest Bond, 4% (4.5% at
     3/8/99) due 3/7/17++ ....................................   USD         1,116,000       641,700         0.7
  Poland (0.5%)
      3% (3.5% at 10/28/99) due 10/27/24 - Euro++ ............   USD           685,000       455,525         0.5
      Past Due Interest Bond, 5% (6% at 10/28/99)
       due 10/27/14 - Euro++ .................................   USD             2,000         1,819          --
  Russia (0.2%)
    Bank for Foreign Economic Affairs (Venesheconombank)
     Principal Loans, 6.625% due 12/15/20+ ...................   USD         2,717,360       215,690         0.2
                                                                                         -----------
Total Government & Government Agency Obligations (cost
 $11,677,186) ................................................                             9,815,876
                                                                                         -----------
Corporate Bonds (4.0%)
  Argentina (1.5%)
    Telefonica de Argentina, 9.125% due 5/7/08 - Reg S{c} ....   USD         1,504,000     1,305,649         1.5
  Brazil (1.3%)
    Banco Hipotecario Espana, 10% due 4/17/03 - 144A{.} ......   USD           710,000       624,800         0.7
    RBS Participacoes S.A., 11% due 4/1/07 - 144A{.} .........   USD         1,042,000       468,900         0.5
    Globo Comunicacoes Participacoes, 10.625% due 5/12/08 -
     144A{.} .................................................   USD           125,000        71,563         0.1
  Colombia (0.1%)
    Financiera Energia Nacional, 9.375% due 6/15/06 - Reg
     S{c} ....................................................   USD           148,000       108,528         0.1

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                            PRINCIPAL       VALUE        % OF NET
FIXED INCOME INVESTMENTS                                        CURRENCY     AMOUNT       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Corporate Bonds (Continued)
  Korea (0.1%)
    Pohang Iron & Steel, 2% due 10/9/00 ......................   JPY         5,500,000   $    40,886         0.1
  Mexico (0.6%)
    Petroleos Mexicanos (PEMEX), 9.25% due 3/30/18 -
     144A{.} .................................................   USD           360,000       293,400         0.3
    Dine, S.A. de C.V., 8.75% due 10/15/07 - 144A{.} .........   USD           210,000       165,900         0.2
    Banco Nacional Comercio Exte., 8% due 7/18/02 - Reg
     S{c} ....................................................   USD            97,000        88,513         0.1
  Russia (0.4%)
    Lukinter Finance BV Convertible, 3.5% due 5/6/02 -
     144A{.} .................................................   USD           851,000       310,615         0.4
    Mosenergo Finance BV, 8.375% due 10/9/02 - 144A{.} .......   USD             5,000           875          --
                                                                                         -----------
Total Corporate Bonds (cost $4,998,295) ......................                             3,479,629
                                                                                         -----------
Structured Notes (0.4%)
  Korea (0.4%)
    Fixed Rate Trust Certificate 13.55% due 2/15/02[::]
     (Issued by a newly created Delaware Business Trust,
     collateralized by triple A paper. This trust certificate
     has a credit risk component linked to the value of a
     referenced security: Korean Development Bank, 1.875%
     2002.) (cost $470,000) ..................................   USD           470,000       343,805         0.4
                                                                                         -----------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $17,145,481) ............                            13,639,310        15.6
                                                                                         -----------       -----


                                                                             NO. OF         VALUE        % OF NET
WARRANTS                                                        COUNTRY     WARRANTS      (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
  Merrill Lynch - Kospi 200 Call Warrants, due 9/9/99
   Performance linked to equity securities. Redemption amount
   100% of the final closing price of the Korean Kospi 200
   Index converted to the prevailing foreign exchange rate.
   (cost $2,495,011) .........................................   US            765,294     2,571,541         2.9
                                                                                         -----------       -----
    INVESTMENT MANAGEMENT

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
--------------------------------------------------------------                           -----------   -------------
  Dated October 30, 1998, with State Street Bank & Trust Co., due November 2, 1998, for an effective yield of 5.30%,
   collateralized by $4,145,000 U.S. Treasury Notes, 6.50% due
   5/15/05 (market value of collateral is $4,750,253,
   including accrued interest). (cost $4,653,000) ............                           $ 4,653,000         5.3
                                                                                         -----------       -----

TOTAL INVESTMENTS (cost $117,236,708)  * .....................                            90,220,411       102.9
Other Assets and Liabilities .................................                            (2,519,957)       (2.9)
                                                                                         -----------       -----

NET ASSETS ...................................................                           $87,700,454       100.0
                                                                                         -----------       -----
                                                                                         -----------       -----

--------------

        -/-  Non-income producing security.
        {*}  Security denominated in Hong Kong Dollars.
       {\/}  U.S. currency denominated.
        {c}  Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
        {=}  Each unit represents one preferred share of Unibanco and one preferred "B" share of Unibanco Holdings.
       (::) Valued in good faith at fair value using procedures approved by the Board of Trustees (See Note 1 of Notes to Financial Statements).
       [::] Certain events may cause the contract to terminate prior to date shown.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
          + The coupon rate shown on floating rate note represents the rate at period end.
         ++ The coupon rate shown on step-up coupon bond represents the rate at period end.
        +/+ Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.
        {j} All or part of the Fund's holdings in this security is segregated as collateral for extended settlement of derivative instruments. (See Note 1 of Notes to the Financial Statements).
          * For Federal income tax purposes, cost is $118,742,569 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   3,055,324
                 Unrealized depreciation:           (31,577,482)
                                                  -------------
                 Net unrealized depreciation:     $ (28,522,158)
                                                  -------------
                                                  -------------

             Abbreviations:
             ADR--American Depositary Receipt
             GDR--Global Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at October 31, 1998, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                 FIXED INCOME    SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY    & WARRANTS      & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Argentina (ARG/ARS) ..................    3.2         3.7                       6.9
Algeria (ALG/DZD) ....................                0.6                       0.6
Brazil (BRZL/BRL) ....................   14.2         1.9                      16.1
Bulgaria (BUL/LEV) ...................                1.1                       1.1
Chile (CHLE/CLP) .....................    2.3                                   2.3
China (CHNA/RMB) .....................    1.3                                   1.3
Colombia (COL/COP) ...................                0.6                       0.6
Egypt (EGPT/EGP) .....................    5.7                                   5.7
Greece (GREC/GRD) ....................    5.8                                   5.8
Hungary (HGRY/HUF) ...................    3.6                                   3.6
India (IND/INR) ......................    6.2                                   6.2
Ireland (IRE/IEP) ....................    0.6                                   0.6
Israel (ISRL/ILS) ....................    4.2                                   4.2
Kazakhstan (KAZ/KTS) .................    0.1                                   0.1
Korea (KOR/KRW) ......................                0.5                       0.5
Mexico (MEX/MXN) .....................   11.3         5.0                      16.3
Morocco (MOR/MAD) ....................    0.7                                   0.7
Pakistan (PAK/PKR) ...................    0.1                                   0.1
Panama (PAN/PND) .....................                0.4                       0.4
Peru (PERU/PES) ......................    2.3         0.7                       3.0
Poland (POL/PLZ) .....................    1.3         0.5                       1.8
Russia (RUS/SUR) .....................    0.4         0.6                       1.0
South Africa (SAFR/ZAR) ..............    6.9                                   6.9
Sri Lanka (SLNKA/LKR) ................    0.2                                   0.2
Taiwan (TWN/TWD) .....................    5.9                                   5.9
Turkey (TRKY/TRL) ....................    2.8                                   2.8
United States (US/USD) ...............                2.9            2.4        5.3
                                        ------      -----            ---      -----
Total  ...............................   79.1        18.5            2.4      100.0
                                        ------      -----            ---      -----
                                        ------      -----            ---      -----

--------------

{d}  Percentages indicated are based on net assets of $87,700,454.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACT OUTSTANDING
                                OCTOBER 31, 1998

                                          MARKET VALUE
                                              (U.S.        CONTRACT   DELIVERY    UNREALIZED
CONTRACT TO SELL:                           DOLLARS)        PRICE       DATE     DEPRECIATION
----------------------------------------  -------------   ----------  --------  ---------------
Japanese Yen............................       39,670      118.80000  11/27/98   $         (950)
                                          -------------                         ---------------
  Total Contract to Sell (Receivable
   amount $38,720)......................       39,670                                      (950)
                                          -------------                         ---------------
THE VALUE OF CONTRACT TO SELL AS
 PERCENTAGE OF NET ASSETS IS 0.05%.
 Total Open Forward Foreign Currency
 Contract...............................                                         $         (950)
                                                                                ---------------
                                                                                ---------------

--------------

             See Note 1 of Notes to the Financial Statements.

    The accompanying notes are an integral part of the financial statements.

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                October 31, 1998

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $117,236,708) (Note 1)..........................  $  90,220,411
  U.S. currency...................................................................  $    895
  Foreign currencies (cost $730,519)..............................................   723,408        724,303
                                                                                    --------
  Receivable for securities sold............................................................        903,099
  Interest receivable.......................................................................        424,599
  Dividends receivable......................................................................        268,551
  Unamortized organizational costs (Note 1).................................................         14,557
  Receivable for Fund shares sold...........................................................          5,619
                                                                                              -------------
    Total assets............................................................................     92,561,139
                                                                                              -------------
Liabilities:
  Payable for securities purchased..........................................................      3,823,511
  Payable for Fund shares repurchased.......................................................        394,946
  Payable for investment management and administration fees (Note 2)........................        356,752
  Payable for service and distribution expenses (Note 2)....................................         96,087
  Payable for professional fees.............................................................         49,710
  Payable for transfer agent fees (Note 2)..................................................         30,788
  Payable for Trustees' fees and expenses (Note 2)..........................................         25,309
  Payable for custodian fees................................................................         10,081
  Payable for registration and filing fees..................................................          7,596
  Payable for printing and postage expenses.................................................          6,093
  Payable for open forward foreign currency contracts (Note 1)..............................            950
  Payable for fund accounting fees (Note 2).................................................            883
  Other accrued expenses....................................................................         57,979
                                                                                              -------------
    Total liabilities.......................................................................      4,860,685
                                                                                              -------------
Net assets..................................................................................  $  87,700,454
                                                                                              -------------
                                                                                              -------------
Class A:
Net asset value and redemption price per share ($87,517,225 DIVIDED BY 11,616,154 shares
 outstanding)...............................................................................  $        7.53
                                                                                              -------------
                                                                                              -------------
Maximum offering price per share (100/95.25 of $7.53) *.....................................  $        7.91
                                                                                              -------------
                                                                                              -------------
Class B:+
Net asset value and offering price per share ($153,941 DIVIDED BY 20,565 shares
 outstanding)...............................................................................  $        7.49
                                                                                              -------------
                                                                                              -------------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($29,288 DIVIDED
 BY 3,877 shares outstanding)...............................................................  $        7.55
                                                                                              -------------
                                                                                              -------------
Net assets consist of:
  Paid in capital (Note 4)..................................................................  $ 250,014,000
  Undistributed net investment income.......................................................      1,105,906
  Accumulated net realized loss on investments and foreign currency transactions............   (136,393,263)
  Net unrealized depreciation on translation of assets and liabilities in foreign
   currencies...............................................................................         (9,892)
  Net unrealized depreciation of investments................................................    (27,016,297)
                                                                                              -------------
Total -- representing net assets applicable to capital shares outstanding...................  $  87,700,454
                                                                                              -------------
                                                                                              -------------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1998

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Interest income............................................................................  $  5,875,109
  Dividend income (net of foreign withholding tax of $263,295)...............................     4,212,609
  Securities lending income..................................................................       241,088
                                                                                               ------------
    Total investment income..................................................................    10,328,806
                                                                                               ------------
Expenses:
  Investment management and administration fees (Note 2).....................................     1,740,733
  Transfer agent fees (Note 2)...............................................................       538,250
  Service and distribution expenses: (Note 2)
    Class A....................................................................  $    454,554
    Class B....................................................................         1,576       456,130
                                                                                 ------------
  Professional fees..........................................................................       360,255
  Interest expense (Note 1)..................................................................       359,635
  Printing and postage expenses..............................................................       312,740
  Custodian fees.............................................................................       155,690
  Registration and filing fees...............................................................        96,900
  Amortization of organization costs (Note 1)................................................        70,755
  Fund accounting fees (Note 2)..............................................................        53,782
  Trustees' fees and expenses (Note 2).......................................................        30,660
  Other expenses.............................................................................        17,000
                                                                                               ------------
    Total expenses before reductions.........................................................     4,192,530
                                                                                               ------------
      Expenses reimbursed by A I M Advisors, Inc. (Note 2)...................................      (691,157)
      Expense reductions (Note 5)............................................................       (41,663)
                                                                                               ------------
    Total net expenses.......................................................................     3,459,710
                                                                                               ------------
Net investment income........................................................................     6,869,096
                                                                                               ------------
Net realized and unrealized gain (loss) on investments and foreign currencies:
  (Note 1)
  Net realized loss on investments.............................................   (81,224,308)
  Net realized loss on foreign currency transactions...........................    (2,134,815)
                                                                                 ------------
    Net realized loss during the year........................................................   (83,359,123)
  Net change in unrealized depreciation on translation of assets and
   liabilities in foreign currencies...........................................       197,153
  Net change in unrealized depreciation of investments.........................    13,544,276
                                                                                 ------------
    Net unrealized appreciation during the year..............................................    13,741,429
                                                                                               ------------
Net realized and unrealized loss on investments and foreign currencies.......................   (69,617,694)
                                                                                               ------------
Net decrease in net assets resulting from operations.........................................  $(62,748,598)
                                                                                               ------------
                                                                                               ------------

    The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                   YEAR ENDED      TEN MONTHS ENDED      YEAR ENDED
                                                                OCTOBER 31, 1998   OCTOBER 31, 1997   DECEMBER 31, 1996
                                                                ----------------   ----------------   -----------------
Increase (decrease) in net assets
Operations:
  Net investment income.......................................   $   6,869,096      $   9,089,483       $ 19,406,553
  Net realized gain (loss) on investments and foreign currency
   transactions...............................................     (83,359,123)        45,653,300            945,154
  Net change in unrealized appreciation (depreciation) on
   translation of assets and liabilities in foreign
   currencies.................................................         197,153           (297,303)            91,835
  Net change in unrealized appreciation (depreciation) of
   investments................................................      13,544,276       (101,078,671)        78,628,364
                                                                ----------------   ----------------   -----------------
    Net increase (decrease) in net assets resulting from
     operations...............................................     (62,748,598)       (46,633,191)        99,071,906
                                                                ----------------   ----------------   -----------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income..................................     (11,841,080)                --        (17,407,047)
Class B:
Distributions to shareholders: (Note 1)
  From net investment income..................................          (1,499)                --                 --
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income..................................             (46)                --                 --
                                                                ----------------   ----------------   -----------------
    Total distributions.......................................     (11,842,625)                --        (17,407,047)
                                                                ----------------   ----------------   -----------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested............      13,579,722                 --                 --
  Decrease from capital shares repurchased....................    (308,667,233)                --                 --
                                                                ----------------   ----------------   -----------------
    Net increase (decrease) from capital share transactions...    (295,087,511)                --                 --
                                                                ----------------   ----------------   -----------------
Total increase (decrease) in net assets.......................    (369,678,734)       (46,633,191)        81,664,859
Net assets:
  Beginning of period.........................................     457,379,188        504,012,379        422,347,520
                                                                ----------------   ----------------   -----------------
  End of period *.............................................   $  87,700,454      $ 457,379,188       $504,012,379
                                                                ----------------   ----------------   -----------------
                                                                ----------------   ----------------   -----------------
 * Includes undistributed net investment income of............   $   1,105,906      $   8,645,635       $    363,782
                                                                ----------------   ----------------   -----------------
                                                                ----------------   ----------------   -----------------

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                             CLASS A+
                                          ------------------------------------------------------------------------------
                                             YEAR          TEN MONTHS            YEAR ENDED           JANUARY 11, 1994
                                             ENDED            ENDED             DECEMBER 31,           (COMMENCEMENT
                                          OCTOBER 31,      OCTOBER 31,      ---------------------    OF OPERATIONS) TO
                                           1998 (D)         1997 (E)        1996 (E)    1995 (E)    DECEMBER 31, 1994(E)
                                          -----------      -----------      ---------   ---------   --------------------
Per Share Operating Performance:
Net asset value, beginning of period....   $ 12.56          $  13.84        $  11.60    $  12.44         $  15.00
                                          -----------      -----------      ---------   ---------     -----------
Income from investment operations:
  Net investment income.................      0.39*{/\}         0.25            0.53        0.72             0.35
  Net realized and unrealized gain
   (loss) on investments................     (5.10)            (1.53)           2.19       (0.84)           (2.46)
                                          -----------      -----------      ---------   ---------     -----------
    Net increase (decrease) from
     investment operations..............     (4.71)            (1.28)           2.72       (0.12)           (2.11)
                                          -----------      -----------      ---------   ---------     -----------
  Redemption fees retained (Note 4).....      0.28                --              --          --               --
                                          -----------      -----------      ---------   ---------     -----------
Distributions to shareholders:
  From net investment income............     (0.60)               --           (0.48)      (0.72)           (0.35)
  From net realized gain on
   investments..........................        --                --              --          --            (0.10)
                                          -----------      -----------      ---------   ---------     -----------
    Total distributions.................     (0.60)               --           (0.48)      (0.72)           (0.45)
                                          -----------      -----------      ---------   ---------     -----------
Net asset value, end of period..........   $  7.53          $  12.56        $  13.84    $  11.60         $  12.44
                                          -----------      -----------      ---------   ---------     -----------
                                          -----------      -----------      ---------   ---------     -----------
Market value, end of period.............       N/A          $  11.81        $  11.63    $   9.75         $   9.75
                                          -----------      -----------      ---------   ---------     -----------
                                          -----------      -----------      ---------   ---------     -----------

Total investment return (based on market
 value).................................       N/A              1.62%(b)       24.18%       6.60%          (32.16)% (b)

Total investment return (based on net
 asset value)...........................    (37.09)% (c)       (9.25)%(b)      23.59%      (0.95)%         (14.07)% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $87,517          $457,379        $504,012    $422,348         $452,872
Ratio of net investment income to
 average net assets:
  With expense reductions and
   reimbursement (Notes 2 & 5)..........      3.84%             2.03%(a)        4.07%       6.33%            2.75% (a)
  Without expense reductions and
   reimbursement........................      3.43%             1.95%(a)        4.04%       6.30%            2.75% (a)
Ratio of expenses to average net assets
 excluding interest expense:
  With expense reductions and
   reimbursement (Notes 2 & 5)..........      1.73%             1.75%(a)        1.82%       1.77%            2.01% (a)
  Without expense reductions and
   reimbursement........................      2.14%             1.83%(a)        1.85%       1.80%            2.01% (a)
Ratio of interest expense to average net
 assets (Note 1)+++.....................      0.20%              N/A             N/A         N/A              N/A
Portfolio turnover rate+++..............       111%              184%(a)         138%         75%              56% (a)

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon the average shares outstanding during the period.
 (e) These financial highlights provide per share information of G.T. Global Developing Markets Fund, Inc. ("Predecessor Fund") (See Note 1 to Notes to Financial Statements) for the periods up to and including October 31, 1997. The fees and expenses of the Fund differ from those of the Predecessor Fund.
{/\} Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share for Class A, B, and Advisor.
  * Before reimbursement the net investment income per share would have been reduced by $0.04 for Class A, B, and Advisor.
  + All capital shares issued and outstanding on October 31, 1997 were reclassified as Class A shares.
 ++ Commencing November 1, 1997, the Fund began offering Class B and Advisor Class shares.
+++ Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Fund as whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                             ADVISOR
                                           CLASS B++         CLASS++
                                          -----------      -----------
                                             YEAR             YEAR
                                             ENDED            ENDED
                                          OCTOBER 31,      OCTOBER 31,
                                           1998 (D)         1998 (D)
                                          -----------      -----------
Per Share Operating Performance:
Net asset value, beginning of period....    $12.56           $12.56
                                          -----------      -----------
Income from investment operations:
  Net investment income.................      0.31*{/\}        0.40*{/\}
  Net realized and unrealized gain
   (loss) on investments................     (5.07)           (5.09)
                                          -----------      -----------
    Net increase (decrease) from
     investment operations..............     (4.76)           (4.69)
                                          -----------      -----------
  Redemption fees retained (Note 4).....      0.28             0.28
                                          -----------      -----------
Distributions to shareholders:
  From net investment income............     (0.59)           (0.60)
  From net realized gain on
   investments..........................        --               --
                                          -----------      -----------
    Total distributions.................     (0.59)           (0.60)
                                          -----------      -----------
Net asset value, end of period..........    $ 7.49           $ 7.55
                                          -----------      -----------
                                          -----------      -----------

Total investment return (based on net
 asset value)...........................    (39.76)% (c)     (42.63)% (c)
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $  154           $   29
Ratio of net investment income to
 average net assets:
  With expense reductions and
   reimbursement (Notes 2 & 5)..........      3.09%            4.09%
  Without expense reductions and
   reimbursement........................      2.68%            3.68%
Ratio of expenses to average net assets
 excluding interest expense:
  With expense reductions and
   reimbursement (Notes 2 & 5)..........      2.48%            1.48%
  Without expense reductions and
   reimbursement........................      2.89%            1.89%
Ratio of interest expense to average net
 assets (Note 1)+++.....................      0.20%            0.20%
Portfolio turnover rate+++..............       111%             111%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon the average shares outstanding during the period.
{/\} Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share for Class A, B, and Advisor.
  * Before reimbursement the net investment income per share would have been reduced by $0.04 for Class A, B, and Advisor.
  + All capital shares issued and outstanding on October 31, 1997 were reclassified as Class A shares.
 ++ Commencing November 1, 1997, the Fund began offering Class B and Advisor Class shares.
+++ Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Fund as whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                October 31, 1998

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (SEE ALSO NOTE 2)
AIM Developing Markets Fund (the "Fund"), formerly GT Global Developing Markets Fund, is a separate series of AIM Investment Funds (the "Trust"), formerly G.T. Investment Funds, Inc. The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Trust has thirteen series of shares in operation, each series corresponding to a distinct portfolio of investments.

On October 31, 1997, at the close of business, the Fund acquired the assets and assumed the liabilities of G.T. Global Developing Markets Fund, Inc., a Maryland corporation registered under the 1940 Act as a non-diversified closed-end management investment company ("Predecessor Fund"), in exchange for Class A shares of the Fund in a tax-free reorganization of the Predecessor Fund. Shareholders of the Predecessor Fund approved the reorganization on October 20, 1997. Prior to October 28, 1997, the Predecessor Fund's shares traded on the New York Stock Exchange.

Commencing November 1, 1997, the Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges except that Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by A I M Advisors, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and asked prices for securities or, if such prices are not available, at prices for securities of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations existing from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term investments, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to collection of income on securities, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the market risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At October 31, 1998, stocks with an aggregate value of approximately $8,703,342 were on loan to brokers. The loans were secured by cash collateral of $8,903,149 received by the Fund. For the year ended October 31, 1998, the Fund received securities lending income of $241,088.

For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of each loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, and unrealized appreciation of securities held, or excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $134,888,352 of which $54,472,976 expires in 2003 and $80,415,376 expires in
2006.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states aggregated $353,775. These expenses are being amortized on a straightline basis over a five-year period.

(L) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(M) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(O) SECURITIES PURCHASED ON A WHEN-ISSUED OR FORWARD COMMITMENT BASIS
The Fund may trade securities on a when-issued or forward commitment basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date. These securities are identified on the accompanying Portfolio of Investments. The Fund has purchased and sold when-issued securities during the period and has set aside liquid securities as collateral for these commitments.

(P) LINE OF CREDIT
The Fund, along with certain other funds advised and/or administered by the Manager, has a line of credit with each of BankBoston and State Street Bank and Trust Company. The arrangements with the banks allow the Fund and certain other Funds to borrow, on a first come, first serve basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets. On October 31, 1998, the Fund had no loans outstanding.

For the year ended October 31, 1998, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) was $7,855,160, with a weighted average interest rate of 6.29%. Interest expense for the year ended October 31, 1998 was $308,816. Other interest expense charges amounted to $50,819.

2. RELATED PARTIES
A I M Advisors, Inc. (the "Manager"), an indirect wholly-owned subsidiary of AMVESCAP PLC, is the Fund's investment manager and administrator and INVESCO
(NY), Inc., (formerly, Chancellor LGT Asset Management, Inc.) is the Fund's investment sub-advisor and sub-administrator. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT") consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. As a result of this transaction, Chancellor LGT was renamed INVESCO (NY), Inc., and is now an indirect wholly-owned subsidiary of AMVESCAP PLC. A I M Distributors, Inc. ("AIM Distributors"), a wholly-owned subsidiary of the Manager, is the Fund's distributor as of the close of business on May 29, 1998. The Trust was reorganized from a Maryland corporation into a Delaware business trust on September 8, 1998. Finally, as of the close of business on September 4, 1998, A I M Fund Services, Inc. ("AFS"), an affiliate of the Manager and AIM Distributors, replaced GT Global Investor Services, Inc. ("GT Services") as the transfer agent of the Fund.

The Fund pays the Manager investment management and administration fees at the annualized rate of 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly.

AIM Distributors, an affiliate of the Manager, serves as the Fund's distributor. For the period ended May 29, 1998, GT Global, Inc. ("GT Global"), an affiliate of the investment sub-advisor, served as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. AIM Distributors collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1998, AIM Distributors and GT Global retained sales charges of $819 and $0, respectively. Purchases of Class A shares exceeding $1,000,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. AIM Distributors and GT Global collected CDSCs for the year ended October 31, 1998 of $2,664 and $0, respectively. AIM Distributors also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, AIM Distributors, from its own resources, pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended October 31, 1998, AIM Distributors and GT Global collected CDSCs in the amount of $1,588 and $0, respectively. In addition, AIM Distributors makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

For the period ended May 29, 1998, pursuant to the then effective separate distribution plans adopted under the 1940 Act Rule 12b-1 by the Trust's Board of Trustees with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Class A Plan would have been incurred within one year of such reimbursement.

For the period ended May 29, 1998, pursuant to the Class B Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continued in effect.

Effective as of the close of business May 29, 1998, pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees adopted a Master Distribution Plan applicable to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund compensates AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A or Class B shares of the Fund. Under the Class A Plan, the Fund compensates AIM Distributors up to an annualized rate of 0.50% of the average daily net assets of the Fund's Class A shares. Class A shares issued as a result of the conversion of shares from the Predecessor Fund are limited to 0.25% of the average daily net assets of the Fund's Class A shares. Under the Class B Plan, the Fund compensates AIM Distributors at an annualized rate of 1.00% of the average daily net assets of the Fund's Class B shares.

The Class A Plan and the Class B Plan (together, the "Plans") are designed to compensate AIM Distributors for certain promotional and other sales-related costs, and to implement a dealer incentive program that provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A and Class B shares of the Fund. Payments also can be directed by AIM Distributors to financial institutions who have entered into service agreements with respect to Class A and Class B shares of the Fund and who provide continuing personal services to their customers who own Class A and Class B shares of the Fund. The service fees payable to selected financial institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts that were purchased on or after a prescribed date set forth in the Plans.

The Manager and AIM Distributors voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 2.00%, 2.50%, and 1.50% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by the waivers by the Manager of investment management and administration fees, waivers by AIM Distributors of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or AIM Distributors of portions of the Fund's other operating expenses.

Effective as of the close of business September 4, 1998, the Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") an annualized fee of $24.85 per shareholder accounts that are open during any monthly period (this fee includes all out-of-pocket expenses), and an annualized fee of $0.70 per shareholder account that is closed during any monthly period. Both fees shall be billed by AFS monthly in arrears on a prorated basis of 1/12 of the annualized fee for all such accounts.

For the period November 1, 1997 to September 4, 1998, GT Services, an affiliate of the Manager and AIM Distributors, was the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services received an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also was reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services paid to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Investment Portfolios, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

The Trust pays each Trustee who is not an employee, officer or director of the Manager, or any other affiliated company, $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1998, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $202,780,180 and $438,952,561, respectively. For the year ended October 31, 1998, purchases and sales of U.S. government obligations aggregated $0 and $7,170,550, respectively.

4. CAPITAL SHARES
At October 31, 1998, there were 6,000,000,000 shares of the Trust's common stock authorized, at $0.0001 par value. Of this amount, 400,000,000 were classified as shares of the AIM Global Telecommunications Fund; 400,000,000 were classified as shares of AIM Global Government Income Fund; 200,000,000 were classified as shares of AIM Global Health Care Fund; 200,000,000 were classified as shares of AIM Strategic Income Fund; 200,000,000 were classified as shares of AIM Developing Markets Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of AIM Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of AIM Latin American Growth Fund; 200,000,000 were classified as shares of AIM Emerging Markets Fund; 200,000,000 were classified as shares of AIM Emerging Markets Debt Fund; 200,000,000 were classified as shares of AIM Global Financial Services Fund; 200,000,000 were classified as shares of AIM Global Resources Fund; 200,000,000 were classified as shares of AIM Global Infrastructure Fund; 200,000,000 were classified as shares of AIM Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Trusts were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fifteen series of the Trusts and designated as Advisor Class common stock. 1,100,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                            YEAR ENDED
                                                         OCTOBER 31, 1998
                                                    --------------------------
CLASS A                                               SHARES        AMOUNT
--------------------------------------------------  -----------  -------------
Shares sold.......................................      486,628  $   5,011,027
Shares issued in connection with reinvestment of
  distributions...................................      676,257      8,203,222
                                                    -----------  -------------
                                                      1,162,885     13,214,249
Shares repurchased including those purchased in
  connection with open ending of the Fund on
  11/1/97*........................................  (25,963,398)  (308,568,937)
                                                    -----------  -------------
Net decrease......................................  (24,800,513) $(295,354,688)
                                                    -----------  -------------
                                                    -----------  -------------

CLASS B
--------------------------------------------------
Shares sold.......................................       30,654  $     314,666
Shares issued in connection with reinvestment of
  distributions...................................          124          1,499
                                                    -----------  -------------
                                                         30,778        316,165
Shares repurchased................................      (10,213)       (89,300)
                                                    -----------  -------------
Net increase......................................       20,565  $     226,865
                                                    -----------  -------------
                                                    -----------  -------------

ADVISOR CLASS
--------------------------------------------------
Shares sold.......................................        4,782  $      49,262
Shares issued in connection with reinvestment of
  distributions...................................            4             46
                                                    -----------  -------------
                                                          4,786         49,308
Shares repurchased................................         (909)        (8,996)
                                                    -----------  -------------
Net increase......................................        3,877  $      40,312
                                                    -----------  -------------
                                                    -----------  -------------

--------------
* The redemption amount for Class A is net of a 2% redemption fee of $4,945,536 incurred in the period from November 1, 1997 to May 1, 1998 in connection with redemptions upon the open ending of the Fund.

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who then paid a portion of the Fund's expenses. For the year ended October 31, 1998, the Fund's expenses were reduced by $41,663 under these arrangements.

6. ADDITIONAL INFORMATION
The Board of Trustees of AIM Investment Funds unanimously approved, on September 23, 1998, a Plan of Reorganization and Termination ("Plan") pursuant to which AIM Emerging Markets Fund ("Emerging Markets Fund") would transfer substantially all of its assets to the Fund. As a result of the transaction, shareholders of the Emerging Markets Fund would receive shares of the Fund in exchange for their shares of Emerging Markets Fund, and Emerging Markets Fund would cease operations.

The Plan requires the approval of Emerging Markets Fund shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in February 1999. If the Plan is approved by shareholders of Emerging Markets Fund and certain conditions required by the Plan are satisfied, the transaction is expected to become effective before the end of February 1999.

7. SUBSEQUENT EVENT (UNAUDITED)
Effective December 14, 1998, sub-advisory and sub-administration responsibility for the Fund was transferred from INVESCO (NY), Inc. to INVESCO Asset Management Ltd., another indirect wholly-owned subsidiary of AMVESCAP PLC. A I M Advisors, Inc. will continue to serve as the manager and administrator of the Fund. The transfer will not change the fees paid by A I M Advisors, Inc. for sub-advisory services and will not change the nature of the sub-advisory services provided to the Fund or the personnel providing such services.

8. PROXY RESULTS (UNAUDITED)
The Special Meeting of Shareholders of the G.T. Investment Funds, Inc. now known as AIM Investment Funds (the "Trust") was held on May 20, 1998 at the Trust's offices, 50 California Street, 26th Floor, San Francisco, California. The meeting was held for the following purposes:

(1) To elect Directors as follows: C. Derek Anderson, Frank S. Bayley, William
    J. Guilfoyle, Arthur C. Patterson, Ruth H. Quigley.

(2) To approve a new Investment Management and Administration Contract and Sub-Advisory and Sub-Administration Contract with respect to each series of the Trust (each, a "Fund," and collectively, the "Funds").

(3) To approve replacement Rule 12b-1 plans of distribution with respect to Class A and B Shares of the Fund.

(4) To approve changes to the fundamental investment restrictions of the Fund.

(5) To approve an agreement and plan of conversion and termination for the Trust.

(6) To ratify the selection of Coopers & Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's independent public accountants.

    The results of the proxy solicitation on the above matters were as follows:

                                                                                       VOTES        WITHHELD/
      TRUSTEE/MATTER                                                  VOTES FOR       AGAINST      ABSTENTIONS
      ------------------------------------------------------------  --------------  ------------  -------------
(1)   C. Derek Anderson...........................................     191,685,088           N/A     13,123,292
      Frank S. Bayley.............................................     191,766,811           N/A     13,041,568
      William J. Guilfoyle........................................     191,828,959           N/A     12,979,420
      Arthur C. Patterson.........................................     191,845,270           N/A     12,963,109
      Ruth H. Quigley.............................................     191,869,887           N/A     12,938,492
(2)(a) Approval of investment management and administration
       contract...................................................       6,214,229       523,624      2,414,013*
(2)(b) Approval of sub-advisory and sub-administration contract....      6,165,338       552,219      2,434,309*
(3)   Approval of replacement Rule 12b-1 plans of distribution
      CLASS A SHARES..............................................       7,788,067       720,705        624,489
      CLASS B SHARES..............................................          15,702           N/A            N/A
(4)(a) Modification of Fundamental Restriction on Concentration....      6,156,539       548,114      2,447,213*
(4)(b) Modification of Fundamental Restrictions on Issuing Senior
       Securities and Borrowing Money.............................       6,156,539       548,114      2,447,213*
(4)(c) Modification of Fundamental Restriction on Making Loans.....      6,156,539       548,114      2,447,213*
(4)(d) Modification of Fundamental Restriction on Underwriting
       Securities.................................................       6,156,539       548,114      2,447,213*
(4)(e) Modification of Fundamental Restriction on Real Estate
       Investments................................................       6,156,539       548,114      2,447,213*
(4)(f) Modification of Fundamental Restriction on Investing in
       Commodities................................................       6,154,943       549,710      2,447,213*
(4)(g) Elimination of Fundamental Restriction on Margin
       Transactions...............................................       6,154,943       549,710      2,447,213*
(4)(h) Elimination of Fundamental Restriction on Selling Securities
       Short......................................................       6,151,293       553,360      2,447,213*

                                                                                       VOTES        WITHHELD/
      TRUSTEE/MATTER                                                  VOTES FOR       AGAINST      ABSTENTIONS
      ------------------------------------------------------------  --------------  ------------  -------------
(4)(i) Approval of New Fundamental Investment Policy Regarding
       Investment of All of Each Fund's in an Open-End Fund.......       6,156,539       548,114      2,447,213*
(5)   Approval of an agreement and plan of conversion and
       termination with respect to the Company....................     190,027,469     6,362,084     94,055,040*
(6)   Ratification of the selection of Coopers and Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's
       Independent Public Accountants.............................     191,358,779     2,114,168     11,333,063

------------------------
   * Includes Broker Non-Votes

------------------------

FEDERAL TAX INFORMATION (UNAUDITED):

For the fiscal year ended October 31, 1998, the amount of income received by the Fund from sources within foreign countries and possessions of the United States was $.852 per share (representing a total of $9,916,743). The amount of taxes paid by the Fund to such countries for the fiscal year ended October 31, 1998 was $.03 per share (representing a total of $349,544). The following table provides a breakdown by country of ordinary income dividends and foreign taxes paid by the Fund during the fiscal year ended October 31, 1998:


COUNTRY                                                                                  GROSS INCOME %   FOREIGN TAX PAID %
---------------------------------------------------------------------------------------  --------------   ------------------
Argentina..............................................................................       4.34                 --
Brazil.................................................................................      12.10              14.33
Bulgaria...............................................................................       1.54                 --
Chile..................................................................................       2.38              18.66
China..................................................................................       1.81                 --
Egypt..................................................................................       9.02               1.18
Israel.................................................................................       1.43               8.94
Malaysia...............................................................................       0.50               2.33
Mexico.................................................................................       6.32                 --
Pakistan...............................................................................       1.37               1.19
Peru...................................................................................       1.90                 --
Philippines............................................................................       0.35               1.26
Russia.................................................................................      34.21                 --
South Africa...........................................................................       5.64                 --
Taiwan.................................................................................       0.44               3.86
Thailand...............................................................................       0.07              33.73
Turkey.................................................................................       1.75                 --
Various................................................................................       8.45               2.62
                                                                                         --------------      --------
                                                                                             93.62              88.10
Nonqualifying..........................................................................       1.54              11.90
United States..........................................................................       4.84                 --
                                                                                         --------------      --------
                                                                                            100.00%            100.00%
                                                                                         --------------      --------
                                                                                         --------------      --------

Information needed by shareholders to prepare their 1998 federal income tax return will be provided with the annual 1099 information in January 1999.

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders of AIM Latin American Growth Fund (formerly GT Global Latin America Growth Fund) and Board of Trustees of AIM Investment Funds (formerly G.T. Investment Funds, Inc.):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Latin American Growth Fund at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                     PRICEWATERHOUSECOOPERS LLP

BOSTON, MASSACHUSETTS
DECEMBER 18, 1998

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (28.0%)
  Telecomunicacoes Brasileiras S.A. (Telebras): .............   BRZL               --             --         4.5
    TELEPHONE NETWORKS
    ADR{\/} .................................................   --             64,040   $  4,863,038          --
    Common ..................................................   --         86,027,027          8,655          --
  Nortel Inversora S.A. - ADR{\/} ...........................   ARG           187,700      4,176,325         3.9
    TELEPHONE NETWORKS
  Carso Global Telecom "A1" .................................   MEX         1,227,000      3,339,850         3.1
    TELEPHONE NETWORKS
  Grupo Televisa, S.A. de C.V. - GDR-/- {\/} ................   MEX           105,600      2,864,400         2.7
    BROADCASTING & PUBLISHING
  Companhia de Saneamento Basico do Estado de Sao Paulo -
   SABESP ...................................................   BRZL       26,766,622      2,154,255         2.0
    BUSINESS & PUBLIC SERVICES
  Telecomunicacoes de Sao Paulo S.A. (TELESP): ..............   BRZL               --             --         1.9
    TELEPHONE - REGIONAL/LOCAL
    Common-/- ...............................................   --         18,256,100      1,982,183          --
    Preferred ...............................................   --            715,813        120,022          --
  Telefonica de Argentina S.A. - ADR{\/} ....................   ARG            56,200      1,858,113         1.7
    TELEPHONE NETWORKS
  Telesp Participacoes S.A.-/- ..............................   BRZL       86,027,027      1,543,409         1.4
    TELEPHONE - REGIONAL/LOCAL
  Controladora Comercial Mexicana, S.A. de C.V. - UBC[.] ....   MEX         2,110,000      1,336,633         1.2
    RETAILERS-FOOD
  Supermercados Unimarc S.A. - ADR (Chile){\/} ..............   CHLE          207,200        712,249         0.7
    RETAILERS-FOOD
  Companhia Brasileira de Distribuicao Grupo Pao de Acucar -
   ADR{\/} ..................................................   BRZL           42,978        693,020         0.6
    RETAILERS-FOOD
  Embratel Participacoes S.A.-/- ............................   BRZL       86,027,027        663,522         0.6
    TELEPHONE - LONG DISTANCE
  Telesp Celulars S.A.: .....................................   BRL                --             --         0.6
    WIRELESS COMMUNICATIONS
    Preferred "B" ...........................................   --          6,373,727        315,267          --
    Common ..................................................   --         12,531,500        273,155          --
  Tele Norte Leste Participacoes S.A.-/- ....................   BRZL       86,027,027        483,217         0.5
    TELEPHONE - REGIONAL/LOCAL
  Grupo Posadas S.A.: .......................................   MEX                --             --         0.5
    LEISURE & TOURISM
    "L"-/- ..................................................   --            752,300        275,513          --
    "A"-/- ..................................................   --            471,000        177,155          --
  Telerj Celular S.A. "B" Preferred-/- ......................   BRZL       14,509,681        450,082         0.4
    WIRELESS COMMUNICATIONS
  Tele Centro Sul Participacoes S.A.-/- .....................   BRZL       86,027,027        396,671         0.4
    TELEPHONE - REGIONAL/LOCAL
  El Puerto de Liverpool, S.A. de C.V. ......................   MEX           283,200        364,407         0.3
    RETAILERS-OTHER
  Telesp Celular Participacoes S.A.-/- ......................   BRZL       86,027,027        280,554         0.3
    WIRELESS COMMUNICATIONS
  Cintra S.A. ...............................................   MEX           393,300        233,574         0.2
    TRANSPORTATION - AIRLINES
  Santa Isabel S.A. - ADR{\/} ...............................   CHLE           36,684        213,226         0.2
    RETAILERS-FOOD

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (Continued)
  Tele Sudeste Celular Participacoes S.A.-/- ................   BRZL       86,027,027   $    165,880         0.2
    WIRELESS COMMUNICATIONS
  Tele Celular Sul Participacoes S.A.-/- ....................   BRZL       86,027,027         54,813         0.1
    WIRELESS COMMUNICATIONS
  Tele Centro Oeste Celular Participacoes S.A.-/- ...........   BRZL       86,027,027         54,091          --
    WIRELESS COMMUNICATIONS
  Telemig Celular Participacoes S.A.-/- .....................   BRZL       86,027,027         52,649          --
    WIRELESS COMMUNICATIONS
  Tele Nordeste Celular Participacoes S.A.-/- ...............   BRZL       86,027,027         32,455          --
    WIRELESS COMMUNICATIONS
  Tele Leste Celular Participacoes S.A.-/- ..................   BRZL       86,027,027         26,685          --
    WIRELESS COMMUNICATIONS
  Tele Norte Celular Participacoes S.A.-/- ..................   BRZL       86,027,027         17,309          --
    WIRELESS COMMUNICATIONS
                                                                                        ------------
                                                                                          30,182,377
                                                                                        ------------
Energy (20.3%)
  Petroleo Brasileiro S.A. (Petrobras) Preferred ............   BRZL       41,660,500      5,238,996         4.9
    OIL
  Companhia Energetica de Minas Gerais (CEMIG) - ADR{\/} ....   BRZL          130,006      2,518,863         2.3
    ELECTRICAL & GAS UTILITIES
  Enersis S.A. - ADR{\/} ....................................   CHLE           93,200      1,945,550         1.8
    ELECTRICAL & GAS UTILITIES
  Companhia Paranaense de Energia - Copel ...................   BRZL               --             --         1.8
    ELECTRICAL & GAS UTILITIES
    "ADR"{\/} ...............................................   --            162,200      1,257,050          --
    Common-/- ...............................................   --        103,347,000        633,356          --
  Gener S.A. - ADR{\/} ......................................   CHLE          102,819      1,657,956         1.5
    ELECTRICAL & GAS UTILITIES
  Companhia de Eletricidade do Estado da Bahia - COELBA .....   BRZL       51,530,000      1,641,633         1.5
    ELECTRICAL & GAS UTILITIES
  Empresa Nacional de Electricidad S.A. - ADR{\/} ...........   CHLE          115,900      1,151,756         1.1
    ELECTRICAL & GAS UTILITIES
  Harken Energy Corp.-/- ....................................   US            334,670      1,150,428         1.1
    OIL
  C.A. La Electricidad de Caracas ...........................   VENZ        3,991,353      1,134,107         1.1
    ELECTRICAL & GAS UTILITIES
  Eletropaulo Metropolitana Preferred .......................   BRZL       30,003,180      1,011,174         0.9
    ELECTRICAL & GAS UTILITIES
  Companhia Brasileira de Petroleo Ipiranga S.A.
   Preferred ................................................   BRZL      173,785,000        932,448         0.9
    GAS
  Light - Servicos de Electricidade S.A. ....................   BRZL        6,310,000        782,931         0.7
    ELECTRICAL & GAS UTILITIES
  Companhia Paulista de Forca e Luz .........................   BRZL               --             --         0.4
    ELECTRICAL & GAS UTILITIES
    Common-/- ...............................................   --          5,030,000        421,697          --
    Preferred-/- ............................................   --             21,438          1,258          --
  Centrais Geradoras do Sul do Brasil S.A. (Gerasul): .......   BRZL               --             --         0.2
    ELECTRICAL & GAS UTILITIES
    Preferred-/- ............................................   --        108,069,830        122,312          --
    Common-/- ...............................................   --         87,753,000         89,754          --

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Energy (Continued)
  Empresa Bandeirante de Energia S.A.-/- ....................   BRZL       14,986,180   $    145,615         0.1
    ELECTRICAL & GAS UTILITIES
                                                                                        ------------
                                                                                          21,836,884
                                                                                        ------------
Finance (12.8%)
  Uniao de Bancos Brasileiros S.A. (Unibanco) Units{=} ......   BRZL       80,014,700      2,626,237         2.4
    BANKS-MONEY CENTER
  Banco Rio de La Plata S.A. - ADR{\/} ......................   ARG           247,200      2,224,800         2.1
    BANKS-MONEY CENTER
  Administradora de Fondos de Pensiones Provida S.A. -
   ADR{\/} ..................................................   CHLE          117,400      1,665,613         1.5
    INVESTMENT MANAGEMENT
  Banco de Galicia y Buenos Aires, S.A. de C.V. - ADR{\/} ...   ARG            94,520      1,612,748         1.5
    BANKS-MONEY CENTER
  Banco LatinoAmericano de Exportaciones S.A. (Bladex)
   "E"{\/} ..................................................   PAN            57,597      1,249,135         1.2
    OTHER FINANCIAL
  Grupo Financiero Banorte, S.A. de C.V. "B"-/- .............   MEX         1,898,671      1,157,657         1.1
    BANKS-SUPER REGIONAL
  Grupo Financiero Banamex Accival, S.A. de C.V. "B"-/- .....   MEX           906,700        942,329         0.9
    BANKS-MONEY CENTER
  Inversiones y Representaciones S.A. (IRSA) - GDR{\/} ......   ARG            32,700        846,113         0.8
    REAL ESTATE
  Credicorp Ltd. - ADR{\/} ..................................   PERU           94,682        639,104         0.6
    BANKS-MONEY CENTER
  Banco de A. Edwards - ADR{\/} .............................   CHLE           59,880        538,920         0.5
    BANKS-MONEY CENTER
  Banco Wiese - ADR{\/} .....................................   PERU          131,400        238,163         0.2
    BANKS-MONEY CENTER
                                                                                        ------------
                                                                                          13,740,819
                                                                                        ------------
Materials/Basic Industry (12.7%)
  Sociedad Quimica y Minera de Chile S.A. - ADR{\/} .........   CHLE           95,100      3,162,075         2.9
    CHEMICALS
  Companhia Vale do Rio Doce "A" Preferred ..................   BRZL          160,703      2,425,096         2.2
    METALS - STEEL
  Industrias Penoles S.A. (CP) ..............................   MEX           634,600      1,940,922         1.8
    METALS - NON-FERROUS
  Apasco, S.A. de C.V. ......................................   MEX           523,000      1,915,372         1.8
    CEMENT
  Grupo Cementos de Chihuahua, S.A. de C.V. "B" .............   MEX         1,362,500        730,946         0.7
    CEMENT
  Compania de Minas Buenaventura S.A. - ADR{\/} .............   PERU           51,300        628,425         0.6
    GOLD
  Siderca S.A. "A" ..........................................   ARG           443,400        620,946         0.6
    METALS - STEEL
  Grupo Mexico S.A. "B" .....................................   MEX           235,824        599,889         0.6
    METALS - NON-FERROUS
  Votorantim Celulose e Papel S.A. ..........................   BRZL       57,900,000        509,683         0.5
    PAPER/PACKAGING
  Usinas Siderurgicas de Minas Gerais S.A. - USIMINAS .......   BRZL          160,300        505,305         0.5
    METALS - STEEL

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Materials/Basic Industry (Continued)
  Caemi Mineracao e Metalurgia S.A. Preferred ...............   BRZL       12,750,000   $    272,573         0.2
    METALS - STEEL
  Venezolana de Cementos, S.A.C.A.: .........................   VENZ               --             --         0.2
    CEMENT
    "A" .....................................................   --            521,635        156,261          --
    "B" .....................................................   --            344,828         94,182          --
  Companhia Cimento Portland Itau Preferred .................   BRZL          650,000         87,190         0.1
    CEMENT
                                                                                        ------------
                                                                                          13,648,865
                                                                                        ------------
Consumer Non-Durables (12.5%)
  Fomento Economico Mexicano, S.A. de C.V. - ADR{\/} ........   MEX           165,450      4,312,041         4.0
    BEVERAGES - NON-ALCOHOLIC
  Kimberly-Clark de Mexico, S.A. de C.V. "A" ................   MEX           825,600      2,418,862         2.3
    PERSONAL CARE/COSMETICS
  Compania Cervecerias Unidas S.A. - ADR{\/} ................   CHLE          105,400      1,897,200         1.8
    BEVERAGES - ALCOHOLIC
  Companhia de Tecidos Norte de Minas Preferred .............   BRZL       11,622,000      1,344,598         1.2
    TEXTILES & APPAREL
  Quilmes Industrial S.A. - ADR{\/} .........................   ARG           126,098      1,158,525         1.1
    BEVERAGES - ALCOHOLIC
  Grupo Industrial Maseca, S.A. de C.V. "B" .................   MEX         1,298,000      1,053,509         1.0
    FOOD
  Pepsi-Gemex S.A. - GDR{\/} ................................   MEX           122,800        798,200         0.7
    BEVERAGES - NON-ALCOHOLIC
  Embotelladora Andina S.A. "B" - ADR{\/} ...................   CHLE           37,800        444,150         0.4
    BEVERAGES - NON-ALCOHOLIC
  Sudamtex de Venezuela "B" - ADR{\/} .......................   VENZ           34,764         34,764          --
    TEXTILES & APPAREL
  Cerveceria Backus & Johnston S.A. "T" .....................   PERU           87,469         31,086          --
    BEVERAGES - ALCOHOLIC
                                                                                        ------------
                                                                                          13,492,935
                                                                                        ------------
Multi-Industry/Miscellaneous (7.9%)
  Grupo Carso, S.A. de C.V. "A1" ............................   MEX           879,800      3,047,907         2.8
    MULTI-INDUSTRY
  Itausa Investimentos Itau S.A. Preferred ..................   BRZL        3,749,289      1,980,258         1.8
    MULTI-INDUSTRY
  Alfa, S.A. de C.V. "A" ....................................   MEX           645,100      1,724,013         1.6
    CONGLOMERATE
  Desc, S.A. de C.V. - ADR{\/} ..............................   MEX            83,440      1,574,930         1.5
    CONGLOMERATE
  Quinenco S.A. - ADR{\/} ...................................   CHLE           29,900        216,775         0.2
    CONGLOMERATE
                                                                                        ------------
                                                                                           8,543,883
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Capital Goods (0.9%)
  ARA, S.A. de C.V.-/- ......................................   MEX           230,000   $    505,394         0.5
    CONSTRUCTION
  Corporacion GEO, S.A. de C.V. "B"-/- ......................   MEX           271,000        469,415         0.4
    CONSTRUCTION
                                                                                        ------------
                                                                                             974,809
                                                                                        ------------
Consumer Durables (0.6%)
  Sanluis Corporacion, S.A. de C.V. .........................   MEX           455,500        652,840         0.6
    AUTO PARTS
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $166,683,412) ................                            103,073,412        95.7
                                                                                        ------------       -----

                                                                            NO. OF         VALUE         % OF NET
RIGHTS                                                                      RIGHTS        (NOTE 1)        ASSETS
-------------------------------------------------------------             -----------   ------------   -------------
  Companhia Paulista de Forca e Luz Preferred Rights, expire
   November 5, 1998 (cost $0)  ..............................                  12,350            147          --
                                                                                        ------------       -----

                                                                           PRINCIPAL       VALUE         % OF NET
FIXED INCOME INVESTMENTS                                       CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Corporate Bonds (0.0%)
  Brazil (0.0%)
    Companhia Vale do Rio Doce - Non Convertible (cost
     $0) ....................................................   BRL           276,400             --          --
                                                                                        ------------       -----

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated October 30, 1998, with State Street Bank & Trust Co., due November 2, 1998, for an effective yield of 5.30%,
   collateralized by $200,000 U.S. Treasury Notes, 9.125% due
   5/15/99 (market value of collateral is $213,250, including
   accrued interest). (cost $205,000) .......................                                205,000         0.2
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $166,888,412)  * ....................                            103,278,559        95.9
Other Assets and Liabilities ................................                              4,405,348         4.1
                                                                                        ------------       -----

NET ASSETS ..................................................                           $107,683,907       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        [.]  Each unit represents 3 "B" shares and 1 "C" share.
        {=} Each unit represents one preferred share of Unibanco and one preferred "B" share of Unibanco Holdings.
          * For Federal income tax purposes, cost is $169,023,946 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   1,252,923
                 Unrealized depreciation:           (66,998,310)
                                                  -------------
                 Net unrealized depreciation:     $ (65,745,387)
                                                  -------------
                                                  -------------

             Abbreviation:
             ADR--American Depositary Receipt
             GDR--Global Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at October 31, 1998, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS
                                                    {D}
                                        ---------------------------
                                                 SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY    & OTHER     TOTAL
--------------------------------------  ------   ----------   -----
Argentina (ARG/ARS) ..................   11.7                  11.7
Brazil (BRZL/BRL) ....................   36.2                  36.2
Chile (CHLE/CLP) .....................   12.6                  12.6
Mexico (MEX/MXN) .....................   30.2                  30.2
Panama (PAN/PND) .....................    1.2                   1.2
Peru (PERU/PES) ......................    1.4                   1.4
United States (US/USD) ...............    1.1        4.3        5.4
Venezuela (VENZ/VEB) .................    1.3                   1.3
                                        ------       ---      -----
Total  ...............................   95.7        4.3      100.0
                                        ------       ---      -----
                                        ------       ---      -----

--------------

{d}  Percentages indicated are based on net assets of $107,683,907.

    The accompanying notes are an integral part of the financial statements.

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                October 31, 1998

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $166,888,412) (Note 1).................................  $103,278,559
  U.S. currency....................................................................................           593
  Receivable for Fund shares sold..................................................................     5,053,642
  Dividends receivable.............................................................................       796,039
  Receivable for securities sold...................................................................       294,094
  Interest receivable..............................................................................            60
                                                                                                     ------------
    Total assets...................................................................................   109,422,987
                                                                                                     ------------
Liabilities:
  Payable for Fund shares repurchased..............................................................       937,281
  Payable for investment management and administration fees (Note 2)...............................       395,486
  Payable for service and distribution expenses (Note 2)...........................................       164,858
  Payable for transfer agent fees (Note 2).........................................................       100,718
  Payable for professional fees....................................................................        47,847
  Payable for registration and filing fees.........................................................        35,645
  Payable for printing and postage expenses........................................................        23,375
  Payable for custodian fees.......................................................................        22,360
  Payable for Trustees' fees and expenses (Note 2).................................................         1,483
  Payable for fund accounting fees (Note 2)........................................................           100
  Other accrued expenses...........................................................................         9,927
                                                                                                     ------------
    Total liabilities..............................................................................     1,739,080
                                                                                                     ------------
Net assets.........................................................................................  $107,683,907
                                                                                                     ------------
                                                                                                     ------------
Class A:
Net asset value and redemption price per share ($60,719,898 DIVIDED BY 5,191,631 shares
 outstanding)......................................................................................  $      11.70
                                                                                                     ------------
                                                                                                     ------------
Maximum offering price per share (100/95.25 of $11.70) *...........................................  $      12.28
                                                                                                     ------------
                                                                                                     ------------
Class B:+
Net asset value and offering price per share ($46,599,065 DIVIDED BY 4,055,494 shares
 outstanding)......................................................................................  $      11.49
                                                                                                     ------------
                                                                                                     ------------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($364,944 DIVIDED BY
 31,167 shares outstanding)........................................................................  $      11.71
                                                                                                     ------------
                                                                                                     ------------
Net assets consist of:
  Paid in capital..................................................................................  $204,122,934
  Undistributed net investment income..............................................................       831,995
  Accumulated net realized loss on investments and foreign currency transactions...................   (33,630,013)
  Net unrealized depreciation on translation of assets and liabilities in foreign currencies.......       (31,156)
  Net unrealized depreciation of investments.......................................................   (63,609,853)
                                                                                                     ------------
Total -- representing net assets applicable to capital shares outstanding..........................  $107,683,907
                                                                                                     ------------
                                                                                                     ------------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1998

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of $574,241)...............................  $  5,834,403
  Securities lending income..................................................................       196,393
  Interest income............................................................................       133,008
                                                                                               ------------
    Total investment income..................................................................     6,163,804
                                                                                               ------------
Expenses:
  Investment management and administration fees (Note 2).....................................     2,036,326
  Service and distribution expenses: (Note 2)
    Class A....................................................................  $    560,118
    Class B....................................................................       959,894     1,520,012
                                                                                 ------------
  Transfer agent fees (Note 2)...............................................................       800,000
  Interest expense...........................................................................       350,276
  Printing and postage expenses..............................................................       193,815
  Professional fees..........................................................................       124,425
  Custodian fees.............................................................................       105,785
  Registration and filing fees...............................................................        90,950
  Fund accounting fees (Note 2)..............................................................        55,950
  Trustees' fees and expenses (Note 2).......................................................        10,585
  Other expenses.............................................................................        20,281
                                                                                               ------------
    Total expenses before reimbursement......................................................     5,308,405
                                                                                               ------------
      Expenses reimbursed by A I M Advisors, Inc.............................................      (297,829)
                                                                                               ------------
    Total net expenses.......................................................................     5,010,576
                                                                                               ------------
Net investment income........................................................................     1,153,228
                                                                                               ------------
Net realized and unrealized loss on investments and foreign currencies:
  Net realized loss on investments.............................................   (18,439,149)
  Net realized loss on foreign currency transactions...........................      (276,597)
                                                                                 ------------
    Net realized loss during the year........................................................   (18,715,746)
  Net change in unrealized depreciation on translation of assets and
   liabilities in foreign currencies...........................................       (24,435)
  Net change in unrealized depreciation of investments.........................   (54,450,981)
                                                                                 ------------
    Net unrealized depreciation during the year..............................................   (54,475,416)
                                                                                               ------------
Net realized and unrealized loss on investments and foreign currencies.......................   (73,191,162)
                                                                                               ------------
Net decrease in net assets resulting from operations.........................................  $(72,037,934)
                                                                                               ------------
                                                                                               ------------

    The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                 YEAR ENDED         YEAR ENDED
                                                                              OCTOBER 31, 1998   OCTOBER 31, 1997
                                                                              ----------------   ----------------
Decrease in net assets
Operations:
  Net investment income.....................................................   $     1,153,228    $     1,116,958
  Net realized gain (loss) on investments and foreign currency
   transactions.............................................................       (18,715,746)        84,545,615
  Net change in unrealized appreciation (depreciation) on translation of
   assets and liabilities in foreign currencies.............................           (24,435)            25,640
  Net change in unrealized depreciation of investments......................       (54,450,981)       (47,707,162)
                                                                              ----------------   ----------------
    Net increase (decrease) in net assets resulting from operations.........       (72,037,934)        37,981,051
                                                                              ----------------   ----------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income................................................          (219,544)                --
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income................................................            (5,514)                --
                                                                              ----------------   ----------------
    Total distributions.....................................................          (225,058)                --
                                                                              ----------------   ----------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested..........................       771,991,302      1,267,100,757
  Decrease from capital shares repurchased..................................      (885,624,465)    (1,327,093,718)
                                                                              ----------------   ----------------
    Net decrease from capital share transactions............................      (113,633,163)       (59,992,961)
                                                                              ----------------   ----------------
Total decrease in net assets................................................      (185,896,155)       (22,011,910)
Net assets:
  Beginning of year.........................................................       293,580,062        315,591,972
                                                                              ----------------   ----------------
  End of year *.............................................................   $   107,683,907    $   293,580,062
                                                                              ----------------   ----------------
                                                                              ----------------   ----------------
 * Includes undistributed net investment income of:.........................   $       831,995    $       219,672
                                                                              ----------------   ----------------
                                                                              ----------------   ----------------

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS A
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1998 (d)    1997 (d)    1996 (d)    1995 (d)    1994 (d)
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   19.50   $   17.95   $   15.38   $   26.11   $   19.78
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........       0.13*       0.11        0.09        0.15       (0.08)
  Net realized and unrealized gain
   (loss) on investments................      (7.90)       1.44        2.59       (9.28)       6.75
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............      (7.77)       1.55        2.68       (9.13)       6.67
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............      (0.03)         --       (0.08)         --       (0.19)
  From net realized gain on
   investments..........................         --          --          --       (1.60)      (0.15)
  In excess of net investment income....         --          --       (0.03)         --          --
                                          ----------  ----------  ----------  ----------  ----------
Total distributions.....................      (0.03)         --       (0.11)      (1.60)      (0.34)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $   11.70   $   19.50   $   17.95   $   15.38   $   26.11
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............     (39.86)%      8.52%      17.52%     (37.16)%     34.10%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  60,720   $ 159,496   $ 177,373   $ 182,462   $ 336,960
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and/or
   reimbursement (Note 2)...............       0.78%       0.52%       0.46%       0.86%      (0.29)%
  Without expense reductions and/or
   reimbursement........................       0.64%       0.42%       0.39%       0.85%        N/A
Ratio of expenses to average net assets
 excluding interest expense:
  With expense reductions and/or
   reimbursement (Note 2)...............       2.00%       1.96%       2.03%       2.11%       2.04%
  Without expense reductions and/or
   reimbursement........................       2.14%       2.06%       2.10%       2.12%        N/A
Ratio of interest expenses to average
 net assets++...........................       0.17%        N/A         N/A         N/A         N/A
Portfolio turnover rate++...............         39%        130%        101%        125%        155%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Before reimbursement the net investment income per share would have been reduced by $0.02 for Class A, B, and Advisor.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS B
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1998 (d)    1997 (d)    1996 (d)    1995 (d)    1994 (d)
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   19.23   $   17.78   $   15.21   $   25.94   $   19.75
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........       0.04*       0.01       (0.00)       0.06       (0.22)
  Net realized and unrealized gain
   (loss) on investments................      (7.78)       1.44        2.59       (9.19)       6.74
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............      (7.74)       1.45        2.59       (9.13)       6.52
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............         --          --       (0.01)         --       (0.18)
  From net realized gain on
   investments..........................         --          --          --       (1.60)      (0.15)
  In excess of net investment income....         --          --       (0.01)         --          --
                                          ----------  ----------  ----------  ----------  ----------
Total distributions.....................         --          --       (0.02)      (1.60)      (0.33)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $   11.49   $   19.23   $   17.78   $   15.21   $   25.94
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............     (40.19)%      8.04%      17.02%     (37.42)%     33.33%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  46,599   $ 133,448   $ 137,400   $ 134,527   $ 211,673
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and/or
   reimbursement (Note 2)...............       0.28%       0.02%      (0.04)%      0.36%      (0.79)%
  Without expense reductions and/or
   reimbursement........................       0.14%      (0.08)%     (0.11)%      0.35%        N/A
Ratio of expenses to average net assets
 excluding interest expense:
  With expense reductions and/or
   reimbursement (Note 2)...............       2.50%       2.46%       2.53%       2.61%       2.54%
  Without expense reductions and/or
   reimbursement........................       2.64%       2.56%       2.60%       2.62%        N/A
Ratio of interest expenses to average
 net assets++...........................       0.17%        N/A         N/A         N/A         N/A
Portfolio turnover rate++...............         39%        130%        101%        125%        155%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Before reimbursement the net investment income per share would have been reduced by $0.02 for Class A, B, and Advisor.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                             ADVISOR CLASS+
                                          ----------------------------------------------------
                                             YEAR       YEAR ENDED OCTOBER 31,   JUNE 1, 1995
                                             ENDED                                    TO
                                          OCTOBER 31,  ------------------------   OCTOBER 31,
                                           1998 (d)     1997 (d)     1996 (d)        1995
                                          -----------  -----------  -----------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....   $   19.57    $   17.94    $   15.40     $   15.95
                                          -----------  -----------  -----------  -------------
Income from investment operations:
  Net investment income (loss)..........        0.21*        0.19         0.17          0.09
  Net realized and unrealized gain
   (loss) on investments................       (7.92)        1.44         2.58         (0.64)
                                          -----------  -----------  -----------  -------------
    Net increase (decrease) from
     investment operations..............       (7.71)        1.63         2.75         (0.55)
                                          -----------  -----------  -----------  -------------
Distributions to shareholders:
  From net investment income............       (0.15)          --        (0.14)           --
  From net realized gain on
   investments..........................          --           --           --            --
  In excess of net investment income....          --           --        (0.07)           --
                                          -----------  -----------  -----------  -------------
Total distributions.....................       (0.15)          --        (0.21)           --
                                          -----------  -----------  -----------  -------------
Net asset value, end of period..........   $   11.71    $   19.57    $   17.94     $   15.40
                                          -----------  -----------  -----------  -------------
                                          -----------  -----------  -----------  -------------

Total investment return (c).............      (39.67)%       8.91%       18.16%        (3.45)%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $     365    $     636    $     818     $     369
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and/or
   reimbursement (Note 2)...............        1.28%        1.02%        0.96%         1.36%(a)
  Without expense reductions and/or
   reimbursement........................        1.14%        0.92%        0.89%         1.35%(a)
Ratio of expenses to average net assets
 excluding interest expense:
  With expense reductions and/or
   reimbursement (Note 2)...............        1.50%        1.46%        1.53%         1.61%(a)
  Without expense reductions and/or
   reimbursement........................        1.64%        1.56%        1.60%         1.62%(a)
Ratio of interest expenses to average
 net assets++...........................        0.17%         N/A          N/A           N/A
Portfolio turnover rate++...............          39%         130%         101%          125%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Before reimbursement the net investment income per share would have been reduced by $0.02 for Class A, B, and Advisor.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                October 31, 1998

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (SEE ALSO NOTE 2)
AIM Latin American Growth Fund ( the "Fund"), formerly GT Global Latin American Growth Fund, is a separate series of AIM Investment Funds (the "Trust"), formerly GT Investment Funds, Inc. The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified, open-end management investment company. The Trust has thirteen series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by A I M Advisors, Inc. ("the Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward

Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amount shown in the Fund's "Statement of Assets and Liabilities." The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the fund hold the underlying securities and, for a put, requires the Fund to maintain in a segregated account cash, U.S. government securities, or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock or bond market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock or bond market and to fluctuations in currency values or interest rates. At October 31, 1998, the fund had no open futures contracts.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At October 31, 1998, stocks with an aggregate value of approximately $12,106,364 were on loan to brokers. The loans were secured by cash collateral of $12,196,698. For the year ended October 31, 1998, the Fund received $196,393 of income from securities lending.

For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carry forward of $31,494,478, of which $8,211,998 expires in 2003, $6,727,327 expires in 2004 and
$16,555,153 expires in 2006.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(M) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the year, restricted securities, if any, (excluding 144A issues), are shown at the end of the Fund's Portfolio of Investments.

(N) LINE OF CREDIT
The Fund, along with certain other funds advised and/or administered by the Manager, has a line of credit with each of BankBoston and State Street Bank and Trust Company. The arrangements with the banks allow the Fund and certain other Funds to borrow, on a first come, first serve basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets. On October 31, 1998, the Fund had no loans outstanding.

For the year ended October 31, 1998, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for the Fund was $7,732,934, with a weighted average interest rate of 6.28%. Interest expense for the Fund for the year ended October 31, 1998, was $329,369. Other interest expense charges amounted to $20,907.

2. RELATED PARTIES
A I M Advisors, Inc. (the "Manager"), an indirect wholly-owned subsidiary of AMVESCAP PLC, is the Fund's investment manager and administrator and INVESCO
(NY), Inc., (formerly, Chancellor LGT Asset Management, Inc.) is the Fund's investment sub-advisor and sub-administrator. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT") consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. As a result of this transaction, Chancellor LGT was renamed INVESCO (NY), Inc., and is now an indirect wholly-owned subsidiary of AMVESCAP PLC. A I M Distributors, Inc. ("AIM Distributors"), a wholly-owned subsidiary of the Manager, is the Fund's distributor as of the close of business on May 29, 1998. The Trust was reorganized from a Maryland corporation into a Delaware business trust on September 8, 1998. Finally, as of the close of business on September 4, 1998, A I M Fund Services, Inc. ("AFS"), an affiliate of the Manager and AIM Distributors, replaced GT Global Investor Services, Inc. ("GT Services") as the transfer agent of the Fund.

The Fund pays investment management and administration fees to the Manager at the annualized rate of 0.975% of the first $500 million of average daily net assets of the Fund; 0.95% of the next $500 million; 0.925% of the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly.

AIM Distributors, an affiliate of the Manager, is the Fund's distributor. For the period ended May 29, 1998, GT Global, Inc. ("GT Global"), an affiliate of the investment sub-advisor, served as the Fund's distributor. The Fund offers Class A, Class B and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. AIM Distributors collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1998, AIM Distributors and GT Global retained $10,956 and $16,513, respectively. Purchases of Class A shares exceeding $1,000,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. AIM Distributors and GT Global collected CDSCs in the amount of $0 and $74, respectively. AIM Distributors also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, AIM Distributors, from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended October 31, 1998, AIM Distributors and GT Global collected CDSCs in the amount of $205,097 and $586,137, respectively. In addition, AIM Distributors makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

For the period ended May 29, 1998, pursuant to the then effective separate distribution plans adopted under the 1940 Act Rule 12b-1 by the Trust's Board of Trustees with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Class A Plan would have been incurred within one year of such reimbursement.

For the period ended May 29, 1998, pursuant to the Class B Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continued in effect.

Effective as of the close of business May 29, 1998, pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees adopted a Master Distribution Plan applicable to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund compensates AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A or Class B shares of the Fund. Under the Class A Plan, the Fund compensates AIM Distributors at the annualized rate of 0.50% of the average daily net assets of the Fund's Class A shares. Under the Class B Plan, the Fund compensates AIM Distributors at an annualized rate of 1.00% of the average daily net assets of the Fund's Class B shares.

The Class A Plan and the Class B Plan (together, the "Plans") are designed to compensate AIM Distributors for certain promotional and other sales-related costs, and to implement a dealer incentive program that provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A and Class B shares of the Fund. Payments also can be directed by AIM Distributors to financial institutions who have entered into service agreements with respect to Class A and Class B shares of the Fund and who provide continuing personal services to their customers who own Class A and Class B shares of the Fund. The service fees payable to selected financial institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts that were purchased on or after a prescribed date set forth in the Plans.

The Manager and AIM Distributors voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 2.00%, 2.50%, and 1.50% of the average net assets of the Fund's Class A, Class B and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by AIM Distributors of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or AIM Distributors of portions of the Fund's other operating expenses.

Effective as of the close of business September 4, 1998, the Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") an annualized fee of $24.85 per shareholder accounts that are open during any monthly period (this fee includes all out-of-pocket expenses), and an annualized fee of $0.70 per shareholder account that is closed during any monthly period. Both fees shall be billed by AFS monthly in arrears on a prorated basis of 1/12 of the annualized fee for all such accounts.

For the period November 1, 1997 to September 4, 1998, GT Services, an affiliate of the Manager and AIM Distributors, was the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services received an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also was reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services paid to the Manager is a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Investment Portfolios, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

The Trust pays each Trustee who is not an employee, officer or director of the Manager, or any other affiliated company, $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1998, purchases and sales of investment securities by the Fund, other than short-term investments, aggregated $80,756,729 and $185,978,861. There were no purchases or sales of U.S. government obligations for the year ended October 31, 1998.

4. CAPITAL SHARES
At October 31, 1998, there were 6,000,000,000 shares of the Trust's common stock authorized, at $0.0001 par value. Of this amount, 400,000,000 were classified as shares of the AIM Global Telecommunications Fund; 400,000,000 were classified as shares of AIM Global Government Income Fund; 200,000,000 were classified as shares of AIM Global Health Care Fund; 200,000,000 were classified as shares of AIM Strategic Income Fund; 200,000,000 were classified as shares of AIM Developing Markets Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of AIM Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of AIM Latin American Growth Fund; 200,000,000 were classified as shares of AIM Emerging Markets Fund; 200,000,000 were classified as shares of AIM Emerging Markets Debt Fund; 200,000,000 were classified as shares of AIM Global Financial Services Fund; 200,000,000 were classified as shares of AIM Global Resources Fund; 200,000,000 were classified as shares of AIM Global Infrastructure Fund; 200,000,000 were classified as shares of AIM Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Trusts were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fifteen series of the Trusts and designated as Advisor Class common stock. 1,100,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                         YEAR ENDED                   YEAR ENDED
                                                                      OCTOBER 31, 1998             OCTOBER 31, 1997
                                                                 ---------------------------  ---------------------------
CLASS A                                                             SHARES        AMOUNT         SHARES        AMOUNT
---------------------------------------------------------------  ------------  -------------  ------------  -------------
Shares sold....................................................    31,480,158  $ 504,106,417    46,171,230  $ 937,785,689
Shares issued in connection with reinvestment of
  distributions................................................         8,770        183,909            --             --
                                                                 ------------  -------------  ------------  -------------
                                                                   31,488,928    504,290,326    46,171,230    937,785,689
Shares repurchased.............................................   (34,474,810)  (565,877,892)  (47,874,889)  (980,118,186)
                                                                 ------------  -------------  ------------  -------------
Net decrease...................................................    (2,985,882) $ (61,587,566)   (1,703,659) $ (42,332,497)
                                                                 ------------  -------------  ------------  -------------
                                                                 ------------  -------------  ------------  -------------

CLASS B
---------------------------------------------------------------
Shares sold....................................................    14,533,097  $ 243,328,768    14,424,170  $ 299,346,687
Shares repurchased.............................................   (17,417,330)  (295,361,292)  (15,210,392)  (316,506,347)
                                                                 ------------  -------------  ------------  -------------
Net decrease...................................................    (2,884,233) $ (52,032,524)     (786,222) $ (17,159,660)
                                                                 ------------  -------------  ------------  -------------
                                                                 ------------  -------------  ------------  -------------
ADVISOR CLASS
---------------------------------------------------------------
Shares sold....................................................     1,261,470  $  24,366,740     1,448,623  $  29,968,381
Shares issued in connection with reinvestment of
  distributions................................................           261          5,468            --             --
                                                                 ------------  -------------  ------------  -------------
                                                                    1,261,731     24,372,208     1,448,623     29,968,381
Shares repurchased.............................................    (1,263,040)   (24,385,281)   (1,461,777)   (30,469,185)
                                                                 ------------  -------------  ------------  -------------
Net decrease...................................................        (1,309) $     (13,073)      (13,154) $    (500,804)
                                                                 ------------  -------------  ------------  -------------
                                                                 ------------  -------------  ------------  -------------

5. SUBSEQUENT EVENT (UNAUDITED)
Effective December 14, 1998, sub-advisory and sub-administration responsibility for the Fund was transferred from INVESCO (NY), Inc. to INVESCO Asset Management Ltd., another indirect wholly-owned subsidiary of AMVESCAP PLC. A I M Advisors, Inc. will continue to serve as the manager and administrator of the Fund. The transfer will not change the fees paid by A I M Advisors, Inc. for sub-advisory services and will not change the nature of the sub-advisory services provided to the Fund or the personnel providing such services.

6. PROXY RESULTS (UNAUDITED)
The Special Meeting of Shareholders of G.T. Investment Funds, Inc., now known as AIM Investment Funds (the "Trust"), was held on May 20, 1998 at the Trust's offices, 50 California Street, 26th Floor, San Francisco, California. The meeting was held for the following purposes:

(1) To elect Trustees as follows: C. Derek Anderson, Frank S. Bayley, William J. Guilfoyle, Arthur C. Patterson, Ruth H. Quigley.

(2) To approve a new Investment Management and Administration Contract and Sub-Advisory and Sub-Administration Contract with respect to each series of the Trust (each, a "Fund," and collectively, the "Funds").

(3) To approve replacement Rule 12b-1 plans of distribution with respect to Class A and B Shares of the Fund.

(4) To approve changes to the fundamental investment restrictions of the Fund.

(5) To approve an agreement and plan of conversion and termination for the Trust.

(6) To ratify the selection of Coopers & Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's independent public accountants.

    The results of the proxy solicitation on the above matters were as follows:

                                                                                                         VOTES     WITHHELD/
        TRUSTEE/MATTER                                                                     VOTES FOR    AGAINST   ABSTENTIONS
        --------------------------------------------------------------------------------  -----------  ---------  -----------
(1)     C. Derek Anderson...............................................................  191,685,088        N/A   13,123,292
        Frank S. Bayley.................................................................  191,766,811        N/A   13,041,568
        William J. Guilfoyle............................................................  191,828,959        N/A   12,979,420
        Arthur C. Patterson.............................................................  191,845,270        N/A   12,963,109
        Ruth H. Quigley.................................................................  191,869,887        N/A   12,938,492
(2)(a)  Approval of investment management and administration contract...................    4,693,066    238,916    1,771,193*
(2)(b)  Approval of sub-advisory and sub-administration contract........................    4,637,262    272,743    1,793,170*
(3)     Approval of replacement Rule 12b-1 plans of distribution
        CLASS A SHARES..................................................................    3,040,544    184,812      359,544
        CLASS B SHARES..................................................................    2,729,104    122,910      232,232
(4)(a)  Modification of Fundamental Restriction on Concentration........................    4,613,784    274,772    1,814,619*
(4)(b)  Modification of Fundamental Restriction on Issuing Senior Securities and
         Borrowing Money................................................................    4,612,620    275,936    1,814,619*
(4)(c)  Modification of Fundamental Restriction on Making Loans.........................    4,613,268    275,288    1,814,619*
(4)(d)  Modification of Fundamental Restriction on Underwriting Securities..............    4,613,784    274,772    1,814,619*
(4)(e)  Modification of Fundamental Restriction on Real Estate Investments                  4,613,315    275,241    1,814,619*
(4)(f)  Modification of Fundamental Restriction on Investing in Commodities.............    4,608,943    279,613    1,814,619*
(4)(g)  Elimination of Fundamental Restriction on Margin Transactions...................    4,610,509    278,047    1,814,619*
(4)(h)  Elimination of Fundamental Restriction on Pledging Assets.......................    4,612,396    276,160    1,814,619*
(4)(i)  Elimination of Fundamental Restriction on Investments in Oil, Gas and Mineral
         Leases and Programs............................................................    4,612,606    275,950    1,814,619*
(4)(j)  Approval of New Fundamental Investment Policy Regarding Investment of All of
         Each Fund's Assets in an Open-End Fund.........................................    4,613,154    275,402    1,814,619*
(5)     Approval of an agreement and plan of conversion and termination with respect to
         the Trust......................................................................  190,027,469  6,362,084   94,055,040*
(6)     Ratification of the selection of Coopers and Lybrand L.L.P., now known as
         PricewaterhouseCoopers LLP, as the Trust's independent public accountants......  191,358,779  2,114,168   11,333,063

------------------------
  * Includes Broker Non-Votes

FEDERAL TAX INFORMATION (UNAUDITED):

For the fiscal year ended October 31, 1998, the amount of income received by the Fund from sources within foreign countries and possessions of the United States was $.6907 per share (representing a total of $6,408,643). The amount of taxes paid by the Fund to such countries for the fiscal year ended October 31, 1998 was $.0619 per share (representing a total of $574,241). The following table provides a breakdown by country of ordinary income dividends and foreign taxes paid by the Fund during the fiscal year ended October 31, 1998.

COUNTRY                                                                           GROSS INCOME %   FOREIGN TAX PAID %
--------------------------------------------------------------------------------  --------------   ------------------
Argentina.......................................................................        6.47               0.00
Brazil..........................................................................       55.27              41.51
Chile...........................................................................       15.62              58.42
Mexico..........................................................................       17.23               0.00
Various.........................................................................        3.38               0.07
                                                                                     -------            -------
                                                                                       97.97             100.00
United States...................................................................        2.03               0.00
                                                                                     -------            -------
                                                                                      100.00%            100.00%
                                                                                     -------            -------
                                                                                     -------            -------

Information needed by shareholders to prepare their 1998 federal income tax return will be provided with the annual 1099 information in January 1999.

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION

                            ADVISOR CLASS SHARES OF
                         AIM EMERGING MARKETS DEBT FUND
                       AIM GLOBAL GOVERNMENT INCOME FUND
                        AIM GLOBAL GROWTH & INCOME FUND
                           AIM STRATEGIC INCOME FUND

                             (SERIES PORTFOLIOS OF
                             AIM INVESTMENT FUNDS)

                               11 GREENWAY PLAZA
                                   SUITE 100
                             HOUSTON, TX 77046-1173
                                 (713) 626-1919

                             ---------------------

        THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND
           IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS OF THE
            ABOVE-NAMED FUNDS, A COPY OF WHICH MAY BE OBTAINED FREE
                OF CHARGE FROM AUTHORIZED DEALERS OR BY WRITING
                           A I M DISTRIBUTORS, INC.,
                      P.O. BOX 4739, HOUSTON TX 77210-4739
                         OR BY CALLING (800) 347-4246.

                             ---------------------

            STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 1999
   RELATING TO AIM EMERGING MARKETS DEBT FUND PROSPECTUS DATED MARCH 1, 1999, RELATING TO AIM GLOBAL GOVERNMENT INCOME FUND PROSPECTUS DATED MARCH 1, 1999,
   RELATING TO AIM GLOBAL GROWTH & INCOME FUND PROSPECTUS DATED MARCH 1, 1999
    AND RELATING TO AIM STRATEGIC INCOME FUND PROSPECTUS DATED MARCH 1, 1999

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
INTRODUCTION................................................  4
GENERAL INFORMATION ABOUT THE FUNDS.........................  4
  The Trust and Its Shares..................................  4
INVESTMENT STRATEGIES AND RISKS.............................  6
  Investment Objectives.....................................  6
  Investment Strategies.....................................  6
  Selection of Debt Investments.............................  9
  Selection of Equity Investments...........................  9
  Selection of Investments and Asset Allocation.............  9
  Investing in Emerging Markets.............................  10
  Sovereign Debt............................................  11
  Brady Bond................................................  12
  Loan Participation and Assignment.........................  13
  Mortgage-Backed and Asset-Backed Securities...............  13
  When-Issued and Forward Commitment Securities.............  13
  Temporary Defensive Strategies............................  14
  Investments in Other Investment Companies.................  14
  Depositary Receipts.......................................  14
  Samurai and Yankee Bonds..................................  15
  Warrants or Rights........................................  15
  Lending of Portfolio Securities...........................  15
  Commercial Bank Obligations...............................  16
  Repurchase Agreements.....................................  16
  Borrowing, Reverse Repurchase Agreements and "Roll"
     Transactions...........................................  16
  Zero Coupon Securities....................................  17
  Synthetic Security Positions..............................  18
  Swaps, Caps, Floors, and Collars..........................  18
  Indexed Commercial Paper..................................  18
  Other Indexed Securities..................................  19
  Short Sales...............................................  19
OPTIONS, FUTURES AND CURRENCY STRATEGIES....................  20
  Options, Futures, and Forward Currency Transactions.......  20
  Special Risks of Options, Futures and Foreign Currency
     Transactions...........................................  20
  Writing Call Options......................................  21
  Writing Put Options.......................................  22
  Purchasing Put Options....................................  22
  Purchasing Call Options...................................  23
  Index Options.............................................  24
  Interest Rate, Currency and Stock Index Futures
     Contracts..............................................  25
  Options on Futures Contracts..............................  27
  Limitations on Use of Futures, Options on Futures and
     Certain Options on Currencies..........................  27
  Forward Contracts.........................................  27
  Foreign Currency Strategies -- Special Considerations.....  28
  Cover.....................................................  29
  Interest Rate and Currency Swaps..........................  29
RISK FACTORS................................................  30
  Nondiversified Classification.............................  30
  Illiquid Securities.......................................  30
  Foreign Securities........................................  31
  Mortgage-Backed and Asset-Backed Securities...............  34
  Lower Quality Debt Securities.............................  35

                                                              PAGE
                                                              ----
INVESTMENT LIMITATIONS......................................  36
  Government Income Fund....................................  36
  Strategic Income Fund.....................................  37
  Emerging Markets Debt Fund and the Portfolio..............  38
  Growth & Income Fund......................................  39
EXECUTION OF PORTFOLIO TRANSACTIONS.........................  41
  Portfolio Trading and Turnover............................  42
MANAGEMENT..................................................  43
  Trustees and Executive Officers...........................  43
  Investment Management and Administration Services.........  45
  Distribution Services.....................................  47
  Expenses of the Funds and the Portfolio...................  47
HOW TO PURCHASE AND REDEEM SHARES...........................  47
  Backup Withholding........................................  48
NET ASSET VALUE DETERMINATION...............................  49
DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS....................  50
  Taxation of the Funds.....................................  50
  Taxation of the Portfolio -- General......................  50
  Taxation of Certain Investment Activities.................  51
  Taxation of the Funds' Shareholders.......................  52
SHAREHOLDER INFORMATION.....................................  53
  Timing of Purchase Orders.................................  53
  Share Certificates........................................  53
  Terms and Conditions of Exchanges.........................  54
  Exchanges by Mail.........................................  54
  Exchanges by Telephone....................................  55
  Redemptions by Mail.......................................  55
  Redemptions by Telephone..................................  55
  Timing and Pricing of Redemption Orders...................  55
  Signature Guarantee.......................................  56
  Dividends and Distributions...............................  56
  Minimum Account Balance...................................  57
MISCELLANEOUS INFORMATION...................................  57
  Charges for Certain Account Information...................  57
  Custodian and Transfer Agent..............................  57
  Independent Accountants...................................  57
  Legal Matters.............................................  58
  Shareholders Liability....................................  58
  Control Persons and Principal Holders of Securities.......  58
INVESTMENT RESULTS..........................................  60
  Total Return Quotations...................................  60
  Non-Standardized Returns..................................  60
  Yield Quotations..........................................  61
  Performance Information...................................  61
APPENDIX....................................................  64
  Description of Bond Ratings...............................  64
  Description of Commercial Paper Ratings...................  65
  Absence of Rating.........................................  65
FINANCIAL STATEMENTS........................................  FS

                                  INTRODUCTION

  This Statement of Additional Information relates to the Advisor Class shares of AIM Global Government Income Fund ("Government Income Fund"), AIM Strategic Income Fund ("Strategic Income Fund"), AIM Emerging Markets Debt Fund (formerly known as AIM Global High Income Fund) ("Emerging Markets Debt Fund"), and AIM Global Growth & Income Fund ("Growth & Income Fund") (each, a "Fund," and collectively, the "Funds"). Each Fund is a non-diversified series of AIM Investment Funds (the "Trust"), a registered open-end management investment company organized as a Delaware business trust.

  A I M Advisors, Inc. ("AIM") serves as the investment manager of and administrator for Government Income Fund, Strategic Income Fund, Growth & Income Fund, Emerging Markets Debt Fund and Emerging Markets Debt Portfolio (formerly known as the Global High Income Portfolio) (the "Portfolio"). INVESCO (NY), Inc. serves as the investment sub-advisor for Strategic Income Fund. INVESCO Asset Management Limited serves as the investment sub-advisor for Government Income Fund, Growth & Income Fund, Emerging Markets Debt Fund and Emerging Markets Debt Portfolio. INVESCO (NY), Inc. and INVESCO Asset Management Limited will be referred to individually as the "Sub-Advisor" or collectively as the "Sub-Advisors" in this Statement of Additional Information.

  The Trust is a series mutual fund. The rules and regulations of the Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the fund being considered for investment. This information for Government Income Fund is included in a Prospectus dated March 1, 1999, for Strategic Income Fund is included in a separate Prospectus dated March 1, 1999, for Emerging Markets Debt Fund is included in a separate Prospectus dated March 1, 1999, and for Growth & Income Fund is included in a separate Prospectus dated March 1, 1999. Additional copies of the Prospectuses and this Statement of Additional Information may be obtained without charge by writing the principal distributor of the Funds' shares, A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, TX 77210-4739 or by calling (800) 347-4246. Investors must receive a Prospectus before they invest.

  This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the Funds. Some of the information required to be in this Statement of Additional Information is also included in the Prospectus; and, in order to avoid repetition, reference will be made to sections of the Prospectus. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement filed with the SEC. Copies of the Registration Statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

                      GENERAL INFORMATION ABOUT THE FUNDS

THE TRUST AND ITS SHARES

  The Trust was organized as a Delaware business trust on May 7, 1998, and previously operated under the name G.T. Investment Funds, Inc., which was organized as a Maryland corporation on October 29, 1987. The Trust was reorganized on September 8, 1998 as a Delaware business trust, and is registered with the SEC as a diversified open-end series management investment company. The Trust currently consists of the following portfolios: AIM Developing Markets Fund, AIM Emerging Markets Debt Fund, AIM Global Consumer Products and Services Fund, AIM Global Financial Services Fund, AIM Global Government Income Fund, AIM Global Growth & Income Fund, AIM Global Health Care Fund, AIM Global Infrastructure Fund, AIM Global Resources Fund, AIM Global Telecommunications Fund, AIM Latin American Growth Fund, and AIM Strategic Income Fund. Each of these funds has four separate classes: Class A, Class B, Class C and Advisor Class shares. All historical financial and other information contained in this Statement of Additional Information for periods prior to September 8, 1998, is that of the series AIM Investment Funds, Inc.

  This Statement of Additional Information relates solely to the Advisor Class shares of the Funds.

  The term "majority of the outstanding shares" of the Trust, a particular Fund, or a particular class of a Fund means, respectively, the vote of the lesser of
(a) 67% or more of the shares of the Trust, such Fund or such class present at a meeting of the Trust's shareholders, if the holders of more than 50% of the outstanding shares of the Trust, such Fund or such class are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Trust, such Fund or such class.

  Class A, Class B, Class C and Advisor Class shares of each Fund have equal rights and privileges. Each share of a particular class is entitled to one vote, to participate equally in dividends and distributions declared by the Trust's Board of Trustees with respect to the class of such Fund and, upon liquidation of the Fund, to participate proportionately in the net assets of the Fund allocable to such class remaining after satisfaction of outstanding liabilities of the Fund allocable to such class. Fund shares are fully paid, non-assessable and fully transferable when issued and have no preemptive rights and have such conversion and exchange rights as set forth in the Prospectus and this Statement of Additional Information. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

  Shareholders of the Funds do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all Funds voting together for election of trustees may elect all of the members of the Board of Trustees of the Trust. In such event, the remaining holders cannot elect any trustees of the Trust.

  Fund shares are fully paid, non-assessable and fully transferable when issued and have no preemptive rights and have such conversion and exchange rights as set forth in the Prospectus and this Statement of Additional Information. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

  Shareholders of the Funds do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all Funds voting together for election of trustees may elect all of the members of the Board of Trustees of the Trust. In such event, the remaining holders cannot elect any trustees of the Trust.

  From time to time, the Trust may establish other funds, each corresponding to a distinct investment portfolio and a distinct series of the Trust's shares of beneficial interest. Shares of each fund are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable. Shareholders have no preemptive rights. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights.

  On any matter submitted to a vote of shareholders, shares of the Funds will be voted by the Fund's shareholders individually when the matter affects the specific interest of the Funds only, such as approval of its investment management arrangements. In addition, shares of particular classes of the Funds may vote on matters affecting only those Classes. The shares of the Funds and of the Trust's other series will be voted in the aggregate on other matters, such as the election of Trustees and ratification of the selection of the Trust's independent accountants.

  Normally there will be no annual meeting of shareholders in any year, except as required under the Investment Company Act of 1940, as amended ("1940 Act"). Shares of the Funds and the Trust's other series do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of Trustees can elect all the Trustees. A Trustee may be removed at any meeting of the shareholders of the Trust by a vote of the shareholders owning at least two-thirds of the outstanding shares. Any Trustee may call a special meeting of shareholders for any purpose. Furthermore, Trustees shall promptly call a meeting of shareholders solely for the purpose of removing one or more Trustees when requested in writing to do so by shareholders holding 10% of the Trust's outstanding shares.

  Pursuant to the Trust's Agreement and Declaration of Trust, the Trust may issue an unlimited number of shares of the Funds. Each share of a Fund represents an interest in that Fund only, has a par value of $0.01 per share, represents an equal proportionate interest in that Fund with other shares of that Fund and is entitled to such dividends and distributions out of the income earned and gain realized on the assets belonging to that Fund as may be declared by the Board of Trustees. Each share of a Fund is equal in earnings, assets and voting privileges except that each class normally has exclusive voting rights with respect to its distribution plan and bears the expenses, if any, related to the distribution of its shares. Shares of a Fund, when issued, are fully paid and nonassessable.

  ORGANIZATION OF THE PORTFOLIO. The Portfolio is organized as a Delaware business trust. Under Delaware law, Emerging Markets Debt Fund and other entities that invest in the Portfolio enjoy the same limitations of liability extended to shareholders of private, for-profit corporations. There is a remote possibility, however, that under certain circumstances an investor in the Portfolio may be held liable for the Portfolio's obligations. However, the Agreement and Declaration of Trust of the Portfolio disclaims shareholder liability for acts or obligations of the Portfolio and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Portfolio or a trustee. The Agreement and Declaration of Trust also provides for indemnification from the Portfolio property for all losses and expenses of any shareholder held personally liable for the Portfolio's obligations. Thus, the risk of an investor incurring financial loss on account of such liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations and where the other party was held not to be bound by the disclaimer.

  Whenever Emerging Markets Debt Fund is requested to vote on any proposal of the Portfolio, Emerging Markets Debt Fund will hold a meeting of Emerging Markets Debt Fund shareholders and will cast its vote as instructed by Emerging Markets Debt Fund shareholders. Shares for which no voting instructions are received will be voted in the same proportion as the shares for which voting instructions are received.

                        INVESTMENT STRATEGIES AND RISKS

  The following discussion of investment policies supplements the discussion of the investment objectives and policies set forth in the applicable Prospectus under the heading "Investment Objectives and Strategies" and "Principal Risks of Investing in the Fund."

INVESTMENT OBJECTIVES

  The Funds' investment objectives may not be changed without the approval of a majority of the Funds' outstanding voting securities. If a percentage restriction on investment or utilization of assets in an investment policy or restriction is adhered to at the time an investment is made, a later change in percentage ownership of a security or kind of securities resulting from changing market values or a similar type of event will not be considered a violation of the Fund's investment policies or restrictions.

  Government Income Fund primarily seeks high current income and secondarily seeks growth of capital and protection of principal through active management of the maturity structure and currency exposure of its portfolio. Strategic Income Fund and Emerging Markets Debt Fund primarily seek high current income and secondarily seek growth of capital. Emerging Markets Debt Fund seeks to achieve its investment objectives by investing all of its investable assets in the Portfolio, which is a non-diversified open-end management investment company with investment objectives identical to those of the Fund. Whenever the phrase "all of Emerging Markets Debt Fund's investable assets" is used herein and in the Prospectus, it means that the only investment securities held by Emerging Markets Debt Fund will be its interest in the Portfolio. Emerging Markets Debt Fund may withdraw its investment in the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the Fund and its shareholders to do so. Upon any such withdrawal, Emerging Markets Debt Fund's assets would be invested in accordance with the investment policies of the Portfolio described below and in the Prospectus. The investment objective of Growth & Income Fund is long-term growth capital together with current income. Growth & Income Fund seeks its objective by investing in a global portfolio of both equity securities and debt obligations allocated among diverse international markets.

  In addition to the primary investment policies set forth in such Fund's Prospectus, Strategic Income Fund, Government Income Fund, Portfolio, and Growth & Income Fund may engage in other types of investments, as described below.

INVESTMENT STRATEGIES

Strategic Income Fund

  Strategic Income Fund's investments in "foreign securities" include the debt securities of issuers in: (1) developed foreign countries; and (2) emerging markets. Strategic Income Fund selects debt securities from those issued by governments, their agencies and instrumentalities; central banks; and commercial banks and other corporate entities. Debt securities in which the Fund may invest include bonds, notes, debentures, and other similar instruments including mortgage-backed and asset-backed securities of foreign issuers as well as domestic issuers. Under normal market conditions, Strategic Income Fund will invest at least 35% of its total assets in U.S. and foreign debt and other fixed income securities that, at the time of purchase, are either rated at least investment grade by Moody's Investor's Services, Inc. ("Moody's") or Standard and Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") or, if not rated, are determined by the Sub-advisor to be of comparable quality. Up to 65% of Strategic Income Fund's total assets may be invested in debt securities that, at the time of purchase are either rated below investment grade by Moody's or S&P, or, if not rated, are determined by the Sub-advisor to be of comparable quality. Such securities involve a high degree of risk and are predominantly speculative. They are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Strategic Income Fund may also invest in securities that are in default as to payment of principal and/or interest. Strategic Income Fund may invest up to 35% of its total assets in equity securities (including convertible securities). The Sub-advisor anticipates investing in equity securities when market conditions appear to present opportunities favorable for capital appreciation due to such factors as improved corporate earnings or favorable interest rates.

  Strategic Income Fund's investments in emerging market securities may consist substantially of Brady Bonds and other sovereign debt securities issued by emerging market governments that are traded in the markets of developed countries or groups of developed countries. The Sub-advisor may invest in debt securities of emerging market issuers that it determines to be suitable investments for Strategic Income Fund without regard to ratings. Currently, the substantial majority of emerging market debt securities are considered to have a credit quality below investment grade. Strategic Income Fund also may invest in below-investment grade debt securities of corporate issuers in the United States and in developed foreign countries, subject to the overall 65% limitation.

Government Income Fund

  At least 65% of the Fund's total assets normally are invested in debt obligations issued or guaranteed by the U.S. or foreign governments (including foreign states, provinces or municipalities) or their agencies, authorities or instrumentalities including mortgage-backed securities issued by agencies or instrumentalities of the U.S. Government or by foreign governments. For purposes of this policy, the Fund considers debt obligations of supranational entities organized or supported by several national governments, such as the World Bank and the Asian Development Bank, to be "government securities."

  The Fund invests primarily in high quality government debt securities. "High quality" debt securities are those rated in the top two ratings categories of Moody's or S&P, or, if not rated, determined to be of comparable quality by the Sub-advisor. A description of Moody's and S&P ratings is included in the Appendix to this Statement of Additional Information.

  Government Income Fund currently contemplates that it will invest principally in obligations of the United States, Canada, Japan, the Western European nations, New Zealand and Australia, as well as in multinational currency units. Under normal market conditions, Government Income Fund invests in issues of not less than three different countries; investments in the securities of any one country, other than the United States, normally represent no more than 40% of Government Income Fund's total assets. Government Income Fund will not invest in a foreign currency or in securities denominated in a foreign currency if such currency is not at the time of investment considered by the Sub-advisor to be fully exchangeable into U.S. dollars (or a multinational currency unit) without legal restriction.

  Government Income Fund may also invest up to 35% of its total assets in: (1) foreign government securities that are not high quality but are rated at least "investment grade," (i.e., rated within the four highest ratings categories of Moody's or S&P or, if not rated, determined by the Sub-advisor to be of comparable quality); (2) corporate debt obligations of U.S. or foreign issuers rated at least investment grade by Moody's or S&P, including debt obligations convertible into equity securities or having attached warrants or rights to purchase equity securities; (3) privately issued mortgage-backed and asset-backed securities that are rated at least investment grade by Moody's or S&P, or if unrated, determined by the Sub-advisor to be of comparable quality; and (4) common stocks, preferred stocks and warrants to acquire such securities, provided that Government Income Fund will not invest more than 20% of its total assets in such securities.

Emerging Markets Debt Fund

  The Portfolio intends to invest in the following types of debt securities: bonds, notes and debentures of emerging market governments; securities issued or guaranteed by such governments' agencies or instrumentalities; securities issued or guaranteed by the central banks of emerging market countries; and securities issued by other banks and companies in such countries and securities denominated in or indexed to the currencies of emerging markets. Under current market conditions, the Portfolio expects its investments in emerging market securities to consist substantially of Brady Bonds (see "Brady Bonds," below) and other sovereign debt securities.

  The Portfolio may invest up to 35% of its total assets in (1) equity securities of issuers in emerging markets included in the list below under the caption "Investing in Emerging Markets"; (2) equity and debt securities of issuers in developed countries, including the United States; (3) securities of issuers in emerging markets not included in the emerging markets list, if investing therein becomes feasible and desirable subsequent to the date of this Prospectus; and (4) cash and money market instruments. In evaluating investments in securities of issuers in developed markets, the Sub-advisor will consider, among other things, the business activities of the issuer in emerging markets and the impact that developments in emerging markets are likely to have on the issuer's financial condition.

  Under normal circumstances, substantially all of the Portfolio's assets will be invested in debt securities of both governmental and corporate issuers in emerging markets. Emerging markets debt securities generally are considered to have a credit quality below investment grade, as defined above. Lower quality securities involve a high degree of risk and are predominantly speculative. These debt securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." See "Risk Factors." Many emerging market debt securities are not rated by U.S. ratings agencies such as Moody's and S&P. The Portfolio's ability to achieve its investment objectives is thus more dependent on the Sub-advisor's credit analysis. The Portfolio may invest in securities that are in default as to payment of principal and/or interest.

  As previously described, investors should be aware that the Fund, unlike mutual funds that directly acquire and manage their own portfolios of securities, seeks to achieve its investment objectives by investing all of its investable assets in the Portfolio, which is a separate investment company. Because the Fund will invest only in the Portfolio, the Fund's shareholders will acquire only an indirect interest in the investments of the Portfolio.

  The Fund may redeem its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the Fund and its shareholders to do so.

  A change in the Portfolio's investment objectives, policies or limitations that is not approved by the Board or the shareholders of Emerging Markets Debt Fund could require Emerging Markets Debt Fund to redeem its interest in the Portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. In addition, a distribution in kind could result in a less diversified portfolio of investments for the Emerging Markets Debt Fund and could adversely affect its liquidity. Upon redemption, the Board would consider what action might be taken, including the investment of all the investable assets of Emerging Markets Debt Fund in another pooled investment entity having substantially the same investment objectives as Emerging Markets Debt Fund or the retention by Emerging Markets Debt Fund of its own investment advisor to manage its assets in accordance with its investment objectives, policies and limitations discussed herein.

  In addition to selling an interest therein to Emerging Markets Debt Fund, the Portfolio may sell interests therein to other non-affiliated investment companies and/or other institutional investors. All institutional investors in the Portfolio will pay a proportionate share of the Portfolio's expenses and will invest in the Portfolio on the same terms and conditions. However, if another investment company invests any or all of its assets in the Portfolio, it would not be required to sell its shares at the same public offering price as Emerging Markets Debt Fund and may charge different sales commissions. Therefore, investors in Emerging Markets Debt Fund may experience different returns than investors in another investment company that invests exclusively in the Portfolio. As of the date of this Statement of Additional Information, Emerging Markets Debt Fund is the only institutional investor in the Portfolio.

  Investors in the Fund should be aware that Emerging Markets Debt Fund's investment in the Portfolio may be materially affected by the actions of other large investors, if any, in the Portfolio. For example, as with all open-end investment companies, if a large investor were to redeem its interest in the Portfolio, (1) the Portfolio's remaining investors could experience higher pro rata operating expenses, thereby producing lower returns and (2) the Portfolio's security holdings may become less diverse, resulting in increased risk. Institutional investors in the Portfolio that have a greater pro rata ownership interest in the Portfolio than Emerging Markets Debt Fund could have effective voting control over the operation of the Portfolio.

Growth & Income Fund

  The Fund seeks its objective by investing in a global portfolio of both equity and debt securities, allocated among diverse international markets. There is no assurance that the Fund will achieve its investment objective.

  At least 65% of the Fund's total assets normally will be invested in a combination of blue-chip equity securities and high quality government bonds. The Fund considers an equity security to be "blue chip" if: (i) during the issuer's most recent fiscal year the security offered an above average dividend yield relative to the latest reported dividend yield on the Morgan Stanley Capital International World Index; and (ii) the total equity market capitalization of the issuer is at least $1 billion. Government bonds are deemed to be high quality if at the time of the Fund's investment they are rated within one of the two highest ratings categories of Moody's, S&P, or, if not rated, are deemed to be of equivalent quality in the judgment of the Sub-advisor.

  Up to 35% of Growth & Income Fund's assets may be invested in other equity securities and investment grade government and corporate debt obligations which the Sub-advisor believes will assist Growth & Income Fund in achieving its objective. "Investment grade" debt securities are those rated within one of the four highest ratings categories of Moody's or S&P, or, if not rated, deemed to be of equivalent quality in the judgment of the Sub-advisor.

  Equity securities that Growth & Income Fund may purchase include common stocks, preferred stocks, and warrants to acquire stocks and other equity securities. Government bonds that Growth & Income Fund may purchase include debt obligations issued or guaranteed by the United States or foreign governments (including foreign states, provinces, or municipalities) or their agencies, authorities or instrumentalities and debt obligations of supranational entities organized or supported by several national governments, such as the World Bank and the Asian Development Bank. The debt obligations held by the Growth & Income Fund may include debt obligations convertible into equity securities or having attached warrants or rights to purchase equity securities. Growth & Income Fund may purchase securities that are issued by the government or a corporation or financial institution of one nation but denominated in the currency of another nation (or a multinational currency unit).

SELECTION OF DEBT INVESTMENTS

  In determining the appropriate distribution of investments among various countries and geographic regions for Government Income Fund, Strategic Income Fund, Growth & Income Fund, and the Portfolio, the Sub-advisor ordinarily considers the following factors: prospects for relative economic growth among the different countries in which Government Income Fund, Strategic Income Fund, Growth & Income Fund, and the Portfolio may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors.

  In evaluating debt securities considered for Strategic Income Fund, the Sub-advisor analyzes their yield, maturity, issue classification and quality characteristics, coupled with expectations regarding local and world economies, movements in the general level and term of interest rates, currency values, political developments, and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it. There are no limitations on the maximum or minimum maturities of the debt securities considered by Growth & Income Fund and Strategic Income Fund or on the average weighted maturity of the debt portion of Growth & Income Fund and Strategic Income Fund's portfolio. Should the rating of a debt security be revised while such security is owned by Growth & Income Fund and Strategic Income Fund, the Sub-advisor will evaluate what action, if any, is appropriate with respect to such security.

  Government Income Fund, Strategic Income Fund and the Portfolio may invest in the following types of money market instruments (i.e., debt instruments with less than 12 months remaining until maturity) denominated in U.S. dollars or other currencies: (a) obligations issued or guaranteed by the U.S. or foreign governments, their agencies, instrumentalities or municipalities; (b) obligations of international organizations designed or supported by multiple foreign governmental entities to promote economic reconstruction or development;
(c) finance company obligations, corporate commercial paper and other short-term commercial obligations; (d) bank obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances), subject to the restriction that Government Income Fund, Strategic Income Fund and the Portfolio may not invest more than 25% of their respective total assets in bank securities; (e) repurchase agreements with respect to the foregoing; and (f) other substantially similar short-term debt securities with comparable characteristics. Money market instruments in which Growth & Income Fund may invest include U.S. government securities, high-grade commercial paper, bank certificates of deposit, bankers' acceptances and repurchase agreements related to any of the foregoing. "High-grade commercial paper" refers to commercial paper rated A-1 by S&P, or P-1 by Moody's or, if not rated, determined by the Sub-advisor to be of comparable quality.

SELECTION OF EQUITY INVESTMENTS

  With respect to Growth & Income Fund and Strategic Income Fund, for investment purposes, an issuer is typically considered as located in a particular country if it (a) is incorporated under the laws of or has its principal office in that country, or (b) it normally derives 50% or more of its total revenue from business in that country. However, these are not absolute requirements, and certain companies incorporated in a particular country and considered by the Sub-advisor to be located in that country may have substantial off-shore operations or subsidiaries and/or export sales exceeding in size the assets or sales in that country.

SELECTION OF INVESTMENTS AND ASSET ALLOCATION

  The Sub-advisor allocates the assets of Government Income Fund, Strategic Income Fund, and the Portfolio in securities of issuers in countries and in currency denominations where the combination of fixed income market returns, the price appreciation potential of fixed income securities and currency exchange rate movements will present opportunities primarily for high current income and secondarily for capital appreciation. In so doing, the Sub-advisor intends to take full advantage of the different yield, risk and return characteristics that investment in the fixed income markets of different countries can provide for U.S. investors. The Fund invests in debt obligations allocated among diverse markets and denominated in various currencies, including U.S. dollars, or in multinational currency units such as Euros. The Fund is designed for investors who wish to accept the risks entailed in such investments, which are different from those associated with a portfolio consisting entirely of securities of U.S. issuers denominated in U.S. dollars. The Fund may purchase securities that are issued by the government or a company or financial institution of one country but denominated in the currency of another country (or a multinational currency unit). Fundamental economic strength, credit quality and currency and interest rate trends are the principal determinants of the emphasis given to various country, geographic and industry sectors within Government Income Fund, Strategic Income Fund, and the Portfolio. Securities held by Government Income Fund, Strategic Income Fund, and the Portfolio may be invested in without limitation as to maturity.

  The Sub-advisor selects securities of particular issuers on the basis of the views as to the best values then currently available in the marketplace. Such values are a function of yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the local and world economies, movements in the general level and term of interest rates, currency values, political developments and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it.

  The Sub-advisor generally evaluates currencies on the basis of fundamental economic criteria (e.g., relative inflation, interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. The Sub-advisor may seek to protect Government Income Fund, Strategic Income Fund, and the Portfolio against such negative currency movements through the use of sophisticated investment techniques.

  According to the Sub-advisor, as of the date of this Prospectus, more than 50% of the value of all outstanding government debt obligations throughout the world is represented by obligations denominated in currencies other than the U.S. dollar. Moreover, from time to time, the debt securities of issuers located outside the United States have substantially outperformed the debt obligations of U.S. issuers. Accordingly, the Sub-advisor believes that Government Income Fund's, Strategic Income Fund's, and the Portfolio's policy of investing in debt securities throughout the world may enable the achievement of results superior to those produced by mutual funds with similar objectives to those of the Funds and the Portfolio that invest solely in debt securities of U.S. Issuers.

  In addition to the factors listed in the Prospectus, the Sub-advisor's views on what securities constitute the best values are also a function of expectations regarding the local and world economies, movements in the general level and term of interest rates, currency values, political developments, and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it.

Growth & Income Fund

  The relative proportions of equity and debt securities held by Growth & Income Fund at any one time will vary, depending upon the Sub-advisor's assessment of global political and economic conditions and the relative strengths and weaknesses of the world equity and debt markets. To enable Growth & Income Fund to respond to general economic changes and market conditions around the world, Growth & Income Fund is authorized to invest up to 100% of its total assets in either equity securities or debt securities.

  In selecting equity securities for investment, the Sub-advisor attempts to identify and acquire only securities it deems to represent high or improving investment quality. Securities representing high investment quality generally will include those of well-known, established and successful issuers that the Sub-advisor believes will continue to be successful in the future. Securities representing improving investment quality may include those of an issuer that has improved its sales or earnings or of an issuer the balance sheet and financial condition of which is improving. The Sub-advisor seeks to avoid investing in equity securities that appear overly speculative or risky, even if they have attractive features or investment potential.

  The Fund currently contemplates that it will invest principally in securities of issuers in the United States, Canada, Japan, Western Europe, New Zealand and Australia. The Fund may invest substantially in securities denominated in one or more currencies. Under normal conditions, the Fund invests in issuers of not less than three different countries and issuers of any one country, other than the United States, will represent no more than 40% of the fund's total assets.

  The Sub-advisor generally evaluates currencies on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Growth & Income Fund may seek to protect itself against negative currency movements by engaging in hedging techniques through the use of options, futures and forward currency contracts.

INVESTMENT IN EMERGING MARKETS

  The Portfolio seeks its objectives by investing, under normal circumstances, at least 65% of its total assets in debt securities of issuers in emerging markets. Strategic Income Fund may invest up to 65% of its assets in debt securities of issuers in emerging markets. Strategic Income Fund and the Portfolio do not consider the following countries to be emerging markets:
Australia, Austria, Belgium, Canada, Denmark, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, United Kingdom, and United States.

  Emerging markets debt securities generally are considered to have a credit quality below investment grade. Lower quality securities involve a high degree of risk and are predominantly speculative. These debt securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Many emerging market debt securities are not rated by U.S. ratings agencies such as Moody's and S&P. Strategic Income Fund and the Portfolio's ability to achieve their respective investment objectives are thus more dependent on the Sub-advisor's credit analysis. Strategic Income Fund and the Portfolio may invest in securities that are in default as to payment of principal and/or interest.

  Strategic Income Fund and the Portfolio consider "emerging markets" to consist of all countries determined by the Sub-advisor to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Strategic Income Fund and the Portfolio each will consider investment in the following emerging markets:

     Algeria
     Argentina
     Bolivia
     Botswana
     Brazil
     Bulgaria
     Chile
     China
     Columbia
     Costa Rica
     Cyprus
     Czech Republic
     Dominican Republic
     Ecuador
     Egypt
     El Salvador
     Finland
     Ghana
     Greece
     Hong Kong
     Hungary
     India
     Indonesia
     Israel
     Ivory Coast
     Jamaica
     Jordan
     Kazakhstan
     Kenya
     Lebanon
     Malaysia
     Mauritius
     Mexico
     Morocco
     Nicaragua
     Nigeria
     Oman
     Pakistan
     Panama
     Paraguay
     Peru
     Philippines
     Poland
     Portugal
     Republic of Slovakia
     Russia
     Singapore
     Slovenia
     South Africa
     South Korea
     Sri Lanka
     Swaziland
     Taiwan
     Thailand
     Turkey
     Ukraine
     Uruguay
     Venezuela
     Zambia
     Zimbabwe

  Neither Strategic Income Fund nor the Portfolio will be invested in all such markets at all times. Moreover, investing in some of those markets currently may not be desirable or feasible, due to the lack of adequate custody arrangements, overly burdensome repatriation requirements and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or for other reasons.

  As used in the Prospectuses and the Statement of Additional Information, an issuer in an emerging market is an entity: (i) for which the principal securities trading market is an emerging market, as defined above; (ii) that (alone or on a consolidated basis) derives 50% or more of its total revenue from either goods produced, sales made or services performed in emerging markets; or
(iii) organized under the laws of, or with a principal office in, an emerging market.

  When determining what countries constitute emerging markets, the Sub-advisor will consider data, analysis, and classification of countries published or disseminated by the International Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation.

SOVEREIGN DEBT

  Government Income Fund, Strategic Income Fund, and the Portfolio may invest in sovereign debt securities of emerging market governments, including Brady Bonds. Investments in such securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations and in turn a Fund's net asset value, to a greater extent than the volatility inherent in domestic fixed income securities.

  A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due, may result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

  The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Fund's investments. Emerging markets are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. Although the Sub-advisor intends to manage the Funds in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

  In recent years, some of the emerging market countries in which the Funds expect to invest have encountered difficulties in servicing their sovereign debt obligations. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations -- in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of emerging market sovereign debt securities may be requested to participate in similar rescheduling of such debt. Certain emerging market countries are among the largest debtors in commercial banks and foreign governments. Currently, Brazil, Mexico and Argentina are the largest debtors among developing countries. At times certain emerging market countries have declared moratoria on the payment of principal and interest on external debt; such a moratorium is currently in effect in certain emerging market countries. There is no bankruptcy proceeding by which a creditor may collect in whole or in part sovereign debt on which an emerging market government has defaulted.

  The ability of emerging market governments to make timely payments on their sovereign debt securities is likely to be influenced strongly by a country's balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country's trading partners could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

  Investors should also be aware that certain sovereign debt instruments in which a Fund may invest involve great risk. As noted above, sovereign debt obligations issued by emerging market governments generally are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such securities, with respect to which the issuer currently may not be paying interest or may be in payment default, may be comparable to securities rated D by S&P or C by Moody's. The Funds may have difficulty disposing of and valuing certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors.

BRADY BONDS

  Government Income Fund, Strategic Income Fund, and the Portfolio may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds have been issued by the countries of Albania, Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Nigeria, Panama, Peru, Philippines, Poland, Uruguay, Venezuela and Vietnam and are expected to be issued by other emerging market countries. As of the date of this Statement of Additional Information, Government Income Fund, Strategic Income Fund, and the Portfolio are not aware of the occurrence of any payment defaults on Brady Bonds. Investors should recognize, however, that Brady Bonds do not have a long payment history. In addition, Brady Bonds are often rated below investment grade.

  Government Income Fund, Strategic Income Fund, and the Portfolio may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate per bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time of issuance and is adjusted at regular intervals thereafter.

LOAN PARTICIPATIONS AND ASSIGNMENTS

  Strategic Income Fund and the Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign entity and one or more financial institutions ("Lenders"). The majority of the Funds' investments in Loans in emerging markets is expected to be in the form of participations in Loans ("Participations") and assignment of portions of Loans from third parties ("Assignments"). Participations typically will result in Strategic Income Fund and the Portfolio having a contractual relationship only with the Lender, not with the borrower government. Strategic Income Fund and the Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, Strategic Income Fund and the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan ("Loan Agreement"), nor any rights or set off against the borrowers, and Strategic Income Fund and the Portfolio may not directly benefit from any collateral supporting the Loan in which they have purchased any Participations. As a result, Strategic Income Fund and the Portfolio will assume the credit risk of both the borrower and the Lender that is selling the Participation.

  In the event of the insolvency of the Lender selling a Participation, Strategic Income Fund and the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set off between the Lender and the borrower. Strategic Income Fund and the Portfolio will acquire Participations only if the Lender interpositioned between the Funds and the borrower is determined by the Sub-advisor to be creditworthy. When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by Strategic Income Fund and the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

  The liquidity of Assignments and Participations is limited and, the Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Funds' ability to dispose of particular Assignments or Participations when necessary to meet the Funds' respective liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Funds to assign a value to those securities for purposes of valuing the Funds' respective portfolios and calculating each portfolio's net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

  Government Income Fund and Strategic Income Fund may invest in mortgage-backed and asset-backed securities of U.S. and foreign issuers, including privately issued mortgage-backed and asset-backed securities. Mortgage-backed securities represent direct or indirect interests in pools of underlying mortgage loans that are secured by real property. Investors typically receive payments out of the interest on and principal of the underlying mortgages. Asset-backed securities are similar to mortgage-backed securities, except that the underlying assets are other financial assets or financial receivables, such as motor vehicle installment sales contracts, home equity loans, leases of various types of real and personal property, and receivables from credit cards. Any mortgage-backed and asset-backed securities purchased by the Fund will be subject to the same rating requirements that apply to its other investments.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

  Government Income Fund, Strategic Income Fund, and the Portfolio may purchase debt securities on a "when-issued" basis and may purchase or sell such securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but Government Income Fund, Strategic Income Fund, and the Portfolio will purchase or sell when issued securities and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery of the securities. If Government Income Fund, Strategic Income Fund, and the Portfolio dispose of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time Government Income Fund, Strategic Income Fund, and the Portfolio enter into a transaction on a when-issued or forward commitment basis, the Funds will each segregate cash or liquid securities equal to the value of the when issued or forward commitment securities with its custodian and will each mark to market daily such assets. There is a risk that the securities may not be delivered and that Government Income Fund, Strategic Income Fund, and the Portfolio may incur a loss.

  Government Income Fund may invest up to 5% of its total assets in a combination of securities purchased on a when-issued basis or with respect to which it has entered into forward commitment arrangements.

  Strategic Income Fund and the Portfolio may also sell securities on a "when, as and if issued" basis for hedging purposes. Under such a transaction, Strategic Income Fund and the Portfolio are each required to deliver at a future date a security it does not presently hold, but which it has a right to receive if the security is issued. Issuance of the security may not occur, in which case Strategic Income Fund and the Portfolio would have no obligation to the other party, and would not receive payment for the sale. Selling securities on a "when, as and if issued" basis may reduce risk of loss to the extent that such a sale wholly or partially offsets unfavorable price movements on the investments being hedged. However, such sales also limit the amount Strategic Income Fund and the Portfolio can receive if the "when, as and if issued" security is in fact issued.

TEMPORARY DEFENSIVE STRATEGIES

  The Sub-advisor may employ a temporary defensive investment strategy if it determines such a strategy to be warranted due to market, economic or political conditions. Pursuant to such a defensive strategy, a Fund temporarily may hold cash (U.S. dollars, and for the Growth & Income Fund, the Strategic Income Fund, and Government Income Fund also includes foreign currencies or multinational currency units such as euros) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. In addition, for temporary defensive purposes, most or all of each Fund's investments may be made in the United States and denominated in U.S. dollars. To the extent a Fund employs a temporary defensive strategy, it will not be invested so as to achieve directly its investment objectives. In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, a Fund may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest in high quality foreign or domestic money market instruments.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

  With respect to certain countries, investments by Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio presently may be made only by acquiring shares of other investment companies (including investment vehicles or companies advised by the Sub-advisor or its affiliates ("Affiliated Funds")) with local governmental approval to invest in those countries. At such time as direct investment in these countries is allowed, Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio anticipate investing directly in these markets. Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio may also invest in the securities of closed-end investment companies within the limits of the 1940 Act. These limitations currently provide that, in part, a Fund or the Portfolio may purchase shares of another investment company unless (a) such a purchase would cause Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio to own in the aggregate more than 3% of the total outstanding voting securities of the investment company or (b) such a purchase would cause Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio to have more than 5% of its total assets invested in the investment company or more than 10% of its aggregate assets invested in an aggregate of all such investment companies. The foregoing limitations do not apply to the investment by Emerging Markets Debt Fund in the Portfolio. Investment in investment companies may involve the payment of substantial premiums above the value of such companies' portfolio securities. Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio do not intend to invest in such investment companies unless, in the judgment of the Sub-advisor, the potential benefits of such investments justify the payment of any applicable premiums. The return on such securities will be reduced by operating expenses of such companies including payments to the investment managers of those investment companies. With respect to investments in Affiliated Funds, the Sub-advisor waives its advisory fee to the extent that such fees are based on assets of a Fund invested in Affiliated Funds.

DEPOSITARY RECEIPTS

  Growth & Income Fund may hold equity securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. GDRs are similar to EDRs and are designed for use in several international financial markets. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of the Fund's investment policies, the Fund's investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

  ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass-through voting rights to ADR holders in respect of the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The Fund may invest in both sponsored and unsponsored ADRs.

SAMURAI AND YANKEE BONDS

  Government Income Fund, the Strategic Income Fund and the Portfolio may invest in yen-denominated bonds sold in Japan by non-Japanese issuers ("Samurai bonds"), and may invest in dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). It is the policy of the Government Income Fund, Strategic Income Fund and the Portfolio to invest in Samurai or Yankee bond issues only after taking into account considerations of quality and liquidity, as well as yield.

WARRANTS OR RIGHTS

  Warrants or rights may be acquired by Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio in connection with other securities or separately and provide a Fund or the Portfolio with the right to purchase at a later date other securities of the issuer. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

LENDING OF PORTFOLIO SECURITIES

  For the purpose of realizing additional income, Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio may make secured loans of portfolio securities amounting to not more than 30% of its total assets. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral consisting of cash, U.S. government securities or certain irrevocable letters of credit equal to at least the value of the borrowed securities, plus any accrued interest or such other collateral as permitted by the Fund's investment program and regulatory agencies, and as approved by the Board, "marked to market" on a daily basis. Government Income Fund, Strategic Income Fund, Growth & Income Fund, and the Portfolio may pay reasonable administrative and custodial fees in connection with loans of its securities. While the securities loan is outstanding, Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Government Income Fund, Strategic Income Fund, Growth & Income Fund and the

Portfolio each will have a right to call each loan and obtain the securities within the stated settlement period. Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio will not have the right to vote equity securities while they are lent, but each may call in a loan in anticipation of any important vote. Loans will be made only to firms deemed by the Sub-advisor to be of good standing and will not be made unless, in the judgment of the Sub-advisor, the consideration to be earned from such loans would justify the risk.

COMMERCIAL BANK OBLIGATIONS

  For the purposes of the Strategic Income Fund's, Growth & Income Fund's and the Portfolio's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject Strategic Income Fund, Growth & Income Fund and the Portfolio to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although Strategic Income Fund, Growth & Income Fund and the Portfolio typically will acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not an investment policy or restriction of the Strategic Income Fund, the Growth & Income Funds or the Portfolio. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

REPURCHASE AGREEMENTS

  A repurchase agreement is a transaction in which Government Income Fund, Strategic Income Fund, Growth & Income Fund, or the Portfolio buys a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to Government Income Fund, Strategic Income Fund, Growth & Income Fund or Portfolio if the other party to the repurchase agreement becomes bankrupt, Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio intend to enter into repurchase agreements only with banks and broker/dealers believed by the Sub-advisor to present minimal credit risks in accordance with guidelines approved by the Board of Trustees. The Sub-advisor reviews and monitors the creditworthiness of such institutions under the Board's general supervision.

  Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. There is no limitation on the amount of the Growth & Income Fund's assets that may be subject to repurchase agreements at any time. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on the Government Income Fund, the Strategic Income Fund, Growth & Income Fund's or the Portfolio's ability to sell the collateral and Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, Government Income Fund, Strategic Income Fund Growth & Income Fund and the Portfolio intend to comply with provisions under such Code that would allow the immediate resale of such collateral. Government Income Fund and Growth & Income Fund will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 10% of the value of each Fund's total assets would be invested in such repurchase agreements and other illiquid investments and securities for which no readily available market exists.

BORROWING, REVERSE REPURCHASE AGREEMENTS AND "ROLL" TRANSACTIONS

  Government Income Fund's, Strategic Income Fund's, Growth & Income Fund's and the Portfolio's borrowings will not exceed 33 1/3% of the Fund's or the Portfolio's respective total assets, i.e., Government Income Fund's, Strategic Income Fund's, Growth & Income Fund's and the Portfolio's respective total assets at all times will equal at least 300% of the amount of its outstanding borrowings. If market fluctuations in the value of the Government Income Fund's, the Strategic Income Fund's, the Growth & Income Fund's or the Portfolio's total assets to outstanding borrowings to fall below 300%, within three days (excluding Sundays and holidays) of such event the respective Fund or the Portfolio may be required to sell portfolio securities to restore the 300% asset coverage, even though from an investment standpoint such sales might be disadvantageous. Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio each may borrow up to 5% of its respective total assets for temporary or emergency purposes other than to meet redemptions. Any borrowing by Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio may cause greater fluctuation in the value of its shares than would be the case if the Fund or the Portfolio did not borrow.

  Government Income Fund's, Strategic Income Fund's, Growth & Income Fund's and the Portfolio's fundamental investment limitations permit them to borrow money for leveraging purposes. Government Income Fund and Growth & Income Fund, however, currently are prohibited, pursuant to a non-fundamental investment policy, from borrowing money in order to purchase securities. Nevertheless, this policy may be changed in the future by a vote of a majority of the Trust's Board of Trustees. A Fund will borrow for investment purposes only when the Sub-advisor believes that such borrowing will benefit the Fund after taking into account considerations such as the costs of the borrowing and the likely investment returns on the securities purchased with the borrowed monies. If Strategic Income Fund or the Portfolio employs leverage, it would be subject to certain additional risks. Use of leverage creates an opportunity for greater growth of capital but would exaggerate any increases or decreases in Strategic Income Fund's or the Portfolio's net asset value. When the income and gains on securities purchased with the proceeds of borrowings exceed the costs of such borrowings, Government Income Fund's, Strategic Income Fund's, Growth & Income Fund's or the Portfolio's earnings or net asset value will increase faster than otherwise would be the case; conversely, if such income and gains fail to exceed such costs, the Fund's or the Portfolio's earnings or net asset value would decline faster than would otherwise be the case. Each Fund and the Portfolio expects that some of its borrowings may be made on a secured basis.

  Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which a Fund or the Portfolio transfers possession of a security to another party, such as a bank or broker/dealer, in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio also may engage in "roll" borrowing transactions which involve a Fund's or the Portfolio's sale of Government National Mortgage Association certificates or other securities together with a commitment (for which a Fund or the Portfolio may receive a fee) to purchase similar, but not identical, securities at a future date. Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio will segregate with a custodian liquid assets in an amount sufficient to cover its obligations under "roll" transactions and reverse repurchase agreements with broker/dealers. No segregation is required for reverse repurchase agreements with banks.

  Reverse repurchase agreements involve the risk that the market value of the securities regained in lieu of sale by the Portfolio may decline below the price of the securities Government Income Fund, Strategic Income Fund, Growth & Income Fund, or the Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

  Growth & Income Fund, Strategic Income Fund, and Government Income Fund, and the Portfolios also may enter into "dollar rolls," in which the Fund sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, Growth & Income Fund, Strategic Income Fund, and Government Income Fund, and the Portfolios would forego principal and interest paid on such securities. Growth & Income Fund, Strategic Income Fund, and Government Income Fund, and the Portfolios would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.

  Reverse repurchase agreements and dollar rolls will be treated as borrowings and will be deducted from Government Income Fund, Strategic Income Fund, Growth & Income Fund, and the Portfolio's respective assets for purposes of calculating compliance with the Funds' respective borrowing limitations.

ZERO COUPON SECURITIES

  Government Income Fund, Strategic Income Fund, and the Portfolio may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. Government Income Fund, Strategic Income Fund and the Portfolio also may invest in zero coupon and other deep discount securities issued by foreign governments and domestic and foreign corporations, including certain Brady Bonds and other foreign debt and in payment-in-kind securities. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on zero coupon securities and the "interest" on payment-in-kind securities will be included in the Funds' incomes. Accordingly, for a Fund to continue to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax (see "Dividends, Distributions and Tax

Matters" below), it may be required to distribute an amount that is greater than its share of the total amount of cash it actually receives. These distributions must be made from the Funds' cash assets or, if necessary, from the proceeds of sales of portfolio securities. Government Income Fund, Strategic Income Fund and the Portfolio will not be able to purchase additional income-producing securities with cash used to make such distributions, and their respective current incomes ultimately may be reduced as a result. Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

SYNTHETIC SECURITY POSITIONS

  Government Income Fund, Strategic Income Fund, and the Portfolio may utilize combinations of futures on bonds and forward currency contracts to create investment positions that have substantially the same characteristics as bonds of the same type as those on which the futures contracts are written. Investment positions of this type are generally referred to as "synthetic securities." For example, in order to establish a synthetic security position for the Funds that is comparable to owning a Japanese government bond, the Sub-advisor might purchase futures contracts on Japanese governmental bonds in the desired principal amount and purchase forward currency contracts for Japanese Yen in an amount equal to the then current purchase price for such bonds in the Japanese cash market, with each contract having approximately the same delivery date. The Sub-advisor might roll over the futures and forward currency contract positions before taking delivery in order to continue the Funds' investment position, or the Sub-advisor might close out those positions, thus effectively selling the synthetic security. Further, the amount of each contract might be adjusted in response to market conditions and the forward currency contract might be changed in amount or eliminated in order to hedge against currency fluctuations.

  The Sub-advisor would create synthetic security positions for the Funds when it believes that it can obtain a better yield or achieve cost savings in comparison to purchasing actual bonds or when comparable bonds are not readily available in the market. Synthetic security positions are subject to the risk that changes in the value of purchased futures contracts may differ from changes in the value of the bonds that might otherwise have been purchased in the cash market. Also, while the Sub-advisor believes that the cost of creating synthetic security positions generally will be materially lower than the cost of acquiring comparable bonds in the cash market, the Funds will incur transaction costs in connection with each purchase of a futures or forward currency contract. The use of futures contracts and forward currency contracts to create synthetic security positions also is subject to substantially the same risks as those that exist when these instruments are used in connection with hedging strategies. See "Options, Futures and Currency Strategies," below.

SWAPS, CAPS, FLOORS, AND COLLARS

  Strategic Income Fund and the Portfolio may enter into interest rate, currency and index swaps, and purchase or sell related caps, floors and collars and other derivative instruments. Strategic Income Fund and the Portfolio expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a technique for managing their respective portfolios' duration (i.e., price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. Strategic Income Fund and the Portfolio intend to use these transactions as hedges, and neither will sell interest rate caps or floors if it does not own securities or other instruments providing an income stream roughly equivalent to what the Funds may be obligated to pay.

  Interest rate swaps involve the exchange by either of the Funds with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount leased on changes in the values of the reference indices.

  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

INDEXED COMMERCIAL PAPER

  Strategic Income Fund and the Portfolio may invest without limitation in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. Strategic Income Fund and the Portfolio will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Funds to hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while seeking to provide an attractive money market rate of return. Strategic Income Fund and the Portfolio will not purchase such commercial paper for speculation.

OTHER INDEXED SECURITIES

  Government Income Fund, Strategic Income Fund and the Portfolio may invest in certain other indexed securities, which are securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. New forms of indexed securities continue to be developed. Government Income Fund, Strategic Income Fund and the Portfolio may invest in such securities to the extent consistent with their respective investment objectives.

SHORT SALES

  Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio may make short sales of securities, although they have no current intention of doing so. A short sale is a transaction in which a Fund or the Portfolio sells a security in anticipation that the market price of that security will decline. Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio may make short sales as a form of hedging to offset potential declines in long positions in securities it owns, or anticipates acquiring, and in order to maintain portfolio flexibility. Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio only may make short sales "against the box." In this type of short sale, at the time of the sale, the Fund or the Portfolio owns the security it has sold short or has the immediate and unconditional right to acquire the identical security at no additional cost.

  In a short sale, the seller does not immediately deliver the securities sold and does not receive the proceeds from the sale. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, Government Income Fund, the Strategic Income Fund, the Growth & Income Fund or the Portfolio will deposit in a separate account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities at no cost. Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio could close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund or the Portfolio, because the Fund or the Portfolio might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

  Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio might make a short sale "against the box" in order to hedge against market risks when the Sub-advisor believes that the price of a security may decline, causing a decline in the value of a security owned by Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio or a security convertible into or exchangeable for such security. In such case, any future losses in Government Income Fund's, Strategic Income Fund's, Growth & Income Fund's or the Portfolio's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the Fund or the Portfolio owns, either directly or indirectly, and, in the case where a Fund or the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities. There will be certain additional transaction costs associated with short sales "against the box," but a Fund or the Portfolio will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

                    OPTIONS, FUTURES AND CURRENCY STRATEGIES

OPTIONS, FUTURES, AND FORWARD CURRENCY TRANSACTIONS

  Each Fund and the Portfolio may use forward currency contracts, futures contracts, options on securities, options on currencies, options on indices and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with the Fund's investments. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency, or an index of securities). Each Fund and the Portfolio may enter into such instruments up to the full value of its portfolio assets.

  To attempt to hedge against adverse movements in exchange rates between currencies, a Fund or the Portfolio may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar, or may involve two foreign currencies. A Fund or the Portfolio may enter into forward currency contracts either with respect to specific transactions or with respect to a Fund's or the Portfolio's portfolio positions. Each Fund and the Portfolio also may purchase and sell put and call options on currencies, futures contracts on currencies and options on such futures contracts to hedge a Fund's or the Portfolio's portfolio against movements in exchange rates.

  In addition, each Fund and the Portfolio may purchase and sell put and call options on equity and debt securities to hedge against the risk of fluctuations in the prices of securities held by the Fund or that the Sub-advisor intends to include in a Fund's or the Portfolio's portfolio. Each Fund and the Portfolio also may purchase and sell put and call options on stock indices to hedge against overall fluctuations in the securities markets or in a specific market sector. To attempt to increase return, Growth & Income Fund may write call options on securities. This strategy will be employed only when, in the opinion of the Sub-advisor, the size of the premium Growth & Income Fund receives for writing the option is adequate to compensate Growth & Income Fund against the risk that appreciation in the underlying security may not be fully realized if the option is exercised. Growth & Income Fund also is authorized to write put options to attempt to enhance return, although it does not have the current intention of so doing.

  Further, each Fund and the Portfolio may sell index futures contracts and may purchase put options or write call options on such futures contracts to protect against a general market or a specific market sector decline that could adversely affect a Fund's or the Portfolio's portfolio. Each Fund and the Portfolio also may purchase index futures contracts and purchase call options or write put options on such contracts to hedge against a general market or market sector advance and thereby attempt to lessen the cost of future securities acquisitions. Similarly, a Fund or the Portfolio may use interest rate futures contracts and options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.

SPECIAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES

  Although a Fund or the Portfolio is authorized to enter into options, futures and forward currency transactions, it might not enter into any such transactions. The use of options, futures contracts and forward currency contracts ("Forward Contracts") involves special considerations and risks, as described below. Risks pertaining to particular instruments are described in the sections that follow.

          (1) Successful use of most of these instruments depends upon the Sub-advisor's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. While the Sub-advisor is experienced in the use of these instruments, there can be no assurance that any particular strategy adopted will succeed.

          (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of the investments being hedged. For example, if the value of an instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which the hedging instrument is traded. The effectiveness of hedges using hedging instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged.

          (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio entered into a short hedge because the Sub-advisor projected a decline in the price of a security in the Fund's or the Portfolio's portfolio, and the price of that security increased instead, the gain from that increase might by wholly or partially offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio could suffer a loss. In either such case, Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio would have been in a better position had it not hedged at all.

          (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any particular time.

          (5) As described below, Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties (i.e., instruments other than purchased options). If a Fund or the Portfolio were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability or the Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund or the Portfolio sell a portfolio security at a disadvantageous time. The Fund's or the Portfolio's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("contra party") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund or the Portfolio.

WRITING CALL OPTIONS

  Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio may write (sell) call options on securities, indices and currencies. Call options generally will be written on securities and currencies that, in the opinion of the Sub-advisor are not expected to make any major price moves in the near future but that, over the long term, are deemed to be attractive investments for Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio.

  A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until (American Style) or on (European Style) a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold.

  Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund's or the Portfolio's investment objectives. When writing a call option, Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, a Fund or the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since most options may be exercised at any time prior to the option's expiration. If a call option that a Fund or the Portfolio has written expires, the Fund or the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund or the Portfolio will realize a gain or loss from the sale of the underlying security or currency, which will be increased or offset by the premium received. Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio do not consider a security or currency covered by a call option to be "pledged" as that term is used in Government Income Fund's, Strategic Income Fund's, Growth & Income Fund's and the Portfolio's fundamental investment policies that limit the pledging or mortgaging of their assets.

  Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund or the Portfolio will be obligated to sell the security or currency at less than its market value.

  The premium that Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio receives for writing a call option is deemed to constitute the market value of an option. The premium a Fund or the Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying investment, the relationship of the exercise price to such market price, the historical price volatility of the underlying investment, and the length of the option period. In determining whether a particular call option should be written, the Sub-advisor will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.

  Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio to write another call option on the underlying security or currency with either a different exercise price, expiration date or both.

  Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity normally are higher than those applicable to purchases and sales of portfolio securities.

  The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, a Fund or the Portfolio may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

  A Fund or the Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from writing the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by a Fund or the Portfolio.

WRITING PUT OPTIONS

  Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio may write put options on securities, indices and currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price at anytime until (American Style) or on (European Style) the expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

  A Fund or the Portfolio generally would write put options in circumstances where the Sub-advisor wishes to purchase the underlying security or currency for the Fund's or the Portfolio's portfolio at a price lower than the current market price of the security or currency. In such event, the Fund or the Portfolio would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund or the Portfolio also would receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premium received.

  Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund or the Portfolio will be obligated to purchase the security or currency at greater than its market value.

PURCHASING PUT OPTIONS

  Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio may purchase put options on securities, indices and currencies. As the holder of a put option, Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio would have the right to sell the underlying security or currency at the exercise price at any time until (American Style), or on (European Style) the expiration date. The Government Income Fund, the Strategic Income Fund, the Growth & Income Fund or the Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

  A Fund or the Portfolio may purchase a put option on an underlying security or currency ("protective put") owned by the Fund or the Portfolio as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund or the Portfolio, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. The premium paid for the put option and any transaction costs would reduce any profit otherwise available for distribution when the security or currency eventually is sold.

  Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio also may purchase put options at a time when that Fund or the Portfolio does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, a Fund or the Portfolio seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund or the Portfolio will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

PURCHASING CALL OPTIONS

  Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio may purchase call options on securities, indices and currencies. As the holder of a call option, a Fund or the Portfolio would have the right to purchase the underlying security or currency at the exercise price at any time until (American Style) or on (European Style) the expiration date. A Fund or the Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

  Call options may be purchased by a Fund or the Portfolio for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable the Fund or the Portfolio to acquire the security or currency at the exercise price of the call option plus the premium paid. At times, the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique also may be useful to a Fund or the Portfolio in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option, rather than the underlying security or currency itself, a Fund or the Portfolio is partially protected from any unexpected decline in the market price of the underlying security or currency and, in such event, could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

  Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio also may purchase call options on underlying securities or currencies it owns to avoid realizing losses that would result in a reduction of a Fund's or the Portfolio's current return. For example, where a Fund or the Portfolio has written a call option on an underlying security or currency having a current market value below the price at which it purchased the security or currency, an increase in the market price could result in the exercise of the call option written by the Fund or the Portfolio and the realization of a loss on the underlying security or currency. Accordingly, the Fund or the Portfolio could purchase a call option on the same underlying security or currency, which could be exercised to fulfill the Fund's or the Portfolio's delivery obligations under its written call (if it is exercised). This strategy could allow the Fund or the Portfolio to avoid selling the portfolio security or currency at a time when it has an unrealized loss; however, the Fund or the Portfolio would have to pay a premium to purchase the call option plus transaction costs.

  Aggregate premiums paid for put and call options will not exceed 5% of Government Income Fund, Strategic Income Fund, Growth & Income's Fund's or the Portfolio's total assets at the time of purchase.

  Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio may attempt to accomplish objectives similar to those involved in using Forward Contracts by purchasing put or call options on currencies. A put option gives a Fund or the Portfolio as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price at any time until (American Style) or on (European Style) the expiration of the option. A call option gives a Fund or the Portfolio as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price at any time until (American Style) or on (European Style) the expiration of the option. A Fund or the Portfolio might purchase a currency put option, for example, to protect itself against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the Fund or the Portfolio would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the Fund or the Portfolio anticipates purchasing securities.

  Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Funds and the Portfolio will not purchase an OTC option unless the Fund or the Portfolio believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of the average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

  The staff of the SEC considers purchased OTC options to be illiquid securities. A Fund or the Portfolio may also sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund or the Portfolio. The assets used as cover for OTC options written by a Fund or the Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund or the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

  A Fund's or the Portfolio's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Fund and the Portfolio intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party or by a transaction in the secondary market if any such market exists. Although each Fund and the Portfolio will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund or the Portfolio, there is no assurance that the Fund or the Portfolio will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the extent of insolvency of the contra party, the Fund or the Portfolio might be unable to close out an OTC option position at any time prior to its expiration.

INDEX OPTIONS

  Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market or a particular market sector generally) rather than on price movements in individual securities or futures contracts. When a Fund or the Portfolio writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund or the Portfolio an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference. When a Fund or the Portfolio buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund or the Portfolio buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's or the Portfolio's exercise of the put, to deliver to the Fund or the Portfolio an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund or the Portfolio writes a put on an index, it receives a premium and the purchaser has the right, prior to the expiration date, to require the Fund or the Portfolio to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier, if the closing level is less than the exercise price.

  The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund or the Portfolio writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund or the Portfolio can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund or the Portfolio cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

  Even if a Fund or the Portfolio could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund or the Portfolio, as the call writer, will not know that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

  If a Fund or the Portfolio purchases an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund or the Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

INTEREST RATE, CURRENCY AND STOCK INDEX FUTURES CONTRACTS

  Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio may enter into interest rate or currency futures contracts, including futures contracts on indices of debt and equity securities, ("Futures" or "Futures Contracts"), as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund or the Portfolio. Government Income Fund's, Strategic Income Fund's, Growth & Income Fund's or the Portfolio's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates or decreases in currency exchange rates, and purchases of Futures as an offset against the effect of expected declines in interest rates or increases in currency exchange rates.

  Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio only will enter into Futures Contracts that are traded on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are exchanged in London at the London International Financial Futures Exchange.

  Although techniques other than sales and purchases of Futures Contracts could be used to reduce a Fund's or the Portfolio's exposure to interest rate and currency exchange rate fluctuations, a Fund or the Portfolio may be able to hedge exposure more effectively and at a lower cost through using Futures Contracts.

  A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (debt security or currency) for a specified price at a designated date, time and place. An index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading on the contract and the price at which the Futures Contract is originally struck; no physical delivery of the securities comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

  Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts usually are closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio realizes a gain; if it is more, Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio realizes a gain; if it is less, Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio realizes a loss. The transaction costs also must be included in these calculations. There can be no assurance, however, that a Fund or the Portfolio will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund or the Portfolio is not able to enter into an offsetting transaction, the Fund or the Portfolio will continue to be required to maintain the margin deposits on the Futures Contract.

  As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Deutschemarks on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of another Futures Contract of

September Deutschemarks on the same exchange. In such instance, the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio.

  Government Income Fund's, Strategic Income Fund's, Growth & Income Fund's and the Portfolio's Futures transactions will be entered into for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund or the Portfolio owns, or Futures Contracts will be purchased to protect the Fund or the Portfolio against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

  "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio in order to initiate Futures trading and to maintain the Fund's or the Portfolio's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure a Fund's or the Portfolio's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be modified significantly from time to time by the exchange during the term of the Futures Contract.

  Subsequent payments, called "variation margin," to and from the futures commission merchant through which the Fund or the Portfolio entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

  Risks of Using Futures Contracts. The prices of Futures Contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest and currency rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

  There is a risk of imperfect correlation between changes in prices of Futures Contracts and prices of the securities or currencies in a Fund's or the Portfolio's portfolio being hedged. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest or currency rate trends.

  Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract.

  Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract and option on Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract or option may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract or option, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract and option prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some traders to substantial losses.

  If a Fund or the Portfolio were unable to liquidate a Futures or option on Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund or the Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund or the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

  Certain characteristics of the Futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the Futures and options on Futures markets are subject to daily variation margin calls and might be compelled to liquidate Futures or options on Futures positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the Futures or options and the investments being hedged. Also, because initial margin deposit requirements in the Futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the Futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the Futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

OPTIONS ON FUTURES CONTRACTS

  Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account, which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities, currencies or index upon which the Futures Contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

  The purchase of call options on Futures can serve as a long hedge, and the purchase of put options on Futures can serve as a short hedge. Writing call options on Futures can serve as a limited short hedge, and writing put options on Futures can serve as a limited long hedge, using a strategy similar to that used for writing options on securities, foreign currencies or indices.

  If a Fund or the Portfolio writes an option on a Futures Contract, it will be required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures Contracts. Premiums received from the writing of an option on a Futures Contract are included in the initial margin deposit.

  A Fund or the Portfolio may seek to close out an option position by selling an option covering the same Futures Contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

LIMITATIONS ON USE OF FUTURES, OPTIONS ON FUTURES AND CERTAIN OPTIONS ON CURRENCIES

  To the extent that a Fund or the Portfolio enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the liquidation value of a Fund's or the Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund or the Portfolio has entered into. In general, a call option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract exceeds the strike, i.e., exercise, price of the call; a put option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract is exceeded by the strike price of the put. This guideline may be modified by the Trust's or the Portfolio's Board of Trustees, as applicable, without a shareholder vote. This limitation does not limit the percentage of a Fund's or the Portfolio's assets at risk to 5%.

FORWARD CONTRACTS

  A Forward Contract is an obligation, generally arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio either may accept or make delivery of the currency at the maturity of the Forward Contract. A Fund or the Portfolio may also, if its contra party agrees, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract.

  A Fund or the Portfolio engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund or the Portfolio might sell a particular foreign currency forward, for example, when it holds bonds denominated in a foreign currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, a Fund or the Portfolio might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, the Funds or the Portfolio might purchase a currency forward to "lock in" the price of securities denominated in that currency that it anticipates purchasing.

  Forward Contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio will enter into such Forward Contracts with major U.S. or foreign banks and securities or currency dealers in accordance with guidelines approved by the Trust's or the Portfolio's Board of Trustees, as applicable.

  Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio may enter into Forward Contracts either with respect to specific transactions or with respect to the overall investment of the Fund or the Portfolio. The precise matching of the Forward Contract amounts and the value of specific securities generally will not be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the Forward Contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund or the Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund or the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency the Fund or the Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be predicted accurately, causing the Fund or the Portfolio to sustain losses on these contracts and transaction costs.

  At or before the maturity of a Forward Contract requiring the Fund or the Portfolio to sell a currency, the Fund or the Portfolio either may sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund or the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund or the Portfolio may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract, if its contra party agrees, entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund or the Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

  The cost to a Fund or the Portfolio of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts usually are entered into on a principal basis, no fees or commissions are involved. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund or the Portfolio owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

FOREIGN CURRENCY STRATEGIES -- SPECIAL CONSIDERATIONS

  A Fund or the Portfolio may use options on foreign currencies, Futures on foreign currencies, options on Futures on foreign currencies and Forward Contracts to hedge against movements in the values of the foreign currencies in which the Fund's or the Portfolio's securities are denominated. Such currency hedges can protect against price movements in a security that a Fund or the Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

  A Fund or the Portfolio might seek to hedge against changes in the value of a particular currency when no Futures Contract, Forward Contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, the Fund or the Portfolio may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which the Sub-advisor believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

  The value of Futures Contracts, options on Futures Contracts, Forward Contracts and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of Futures Contracts, Forward Contracts or options, a Fund or the Portfolio could be disadvantaged by dealing in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

  There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or Futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Futures contracts or options until they reopen.

  Settlement of Futures Contracts, Forward Contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund or the Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

COVER

  Transactions using Forward Contracts, Futures Contracts and options (other than options purchased by a Fund or the Portfolio) expose the Fund or the Portfolio to an obligation to another party. A Fund or the Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, Forward Contracts or Futures Contracts, or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund and the Portfolio will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities.

  Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Forward Contract, Futures Contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's or the Portfolio's assets are used for cover or segregated accounts, it could affect portfolio management or the Fund's or the Portfolio's ability to meet redemption requests or other current obligations.

INTEREST RATE AND CURRENCY SWAPS

  Strategic Income Fund and the Portfolio usually will enter into interest rate swaps on a net basis, that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with Strategic Income Fund or the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of each of Strategic Income Fund's and the Portfolio's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in an account by a custodian that satisfies the requirements of the 1940 Act. Strategic Income Fund and the Portfolio will also establish and maintain such segregated accounts with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by that Fund or the Portfolio. The Sub-advisor, Strategic Income Fund and the Portfolio believe that swaps, caps and floors do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's and the Portfolio's borrowing restrictions. Strategic Income Fund and the Portfolio will not enter into any swap, cap, floor, collar or other derivative transaction unless, at the time of entering into the transaction, the unsecured long-term debt rating of the counterparty combined with any credit enhancements is rated at least A by Moody's or S&P, or has an equivalent rating from a nationally recognized statistical rating organization or is determined to be of equivalent credit quality by the Sub-advisor. If a counterparty defaults, Strategic Income Fund or the Portfolio may have contractual remedies pursuant to the agreements related to the transactions. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

                                  RISK FACTORS

NON-DIVERSIFIED CLASSIFICATION

  The Funds and the Portfolio are classified as "non-diversified" funds under the 1940 Act. As a result, the Funds and the Portfolio will be able to invest in a fewer number of issuers than if they were classified as "diversified" funds under the 1940 Act. To the extent that the Funds and the Portfolio invest in a smaller number of issuers, the value of the Funds' and the Portfolio's shares may fluctuate more widely and the Funds and the Portfolio may be subject to greater investment and credit risk with respect to the portfolio.

ILLIQUID SECURITIES

  Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio each may invest up to 15% of net assets in illiquid securities. Securities may be considered illiquid if a Fund or the Portfolio cannot reasonably expect within seven days to receive approximately the amount at which the Fund or the Portfolio values such securities. The sale of illiquid securities, if they can be sold at all, generally will require more time and result in higher brokerage charges or dealer discounts and other selling expenses than will the sale of liquid securities, such as securities eligible for trading on U.S. securities exchanges or in the over-the-counter markets. Moreover, restricted securities, which may be illiquid for purposes of this limitation often sell, if at all, at a price lower than similar securities that are not subject to restrictions on resale.

  Illiquid securities include those that are subject to restrictions contained in the securities laws of other countries. However, securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, each Fund and the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund or the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund or the Portfolio might obtain a less favorable price than prevailed when it decided to sell.

  Not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933, as amended ("1933 Act"), including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

  Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a Fund or the Portfolio, however, could affect adversely the marketability of such portfolio securities and a Fund or the Portfolio might be unable to dispose of such securities promptly or at favorable prices.

  With respect to liquidity determinations generally, the Trust's or the Portfolio's Board of Trustees has the ultimate responsibility for determining whether specific securities, including restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act, are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to the Sub-advisor in accordance with procedures approved by the Board. The Sub-advisor takes into account a number of factors in reaching liquidity decisions, including: (i) the frequency of trading in the security; (ii) the number of dealers that make quotes for the security; (iii) the number of dealers that have undertaken to make a market in the security;
(iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). The Sub-advisor will monitor the liquidity of securities held by each Fund and the Portfolio and report periodically on such decisions to the Trust's or the Portfolio's Board of Trustees. Moreover, as noted in the Prospectus, certain securities, such as those subject to registration restrictions of more than seven days, will generally be treated as illiquid. If the liquidity percentage restriction of a Fund or the Portfolio is satisfied at the time of investment, a later increase in the percentage of illiquid securities held by a Fund or the Portfolio resulting from a change in market value or assets will not constitute a violation of that restriction. If as a result of a change in market value or assets, the percentage of illiquid securities held by the Fund or Portfolio increases above the applicable limit, the Sub-advisor will take appropriate steps to bring the aggregate amount of illiquid assets back within the prescribed limitations as soon as reasonably practicable, taking into account the effect of any disposition on the Fund or the Portfolio.

FOREIGN SECURITIES

  Political, Social and Economic Risks. Investing in securities of non-U.S. companies may entail additional risks due to the potential political, social and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization, confiscatory taxation or other confiscation by any country, either a Fund or the Portfolio could lose its entire investment in any such country. Economies in emerging markets are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries in which they trade.

  Religious, Political and Ethnic Instability. Certain countries in which a Fund or the Portfolio may invest may have groups that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of a Fund's or the Portfolio's investment in those countries. Instability may also result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; and (iii) hostile relations with neighboring or other countries. Such political, social and economic instability could disrupt the principal financial markets in which a Fund or the Portfolio invests and adversely affect the value of the Fund's or the Portfolio's assets.

  Foreign Investment Restrictions. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund or the Portfolio. For example, certain countries require prior governmental approval before investments by foreign persons may be made, or may limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

  Non-Uniform Corporate Disclosure Standards and Governmental
Regulation. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the foreign securities held by Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning most foreign issuers of securities held by the Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Sub-advisor will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. Government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers. Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as restrictions on market manipulation, insider trading rules, shareholder proxy requirements and timely disclosure of information.

  Currency Fluctuations. Because the Funds and the Portfolio, under normal circumstances, will invest substantial portions of their total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of each Fund's and the Portfolio's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of each Fund's and the Portfolio's holdings of securities and cash denominated in such currency and, therefore, will cause an overall decline in their respective net asset values and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to shareholders of the Funds. Moreover, if the value of the foreign currencies in which a Fund or the Portfolio receives its income declines relative to the U.S. dollar between the receipt of the income and the making of Fund distributions, the Fund or the Portfolio may be required to liquidate securities in order to make distributions if the Fund or the Portfolio has insufficient cash in U.S. dollars to meet distribution requirements.

  The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the relative movement of interest rates and the pace of business activity in the other countries, and the United States, and other economic and financial conditions affecting the world economy.

  Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain are members of the European Economic and Monetary Union (the "EMU"). The EMU has established a common European currency for participating countries which is known as the "euro." Each participating country supplemented the existing currency with the euro on January 1, 1999, and will replace its existing currency with the euro on July 1, 2002. Any other European country that is a member of the European Union and satisfies the criteria for participation in the EMU may elect to participate in the EMU and may supplement its existing currency with the euro after January 1, 1999.

  The expected introduction of the euro presents unique risks and uncertainties, including how outstanding financial contracts will be treated after January 1, 1999; the establishment of exchange rates for existing currencies and the euro; and the creation of suitable clearing and settlement systems for the euro. These and other factors could cause market disruptions and could adversely affect the value of securities held by the Funds.

  Although the Funds and the Portfolio value their assets daily in terms of U.S. dollars, they do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Funds and the Portfolio will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

  Adverse Market Characteristics. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities markets and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of a Fund or the Portfolio are uninvested and no return is earned thereon. The inability of a Fund or the Portfolio to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to a Fund or the Portfolio due to subsequent declines in value of the portfolio security or, if the Fund or the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. The Sub-advisor will consider such difficulties when determining the allocation of each Fund's or the Portfolio's assets, although the Sub-advisor does not believe that such difficulties will have a material adverse effect on the Funds' or the Portfolio's portfolio trading activities.

  The Funds and the Portfolio may use foreign custodians, which may charge higher custody fees than those attributable to domestic investing and may involve risks in addition to those related to the use of U.S. custodians. Such risks include uncertainties relating to: (i) determining and monitoring the financial strength, reputation and standing of the foreign custodian; (ii) maintaining appropriate safeguards to protect the Funds' and the Portfolio's investments and (iii) possible difficulties in obtaining and enforcing judgments against such custodians.

  The risk exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if the Fund believes that appropriate circumstances warrant, it will promptly apply to the SEC for a determination that an emergency exists within the meaning of
Section 22(e) of the 1940 Act. During the period commencing from the Fund's identification of such conditions until the date of SEC action, the portfolio securities of the Fund in the affected markets will be valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

  Withholding Taxes. Each Fund's and the Portfolio's net investment income from foreign issuers may be subject to withholding taxes by the foreign issuer's country, thereby reducing the Fund's and the Portfolio's income or delaying the receipt of income where those taxes may be recaptured. See "Dividends, Distributions and Tax Matters" herein.

  Concentration. To the extent a Fund invests a significant portion of its assets in securities of issuers located in a particular country or region of the world, such Portfolio may be subject to greater risks and may experience greater volatility than a fund that is more broadly diversified geographically.

  Special Considerations Affecting Western European Countries. The countries that are members of the European Economic Community ("Common Market") (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Sweden and the United Kingdom) eliminated certain import tariffs and quotas and other trade barriers with respect to one another over the past several years. The Sub-advisor believes that this deregulation should improve the prospects for economic growth in many Western European countries. Among other things, the deregulation could enable companies domiciled in one country to avail themselves of lower labor costs existing in other countries. In addition, this deregulation could benefit companies domiciled in one country by opening additional markets for their goods and services in other countries. Since, however, it is not clear what the exact form or effect of these Common Market reforms will be on business in Western Europe, it is impossible to predict the long-term impact of the implementation of these programs on the securities owned by a Fund.

  Special Considerations Affecting Russia and Eastern European
Countries. Investing in Russia and Eastern European countries involves a high degree of risk and special considerations not typically associated with investing in the United States securities markets, and should be considered highly speculative. Such risks include: (1) delays in settling portfolio transactions and risk of loss arising out of the system of share registration and custody; (2) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgement; (3) pervasiveness of corruption and crime in the economic system; (4) currency exchange rate volatility and the lack of available currency hedging instruments; (5) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation) and high unemployment; (6) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on a fund's ability to exchange local currencies for U.S. dollars; (7) political instability and social unrest and violence; (8) the risk that the governments of Russia and Eastern European countries may decide not to continue to support the economic reform programs implemented recently and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed when such countries had a communist form of government; (9) the financial condition of companies in these countries, including large amounts of inter-company debt which may create a payments crisis on a national scale;
(10) dependency on exports and the corresponding importance of international trade; (11) the risk that the tax system in these countries will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (12) the underdeveloped nature of the securities markets.

  Special Considerations Affecting Japan. Japan's economic growth has declined significantly since 1990. The general government position has deteriorated as a result of weakening economic growth and stimulative measures taken to support economic activity and to restore financial stability. Although the decline in interest rates and fiscal stimulation packages have helped to contain recessionary forces, uncertainties remain. Japan is also heavily dependent upon international trade, so its economy is especially sensitive to trade barriers and disputes. Japan has had difficult relations with its trading partners, particularly the United States, where the trade imbalance is the greatest. It is possible that trade sanctions and other protectionist measures could impact Japan adversely in both the short and the long term.

  The common stocks of many Japanese companies trade at high price-earnings ratios. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially in the U.S. In general, however, reported net income in Japan is understated relative to U.S. accounting standards and this is one reason why price-earnings ratios of the stocks of Japanese companies have tended historically to be higher than those for U.S. stocks. In addition, Japanese companies have tended to have higher growth rates than U.S. companies and

Japanese interest rates have generally been lower than in the U.S., both of which factors tend to result in lower discount rates and higher price-earnings ratios in Japan than in the U.S.

  The Japanese securities markets are less regulated than those in the United States. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights are not always equally enforced. In addition, Japan's banking industry is undergoing problems related to bad loans and declining values in real estate.

  Special Considerations Affecting Pacific Region Countries. Certain of the risks associated with international investments are heightened for investments in Pacific region countries. For example, some of the currencies of Pacific region countries have experienced steady devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain countries, such as India, face serious exchange constraints. Jurisdictional disputes also exist between South Korea and North Korea. In addition, the Funds may invest in Hong Kong, which reverted to Chinese Administration on July 1, 1997. Investments in Hong Kong may be subject to expropriation, national, nationalization or confiscation, in which case a Fund could lose its entire investment in Hong Kong. In addition, the reversion of Hong Kong also presents a risk that the Hong Kong dollar will be devalued and a risk of possible loss of investor confidence in Hong Kong's currency, stock market and assets.

  Special Considerations Affecting Latin American Countries. Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin American countries. Certain Latin American countries are also among the largest debtors to commercial banks and foreign governments. At times certain Latin American countries have declared moratoria on the payment of principal and/or interest on external debt. In addition, certain Latin American securities markets have experienced high volatility in recent years.

  Latin American countries may also close certain sectors of their economies to equity investments by foreigners. Further due to the absence of securities markets and publicly owned corporations and due to restrictions on direct investment by foreign entities, investments may only be made in certain Latin American countries solely or primarily through governmentally approved investment vehicles or companies.

  Certain Latin American countries may have managed currencies that are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994, the value of the Mexican peso lost more than one-third of its value relative to the U.S. dollar.

  Special Considerations Affecting Emerging Markets. Strategic Income Fund, Growth & Income Fund and the Portfolio may invest in debt securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in debt securities in developed countries. Similarly, for Growth & Income Fund, investing in the equity securities of companies in emerging markets entails additional risks. These risks affecting debt and equity investments in emerging markets include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Funds' and the Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property. Because of the special risks associated with investing in emerging markets, an investment in the Fund should be considered speculative.

  Settlement mechanisms in emerging securities markets may be less efficient and reliable than in more developed markets. In such emerging securities markets there may be share registration and delivery delays or failures.

  Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

  Government Income Fund and Strategic Income Fund may invest in mortgage-backed and asset-backed securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional bonds. Among the major differences are that interest and principal payments are made more frequently (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed and asset-backed securities may also decrease in value as a result of increasing market interest rates and, because of prepayments, may benefit less than other bonds from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the yield of the Fund. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when the Fund purchased the security. The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities.

  Foreign mortgage-backed securities markets are substantially smaller than U.S. markets, but have been established in several countries, including Germany, Denmark, Sweden, Canada and Australia, and may be developed elsewhere. Foreign mortgage-backed securities generally are structured similar to domestic mortgage-backed securities, and they normally present substantially similar investment risks as well as the other risks normally associated with foreign securities.

LOWER QUALITY DEBT SECURITIES

  Under normal market conditions the Strategic Income Fund may invest up to 65%, and the Portfolio may invest up to 100%, of their respective total assets in debt securities rated below investment grade. Such investments involve a high degree of risk.

  Debt rated Baa by Moody's is considered by Moody's to have speculative characteristics. Debt rated BB, B, CCC, CC or C by S&P and debt rated Ba, D, Caa, Ca or C by Moody's is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such lower quality debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated C by Moody's or S&P is the lowest quality debt that is not in default as to principal or interest and such issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Lower quality debt securities are also generally considered to be subject to greater risk than higher quality securities with regard to a deterioration of general economic conditions. These securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." As noted above, Strategic Income Fund and the Portfolio may invest in debt securities rated below C, which are in default as to principal and/or interest.

  Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit quality in response to subsequent events, so that an issuer's current financial conditions may be better or worse than a rating indicates.

  The marked values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and may be subordinated to the claims of other creditors of the issuer.

  Lower quality debt securities of corporate issuers frequently have call or buy-back features which would permit an issuer to call or repurchase the security from Strategic Income Fund and the Portfolio. If an issuer exercises these provisions in a declining interest rate market, Strategic Income Fund and the Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. In addition, Strategic Income Fund and the Portfolio may have difficulty disposing of lower quality securities because there may be a thin trading market for such securities. There may be no established retail secondary market for many of these securities, and Strategic Income Fund and the Portfolio anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for Strategic Income Fund and the Portfolio to obtain accurate market quotations for purposes of valuing the securities in the portfolios of Strategic Income Fund and the Portfolio. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower quality securities, especially in a thinly traded market. Strategic Income Fund and the Portfolio also may acquire lower quality debt securities during an initial underwriting or may acquire lower quality debt securities which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

  Factors having an adverse effect on the market value of lower rated securities or their equivalents purchased by the Strategic Income Fund and the Portfolio will adversely impact the respective net asset values of the Funds. In addition to the foregoing, such factors may include: (i) potential adverse publicity;
(ii) heightened sensitivity to general economic or political conditions; and
(iii) the likely adverse impact of a major economic recession. Strategic Income Fund and the Portfolio also may incur additional expenses to the extent they are required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and Strategic Income Fund and the Portfolio may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

  As of October 31, 1998, the Strategic Income Fund and the Portfolio had 97.0% and 72.5%, respectively, of their total net assets in debt securities that received a rating from Standard & Poor's and 6.6% and 27.5%, respectively, of their total net assets in debt securities that were not so rated. In addition, the Strategic Income Fund 4.1% in cash and 7.7% in net payables. The Portfolio had 0.0% in cash and 1.5% in net receivables. The Strategic Income Fund and the Portfolio had 97.0% and 72.5%, respectively, of their total net assets invested in rated securities in the following rating categories: AAA -- 55.9% and -- 0.0%; AA+ -- 1.5% and 0.0%; AA- -- 1.2% and 2.0%; A -- 1.0% and 0.0%;
A-1 -- 9.5% and 0.0%; BBB- -- 2.4% and 9.8%; BB+ -- 2.2% and 4.4%; BB -- 7.3%
and 41.1%; BB- -- 3.9% and 10.4%; B+ -- 2.0% and 0.7%; B -- 4.0% and 0.0%;
B- -- 3.4% and 0.0%; CCC+ -- 0.4% and 1.7%; CC -- 0.3% and 0.9%. Included in the
unrated category are securities held by the Fund or the Portfolio which, while unrated, have been determined by the Sub-advisor to be of comparable quality to rated securities. It should be noted that the allocation of the investments of the Fund and the Portfolio by rating on any given date will vary and should not be considered representative of the future composition of the Fund or the Portfolio.

                             INVESTMENT LIMITATIONS

  Each Fund and the Portfolio has adopted the following investment limitations as fundamental policies which may not be changed without approval by the holders of a majority of the outstanding shares of the Fund or Portfolio, as applicable. Whenever Emerging Markets Debt Fund is requested to vote on a change in the investment limitations of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders.

GOVERNMENT INCOME FUND

  Government Income Fund may not:

          (1) Purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

          (2) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-based securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

          (3) Engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;

          (4) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

          (5) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes; or

          (6) Purchase or sell physical commodities, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

  Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

  For purposes of the Fund's concentration policy contained in limitation (1) above, the Fund intends to comply with the SEC staff positions that securities issued or guaranteed as to principal and interest by any single foreign government or any supranational organizations in the aggregate are considered to be securities of issuers in the same industry.

  The following investment policies of Government Income Fund are not fundamental policies and may be changed by vote of the Company's Board of Trustees without shareholder approval. The Fund may not:

          (1) Borrow money to purchase securities or borrow money except for temporary or emergency purposes. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments;

          (2) Invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer;

          (3) Purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

          (4) Enter into a futures contract, if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts;

          (5) Purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, or purchase OTC options or hold assets set aside to cover OTC options written by the Fund, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets; or

          (6) Mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

STRATEGIC INCOME FUND

  Strategic Income Fund may not:

          (1) Purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

          (2) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-based securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

          (3) Engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;

          (4) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

          (5) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes; or

          (6) Purchase or sell physical commodities, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

  Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

  For purposes of the Fund's concentration policy contained in limitation (1) above, the Fund intends to comply with the SEC staff positions that securities issued or guaranteed as to principal and interest by any single foreign government or any supranational organizations in the aggregate are considered to be securities of issuers in the same industry.

  The following investment policies of Strategic Income Fund are not fundamental policies and may be changed by vote of the Company's Board of Trustees without shareholder approval. The Fund may not:

          (1) Invest more than 15% of its total assets in illiquid securities;

          (2) Borrow money to purchase securities and will not invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer (provided, however, that the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies, and limitations as the Fund.);

          (3) Invest more than 10% of its total assets in shares of other investment companies and invest more than 5% of its total assets in any one investment company or acquire more than 3% of the outstanding voting securities of any one investment company (provided, however, that the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies, and limitations as the Fund);

          (4) Purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

          (5) Enter into a futures contract, if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts; or

          (6) Mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

EMERGING MARKETS DEBT FUND AND THE PORTFOLIO

  Emerging Markets Debt Fund and the Portfolio each may not:

          (1) Purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

          (2) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-based securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

          (3) Purchase or sell physical commodities, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

          (4) Engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;

          (5) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan; or

          (6) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

  For purposes of the Fund's and the Portfolio's concentration policy contained in limitation (1) above, they intend to comply with the SEC staff positions that securities issued or guaranteed as to principal and interest by any single foreign government or any supranational organizations in the aggregate are considered to be securities of issuers in the same industry.

  The following investment policies of Emerging Markets Debt Fund and the Portfolio are not fundamental policies and may be changed by vote of the Trust's or the Portfolio's Board of Trustees without shareholder approval. The Fund and the Portfolio each may not:

          (1) Invest in securities of an issuer if the investment would cause the Fund or the Portfolio to own more than 10% of any class of securities of any one issuer (provided, however, that the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives as the Fund);

          (2) Invest in companies for the purpose of exercising control or management (provided, however, that the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives as the Fund);

          (3) Enter into a futures contract, an option on a futures contract or an option on foreign currency traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of those positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of the Fund's or the Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund or the Portfolio has entered into;

          (4) Invest more than 10% of its total assets in shares of other investment companies and invest more than 5% of its total assets in any one investment company or acquire more than 3% of the outstanding voting securities of any one investment company (provided, however, that the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives as the
     Fund);

          (5) Purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

          (6) Mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

GROWTH & INCOME FUND

  Growth & Income Fund may not:

          (1) Purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

          (2) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-based securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

          (3) Engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;

          (4) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

          (5) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 3/4% of the Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes; or

          (6) Purchase or sell physical commodities, but the Fund may purchase, sell or enter into financial operations and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

  Notwithstanding any other investment policy of Growth & Income Fund, Growth & Income Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

  For purposes of the Fund's concentration policy contained in limitation (1) above, Growth & Income Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government or any supranational organizations in the aggregate are considered to be securities of issuers in the same industry.

  The following operating policies of Growth & Income Fund are not fundamental policies and may be changed by vote of the Trust's Board of Trustees without shareholder approval. The Fund may not:

          (1) Invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer;

          (2) Sell securities short, except to the extent that the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

          (3) Enter into a futures contract, an option on a futures contract, or an option on foreign currency traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of those positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into;

          (4) Borrow money except for temporary or emergency purposes (other than to meet redemptions). While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments;

          (5) Purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

          (6) Purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, or purchase OTC options or hold assets set aside to cover OTC options written by the Fund, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets; or

          (7) Mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

  Investors should refer to each Fund's Prospectus for further information about each Fund's respective investment objectives, which may not be changed without the approval of the Fund's shareholders and its corresponding Portfolio's investment objective, which may be changed without the approval of the Portfolio's shareholders, and other investment policies and techniques, which may be changed without shareholder approval.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

  Subject to policies established by the Trust's and the Portfolio's Board of Trustees, the Sub-advisor is responsible for the execution of Government Income Fund's, Strategic Income Fund's, Growth & Income Fund's and the Portfolio's portfolio transactions and the selection of broker/dealers that execute such transactions on behalf of these Funds and the Portfolio. In executing transactions, the Sub-advisor seeks the best net results for Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Although the Sub-advisor generally seeks reasonably competitive commission rates and spreads, payment of the lowest commission or spread is not necessarily consistent with the best net results. While the Funds and the Portfolio may engage in soft dollar arrangements for research services, as described below, neither the Funds nor the Portfolio has any obligation to deal with any broker/dealer or group of broker/dealers in the execution of portfolio transactions.

  Debt securities generally are traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. U.S. and foreign government securities and money market instruments generally are traded in the OTC markets. In underwritten offerings, securities usually are purchased at a fixed price which includes an amount of compensation to the underwriter. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. Broker/dealers may receive commissions on futures, currency and options transactions.

  Consistent with the interests of the Funds and the Portfolio, the Sub-advisor may select brokers to execute the Funds' and the Portfolio's portfolio transactions on the basis of the research and brokerage services they provide to the Sub-advisor for its use in managing the Funds and the Portfolio and its other advisory accounts. Such services may include furnishing analyses, reports and information concerning issuers, industries, securities, geographic regions, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services received from such brokers are in addition to, and not in lieu of, the services required to be performed by the Sub-advisor under investment management and administration contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-advisor determines in good faith that such commission is reasonable in terms either of that particular transaction or the overall responsibility of the Sub-advisor to the Funds and the Portfolio and its other clients and that the total commissions paid by the Funds and the Portfolio will be reasonable in relation to the benefits received by the Funds and the Portfolio over the long term. Research services may also be received from dealers who execute Fund transactions in OTC markets.

  The Sub-advisor may allocate brokerage transactions to broker/dealers who have entered into arrangements under which the broker/dealer allocates a portion of the commissions paid by the Funds or the Portfolio toward payment of the Funds' or the Portfolio's expenses, such as transfer agent and custodian fees.

  Investment decisions for each Fund and the Portfolio and for other investment accounts managed by the Sub-advisor are made independently of each other in light of differing conditions. However, the same investment decision occasionally may be made for two or more of such accounts, including one or both Funds and the Portfolio. In such cases, simultaneous transactions may occur. Purchases or sales are then allocated as to price or amount in a manner deemed fair and equitable to all accounts involved. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Funds and the Portfolio are concerned, in other cases the Sub-advisor believes that coordination and the ability to participate in volume transactions will be beneficial to the Funds and the Portfolio.

  Under a policy adopted by the Trust's and the Portfolio's Board of Trustees, and subject to the policy of obtaining the best net results, the Sub-advisor may consider a broker/dealer's sale of the shares of the Funds and the other funds for which AIM or the Sub-advisor serves as investment manager in selecting brokers and dealers for the execution of portfolio transactions. This policy does not imply a commitment to execute portfolio transactions through all broker/dealers that sell shares of the Funds and such other funds.

  Each Fund and the Portfolio contemplates purchasing most foreign equity securities in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. The fixed commissions paid in connection with most such foreign stock transactions generally are higher than negotiated commissions on United States transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

  Foreign equity securities may be held by a Fund and the Portfolio in the form of ADRs, ADSs, CDRs, GDRs or EDRs or securities convertible into foreign equity securities. ADRs, ADSs, CDRs, GDRs and EDRs may be listed on stock exchanges, or traded in the OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which the Funds and the Portfolio may invest generally are traded in the OTC markets.

  The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of a Fund, provided the conditions of an exemptive order received by the Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to another AIM Fund provided the funds follow procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

  The Funds and the Portfolio contemplate that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through certain companies that are affiliates of AIM and the Sub-advisor. The Trust's Board of Trustees has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which they are operating. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations. For the fiscal years ended October 31, 1998, 1997 and 1996, the Emerging Markets Debt Portfolio paid aggregate brokerage commissions of $0, $0 and $86,600, respectively. For the fiscal years ended October 31, 1998, 1997 and 1996, Government Income Fund paid aggregate brokerage commissions of $0, $4,987 and $24,663, respectively. For the fiscal years ended October 31, 1998, 1997 and 1996, the Strategic Income Fund paid aggregate brokerage commissions of $933, $6,177 and $85,404, respectively. For the fiscal years ended October 31, 1998, 1997 and 1996, Growth & Income Fund paid aggregate brokerage commissions of $1,105,727, $463,307 and $257,953, respectively. For the fiscal years ended October 31, 1996 and 1997, the Growth & Income Fund paid to LGT Bank in Liechtenstein, AG, which was an "affiliated" broker, aggregate brokerage commissions of $16,898 and $12,262, respectively, for transactions involving purchases and sales of portfolio securities which represented 6.55% and 2.65%, respectively, of the total brokerage commissions paid by the Fund and 5.69% and 2.94%, respectively, of the aggregate dollar amount of transactions involving payment of commissions by the Fund.

PORTFOLIO TRADING AND TURNOVER

  Each Fund and the Portfolio engages in portfolio trading when the Sub-advisor concludes that the sale of a security owned by a Fund and the Portfolio and/or the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value, or a security may be purchased in anticipation of a market rise. Consistent with each Fund's and the Portfolio's investment objectives, a security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities. Although the Funds and the Portfolio generally do not intend to trade for short-term profits, the securities in each Fund's and the Portfolio's portfolio will be sold whenever the Sub-advisor believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Portfolio turnover is calculated by dividing the lesser of sales or purchases of portfolio securities by each Fund's or the Portfolio's average month-end portfolio value, excluding short-term investments. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs that a Fund or the Portfolio will bear directly, and could result in the realization of net capital gains that would be taxable when distributed to shareholders. The portfolio turnover rates for the Government Income Fund, Growth & Income Fund, Strategic Income Fund and the Portfolio the last three fiscal years were as follows:

                                                    YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                   OCT. 31, 1998   OCT. 31, 1997   OCT. 31, 1996
                                                   -------------   -------------   -------------
Emerging Markets Debt Portfolio..................       339%            214%            290%
Government Income Fund...........................       305%            241%            268%
Growth & Income Fund.............................        92%             50%             39%
Strategic Income Fund............................       306%            149%            177%

                                   MANAGEMENT

  The Trust's Board of Trustees has overall responsibility for the operation of the Funds. The Trust's Board of Trustees has approved all significant agreements between the Trust on the one side and persons or companies furnishing services to the Fund on the other, including the investment management and administration agreement with AIM, the investment sub-advisory and sub-administration agreement between AIM and the Sub-advisors, the agreements with AIM Distributors regarding distribution of the Fund's shares, the custody agreement and the transfer agency agreement. The day-to-day operations of the Fund are delegated to the officers of the Trust, subject always to the investment objectives and policies of the Fund and to the general supervision of the Trust's Board of Trustees.

TRUSTEES AND EXECUTIVE OFFICERS

  The Trust and the Portfolio's Trustees and Executive Officers are listed below. Unless otherwise indicated, the address of each Executive Officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

----------------------------------------------------------------------------------------------------
   NAME, ADDRESS AND AGE     POSITIONS HELD WITH REGISTRANT   PRINCIPAL OCCUPATION WITH REGISTRANT
----------------------------------------------------------------------------------------------------
 *ROBERT H. GRAHAM (51)      Trustee, Chairman of the Board  Director, President and Chief Executive
                             and President                   Officer, A I M Management Group Inc.;
                                                             Director and President, A I M Advisors,
                                                             Inc.; Director and Senior Vice
                                                             President, A I M Capital Management,
                                                             Inc., A I M Distributors, Inc., A I M
                                                             Fund Services, Inc. and Fund Management
                                                             Company; and Director, AMVESCAP PLC.
----------------------------------------------------------------------------------------------------
 C. DEREK ANDERSON (57)      Trustee                         President, Plantagenet Capital
 220 Sansome Street                                          Management, LLC (an investment
 Suite 400                                                   partnership); Chief Executive Officer,
 San Francisco, CA 94104                                     Plantagenet Holdings, Ltd. (an
                                                             investment banking firm); Director,
                                                             Anderson Capital Management, Inc. since
                                                             1988; Director, PremiumWear, Inc.
                                                             (formerly Munsingwear, Inc.) (a casual
                                                             apparel company); and Director, "R"
                                                             Homes, Inc. and various other
                                                             companies.
----------------------------------------------------------------------------------------------------
 FRANK S. BAYLEY (59)        Trustee                         Partner, law firm of Baker & McKenzie;
 Two Embarcadero Center                                      and Director and Chairman, C.D. Stimson
 Suite 2400                                                  Company (a private investment company).
 San Francisco, CA 94111
----------------------------------------------------------------------------------------------------
 ARTHUR C. PATTERSON (54)    Trustee                         Managing Partner, Accel Partners (a
 428 University Avenue                                       venture capital firm); and Director,
 Palo Alto, CA 94301                                         Viasoft and PageMart, Inc. (both public
                                                             software companies) and several other
                                                             privately held software and
                                                             communications companies.
----------------------------------------------------------------------------------------------------
 RUTH H. QUIGLEY (63)        Trustee                         Private investor; President, Quigley
 1055 California Street                                      Friedlander & Co., Inc. (a financial
 San Francisco, CA 94108                                     advisory services firm) from 1984 to
                                                             1986.
----------------------------------------------------------------------------------------------------
 +JOHN J. ARTHUR (53)        Vice President                  Director and Senior Vice President,
                                                             A I M Advisors, Inc.; Vice President
                                                             and Treasurer, A I M Management Group
                                                             Inc.
----------------------------------------------------------------------------------------------------
 KENNETH W. CHANCEY (53)     Vice President and Principal    Senior Vice President -- Mutual Fund
 50 California Street        Accounting Officer              Accounting, the Sub-advisor since 1997;
 San Francisco, CA 94111                                     Vice President -- Mutual Fund
                                                             Accounting, the Sub-advisor from 1992
                                                             to 1997.
----------------------------------------------------------------------------------------------------

---------------
* A Trustee who is an interested person of the Trust and A I M Advisors, Inc., as defined in the 1940 Act.

+ Mr. Arthur and Ms. Relihan are married to each other.

----------------------------------------------------------------------------------------------------
   NAME, ADDRESS AND AGE     POSITIONS HELD WITH REGISTRANT   PRINCIPAL OCCUPATION WITH REGISTRANT
----------------------------------------------------------------------------------------------------
 SAMUEL D. SIRKO (39)        Vice President and Secretary    Vice President, Assistant General
                                                             Counsel and Assistant Secretary, A I M
                                                             Advisors, Inc.; and Assistant General
                                                             Counsel and Assistant Secretary, A I M
                                                             Management Group Inc., A I M Capital
                                                             Management, Inc., A I M Distributors,
                                                             Inc., A I M Fund Services, Inc. and
                                                             Fund Management Company.
----------------------------------------------------------------------------------------------------
 MELVILLE B. COX (54)        Vice President                  Vice President and Chief Compliance
                                                             Officer, A I M Advisors, Inc., A I M
                                                             Capital Management, Inc., A I M
                                                             Distributors, Inc., A I M Fund
                                                             Services, Inc. and Fund Management
                                                             Company.
----------------------------------------------------------------------------------------------------
 GARY T. CRUM (50)           Vice President                  Director and President, A I M Capital
                                                             Management, Inc.; Director and Senior
                                                             Vice President, A I M Management Group
                                                             Inc. and A I M Advisors, Inc.; and
                                                             Director, A I M Distributors, Inc. and
                                                             AMVESCAP PLC.
----------------------------------------------------------------------------------------------------
 +CAROL F. RELIHAN (44)      Vice President                  Director, Senior Vice President,
                                                             General Counsel and Secretary, A I M
                                                             Advisors, Inc.; Senior Vice President,
                                                             General Counsel and Secretary, A I M
                                                             Management Group Inc.; Director, Vice
                                                             President and General Counsel, Fund
                                                             Management Company; Vice President and
                                                             General Counsel, A I M Fund Services,
                                                             Inc.; and Vice President, A I M Capital
                                                             Management, Inc. and A I M
                                                             Distributors, Inc.
----------------------------------------------------------------------------------------------------
 DANA R. SUTTON, (39)        Vice President and Assistant    Vice President and Fund Controller,
                             Treasurer                       A I M Advisors, Inc.; and Assistant
                                                             Vice President and Assistant Treasurer,
                                                             Fund Management Company.
----------------------------------------------------------------------------------------------------

---------------
+ Mr. Arthur and Ms. Relihan are married to each other.

  The Board of Trustees has a Nominating and Audit Committee, composed of Miss Quigley (Chairman) and Messrs. Anderson, Bayley and Patterson, which is responsible for nominating persons to serve as Trustees, reviewing audits of the Trust and its funds and recommending firms to serve as independent auditors of the Trust. All of the Trust's Trustees also serve as directors or trustees of some or all of the other investment companies managed, administered or advised by AIM. All of the Trust's Executive Officers held similar offices with some or all of the other investment companies managed, administered or advised by AIM.

  Each Trustee who is not a trustee, officer or employee of the Sub-advisors or any affiliated company is paid aggregate fees of $5,000 a year, plus $300 per Fund for each meeting of the Board attended, and reimbursed travel and other expenses incurred in connection with attendance at such meetings. Other Trustees and Officers receive no compensation or expense reimbursement from the Trust. For the fiscal year ended October 31, 1997, Mr. Anderson, Mr. Bayley, Mr. Patterson and Miss Quigley, who are not trustees, officers, or employees of the Sub-advisor or any affiliated company, received total compensation of $46,350, $43,350, $47,700 and $48,000, respectively, from the Trust for their services as Trustees. For the fiscal year ended October 31, 1998, Mr. Anderson, Mr. Bayley, Mr. Patterson and Miss Quigley, who are not trustees, officers or employees of the Sub-advisor or any other affiliated company, received total compensation of $97,600, $97,500, $105,450 and $106,350, respectively, from the investment companies managed or administered by AIM and sub-advised or sub-advised by the Sub-advisor for which he or she serves as a Trustee. Fees and expenses disbursed to the Trustees contained no accrued or payable pension or retirement benefits. As of February 1, 1999, the Officers and Trustees and their families as a group owned in the aggregate beneficially or of record less than 1% of the outstanding shares of the Funds or of all the Trust's series in the aggregate.

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

  AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046, was organized in 1976 and, together with its subsidiaries, manages or advises approximately 110 investment portfolios encompassing a broad range of investment objectives. INVESCO (NY), Inc., 1166 Avenue of the Americas, New York, New York 10036, formerly Chancellor LGT Asset Management, Inc. has provided investment management and/or administrative services to institutional, corporate and individual clients around the world since 1969. INVESCO Asset Management Limited, 11 Devonshire Square, London, EC2M 4YR, England has provided investment management and/or administrative services to pension funds, insurance funds, index funds, unit trusts, offshore funds and a variety of institutional accounts since 1967. AIM, the Sub-advisors and their worldwide asset management affiliates provide investment management and/or administrative services to institutional, corporate and individual clients around the world.

  AIM is a direct, wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), a holding company that has been engaged in the financial services business since 1976. AIM is also the sole shareholder of the Funds' principal underwriter, AIM Distributors.

  AIM Management, AIM and each Sub-Advisor are indirect wholly owned subsidiaries of AMVESCAP PLC, 11 Devonshire Square, London, EC2M 4YR, England. AMVESCAP PLC and its subsidiaries are an independent management group that has a significant presence in the institutional and retail segment of the investment management industry in North America and Europe, and a growing presence in Asia.

  In addition to the investment resources of their Houston, New York and London offices, AIM and the Sub-advisors draw upon the expertise, personnel, data and systems of other offices in Atlanta, Boston, Dallas, Denver, Louisville, Miami, Portland (Oregon), Frankfurt, Hong Kong, Singapore, Sydney, Tokyo and Toronto. In managing the Funds and the Portfolio, the Sub-advisors employ a team approach, taking advantage of its investment resources around the world.

  Under an investment management and administration contract between the Trust and AIM ("Trust Advisory Agreement"), AIM serves as the investment manager and administrator for Government Income Fund, Strategic Income Fund and Growth & Income Fund. AIM also serves as the Portfolio's investment manager and administrator under an Investment Management and Administration Contract between the Portfolio and AIM ("Portfolio Advisory Agreement").

  INVESCO Asset Management Limited serves as the Portfolio's sub-advisor under a Sub-advisory Agreement between AIM and INVESCO Asset Management Limited ("Portfolio Sub-Advisory Agreement") and as the sub-advisor for Government Income Fund and Growth & Income Fund under a separate Sub-advisory Agreement between AIM and INVESCO Asset Management Limited ("Fund Sub-Advisory Agreement"). INVESCO (NY), Inc. serves as the sub-advisor for Strategic Income Fund under a Sub-Advisory Agreement between AIM and INVESCO (NY), Inc. (together with the Portfolio Sub-Advisory Agreement and the Fund Sub-Advisory Agreement, the Trust Advisory Agreement and the Portfolio Advisory Agreement, the "Management Agreements").

  AIM also serves as Emerging Markets Debt Fund's administrator under an Administration Contract between the Trust and AIM.

  The Administration Contracts will not be deemed advisory contracts, as defined under the 1940 Act. As investment managers and administrators, AIM and the Sub-advisor make all investment decisions for Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio and as administrators, AIM and the Sub-advisor administer each Fund's and the Portfolio's affairs. Among other things, AIM and the Sub-advisor furnish the services and pay the compensation and travel expenses of persons who perform the executive, administrative, clerical and bookkeeping functions of the Trust, the Funds, and the Portfolio and provide suitable office space, necessary small office equipment and utilities.

  The Management Agreements may be renewed for one-year terms, provided that any such renewal has been specifically approved at least annually by: (i) the Trust's or the Portfolio's Board of Trustees, as applicable, or by the vote of a majority of the Fund's or the Portfolio's outstanding voting securities (as defined in the 1940 Act), and (ii) a majority of Trustees who are not parties to the Management Agreements or the Administration Contract or "interested persons" of any such party (as defined in the 1940 Act), cast in person at a meeting called for the specific purpose of voting on such approval. The Management Agreements provide that with respect to Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio, and the Administration Contract provide that with respect to Emerging Markets Debt Fund, either the Trust, the Portfolio or each of AIM or the Sub-advisor may terminate the Contracts without penalty upon sixty days' written notice to the other party. The Management Agreements and the Administration Contract terminate automatically in the event of their assignment (as defined in the 1940 Act).

  In each of the last three fiscal years Government Income Fund paid investment management and administration fees to the Sub-advisor in the following amounts:

YEAR ENDED OCTOBER 31,                                         AMOUNT PAID
----------------------                                         -----------
1998........................................................   $1,823,161
1997........................................................    2,403,043
1996........................................................    3,672,503

  In each of the last three fiscal years Strategic Income Fund paid investment management and administration fees to the Sub-advisor in the following amounts:

YEAR ENDED OCTOBER 31,                                         AMOUNT PAID
----------------------                                         -----------
1998........................................................   $2,691,901
1997........................................................    3,474,804
1996........................................................    3,807,689

  In each of the last three fiscal years the Growth & Income Fund paid investment management and administration fees to the Sub-advisor in the following amounts:

YEAR ENDED OCTOBER 31,                                         AMOUNT PAID
----------------------                                         -----------
1998........................................................   $7,885,054
1997........................................................    6,900,695
1996........................................................    6,282,438
1995........................................................    6,301,399

  In each of the last three fiscal years Emerging Markets Debt Portfolio paid investment management and administration fees to the Sub-advisor in the following amounts:

YEAR ENDED OCTOBER 31,                                         AMOUNT PAID
----------------------                                         -----------
1998........................................................   $2,241,949
1997........................................................    2,971,167
1996........................................................    3,014,924

  In each of the last three fiscal years Emerging Markets Debt Fund paid administration fees to the Sub-advisor in the following amounts:

YEAR ENDED OCTOBER 31,                                         AMOUNT PAID
----------------------                                         -----------
1998........................................................   $  767,658
1997........................................................    1,136,471
1996........................................................    1,015,220

  For these services, each Fund pays AIM investment management and administration fees, computed daily and paid monthly, based on its average daily net assets, at the annualized rate of 0.975% on the first $500 million, 0.95% on the next $500 million, 0.925% on the next $500 million and 0.90% on the amounts thereafter. Out of the aggregate fees payable by each Fund, AIM pays each Sub-advisor sub-advisory and sub-administration fees equal to 40% of the aggregate fees AIM receives from each Fund. The investment management and administration fees paid by the Funds are higher than those paid by most mutual funds. The Funds pay all expenses not assumed by AIM, the Sub-advisors, AIM Distributors or other agents. AIM has undertaken to limit each Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the annual rate of 1.40% of the average daily net assets of each Fund's Advisor Class shares until May 31, 2000.

  AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Tables in the Prospectus may not be terminated without the approval of the Board of Trustees.

  AIM also serves as the Funds' pricing and accounting agent. For these services, AIM receives a fee based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Investment Portfolios, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable

Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets, and 0.02% of the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

  In placing securities for a Fund's portfolio transactions, the Sub-advisors seek to obtain the best net results. Consistent with its obligation to obtain the best net results, the Sub-advisors may consider a broker/dealer's sale of shares of the AIM Funds as a factor in considering through whom portfolio transactions will be effected. Brokerage transactions may be executed through affiliates of AIM or the Sub-advisors. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs that the Fund will bear directly and could result in the realization of net capital gains which would be taxable when distributed to shareholders. See "Dividends, Distributions and Tax Matters."

DISTRIBUTION SERVICES

  The Trust has entered into a Master Distribution Agreement (the "Distribution Agreement"), with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, to act as the distributor of the Advisor Class Shares of the Funds. The Distribution Agreement provides AIM Distributors with the exclusive right to distribute Advisor Class Shares of the Funds directly and through institutions with whom AIM Distributors has entered into select dealer agreements.

  Each Fund's Advisor Class shares are offered continuously through each Fund's principal underwriter and distributor, AIM Distributors, on a "best efforts" basis pursuant to a distribution contract between the Trust and AIM Distributors without a sales charge or a contingent deferred sales charge.

EXPENSES OF THE FUNDS AND THE PORTFOLIO

  Each Fund and the Portfolio pays all expenses not assumed by AIM, the Sub-advisor, AIM Distributors and other agents. These expenses include, in addition to the advisory, distribution, transfer agency, pricing and accounting agent and brokerage fees discussed above, legal and audit expenses, custodian fees, trustees' fees, organizational fees, fidelity bond and other insurance premiums, taxes, extraordinary expenses and the expenses of reports and prospectuses sent to existing investors. The allocation of general Company expenses and expenses shared by the Funds and other funds organized as series of the Trust are allocated on a basis deemed fair and equitable, which may be based on the relative net assets of the Funds or the nature of the services performed and relative applicability to each Fund. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. The ratio of each Fund's and the Portfolio's expenses to its relative net assets can be expected to be higher than the expense ratios of funds investing solely in domestic securities, since the cost of maintaining the custody of foreign securities and the rate of investment management fees paid by each Fund and the Portfolio generally are higher than the comparable expenses of such other funds.

                       HOW TO PURCHASE AND REDEEM SHARES

  A complete description of the manner in which shares of the Funds may be purchased appears in each Fund's Prospectus under the headings "Purchasing Shares."

  For purposes of a Letter of Intent entered into prior to June 1, 1998, any registered investment advisor, trust company or bank trust department which exercises investment discretion and which intends within thirteen months to invest $500,000 or more can be treated as a single purchaser, provided further that such entity places all purchases and redemption orders. Such entities should be prepared to establish their qualifications for such treatment.

  Complete information concerning the method of exchanging shares of the Funds for shares of the other AIM Funds is set forth in each Fund's Prospectus under the heading "Exchanging Shares."

  Information concerning redemption of each Fund's shares is set forth in the Prospectus under the heading "Redeeming Shares." In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received. Such an arrangement is subject to timely receipt by A I M Fund Services, Inc. ("AFS"), the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

  The right of redemption may be suspended or the date of payment postponed when
(a) trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

BACKUP WITHHOLDING

  Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

  Each AIM Fund, and other payers, must, according to IRS regulations, withhold 31% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.

  An investor is subject to backup withholding if:

          (1) the investor fails to furnish a correct TIN to the Fund, or

          (2) the IRS notifies the Fund that the investor furnished an incorrect TIN, or

          (3) the investor is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or

          (4) the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

          (5) the investor does not certify his TIN. This applies only to reportable interest, dividend, broker or barter exchange accounts opened after 1983, or broker accounts considered inactive during 1983.

  Except as explained in (5) above, other reportable payments are subject to backup withholding only if (1) or (2) above applies.

  Certain payees and payments are exempt from backup withholding and information reporting. A complete listing of such exempt entities appears in the Instructions for the Requester of Form W-9 (which can be obtained from the IRS) and includes, among others, the following:

  - a corporation

  - an organization exempt from tax under Section 501(a), an individual retirement plan (IRA), or a custodial account under Section 403(b)(7)

  - the United States or any of its agencies or instrumentalities

  - a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

  - a foreign government or any of its political subdivisions, agencies or instrumentalities

  - an international organization or any of its agencies or instrumentalities

  - a foreign central bank of issue

  - a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.

  - a futures commission merchant registered with the Commodity Futures Trading Commission

  - a real estate investment trust

  - an entity registered at all times during the tax year under the 1940 Act

  - a common trust fund operated by a bank under Section 584(a)

  - a financial institution

  - a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List

  - a trust exempt from tax under Section 664 or described in Section 4947

  Investors should contact the IRS if they have any questions concerning entitlement to an exemption from backup withholding.

NOTE: Section references are to sections of the Code.

  IRS PENALTIES -- Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

  NONRESIDENT ALIENS -- Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 remains in effect for three calendar years beginning with the calendar year in which it is received by the Fund. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and distributions and return of capital distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

                         NET ASSET VALUE DETERMINATION

  The net asset value per share of each Fund and Portfolio is normally determined daily as of the close of trading of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund and Portfolio. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, the net asset value of a Fund or Portfolio is determined as of the close of the NYSE on such day. Net asset value per share is determined by dividing the value of a Fund's or the Portfolio's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's or the Portfolio's net asset value per share is made in accordance with generally accepted accounting principles.

  Each equity security held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the last available bid. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean between the closing bid and asked prices on that day. Debt securities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.

  Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of each Fund's or Portfolio's shares are determined at such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE which will not be reflected in the computation of a Fund's or Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board(s) of Trustees of the Fund.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

  Income dividends and capital gains distributions are automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions on cash or that they be reinvested in shares of another AIM Fund, subject to the terms and conditions set forth under the caption "Shareholder Information -- Dividends and Distributions." If a shareholder's account does not have any shares in it on a dividend or capital gains distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distribution reinvested.

TAX MATTERS

  The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

TAXATION OF THE FUNDS

  Each Fund is treated as a separate corporation for federal income tax purposes. To continue to qualify for treatment as a regulated investment company ("RIC") under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, Futures or Forward Contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. The Emerging Markets Debt Fund, as an investor in the Portfolio, is deemed to own a proportionate share of the Portfolio's assets, and to earn a proportionate share of the Portfolio's income, for purposes of determining whether that Fund satisfies the requirements described above to qualify as a RIC.

  Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

  See "Taxation of Certain Investment Activities" below for a discussion of the tax consequences to the Emerging Markets Debt Fund of hedging transactions engaged in, and investments in passive foreign investment companies ("PFICs") and other foreign securities by, the Portfolio.

TAXATION OF THE PORTFOLIO -- GENERAL

  The Portfolio is treated as a partnership for federal income tax purposes and is not a "publicly traded partnership." As a result, the Portfolio is not subject to federal income tax; instead, the Emerging Markets Debt Fund, as an investor in the Portfolio, is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions and credits, without regard to whether it has received any cash distributions from the Portfolio. The Portfolio also is not subject to Delaware income or franchise tax.

  Because, as noted above, the Emerging Markets Debt Fund is deemed to own a proportionate share of the Portfolio's assets, and to earn a proportionate share of the Portfolio's income, for purposes of determining whether that Fund satisfies the requirements to qualify as a RIC, the Portfolio intends to conduct its operations so that the Emerging Markets Debt Fund will be able to continue to satisfy all those requirements.

  Distributions to the Emerging Markets Debt Fund from the Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in that Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds that Fund's basis for its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of that

Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and (3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. The Emerging Markets Debt Fund's basis for its interest in the Portfolio generally will equal the amount of cash and the basis of any property that Fund invests in the Portfolio, increased by that Fund's share of the Portfolio's net income and gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to that Fund and
(b) that Fund's share of the Portfolio's losses.

TAXATION OF CERTAIN INVESTMENT ACTIVITIES

  For purposes of the following discussion, "Investor Funds" means the Government Income Fund, the Strategic Income Fund, the Growth & Income Fund and the Portfolio.

  Foreign Taxes. Interest and dividends received by an Investor Fund, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of an Investor Fund's total assets (taking into account, in the case of the Emerging Markets Debt Fund, its proportionate share of the Portfolio's assets) at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it (taking into account, in the case of the Emerging Markets Debt Fund, its proportionate share of any foreign taxes paid by the Portfolio) (a "Fund's foreign taxes"). Pursuant to the election, an Investor Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him, his proportionate share of the Fund's foreign taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents its income from foreign and U.S. possessions sources (taking into account, in the case of the Emerging Markets Debt Fund, its proportionate share of the Portfolio's income from those sources) as his own income from those sources and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. Each Investor Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's foreign taxes and income (taking into account, in the case of the Emerging Markets Debt Fund, its proportionate share of the Portfolio's income) from sources within foreign countries and U.S. possessions if it makes this election. Pursuant to the Taxpayer Relief Act of 1997 ("Tax Act"), individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Form 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the Form 1116 that otherwise is required.

  Passive Foreign Investment Companies. Each Investor Fund may invest in the stock of passive foreign investment companies ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly or constructively, at least 10% of that voting power) as to which the Investor Fund is a U.S. shareholder (effective with respect to each Investor Fund for its taxable year beginning November 1, 1998) -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, an Investor Fund will be subject to federal income tax on a part (or, in the case of the Emerging Markets Debt Fund, its proportionate share of a part) of any "excess distribution" received by it (or, in the case of the Emerging Markets Debt Fund, by the Portfolio) on the stock of a PFIC or of any gain on the Fund's (or, in the case of the Emerging Markets Debt Fund, the Portfolio's) disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

  If an Investor Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Investor Fund (or, in the case of the Portfolio, the Emerging Markets Debt Fund) would be required to include in income each year its pro rata share (taking into account, in the case of the Emerging Markets Debt Fund, its proportionate share of the Portfolio's pro rata share) of the QEF's ordinary earnings and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) -- which most likely would have to be distributed by the Investor Fund (or, in the case of the Portfolio, the Emerging Markets Debt Fund) to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received thereby from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

  Effective for its taxable year beginning November 1, 1998, each Investor Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over an Investor Fund's adjusted basis therein as of the end of that year. Pursuant to the election, an Investor Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years. An Investor Fund's adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Regulations proposed in 1992 provided a similar election with respect to the stock of certain PFICs.

  Options, Futures and Foreign Currency Transactions. The Investors Funds' use of hedging transactions, such as selling (writing) and purchasing options and Futures Contracts and entering into Forward Contracts, involves complex rules that will determine, for federal income tax purposes, the amount, character and timing of recognition of the gains and losses an Investor Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, Futures and Forward Contracts derived by an Investor Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement for that Investor Fund (or, in the case of the Portfolio, the Emerging Markets Debt Fund).

  Futures and Forward Contracts that are subject to Section 1256 of the Code (other than those that are part of a "mixed straddle") ("Section 1256 Contracts") and that are held by an Investor Fund at the end of its taxable year generally will be deemed to have been sold at that time at market value for federal income tax purposes. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. That 60% portion will qualify for the reduced maximum tax rates on noncorporate taxpayers' net capital gain -- 20% (10% for non-corporate taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 12 months.

  Section 988 of the Code also may apply to gains and losses from transactions in foreign currencies, foreign-currency-denominated debt securities and options, Futures and Forward Contracts on foreign currencies ("Section 988" gains and losses). Each Section 988 gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. Each Investor Fund attempts to monitor section 988 transactions to minimize any adverse tax impact.

  If an Investor Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, Futures or Forward Contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time unless the closed transaction exception applies. A constructive sale generally consists of a short sale, an offsetting notional principal contract or Futures or Forward Contract entered into by an Investor Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

  The Strategic Income Fund and the Portfolio each may acquire zero coupon or other securities issued with original issue discount ("OID"). As a holder of those securities, that Fund and the Portfolio (and, through it, the Emerging Markets Debt Fund) each must include in its income the portion of the OID that accrues on the securities during the taxable year, even if no corresponding payment on them is received during the year. Similarly, the Strategic Income Fund and the Portfolio each must include in its gross income securities it receives as "interest" on payment-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, the Strategic Income Fund or the Emerging Markets Debt Fund, or both, may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives (or, in the case of the Emerging Markets Debt Fund, its share of the total amount of cash the Portfolio actually receives). Those distributions will be made from the Fund's (or, in the case of the Emerging Markets Debt Fund, its, or its share of the Portfolio's) cash assets or, if necessary, from the proceeds of sales of portfolio securities. A Fund may (directly or through the Portfolio) realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

TAXATION OF THE FUNDS' SHAREHOLDERS

  Dividends and other distributions declared by a Fund in, and payable to shareholders of record as of a date in, October, November or December of any year will be deemed to have been paid by the Fund and received by the shareholders on

December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

  A portion of the dividends from the Growth & Income Fund's investment company taxable income (whether paid in cash or reinvested in additional shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by that Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. The Funds other than the Growth & Income Fund are not expected to pay dividends eligible for that deduction.

  If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

  Dividends paid by a Fund to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership ("foreign shareholder") generally will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply, however, to a dividend paid by a Fund to a foreign shareholder that is "effectively connected with the conduct of a U.S. trade or business," in which case the reporting and withholding requirements applicable to domestic shareholders will apply. A distribution of net capital gain by a Fund to a foreign shareholder generally will be subject to U.S. federal income tax (at the rates applicable to domestic persons) only if the distribution is "effectively connected" or the foreign shareholder is treated as a resident alien individual for federal income tax purposes.

  The foregoing is a general and abbreviated summary of certain federal tax considerations affecting the Funds, their shareholders and the Portfolio at the date of this Statement of Additional Information. Investors are urged to consult their own tax advisors for more detailed information and for information regarding any foreign, state and local taxes applicable to distributions received from a Fund.

                            SHAREHOLDER INFORMATION

  This information supplements the discussion in each Fund's Prospectus under the title "Shareholder Information."

TIMING OF PURCHASE ORDERS

  Orders for the purchase of Advisor Class shares received prior to the close of regular trading on the NYSE, which is generally 4:00 p.m. Eastern Time (and which is hereinafter referred to as "NYSE Close"), on any business day of an AIM Fund will be confirmed at the price next determined. Orders received after NYSE Close will be confirmed at the price determined on the next business day of the AIM Fund. Certain financial institutions (or their designees) may be authorized to accept purchase orders on behalf of the AIM Funds. Orders received by authorized institutions (or their designees) before NYSE Close will be deemed to have been received by an AIM Fund on such day and will be effected that day, provided that such orders are transmitted to the Transfer Agent prior to the time set for receipt of such orders. It is the responsibility of the dealer/financial institution to ensure that all orders are transmitted on a timely basis to the Transfer Agent. Any loss resulting from the dealer/financial institution's failure to submit an order within the prescribed time frame will be borne by that dealer/financial institution. A "business day" of an AIM Fund is any day on which the NYSE is open for business. It is expected that the NYSE will be closed during the next twelve months on Saturdays and Sundays and on the days on which New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day are observed by the NYSE.

  An investor who uses a check to purchase shares will be credited with the full number of shares purchased at the time of receipt of the purchase order, as previously described. However, in the event of a redemption or exchange of such shares, the investor may be required to wait up to ten business days before the redemption proceeds are sent. This delay is necessary in order to ensure that the check has cleared. If the check does not clear, or if any investment order must be cancelled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

SHARE CERTIFICATES

  Share certificates for all AIM Funds will be issued upon written request by a shareholder to AIM Distributors or the Transfer Agent. Otherwise, such shares will be held on the shareholder's behalf by the applicable AIM Fund(s) and be recorded on the books of such fund(s).

TERMS AND CONDITIONS OF EXCHANGES

  Advisor Class shareholders of the Advisor Class Funds may participate in an exchange privilege as described below. AIM Distributors acts as distributor for the Advisor Class Funds which represent a range of different investment objectives and policies.

  Advisor Class shares of each Fund may be exchanged either for Advisor Class shares of any other Fund or for AIM Cash Reserve shares of AIM Money Market Fund.

  Investors in wrap fee programs and advisory accounts interested in making an exchange should contact their Financial Advisers to request the prospectus of an Advisor Class Fund being considered. Other investors should contact AIM Distributors for the appropriate prospectus.

  An exchange is permitted only in the following circumstances: (a) the dollar amount of the exchange must be at least equal to the minimum investment applicable to the shares of the Advisor Class Fund acquired through such exchange; (b) the shares of the Advisor Class Fund acquired through exchange must be qualified for sale in the state in which the shareholder resides; (c) the exchange must be made between accounts having identical registrations and addresses; (d) the full amount of the purchase price for the shares being exchanged must have already been received by the fund; (e) the account from which shares have been exchanged must be coded as having a certified taxpayer identification number on file or, in the alternative, an appropriate IRS Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status) must have been received by the fund; (f) newly acquired shares (through either an initial or subsequent investment) are held in an account for at least ten business days, and all other shares are held in an account for at least one day, prior to the exchange; and (g) certificates representing shares must be returned before shares can be exchanged. There is no fee for exchanges among the Advisor Class Funds.

  The current prospectus of each of the Advisor Class Funds and current information concerning the operation of the exchange privilege are available through AIM Distributors or through any dealer who has executed an applicable agreement with AIM Distributors. Before exchanging shares, investors should review the prospectuses of the funds whose shares will be acquired through exchange. Exchanges of shares are considered to be sales for federal and state income tax purposes and may result in a taxable gain or loss to a shareholder.

  The exchange privilege is not an option or right to purchase shares but is permitted under the respective policies of the participating funds, and may be modified or discontinued by any of such funds or by AIM Distributors at any time, and to the extent permitted by applicable law, without notice.

  Shares of any Advisor Class Fund to be exchanged are redeemed at their net asset value as determined at NYSE Close on the day that an exchange request in proper form (described below) is received. Exchange requests received after NYSE Close will result in the redemption of shares at their net asset value at NYSE Close on the next business day. Normally, Advisor Class shares of an Advisor Class Fund to be acquired by exchange are purchased at their net asset value determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that an Advisor Class Fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into an Advisor Class Fund that declares daily dividends ("Dividends, Distributions and Tax Matters -- Dividends and Distributions," below), and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange. Advisor Class shares purchased by check may not be exchanged until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received. See "Timing of Purchase Orders."

  In the event of unusual market conditions, AIM Distributors reserves the right to reject any exchange request, if, in the judgment of AIM Distributors, the number of requests or the total value of the shares that are the subject of the exchange places a material burden on a fund. For example, the number of exchanges by investment managers making market timing exchanges may be limited.

EXCHANGES BY MAIL

  Investors exchanging their Advisor Class shares by mail should send a written request to AFS. The request should contain the account registration and account number, the dollar amount or number of Advisor Class shares to be exchanged, and the names of the Advisor Class Funds from which and into which the exchange is to be made. The request should comply with all of the requirements for redemption by mail. See "Redeeming Shares" in each Fund's Prospectus.

EXCHANGES BY TELEPHONE

  Shareholders or their agents may request an exchange by telephone. A shareholder may give exchange information to his Financial Adviser. If a shareholder does not wish to allow telephone exchanges by any person in his account, he should decline that option on the account application. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the Advisor Class Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the Advisor Class Funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a Financial Adviser, shareholder or dealer who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a Financial Adviser, shareholder or dealer is unable to reach AFS by telephone, he may also request exchanges by telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by the Transfer Agent as long as such request is received prior to NYSE Close. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone exchange request that they reasonably believe to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions.

REDEMPTIONS BY MAIL

  Redemption requests must be in writing and sent to the Transfer Agent. Upon receipt of a redemption request in proper form, payment will be made as soon as practicable, but in any event will normally be made within seven days after receipt. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Timing of Purchase Orders."

  Requests for redemption must include: (a) original signatures of each registered owner exactly as the shares are registered; (b) the fund and the account number of shares to be redeemed; (c) share certificates, either properly endorsed or accompanied by a duly executed stock power, for the shares to be redeemed if such certificates have been issued and the shares are not in the custody of the Transfer Agent; (d) signature guarantees, as described below; and
(e) any additional documents that may be required for redemption by corporations, partnership, trusts or other entities. The burden is on the shareholder to inquire as to whether any additional documentation is required. Any request not in proper form may be rejected and in such case must be renewed in writing.

REDEMPTIONS BY TELEPHONE

  Shareholders may request a redemption by telephone. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline that option on the account application. The telephone redemption feature can be used only if: (a) the redemption proceeds are to be mailed to the address of record or transferred electronically or wired to the pre-authorized bank account; (b) there has been no change of address of record on the account within the preceding 30 days; (c) the shares to be redeemed are not in certificate form; (d) the person requesting the redemption can provide proper identification information, and (e) the proceeds of the redemption do not exceed $50,000. AIM Distributors has made arrangements with certain dealers and investment advisors to accept telephone instructions for the redemption of shares. AIM Distributors reserves the right to impose conditions on these dealers and investment advisors, including the condition that they enter into agreements (which contain additional conditions with respect to the redemption of shares) with AIM Distributors. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth in the appropriate form if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's taxpayer identification number and current address, and mailings of confirmations promptly after the transaction.

TIMING AND PRICING OF REDEMPTION ORDERS

  Advisor Class shares of the Advisor Class Funds are redeemed at their net asset value next computed after a request for redemption in proper form (including signature guarantees and other required documentation for written redemptions) is received by the Transfer Agent or certain financial institutions (or their designees) who are authorized to accept redemption orders on behalf of the AIM Funds, provided that such orders are transmitted to the Transfer Agent prior to the time set for receipt of such orders. Orders for the redemption of Advisor Class shares received on any business day of an AIM Fund will be confirmed at the price determined as of the close of that day. Orders received after NYSE Close will be confirmed at the price determined on the next business day of an AIM Fund. It is the responsibility of the dealer/financial institution to ensure that all orders are transmitted on a timely basis. Any resulting loss from the dealer/financial institution's failure to submit a request for redemption within the prescribed time frame will be borne by that dealer/ financial institution. Telephone redemption requests must be made by NYSE Close on any business day of an AIM Fund and will be confirmed at the price determined as of the close of that day. No AIM Fund will accept requests which specify a particular date for redemption or which specify any special conditions.

  Payment of the proceeds of redeemed shares is normally made within seven days following the redemption date. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. A charge for special handling (such as wiring of funds or expedited delivery services) may be made by the Transfer Agent. The right of redemption may not be suspended or the date of payment upon redemption postponed except under unusual circumstances such as when trading on the NYSE is restricted or suspended. Payment of the proceeds of redemptions relating to shares for which checks sent in payment have not yet cleared will be delayed until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received.

SIGNATURE GUARANTEES

  A signature guarantee is designed to protect the investor, the AIM Funds, AIM Distributors, and their agents by verifying the signature of each investor seeking to redeem, transfer, or exchange shares of an AIM Fund. Examples of when signature guarantees are required are: (1) redemptions by mail in excess of $50,000; (2) redemptions by mail if the proceeds are to be paid to someone other than the name(s) in which the account is registered; (3) written redemptions requesting proceeds to be sent to other than the bank of record for the account;
(4) redemptions requesting proceeds to be sent to a new address or an address that has been changed within the past 30 days; (5) requests to transfer the registration of shares to another owner, (6) telephone exchange and telephone redemption authorization forms; (7) changes in previously designated wiring or electronic funds transfer instructions, and (8) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $50,000 or the proceeds are to be sent to the address of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

  Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term in defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

DIVIDENDS AND DISTRIBUTIONS

  In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods. Each Advisor Class Fund may make additional distributions, if necessary, to avoid a non-deductible 4% federal excise tax on certain undistributed income and capital gain (the "Excise Tax").

  All dividends and distributions of an AIM Fund are automatically reinvested on the payment date in full and fractional shares of such fund, unless the shareholder has made an alternate election as to the method of payment. Dividends and distributions attributable to Advisor Class shares of an Advisor Class Fund are reinvested in additional Advisor Class shares of that fund, absent an election by a shareholder to receive cash or to have such dividends and distributions reinvested in Advisor Class shares of another Advisor Class Fund, to the extent permitted. For funds that do not declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. For funds that declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the payable date. Shareholders may elect, by written notice to the Transfer Agent, to receive such distributions, or only the dividend portion thereof, in cash, or to invest such dividends and distributions in Advisor Class shares of another Advisor Class Fund. Investors who have not previously selected such a reinvestment option on the account application form may contact the Transfer Agent at any time to obtain a form to authorize such reinvestments in another Advisor Class Fund.

  Dividends on Advisor Class shares of an Advisor Class Fund are expected to be higher than dividends on shares of other classes of that fund because of the service and distribution fees paid by those other classes of shares. Dividends on all shares may also be affected by other class-specific expenses.

  Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.

  Any dividend or distribution paid by a fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes, as discussed below.

MINIMUM ACCOUNT BALANCE

  If (1) an account opened in a fund has been in effect for at least one year and the shareholder has not made an additional purchase in that account within the preceding six calendar months and (2) the value of such account drops below $500 for three consecutive months as a result of redemptions or exchanges, the fund has the right to redeem the account, after giving the shareholder 60 days' prior written notice, unless the shareholder makes additional investments within the notice period to bring the account value up to $500. If a fund determines that a shareholder has provided incorrect information in opening an account with a fund or in the course of conducting subsequent transactions with the fund related to such account, the fund may, in its discretion, redeem the account and distribute the proceeds of such redemption to the shareholder.

  AIM Distributors and its agents reserve the right at any time (1) to withdraw all or any part of the offering made by the Fund's Prospectus; (2) to reject any purchase or exchange order or to cancel any purchase due to nonpayment of the purchase price; (3) to increase, waive or lower the minimum investment requirements; or (4) to modify any of the terms or conditions of purchase of shares of such fund. For any fund named on the cover page, AIM Distributors and its agents will use their best efforts to provide notice of any such actions through correspondence with broker-dealers and existing shareholders, supplements to the AIM Funds' prospectuses, or other appropriate means, and will provide sixty (60) days' notice in the case of termination or material modification to the exchange privilege discussed under the caption "Exchange Privilege."

                           MISCELLANEOUS INFORMATION

CHARGES FOR CERTAIN ACCOUNT INFORMATION

  The Transfer Agent may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

CUSTODIAN AND TRANSFER AGENT

  State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. The Custodian attends to the collection of principal and income, pays and collects all monies for securities bought and sold by the Funds and performs certain other ministerial duties. A I M Fund Services, Inc., a wholly owned subsidiary of AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, acts as transfer and dividend disbursing agent for the Funds. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets. The Funds pay the Custodian and the Transfer Agent such compensation as may be agreed upon from time to time.

INDEPENDENT ACCOUNTANTS

  The Funds' and the Portfolio's independent accountants are PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP conducts audits of each Fund's and the Portfolio's financial statements, assists in the preparation of the Funds' and the Portfolio's federal and state income tax returns and consults with the Trust, the Funds and the Portfolio as to matters of accounting, regulatory filings, and federal and state income taxation.

  The audited financial statements of the Funds and the Portfolio included in this Statement of Additional Information have been examined by PricewaterhouseCoopers LLP, as stated in their opinion appearing herein and are included in reliance upon such opinion given upon the authority of that firm as experts in accounting and auditing.

LEGAL MATTERS

  The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue N.W., Washington, D.C. 20036-1800, acts as counsel to the Trust and the Funds.

SHAREHOLDER LIABILITY

  Under Delaware law, the shareholders of the Trust enjoy the same limitations extended to shareholders of private, for-profit corporations. There is a remote possibility, however, that under certain circumstances shareholders of the Trust may be held personally liable for the Trust's obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a trustee. If a shareholder is held personally liable for the obligations of the Trust, the Trust Agreement provides that the shareholder shall be entitled out of the assets belonging to the applicable Fund (or allocable to the applicable Class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Trust's Bylaws and applicable law. Thus, the risk of a shareholder incurring financial loss on account of such liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and where the other party was held not to be bound by the disclaimer.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

  To the best knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding shares of any class of each Fund's equity securities as of February 1, 1999, and the percentage of the outstanding shares held by such holders are set forth below:

                                                                                        PERCENT
                                                                       PERCENT          OWNED OF
                                                                       OWNED OF        RECORD AND
FUND                               NAME AND ADDRESS OF OWNER           RECORD*        BENEFICIALLY
----                               -------------------------           --------       ------------
Emerging Markets Debt              MLPF&S                               10.24%            -0-
  Fund -- Class B                  for the Sole Benefit of Its
                                   Customers
                                   Attn: Fund Administration
                                   4800 Deer Lake Drive East, 2nd
                                   Floor
                                   Jacksonville, FL 32246-6484
Emerging Markets Debt              LGT Asset Management AC              31.89%            -0-
  Fund -- Advisor Class            5000201000
                                   SERP Plan
                                   Attn: Debbie Nettles
                                   11 Greenway Plaza Suite 100
                                   Houston, TX 77046-1173
                                   LGT Asset Management                 30.21%            -0-
                                   401(K) Plan
                                   11 Greenway Plaza Suite 100
                                   Houston, TX 77046-1173
                                   Charles Schwab & Co., Inc.           20.39%            -0-
                                   Reinvest Account
                                   101 Montgomery St.
                                   San Francisco, CA 94104-4122
Government Income Fund -- Class A  MLPF&S                                7.30%            -0-
                                   for the Sole Benefit of Its
                                   Customers
                                   Attn: Fund Administration
                                   4800 Deer Lake Drive East, 2nd
                                   Floor
                                   Jacksonville, FL 32246-6484

---------------

* The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

                                                                                        PERCENT
                                                                       PERCENT          OWNED OF
                                                                       OWNED OF        RECORD AND
FUND                               NAME AND ADDRESS OF OWNER           RECORD*        BENEFICIALLY
----                               -------------------------           --------       ------------
Government Income Fund -- Class B  MLPF&S                               10.34%            -0-
                                   for the Sole Benefit of Its
                                   Customers
                                   Attn: Fund Administration
                                   4800 Deer Lake Drive East, 2nd
                                   Floor
                                   Jacksonville, FL 32246-6484

Government Income Fund -- Advisor  LGT Asset Management                 48.95%            -0-
  Class                            401(K) Plan
                                   11 Greenway Plaza Suite 100
                                   Houston, TX 77046-1173

                                   LGT Asset Management                 27.05%            -0-
                                   SERP Plan
                                   Attn: Debbie Nettles A/C
                                   5000201000
                                   11 Greenway Plaza Suite 100
                                   Houston, TX 77046-1173

                                   Trust Company of America              8.16%            -0-
                                   FBO FPI
                                   PO Box 65503
                                   Englewood, CO 80155-6503

Growth & Income Fund -- Class A    MLPF&S                                5.35%            -0-
                                   for the Sole Benefit of Its
                                   Customers
                                   Attn: Fund Administration
                                   1800 Deer Lake Drive East, 2nd
                                   Floor
                                   Jacksonville, FL 32246-6484

Growth & Income Fund -- Advisor    LGT Asset Management AC5000201000    39.19%            -0-
  Class                            SERP Plan
                                   Attn: Debbie Nettles
                                   11 Greenway Plaza Suite 100
                                   Houston, TX 77046-1173

                                   LGT Asset Management                 33.86%            -0-
                                   401(K) Plan
                                   11 Greenway Plaza Suite 100
                                   Houston, TX 77046-1173

                                   FTC & Co.                             8.35%            -0-
                                   Attn: Datalynx #040
                                   P.O. Box 173736
                                   Denver, CO 80217-3736

Strategic Income Fund -- Class B   MLPF&S                                6.62%            -0-
                                   for the Sole Benefit of Its
                                   Customers
                                   Attn: Fund Administration
                                   4800 Deer Lake Drive East, 2nd
                                   Floor
                                   Jacksonville, FL 32246-6484

Strategic Income Fund -- Advisor   Donaldson Lufkin Jenrette            32.22%            -0-
  Class                            Securities Corporation, Inc.
                                   PO Box 2052
                                   Jersey City, NJ 07303-2052

                                   MLPF&S for the Sole Benefit of       25.80%            -0-
                                   Its Customers, Security #97K60
                                   Attn: Fund Administration
                                   4800 Deer Lake Drive East, 2nd
                                   Floor
                                   Jacksonville, FL 32246-6484

                                   FTC & Co.                             8.59%            -0-
                                   Attn: Datalynx #089
                                   PO Box 173736
                                   Denver, CO 80217-3736

---------------

* The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

                               INVESTMENT RESULTS

TOTAL RETURN QUOTATIONS

  The standard formula for calculating total return is as follows:
                                       n
                                 P(1+T)  =ERV

    Where  P      =   a hypothetical initial payment of $1,000.
           T      =   average annual total return (assuming the applicable maximum sales load is deducted at the beginning of the 1, 5, or 10 year periods).
           n      =   number of years.
           ERV    =   ending redeemable value of a hypothetical $1,000 payment at the end of the 1, 5, or 10 year periods (or fractional
                      portions of such period).

  The standardized returns for the Advisor Class shares of Emerging Markets Debt Fund, Government Income Fund, Growth & Income Fund and Strategic Income Fund, stated as average annualized total returns for the periods shown, were:

                                                      ONE       FIVE    TEN      SINCE
                                                      YEAR      YEAR    YEAR   INCEPTION*
                                                    --------    ----    ----   ----------
Emerging Markets Debt Fund........................  (28.64)%    N/A     N/A       6.53%
Government Income Fund............................   12.73 %    N/A     N/A       7.52%
Growth & Income Fund..............................   20.74 %    N/A     N/A      18.13%
Strategic Income Fund.............................   (1.28)%    N/A     N/A      10.01%

---------------

* The inception date for Advisor Class shares of each Fund is 06/01/95.

NON-STANDARDIZED RETURNS

  Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:

                                       n
                                 P(1+U)  =ERV

    Where  P      =   a hypothetical initial payment of $1,000.
           U      =   average annual total return assuming payment of only a
                      stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period.
           n      =   number of years.
           ERV    =   ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.

  Cumulative total return across a stated period may be calculated as follows:

                                       n
                                 P(1+V)  =ERV

    Where  P      =   a hypothetical initial payment of $1,000.
           V      =   cumulative total return assuming payment of all of, a stated
                      portion of, or none of, the applicable maximum sales load at the beginning of the stated period.
           n      =   number of years.
           ERV    =   ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.

  The aggregate non-standardized returns (not taking sales charges into account) for the Advisor Class shares of Emerging Markets Debt Fund, Government Income Fund, Growth & Income Fund and Strategic Income Fund, stated as aggregate total returns for the periods shown, were:

                                                      ONE       FIVE    TEN      SINCE
                                                      YEAR      YEAR    YEAR   INCEPTION*
                                                    --------    ----    ----   ----------
Emerging Markets Debt Fund........................  (28.64)%    N/A     N/A      25.46%
Government Income Fund............................   12.73 %    N/A     N/A      29.67%
Growth & Income Fund..............................   20.74 %    N/A     N/A      81.70%
Strategic Income Fund.............................   (1.28)%    N/A     N/A      40.75%

---------------

* The inception date for Advisor Class shares of each Fund is 06/01/95.

YIELD QUOTATIONS

  The standard formula for calculating yield for each Fund, as described in the Prospectus, is as follows:

                                                   6
                        YIELD = 2[((a-b)/(c x d)+1) -1]

Where  a    =    dividends and interest earned during a stated 30-day period.
                 For purposes of this calculation, dividends are accrued
                 rather than recorded on the ex-dividend date. Interest
                 earned under this formula must generally be calculated based on the yield to maturity of each obligation (or, if more
                 appropriate, based on yield to a call date).
       b    =    expenses accrued during period (net of reimbursement).
       c    =    the average daily number of shares outstanding during the
                 period.
       d    =    the maximum offering price per share on the last day of the period.

  The Yields of the Class A shares of Strategic Income Fund, Government Income Fund and Emerging Markets Debt Fund for the one-month period ended October 31, 1996 were 6.58%, 6.23% and 7.29%, respectively. The current yields of the Class B shares of Strategic Income Fund, Government Income Fund and Emerging Markets Debt Fund for the one-month period ended October 31, 1996 were 6.23%, 5.87% and 7.00%, respectively. The Yields of the Advisor Class shares of the Strategic Income Fund, Government Income Fund and Emerging Markets Debt Fund for the one-month period ended October 31, 1996 were 7.27%, 6.74% and 8.04%, respectively.

PERFORMANCE INFORMATION

  All advertisements of a Fund will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of the Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding the Fund's performance is contained in the Fund's annual report to shareholders, which is available upon request and without charge.

  A Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return.

  A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. BECAUSE AVERAGE ANNUAL RETURNS TEND TO EVEN OUT VARIATIONS IN THE FUND'S RETURN, INVESTORS SHOULD RECOGNIZE THAT SUCH RETURNS ARE NOT THE SAME AS ACTUAL YEAR-BY-YEAR RESULTS. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

  Yield is computed in accordance with standardized formulas described herein and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time. Yield reflects investment income net of expenses over the relevant period attributable to a Fund share, expressed as an annualized percentage of the net asset value per share for Advisor Class shares.

  Yield is a function of the type and quality of the Fund's investments, the maturity of the securities held in the Fund's portfolio and the operating expense ratio of the Fund. A shareholder's investment in the Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in the Fund.

  From time to time and in its discretion, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Voluntary fee waivers or reductions or commitments to assume expenses may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions or commitments to assume expenses, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions or reimbursement of expenses set forth in the Fee Table in the Prospectus may not be terminated without the approval of the Board of Trustees.

  A practice of waiving or reducing fees or reimbursing expenses will have the effect of increasing that Fund's yield and total return. The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results. A Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment in a Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in any Fund.

  Total return and yield figures for the Funds are neither fixed nor guaranteed, and no Fund's principal is insured. Performance quotations reflect historical information and should not be considered representative of a Fund's performance for any period in the future. Performance is a function of a number of factors which can be expected to fluctuate. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. Such publications or media entities may include the following, among others:

     Advertising Age
     Barron's
     Best's Review
     Broker World
     Business Week
     Changing Times
     Christian Science Monitor
     Consumer Reports
     Economist
     EuroMoney
     FACS of the Week
     Financial Planning
     Financial Product News
     Financial World
     Forbes
     Fortune
     Global Finance
     Hartford Courant Inc.
     Institutional Investor
     Insurance Forum
     Insurance Week
     Investor's Daily
     Journal of the American
       Society of CLU & ChFC
     Kiplinger Letter
     Money
     Mutual Fund Forecaster
     Mutual Fund Magazine
     Nation's Business
     New York Times
     Pension World
     Pensions & Investments
     Personal Investor
     Financial Services Week
     Philadelphia Inquirer
     Smart Money
     USA Today
     U.S. News & World Report
     Wall Street Journal
     Washington Post
     CNN
     CNBC
     PBS

  The Funds and AIM Distributors may from time to time, in advertisements, sales literature and reports furnished to present or prospective shareholders, compare each Fund with the following, or compare each Fund's performance to performance data of similar mutual funds as published in the following, among others:

     Bank Rate National Monitor Index
     Bear Stearns Foreign Bond Index
     Bond Buyer Index
     CDA/Wiesenberger Investment Company Services
       (data and mutual fund rankings and
       comparisons)
     CNBC/Financial News Composite Index
     COFI
     Consumer Price Index
     Datastream
     Donoghue's
     Dow Jones Industrial Average
     EAFE Index
     First Boston High Yield Index
     Fitch (publications)
     Ibbotson Associates International Bond Index
     International Bank for Reconstruction and
       Development (publications)
     International Finance Corporation Emerging
       Markets Database
     International Financial Statistics
     Lehman Bond Indices
     Lipper Analytical Data Services, Inc. (data and
       mutual fund rankings and comparisons)
     Micropal, Inc. (data and mutual fund rankings
       and comparisons)
     Moody's Investors Service (publications)
     Morgan Stanley Capital International All Country
       (AC) World Index

     Morgan Stanley Capital International World
       Indices
     Morningstar, Inc. (data and mutual fund rankings
       and comparisons)
     NASDAQ
     Organization for Economic Cooperation and
       Development (publications)
     Salomon Brothers Global Telecommunications
       Index
     Salomon Brothers World Government Bond
       Index-Non-U.S.
     Salomon Brothers World Government Bond
       Index
     Standard & Poor's (publications)
     Standard & Poor's 500 Composite Stock Price
       Index
     Stangar
     Wilshire Associates
     World Bank (publications and reports)
     The World Bank Publication of Trends in
       Developing Countries
     Worldscope

  Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

          10-year Treasuries
          30-year Treasuries
          30-day Treasury Bills

  Information relating to foreign market performance, capitalization and diversification is based on sources believed to be reliable but may be subject to revision and has not been independently verified by the Funds or AIM Distributors. Advertising for the Funds may from time to time include discussions of general economic conditions and interest rates. Advertising for the Funds may also include reference to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose (i) the largest holdings in the Fund's portfolio, (ii) certain selling group members and/or (iii) certain institutional shareholders.

  From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning, and inflation.

  Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

                                    APPENDIX

                          DESCRIPTION OF BOND RATINGS

  Moody's Investors Service, Inc. ("Moody's") rates the debt securities issued by various entities from "Aaa" to "C". Investment grade ratings are the first four categories: Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.
A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa -- Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), rates the securities debt of various entities in categories ranging from "AAA" to "D" according to quality. Investment grade ratings are the first four categories: AAA -- An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong. AA -- An obligation rated "AA" differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong. A -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. BBB -- An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. BB, B, CCC, CC, C -- Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. BB -- An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. B -- An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.
CCC -- An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC -- An obligation rated "CC" is currently highly vulnerable to nonpayment.
C -- The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. D -- An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

  Moody's employs the designation "Prime-1" to indicate commercial paper having a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  S&P ratings of commercial paper are graded into several categories ranging from "A-1" for the highest quality obligations to "D" for the lowest. Issues in the "A" category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus sign (+) designation. A-2 -- Capacity for timely payments on issues with this designation is satisfactory; however, the relative degree of safety is not as high as for issues designated "A-1."

ABSENCE OF RATING

  Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

          1. An application for rating was not received or accepted.

          2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

          3. There is a lack of essential data pertaining to the issue or issuer.

          4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

  Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the Company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the Company ranks in the lower end of its generic rating category.

                              FINANCIAL STATEMENTS

                                       FS

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders of AIM Emerging Markets Debt Fund (formerly GT Global High Income Fund) and Board of Trustees of AIM Investment Funds (formerly G.T. Investment Funds, Inc.):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Emerging Markets Debt Fund
- -Consolidated at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                      PRICEWATERHOUSECOOPERS LLP

BOSTON, MASSACHUSETTS
DECEMBER 18, 1998

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                          PRINCIPAL        VALUE         % OF NET
FIXED INCOME INVESTMENTS                                     CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Government & Government Agency Obligations (75.6%)
  Algeria (4.3%)
    Algeria Tranche 1 Loan Assignment, 6.625% due
     9/4/06+ ..............................................   USD          15,200,000   $  7,752,000         4.3
  Argentina (18.4%)
    Republic of Argentina:
      I.O. Strip, 12.11% due 4/10/05 ......................   USD          10,390,000      9,142,145         5.1
      Discount Bond, 6.625% due 3/31/23+ ..................   USD          12,518,000      8,527,888         4.7
      Par Bond Series L, 5.75% (6% at 3/31/99) due
       3/31/23++ ..........................................   USD          11,540,000      8,020,300         4.4
      Global Bond, 9.75% due 9/19/27 ......................   USD           4,573,000      3,970,507         2.2
      7.297% due 7/8/05 ...................................   ITL       7,780,000,000      3,526,648         2.0
  Brazil (4.7%)
    Brazil Floating Rate Discount Note, 6.125% due
     4/15/24+ .............................................   USD          14,398,000      8,557,811         4.7
  Bulgaria (7.2%)
    Republic of Bulgaria:
      Discount Bond Series A, 6.6875% due 7/28/24 -
       Euro+ ..............................................   USD          11,120,000      7,811,800         4.3
      Front Loaded Interest Reduction Bond Series A, 2.5%
       (2.75% at 7/99) due 7/28/12++ ......................   USD           9,427,000      5,208,418         2.9
  Colombia (4.3%)
    Republic of Colombia:
      8.625% due 4/1/08 ...................................   USD           6,498,000      5,100,930         2.8
      7.27% due 6/15/03 - 144A{.} .........................   USD           3,300,000      2,689,500         1.5
  Ivory Coast (4.8%)
    Ivory Coast:
      Past Due Interest Bond, 1.9% (2.9% at 3/31/09) due
       3/29/18++ ..........................................   FRF         153,852,500      6,856,419         3.8
      Past due Interest Bond, 2% (3% at 3/31/09) due
       3/29/18++ ..........................................   USD           5,875,625      1,718,620         1.0
  Jamaica (3.8%)
    Government of Jamaica, 10.875% due 6/10/05 -
     144A{.} ..............................................   USD           9,054,000      6,790,500         3.8
  Korea (0.6%)
    Korea Republic Restructured Debt, 8.281% due
     4/8/00+ ..............................................   USD           1,230,000      1,143,900         0.6
  Mexico (13.5%)
    United Mexican States:
      9.875% due 1/15/07 ..................................   USD           7,390,000      7,029,738         3.9
      Discount Bond Series A, 6.1156% due 12/31/19+ +/+ ...   USD           8,295,000      6,475,284         3.6
      6.63% due 12/31/19 ..................................   FRF          39,000,000      5,468,652         3.0
      Global Bond, 11.375% due 9/15/16 ....................   USD           2,688,000      2,684,640         1.5
      Discount Bond Series D, 6.6016% due 12/31/19+ .......   USD           2,210,000      1,725,181         1.0
      Discount Bond Series B, 6.47656% due 12/31/19+
       +/+ ................................................   USD           1,265,000        987,491         0.5
  Panama (3.2%)
    Republic of Panama:
      Interest Reduction Bond, 4.00% (4.25% at 7/99) due
       7/17/14++ ..........................................   USD           4,350,000      3,183,656         1.8
      8.875% due 9/30/27 ..................................   USD           2,689,000      2,480,603         1.4
  Peru (4.6%)
    Republic of Peru, Past Due Interest Bond, 4% (4.5% at
     3/8/99) due 3/7/17++ .................................   USD          14,305,000      8,225,375         4.6

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                          PRINCIPAL        VALUE         % OF NET
FIXED INCOME INVESTMENTS                                     CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Government & Government Agency Obligations (Continued)
  Poland (4.6%)
    Poland:
      3% (3.5% at 10/28/99) due 10/27/24 - Euro++ .........   USD           8,210,000   $  5,459,650         3.0
      Past Due Interest, 5% (6% at 10/28/99) 10/27/14 -
       Euro++ .............................................   USD           3,138,000      2,853,619         1.6
  Russia (1.6%)
    Bank for Foreign Economic Affairs (Venesheconombank)
     Principal Loans, 6.625% due 12/15/20+ ................   USD          37,242,372      2,956,113         1.6
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $164,789,707) ............................................                              136,347,388
                                                                                        ------------
Corporate Bonds (20.9%)
  Argentina (1.5%)
    Disco S.A., 9.875% due 5/15/08 - 144A{.} ..............   USD           1,960,000      1,367,100         0.8
    Mastellone Hermanos S.A., 11.75% due 4/1/08 -
     144A{.} ..............................................   USD           1,943,000      1,185,230         0.7
  Brazil (6.1%)
    Globo Comunicacoes Participacoes, 10.625% due 5/12/08 -
     144A{.} ..............................................   USD           5,995,000      3,432,138         1.9
    Banco Hipotecario Espana, 10% due 4/17/03 - 144A{.} ...   USD           3,679,000      3,237,520         1.8
    Banco Nacional de Desenvolvimento Economico e Social
     (BNDES):
      10.8% due 6/16/08 -144A{.} ..........................   USD           1,694,000      1,185,800         0.7
      10.8% due 6/16/08 - Reg S{c} ........................   USD           1,375,000        962,500         0.5
    RBS Participacoes S.A., 11% due 4/1/07 - 144A{.} ......   USD           3,708,000      1,668,600         0.9
    CSN Iron S.A., 9.125% due 6/1/07 ......................   USD             985,000        558,988         0.3
  Colombia (0.9%)
    Financiera Energia Nacional, 9.375% due 6/15/06 - Reg
     S{c} .................................................   USD           2,200,000      1,613,260         0.9
  Jamaica (1.6%)
    Mechala Group Jamaica:
      12.75% due 12/30/99 - Series B ......................   USD           2,846,000      1,992,200         1.1
      12.75% due 12/30/99 - Reg S{c} ......................   USD           1,288,000        901,600         0.5
  Korea (0.9%)
    Pohang Iron & Steel, 2% due 10/9/00 ...................   JPY         224,000,000      1,665,177         0.9
  Luxembourg (1.7%)
    Cellco Finance N.V., 15% due 8/1/05 - Reg S{c} ........   USD           3,790,000      3,069,900         1.7
  Mexico (6.4%)
    Petroleos Mexicanos (PEMEX), 9.25% due 3/30/18 -
     144A{.} ..............................................   USD           9,257,000      7,544,455         4.2
    Dine, S.A. de C.V., 8.75% due 10/15/07 - 144A{.} ......   USD           2,060,000      1,627,400         0.9
    Cemex Valenciana, 9.66% due 11/29/49 - 144A{.} ........   USD           1,430,000      1,201,200         0.7
    Banco Nacional Comercio Exte., 8% due 7/18/02 - Reg
     S{c} .................................................   USD           1,180,000      1,076,750         0.6
  Russia (0.9%)
    Lukinter Finance BV Convertible, 3.5% due 5/6/02 -
     144A{.} ..............................................   USD           2,283,000        833,295         0.5
    Mosenergo Finance BV, 8.375% due 10/9/02 - 144A{.} ....   USD           4,200,000        735,000         0.4
  Singapore (0.9%)
    Krung Thai Bank, 6.23% due 9/30/04 ....................   USD           2,500,000      1,650,000         0.9
                                                                                        ------------
Total Corporate Bonds (cost $53,441,317) ..................                               37,508,113
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                          PRINCIPAL        VALUE         % OF NET
FIXED INCOME INVESTMENTS                                     CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Structured Notes (2.0%)
  Korea (2.0%)
    Fixed Rate Trust Certificate 13.55% due 2/15/02[::]
      (Issued by a newly created Delaware Business Trust,
       collateralized by triple A paper. This trust
       certificate has a credit risk component linked to
       the value of a referenced security: Korean
       Development Bank 1.875% 2002.)
       (cost $5,050,000)  .................................   USD           5,050,000   $  3,694,075         2.0
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $223,281,024) ........                              177,549,576        98.5
                                                                                        ------------       -----
                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-----------------------------------------------------------                             ------------   -------------
  Dated October 30, 1998, with State Street Bank & Trust
   Co., due November 2, 1998, for an effective yield 5.30%
   collateralized by $5,000 U.S. Treasury Bonds, 8.75% due
   05/15/17 (market value of collateral is $7,211 including
   accrued interest). (cost $7,000)  ......................                                    7,000          --
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $223,288,024)  * ..................                              177,556,576        98.5
Other Assets and Liabilities ..............................                                2,766,571         1.5
                                                                                        ------------       -----

NET ASSETS ................................................                             $180,323,147       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

       [::] Certain events may cause the contract to terminate prior to date shown.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {c} Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
          + The coupon rate shown on floating rate note represents the rate at period end.
         ++ The coupon rate shown on step-up coupon bond represents the rate at period end.
        +/+  Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.
          *  For Federal income tax purposes, cost is $229,575,059 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   2,192,621
                 Unrealized depreciation:           (54,211,104)
                                                  -------------
                 Net unrealized depreciation:     $ (52,018,483)
                                                  -------------
                                                  -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1998

                                                                                     UNREALIZED
                                           MARKET VALUE      CONTRACT    DELIVERY   APPRECIATION
CONTRACTS TO SELL:                        (U.S. DOLLARS)      PRICE        DATE    (DEPRECIATION)
----------------------------------------  --------------   ------------  --------  --------------
French Francs...........................     6,685,024          5.45470  03/18/99   $    79,784
Japanese Yen............................     1,596,301        118.80000  11/27/98       (38,220)
                                          --------------                           --------------
  Total Contracts to Sell (Receivable
   amount $8,322,889)...................     8,281,325                                   41,564
                                          --------------                           --------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 4.59%.
  Total Open Forward Foreign Currency
   Contracts............................                                            $    41,564
                                                                                   --------------
                                                                                   --------------

----------------
See Note 1 of Notes to the Financial Statements.

    The accompanying notes are an integral part of the financial statements.

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                October 31, 1998

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $223,288,024) (Note 1)............................  $177,556,576
  U.S. currency....................................................................  $      90
  Foreign currencies (cost $655,357)...............................................  $ 647,780      647,870
                                                                                     ---------
  Receivable for securities sold..............................................................   11,083,854
  Interest receivable.........................................................................    5,228,106
  Receivable for Fund shares sold.............................................................    1,421,034
  Receivable for open forward foreign currency contracts (Note 1).............................       41,564
                                                                                                -----------
    Total assets..............................................................................  195,979,004
                                                                                                -----------
Liabilities:
  Payable for securities purchased............................................................   11,070,590
  Payable for loan outstanding (Note 1).......................................................    2,000,000
  Payable for Fund shares repurchased.........................................................      927,125
  Distribution payable........................................................................      863,058
  Payable for service and distribution expenses (Note 2)......................................      339,869
  Payable for investment management and administration fees (Note 2)..........................      142,609
  Payable for transfer agent fees (Note 2)....................................................      100,252
  Payable for printing and postage expenses...................................................       83,667
  Payable for professional fees...............................................................       51,163
  Payable for custodian fees..................................................................       30,000
  Payable for registration and filing fees....................................................       12,051
  Payable for Trustees' fees and expenses (Note 2)............................................       11,850
  Payable for fund accounting fees (Note 2)...................................................        4,476
  Other accrued expenses......................................................................       19,047
                                                                                                -----------
    Total liabilities.........................................................................   15,655,757
  Minority interest (Notes 1 & 2).............................................................          100
                                                                                                -----------
Net assets....................................................................................  $180,323,147
                                                                                                -----------
                                                                                                -----------
Class A:
  Net asset value and redemption price per share $(69,321,193 DIVIDED BY 8,818,139 shares
   outstanding)...............................................................................  $      7.86
                                                                                                -----------
                                                                                                -----------
  Maximum offering price per share (100/95.25 of $7.86) *.....................................  $      8.25
                                                                                                -----------
                                                                                                -----------
Class B:+
Net asset value and offering price per share $(109,406,337 DIVIDED BY 13,918,010 shares
 outstanding).................................................................................  $      7.86
                                                                                                -----------
                                                                                                -----------
Advisor Class:
  Net asset value, offering price per share, and redemption price per share $(1,595,617
   DIVIDED BY 203,898 shares outstanding).....................................................  $      7.83
                                                                                                -----------
                                                                                                -----------
Net assets consist of:
  Paid in capital (Note 4)....................................................................  $285,771,413
  Accumulated net investment loss.............................................................      (41,564)
  Accumulated net realized loss on investments and foreign currency transactions..............  (59,706,950)
  Net unrealized appreciation on translation of assets and liabilities in foreign
   currencies.................................................................................       31,696
  Net unrealized depreciation of investments..................................................  (45,731,448)
                                                                                                -----------
Total -- representing net assets applicable to capital shares outstanding.....................  $180,323,147
                                                                                                -----------
                                                                                                -----------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1998

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Interest income..........................................................................  $  39,014,757
  Securities lending income................................................................        957,492
                                                                                             -------------
    Total investment income................................................................     39,972,249
                                                                                             -------------
Expenses:
  Investment management and administration fees (Note 2)...................................      3,009,607
  Service and distribution expenses: (Note 2)
    Class A....................................................................  $  396,089
    Class B....................................................................   1,911,164      2,307,253
                                                                                 ----------
  Transfer agent fees (Note 2).............................................................        580,010
  Printing and postage expenses............................................................        194,145
  Professional fees........................................................................        123,970
  Custodian fees...........................................................................        103,300
  Fund accounting fees (Note 2)............................................................         82,450
  Registration and filing fees.............................................................         48,875
  Trustees' fees and expenses (Note 2).....................................................         23,526
  Other expenses...........................................................................        116,753
                                                                                             -------------
    Total net expenses.....................................................................      6,589,889
                                                                                             -------------
Net investment income......................................................................     33,382,360
                                                                                             -------------
Net realized and unrealized loss on investments and foreign currencies: (Note
  1)
  Net realized loss on investments.............................................  (66,692,221)
  Net realized loss on foreign currency transactions...........................  (2,809,719)
                                                                                 ----------
    Net realized loss during the year......................................................    (69,501,940)
  Net change in unrealized appreciation on translation of assets and
   liabilities in foreign currencies...........................................     951,172
  Net change in unrealized depreciation of investments.........................  (50,094,366)
                                                                                 ----------
    Net unrealized depreciation during the year............................................    (49,143,194)
                                                                                             -------------
Net realized and unrealized loss on investments and foreign currencies.....................   (118,645,134)
                                                                                             -------------
Net decrease in net assets resulting from operations.......................................  $ (85,262,774)
                                                                                             -------------
                                                                                             -------------

    The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                YEAR ENDED     YEAR ENDED
                                                                                OCTOBER 31,    OCTOBER 31,
                                                                                   1998           1997
                                                                               -------------  -------------
Decrease in net assets
Operations:
  Net investment income......................................................  $  33,382,360  $  31,937,784
  Net realized gain (loss) on investments and foreign currency
   transactions..............................................................    (69,501,940)    69,702,746
  Net change in unrealized appreciation (depreciation) on translation of
   assets and liabilities in foreign currencies..............................        951,172     (1,099,793)
  Net change in unrealized appreciation (depreciation) of investments........    (50,094,366)   (36,470,606)
                                                                               -------------  -------------
    Net increase (decrease) in net assets resulting from operations..........    (85,262,774)    64,070,131
                                                                               -------------  -------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income.................................................     (9,422,518)   (12,555,399)
  From net realized gain on investments......................................    (24,756,370)    (2,751,509)
  Return of capital..........................................................     (3,147,917)            --
Class B:
Distributions to shareholders: (Note 1)
  From net investment income.................................................    (14,937,576)   (17,789,317)
  From net realized gain on investments......................................    (41,863,802)    (3,911,565)
  Return of capital..........................................................     (4,936,309)            --
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income.................................................       (246,624)    (1,289,469)
  From net realized gain on investments......................................       (638,983)      (264,339)
  Return of capital..........................................................        (82,579)            --
                                                                               -------------  -------------
    Total distributions......................................................   (100,032,678)   (38,561,598)
                                                                               -------------  -------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested...........................    273,854,427    561,523,639
  Decrease from capital shares repurchased...................................   (274,028,239)  (665,858,246)
                                                                               -------------  -------------
    Net decrease from capital share transactions.............................       (173,812)  (104,334,607)
                                                                               -------------  -------------
Total decrease in net assets.................................................   (185,469,264)   (78,826,074)
Net assets:
  Beginning of year..........................................................    365,792,411    444,618,485
                                                                               -------------  -------------
  End of year *..............................................................  $ 180,323,147  $ 365,792,411
                                                                               -------------  -------------
                                                                               -------------  -------------
 * Includes undistributed/accumulated net investment income (loss)...........  $     (41,564) $     303,600
                                                                               -------------  -------------
                                                                               -------------  -------------

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS A
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1998 (d)    1997 (d)    1996 (d)      1995      1994 (d)
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   15.56   $   14.85   $   11.70   $   12.56   $   14.92
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income.................       1.35*       1.19        1.27        1.35        0.94
  Net realized and unrealized gain
   (loss) on investments and foreign
   currencies...........................      (4.80)       0.93        3.09       (1.09)      (1.87)
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............      (3.45)       2.12        4.36        0.26       (0.93)
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............      (1.06)      (1.18)      (1.11)      (1.03)      (0.94)
  From net realized gain on
   investments..........................      (2.83)      (0.23)      (0.10)      (0.03)      (0.27)
  In excess of net realized gain on
   investments..........................         --          --          --          --       (0.22)
  Return of capital.....................      (0.36)         --          --       (0.06)         --
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (4.25)      (1.41)      (1.21)      (1.12)      (1.43)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $    7.86   $   15.56   $   14.85   $   11.70   $   12.56
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............     (30.07)%     14.46%      39.05%       2.81%      (6.45)%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  69,321   $ 133,973   $ 178,318   $ 142,002   $ 167,974
Ratio of net investment income to
 average net assets.....................      11.27%       7.39%       9.52%      11.85%       7.00%
Ratio of expenses to average net assets
 excluding interest expense:
  With expense reductions...............       1.74%       1.53%       1.69%       1.75%       1.57%
  Without expense reductions............       1.74%       1.58%       1.69%       1.75%       1.57%
Ratio of interest expense to average net
 assets++...............................        N/A         N/A        0.04%        N/A        0.22%
Portfolio turnover rate++...............        339%        214%        290%        213%        178%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share operating data were calculated based upon average shares outstanding during the period.
  * Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.21 per share for each of Class A, B and Advisor.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS B
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1998 (d)    1997 (d)    1996 (d)      1995      1994 (d)
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   15.54   $   14.83   $   11.69   $   12.56   $   14.90
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income.................       1.28*       1.09        1.17        1.27        0.86
  Net realized and unrealized gain
   (loss) on investments and foreign
   currencies...........................      (4.79)       0.93        3.09       (1.09)      (1.85)
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............      (3.51)       2.02        4.26        0.18       (0.99)
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............      (0.98)      (1.08)      (1.03)      (0.96)      (0.86)
  From net realized gain on
   investments..........................      (2.83)      (0.23)      (0.09)      (0.03)      (0.27)
  In excess of net realized gain on
   investments..........................         --          --          --          --       (0.22)
  Return of capital.....................      (0.36)         --          --       (0.06)         --
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (4.17)      (1.31)      (1.12)      (1.05)      (1.35)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $    7.86   $   15.54   $   14.83   $   11.69   $   12.56
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............     (30.49)%     13.77%      38.16%       2.07%      (6.99)%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 109,406   $ 228,101   $ 251,002   $ 214,897   $ 232,423
Ratio of net investment income to
 average net assets.....................      10.62%       6.74%       8.87%      11.20%       6.35%
Ratio of expenses to average net assets
 excluding interest expense:
  With expense reductions...............       2.39%       2.18%       2.34%       2.40%       2.22%
  Without expense reductions............       2.39%       2.23%       2.34%       2.40%       2.22%
Ratio of interest expense to average net
 assets++...............................        N/A         N/A        0.04%        N/A        0.22%
Portfolio turnover rate++...............        339%        214%        290%        213%        178%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share operating data were calculated based upon average shares outstanding during the period.
  * Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.21 per share for each of Class A, B and Advisor.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                            ADVISOR CLASS+
                                          ---------------------------------------------------
                                                                                JUNE 1, 1995
                                                 YEAR ENDED OCTOBER 31,              TO
                                          ------------------------------------   OCTOBER 31,
                                           1998 (d)     1997 (d)     1996 (d)       1995
                                          -----------  -----------  ----------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....   $   15.52    $   14.83   $   11.71     $   11.44
                                          -----------  -----------  ----------  -------------
Income from investment operations:
  Net investment income.................        1.40*        1.22        1.34          0.57
  Net realized and unrealized gain
   (loss) on investments and foreign
   currencies...........................       (4.79)        0.93        3.05          0.17
                                          -----------  -----------  ----------  -------------
    Net increase (decrease) from
     investment operations..............       (3.39)        2.15        4.39          0.74
                                          -----------  -----------  ----------  -------------
Distributions to shareholders:
  From net investment income............       (1.11)       (1.23)      (1.16)        (0.44)
  From net realized gain on
   investments..........................       (2.83)       (0.23)      (0.11)           --
  In excess of net realized gain on
   investments..........................          --           --          --            --
  Return of capital.....................       (0.36)          --          --         (0.03)
                                          -----------  -----------  ----------  -------------
    Total distributions.................       (4.30)       (1.46)      (1.27)        (0.47)
                                          -----------  -----------  ----------  -------------
Net asset value, end of period..........   $    7.83    $   15.52   $   14.83     $   11.71
                                          -----------  -----------  ----------  -------------
                                          -----------  -----------  ----------  -------------

Total investment return (c).............      (29.79)%      14.72%      39.38%         6.54%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $   1,596    $   3,719   $  15,298     $   1,463
Ratio of net investment income to
 average net assets.....................       11.62%        7.74%       9.87%        12.20%(a)
Ratio of expenses to average net assets
 excluding interest expense:
  With expense reductions...............        1.39%        1.18%       1.34%         1.40%(a)
  Without expense reductions............        1.39%        1.23%       1.34%         1.40%(a)
Ratio of interest expense to average net
 assets++...............................         N/A          N/A        0.04%          N/A
Portfolio turnover rate++...............         339%         214%        290%          213%(a)

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share operating data were calculated based upon average shares outstanding during the period.
  * Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.21 per share for each of Class A, B and Advisor.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                October 31, 1998

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (SEE ALSO NOTE 2)
AIM Emerging Markets Debt Fund (the "Fund"), formerly AIM Global High Income Fund and prior to that GT Global High Income Fund, a non-diversified separate series of AIM Investment Funds (the "Trust"), formerly G.T. Investment Funds, Inc. The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Trust has thirteen series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund invests substantially all of its investable assets in the Emerging Markets Debt Portfolio (the "Portfolio", formerly the Global High Income Portfolio), a Delaware business trust and is registered under the 1940 Act as a non-diversified, open-end management investment company.

The Portfolio has investment objectives, policies and limitations substantially identical to those of its corresponding Fund. Therefore, the financial statements of the Fund and the Portfolio have been presented on a consolidated basis, and represent all activities of both the Fund and Portfolio. Through October 31, 1998, all of the shares of beneficial interest of the Portfolio were owned by the Fund or INVESCO (NY), Inc. (the "Sub-advisor"), which has a nominal ($100) investment in the Portfolio.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange, or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by A I M Advisors, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality, and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund and Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Portfolio after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Portfolio, it is the Portfolio's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Portfolio under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the Forward Contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amount shown in the Portfolio's "Statement of Assets and Liabilities". The Portfolio could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Portfolio may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Portfolio writes a call or put option, an amount equal to the premium received is included in the Portfolio's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Portfolio can write options only on a covered basis, which, for a call, requires that the Portfolio hold the underlying security and, for a put, requires the Portfolio to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price, or otherwise provide adequate cover at all times while the put option is outstanding. The Portfolio may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Portfolio for the purchase of a call or put option is included in the Portfolio's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio realizes a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Portfolio is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Portfolio may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out-basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Portfolio may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Portfolio to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At October 31, 1998, stocks with an aggregate value of $10,301,788 were on loan to brokers. The loans were secured by cash collateral of $11,293,368 received by the Portfolio. For the year ended October 31, 1998, the Fund received fees of $957,492.

For international securities, cash collateral is received by the Portfolio against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Portfolio against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

(I) TAXES
It is the intended policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund has a capital loss carryforward of $53,419,915 which expires in 2006.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by each Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolio and timing differences.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Portfolio's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L) INDEXED SECURITIES
The Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(M) RESTRICTED SECURITIES
The Portfolio is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the year, restricted securities, if any, (excluding 144A issues), are shown at the end of the Fund's Portfolio of Investments.

(N) LINE OF CREDIT
The Fund, along with certain other funds advised and/or administered by the Manager, has a line of credit with BankBoston. The arrangement with the bank allows all specified funds and certain other Funds to borrow, on a first come, first serve basis, an aggregate maximum amount of $150,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets. On October 31, 1998, AIM Emerging Markets Debt Fund had $2,000,000 in loans outstanding.

For the year ended October 31, 1998, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for the Fund was $6,402,778, with a weighted average interest rate of 6.27%. Interest expense for the year ended October 31, 1998 was $80,253 and is included in "Other Expenses" on the Statement of Operations.

(O) SECURITIES PURCHASED ON A WHEN-ISSUED OR FORWARD COMMITMENT BASIS
The Portfolio may trade securities on a when-issued or forward commitment basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Portfolio will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date. These securities are identified on the accompanying Portfolio of Investments. The Fund or Portfolio has set aside sufficient cash or liquid securities as collateral for these purchase commitments.

2. RELATED PARTIES
A I M Advisors, Inc. (the "Manager"), an indirect wholly-owned subsidiary of AMVESCAP PLC, is the Fund's and Portfolio's investment manager and administrator and INVESCO (NY), Inc., (formerly, Chancellor LGT Asset Management, Inc.) is the Fund's and Portfolio's investment sub-advisor and sub-administrator. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT") consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. As a result of this transaction, Chancellor LGT was renamed INVESCO (NY), Inc., and is now an indirect wholly-owned subsidiary of AMVESCAP PLC. A I M Distributors, Inc. ("AIM Distributors"), a wholly-owned subsidiary of the Manager, became the Fund's distributor as of the close of business on May 29, 1998. The Trust was reorganized from a Maryland corporation into a Delaware business trust, and the Portfolio was reorganized from a New York common law trust into a Delaware business trust on September 8, 1998. Finally, as of the close of business on September 4, 1998, A I M Fund Services, Inc. ("AFS"), an affiliate of the Manager and AIM Distributors, replaced GT Global Investor Services, Inc. ("GT Services") as the transfer agent of the Fund.

The Fund pays administration fees to the Manager at the annualized rate of 0.25% of its average daily net assets. These fees are computed daily and paid monthly. The AIM Emerging Markets Debt Portfolio pays investment management and administration fees to the Manager at the annualized rate of 0.475% on the first $500 million of average daily net assets of the Portfolio; 0.45% on the next $1 billion; 0.425% on the next $1 billion; and 0.40% on amounts thereafter, plus 2% of the Portfolio's total investment income calculated in accordance with generally accepted accounting principles, adjusted daily for currency revaluations, on a mark to market basis, of the Portfolio's assets; provided, however, that during any fiscal year this amount shall not exceed 2% of the Portfolio's total investment income calculated in accordance with generally accepted accounting principles. These fees are computed daily and paid monthly.

AIM Distributors, an affiliate of the Manager, serves as the Fund's distributor. For the period ended May 29, 1998, GT Global, Inc. ("GT Global"), an affiliate of the investment sub-advisor, served as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. AIM Distributors collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1998, AIM Distributors and GT Global retained sales charges of $21,515 and $35,739, respectively. Purchases of Class A shares exceeding $1,000,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. AIM Distributors and GT Global collected CDSCs for the year ended October 31, 1998 of $8 and $435, respectively. AIM Distributors also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, AIM Distributors, from its own resources, pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended October 31, 1998, AIM Distributors and GT Global collected CDSCs in the amount of $352,609 and $610,629, respectively. In addition, AIM Distributors makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

For the period ended May 29, 1998, pursuant to the then effective separate distribution plans adopted under the 1940 Act Rule 12b-1 by the Trust's Board of Trustees with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Class A Plan would have been incurred within one year of such reimbursement.

For the period ended May 29, 1998, pursuant to the Class B Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continued in effect.

Effective as of the close of business May 29, 1998, pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees adopted a Master Distribution Plan applicable to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund compensates AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A or Class B shares of the Fund. Under the Class A Plan, the Fund compensates AIM Distributors at the annualized rate of 0.35% of the average daily net assets of the Fund's Class A shares. Under the Class B Plan, the Fund compensates AIM Distributors at an annualized rate of 1.00% of the average daily net assets of the Fund's Class B shares.

The Class A Plan and the Class B Plan (together, the "Plans") are designed to compensate AIM Distributors for certain promotional and other sales-related costs, and to implement a dealer incentive program that provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A and Class B shares of the Fund. Payments also can be directed by AIM Distributors to financial institutions who have entered into service agreements with respect to Class A and Class B shares of the Fund and who provide continuing personal services to their customers who own Class A and Class B shares of the Fund. The service fees payable to selected financial institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts that were purchased on or after a prescribed date set forth in the Plans.

The Manager and AIM Distributors voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expense) to the maximum annual rate of 1.75%, 2.40%, and 1.40% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by AIM Distributors of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or AIM Distributors of portions of the Fund's other operating expenses.

Effective as of the close of business September 4, 1998, the Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") an annualized fee of $24.85 per shareholder accounts that are open during any monthly period (this fee includes all out-of-pocket expenses), and an annualized fee of $0.70 per shareholder account that is closed during any monthly period. Both fees shall be billed by AFS monthly in arrears on a prorated basis of 1/12 of the annualized fee for all such accounts.

For the period November 1, 1997 to September 4, 1998, GT Services, an affiliate of the Manager and AIM Distributors, was the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services received an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also was reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund and Portfolio. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Investment Portfolios, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

The Trust pays each Trustee who is not an employee, officer or director of the Manager, or any other affiliated company, $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1998, purchases and sales of investment securities by the Portfolio, other than U.S. government obligations and short-term investments, aggregated $939,420,479 and $952,299,285, respectively. For the year ended October 31, 1998, sales of U.S. government obligations aggregated $27,908,116. There were no purchases of U.S. government obligations.

4. CAPITAL SHARES
At October 31, 1998, there were 6,000,000,000 shares of the Trust's common stock authorized, at $0.0001 par value. Of this amount, 400,000,000 were classified as shares of the AIM Global Telecommunications Fund; 400,000,000 were classified as shares of AIM Global Government Income Fund; 200,000,000 were classified as shares of AIM Global Health Care Fund; 200,000,000 were classified as shares of AIM Strategic Income Fund; 200,000,000 were classified as shares of AIM Developing Markets Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of AIM Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of AIM Latin American Growth Fund; 200,000,000 were classified as shares of AIM Emerging Markets Fund; 200,000,000 were classified as shares of AIM Emerging Markets Debt Fund; 200,000,000 were classified as shares of AIM Global Financial Services Fund; 200,000,000 were classified as shares of AIM Global Resources Fund; 200,000,000 were classified as shares of AIM Global Infrastructure Fund; 200,000,000 were classified as shares of AIM Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Trusts were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fifteen series of the Trusts and designated as Advisor Class common stock. 1,100,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                            YEAR ENDED                   YEAR ENDED
                                                         OCTOBER 31, 1998             OCTOBER 31, 1997
                                                    --------------------------  ----------------------------
CLASS A                                               SHARES        AMOUNT        SHARES         AMOUNT
--------------------------------------------------  -----------  -------------  -----------  ---------------
Shares sold.......................................   10,918,639  $ 129,801,507   17,142,418  $   272,139,950
Shares issued in connection with reinvestment of
  distributions...................................    2,191,470     26,459,355      574,707        9,164,383
                                                    -----------  -------------  -----------  ---------------
                                                     13,110,109    156,260,862   17,717,125      281,304,333
Shares repurchased................................  (12,901,851)  (152,829,526) (21,118,898)    (335,756,037)
                                                    -----------  -------------  -----------  ---------------
Net increase (decrease)...........................      208,258  $   3,431,336   (3,401,773) $   (54,451,704)
                                                    -----------  -------------  -----------  ---------------
                                                    -----------  -------------  -----------  ---------------


CLASS B
--------------------------------------------------
Shares sold.......................................    5,958,185  $  73,991,330   13,848,218  $   221,702,040
Shares issued in connection with reinvestment of
  distributions...................................    3,020,192     36,460,585      721,148       11,494,889
                                                    -----------  -------------  -----------  ---------------
                                                      8,978,377    110,451,915   14,569,366      233,196,929
Shares repurchased................................   (9,736,068)  (113,538,414) (16,813,796)    (270,094,630)
                                                    -----------  -------------  -----------  ---------------
Net decrease......................................     (757,691) $  (3,086,499)  (2,244,430) $   (36,897,701)
                                                    -----------  -------------  -----------  ---------------
                                                    -----------  -------------  -----------  ---------------

ADVISOR CLASS
--------------------------------------------------
Shares sold.......................................      490,309  $   6,221,370    2,868,282  $    45,874,009
Shares issued in connection with reinvestment of
  distributions...................................       76,464        920,280       72,440        1,148,368
                                                    -----------  -------------  -----------  ---------------
                                                        566,773      7,141,650    2,940,722       47,022,377
Shares repurchased................................     (602,542)    (7,660,299)  (3,732,584)     (60,007,579)
                                                    -----------  -------------  -----------  ---------------
Net decrease......................................      (35,769) $    (518,649)    (791,862) $   (12,985,202)
                                                    -----------  -------------  -----------  ---------------
                                                    -----------  -------------  -----------  ---------------

5. SUBSEQUENT EVENT (UNAUDITED)
Effective December 14, 1998, sub-administration responsibility for the Fund and sub-advisory and sub-administration responsibility for the Portfolio was transferred from INVESCO (NY), Inc. to INVESCO Asset Management Ltd., another indirect wholly-owned subsidiary of AMVESCAP PLC. A I M Advisors, Inc. will continue to serve as the manager and administrator of the Fund and the Portfolio. The transfer will not change the fees paid by A I M Advisors, Inc. for sub-advisory services and will not change the nature of the sub-advisory services provided to the Portfolio or the personnel providing such services.

6. PROXY RESULTS (UNAUDITED)
The Special Meeting of Shareholders of the G.T. Investment Funds, Inc. now known as AIM Investment Funds (the "Trust") was held on May 20, 1998 at the Trust's offices, 50 California Street, 26th Floor, San Francisco, California. The meeting was held for the following purposes:

(1)  To elect Trustees as follows: C. Derek Anderson, Frank S. Bayley, William
J. Guilfoyle, Arthur C. Patterson, Ruth H. Quigley.

(2) To approve a new Investment Management and Administration Contract and Sub-Advisory and Sub-Administration Contract with respect to each series of the Trust (each, a "Fund," and collectively, the "Funds").

(3) To approve replacement Rule 12b-1 plans of distribution with respect to Class A and B Shares of the Fund.

(4)  To approve changes to the fundamental investment restrictions of the Fund.

(5) To approve an agreement and plan of conversion and termination for the Trust.

(6) To ratify the selection of Coopers & Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's independent public accountants.

The results of the proxy solicitation on the above matters were as follows:

            TRUSTEE/MATTER
            ---------------------------------------------------------------------------------------------------------------
(1)         C. Derek Anderson..............................................................................................
            Frank S. Bayley................................................................................................
            William J. Guilfoyle...........................................................................................
            Arthur C. Patterson............................................................................................
            Ruth H. Quigley................................................................................................
(2)(a)      Approval of investment management and administration contract..................................................
(2)(b)      Approval of sub-advisory and sub-administration contract.......................................................
(3)         Approval of replacement Rule 12b-1 plans of distribution
            CLASS A SHARES.................................................................................................
            CLASS B SHARES.................................................................................................
(4)(a)      Modification of Fundamental Restriction on Concentration.......................................................
(4)(b)      Modification of Fundamental Restriction on Issuing Senior Securities and Borrowing Money.......................
(4)(c)      Modification of Fundamental Restriction on Making Loans........................................................
(4)(d)      Modification of Fundamental Restriction on Underwriting Securities.............................................
(4)(e)      Modification of Fundamental Restriction on Real Estate Investments.............................................
(4)(f)      Modification of Fundamental Restriction on Investing in Commodities............................................
(4)(g)      Elimination of Fundamental Restriction on Margin Transactions..................................................
(4)(h)      Elimination of Fundamental Restriction on Pledging Assets......................................................
(4)(i)      Elimination of Fundamental Restriction on Investments in Oil, Gas and Mineral Leases and Programs..............
(4)(j)      Elimination of Fundamental Restriction on Diversification Required By Internal Revenue Code....................
(5)         Approval of an agreement and plan of conversion and termination with respect to the Trust......................
(6)         Approval of the conversion of the portfolios in which certain Funds invest.....................................
(7)         Ratification of the selection of Coopers and Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the
              Trust's independent public accountants.......................................................................

                                VOTES        WITHHELD/
               VOTES FOR       AGAINST      ABSTENTIONS
            ---------------  ------------  --------------
(1)             191,685,088           N/A      13,123,292
                191,766,811           N/A      13,041,568
                191,828,959           N/A      12,979,420
                191,845,270           N/A      12,963,109
                191,869,887           N/A      12,938,492
(2)(a)           11,539,226       325,581       3,653,718*
(2)(b)           11,405,206       398,639       3,714,680*
(3)
                  5,596,649       164,819         433,984
                  8,129,440       288,519         787,402
(4)(a)           11,358,960       419,748       3,739,817*
(4)(b)           11,358,802       419,906       3,739,817*
(4)(c)           11,358,802       419,906       3,739,817*
(4)(d)           11,358,960       419,748       3,739,817*
(4)(e)           11,358,802       419,906       3,739,817*
(4)(f)           11,358,593       420,115       3,739,817*
(4)(g)           11,358,436       420,272       3,739,817*
(4)(h)           11,358,960       419,748       3,739,817*
(4)(i)           11,358,960       419,748       3,739,817*
(4)(j)           11,358,713       419,995       3,739,817*
(5)             190,027,469     6,362,084      94,055,040*
(6)              11,391,564       294,742       3,832,219*
(7)             191,358,779     2,114,168      11,333,063

--------------
* Includes Broker Non-Votes

--------------
FEDERAL TAX INFORMATION (UNAUDITED):

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $11,387,137 as capital gain dividends for the fiscal year ended October 31, 1998.

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders of AIM Global Government Income Fund (formerly GT Global Government Income Fund) and Board of Trustees of AIM Investment Funds (formerly G.T. Investment Funds, Inc.):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Government Income Fund at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinions expressed above.

                                                      PRICEWATERHOUSECOOPERS LLP

BOSTON, MASSACHUSETTS
DECEMBER 18, 1998

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Government & Government Agency Obligations (78.2%)
  Belgium (3.5%)
    Kingdom of Belgium, 5.75% due 3/28/08 ................   BEF          232,900,000   $  7,545,046         3.5
  Canada (2.4%)
    Canadian Government, 6% due 6/1/08 ...................   CAD            7,520,000      5,208,179         2.4
  Denmark (8.3%)
    Kingdom of Denmark Bullet, 6% due 11/15/09 ...........   DKK          101,100,000     17,700,334         8.3
  Germany (10.8%)
    Deutschland Republic:
      6% due 1/5/06 ......................................   DEM           13,050,000      8,807,232         4.1
      6% due 7/4/07 ......................................   DEM           10,980,000      7,479,880         3.5
      6.5% due 7/4/27 ....................................   DEM            9,550,000      6,854,235         3.2
  Greece (4.7%)
    Hellenic Republic:
      9.2% due 3/21/02 ...................................   GRD        2,210,000,000      7,815,135         3.7
      8.8% due 6/19/07 ...................................   GRD          550,000,000      2,029,877         1.0
  Italy (12.7%)
    Italian Buoni Poliennali del Tesoro (BTPS):
      7.25% due 11/1/26 ..................................   ITL       21,280,000,000     16,349,744         7.7
      8.5% due 1/1/04 ....................................   ITL       14,480,000,000     10,643,419         5.0
  Sweden (4.2%)
    Swedish Government, 6.5% due 10/25/06 ................   SEK           62,700,000      9,056,166         4.2
  United Kingdom (8.6%)
    United Kingdom Treasury, 9% due 10/13/08 .............   GBP            8,380,000     18,289,627         8.6
  United States (21.6%)
    United States Treasury, 6.375% due 8/15/27{./} .......   USD           35,800,000     41,317,535        19.3
    Federal National Mortgage Association, 6.375% due
     8/15/07 .............................................   AUD            7,300,000      4,827,718         2.3
  Uruguay (1.4%)
    Republic of Uruguay, 7.875% due 7/15/27 - 144A{.} ....   USD            3,000,000      3,045,000         1.4
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $165,756,751) ...........................................                               166,969,127
                                                                                        ------------
Corporate Bonds (12.7%)
  Germany (1.0%)
    Kredit Fuer Wiederaufbau International Finance, 7.25%
     due 7/16/07 .........................................   AUD            3,100,000      2,155,469         1.0
  South Africa (0.1%)
    Development Bank of South Africa, due 12/31/27{=} ....   ZAR           39,300,000        133,929         0.1
  Tunisia (1.8%)
    Banque Centrais de Tunisie, 8.25% due 9/19/27 ........   USD            4,750,000      3,852,075         1.8
  United Kingdom (7.1%)
    SBC Jersey, 8.75% due 6/20/05 ........................   GBP            8,200,000     15,234,375         7.1
  United States (2.7%)
    Ford Motor Credit Corp., 5.25% due 6/16/08 ...........   DEM            5,370,000      3,295,521         1.5
    Merrill Lynch & Co., 7.25% due 5/2/02 ................   USD            2,410,000   $  2,508,497         1.2
                                                                                        ------------
Total Corporate Bonds (cost $27,498,907) .................                                27,179,866
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Mortgage Backed (8.8%)
  Denmark (4.0%)
    Realkredit Danmark, 6% due 10/1/26 ...................   DKK           54,018,000   $  8,441,627         4.0
  United States (4.8%)
    Government National Mortgage Association TBA Pass Thru
     Pool, 6% due 11/15/28{*} ............................   USD            8,500,000      8,425,625         3.9
    Federal Home Loan Mortgage Association Pool #E62449,
     8.5% due 3/1/10 .....................................   USD            1,712,183      1,832,973         0.9
                                                                                        ------------
Total Mortgage Backed (cost $18,186,905) .................                                18,700,225
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $211,442,563) .......                               212,849,218        99.7
                                                                                        ------------       -----
                                                                         PRINCIPAL         VALUE         % OF NET
SHORT-TERM INVESTMENTS                                      CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Commercial Paper - Discounted (3.9%)
  United States (3.9%)
    Ford Motor Credit, effective yield 5.09%, due 11/18/98
     (cost $8,473,997) ...................................   USD            8,500,000      8,473,997         3.9
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $219,916,560)  * .................                               221,323,215       103.6
Other Assets and Liabilities .............................                                (7,782,870)       (3.6)
                                                                                        ------------       -----

NET ASSETS ...............................................                              $213,540,345       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        {=}  Zero coupon bond.
       {./} All or part of the Fund's holdings in this security is segregated as collateral for securities purchased on a forward commitment basis. See Note 1 to the Financial Statements.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {*}  Purchased on a forward commitment basis.
          * For Federal income tax purposes, cost is $220,204,720 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   4,586,885
                 Unrealized depreciation:            (3,468,390)
                                                  -------------
                 Net unrealized appreciation:     $   1,118,495
                                                  -------------
                                                  -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1998

                                          MARKET VALUE                             UNREALIZED
                                              (U.S.        CONTRACT   DELIVERY    APPRECIATION
CONTRACTS TO SELL:                          DOLLARS)        PRICE       DATE     (DEPRECIATION)
----------------------------------------  -------------   ----------  --------   ---------------
Canadian Dollars........................    5,186,883        1.54785   3/18/99      $(18,424)
Italian Lira............................    8,888,408     1619.00000   3/18/99        67,738
                                          -------------                          ---------------
  Total Contracts to Sell (Receivable
   amount $14,124,605)..................   14,075,291                               $ 49,314
                                          -------------                          ---------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 6.59%.
  Total Open Forward Foreign Currency
   Contracts............................                                            $ 49,314
                                                                                 ---------------
                                                                                 ---------------

----------------
See Note 1 of Notes to the Financial Statements.

    The accompanying notes are an integral part of the financial statements.

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                October 31, 1998

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $219,916,560) (Note 1).........................  $221,323,215
  U.S. currency.................................................................  $     322
  Foreign currencies (cost $2,095,895)..........................................  2,071,055     2,071,377
                                                                                  ---------
  Receivable for securities sold...........................................................     8,554,453
  Interest and interest withholding tax reclaims receivable................................     4,535,164
  Receivable for Fund shares sold..........................................................       172,045
  Receivable for open forward foreign currency contracts (Note 1)..........................        49,314
  Miscellaneous receivable.................................................................        26,512
                                                                                             ------------
    Total assets...........................................................................   236,732,080
                                                                                             ------------
Liabilities:
  Payable for securities purchased.........................................................    17,120,859
  Payable for Fund shares repurchased (Note 2).............................................     2,828,414
  Payable for loan outstanding (Note 1)....................................................     1,939,000
  Distribution payable.....................................................................       438,754
  Payable for service and distribution expenses (Note 2)...................................       262,791
  Payable for transfer agent fees (Note 2).................................................       202,273
  Payable for investment management and administration fees (Note 2).......................       140,295
  Payable for printing and postage expenses................................................       115,614
  Payable for professional fees............................................................        53,507
  Payable for custodian fees...............................................................        28,702
  Payable for registration and filing fees.................................................        27,856
  Payable for Trustees' fees and expenses (Note 2).........................................        13,163
  Payable for fund accounting fees (Note 2)................................................         5,504
  Other accrued expenses...................................................................        15,003
                                                                                             ------------
    Total liabilities......................................................................    23,191,735
                                                                                             ------------
Net assets.................................................................................  $213,540,345
                                                                                             ------------
                                                                                             ------------
Class A:
Net asset value and redemption price per share ($121,268,155 DIVIDED BY 13,513,210 shares
 outstanding)..............................................................................  $       8.97
                                                                                             ------------
                                                                                             ------------
Maximum offering price per share (100/95.25 of $8.97) *....................................  $       9.42
                                                                                             ------------
                                                                                             ------------
Class B:+
Net asset value and offering price per share ($91,851,644 DIVIDED BY 10,240,967 shares
 outstanding)..............................................................................  $       8.97
                                                                                             ------------
                                                                                             ------------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($420,546 DIVIDED
 BY 46,726 shares outstanding).............................................................  $       9.00
                                                                                             ------------
                                                                                             ------------
Net assets consist of:
  Paid in capital (Note 4).................................................................  $338,619,386
  Accumulated net realized loss on investments and foreign currency transactions...........  (126,623,779)
  Net unrealized appreciation on translation of assets and liabilities in foreign
   currencies..............................................................................       138,083
  Net unrealized appreciation of investments...............................................     1,406,655
                                                                                             ------------
Total -- representing net assets applicable to capital shares outstanding..................  $213,540,345
                                                                                             ------------
                                                                                             ------------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1998

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Interest income...................................................................................     $ 19,476,296
  Securities lending income.........................................................................          331,980
                                                                                                         ------------
    Total investment income.........................................................................       19,808,276
                                                                                                         ------------
Expenses:
  Investment management and administration fees (Note 2)............................................        1,823,161
  Service and distribution expenses: (Note 2)
    Class A..........................................................................    $   499,194
    Class B..........................................................................      1,084,595        1,583,789
                                                                                         -----------
  Interest expense..................................................................................          728,255
  Transfer agent fees (Note 2)......................................................................          561,120
  Custodian fees....................................................................................          148,655
  Printing and postage expenses.....................................................................          138,525
  Professional fees.................................................................................          120,840
  Fund accounting fees (Note 2).....................................................................           67,657
  Registration and filing fees (Note 1).............................................................           59,130
  Trustees' fees and expenses (Note 2)..............................................................           19,125
  Other expenses....................................................................................           13,315
                                                                                                         ------------
  Total expenses....................................................................................        5,263,572
                                                                                                         ------------
Net investment income...............................................................................       14,544,704
                                                                                                         ------------
Net realized and unrealized gain (loss) on investments and foreign currencies: (Note
  1)
  Net realized gain on investments...................................................      5,403,124
  Net realized gain on foreign currency transactions.................................      5,779,913
                                                                                         -----------
    Net realized gain during the year...............................................................       11,183,037
  Net change in unrealized depreciation on translation of assets and liabilities in
   foreign currencies................................................................     (3,771,120)
  Net change in unrealized appreciation of investments...............................      1,354,647
                                                                                         -----------
    Net unrealized depreciation during the year.....................................................       (2,416,473)
                                                                                                         ------------
Net realized and unrealized gain on investments and foreign currencies..............................        8,766,564
                                                                                                         ------------
Net increase in net assets resulting from operations................................................     $ 23,311,268
                                                                                                         ------------
                                                                                                         ------------

    The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                 YEAR ENDED         YEAR ENDED
                                                                                OCTOBER 31,        OCTOBER 31,
                                                                                    1998               1997
                                                                               --------------     --------------
Decrease in net assets
Operations:
  Net investment income....................................................    $   14,544,704     $   19,128,003
  Net realized gain on investments and foreign currency transactions.......        11,183,037            246,114
  Net change in unrealized appreciation (depreciation) on translation of
   assets and liabilities in foreign currencies............................        (3,771,120)         5,553,094
  Net change in unrealized appreciation (depreciation) of investments......         1,354,647        (11,452,067)
                                                                               --------------     --------------
    Net increase in net assets resulting from operations...................        23,311,268         13,475,144
                                                                               --------------     --------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income...............................................        (3,426,511)        (6,827,721)
  In excess of net investment income.......................................        (5,024,245)        (4,449,488)
Class B:
Distributions to shareholders: (Note 1)
  From net investment income...............................................        (2,258,151)        (4,503,257)
  In excess of net investment income.......................................        (3,311,095)        (2,934,682)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income...............................................            (9,025)            (4,070)
  In excess of net investment income.......................................           (13,232)            (2,653)
                                                                               --------------     --------------
    Total distributions....................................................       (14,042,259)       (18,721,871)
                                                                               --------------     --------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested.........................     1,018,940,689        667,541,828
  Decrease from capital shares repurchased.................................    (1,096,778,831)      (787,794,141)
                                                                               --------------     --------------
    Net decrease from capital share transactions...........................       (77,838,142)      (120,252,313)
                                                                               --------------     --------------
Total decrease in net assets...............................................       (68,569,133)      (125,499,040)
Net assets:
  Beginning of year........................................................       282,109,478        407,608,518
                                                                               --------------     --------------
  End of year *............................................................    $  213,540,345     $  282,109,478
                                                                               --------------     --------------
                                                                               --------------     --------------
 * Includes undistributed net investment income............................    $           --     $           --
                                                                               --------------     --------------
                                                                               --------------     --------------

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS A
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1998 (d)    1997 (d)    1996 (d)    1995 (d)    1994 (d)
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $    8.62   $    8.74   $    8.81   $    8.63   $   11.07
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income.................       0.54        0.52        0.57        0.62        0.65
  Net realized and unrealized gain
   (loss) on investments................       0.32       (0.13)       0.03        0.15       (1.52)
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............       0.86        0.39        0.60        0.77       (0.87)
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............      (0.16)      (0.31)      (0.57)      (0.59)      (0.65)
  From net realized gain on
   investments..........................         --          --       (0.10)         --       (0.27)
  In excess of net investment income....      (0.35)      (0.20)         --          --          --
  In excess of net realized gain on
   investments..........................         --          --          --          --       (0.55)
  Return of capital.....................         --          --          --          --       (0.10)
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (0.51)      (0.51)      (0.67)      (0.59)      (1.57)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $    8.97   $    8.62   $    8.74   $    8.81   $    8.63
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............      10.20%       4.78%       7.11%       9.22%      (8.87)%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 121,268   $ 154,272   $ 240,945   $ 385,404   $ 502,094
Ratio of net investment income to
 average net assets.....................       6.06%       6.04%       6.52%       6.98%       6.87%
Ratio of expenses to average net assets
 excluding interest expense:
  With expense reductions...............       1.52%       1.34%       1.34%       1.35%       1.33%
  Without expense reductions............       1.52%       1.51%       1.39%       1.38%        N/A
Ratio of interest expense to average net
 assets++...............................       0.29%        N/A         N/A         N/A         N/A
Portfolio turnover rate++...............        305%        241%        268%        385%        625%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS B
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1998 (d)    1997 (d)    1996 (d)    1995 (d)    1994 (d)
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $    8.62   $    8.74   $    8.80   $    8.64   $   11.07
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income.................       0.47        0.46        0.51        0.55        0.59
  Net realized and unrealized gain
   (loss) on investments................       0.34       (0.12)       0.04        0.14       (1.52)
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............       0.81        0.34        0.55        0.69       (0.93)
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............      (0.11)      (0.28)      (0.51)      (0.53)      (0.59)
  From net realized gain on
   investments..........................         --          --       (0.10)         --       (0.27)
  In excess of net investment income....      (0.35)      (0.18)         --          --          --
  In excess of net realized gain on
   investments..........................         --          --          --          --       (0.54)
  Return of capital.....................         --          --          --          --       (0.10)
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (0.46)      (0.46)      (0.61)      (0.53)      (1.50)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $    8.97   $    8.62   $    8.74   $    8.80   $    8.64
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............       9.65%       4.00%       6.54%       8.22%      (9.39)%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  91,852   $ 127,722   $ 166,577   $ 235,481   $ 262,405
Ratio of net investment income to
 average net assets.....................       5.41%       5.39%       5.87%       6.33%       6.22%
Ratio of expenses to average net assets
 excluding interest expense:
  With expense reductions...............       2.17%       1.99%       1.99%       2.00%       1.98%
  Without expense reductions............       2.17%       2.16%       2.04%       2.03%        N/A
Ratio of interest expense to average net
 assets++...............................       0.29%        N/A         N/A         N/A         N/A
Portfolio turnover rate++...............        305%        241%        268%        385%        625%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                               ADVISOR CLASS+
                                          ---------------------------------------------------------
                                                                                    JUNE 1, 1995
                                                 YEAR ENDED OCTOBER 31,                  TO
                                          -------------------------------------     OCTOBER 31,
                                           1998 (d)     1997 (d)     1996 (d)         1995 (D)
                                          -----------  -----------  -----------  ------------------
Per Share Operating Performance:
Net asset value, beginning of period....   $    8.61    $    8.73    $    8.80       $    8.98
                                          -----------  -----------  -----------       --------
Income from investment operations:
  Net investment income.................        0.56         0.55         0.60            0.26
  Net realized and unrealized gain
   (loss) on investments................        0.37        (0.13)        0.03           (0.19)
                                          -----------  -----------  -----------       --------
    Net increase (decrease) from
     investment operations..............        0.93         0.42         0.63            0.07
                                          -----------  -----------  -----------       --------
Distributions to shareholders:
  From net investment income............       (0.19)       (0.33)       (0.60)          (0.25)
  From net realized gain on
   investments..........................          --           --        (0.10)             --
  In excess of net investment income....       (0.35)       (0.21)          --              --
  In excess of net realized gain on
   investments..........................          --           --           --              --
  Return of capital.....................          --           --           --              --
                                          -----------  -----------  -----------       --------
    Total distributions.................       (0.54)       (0.54)       (0.70)          (0.25)
                                          -----------  -----------  -----------       --------
Net asset value, end of period..........   $    9.00    $    8.61    $    8.73       $    8.80
                                          -----------  -----------  -----------       --------
                                          -----------  -----------  -----------       --------

Total investment return (c).............       11.18%        5.15%        7.49%           0.83 % (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $     421    $     116    $      86       $     131
Ratio of net investment income to
 average net assets.....................        6.41%        6.39%        6.87%           7.33 %
Ratio of expenses to average net assets
 excluding interest expense:
  With expense reductions...............        1.17%        0.99%        0.99%           1.00 % (a)
  Without expense reductions............        1.17%        1.16%        1.04%           1.03 % (a)
Ratio of interest expense to average net
 assets++...............................        0.29%         N/A          N/A             N/A
Portfolio turnover rate++...............         305%         241%         268%            385 %

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                October 31, 1998

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (SEE ALSO NOTE 2)
AIM Global Government Income Fund (the "Fund"), formerly GT Global Government Income Fund, a non-diversified separate series of AIM Investment Funds (the "Trust"), formerly G.T. Investment Funds, Inc. The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Trust has thirteen series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and complete orders to purchase, exchange, or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by A I M Advisors, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality, and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward

Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amount shown in the Fund's "Statement of Assets and Liabilities". The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price, or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out-basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At October 31, 1998, stocks with an aggregate value of $13,148,319 were on loan to brokers. The loans were secured by cash collateral of $14,832,250 received by the Fund. For the year ended October 31, 1998, the Fund received fees of $331,980.

For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

(I) TAXES
It is the intended policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The AIM Global Government Income Fund has a capital loss carryforward of $126,354,043 of which $110,608,457 expires in 2002, and $15,745,586 expires in 2003.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by each Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(M) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the year, restricted securities, if any, (excluding 144A issues), are shown at the end of the Fund's Portfolio of Investments.

(N) LINE OF CREDIT
The Fund, along with certain other funds advised and/or administered by the Manager, has a line of credit with each of BankBoston and State Street Bank and Trust Company. The arrangements with the banks allow the Fund and certain other Funds to borrow, on a first come, first serve basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets. On October 31, 1998, the Fund had $1,939,000 in loans outstanding.

For the year ended October 31, 1998, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for the Fund was $12,969,493, with a weighted average interest rate of 6.29%. Interest expense for the year ended October 31, 1998 was $639,524. Other interest expense charges amounted to $88,731.

(O) SECURITIES PURCHASED ON A WHEN-ISSUED OR FORWARD
   COMMITMENT BASIS
The Fund may trade securities on a when-issued or forward commitment basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date. These securities are identified on the accompanying Portfolio of Investments. The Fund has set aside sufficient cash or liquid securities as collateral for these purchase commitments.

2. RELATED PARTIES
A I M Advisors, Inc. (the "Manager"), an indirect wholly-owned subsidiary of AMVESCAP PLC, became the Fund's investment manager and administrator and INVESCO
(NY), Inc., (formerly, Chancellor LGT Asset Management, Inc.) is the Fund's investment sub-advisor and sub-administrator. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT") consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. As a result of this transaction, Chancellor LGT was renamed INVESCO (NY), Inc., and is now an indirect wholly-owned subsidiary of AMVESCAP PLC.

A I M Distributors, Inc. ("AIM Distributors"), a wholly-owned subsidiary of the Manager, became the Fund's distributor as of the close of business on May 29, 1998. The Trust was reorganized from a Maryland corporation into a Delaware business trust on September 8, 1998. Finally, as of the close of business on September 4, 1998, A I M Fund Services, Inc. ("AFS"), an affiliate of the Manager and AIM Distributors, replaced GT Global Investor Services, Inc. ("GT Services") as the transfer agent of the Fund.

The Fund pays the Manager investment management and administration fees at the annualized rate of 0.725% on the first $500 million of the average daily net assets of the Fund; 0.70% on the next $1 billion; 0.675% on the next $1 billion; and 0.65% on amounts thereafter. These fees are computed daily and paid monthly.

AIM Distributors, an affiliate of the Manager, serves as the Fund's distributor. For the period ended May 29, 1998, GT Global, Inc. ("GT Global"), an affiliate of the investment sub-advisor, served as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. AIM Distributors collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1998, AIM Distributors and GT Global retained the following sales charges: $4,354 and $1,842, respectively. Purchases of Class A shares exceeding $1,000,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. AIM Distributors and GT Global had no CDSCs for the year ended October 31, 1998. AIM Distributors also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, AIM Distributors, from its own resources, pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended October 31, 1998, AIM Distributors and GT Global collected CDSCs in the amount of $236,027 and $506,058, respectively. In addition, AIM Distributors makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

For the period ended May 29, 1998, pursuant to the then effective separate distribution plans adopted under the 1940 Act Rule 12b-1 by the Trust's Board of Trustees with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Class A Plan would have been incurred within one year of such reimbursement.

For the period ended May 29, 1998, pursuant to the Class B Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continued in effect.

Effective as of the close of business May 29, 1998, pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees adopted a Master Distribution Plan applicable to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund compensates AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A or Class B shares of the Fund. Under the Class A Plan, the Fund compensates AIM Distributors at the annualized rate of 0.35% of the average daily net assets of the Fund's Class A shares. Under the Class B Plan, the Fund compensates AIM Distributors at an annualized rate of 1.00% of the average daily net assets of the Fund's Class B shares.

The Class A Plan and the Class B Plan (together, the "Plans") are designed to compensate AIM Distributors for certain promotional and other sales-related costs, and to implement a dealer incentive program that provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A and Class B shares of the Fund. Payments also can be directed by AIM Distributors to financial institutions who have entered into service agreements with respect to Class A and Class B shares of the Fund and who provide continuing personal services to their customers who own Class A and Class B shares of the Fund. The service fees payable to selected financial institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts that were purchased on or after a prescribed date set forth in the Plans.

The Manager and AIM Distributors voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expense) to the maximum annual rate of 1.75%, 2.40%, and 1.40% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by AIM Distributors of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or AIM Distributors of portions of the Fund's other operating expenses.

Effective as of the close of business September 4, 1998, the Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") an annualized fee of $24.85 per shareholder accounts that are open during any monthly period (this fee includes all out-of-pocket expenses), and an annualized fee of $0.70 per shareholder account that is closed during any monthly period. Both fees shall be billed by AFS monthly in arrears on a prorated basis of 1/12 of the annualized fee for all such accounts.

For the period November 1, 1997 to September 4, 1998, GT Services, an affiliate of the Manager and AIM Distributors, was the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services received an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also was reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies:

AIM Growth Series, AIM Investment Funds, AIM Investment Portfolios, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

The Trust pays each Trustee who is not an employee, officer or director of the Manager, or any other affiliated company, $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1998, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $358,167,758 and $372,654,300 respectively. For the year ended October 31, 1998, purchases and sales of U.S. government obligations aggregated $373,516,894 and $395,326,576, respectively.

4. CAPITAL SHARES
At October 31, 1998, there were 6,000,000,000 shares of the Trust's common stock authorized, at $0.0001 par value. Of this amount, 400,000,000 were classified as shares of the AIM Global Telecommunications Fund; 400,000,000 were classified as shares of AIM Global Government Income Fund; 200,000,000 were classified as shares of AIM Global Health Care Fund; 200,000,000 were classified as shares of AIM Strategic Income Fund; 200,000,000 were classified as shares of AIM Developing Markets Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of AIM Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of AIM Latin American Growth Fund; 200,000,000 were classified as shares of AIM Emerging Markets Fund; 200,000,000 were classified as shares of AIM Emerging Markets Debt Fund; 200,000,000 were classified as shares of AIM Global Financial Services Fund; 200,000,000 were classified as shares of AIM Global Resources Fund; 200,000,000 were classified as shares of AIM Global Infrastructure Fund; 200,000,000 were classified as shares of AIM Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Trusts were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fifteen series of the Trusts and designated as Advisor Class common stock. 1,100,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:
                           CAPITAL SHARE TRANSACTIONS

                                                                        YEAR ENDED                 YEAR ENDED
                                                                     OCTOBER 31, 1998           OCTOBER 31, 1997
                                                                 -------------------------  -------------------------
                                                                   SHARES        AMOUNT       SHARES        AMOUNT
                                                                 -----------  ------------  -----------  ------------
CLASS A
---------------------------------------------------------------
Shares sold....................................................   82,946,586  $720,078,445   48,767,558  $419,503,866
Shares issued in connection with reinvestment of
  distributions................................................      537,397     4,673,843      741,916     6,372,599
                                                                 -----------  ------------  -----------  ------------
                                                                  83,483,983   724,752,288   49,509,474   425,876,465
Shares repurchased.............................................  (87,859,651) (762,718,816) (59,180,268) (509,133,563)
                                                                 -----------  ------------  -----------  ------------
Net decrease...................................................   (4,375,668) $(37,966,528)  (9,670,794) $(83,257,098)
                                                                 -----------  ------------  -----------  ------------
                                                                 -----------  ------------  -----------  ------------

CLASS B
---------------------------------------------------------------
Shares sold....................................................   33,203,356  $287,724,801   27,713,479  $237,734,254
Shares issued in connection with reinvestment of
  distributions................................................      342,811     2,983,470      452,575     3,886,536
                                                                 -----------  ------------  -----------  ------------
                                                                  33,546,167   290,708,271   28,166,054   241,620,790
Shares repurchased.............................................  (38,124,508) (330,880,174) (32,406,087) (278,645,805)
                                                                 -----------  ------------  -----------  ------------
Net decrease...................................................   (4,578,341) $(40,171,903)  (4,240,033) $(37,025,015)
                                                                 -----------  ------------  -----------  ------------
                                                                 -----------  ------------  -----------  ------------
ADVISOR CLASS
---------------------------------------------------------------
Shares sold....................................................      397,514  $  3,461,130        4,551        38,769
Shares issued in connection with reinvestment of
  distributions................................................        2,169        19,000          680         5,804
                                                                 -----------  ------------  -----------  ------------
                                                                     399,683     3,480,130        5,231        44,573
Shares repurchased.............................................     (366,368)   (3,179,841)      (1,717)      (14,773)
                                                                 -----------  ------------  -----------  ------------
Net increase...................................................       33,315  $    300,289        3,514  $     29,800
                                                                 -----------  ------------  -----------  ------------
                                                                 -----------  ------------  -----------  ------------

5. WRITTEN OPTIONS
The AIM Global Government Income Fund's written options contract activity for the year ended October 31, 1998, was as follows:

                                                                 UNDERLYING
                                                                   NOMINAL
AIM GLOBAL GOVERNMENT INCOME FUND                               AMOUNT IN USD       PREMIUMS
------------------------------------------------------------  -----------------   ------------
Options outstanding at October 31, 1997                            $ 4,840,000      $   44,673
Options written                                                     35,488,342         182,826
Options cancelled in closing purchase transactions                          --              --
Options expired prior to exercise                                  (40,328,342)       (227,499)
Options exercised                                                           --              --
                                                              -----------------   ------------
Options outstanding at October 31, 1998                            $        --      $       --
                                                              -----------------   ------------
                                                              -----------------   ------------

6. SUBSEQUENT EVENT (UNAUDITED)
Effective December 14, 1998, sub-advisory and sub-administration responsibility for the Fund was transferred from INVESCO (NY), Inc. to INVESCO Asset Management Ltd., another indirect wholly-owned subsidiary of AMVESCAP PLC. A I M Advisors, Inc. will continue to serve as the manager and administrator of the Fund. The transfer will not change the fees paid by A I M Advisors, Inc. for sub-advisory services and will not change the nature of the sub-advisory services provided to the Fund or the personnel providing such services.

7. PROXY RESULTS (UNAUDITED)
The Special Meeting of Shareholders of the G.T. Investment Funds, Inc., now known as AIM Investment Funds, (the "Trust") was held on May 20, 1998 at the Trust's offices, 50 California Street, 26th Floor, San Francisco, California. The meeting was held for the following purposes:

(1) To elect Trustees as follows: C. Derek Anderson, Frank S. Bayley, William J. Guilfoyle, Arthur C. Patterson, Ruth H. Quigley.

(2) To approve a new Investment Management and Administration Contract and Sub-Advisory and Sub-Administration Contract with respect to each series of the Trust (each, a "Fund," and collectively, the "Funds").

(3) To approve replacement Rule 12b-1 plans of distribution with respect to Class A and B Shares of the Fund.

(4) To approve changes to the fundamental investment restrictions of the Fund.

(5) To approve an agreement and plan of conversion and termination for the Trust.

(6) To ratify the selection of Coopers & Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's independent public accountants.

    The results of the proxy solicitation on the above matters were as follows:

                                                                                       VOTES        WITHHELD/
      TRUSTEE/MATTER                                                  VOTES FOR       AGAINST      ABSTENTIONS
      ------------------------------------------------------------  --------------  ------------  -------------
(1)   C. Derek Anderson...........................................     191,685,088           N/A     13,123,292
      Frank S. Bayley.............................................     191,766,811           N/A     13,041,568
      William J. Guilfoyle........................................     191,828,959           N/A     12,979,420
      Arthur C. Patterson.........................................     191,845,270           N/A     12,963,109
      Ruth H. Quigley.............................................     191,869,887           N/A     12,938,492
(2)(a) Approval of investment management and administration
       contract...................................................      11,536,408       331,113      2,991,833*
(2)(b) Approval of sub-advisory and sub-administration contract....     11,395,925       369,943      3,093,486*
(3)   Approval of replacement Rule 12b-1 plans of distribution
      CLASS A SHARES..............................................       7,719,511       270,134        779,922
      CLASS B SHARES..............................................       5,529,210       170,503        434,919
(4)(a) Modification of Fundamental Restriction on Concentration....     11,334,807       411,566      3,112,981*
(4)(b) Modification of Fundamental Restriction on Issuing Senior
       Securities and Borrowing Money.............................      11,332,764       413,609      3,112,981*
(4)(c) Modification of Fundamental Restriction on Making Loans.....     11,334,807       411,566      3,112,981*
(4)(d) Modification of Fundamental Restriction on Underwriting
       Securities.................................................      11,334,807       411,566      3,112,981*
(4)(e) Modification of Fundamental Restriction on Real Estate
       Investments................................................      11,330,893       415,480      3,112,981*
(4)(f) Modification of Fundamental Restriction on Investing in
       Commodities................................................      11,330,902       413,716      3,112,981*
(4)(g) Elimination of Fundamental Restriction on Margin
       Transactions...............................................      11,332,945       413,428      3,112,981*
(4)(h) Elimination of Fundamental Restriction on Investing in
       Futures Contracts..........................................      11,330,509       415,864      3,112,981*
(4)(i) Elimination of Fundamental Restriction on Investing in
       Illiquid Securities........................................      11,332,543       413,830      3,112,981*
(4)(j) Elimination of Fundamental Restriction on Pledging Assets...     11,334,799       411,574      3,112,981*
(4)(k) Elimination of Fundamental Restriction on Investments in
       Oil, Gas and Mineral Leases and Programs...................      11,334,406       411,967      3,112,981*
(4)(l) Elimination of Fundamental Restriction on Investing for the
       Purpose of Control.........................................      11,332,756       413,617      3,112,981*

                                                                                       VOTES        WITHHELD/
      TRUSTEE/MATTER                                                  VOTES FOR       AGAINST      ABSTENTIONS
      ------------------------------------------------------------  --------------  ------------  -------------
(4)(m) Elimination of Fundamental Restriction on Purchasing
       Securities of Issuers in Which Officers and Board Members
       of Each Company and Its Affiliates Own Securities..........      11,334,807       411,566      3,112,981*
(4)(n) Elimination of Fundamental Restriction on Investing in
       Securities of Companies That Have Been in Operation for
       Less than Three Years......................................      11,334,807       411,566      3,112,981*
(4)(o) Elimination of Fundamental Restriction on Selling Securities
       Short......................................................      11,330,101       416,272      3,112,981*
(4)(p) Approval of New Fundamental Investment Policy Regarding
       Investment of All of Each Fund's Assets in an Open-End
       Fund.......................................................      11,334,799       411,574      3,112,981*
(5)   Approval of an agreement and plan of conversion and
       termination with respect to the Trust......................     190,027,469     6,362,084     94,055,040*
(6)   Ratification of the selection of Coopers and Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's
       independent public accountants.............................     191,358,779     2,114,168     11,333,063

------------------------
   * Includes Broker Non-Votes

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders of AIM Global Growth & Income Fund (formerly GT Global Growth & Income Fund) and Board of Trustees of AIM Investment Funds (formerly G.T. Investment Funds, Inc.):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Growth & Income Fund at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                      PRICEWATERHOUSECOOPERS LLP

BOSTON, MASSACHUSETTS
DECEMBER 18, 1998

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (19.1%)
  UBS AG - Registered .......................................   SWTZ           84,259   $ 23,108,090         2.9
    BANKS-MONEY CENTER
  First Tennessee National Corp. ............................   US            490,800     15,552,225         1.9
    BANKS-REGIONAL
  Royal & Sun Alliance Insurance Group PLC ..................   UK          1,621,400     14,838,645         1.9
    INSURANCE - MULTI-LINE
  First Union Corp. (N.C.) ..................................   US            232,000     13,456,000         1.7
    BANKS-REGIONAL
  ING Groep N.V. ............................................   NETH          266,878     12,916,678         1.6
    OTHER FINANCIAL
  American General Corp. ....................................   US            170,000     11,645,000         1.4
    INSURANCE-LIFE
  CGU PLC ...................................................   UK            694,750     11,001,855         1.4
    INSURANCE - MULTI-LINE
  National Australia Bank Ltd. ..............................   AUSL          674,825      8,941,431         1.1
    BANKS-MONEY CENTER
  Commonwealth Bank of Australia ............................   AUSL          713,000      8,863,481         1.1
    BANKS-MONEY CENTER
  Lloyds TSB Group PLC ......................................   UK            688,428      8,494,490         1.1
    BANKS-MONEY CENTER
  National Westminster Bank PLC .............................   UK            471,800      7,964,634         1.0
    BANKS-MONEY CENTER
  IKB Deutsche Industriebank AG .............................   GER           394,000      7,808,108         1.0
    BANKS-REGIONAL
  Credit Suisse Group .......................................   SWTZ           49,300      7,579,156         1.0
    BANKS-MONEY CENTER
  Fortis AG .................................................   BEL                --             --          --
    OTHER FINANCIAL
    CVG-/- ..................................................   --             34,440        241,967          --
    Strip VVPR-/- ...........................................   --             34,440          1,008          --
                                                                                        ------------
                                                                                         152,412,768
                                                                                        ------------
Consumer Non-Durables (16.1%)
  Cadbury Schweppes PLC .....................................   UK          1,381,800     21,153,539         2.7
    FOOD
  Bestfoods .................................................   US            300,000     16,350,000         2.1
    FOOD
  Avon Products, Inc. .......................................   US            364,000     14,446,250         1.8
    PERSONAL CARE/COSMETICS
  Reckitt & Colman PLC ......................................   UK            833,093     14,398,278         1.8
    HOUSEHOLD PRODUCTS
  Philip Morris Cos., Inc. ..................................   US            255,000     13,036,875         1.6
    TOBACCO AND FOOD
  Diageo PLC ................................................   UK          1,094,559     11,811,788         1.5
    BEVERAGES - ALCOHOLIC
  Anheuser-Busch Cos., Inc. .................................   US            188,371     11,196,301         1.4
    BEVERAGES - ALCOHOLIC
  Pernod Ricard .............................................   FR            158,720     10,574,284         1.3
    BEVERAGES - ALCOHOLIC

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Consumer Non-Durables (Continued)
  Foster's Brewing Group Ltd. ...............................   AUSL        3,500,000   $  8,596,875         1.1
    BEVERAGES - ALCOHOLIC
  Brown-Forman Corp. "B" ....................................   US             93,600      6,358,950         0.8
    BEVERAGES - ALCOHOLIC
                                                                                        ------------
                                                                                         127,923,140
                                                                                        ------------
Energy (15.2%)
  Texas Utilities Co. .......................................   US            470,000     20,562,500         2.6
    ELECTRICAL & GAS UTILITIES
  Royal Dutch Petroleum Co. .................................   NETH          371,840     17,956,938         2.3
    OIL
  Southern Co. ..............................................   US            520,000     14,657,500         1.8
    ELECTRICAL & GAS UTILITIES
  Exxon Corp. ...............................................   US            182,600     13,010,250         1.6
    ENERGY SOURCES
  Electrabel S.A. ...........................................   BEL            34,760     12,821,311         1.6
    ELECTRICAL & GAS UTILITIES
  Mobil Corp. ...............................................   US            162,600     12,306,788         1.6
    ENERGY SOURCES
  Reunies Electrobel & Tractebel S.A. .......................   BEL            57,935      9,667,140         1.2
    ELECTRICAL & GAS UTILITIES
  RWE AG ....................................................   GER           134,620      7,304,015         0.9
    ENERGY EQUIPMENT & SERVICES
  PG&E Corp. ................................................   US            220,000      6,696,250         0.8
    ELECTRICAL & GAS UTILITIES
  Elf Aquitaine .............................................   FR             52,475      6,075,486         0.8
    OIL
                                                                                        ------------
                                                                                         121,058,178
                                                                                        ------------
Services (12.7%)
  McGraw-Hill, Inc. .........................................   US            162,000     14,569,875         1.8
    BROADCASTING & PUBLISHING
  Bell Atlantic Corp. .......................................   US            250,000     13,281,250         1.7
    TELEPHONE - REGIONAL/LOCAL
  Telecom Corporation of New Zealand Ltd.: ..................   NZ                 --             --         1.5
    TELEPHONE NETWORKS
    Common ..................................................   --          2,614,200     10,721,872          --
    ADR{\/} .................................................   --             38,000      1,254,000          --
  Deutsche Telekom AG .......................................   GER           380,000     10,359,253         1.3
    TELEPHONE NETWORKS
  Dun & Bradstreet Corp. ....................................   US            309,800      8,790,575         1.1
    BROADCASTING & PUBLISHING
  Koninklijke KPN N.V. ......................................   NETH          220,005      8,551,431         1.1
    TELEPHONE NETWORKS
  Reuters Group PLC .........................................   UK            716,181      7,369,103         0.9
    BROADCASTING & PUBLISHING
  Swisscom AG-/- ............................................   SWTZ           20,820      7,054,762         0.9
    TELEPHONE NETWORKS
  Telecom Italia SpA ........................................   ITLY          900,000      6,508,791         0.8
    TELEPHONE NETWORKS

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (Continued)
  EMI Group PLC .............................................   UK            887,600   $  5,260,704         0.7
    LEISURE & TOURISM
  TABCORP Holdings Ltd. .....................................   AUSL          634,500      4,221,011         0.5
    LEISURE & TOURISM
  TNT Post Group N.V.-/- ....................................   NETH          112,735      3,017,855         0.4
    TRANSPORTATION - SHIPPING
                                                                                        ------------
                                                                                         100,960,482
                                                                                        ------------
Health Care (4.9%)
  Bristol Myers Squibb Co. ..................................   US            277,400     30,670,038         3.9
    PHARMACEUTICALS
  American Home Products Corp. ..............................   US            170,000      8,287,500         1.0
    PHARMACEUTICALS
                                                                                        ------------
                                                                                          38,957,538
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $365,036,400) ................                            541,312,106        68.0
                                                                                        ------------       -----

                                                                           PRINCIPAL       VALUE         % OF NET
FIXED INCOME INVESTMENTS                                       CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Government & Government Agency Obligations (28.3%)
  Germany (10.4%)
    Deutschland Republic:
      6.25% due 4/26/06 .....................................   DEM        62,840,000     43,157,651         5.4
      5.625% due 1/4/28 .....................................   DEM        32,375,000     20,814,596         2.6
      8.25% due 9/20/01 .....................................   DEM        27,700,000     18,856,619         2.4
  United Kingdom (3.6%)
    United Kingdom Treasury:
      8% due 6/7/21 .........................................   GBP        10,920,000     25,684,015         3.2
      (effective yield 4.37%) due 12/7/28 {=} ...............   GBP         6,500,000      2,764,289         0.4
  United States (14.3%)
    United States Treasury:
      10.625% due 8/15/15 ...................................   USD        44,500,000     71,338,078         9.0
      10.375% due 11/15/09 ..................................   USD        31,000,000     40,163,163         5.0
      7.625% due 2/15/25 ....................................   USD         2,100,000      2,762,402         0.3
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $215,000,367) ..............................................                            225,540,813
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $215,000,367) ..........                            225,540,813        28.3
                                                                                        ------------       -----

                                                                            NO. OF         VALUE         % OF NET
WARRANTS                                                       COUNTRY     WARRANTS       (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Societe Generale Banque put warrants due 11/15/99 Tractebel
   (cost $0) ................................................   BEL            11,587          3,053          --
                                                                                        ------------       -----
    BANKS-MONEY CENTER

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENTS                                                                     (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated October 30, 1998, with State Street Bank & Trust Co., due November 2, 1998, for an effective yield of 5.30%,
   collateralized by $23,860,000 U.S. Treasury Notes, 6.75%
   due 4/30/00 (market value of collateral is $25,500,375,
   including accrued interest).  ............................                             25,000,000         3.1

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENTS                                                                     (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated October 30, 1998, with State Street Bank & Trust Co., due November 2, 1998, for an effective yield of 5.30%,
   collateralized by $360,000 U.S. Treasury Bonds, 11.25% due
   2/15/15 (market value of collateral is $611,477, including
   accrued interest).  ......................................                           $    597,000         0.1
                                                                                        ------------       -----

TOTAL REPURCHASE AGREEMENTS (cost $25,597,000) ..............                             25,597,000         3.2
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $605,633,767)  * ....................                            792,452,972        99.5
Other Assets and Liabilities ................................                              4,372,266         0.5
                                                                                        ------------       -----

NET ASSETS ..................................................                           $796,825,238       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        {=}  Zero coupon bond.
          * For Federal income tax purposes, cost is $607,048,328 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $ 189,396,722
                 Unrealized depreciation:            (3,992,078)
                                                  -------------
                 Net unrealized appreciation:     $ 185,404,644
                                                  -------------
                                                  -------------

             Abbreviation:
             ADR--American Depositary Receipt

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at October 31, 1998, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                 FIXED INCOME    SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY    & WARRANTS      & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Australia (AUSL/AUD) .................    3.8                                   3.8
Belgium (BEL/BEF) ....................    2.8                                   2.8
France (FR/FRF) ......................    2.1                                   2.1
Germany (GER/DEM) ....................    3.2        10.4                      13.6
Italy (ITLY/ITL) .....................    0.8                                   0.8
Netherlands (NETH/NLG) ...............    5.4                                   5.4
New Zealand (NZ/NZD) .................    1.5                                   1.5
Switzerland (SWTZ/CHF) ...............    4.8                                   4.8
United Kingdom (UK/GBP) ..............   13.0         3.6                      16.6
United States (US/USD) ...............   30.6        14.3            3.7       48.6
                                        ------      -----            ---      -----
Total  ...............................   68.0        28.3            3.7      100.0
                                        ------      -----            ---      -----
                                        ------      -----            ---      -----

--------------

{d}  Percentages indicated are based on net assets of $796,825,238.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACT OUTSTANDING
                                OCTOBER 31, 1998

                                           MARKET VALUE      CONTRACT    DELIVERY    UNREALIZED
CONTRACT TO SELL:                         (U.S. DOLLARS)      PRICE        DATE     APPRECIATION
----------------------------------------  --------------   ------------  --------  --------------
British Pounds..........................      55,676,804        0.60285   1/29/99   $   224,756
                                          --------------                           --------------
  Total Contract to Sell (Receivable
   amount $55,901,560)..................      55,676,804                                224,756
                                          --------------                           --------------
THE VALUE OF CONTRACT TO SELL AS
 PERCENTAGE OF NET ASSETS IS 6.99%.
  Total Open Forward Currency
   Contract.............................                                            $   224,756
                                                                                   --------------
                                                                                   --------------

----------------
See Note 1 of Notes to the Financial Statements.

    The accompanying notes are an integral part of the financial statements.

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                October 31, 1998

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $605,633,767) (Note 1).................................  $792,452,972
  U.S. currency....................................................................................          136
  Interest receivable..............................................................................    5,521,680
  Dividends and dividend withholding tax reclaims receivable.......................................    1,924,096
  Receivable for securities sold...................................................................    1,287,673
  Receivable for Fund shares sold..................................................................      782,800
  Receivable for open forward foreign currency contracts (Note 1)..................................      224,756
                                                                                                     -----------
    Total assets...................................................................................  802,194,113
                                                                                                     -----------
Liabilities:
  Payable for Fund shares repurchased..............................................................    1,596,936
  Payable for securities purchased.................................................................    1,559,592
  Payable for service and distribution expenses (Note 2)...........................................    1,168,454
  Payable for investment management and administration fees (Note 2)...............................      634,873
  Payable for transfer agent fees (Note 2).........................................................      182,161
  Payable for printing and postage expenses........................................................      104,124
  Payable for custodian fees.......................................................................       44,676
  Payable for professional fees....................................................................       39,377
  Payable for registration and filing fees.........................................................       18,504
  Payable for fund accounting fees (Note 2)........................................................        9,251
  Payable for Trustees' fees and expenses (Note 2).................................................        8,979
  Other accrued expenses...........................................................................        1,948
                                                                                                     -----------
    Total liabilities..............................................................................    5,368,875
                                                                                                     -----------
Net assets.........................................................................................  $796,825,238
                                                                                                     -----------
                                                                                                     -----------
Class A:
Net asset value and redemption price per share ($306,278,696 DIVIDED BY 33,081,644 shares
 outstanding)......................................................................................  $      9.26
                                                                                                     -----------
                                                                                                     -----------
Maximum offering price per share (100/94.50 of $9.26) *............................................  $      9.80
                                                                                                     -----------
                                                                                                     -----------
Class B:+
Net asset value and offering price per share ($483,307,176 DIVIDED BY 52,248,436 shares
 outstanding)......................................................................................  $      9.25
                                                                                                     -----------
                                                                                                     -----------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($7,239,366 DIVIDED BY
 782,121 shares outstanding).......................................................................  $      9.26
                                                                                                     -----------
                                                                                                     -----------
Net assets consist of:
  Paid in capital (Note 4).........................................................................  $467,573,561
  Accumulated net realized gain on investments and foreign currency transactions...................  142,061,286
  Net unrealized appreciation on translation of assets and liabilities in foreign currencies.......      371,186
  Net unrealized appreciation of investments.......................................................  186,819,205
                                                                                                     -----------
Total -- representing net assets applicable to capital shares outstanding..........................  $796,825,238
                                                                                                     -----------
                                                                                                     -----------

--------------
   * On sales of $25,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1998

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of $1,274,284)............................  $15,652,077
  Interest income...........................................................................   12,405,553
  Securities lending income.................................................................      670,939
                                                                                              -----------
    Total investment income.................................................................   28,728,569
                                                                                              -----------
Expenses:
  Investment management and administration fees (Note 2)....................................    7,885,054
  Service and distribution expenses: (Note 2)
    Class A....................................................................  $ 1,090,317
    Class B....................................................................    4,987,749    6,078,066
                                                                                 -----------
  Transfer agent fees (Note 2)..............................................................    1,254,000
  Custodian fees............................................................................      451,000
  Printing and postage expenses.............................................................      385,825
  Fund accounting fees (Note 2).............................................................      210,440
  Professional fees.........................................................................      136,000
  Registration and filing fees..............................................................       55,955
  Trustees' fees and expenses (Note 2)......................................................       20,150
  Other expenses (Note 1)...................................................................      223,249
                                                                                              -----------
    Total expenses before reductions........................................................   16,699,739
                                                                                              -----------
      Expense reductions (Note 5)...........................................................      (40,023)
                                                                                              -----------
    Total net expenses......................................................................   16,659,716
                                                                                              -----------
Net investment income.......................................................................   12,068,853
                                                                                              -----------
Net realized and unrealized gain (loss) on investments and foreign currencies:
  (Note 1)
  Net realized gain on investments.............................................  150,980,039
  Net realized loss on foreign currency transactions...........................   (4,238,589)
                                                                                 -----------
    Net realized gain during the year.......................................................  146,741,450
  Net change in unrealized appreciation (depreciation) on translation of assets
   and liabilities in foreign currencies.......................................    2,776,067
  Net change in unrealized appreciation (depreciation) of investments..........  (32,685,753)
                                                                                 -----------
    Net unrealized depreciation during the year.............................................  (29,909,686)
                                                                                              -----------
Net realized and unrealized gain on investments and foreign currencies......................  116,831,764
                                                                                              -----------
Net increase in net assets resulting from operations........................................  $128,900,617
                                                                                              -----------
                                                                                              -----------

    The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                  YEAR ENDED OCTOBER 31,
                                                                                --------------------------
                                                                                    1998          1997
                                                                                ------------  ------------
Increase in net assets
Operations:
  Net investment income.......................................................  $ 12,068,853  $ 16,790,846
  Net realized gain on investments and foreign currency transactions..........   146,741,450    24,005,528
  Net change in unrealized appreciation (depreciation) on translation of
   assets and liabilities in foreign currencies...............................     2,776,067    (4,059,448)
  Net change in unrealized appreciation (depreciation) of investments.........   (32,685,753)   84,674,909
                                                                                ------------  ------------
    Net increase in net assets resulting from operations......................   128,900,617   121,411,835
                                                                                ------------  ------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income..................................................    (4,583,653)   (7,733,156)
  From net realized gain on investments.......................................    (8,368,465)     (757,327)
Class B:
Distributions to shareholders: (Note 1)
  From net investment income..................................................    (4,410,176)   (9,266,887)
  From net realized gain on investments.......................................   (13,388,382)     (907,529)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income..................................................      (100,933)     (125,777)
  From net realized gain on investments.......................................      (131,267)      (12,318)
                                                                                ------------  ------------
    Total distributions.......................................................   (30,982,876)  (18,802,994)
                                                                                ------------  ------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested............................   548,028,420   426,976,337
  Decrease from capital shares repurchased....................................  (601,598,746) (450,361,754)
                                                                                ------------  ------------
    Net decrease from capital share transactions..............................   (53,570,326)  (23,385,417)
                                                                                ------------  ------------
Total increase in net assets..................................................    44,347,415    79,223,424
Net assets:
  Beginning of year...........................................................   752,477,823   673,254,399
                                                                                ------------  ------------
  End of year *...............................................................  $796,825,238  $752,477,823
                                                                                ------------  ------------
                                                                                ------------  ------------
 * Includes undistributed net investment income...............................  $         --  $         --
                                                                                ------------  ------------
                                                                                ------------  ------------

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS A
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1998 (d)    1997 (d)      1996        1995        1994
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $    8.21   $    7.11   $    6.35   $    6.21   $    6.29
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income.................       0.17        0.21        0.22        0.24        0.22
  Net realized and unrealized gain
   (loss) on investments................       1.25        1.12        0.82        0.13       (0.03)
                                          ----------  ----------  ----------  ----------  ----------
    Net increase from investment
     operations.........................       1.42        1.33        1.04        0.37        0.19
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............      (0.13)      (0.21)      (0.24)      (0.22)      (0.21)
  From net realized gain on
   investments..........................      (0.24)      (0.02)      (0.04)      (0.01)      (0.06)
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (0.37)      (0.23)      (0.28)      (0.23)      (0.27)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $    9.26   $    8.21   $    7.11   $    6.35   $    6.21
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............      17.76%      19.01%      16.80%       6.27%       3.14%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 306,279   $ 292,528   $ 286,203   $ 284,069   $ 317,847
Ratio of net investment income to
 average net assets.....................       1.87%       2.74%       3.17%       3.85%       3.30%
Ratio of expenses to average net assets:
  With expense reductions (Note 5)......       1.64%       1.50%       1.59%       1.70%       1.67%
  Without expense reductions............       1.65%       1.64%       1.66%       1.74%        N/A
Portfolio turnover rate++...............         92%         50%         39%         83%        117%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates are calculated on the basis of the Fund as a whole without distinguishing between the class of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS B
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1998 (d)    1997 (d)      1996        1995        1994
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $    8.21   $    7.11   $    6.35   $    6.21   $    6.29
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income.................       0.11        0.16        0.17        0.20        0.18
  Net realized and unrealized gain
   (loss) on investments................       1.25        1.13        0.82        0.13       (0.03)
                                          ----------  ----------  ----------  ----------  ----------
    Net increase from investment
     operations.........................       1.36        1.29        0.99        0.33        0.15
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............      (0.08)      (0.17)      (0.20)      (0.18)      (0.17)
  From net realized gain on
   investments..........................      (0.24)      (0.02)      (0.03)      (0.01)      (0.06)
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (0.32)      (0.19)      (0.23)      (0.19)      (0.23)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $    9.25   $    8.21   $    7.11   $    6.35   $    6.21
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............      16.93%      18.28%      16.06%       5.57%       2.48%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 483,307   $ 456,893   $ 383,966   $ 356,796   $ 359,242
Ratio of net investment income to
 average net assets.....................       1.22%       2.09%       2.52%       3.20%       2.65%
Ratio of expenses to average net assets:
  With expense reductions (Note 5)......       2.29%       2.15%       2.24%       2.35%       2.32%
  Without expense reductions............       2.30%       2.29%       2.31%       2.39%        N/A
Portfolio turnover rate++...............         92%         50%         39%         83%        117%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates are calculated on the basis of the Fund as a whole without distinguishing between the class of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                            ADVISOR CLASS+
                                          ---------------------------------------------------
                                                                                JUNE 1, 1995
                                                 YEAR ENDED OCTOBER 31,              TO
                                          ------------------------------------   OCTOBER 31,
                                           1998 (d)     1997 (d)       1996         1995
                                          -----------  -----------  ----------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....   $    8.20    $    7.10   $    6.35     $    6.24
                                          -----------  -----------  ----------  -------------
Income from investment operations:
  Net investment income.................        0.21         0.23        0.23          0.11
  Net realized and unrealized gain
   (loss) on investments................        1.25         1.13        0.82          0.13
                                          -----------  -----------  ----------  -------------
    Net increase from investment
     operations.........................        1.46         1.36        1.05          0.24
                                          -----------  -----------  ----------  -------------
Distributions to shareholders:
  From net investment income............       (0.16)       (0.24)      (0.26)        (0.13)
  From net realized gain on
   investments..........................       (0.24)       (0.02)      (0.04)           --
                                          -----------  -----------  ----------  -------------
    Total distributions.................       (0.40)       (0.26)      (0.30)        (0.13)
                                          -----------  -----------  ----------  -------------
Net asset value, end of period..........   $    9.26    $    8.20   $    7.10     $    6.35
                                          -----------  -----------  ----------  -------------
                                          -----------  -----------  ----------  -------------

Total investment return (c).............       18.27%       19.23%      17.19%         3.83%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $   7,239    $   3,057   $   3,085     $     944
Ratio of net investment income to
 average net assets.....................        2.22%        3.09%       3.52%         4.20%(a)
Ratio of expenses to average net assets:
  With expense reductions (Note 5)......        1.29%        1.15%       1.24%         1.35%(a)
  Without expense reductions............        1.30%        1.29%       1.31%         1.39%(a)
Portfolio turnover rate++...............          92%          50%         39%           83%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates are calculated on the basis of the Fund as a whole without distinguishing between the class of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                October 31, 1998

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (SEE ALSO NOTE 2)
AIM Global Growth & Income Fund (the "Fund"), formerly GT Global Growth & Income Fund, is a separate series of AIM Investment Funds (the "Trust"), formerly GT Investment Funds, Inc. The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified, open-end management investment company. The Trust has thirteen series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by A I M Advisors, Inc. ("the Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Fund deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuations, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amounts shown in the Fund's "Statement of Assets and Liabilities." The Fund could be exposed to risk if a counter party is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security and, for a put, requires the Fund to set aside cash, U.S. government securities, or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock or bond market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock or bond market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At October 31, 1998, stocks with an aggregate value of $50,614,150 were on loan to brokers. The loans were secured by cash collateral of $52,108,865. For the year ended October 31, 1998, the Fund received fees of $670,939.

For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investment of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(M) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the year, restricted securities, if any, (excluding 144A issues), are shown at the end of the Fund's Portfolio of Investments.

(O) LINE OF CREDIT
The Fund, along with certain other funds advised and/or administered by the Manager, has a line of credit with each of BankBoston and State Street Bank and Trust Company. The arrangements with the banks allow the Fund and certain other Funds to borrow, on a first come, first serve basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of each Fund's total assets. On October 31, 1998, the Fund had no loans outstanding.

For the year ended October 31, 1998, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for the Fund was $9,315,595, with a weighted average interest rate of 6.35%. Interest expense for the Fund for the year ended October 31, 1998, was $207,044, and is included in "Other Expenses" on the Statement of Operations.

2. RELATED PARTIES
A I M Advisors, Inc. (the "Manager"), an indirect wholly-owned subsidiary of AMVESCAP PLC, is the Fund's investment manager and administrator and INVESCO
(NY), Inc., (formerly, Chancellor LGT Asset Management, Inc.) is the Fund's investment sub-advisor and sub-administrator. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT") consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. As a result of this transaction, Chancellor LGT was renamed INVESCO (NY), Inc., and is now an indirect wholly-owned subsidiary of AMVESCAP PLC. A I M Distributors, Inc. ("AIM Distributors"), a wholly-owned subsidiary of the Manager, became the Fund's distributor as of the close of business on May 29, 1998. The Trust was reorganized from a Maryland corporation into a Delaware business trust on September 8, 1998. Finally, as of the close of business on September 4, 1998, A I M Fund Services, Inc. ("AFS"), an affiliate of the Manager and AIM Distributors, replaced GT Global Investor Services, Inc. ("GT Services") as the transfer agent of the Fund.

The Fund pays investment management and administration fees to the Manager at the annualized rate of 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly.

AIM Distributors, an affiliate of the Manager, serves as the Fund's distributor. For the period ended May 29, 1998, GT Global, Inc. ("GT Global"), an affiliate of the investment sub-advisor, served as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. AIM Distributors collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1998, AIM Distributors and GT Global retained sales charges of $27,462 and $29,395, respectively. Purchases of Class A shares exceeding $1,000,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global collected CDSCs for the year ended October 31, 1998 of $1,692. AIM Distributors also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, AIM Distributors, from its own resources, pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended October 31, 1998, AIM Distributors and GT Global collected CDSCs in the amount of $451,820 and $721,075, respectively. In addition, AIM Distributors makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

For the period ended May 29, 1998, pursuant to the then effective separate distribution plans adopted under the 1940 Act Rule 12b-1 by the Trust's Board of Trustees with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Class A Plan would have been incurred within one year of such reimbursement.

For the period ended May 29, 1998, pursuant to the Class B Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continued in effect.

Effective as of the close of business May 29, 1998, pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees adopted a Master Distribution Plan applicable to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund compensates AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A or Class B shares of the Fund. Under the Class A Plan, the Fund compensates AIM Distributors at the annualized rate of 0.35% of the average daily net assets of the Fund's Class A shares. Under the Class B Plan, the Fund compensates AIM Distributors at an annualized rate of 1.00% of the average daily net assets of the Fund's Class B shares.

The Class A Plan and the Class B Plan (together, the "Plans") are designed to compensate AIM Distributors for certain promotional and other sales-related costs, and to implement a dealer incentive program that provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A and Class B shares of the Fund. Payments also can be directed by AIM Distributors to financial institutions who have entered into service agreements with respect to Class A and Class B shares of the Fund and who provide continuing personal services to their customers who own Class A and Class B shares of the Fund. The service fees payable to selected financial institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts that were purchased on or after a prescribed date set forth in the Plans.

The Manager and AIM Distributors voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 1.75%, 2.40%, and 1.40% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by AIM Distributors of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or AIM Distributors of portions of the Fund's other operating expenses.

Effective as of the close of business September 4, 1998, the Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") an annualized fee of $24.85 per shareholder accounts that are open during any monthly period (this fee includes all out-of-pocket expenses), and an annualized fee of $0.70 per shareholder account that is closed during any monthly period. Both fees shall be billed by AFS monthly in arrears on a prorated basis of 1/12 of the annualized fee for all such accounts.

For the period November 1, 1997 to September 4, 1998, GT Services, an affiliate of the Manager and AIM Distributors, was the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services received an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also was reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Investment Portfolios, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of

$5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

The Trust pays each Trustee who is not an employee, officer or director of the Manager, or any other affiliated company, $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1998, purchases and sales of investment securities by the Fund, other than short-term investments and U.S. government obligations, aggregated $438,460,594 and $579,200,900, respectively. Purchases and sales of U.S. government obligations were $293,744,805 and $240,337,698, respectively, for the year ended October 31, 1998.

4. CAPITAL SHARES
At October 31, 1998, there were 6,000,000,000 shares of the Trust's common stock authorized, at $0.0001 par value. Of this amount, 400,000,000 were classified as shares of the AIM Global Telecommunications Fund; 400,000,000 were classified as shares of AIM Global Government Income Fund; 200,000,000 were classified as shares of AIM Global Health Care Fund; 200,000,000 were classified as shares of AIM Strategic Income Fund; 200,000,000 were classified as shares of AIM Developing Markets Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of AIM Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of AIM Latin American Growth Fund; 200,000,000 were classified as shares of AIM Emerging Markets Fund; 200,000,000 were classified as shares of AIM Emerging Markets Debt Fund; 200,000,000 were classified as shares of AIM Global Financial Services Fund; 200,000,000 were classified as shares of AIM Global Resources Fund; 200,000,000 were classified as shares of AIM Global Infrastructure Fund; 200,000,000 were classified as shares of AIM Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Trusts were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fifteen series of the Trusts and designated as Advisor Class common stock. 1,100,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                         YEAR ENDED                YEAR ENDED
                                                                      OCTOBER 31, 1998          OCTOBER 31, 1997
                                                                  ------------------------  -------------------------
CLASS A                                                             SHARES       AMOUNT       SHARES        AMOUNT
----------------------------------------------------------------  -----------  -----------  -----------  ------------
Shares sold.....................................................   40,631,419  $363,947,180  37,585,791  $289,617,397
Shares issued in connection with reinvestment of
  distributions.................................................    1,294,169   11,189,344      935,467     7,161,559
                                                                  -----------  -----------  -----------  ------------
                                                                   41,925,588  375,136,524   38,521,258   296,778,956
Shares repurchased..............................................  (44,464,914) (400,082,759) (43,156,190) (332,338,391)
                                                                  -----------  -----------  -----------  ------------
Net decrease....................................................   (2,539,326) $(24,946,235)  (4,634,932) $(35,559,435)
                                                                  -----------  -----------  -----------  ------------
                                                                  -----------  -----------  -----------  ------------

CLASS B
----------------------------------------------------------------
Shares sold.....................................................   12,852,707  $115,998,695  12,634,686  $ 97,336,518
Shares issued in connection with reinvestment of
  distributions.................................................    1,736,739   14,930,372    1,087,287     8,343,350
                                                                  -----------  -----------  -----------  ------------
                                                                   14,589,446  130,929,067   13,721,973   105,679,868
Shares repurchased..............................................  (17,992,943) (162,624,547) (12,063,889)  (93,059,122)
                                                                  -----------  -----------  -----------  ------------
Net increase (decrease).........................................   (3,403,497) $(31,695,480)   1,658,084 $ 12,620,746
                                                                  -----------  -----------  -----------  ------------
                                                                  -----------  -----------  -----------  ------------
ADVISOR CLASS
----------------------------------------------------------------
Shares sold.....................................................    4,670,023  $41,740,705    3,177,501  $ 24,442,634
Shares issued in connection with reinvestment of
  distributions.................................................       25,259      222,124        9,792        74,879
                                                                  -----------  -----------  -----------  ------------
                                                                    4,695,282   41,962,829    3,187,293    24,517,513
Shares repurchased..............................................   (4,285,866) (38,891,440)  (3,248,879)  (24,964,241)
                                                                  -----------  -----------  -----------  ------------
Net increase (decrease).........................................      409,416  $ 3,071,389      (61,586) $   (446,728)
                                                                  -----------  -----------  -----------  ------------
                                                                  -----------  -----------  -----------  ------------

5. EXPENSE REDUCTIONS
The Manager directed certain portfolio trades to brokers who then paid a portion of the Fund's expenses. For the year ended October 31, 1998, the Fund's expenses were reduced by $40,023 under these arrangements.

6. SUBSEQUENT EVENT (UNAUDITED)
Effective December 14, 1998, sub-advisory and sub-administration responsibility for the Fund was transferred from INVESCO (NY), Inc. to INVESCO Asset Management Ltd., another indirect wholly-owned subsidiary of AMVESCAP PLC. A I M Advisors, Inc. will continue to serve as the manager and administrator of the Fund. The transfer will not change the fees paid by A I M Advisors, Inc. for sub-advisory services and will not change the nature of the sub-advisory services provided to the Fund or the personnel providing such services.

7. PROXY RESULTS (UNAUDITED)
The Special Meeting of Shareholders of the G.T. Investment Funds, Inc., now known as AIM Investment Funds (the "Trust"), was held on May 20, 1998 at the Trust's offices, 50 California Street, 26th Floor, San Francisco, California. The meeting was held for the following purposes:

(1) To elect Trustees as follows: C. Derek Anderson, Frank S. Bayley, William J. Guilfoyle, Arthur C. Patterson, Ruth H. Quigley.

(2) To approve a new Investment Management and Administration Contract and Sub-Advisory and Sub-Administration Contract with respect to each series of the Trust (each, a "Fund," and collectively, the "Funds").

(3) To approve replacement Rule 12b-1 plans of distribution with respect to Class A and B Shares of the Fund.

(4) To approve changes to the fundamental investment restrictions of the Fund.

(5) To approve an agreement and plan of conversion and termination for the Trust.

(6) To ratify the selection of Coopers & Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's independent public accountants.

    The results of the proxy solicitation on the above matters were as follows:

                                                                                       VOTES        WITHHELD/
      TRUSTEE/MATTER                                                  VOTES FOR       AGAINST      ABSTENTIONS
      ------------------------------------------------------------  --------------  ------------  -------------
(1)   C. Derek Anderson...........................................     191,685,088           N/A     13,123,292
      Frank S. Bayley.............................................     191,766,811           N/A     13,041,568
      William J. Guilfoyle........................................     191,828,959           N/A     12,979,420
      Arthur C. Patterson.........................................     191,845,270           N/A     12,963,109
      Ruth H. Quigley.............................................     191,869,887           N/A     12,938,492
(2)(a) Approval of investment management and administration
       contract...................................................      39,225,701     1,056,645     13,378,967*
(2)(b) Approval of sub-advisory and sub-administration contract....     38,944,404     1,186,043     13,530,866*
(3)   Approval of replacement Rule 12b-1 plans of distribution
      CLASS A SHARES..............................................      18,231,511       633,604      1,624,850
      CLASS B SHARES..............................................      29,206,760       734,958      2,693,335
(4)(a) Modification of Fundamental Restriction on Concentration....     38,595,526     1,334,363     13,731,424*
(4)(b) Modification of Fundamental Restriction on Issuing Senior
       Securities and Borrowing Money.............................      38,602,220     1,327,669     13,731,424*
(4)(c) Modification of Fundamental Restriction on Making Loans.....     38,604,739     1,325,150     13,731,424*
(4)(d) Modification of Fundamental Restriction on Underwriting
       Securities.................................................      38,604,247     1,325,642     13,731,424*
(4)(e) Modification of Fundamental Restriction on Real Estate
       Investments................................................      38,605,220     1,324,669     13,731,424*
(4)(f) Modification of Fundamental Restriction on Investing in
       Commodities................................................      38,588,769     1,341,120     13,731,424*
(4)(g) Elimination of Fundamental Restriction on Margin
       Transactions...............................................      38,586,718     1,343,171     13,731,424*
(4)(h) Elimination of Fundamental Restriction on Investing in
       Illiquid Securities........................................      38,596,890     1,332,999     13,731,424*
(4)(i) Elimination of Fundamental Restriction on Pledging Assets...     38,591,039     1,338,850     13,731,424*
(4)(j) Elimination of Fundamental Restriction on Investments in
       Oil, Gas and Mineral Leases and Programs...................      38,603,432     1,326,457     13,731,424*
(4)(k) Elimination of Fundamental Restriction on Investing for the
       Purpose of Control.........................................      38,602,458     1,327,431     13,731,424*
(4)(l) Elimination of Fundamental Restriction on Purchasing
       Securities of Issuers in which Officers and Board Members
       of Each Company and its Affiliates own Securities..........      38,593,114     1,336,775     13,731,424*
(4)(m) Approval of New Fundamental Investment Policy Regarding
       Investment of All of Each Fund's Assets in an Open-End
       Fund.......................................................      38,590,154     1,339,735     13,731,424*
(5)   Approval of an agreement and plan of conversion and
       termination with respect to the Trust......................     190,027,469     6,362,084     94,055,040*
(6)   Ratification of the selection of Coopers and Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's
       Independent Public Accountants.............................     191,358,779     2,114,168     11,333,063

------------------------
   * Includes Broker Non-Votes

------------------------
FEDERAL TAX INFORMATION (UNAUDITED):

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $41,888,115 as capital gain dividends for the fiscal year ended October 31, 1998.

Pursuant to Section 854 of the Internal Revenue Code, the Fund designates 41.37% of ordinary income dividends paid (including short-term capital gain distributions, if any) by the Fund as income qualifying for the dividends received deduction for corporations for the fiscal year ended October 31, 1998.

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders of AIM Strategic Income Fund (formerly GT Global Strategic Income Fund) and Board of Trustees of AIM Investment Funds (formerly G.T. Investment Funds, Inc.):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Strategic Income Fund at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                      PRICEWATERHOUSECOOPERS LLP


BOSTON, MASSACHUSETTS
DECEMBER 18, 1998

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                   CURRENCY       AMOUNT          (NOTE 1)        ASSETS
---------------------------------------------------------  --------   ---------------   ------------   -------------
Government & Government Agency Obligations (62.4%)
  Algeria (1.1%)
    Algeria Tranche 1 Loan Assignment, 6.625% due
     9/4/06+ ............................................   USD             6,400,000   $  3,264,000         1.1
  Argentina (3.1%)
    Republic of Argentina:
      I.O. Strip, 12.11% due 4/10/05 ....................   USD             3,385,000      2,978,800         1.0
      Par Bond Series L, 5.75% (6% at 3/31/99) due
       3/31/23++ ........................................   USD             3,750,000      2,606,250         0.9
      Discount Bond, 6.625% due 3/31/23+ ................   USD             3,605,000      2,455,906         0.8
      7.297% due 7/8/05 .................................   ITL         2,865,000,000      1,298,695         0.4
      Global Bond, 9.75% due 9/19/27 ....................   USD               140,000        121,555          --
  Belgium (0.5%)
    Kingdom of Belgium, 5.75% due 3/28/08 ...............   BEF            43,600,000      1,412,469         0.5
  Brazil (1.0%)
    Brazil Floating Rate Discount Note, 6.125% due
     4/15/24+ ...........................................   USD             4,918,000      2,923,135         1.0
  Bulgaria (1.3%)
    Republic of Bulgaria:
      Front Loaded Interest Reduction Bond Series A, 2.5%
       (2.75% at 7/99) due 7/28/12++ ....................   USD             3,786,000      2,091,765         0.7
      Discount Bond Series A, 6.6875% due 7/28/24 -
       EURO+ ............................................   USD             2,585,000      1,815,963         0.6
  Canada (1.3%)
    Canadian Government, 6% due 6/1/08 ..................   CAD             5,370,000      3,719,138         1.3
  Colombia (1.2%)
    Republic of Colombia:
      8.625% due 4/1/08 .................................   USD             2,674,000      2,099,090         0.7
      7.27% due 6/15/03 - 144A{.} .......................   USD             1,790,000      1,458,850         0.5
  Germany (17.5%)
    Deutschland Republic:
      6% due 1/5/06 .....................................   DEM            32,300,000     21,798,743         7.5
      6.5% due 7/4/27 ...................................   DEM            27,830,000     19,974,175         6.8
      6% due 7/4/07 .....................................   DEM             9,520,000      6,485,288         2.2
      6.5% due 10/14/05 .................................   DEM             4,050,000      2,808,157         1.0
  Greece (1.0%)
    Hellenic Republic:
      9.2% due 3/21/02 ..................................   GRD           650,000,000      2,298,569         0.8
      8.8% due 6/19/07 ..................................   GRD           200,000,000        738,137         0.2
  Italy (3.7%)
    Italian Government, 7.25% due 11/1/26 ...............   ITL        11,430,000,000      8,781,841         3.0
    Italian Buoni Poliennali Del Tesoro (BTPS), 8.5% due
     1/1/04 .............................................   ITL         2,730,000,000      2,006,667         0.7
  Ivory Coast (1.3%)
    Ivory Coast Government:
      1.9% (2.9% at 3/31/09) due 3/29/18++ ..............   FRF            63,693,750      2,838,505         1.0
      2% (3% at 3/31/09) due 3/29/18++ ..................   USD             2,765,000        808,763         0.3
  Jamaica (0.3%)
    Government of Jamaica, 10.875% due 6/10/05 -
     144A{.} ............................................   USD             1,158,000        868,500         0.3
  Korea (0.6%)
    Korea Republic Restructured Debt, 8.281% due
     4/8/00+ ............................................   USD             1,800,000      1,674,000         0.6

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                   CURRENCY       AMOUNT          (NOTE 1)        ASSETS
---------------------------------------------------------  --------   ---------------   ------------   -------------
Government & Government Agency Obligations (Continued)
  Mexico (1.7%)
    United Mexican States:
      6.63% due 12/31/19 ................................   FRF            12,000,000   $  1,682,662         0.6
      9.875% due 1/15/07 ................................   USD             1,560,000      1,483,950         0.5
      11.375% due 9/15/16 ...............................   USD               936,000        934,830         0.3
      Discount Bond Series B, 6.47656% due
       12/31/19++/+ .....................................   USD               575,000        448,859         0.2
      Discount Bond Series D, 6.6016% due12/31/19+ ......   USD               250,000        195,156         0.1
  Panama (0.8%)
    Republic of Panama:
      8.875% due 9/30/27 ................................   USD             1,373,000      1,266,593         0.4
      Interest Reduction Bond, 4% (4.25% at 7/99) due
       7/17/14++ ........................................   USD             1,720,000      1,258,825         0.4
  Peru (1.2%)
    Republic of Peru, Past Due Interest Bond, 4% (4.25%
     at 3/8/99) due 3/7/17++ ............................   USD             5,871,000      3,375,825         1.2
  Poland (0.9%)
    Republic of Poland:
      3% (3.5% at 10/28/99) due 10/27/24 - Euro++ .......   USD             2,785,000      1,852,025         0.6
      Past Due Interest Bond, 5% (6% at 10/28/99) due
       10/27/14 - Euro++ ................................   USD             1,005,000        913,922         0.3
  Russia (0.4%)
    Bank for Foreign Economic Affairs (Venesheconombank)
     Principal Loans, 6.625% due 12/15/20+ ..............   USD            16,555,492      1,314,092         0.4
  Sweden (1.1%)
    Swedish Government, 6.5% due 10/25/06 ...............   SEK            21,700,000      3,134,271         1.1
  United Kingdom (8.5%)
    United Kingdom Treasury, 9% due 10/13/08 ............   GBP            11,310,000     24,683,511         8.5
  United States (13.9%)
    United States Treasury:
      6.375% due 8/15/27{./} ............................   USD            20,300,000     23,428,658         8.0
      5.625% due 5/15/08{./} ............................   USD            12,390,000     13,354,097         4.6
    Federal National Mortgage Association, 7.25% due
     6/20/02 ............................................   NZD             7,000,000      3,829,514         1.3
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $194,543,627) ..........................................                                182,483,751
                                                                                        ------------
Corporate Bonds (20.1%)
  Argentina (0.4%)
    Disco S.A., 9.875% due 5/15/08 - 144A{.} ............   USD               750,000        523,125         0.2
    Mastellone Hermanos S.A., 11.75% due 4/1/08 -
     144A{.} ............................................   USD               745,000        454,450         0.2
  Brazil (1.3%)
    Banco Hipotecario Espana, 10% due 4/17/03 -
     144A{.} ............................................   USD             1,675,000      1,474,000         0.5
    RBS Participacoes S.A., 11% due 4/1/07 - 144A{.} ....   USD             1,773,000        797,850         0.3
    Banco Nacional de Desenvolvimento Economico e Social
     (BNDES):
      10.8% due 6/16/08 - 144A{.} .......................   USD             1,335,000        934,500         0.3
      10.8% due 6/16/08 - Reg S{c} ......................   USD               825,000        577,500         0.2

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                   CURRENCY       AMOUNT          (NOTE 1)        ASSETS
---------------------------------------------------------  --------   ---------------   ------------   -------------
Corporate Bonds (Continued)
  Colombia (0.2%)
    Financiera Energia Nacional, 9.375% due 6/15/06 - Reg
     S{c} ...............................................   USD               836,000   $    613,039         0.2
  Jamaica (0.2%)
    Mechala Group Jamaica, 12.75% due 12/30/99 - Reg
     S{c} ...............................................   USD               719,000        503,300         0.2
  Korea (0.3%)
    Pohang Iron & Steel, 2% due 10/9/00 .................   JPY           119,000,000        884,625         0.3
  Luxembourg (0.4%)
    Cellco Finance N.V., 15% due 8/1/05 - Reg S{c} ......   USD             1,550,000      1,255,500         0.4
  Mexico (1.6%)
    Petroleos Mexicanos (PEMEX), 9.25% due 3/30/18 -
     144A{.} ............................................   USD             2,950,000      2,404,250         0.8
    Monterrey Power, S.A. de C.V., 9.625% due 11/15/09 -
     144A{.} ............................................   USD             1,245,000        834,150         0.3
    Dine, S.A. de C.V., 8.75% due 10/15/07 - 144A{.} ....   USD               860,000        679,400         0.2
    Cemex Valenciana, 9.66% due 12/29/49 ................   USD               545,000        457,800         0.2
    Banco Nacional Comercio Exte., 8% due 7/18/02 - Reg
     S{c} ...............................................   USD               421,000        384,163         0.1
  Russia (0.3%)
    Lukinter Finance BV Convertible, 3.5% due 5/6/02 -
     144A{.} ............................................   USD             1,526,000        556,990         0.2
    Mosenergo Finance BV, 8.375% due 10/9/02 -
     144A{.} ............................................   USD             1,040,000        182,000         0.1
  Singapore (0.2%)
    Krung Thai Bank (Singapore), 6.73% due 9/30/04 ......   USD             1,000,000        660,000         0.2
  United Kingdom (0.7%)
    Orange PLC, 7.625% due 8/1/08 .......................   ECU             1,000,000      1,139,466         0.4
    Colt Telecom Group PLC, 7.625% due 7/31/08 ..........   DEM             1,600,000        857,355         0.3
  United States (14.5%)
    Chase Manhattan Corp., 6.25% due 1/15/06 ............   USD             2,835,000      2,934,222         1.0
    General Motors Acceptance Corp., 6.625% due
     10/15/05 ...........................................   USD             2,700,000      2,852,711         1.0
    Ford Motor Credit Corp., 5.25% due 6/16/08 ..........   DEM             4,610,000      2,829,116         1.0
    Unisys Corp., 7.875% due 4/1/08 .....................   USD             2,350,000      2,373,500         0.8
    Engle Homes, Inc., 9.25% due 2/1/08 .................   USD             2,350,000      2,208,770         0.8
    Merrill Lynch & Co., 7.25% due 5/2/02 ...............   USD             2,070,000      2,154,601         0.7
    United Stationers Supply, 8.375% due 4/15/08 -
     144A{.} ............................................   USD             2,000,000      2,005,000         0.7
    Lenfest Communications, 8.25% due 2/15/08 -
     144A{.} ............................................   USD             1,850,000      1,877,917         0.6
    Smithfield Foods, Inc., 7.625% due 2/15/08 -
     144A{.} ............................................   USD             1,725,000      1,690,500         0.6
    Hollywood Casino Corp., 12.75% due 11/1/03 ..........   USD             1,700,000      1,674,500         0.6
    Eagle Family Foods, 8.75% due 1/15/08 - 144A{.} .....   USD             1,875,000      1,668,750         0.6
    Graham Packaging/GPC Capital, 8.75% due 1/15/08 -
     144A{.} ............................................   USD             1,725,000      1,638,750         0.6
    Riddell Sports, Inc., 10.5% due 7/15/07 .............   USD             1,700,000      1,530,000         0.5
    Lin Television Corp., 8.375% due 3/1/08 - 144A{.} ...   USD             1,500,000      1,440,000         0.5
    Trump Atlantic Association Funding, Inc., 11.25% due
     5/1/06 .............................................   USD             1,700,000      1,394,000         0.5
    Chancellor Media Corp., 8.125% due 12/15/07 -
     144A{.} ............................................   USD             1,300,000      1,228,500         0.4
    Drypers Corp. Series B, 10.25% due 6/15/07 ..........   USD             1,300,000      1,202,500         0.4
    PSINET, Inc., 10% due 2/15/05 .......................   USD             1,000,000        952,200         0.3
    Fisher Scientific International, 9% due 2/1/08 ......   USD             1,000,000        925,880         0.3
    Penn National Gaming, Inc., 10.625% due 12/15/04 -
     144A{.} ............................................   USD               875,000        857,500         0.3

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                   CURRENCY       AMOUNT          (NOTE 1)        ASSETS
---------------------------------------------------------  --------   ---------------   ------------   -------------
Corporate Bonds (Continued)
    Allbritton Communication, 8.875% due 2/1/08 -
     144A{.} ............................................   USD               885,000   $    831,900         0.3
    Duane Reade, Inc., 9.25% due 2/15/08 ................   USD               885,000        831,445         0.3
    Norampac, Inc., 9.5% due 2/1/08 - 144A{.} ...........   USD               885,000        827,475         0.3
    Revlon Consumer Products, 8.625% due 2/2/08 -
     144A{.} ............................................   USD               885,000        809,775         0.3
    BTI Telecommunications Corp., 10.5% due 9/15/07 -
     144A{.} ............................................   USD               885,000        668,175         0.2
    Syratech Corp., 11% due 4/15/07 .....................   USD               880,000        660,000         0.2
    Delco Remy International, Inc., 8.625% due
     12/15/07 ...........................................   USD               650,000        629,950         0.2
    Niagara Mohawk Power, 7.375% due 7/1/03 .............   USD               500,000        511,065         0.2
    Pillowtex Corp., 9% due 12/15/07 - 144A{.} ..........   USD               435,000        435,000         0.1
    Anker Coal Group, Inc., 9.75% due 10/1/07 -
     144A{.} ............................................   USD               875,000        350,000         0.1
    ACME Metal, Inc., 10.875% due 12/15/07
     -144A{.}(::) .......................................   USD               825,000        165,000         0.1
                                                                                        ------------
Total Corporate Bonds (cost $66,624,782) ................                                 58,332,165
                                                                                        ------------
Mortgage Backed (11.0%)
  Denmark (1.5%)
    Realkredit Danmark, 6% due 10/1/26 ..................   DKK            28,745,000      4,492,106         1.5
  United States (9.5%)
    Government National Mortgage Association TBA Pass
     Thru Pool, 6% due 11/15/28{*} ......................   USD            28,000,000     27,755,000         9.5
                                                                                        ------------
Total Mortgage Backed (cost $32,051,136) ................                                 32,247,106
                                                                                        ------------
Structured Notes (0.5%)
  Korea (0.5%)
    Fixed Rate Trust Certificate 13.55% due 2/15/02[::]
      (Issued by a newly created Delaware Business Trust,
       collateralized by triple A paper. This trust
       certificate has a credit risk component linked to
       the value of a referenced security: Korean
       Development Bank 1.875% 2002.) (cost
       $1,930,000) ......................................   USD             1,930,000      1,411,795         0.5
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $295,149,545) ......                                274,474,817        94.0
                                                                                        ------------       -----

                                                                         PRINCIPAL         VALUE         % OF NET
SHORT-TERM INVESTMENTS                                     CURRENCY       AMOUNT          (NOTE 1)        ASSETS
---------------------------------------------------------  --------   ---------------   ------------   -------------
Commercial Paper - Discounted (9.6%)
  United States (9.6%)
    Ford Motor Credit, effective yield 5.09%, due
     11/18/98 ...........................................   USD            14,000,000     13,966,349         4.8
    GE Capital, effective yield 5.09%, due 11/18/98 .....   USD            14,000,000     13,966,349         4.8
                                                                                        ------------
Total Commercial Paper - Discounted (cost
 $27,932,698) ...........................................                                 27,932,698
                                                                                        ------------       -----

TOTAL SHORT-TERM INVESTMENTS (cost $27,932,698) .........                                 27,932,698         9.6
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
---------------------------------------------------------                               ------------   -------------
  Dated October 30, 1998, with State Street Bank & Trust
   Co., due November 2, 1998, for an effective yield of
   5.30%, collateralized by $12,030,000 U.S. Treasury
   Notes, 5.75% due 9/30/99 (market value of collateral
   is $12,225,488, including accrued interest)
   (cost $11,982,000)  ..................................                               $ 11,982,000         4.1
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $335,064,243)  * ................                                314,389,515       107.7
Other Assets and Liabilities ............................                                (22,602,184)       (7.7)
                                                                                        ------------       -----

NET ASSETS ..............................................                               $291,787,331       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

       [::] Certain events may cause the contract to terminate prior to date shown.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {c} Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
       (::) Valued in good faith at fair value using procedures approved by the Board of Trustees (see Note 1 of Notes to Financial Statements).
          + The coupon rate shown on floating rate note represents the rate at period end.
         ++ The coupon rate shown on step-up coupon bond represents the rate at period end.
       {./} All or part of the Fund's holdings in this security is segregated as collateral for derivative securities and securities purchased on a forward commitment basis. See Note 1 to the Financial Statements.
        +/+ Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.
        {*}  Purchased on a forward commitment basis.
          * For Federal income tax purposes, cost is $337,572,672 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   4,236,684
                 Unrealized depreciation:           (27,419,841)
                                                  -------------
                 Net unrealized depreciation:     $ (23,183,157)
                                                  -------------
                                                  -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1998

                                          MARKET VALUE                             UNREALIZED
                                              (U.S.        CONTRACT    DELIVERY   APPRECIATION
CONTRACTS TO SELL:                          DOLLARS)         PRICE       DATE    (DEPRECIATION)
----------------------------------------  -------------   -----------  --------  ---------------
Canadian Dollars........................    3,695,654         1.54785   3/18/99   $    (13,127)
French Francs...........................    2,753,722         5.45470   3/18/99         32,865
Japanese Yen............................      819,279       118.80000  11/27/98        (19,616)
                                          -------------                          ---------------
  Total Contracts to Sell (Receivable
   amount $7,268,777)...................    7,268,655                                      122
                                          -------------                          ---------------
THE VALUE OF CONTRACTS TO SELL AS A
 PERCENTAGE OF NET ASSETS IS 2.49%.
  Total Open Forward Foreign Currency
   Contracts............................                                          $        122
                                                                                 ---------------
                                                                                 ---------------

----------------
See Note 1 of Notes to the Financial Statements.

    The accompanying notes are an integral part of the financial statements.

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                October 31, 1998

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $335,064,243) (Note 1)...............................     $ 314,389,515
  U.S. currency.................................................................    $         983
  Foreign currencies (cost $1,866,855)..........................................        1,867,904         1,868,887
                                                                                    -------------
  Receivable for securities sold.................................................................        31,828,916
  Interest receivable............................................................................         6,062,576
  Receivable for Fund shares sold................................................................           440,563
  Miscellaneous receivable.......................................................................            12,228
  Receivable for open forward foreign currency contracts (Note 1)................................               122
                                                                                                      -------------
    Total assets.................................................................................       354,602,807
                                                                                                      -------------
Liabilities:
  Payable for securities purchased...............................................................        59,770,608
  Payable for Fund shares repurchased............................................................         1,127,005
  Distribution payable...........................................................................           713,718
  Payable for service and distribution expenses (Note 2).........................................           491,179
  Payable for investment management and administration fees (Note 2).............................           213,197
  Payable for transfer agent fees (Note 2).......................................................           208,968
  Payable for custodian fees.....................................................................           100,456
  Payable for printing and postage expenses......................................................            92,249
  Payable for professional fees..................................................................            42,265
  Payable for registration and filing fees.......................................................            18,805
  Payable for Trustees' fees and expenses (Note 2)...............................................            11,792
  Payable for fund accounting fees (Note 2)......................................................             7,217
  Other accrued expenses.........................................................................            18,017
                                                                                                      -------------
    Total liabilities............................................................................        62,815,476
                                                                                                      -------------
Net assets.......................................................................................     $ 291,787,331
                                                                                                      -------------
                                                                                                      -------------
Class A:
Net asset value and redemption price per share ($102,279,959 DIVIDED BY 9,474,511 shares
 outstanding)....................................................................................     $       10.80
                                                                                                      -------------
                                                                                                      -------------
Maximum offering price per share (100/95.25 of $10.80) *.........................................     $       11.34
                                                                                                      -------------
                                                                                                      -------------
Class B:+
Net asset value and offering price per share ($188,660,057 DIVIDED BY 17,458,947 shares
 outstanding)....................................................................................     $       10.81
                                                                                                      -------------
                                                                                                      -------------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($847,315 DIVIDED BY
 78,237 shares outstanding)......................................................................     $       10.83
                                                                                                      -------------
                                                                                                      -------------
Net assets consist of:
  Paid in capital (Note 4).......................................................................     $ 387,101,752
  Accumulated net investment loss................................................................              (122)
  Accumulated net realized loss on investments and foreign currency transactions.................       (74,693,113)
  Net unrealized appreciation on translation of assets and liabilities in foreign currencies.....            53,542
  Net unrealized depreciation of investments.....................................................       (20,674,728)
                                                                                                      -------------
Total -- representing net assets applicable to capital shares outstanding........................     $ 291,787,331
                                                                                                      -------------
                                                                                                      -------------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1998

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Interest income............................................................................  $33,776,429
  Securities lending income..................................................................      741,430
                                                                                               -----------
    Total investment income..................................................................   34,517,859
                                                                                               -----------
Expenses:
  Service and distribution expenses: (Note 2)
    Class A.....................................................................  $   439,823
    Class B.....................................................................    2,448,700    2,888,523
                                                                                  -----------
  Investment management and administration fees (Note 2).....................................    2,691,901
  Transfer agent fees (Note 2)...............................................................      799,100
  Custodian fees.............................................................................      220,500
  Printing and postage expenses..............................................................      201,000
  Professional fees..........................................................................      142,500
  Fund accounting fees (Note 2)..............................................................       99,805
  Registration and filing fees...............................................................       64,750
  Trustees' fees and expenses (Note 2).......................................................       21,950
  Other expenses.............................................................................      286,421
                                                                                               -----------
    Total expenses...........................................................................    7,416,450
                                                                                               -----------
Net investment income........................................................................   27,101,409
                                                                                               -----------
Net realized and unrealized gain (loss) on investments and foreign currencies:
  (Note 1)
  Net realized loss on investments..............................................  (14,842,820)
  Net realized gain on foreign currency transactions............................    5,025,299
                                                                                  -----------
    Net realized loss during the year........................................................   (9,817,521)
  Net change in unrealized appreciation (depreciation) on translation of assets
   and liabilities in foreign currencies........................................   (1,692,009)
  Net change in unrealized appreciation (depreciation) of investments...........  (26,689,090)
                                                                                  -----------
    Net unrealized depreciation during the year..............................................  (28,381,099)
                                                                                               -----------
Net realized and unrealized loss on investments and foreign currencies.......................  (38,198,620)
                                                                                               -----------
Net decrease in net assets resulting from operations.........................................  $(11,097,211)
                                                                                               -----------
                                                                                               -----------

    The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                 YEAR ENDED    YEAR ENDED
                                                                                OCTOBER 31,   OCTOBER 31,
                                                                                    1998          1997
                                                                                ------------  ------------
Decrease in net assets
Operations:
  Net investment income.......................................................  $ 27,101,409  $ 27,580,494
  Net realized gain (loss) on investments and foreign currency transactions...    (9,817,521)   39,498,013
  Net change in unrealized appreciation (depreciation) on translation of
   assets and liabilities in foreign currencies...............................    (1,692,009)    2,627,595
  Net change in unrealized depreciation of investments........................   (26,689,090)  (26,190,807)
                                                                                ------------  ------------
    Net increase (decrease) in net assets resulting from operations...........   (11,097,211)   43,515,295
                                                                                ------------  ------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income..................................................    (7,063,735)  (10,228,265)
  In excess of net investment income..........................................            --      (775,601)
  Return of capital...........................................................    (1,864,318)           --
Class B:
Distributions to shareholders: (Note 1)
  From net investment income..................................................   (12,380,012)  (18,434,103)
  In excess of net investment income..........................................            --    (1,397,843)
  Return of capital...........................................................    (3,267,432)           --
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income..................................................       (44,834)      (43,148)
  In excess of net investment income..........................................            --        (3,272)
  Return of capital...........................................................       (11,833)           --
                                                                                ------------  ------------
    Total distributions.......................................................   (24,632,164)  (30,882,232)
                                                                                ------------  ------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested............................   185,041,479   335,031,026
  Decrease from capital shares repurchased....................................  (278,148,568) (445,823,540)
                                                                                ------------  ------------
    Net decrease from capital share transactions..............................   (93,107,089) (110,792,514)
                                                                                ------------  ------------
Total decrease in net assets..................................................  (128,836,464)  (98,159,451)
Net assets:
  Beginning of year...........................................................   420,623,795   518,783,246
                                                                                ------------  ------------
  End of year *...............................................................  $291,787,331  $420,623,795
                                                                                ------------  ------------
                                                                                ------------  ------------
 * Includes accumulated net investment loss/distributions in excess of net
   investment income..........................................................  $       (122) $ (3,351,006)
                                                                                ------------  ------------
                                                                                ------------  ------------

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS A
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1998 (d)      1997      1996 (d)    1995 (d)      1994
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   12.00   $   11.76   $   10.32   $   10.88   $   13.61
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income.................       0.91*       0.74        0.89        0.97        0.79
  Net realized and unrealized gain
   (loss) on investments and foreign
   currencies...........................      (1.27)       0.34        1.44       (0.69)      (2.14)
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............      (0.36)       1.08        2.33        0.28       (1.35)
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............      (0.65)      (0.78)      (0.82)      (0.80)      (0.79)
  From net realized gain on
   investments..........................         --          --          --          --       (0.38)
  In excess of net investment income....         --       (0.06)      (0.07)         --          --
  Return of capital.....................      (0.19)         --          --       (0.04)      (0.21)
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (0.84)      (0.84)      (0.89)      (0.84)      (1.38)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $   10.80   $   12.00   $   11.76   $   10.32   $   10.88
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............      (3.41)%      9.40%      23.00%       3.06%     (10.44)%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 102,280   $ 138,715   $ 185,126   $ 188,165   $ 275,241
Ratio of net investment income to
 average net assets.....................       7.73%       6.18%       8.09%       9.64%       6.74%
Ratio of expenses to average net assets
 excluding interest expense:
  With expense reductions...............       1.56%       1.35%       1.38%       1.42%       1.40%
  Without expense reductions............       1.56%       1.44%       1.40%       1.45%        N/A
Ratio of interest expense to average net
 assets++...............................        N/A         N/A         N/A         N/A        0.10%
Portfolio turnover rate++...............        306%        149%        177%        238%        583%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.11 per share for each of Class A, B and Advisor.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS B
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1998 (d)      1997      1996 (d)    1995 (d)      1994
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   12.01   $   11.77   $   10.33   $   10.88   $   13.60
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income.................       0.84*       0.67        0.82        0.91        0.73
  Net realized and unrealized gain
   (loss) on investments and foreign
   currencies...........................      (1.28)       0.33        1.44       (0.69)      (2.14)
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............      (0.44)       1.00        2.26        0.22       (1.41)
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............      (0.57)      (0.71)      (0.75)      (0.73)      (0.72)
  From net realized gain on
   investments..........................         --          --          --          --       (0.38)
  In excess of net investment income....         --       (0.05)      (0.07)         --          --
  Return of capital.....................      (0.19)         --          --       (0.04)      (0.21)
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (0.76)      (0.76)      (0.82)      (0.77)      (1.31)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $   10.81   $   12.01   $   11.77   $   10.33   $   10.88
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............      (4.04)%      8.70%      22.15%       2.48%     (11.02)%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 188,660   $ 281,376   $ 333,178   $ 357,852   $ 458,550
Ratio of net investment income to
 average net assets.....................       7.08%       5.53%       7.44%       8.99%       6.09%
Ratio of expenses to average net assets
 excluding interest expense:
  With expense reductions...............       2.21%       2.00%       2.03%       2.07%       2.05%
  Without expense reductions............       2.21%       2.09%       2.05%       2.10%        N/A
Ratio of interest expense to average net
 assets++...............................        N/A         N/A         N/A         N/A        0.10%
Portfolio turnover rate++...............        306%        149%        177%        238%        583%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.11 per share for each of Class A, B and Advisor.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                           ADVISOR CLASS+
                                          ------------------------------------------------
                                                                              JUNE 1, 1995
                                                YEAR ENDED OCTOBER 31,             TO
                                          ----------------------------------  OCTOBER 31,
                                           1998 (d)      1997      1996 (d)     1995 (d)
                                          ----------  ----------  ----------  ------------
Per Share Operating Performance:
Net asset value, beginning of period....  $   12.02   $   11.77   $   10.33    $   10.32
                                          ----------  ----------  ----------  ------------
Income from investment operations:
  Net investment income.................       0.95*       0.79        0.93         0.41
  Net realized and unrealized gain
   (loss) on investments and foreign
   currencies...........................      (1.26)       0.34        1.44        (0.04)
                                          ----------  ----------  ----------  ------------
    Net increase (decrease) from
     investment operations..............      (0.31)       1.13        2.37         0.37
                                          ----------  ----------  ----------  ------------
Distributions to shareholders:
  From net investment income............      (0.69)      (0.82)      (0.86)       (0.34)
  From net realized gain on
   investments..........................         --          --          --           --
  In excess of net investment income....         --       (0.06)      (0.07)          --
  Return of capital.....................      (0.19)         --          --        (0.02)
                                          ----------  ----------  ----------  ------------
    Total distributions.................      (0.88)      (0.88)      (0.93)       (0.36)
                                          ----------  ----------  ----------  ------------
Net asset value, end of period..........  $   10.83   $   12.02   $   11.77    $   10.33
                                          ----------  ----------  ----------  ------------
                                          ----------  ----------  ----------  ------------

Total investment return (c).............      (2.97)%      9.86%      23.39%        3.72 %(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $     847   $     533   $     479    $     443
Ratio of net investment income to
 average net assets.....................       8.08%       6.53%       8.44%        9.99 %(a)
Ratio of expenses to average net assets
 excluding interest expense:
  With expense reductions...............       1.21%       1.00%       1.03%        1.07 %(a)
  Without expense reductions............       1.21%       1.09%       1.05%        1.10 %(a)
Ratio of interest expense to average net
 assets++...............................        N/A         N/A         N/A          N/A
Portfolio turnover rate++...............        306%        149%        177%         238 %

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.11 per share for each of Class A, B and Advisor.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable

    The accompanying notes are an integral part of the financial statements.

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                October 31, 1998

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (SEE ALSO NOTE 2)
AIM Strategic Income Fund (the "Fund"), formerly GT Global Strategic Income Fund, a non-diversified separate series of AIM Investment Funds (the "Trust"), formerly G.T. Investment Funds, Inc. The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Trust has thirteen series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and complete orders to purchase, exchange, or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by A I M Advisors, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality, and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS

With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amount shown in the Fund's "Statement of Assets and Liabilities". The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price, or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out-basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At October 31, 1998, stocks with an aggregate value of $2,582,613 were on loan to brokers. The loans were secured by cash collateral of $2,731,376 received by the Fund. For the year ended October 31, 1998, the Fund received fees of $741,430.

For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

(I) TAXES
It is the intended policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund has a capital loss carryforward of $72,184,684 of which $65,749,433 expires in 2003, and $6,435,251 expires in 2006.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by each Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(M) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the year, restricted securities, if any, (excluding 144A issues), are shown at the end of the Fund's Portfolio of Investments.

(N) LINE OF CREDIT
The Fund, along with certain other funds advised and/or administered by the Manager, has a line of credit with BankBoston. The arrangement with the bank allows the Fund and certain other Funds to borrow, on a first come, first serve basis, an aggregate maximum amount of $150,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets. On October 31, 1998, the Fund had no loans outstanding.

For the year ended October 31, 1998, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for the Fund was $8,506,098, with a weighted average interest rate of 6.28%. Interest expense for the year ended October 31, 1998 was $243,306 and is included in "Other Expenses" on the Statement of Operations.

(O) SECURITIES PURCHASED ON A WHEN-ISSUED OR FORWARD COMMITMENT BASIS
The Fund may trade securities on a when-issued or forward commitment basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date. These securities are identified on the accompanying Portfolio of Investments. The Fund has set aside sufficient cash or liquid securities as collateral for these purchase commitments.

2. RELATED PARTIES
A I M Advisors, Inc. (the "Manager"), an indirect wholly-owned subsidiary of AMVESCAP PLC, is the Fund's investment manager and administrator and INVESCO
(NY), Inc., (formerly, Chancellor LGT Asset Management, Inc.) is the Fund's investment sub-advisor and sub-administrator. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT") consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. As a result of this transaction, Chancellor LGT was renamed INVESCO (NY), Inc., and is now an indirect wholly-owned subsidiary of AMVESCAP PLC. A I M Distributors, Inc. ("AIM Distributors"), a wholly-owned subsidiary of the Manager, became the Fund's distributor as of the close of business on May 29, 1998. The Trust was reorganized from a Maryland corporation into a Delaware business trust on September 8, 1998. Finally, as of the close of business on September 4, 1998, A I M Fund Services, Inc. ("AFS"), an affiliate of the Manager and AIM Distributors, replaced GT Global Investor Services, Inc. ("GT Services") as the transfer agent of the Fund.

The Fund pays the Manager investment management and administration fees at the annualized rate of 0.725% on the first $500 million of the average daily net assets of the Fund; 0.70% on the next $1 billion; 0.675% on the next $1 billion; and 0.65% on amounts thereafter. These fees are computed daily and paid monthly.

AIM Distributors, an affiliate of the Manager, serves as the Fund's distributor. For the period ended May 29, 1998, GT Global, Inc. ("GT Global"), an affiliate of the investment sub-advisor, served as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. AIM Distributors collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1998, AIM Distributors and GT Global retained the following sales charges: $6,190 and $14,511, respectively. Purchases of Class A shares exceeding $1,000,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. AIM Distributors and GT Global collected CDSCs for the year ended October 31, 1998 of $10,171 and $1,119, respectively. AIM Distributors also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, AIM Distributors, from its own resources, pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended October 31, 1998, AIM Distributors and GT Global collected CDSCs in the amount of $379,657 and $916,697, respectively. In addition, AIM Distributors makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

For the period ended May 29, 1998, pursuant to the then effective separate distribution plans adopted under the 1940 Act Rule 12b-1 by the Trust's Board of Trustees with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Class A Plan would have been incurred within one year of such reimbursement.

For the period ended May 29, 1998, pursuant to the Class B Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continued in effect.

Effective as of the close of business May 29, 1998, pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees adopted a Master Distribution Plan applicable to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund compensates AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A or Class B shares of the Fund. Under the Class A Plan, the Fund compensates AIM Distributors at the annualized rate of 0.35% of the average daily net assets of the Fund's Class A shares. Under the Class B Plan, the Fund compensates AIM Distributors at an annualized rate of 1.00% of the average daily net assets of the Fund's Class B shares.

The Class A Plan and the Class B Plan (together, the "Plans") are designed to compensate AIM Distributors for certain promotional and other sales-related costs, and to implement a dealer incentive program that provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A and Class B shares of the Fund. Payments also can be directed by AIM Distributors to financial institutions who have entered into service agreements with respect to Class A and Class B shares of the Fund and who provide continuing personal services to their customers who own Class A and Class B shares of the Fund. The service fees payable to selected financial institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts that were purchased on or after a prescribed date set forth in the Plans.

The Manager and AIM Distributors voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expense) to the maximum annual rate of 1.75%, 2.40%, and 1.40% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by AIM Distributors of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or AIM Distributors of portions of the Fund's other operating expenses.

Effective as of the close of business September 4, 1998, the Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") an annualized fee of $24.85 per shareholder accounts that are open during any monthly period (this fee includes all out-of-pocket expenses), and an annualized fee of $0.70 per shareholder account that is closed during any monthly period. Both fees shall be billed by AFS monthly in arrears on a prorated basis of 1/12 of the annualized fee for all such accounts.

For the period November 1, 1997 to September 4, 1998, GT Services, an affiliate of the Manager and AIM Distributors, was the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services received an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also was reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services paid to the Manager is a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Investment Portfolios, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

The Trust pays each Trustee who is not an employee, officer or director of the Manager, or any other affiliated company, $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1998, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $653,771,935 and $689,755,218, respectively. For the year ended October 31, 1998, purchases and sales of U.S. government obligations aggregated $419,099,394 and $458,023,980, respectively.

4. CAPITAL SHARES
At October 31, 1998, there were 6,000,000,000 shares of the Trust's common stock authorized, at $0.0001 par value. Of this amount, 400,000,000 were classified as shares of the AIM Global Telecommunications Fund; 400,000,000 were classified as shares of AIM Global Government Income Fund; 200,000,000 were classified as shares of AIM Global Health Care Fund; 200,000,000 were classified as shares of AIM Strategic Income Fund; 200,000,000 were classified as shares of AIM Developing Markets Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of AIM Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of AIM Latin American Growth Fund; 200,000,000 were classified as shares of AIM Emerging Markets Fund; 200,000,000 were classified as shares of AIM Emerging Markets Debt Fund; 200,000,000 were classified as shares of AIM Global Financial Services Fund; 200,000,000 were classified as shares of AIM Global Resources Fund; 200,000,000 were classified as shares of AIM Global Infrastructure Fund; 200,000,000 were classified as shares of AIM Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Trusts were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fifteen series of the Trusts and designated as Advisor Class common stock. 1,100,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                            YEAR ENDED                   YEAR ENDED
                                                         OCTOBER 31, 1998             OCTOBER 31, 1997
                                                    --------------------------  ----------------------------
CLASS A                                               SHARES        AMOUNT        SHARES         AMOUNT
--------------------------------------------------  -----------  -------------  -----------  ---------------
Shares sold.......................................   11,087,862  $ 132,840,707   13,750,221  $   167,009,888
Shares issued in connection with reinvestment of
  distributions...................................      520,006      6,103,698      615,860        7,488,021
                                                    -----------  -------------  -----------  ---------------
                                                     11,607,868    138,944,405   14,366,081      174,497,909
Shares repurchased................................  (13,690,399)  (162,830,760) (18,557,237)    (225,311,673)
                                                    -----------  -------------  -----------  ---------------
Net decrease......................................   (2,082,531) $ (23,886,355)  (4,191,156) $   (50,813,764)
                                                    -----------  -------------  -----------  ---------------
                                                    -----------  -------------  -----------  ---------------


CLASS B
--------------------------------------------------
Shares sold.......................................    2,712,341  $  32,431,379   11,499,580  $   140,731,511
Shares issued in connection with reinvestment of
  distributions...................................      752,045      8,848,630      896,610       10,918,610
                                                    -----------  -------------  -----------  ---------------
                                                      3,464,386     41,280,009   12,396,190      151,650,121
Shares repurchased................................   (9,428,771)  (110,869,956) (17,287,235)    (211,600,543)
                                                    -----------  -------------  -----------  ---------------
Net decrease......................................   (5,964,385) $ (69,589,947)  (4,891,045) $   (59,950,422)
                                                    -----------  -------------  -----------  ---------------
                                                    -----------  -------------  -----------  ---------------

ADVISOR CLASS
--------------------------------------------------
Shares sold.......................................      396,726  $   4,766,864      712,165  $     8,839,212
Shares issued in connection with reinvestment of
  distributions...................................        4,186         50,201        3,581           43,784
                                                    -----------  -------------  -----------  ---------------
                                                        400,912      4,817,065      715,746        8,882,996
Shares repurchased................................     (367,030)    (4,447,852)    (712,116)      (8,911,324)
                                                    -----------  -------------  -----------  ---------------
Net increase (decrease)...........................       33,882  $     369,213        3,630  $       (28,328)
                                                    -----------  -------------  -----------  ---------------
                                                    -----------  -------------  -----------  ---------------

5. PROXY RESULTS (UNAUDITED)
The Special Meeting of Shareholders of the G.T. Investment Funds, Inc., now known as AIM Investment Funds (the "Trust") was held on May 20, 1998 at the Trust's offices, 50 California Street, 26th Floor, San Francisco, California. The meeting was held for the following purposes:

(1) To elect Trustees as follows: C. Derek Anderson, Frank S. Bayley, William J. Guilfoyle, Arthur C. Patterson, Ruth H. Quigley.

(2) To approve a new Investment Management and Administration Contract and Sub-Advisory and Sub-Administration Contract with respect to each series of the Trust (each, a "Fund," and collectively, the "Funds").

(3) To approve replacement Rule 12b-1 plans of distribution with respect to Class A and B Shares of the Fund.

(4) To approve changes to the fundamental investment restrictions of the Fund.

(5) To approve an agreement and plan of conversion and termination for the Trust.

(6) To ratify the selection of Coopers & Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's independent public accountants.

    The results of the proxy solicitation on the above matters were as follows:

                                                                                       VOTES        WITHHELD/
      TRUSTEE/MATTER                                                  VOTES FOR       AGAINST      ABSTENTIONS
      ------------------------------------------------------------  --------------  ------------  -------------
(1)   C. Derek Anderson...........................................     191,685,088           N/A     13,123,292
      Frank S. Bayley.............................................     191,766,811           N/A     13,041,568
      William J. Guilfoyle........................................     191,828,959           N/A     12,979,420
      Arthur C. Patterson.........................................     191,845,270           N/A     12,963,109
      Ruth H. Quigley.............................................     191,869,887           N/A     12,938,492
(2)(a) Approval of investment management and administration
       contract...................................................      14,153,757       379,517      4,085,251*
(2)(b) Approval of sub-advisory and sub-administration contract....     14,047,606       428,882      1,142,037*
(3)   Approval of replacement Rule 12b-1 plans of distribution
      CLASS A SHARES..............................................       5,895,532       233,405        531,389
      CLASS B SHARES..............................................      10,735,339       271,273        981,531
(4)(a) Modification of Fundamental Restriction on Concentration....     13,819,624       462,105      4,336,796*
(4)(b) Modification of Fundamental Restriction on Issuing Senior
       Securities and Borrowing Money.............................      13,817,763       463,966      4,336,796*
(4)(c) Modification of Fundamental Restriction on Making Loans.....     13,819,624       462,105      4,336,796*
(4)(d) Modification of Fundamental Restriction on Underwriting
       Securities.................................................      13,819,624       462,105      4,336,796*
(4)(e) Modification of Fundamental Restriction on Real Estate
       Investments................................................      13,817,763       463,966      4,336,796*
(4)(f) Modification of Fundamental Restriction on Investing in
       Commodities................................................      13,815,902       465,827      4,336,796*
(4)(g) Modification of Fundamental Restriction on Margin
       Transactions...............................................      13,815,902       465,827      4,336,796*
(4)(h) Elimination of Fundamental Restriction on Investing in
       Futures Contracts..........................................      13,817,763       463,966      4,336,796*
(4)(i) Elimination of Fundamental Restriction on Pledging Assets...     13,817,763       463,966      4,336,796*
(4)(j) Elimination of Fundamental Restriction on Investments in
       Oil, Gas and Mineral Leases and Programs...................      13,817,763       463,996      4,336,796*
(4)(k) Elimination of Fundamental Restriction on Investing for the
       Purpose of Control.........................................      13,817,763       463,996      4,336,796*
(4)(l) Elimination of Fundamental Restriction on Purchasing
       Securities of Issuers in Which Officers and Board Members
       of Each Company and its Affiliates Own Securities..........      13,817,763       463,996      4,336,796*
(4)(m) Elimination of Fundamental Restriction on Investing in
       Securities of Companies That Have Been in Operation for
       Less than Three Years......................................      13,819,624       462,105      4,336,796*
(4)(n) Elimination of Fundamental Restriction on Selling Securities
       Short......................................................      13,802,093       479,636      4,336,796*
(4)(o) Approval of New Fundamental Investment Policy Regarding
       Investment of All of Each Fund's Assets in an Open-End
       Fund.......................................................      13,819,624       462,105      4,336,796*
(5)   Approval of an agreement and plan of conversion and
       termination with respect to the Trust......................     190,027,469     6,362,084     94,055,040*
(6)   Ratification of the selection of Coopers and Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's
       independent public accountants.............................     191,358,779     2,114,168     11,333,063

------------------------
   * Includes Broker Non-Votes

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION

                            ADVISOR CLASS SHARES OF
                            AIM GLOBAL THEME FUNDS:
                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
                       AIM GLOBAL FINANCIAL SERVICES FUND
                          AIM GLOBAL HEALTH CARE FUND
                         AIM GLOBAL INFRASTRUCTURE FUND
                           AIM GLOBAL RESOURCES FUND
                       AIM GLOBAL TELECOMMUNICATIONS FUND

                             (SERIES PORTFOLIOS OF
                             AIM INVESTMENT FUNDS)

                               11 GREENWAY PLAZA
                                   SUITE 100
                           HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919

                             ---------------------

        THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND
           IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS OF THE
            ABOVE-NAMED FUNDS, A COPY OF WHICH MAY BE OBTAINED FREE
                OF CHARGE FROM AUTHORIZED DEALERS OR BY WRITING
                           A I M DISTRIBUTORS, INC.,
                    P.O. BOX 4739, HOUSTON, TEXAS 77210-4739
                          OR BY CALLING (800) 347-4246

                             ---------------------

  STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 1999 RELATING TO THE AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND PROSPECTUS, THE AIM GLOBAL FINANCIAL SERVICES FUND PROSPECTUS, THE AIM GLOBAL HEALTH CARE FUND PROSPECTUS, THE AIM GLOBAL INFRASTRUCTURE FUND PROSPECTUS, THE AIM GLOBAL RESOURCES FUND PROSPECTUS AND THE AIM GLOBAL TELECOMMUNICATIONS FUND PROSPECTUS EACH DATED MARCH 1, 1999

                               TABLE OF CONTENTS

                                                               PAGE NO.
                                                               --------
INTRODUCTION................................................        4
GENERAL INFORMATION ABOUT THE FUNDS.........................        4
  The Trust and Its Shares..................................        4
INVESTMENT STRATEGIES AND RISKS.............................        5
  Selection of Investments and Asset Allocation.............        8
  Privatizations............................................        9
  Temporary Defensive Strategies............................        9
  Investments in Other Investment Companies.................       10
  Depositary Receipts.......................................       10
  Warrants or Rights........................................       11
  Lending of Portfolio Securities...........................       11
  Money Market Instruments..................................       11
  Commercial Bank Obligations...............................       11
  Repurchase Agreements.....................................       11
  Borrowing, Reverse Repurchase Agreements and "Roll"
     Transactions...........................................       12
  When Issued or Forward Commitment Securities..............       12
  Short Sales...............................................       13
OPTIONS, FUTURES AND CURRENCY STRATEGIES....................       13
  Introduction..............................................       13
  Special Risks of Options, Futures and Currency
     Strategies.............................................       14
  Writing Call Options......................................       14
  Writing Put Options.......................................       15
  Purchasing Put Options....................................       16
  Purchasing Call Options...................................       16
  Index Options.............................................       17
  Interest Rate, Currency and Stock Index Futures
     Contracts..............................................       18
  Options on Futures Contracts..............................       20
  Limitations on Use of Futures, Options on Futures and
     Certain Options on Currencies..........................       20
  Forward Contracts.........................................       21
  Foreign Currency Strategies -- Special Considerations.....       21
  Cover.....................................................       22
RISK FACTORS................................................       22
  General...................................................       22
  Consumer Products and Services Fund.......................       22
  Financial Services Fund...................................       23
  Health Care Fund..........................................       23
  Infrastructure Fund.......................................       23
  Resources Fund............................................       24
  Telecommunications Fund...................................       24
  Lower Quality Debt Securities.............................       24
  Investing in Smaller Companies............................       25
  Illiquid Securities.......................................       25
  Foreign Securities........................................       26
INVESTMENT LIMITATIONS......................................       30
  Feeder Funds..............................................       30
  Health Care Fund..........................................       31
  Telecommunications Fund...................................       32
EXECUTION OF PORTFOLIO TRANSACTIONS.........................       34
  Portfolio Trading and Turnover............................       35

                                                               PAGE NO.
                                                               --------
MANAGEMENT..................................................       36
  Trustees and Executive Officers...........................       36
  Investment Management and Administration Services Relating
     to the Federal Funds and the Portfolios................       37
  Investment Management and Administration Services Relating
     to the Health Care Fund and Telecommunications Fund....       38
  Distribution Services Relating to Each Fund...............       39
  Expenses of the Funds and of the Portfolios...............       39
HOW TO PURCHASE AND REDEEM SHARES...........................       39
  Backup Withholding........................................       40
NET ASSET VALUE DETERMINATION...............................       41
DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS....................       42
  Taxation of the Funds.....................................       42
  Taxation of the Theme Portfolios..........................       42
  Foreign Taxes.............................................       42
  Taxation of the Funds' Shareholders.......................       44
SHAREHOLDER INFORMATION.....................................       45
  Timing of Purchase Order..................................       45
  Share Certificates........................................       45
  Special Plans.............................................       45
  Terms and Conditions of Exchanges.........................       46
  Exchanges by Mail.........................................       47
  Exchanges by Telephone....................................       47
  Redemptions by Mail.......................................       47
  Redemptions by Telephone..................................       48
  Timing and Pricing of Redemption Orders...................       48
  Signature Guarantees......................................       48
  Dividends and Distributions...............................       49
  Minimum Account Balance...................................       49
MISCELLANEOUS INFORMATION...................................       50
  Charges for Certain Account Information...................       50
  Custodian and Transfer Agent..............................       50
  Independent Accountants...................................       50
  Legal Matters.............................................       50
  Shareholder Liability.....................................       50
  Special Servicing Agreement...............................       51
  Control Persons and Principal Holders of Security.........       51
INVESTMENT RESULTS..........................................       53
  Total Return Quotations...................................       53
  Performance Information...................................       54
  General Information About the Theme Funds and Theme
     Portfolios.............................................       55
  Health Care Fund..........................................       56
  Information About the Global Health Care Industries.......       56
  Telecommunications Fund...................................       57
  Deregulation in the United States.........................       57
  Consumer Products and Services Fund.......................       57
  Infrastructure Fund.......................................       58
  Financial Services Fund...................................       58
  Resources Fund............................................       58
APPENDIX....................................................       59
  Description of Bond Ratings...............................       59
  Description of Commercial Paper Ratings...................       60
  Absence of Rating.........................................       60
FINANCIAL STATEMENTS........................................       FS

                                  INTRODUCTION

  This Statement of Additional Information relates to the Advisor Class shares of AIM Global Consumer Products and Services Fund ("Consumer Products and Services Fund"), AIM Global Financial Services Fund ("Financial Services Fund"), AIM Global Health Care Fund ("Health Care Fund"), AIM Global Infrastructure Fund ("Infrastructure Fund"), AIM Global Resources Fund ("Resources Fund") and AIM Global Telecommunications Fund ("Telecommunications Fund") (each, a "Fund" or "Theme Fund," and, collectively, the "Funds" or "Theme Funds"). Each Fund is a diversified series of AIM Investment Funds (the "Trust"), a registered open-end management investment company organized as a Delaware business trust. The Consumer Products and Services Fund, Financial Services Fund, Infrastructure Fund and Resources Fund (each, a "Feeder Fund," and, collectively, the "Feeder Funds") invest all of their investable assets in the Global Consumer Products and Services Portfolio, Global Financial Services Portfolio, Global Infrastructure Portfolio and Global Resources Portfolio (each, a "Portfolio," and, collectively, the "Portfolios"), respectively.

  A I M Advisors, Inc. ("AIM" or the "Advisor") serves as the investment manager of and administrator for the Health Care Fund, Telecommunications Fund and the Portfolios (each a "Theme Portfolio," and collectively the "Theme Portfolios"). AIM also serves as the administrator for each Feeder Fund.

  The Trust is a series mutual fund. The rules and regulations of the Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the fund being considered for investment. This information for Consumer Products and Services Fund is included in a Prospectus dated March 1, 1999, for Financial Services Fund is included in a Prospectus dated March 1, 1999, for Health Care Fund is included in a Prospectus dated March 1, 1999, for Infrastructure Fund is included in a Prospectus dated March 1, 1999, for Resources Fund is included in a Prospectus dated March 1, 1999 and for Telecommunications Fund is included in a Prospectus dated March 1, 1999. Additional copies of the Prospectuses and this Statement of Additional Information may be obtained without charge by writing the principal distributor of the Funds' shares, A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, TX 77210-4739 or by calling (800) 347-4246. Investors must receive a Prospectus before they invest.

  This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the Funds. Some of the information required to be in this Statement of Additional Information is also included in the Prospectus, and, in order to avoid repetition, reference will be made to sections of the Prospectus. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement filed with the SEC. Copies of the Registration Statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

                      GENERAL INFORMATION ABOUT THE FUNDS

THE TRUST AND ITS SHARES

  The Trust was organized as a Delaware business trust on May 7, 1998 and previously operated under the name G.T. Investment Funds, Inc., which was organized as a Maryland corporation on October 29, 1987. The Trust was reorganized on September 8, 1998 as a Delaware business trust, and is registered with the SEC as a diversified open-end series management investment company. The Trust currently consists of the following portfolios: AIM Developing Markets Fund, AIM Emerging Markets Debt Fund (formerly, AIM Global High Income Fund), AIM Global Consumer Products and Services Fund, AIM Global Financial Services Fund, AIM Global Government Income Fund, AIM Global Growth and Income Fund, AIM Global Health Care Fund, AIM Global Infrastructure Fund, AIM Global Resources Fund, AIM Global Telecommunications Fund, AIM Latin American Growth Fund and AIM Strategic Income Fund. Each of these funds has four separate classes: Class A, Class B, Class C and Advisor Class shares. All historical financial and other information contained in this Statement of Additional Information for periods prior to September 8, 1998, is that of the series of AIM Investment Funds, Inc.

  This Statement of Additional Information relates solely to the Advisor Class shares of the Funds.

  The term "majority of the outstanding shares" of the Trust, of a particular Fund or of a particular class of a Fund or of a particular Portfolio means, respectively, the vote of the lesser of (a) 67% or more of the shares of the Trust, such Fund or such class present at a meeting of the Trust's shareholders, if the holders of more than 50% of the outstanding shares of the Trust, such Fund or such class are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Trust, such Fund, such class or such Portfolio.

  Unless specifically noted, the Fund's investment policies described in the Prospectuses and in this Statement of Additional Information may be changed by the Trust's Board of Trustees without shareholder approval. The Fund's policies regarding concentration and lending, and the percentage of the Fund's assets that may be committed to borrowing, are fundamental policies and may not be changed without shareholder approval.

  The approval of the Fund and of other investors in the Portfolio, if any, is not required to change the investment objective, policies or limitations of the Portfolio, unless otherwise specified. Written notice shall be provided to shareholders of the Fund thirty days prior to any changes in the Portfolio's investment objective.

  If a percentage restriction on investment or utilization of assets in an investment policy or restriction is adhered to at the time an investment is made, a later change in percentage ownership of a security or kind of securities resulting from changing market values or a similar type of event will not be considered a violation of the Fund's or Portfolio's investment policies or restrictions.

  Class A, Class B, Class C and Advisor Class shares of each Fund have equal rights and privileges. Each share of a particular class is entitled to one vote, to participate equally in dividends and distributions declared by the Trust's Board of Trustees with respect to the class of such Fund and, upon liquidation of the Fund, to participate proportionately in the net assets of the Fund allocable to such class remaining after satisfaction of outstanding liabilities of the Fund allocable to such class. Fund shares are fully paid, non-assessable and fully transferable when issued and have no preemptive rights and have such conversion and exchange rights as set forth in the Prospectus and this Statement of Additional Information. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

  Shareholders of the Funds do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all Funds voting together for election of trustees may elect all of the members of the Board of Trustees of the Trust. In such event, the remaining holders cannot elect any trustees of the Trust.

                        INVESTMENT STRATEGIES AND RISKS

  The following discussion of investment policies supplements the discussion of the investment objectives and policies set forth in the Prospectus under the headings "Investment Objectives and Strategies" and "Principal Risks of Investing in the Funds."

  The investment objective of each Feeder Fund, Health Care Fund and Telecommunications Fund is long-term capital growth. The investment objective of a Fund may not be changed without the approval of a majority of the outstanding voting shares of the Fund.

  Each Feeder Fund seeks to achieve its investment objective by investing all of its investable assets in a Portfolio, each of which is a subtrust (a "series") of Global Investment Portfolio (an open-end management investment company), with an investment objective that is identical to that of its corresponding Feeder Fund. Whenever the phrase "all of a Fund's investable assets" is used herein and in the Prospectus, it means that the only investment securities held by a Feeder Fund will be its interest in its corresponding Portfolio. A Feeder Fund may withdraw its investment in its corresponding Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the Fund and its shareholders to do so. A change in the Portfolio's investment objective, policies or limitations that is not approved by the Board or the shareholders of the Feeder Fund could require the Feeder Fund to redeem its interest in the Portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. Should such a distribution occur, the Feeder Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for the Feeder Fund and could adversely affect its liquidity. Upon redemption, the Board would consider what action might be taken, including the investment of all the investable assets of the Feeder Fund in another pooled investment entity having substantially the same investment objective as the Feeder Fund or the retention by the Feeder Fund of its own investment advisor to manage its assets in accordance with its investment objective, policies and limitations discussed herein.

  In addition to selling an interest therein to the Feeder Fund, the Portfolio may sell interests therein to other non-affiliated investment companies and/or other institutional investors. All institutional investors in the Portfolio will pay a proportionate share of the Portfolio's expenses and will invest in the Portfolio on the same terms and conditions. However, if another investment company invests any or all of its assets in a Portfolio, it would not be required to sell its shares at the same public offering price as the Feeder Fund and may charge different sales commissions. Therefore, investors in the Feeder Fund may experience different returns than investors in another investment company that invests exclusively in the Portfolio. As of the date of this Prospectus, the Feeder Fund is the only institutional investor in the Portfolio.

  The Feeder Fund may be materially affected by the actions of other larger investors, if any, in the Portfolio. For example, as with all open-end investment companies, if a large investor were to redeem its interest in the Portfolio, (1) the Portfolio's remaining investors could experience higher pro rata operating expenses, thereby producing lower returns and (2) the Portfolio's security holdings may become less diverse, resulting in increased risk. Institutional investors in the Portfolio that have a greater pro rata ownership interest in the Portfolio than the Feeder Fund could have effective voting control over the operation of the Portfolio.

  In addition to its primary investment policy set forth in its Prospectus, each Theme Portfolio may invest up to 35% of its total assets in debt securities issued by companies in the Theme Portfolio's particular industry and/or equity and debt securities of companies outside of that industry which, in the opinion of the Advisor, stand to benefit from developments in that industry. For each Theme Portfolio's investment purposes, an issuer is considered to be in a particular industry if: (i) at least 50% of either the revenues or the earnings of the issuer was derived from activities related to that particular industry or
(ii) at least 50% of the assets was devoted to such activities, based upon the company's most recent fiscal year.

  Consumer Products and Services Fund

  Examples of consumer products and services companies include those that manufacture, market, retail, or distribute: durable goods (such as homes, household goods, automobiles, boats, furniture and appliances, and computers); non-durable goods (such as food and beverages and apparel); media, entertainment, broadcasting, publishing and sports-related goods and services (such as television and radio broadcast, motion pictures, wireless communications, gaming casinos, theme parks, restaurants and lodging); and goods and services to companies in the foregoing industries (such as advertisers, textile companies and distribution and shipping companies).

  The Portfolio expects that a significant portion of its assets may be invested in the securities of U.S. issuers from time to time, particularly those that market their products globally. However, consumer products and services companies of a particular nation or region of the world are often operated and owned in their local markets, close to their customers. These companies, the Advisor believes, may offer superior opportunities for capital growth as compared to their larger, multinational counterparts. Certain global markets may be more attractive than others from time to time; companies dependent on U.S. markets, for example, may be outperformed by companies not dependent on U.S. markets.

  The Advisor also believes that the demand for consumer products and services worldwide will increase along with rising disposable incomes in both developed and developing nations. Emerging economics, such as those in China, Southeast Asia, Eastern Europe and Latin America, offer opportunities for the growth and expansion of consumer markets. These regions currently comprise a growing source of inexpensive consumer products for export and a growing source of demand for consumer products and services as the disposable incomes of their populations increase. In the Advisor's view, these changes are likely to create investment opportunities in companies, both local and multinational, that are able to employ innovative manufacturing, marketing, retailing and distribution methods to open new markets and/or expand existing markets.

  Financial Services Fund

  Examples of financial services companies include commercial banks and savings institutions and loan associations and their holding companies; consumer and industrial finance companies; diversified financial services companies; investment banks; insurance brokerages; securities brokerage and investment advisory companies; real estate-related companies; leasing companies; and a variety of firms in all segments of the insurance field such as multi-line, property and casualty and life insurance and insurance holding companies.

  The Advisor believes an accelerating rate of global economic interdependence will lead to significant growth in the demand for financial services. In addition, in the Advisor's view, as the industries evolve, opportunities will emerge for those companies positioned for the future. Thus, the Advisor expects that banking and related financial institution consolidation in the developed countries, increased demand for retail borrowing in developing countries, a growing need for international trade-based financing, a rising demand for sophisticated risk management, the proliferating number of liquid securities markets around the world, and larger concentrations of investable assets should lead to growth in financial service companies that are positioned for the future.

  Health Care Fund

  Examples of health care companies include those that are substantially engaged in the design, manufacture or sale of products or services used for or in connection with health care or medicine. Such firms may include pharmaceutical companies; firms that design, manufacture, sell or supply medical, dental and optical products, hardware or services; companies involved in biotechnology, medical diagnostic, and biochemical research and development; and companies involved in the ownership and/or operation of health care facilities.

  The Fund expects that, from time to time, a significant portion of its assets may be invested in the securities of U.S. issuers. Health care industries, however, are global industries with significant, growing markets outside of the United States. A sizeable portion of the companies which comprise the health care industries are headquartered outside of the United States, and many important pharmaceutical and biotechnology discoveries and technological breakthroughs have occurred outside of the United States, primarily in Japan, the United Kingdom and Western Europe.

  The Advisor believes that the global health care industries offer attractive long-term supply/demand dynamics. While the United States, Western Europe, and Japan presently account for a substantial portion of health care expenditures, this should change dramatically in the coming decade if the populations of developing countries devote an increasing percentage of income to health care. Additionally, the Advisor believes demographics on aging point to a significant increase in demand from the industrialized nations, as the elderly account for a growing proportion of worldwide health care spending. Finally, in the Advisor's view, technology will continue to expand the range of products and services offered, with new drugs, medical devices and surgical procedures addressing medical conditions previously considered untreatable.

  In addition to these underlying trends, the United States is presently experiencing a period of rapid and profound change in its own health care system, marked by the rise of managed care, the formation of health care delivery networks, and widespread consolidation across all segments of the industry. The Advisor believes that this transition offers investment opportunities in those companies acting as consolidators or otherwise gaining market share at the expense of less efficient competitors.

  Infrastructure Fund

  Examples of infrastructure companies include those engaged in designing, developing or providing the following products and services: electricity production; oil, gas, and coal exploration, development, production and distribution; water supply, including water treatment facilities; nuclear power and other alternative energy sources; transportation, including the construction or operation of transportation systems; steel, concrete, or similar types of products; communications equipment and services (including equipment and services for both data and voice transmission); mobile communications and cellular radio/paging; emerging technologies combining telephone, television and/or computer systems; and other products and services, which, in the Advisor's judgment, constitute services significant to the development of a country's infrastructure.

  The Advisor believes that a country's infrastructure is one key to the long-term success of that country's economy. The Advisor believes that adequate energy, transportation, water, and communications systems are essential elements for long-term economic growth. The Advisor believes that many developing nations, especially in Asia and Latin America, plan to make significant expenditures to the development of their infrastructure in the coming years, which is expected to facilitate increased levels of services and manufactured goods.

  In the developed countries of North America, Europe, Japan and the Pacific Rim, the Advisor expects that the replacement and upgrade of transportation and communications systems should stimulate growth in the infrastructure industries of those countries. In addition, in the Advisor's view, deregulation of telecommunications and electric and gas utilities in many countries is promoting significant changes in these industries.

  The Advisor believes that strong economic growth in developing countries and infrastructure replacement, upgrade, and deregulation in more developed countries provide an environment for favorable investment opportunities in infrastructure companies worldwide. In addition, the long-term growth rates of certain foreign countries' economies may be substantially higher than the long-term growth rate of the U.S. economy. An integral aspect of certain foreign countries' economies may be the development or improvement of their infrastructure.

  Resources Fund

  Examples of natural resource companies include those which own, explore or develop: energy sources (such as oil, gas and coal); ferrous and non-ferrous metals (such as iron, aluminum, copper, nickel, zinc and lead), strategic metals (such as uranium and titanium) and precious metals (such as gold, silver and platinum); chemicals; forest products (such as timber, coated and uncoated tree sheet, pulp and newsprint); other basic commodities (such as foodstuffs); refined products (such as chemicals and steel) and service companies that sell to these producers and refiners; and other products and services, which, in the Advisor's opinion are significant to the ownership and development of natural resources and other basic commodities.

  The Advisor believes that the liberalization of formerly socialist economies will bring about dramatic changes in both the supply and demand for natural resources. In addition, rapid industrialization in developing countries of Asia and Latin America is generating new demands for industrial materials that are affecting world commodities markets. The Advisor believes these changes are likely to create investment opportunities that benefit from new sources of supply and/or from changes in commodities prices.

  The Advisor also believes that investments in natural resource industries offer an opportunity to protect wealth against the capital-eroding effects of inflation. During periods of accelerating inflation or currency uncertainty, worldwide investment demand for natural resources, particularly precious metals, tends to increase, and during periods of disinflation or currency stability, it tends to decrease. The Advisor believes that rising commodity prices and increasing worldwide industrial production may favorably affect share prices of natural resource companies, and investments in such companies can offer excellent opportunities to offset the effects of inflation.

  Telecommunications Fund

  Telecommunications companies cover a variety of sectors, ranging from companies concentrating on established technologies to those primarily engaged in emerging or developing technologies. The characteristics of companies focusing on the same technology will vary among countries depending upon the extent to which the technology is established in the particular country. The Advisor will allocate Telecommunications Fund's investments among these sectors depending upon its assessment of their relative long-term growth potential.

  Examples of telecommunications companies include those engaged in designing, developing or providing the following products and services: communications equipment and services (including equipment and services for both data and voice transmission); electronic components and equipment; broadcasting (including television and radio, satellite, microwave and cable television and narrowcasting); computer equipment, mobile communications and cellular radio/paging; electronic mail; local and wide area networking and linkage of word and data processing systems; publishing and information systems; videotext and teletext; and emerging technologies combining telephone, television and/or computer systems.

  The Advisor believes that there are opportunities for continued growth in demand for components, products, media and systems to collect, store, retrieve, transmit, process, distribute, record, reproduce and use information. The pervasive societal impact of communications and information technologies has been accelerated by the lower costs and higher efficiencies that result from the blending of computers with telecommunications systems. Accordingly, companies engaged in the production of methods for using electronic and, potentially, video technology to communicate information are expected to be important in the Fund's portfolio. Older technologies, such as photography and print also may be represented, however.

  In addition, each Theme Portfolio's investment purposes, an issuer is typically considered as located in a particular country if it (a) is organized under the laws of or has its principal office in a particular country, or (b) normally derives 50% or more of its total revenues from business in that country, provided that, in the Advisor's view, the value of such issuer's securities will tend to reflect such country's development to a greater extent than developments elsewhere. However, these are not absolute requirements, and certain companies incorporated in a particular country and considered by the Advisor to be located in that country may have substantial foreign operations or subsidiaries and/or export sales exceeding in size the assets or sales in that country.

SELECTION OF INVESTMENTS AND ASSET ALLOCATION

  Each Theme Portfolio expects that, from time to time, a significant portion of its assets may be invested in the securities of domestic issuers. The industry represented in each Theme Portfolio, however, is a global industry with significant, growing markets outside of the United States. A sizeable proportion of the companies which comprise the infrastructure industries are headquartered outside of the United States.

  For these reasons, the Advisor believes that a portfolio composed only of securities of U.S. issuers does not provide the greatest potential for return from an investment by a Theme Portfolio. The Advisor uses its financial expertise in markets located throughout the world and the substantial global resources of AMVESCAP PLC in attempting to identify those countries and companies then providing the greatest potential for long-term capital appreciation. In this fashion, the Advisor seeks to enable shareholders to capitalize on the substantial investment opportunities and the potential for long-term growth of capital presented by the industry represented in each Theme Portfolio.

  The Advisor allocates each Theme Portfolio's assets among securities of countries and in currency denominations where opportunities for meeting the Theme Portfolio's investment objective are expected to be the most attractive. Each Theme Portfolio may invest substantially in securities denominated in one or more currencies. Under normal conditions, each Theme Portfolio invests in the securities of issuers located in at least three countries, including the United States; investments in securities of issuers in any one country, other than the United States, will represent no more than 40% of the Financial Services Portfolio's and the Telecommunications Fund's total assets, no more than 50% of each Theme Portfolio's total assets.

  In analyzing specific companies for possible investment, the Advisor ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets.

  With respect to the Resources Portfolio, the Advisor has identified four areas that it expects will create investment opportunities: (i) improving supply/demand fundamentals, which may result in higher commodity prices; (ii) privatization of state-owned natural resource businesses; (iii) management which can improve production efficiencies without correspondingly increasing commodity prices; and (iv) service companies with emerging technologies that can enhance productivity or reduce production costs. Of course, there is no certainty that these factors will produce the anticipated results.

  With respect to the Telecommunications Fund, the Advisor has identified four areas that it expects will create investment opportunities: (i) deregulation of companies in the industry, which will allow competition to promote greater efficiencies; (ii) privatization of state-owned telecommunications businesses;
(iii) development of infrastructure in underdeveloped countries and upgrading of services in other countries; and (iv) emerging technologies that will enhance productivity and reduce costs in the telecommunications industry. Of course, there is no certainty that these factors will produce the anticipated results.

  There may be times when, in the opinion of the Advisor, prevailing market, economic or political conditions warrant reducing the proportion of the Theme Portfolios' assets invested in equity securities and increasing the proportion held in cash (U.S. dollars, foreign currencies or multinational currency units) or invested in debt securities or high quality money market instruments issued by corporations, or the U.S., or a foreign government. A portion of each Theme Portfolio's assets normally will be held in cash (U.S. dollars, foreign currencies or multinational currency units) or invested in foreign or domestic high quality money market instruments pending investment of proceeds from new sales of Fund shares to provide for ongoing expenses and to satisfy redemptions.

  In certain countries, governmental restrictions and other limitations on investment may affect a Theme Portfolio's ability to invest in such countries. In addition, in some instances only special classes of securities may be purchased by foreigners and the market prices, liquidity and rights with respect to those securities may vary from shares owned by nationals. The Advisor is not aware at this time of the existence of any investment or exchange control regulations which might substantially impair the operations of the Theme Portfolios as described in the Prospectus and this Statement of Additional Information. Restrictions may in the future, however, make it undesirable to invest in certain countries. None of the Theme Portfolios has a present intention of making any significant investment in any country or stock market in which the Advisor considers the political or economic situation to threaten a Theme Portfolio with substantial or total loss of its investment in such country or market.

PRIVATIZATIONS

  The governments of some foreign countries have been engaged in selling part or all of their stakes in government-owned or controlled enterprises ("privatizations"). The Advisor believes that privatizations may offer opportunities for significant capital appreciation and intends to invest assets of the Theme Portfolios in privatizations in appropriate circumstances. In certain foreign countries, the ability of foreign entities such as the Theme Portfolios to participate may be limited by local law, or by the terms on which a Theme Portfolio may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

TEMPORARY DEFENSIVE STRATEGIES

  In the interest of preserving shareholders' capital, the Advisor may employ a temporary defensive investment strategy if it determines such a strategy to be warranted due to market, economic or political conditions. Under a defensive strategy, each Theme Portfolio may invest up to 100% of its total assets in cash (U.S. dollars, foreign currencies or multinational currency units such as euros) and/or high quality debt securities or money market instruments of U.S. or foreign issuers. In addition, for temporary defensive purposes, most or all of a Theme Portfolio's investments may be made in the United States and denominated in U.S. dollars. To the extent a Theme Portfolio adopts a temporary defensive posture, it will not be invested so as to achieve directly its investment objective. In addition, pending investment of proceeds from new sales of Fund shares or to meet its ordinary daily cash needs, the Theme Portfolio may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest in foreign or domestic high quality money market instruments. For a full description of money market instruments, see "Money Market Instruments" herein.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

  Each Theme Portfolio may invest in the securities of investment companies (including investment vehicles or companies advised by the Advisor or its affiliates ("Affiliated Funds")) within the limits of the Investment Company Act of 1940, as amended (the "1940 Act"). These limitations currently provide that, in general, a Theme Portfolio may purchase shares of an investment company unless (a) such a purchase would cause a Theme Portfolio to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or
(b) such a purchase would cause the Theme Portfolio to have more than 5% of its assets invested in the investment company or more than 10% of its assets invested in an aggregate of all such investment companies. The foregoing restrictions do not apply to the investment of the Financial Services Fund, Infrastructure Fund, Resources Fund and Consumer Products and Services Fund in their corresponding Portfolios. Investment in closed-end investment companies may involve the payment of substantial premiums above the value of such companies' portfolio securities. Each Theme Portfolio does not intend to invest in such investment companies unless, in the judgment of the Advisor, the potential benefits of such investments justify the payment of any applicable premiums. The return on such securities will be reduced by operating expenses of such companies, including payments to the investment managers of those investment companies. With respect to investments in Affiliated Funds, the Advisor waives its advisory fee to the extent that such fees are based on assets of a Theme Portfolio invested in Affiliated Funds.

DEPOSITARY RECEIPTS

  A Theme Portfolio may hold securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") or other securities convertible into securities of eligible foreign issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs are typically issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. GDRs are similar to EDRs and are designed for use in several international financial markets. Generally, ADRs and ADSs in registered form are designed for use in U.S. securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of each Theme Portfolio's investment policies, a Theme Portfolio's investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

  ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass-through voting rights to ADR holders in respect of the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The Theme Portfolios may invest in both sponsored and unsponsored ADRs.

WARRANTS OR RIGHTS

  Warrants or rights may be acquired by a Theme Portfolio in connection with other securities or separately and provide the Theme Portfolio with the right to purchase at a later date other securities of the issuer. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

LENDING OF PORTFOLIO SECURITIES

  For the purpose of realizing additional income, each Theme Portfolio may make secured loans of its securities holdings amounting to not more than 30% of its total assets. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash, U.S. government securities, or certain other irrevocable letters of credit at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. The Theme Portfolios may pay reasonable administrative and custodial fees in connection with the loans of their securities. While the securities loan is outstanding, a Theme Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A Theme Portfolio will have a right to call each loan and obtain the securities within the stated settlement period. A Theme Portfolio will not have the right to vote equity securities while they are being lent, but it may call in a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.

MONEY MARKET INSTRUMENTS

  Money market instruments in which the Theme Portfolios may invest include U.S. government securities, high-grade commercial paper, bank certificates of deposit, bankers' acceptances and repurchase agreements related to any of the foregoing. "High-grade commercial paper" refers to commercial paper rated A-1 by Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or P-1 by Moody's Investors Services, Inc. or, if not rated, determined by the Advisor to be of comparable quality.

COMMERCIAL BANK OBLIGATIONS

  For the purposes of each Theme Portfolio's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations may, however, be limited by the terms of a specific obligation and by government regulation. As with investments in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject each Theme Portfolio to investment risks that are different in some respects from those of investments in obligations of U.S. issuers. Although each Theme Portfolio will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase of $1 billion or more, this $1 billion figure is not an investment policy or restriction of each Theme Portfolio. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

REPURCHASE AGREEMENTS

  A repurchase agreement is a transaction in which a Theme Portfolio purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to the Theme Portfolio if the other party to the repurchase agreement becomes bankrupt, the Theme Portfolios intend to enter into repurchase agreements only with banks and dealers believed by the Advisor to present minimal credit risks in accordance with guidelines established by the Trust's or the Portfolios' Board of Trustees, as applicable. The Advisor will review and monitor the creditworthiness of such institutions under the applicable Board's general supervision.

  Each Theme Portfolio will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, a Theme Portfolio would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on a Theme Portfolio's ability to sell the collateral and a Theme Portfolio could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Theme Portfolio intends to comply with provisions under such Code that would allow the immediate resale of such collateral. Each Theme Portfolio will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets (except for Health Care Fund, more than 10% of the value of its total assets) would be invested in such repurchase agreements and other illiquid investments.

BORROWING, REVERSE REPURCHASE AGREEMENTS AND "ROLL" TRANSACTIONS

  Each Theme Portfolio may borrow from banks or may borrow through reverse repurchase agreements and "roll" transactions in connection with meeting requests for the redemptions of the Funds' shares. Each Theme Portfolio's borrowings will not exceed 33 1/3% of its total assets, i.e., the Theme Portfolio's total assets at all times will equal at least 300% of the amount of outstanding borrowings. If market fluctuations in the value of a Theme Portfolio's securities holdings or other factors cause the ratio of a Theme Portfolio's total assets to outstanding borrowings to fall below 300%, within three days (excluding Sundays and holidays) of such event that Theme Portfolio may be required to sell portfolio securities to restore the 300% asset coverage, even though from an investment standpoint such sales might be disadvantageous. Each Theme Portfolio may also borrow up to 5% of its total assets for temporary or emergency purposes other than to meet redemptions. However, no additional investments will be made if a Theme Portfolio's borrowings exceed 5% of its total assets. Any borrowing by a Theme Portfolio may cause greater fluctuation in the value of its shares than would be the case if that Theme Portfolio did not borrow.

  Each Theme Portfolio's fundamental investment limitations permit the Theme Portfolio to borrow money for leveraging purposes. However, each Theme Portfolio (except the Health Care Fund) is currently prohibited, pursuant to a non-fundamental investment policy, from borrowing money in order to purchase securities. Nevertheless, this policy may be changed in the future by the Trust's or the Portfolios' Board of Trustees, as applicable. If a Theme Portfolio employs leverage in the future, it would be subject to certain additional risks. Use of leverage creates an opportunity for greater growth of capital but would exaggerate any increases or decreases in the net asset value of the Financial Services Fund, Infrastructure Fund, Resources Fund, Consumer Products and Services Fund or a Theme Portfolio. When the income and gains on securities purchased with the proceeds of borrowings exceed the costs of such borrowings, a Theme Portfolio's earnings or a Fund's net asset value will increase faster than otherwise would be the case; conversely, if such income and gains fail to exceed such costs, a Theme Portfolio's earnings or a Fund's net asset value would decline faster than would otherwise be the case.

  Each Theme Portfolio may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which the Portfolio transfers possession of a security to another party, such as a bank or broker/dealer, in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. Each Theme Portfolio may also engage in "roll" borrowing transactions, which involve the sale of Government National Mortgage Association certificates or other securities together with a commitment (for which the Theme Portfolio may receive a fee) to purchase similar, but not identical, securities at a future date. Each Theme Portfolio will segregate with a custodian liquid assets in an amount sufficient to cover its obligations under "roll" transactions and reverse repurchase agreements with broker/dealers. No segregation is required for reverse repurchase agreements with banks.

WHEN ISSUED OR FORWARD COMMITMENT SECURITIES

  Each Theme Portfolio may purchase debt securities on a "when-issued" basis and may purchase or sell such securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time that the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but a Theme Portfolio will purchase or sell when-issued securities or enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the

Theme Portfolio. If a Theme Portfolio disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time that a Theme Portfolio enters into a transaction on a when-issued or forward commitment basis, the Theme Portfolio will segregate cash or liquid securities equal to the value of the when-issued or forward commitment securities with its custodian and will mark to market daily such assets. There is a risk that the securities may not be delivered and that the Theme Portfolio may incur a loss.

SHORT SALES

  Each Theme Portfolio may make short sales of securities. A short sale is a transaction in which a Theme Portfolio sells a security in anticipation that the market price of that security will decline. A Theme Portfolio may make short sales (i) as a form of hedging to offset potential declines in long positions in securities it owns, or anticipates acquiring, or in similar securities, and (ii) in order to maintain flexibility in its securities holdings.

  When a Theme Portfolio makes a short sale of a security it does not own, it must borrow the security sold short and deliver it to the broker/dealer or other intermediary through which it made the short sale. The Theme Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any payments received on such borrowed securities.

  A Theme Portfolio's obligation to replace the borrowed security when the borrowing is called or expires will be secured by collateral deposited with the intermediary. The Theme Portfolio will also be required to deposit collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the intermediary from which it borrowed the security regarding payment of any amounts received by that Theme Portfolio on such security, a Theme Portfolio may not receive any payments (including interest) on its collateral deposited with such intermediary.

  If the price of the security sold short increases between the time of the short sale and the time a Theme Portfolio replaces the borrowed security, that Theme Portfolio will incur a loss; conversely, if the price declines, the Theme Portfolio will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs associated with the transaction. Although a Theme Portfolio's gain is limited by the price at which it sold the security short, its potential loss theoretically is unlimited.

  No Theme Portfolio will make a short sale if, after giving effect to such sale, the market value of the securities sold short exceeds 25% of the value of its total assets or the Theme Portfolio's aggregate short sales of the securities of any one issuer exceed the lesser of 2% of the Theme Portfolio's net assets or 2% of the securities of any class of the issuer. Moreover, a Theme Portfolio may engage in short sales only with respect to securities listed on a national securities exchange. A Theme Portfolio may make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale the Theme Portfolio owns the security it has sold short or has the immediate and unconditional right to acquire at no additional cost the identical security.

                    OPTIONS, FUTURES AND CURRENCY STRATEGIES

INTRODUCTION

  Each Theme Portfolio may use forward currency contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with Theme Portfolio investments. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). Each Theme Portfolio may invest in such instruments up to the full value of its portfolio assets.

  To attempt to hedge against adverse movements in exchange rates between currencies, each Theme Portfolio may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. A Theme Portfolio may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. A Theme Portfolio also may purchase and sell put and call options on currencies, futures contracts on currencies and options on such futures contracts to hedge against movements in exchange rates.

  In addition, each Theme Portfolio may purchase and sell put and call options on equity and debt securities to hedge against the risk of fluctuations in the prices of securities held by a Theme Portfolio or that the Advisor intends to include in a Theme Portfolio's holdings. Each Theme Portfolio also may purchase and sell put and call options on stock indexes to hedge against overall fluctuations in the securities markets generally or in a specific market sector.

  Further, each Theme Portfolio may sell stock index futures contracts and may purchase put options or write call options on such futures contracts to protect against a general stock market decline or a decline in a specific market sector that could adversely affect the Portfolio's holdings. Each Theme Portfolio also may purchase stock index futures contracts and purchase call options or write put options on such contracts to hedge against a general stock market or market sector advance and thereby attempt to lessen the cost of future securities acquisitions. Each Theme Portfolio may use interest rate futures contracts and options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.

SPECIAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES

  The use of options, futures contracts and forward currency contracts ("Forward Contracts") involves special considerations and risks, as described below. Risks pertaining to particular instruments are described in the sections that follow.

          (1) Successful use of most of these instruments depends upon the Advisor's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. While the Advisor is experienced in the use of these instruments, there can be no assurance that any particular strategy adopted will succeed.

          (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of the investments being hedged. For example, if the value of an instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which the hedging instrument is traded. The effectiveness of hedges using hedging instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged.

          (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Theme Portfolio entered into a short hedge because the Advisor projected a decline in the price of a security in the Theme Portfolio's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, the Theme Portfolio could suffer a loss. In either such case, the Theme Portfolio would have been in a better position had it not hedged at all.

          (4) As described below, the Theme Portfolio might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Theme Portfolio were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Theme Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Theme Portfolio sell a portfolio security at a disadvantageous time. The Theme Portfolio's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("contra party") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Theme Portfolio.

WRITING CALL OPTIONS

  Each Theme Portfolio may write (sell) call options on securities, indices and currencies. Call options generally will be written on securities and currencies that, in the opinion of the Advisor are not expected to make any major price moves in the near future but that, over the long term, are deemed to be attractive investments for the Theme Portfolios.

  A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until (American style) or on (European style) a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he or she may be assigned an exercise notice, requiring him or her to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold.

  Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Theme Portfolio's investment objective. When writing a call option, a Theme Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, a Theme Portfolio has no control over when it may be required to sell the underlying securities or currencies, since most options may be exercised at any time prior to the option's expiration. If a call option that a Theme Portfolio has written expires, the Theme Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Theme Portfolio will realize a gain or loss from the sale of the underlying security or currency, which will be increased or offset by the premium received. Each Theme Portfolio does not consider a security or currency covered by a call option to be "pledged" as that term is used in that Theme Portfolio's policy that limits the pledging or mortgaging of its assets.

  Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Theme Portfolio will be obligated to sell the security or currency at less than its market value.

  The premium that a Theme Portfolio receives for writing a call option is deemed to constitute the market value of an option. The premium the Theme Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying investment, the relationship of the exercise price to such market price, the historical price volatility of the underlying investment, and the length of the option period. In determining whether a particular call option should be written, the Advisor will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.

  Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit a Theme Portfolio to write another call option on the underlying security or currency with either a different exercise price or expiration date, or both.

  Each Theme Portfolio will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

  The exercise price of the options may be below, equal to or above the current market values of the underlying securities, indices or currencies at the time the options are written. From time to time, a Theme Portfolio may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

  A Theme Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from writing the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by a Theme Portfolio.

WRITING PUT OPTIONS

  Each Theme Portfolio may write put options on securities, indices and currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

  A Theme Portfolio generally would write put options in circumstances where the Advisor wishes to purchase the underlying security or currency for a Theme Portfolio's holdings at a price lower than the current market price of the security or currency. In such event, a Theme Portfolio would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Theme Portfolio would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premium received.

  Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Theme Portfolio will be obligated to purchase the security or currency at greater than its market value.

PURCHASING PUT OPTIONS

  Each Theme Portfolio may purchase put options on securities, indices and currencies. As the holder of a put option, a Theme Portfolio would have the right to sell the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Theme Portfolio may enter into closing sale transactions with respect to such options, exercise such option or permit such option to expire.

  Each Theme Portfolio may purchase a put option on an underlying security or currency ("protective put") owned by the Theme Portfolio in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Theme Portfolio, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. The premium paid for the put option and any transaction costs would reduce any profit otherwise available for distribution when the security or currency is eventually sold.

  A Theme Portfolio may also purchase put options at a time when it does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, that Theme Portfolio seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Theme Portfolio will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

PURCHASING CALL OPTIONS

  Each Theme Portfolio may purchase call options on securities, indices and currencies. As the holder of a call option, the Theme Portfolio would have the right to purchase the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Theme Portfolio may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.

  Call options may be purchased by a Theme Portfolio for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable a Theme Portfolio to acquire the security or currency at the exercise price of the call option plus the premium paid. At times, the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to a Theme Portfolio in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option, rather than the underlying security or currency itself, the Theme Portfolio is partially protected from any unexpected decline in the market price of the underlying security or currency and, in such event, could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

  A Theme Portfolio may also purchase call options on underlying securities or currencies it owns to avoid realizing losses that would result in a reduction of its current return. For example, where a Theme Portfolio has written a call option on an underlying security or currency having a current market value below the price at which it purchased the security or currency, an increase in the market price could result in the exercise of the call option written by the Theme Portfolio and the realization of a loss on the underlying security or currency. Accordingly, the Theme Portfolio could purchase a call option on the same underlying security or currency, which could be exercised to fulfill the Theme Portfolio's delivery obligations under its written call (if it is exercised). This strategy could allow the Theme Portfolio to avoid selling the portfolio security or currency at a time when it has an unrealized loss; however, the Theme Portfolio would have to pay a premium to purchase the call option plus transaction costs.

  Aggregate premiums paid for put and call options will not exceed 5% of each Theme Portfolio's total assets at the time of each purchase.

  A Theme Portfolio may attempt to accomplish objectives similar to those involved in using Forward Contracts, by purchasing put or call options on currencies. A put option gives the Theme Portfolio as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price at any time until (American style) or on (European style) the expiration date of the option. A call option gives the Theme Portfolio as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price at any time until (American style) or on (European style) the expiration date of the option. A Theme Portfolio might purchase a currency put option, for example, to protect itself against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to a Theme Portfolio would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which a Theme Portfolio anticipates purchasing securities.

  Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Theme Portfolio will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

  The staff of the SEC considers purchased OTC options to be illiquid securities. A Theme Portfolio may also sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Theme Portfolio. The assets used as cover for OTC options written by a Theme Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Theme Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

  A Theme Portfolio's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Theme Portfolio intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party or by a transaction in the secondary market if any such market exists. Although a Theme Portfolio will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Theme Portfolio, there is no assurance that the Theme Portfolio will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Theme Portfolio might be unable to close out an OTC option position at any time prior to its expiration.

INDEX OPTIONS

  Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market or a particular market sector generally) rather than on price movements in individual securities or futures contracts. When a Theme Portfolio writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Theme Portfolio an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference. When a Theme Portfolio buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Theme Portfolio buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Theme Portfolio's exercise of the put, to deliver to the Theme Portfolio an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Theme Portfolio writes a put on an index, it receives a premium and the purchaser has the right, prior to the expiration date, to require the Theme Portfolio to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier, if the closing level is less than the exercise price.

  The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Theme Portfolio writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Theme Portfolio can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Theme Portfolio cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

  Even if a Theme Portfolio could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Theme Portfolio, as the call writer, will not know that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

  If a Theme Portfolio purchases an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Theme Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

INTEREST RATE, CURRENCY AND STOCK INDEX FUTURES CONTRACTS

  Each Theme Portfolio may enter into interest rate or currency futures contracts, and may enter into stock index futures contracts (collectively, "Futures" or "Futures Contracts"), as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock price levels in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Theme Portfolio. A Theme Portfolio's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

  Each Theme Portfolio only will enter into Futures Contracts that are traded on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are exchanged in London at the London International Financial Futures Exchange.

  Although techniques other than sales and purchases of Futures Contracts could be used to reduce a Theme Portfolio's exposure to interest rate, currency exchange rate and stock market fluctuations, that Theme Portfolio may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.

  A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (security or currency) for a specified price at a designated date, time and place. A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price at which the Futures Contract is originally struck; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

  Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts usually are closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Theme Portfolio realizes a gain; if it is more, the Theme Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Theme Portfolio realizes a gain; if it is less, the Theme Portfolio realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Theme Portfolio will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Theme Portfolio is not able to enter into an offsetting transaction, that Theme Portfolio will continue to be required to maintain the margin deposits on the Futures Contract.

  As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Deutschemarks on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of another Futures Contract of September Deutschemarks on the same exchange. In such instance, the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Theme Portfolio.

  Each Theme Portfolio's Futures transactions will be entered into for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that a Theme Portfolio owns, or Futures Contracts will be purchased to protect a Theme Portfolio against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

  "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Theme Portfolio in order to initiate Futures trading and maintain the Theme Portfolio's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to ensure the Theme Portfolio's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

  Subsequent payments, called "variation margin," to and from the futures commission merchant through which the Theme Portfolio entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

  Risks of Using Futures Contracts. The prices of Futures Contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and currency exchange rates, and in stock market movements, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

  There is a risk of imperfect correlation between changes in prices of Futures Contracts and prices of the securities or currencies in a Theme Portfolio's portfolio being hedged. The degree of imperfection of correlation depends upon circumstances such as variations in speculative market demand for Futures and for securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading. A decision of whether, when and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest or currency rate trends.

  Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract.

  Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract and options on Futures Contracts prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract or option may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract or option, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract and option prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some traders to substantial losses.

  If a Theme Portfolio were unable to liquidate a Futures or option on Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Theme Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Theme Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

  Certain characteristics of the Futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the Futures and options on Futures markets are subject to daily variation margin calls and might be compelled to liquidate Futures or options on Futures positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the Futures or options and the investments being hedged. Also, because initial margin deposit requirements in the Futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the Futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the Futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

OPTIONS ON FUTURES CONTRACTS

  Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account, which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities, currencies or index upon which the Futures Contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

  The purchase of call options on Futures can serve as a long hedge, and the purchase of put options on Futures can serve as a short hedge. Writing call options on Futures can serve as a limited short hedge, and writing put options on Futures can serve as a limited long hedge, using a strategy similar to that used for writing options on securities, foreign currencies or indices.

  If a Theme Portfolio writes an option on a Futures Contract, it will be required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures Contracts. Premiums received from the writing of an option on a Futures Contract are included in the initial margin deposit.

  A Theme Portfolio may seek to close out an option position by selling an option covering the same Futures Contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

LIMITATIONS ON USE OF FUTURES, OPTIONS ON FUTURES AND CERTAIN OPTIONS ON CURRENCIES

  To the extent that a Theme Portfolio enters into Futures Contracts, options on Futures Contracts, and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the liquidation value of the Theme Portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Theme Portfolio has entered into. In general, a call option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract exceeds the strike, i.e., exercise, price of the call; a put option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract is exceeded by the strike price of the put. This guideline may be modified by the Trust's Board of Trustees and the Portfolio's Board of Trustees, as applicable, without a shareholder vote. This limitation does not limit the percentage of a Theme Portfolio's assets at risk to 5%.

FORWARD CONTRACTS

  A Forward Contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Theme Portfolio either may accept or make delivery of the currency at the maturity of the Forward Contract. A Theme Portfolio may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract.

  A Theme Portfolio engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Theme Portfolio might sell a particular foreign currency forward, for example, when it holds bonds denominated in a foreign currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, a Theme Portfolio might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, a Theme Portfolio might purchase a currency forward to "lock in" the price of securities denominated in that currency that it anticipates purchasing.

  Forward Contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Each Theme Portfolio will enter into such Forward Contracts with major U.S. or foreign banks and securities or currency dealers in accordance with guidelines approved by the Trust's or the Portfolios' Board of Trustees, as applicable.

  A Theme Portfolio may enter into Forward Contracts either with respect to specific transactions or with respect to overall investments of that Theme Portfolio. The precise matching of the Forward Contract amounts and the value of specific securities generally will not be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the Forward Contract is entered into and the date it matures. Accordingly, it may be necessary for that Theme Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Theme Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency the Theme Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be predicted accurately, causing a Theme Portfolio to sustain losses on these contracts and transaction costs.

  At or before the maturity of a Forward Contract requiring a Theme Portfolio to sell a currency, that Theme Portfolio either may sell a security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Theme Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Theme Portfolio may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract, if its contra party agrees, entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Theme Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

  The cost to a Theme Portfolio of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Theme Portfolio owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while Forward Contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

FOREIGN CURRENCY STRATEGIES -- SPECIAL CONSIDERATIONS

  A Theme Portfolio may use options on foreign currencies, Futures on foreign currencies, options on Futures on foreign currencies and Forward Contracts to hedge against movements in the values of the foreign currencies in which the Theme Portfolio's securities are denominated. Such currency hedges can protect against price movements in a security that the Theme Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

  A Theme Portfolio might seek to hedge against changes in the value of a particular currency when no Futures Contract, Forward Contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, the Theme Portfolio may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which the Advisor believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

  The value of Futures Contracts, options on Futures Contracts, Forward Contracts and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of Futures Contracts, Forward Contracts or options, the Theme Portfolio could be disadvantaged by dealing in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

  There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or Futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Futures contracts or options until they reopen.

  Settlement of Futures Contracts, Forward Contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Theme Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

COVER

  Transactions using Forward Contracts, Futures Contracts and options (other than options purchased by a Theme Portfolio) expose the Theme Portfolio to an obligation to another party. A Theme Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, Forward Contracts or Futures Contracts, or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Theme Portfolio will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities.

  Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Forward Contract, Futures Contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Theme Portfolio's assets is used for cover or otherwise set aside, it could affect portfolio management or the Theme Portfolio's ability to meet redemption requests or other current obligations.

                                  RISK FACTORS

GENERAL

  Equity securities, particularly common stocks, generally represent the most junior position in an issuer's capital structure, and entitle holders to an interest in the assets of the issuer, if any, remaining after all more senior claims have been satisfied. The value of equity securities held by a Theme Portfolio will fluctuate in response to general market and economic developments, as well as developments affecting the particular issuers of such securities. The value of debt securities held by a Theme Portfolio generally will fluctuate with changes in the perceived creditworthiness of the issuers of such securities and interest rates.

CONSUMER PRODUCTS AND SERVICES FUND

  The performance of consumer products and services companies relates closely to the actual and perceived performance of the overall economy, interest rates, and consumer confidence. In addition, many consumer products and services companies have unpredictable earnings, due in part to changes in consumer tastes and intense competition. As a result of either of these factors, consumer products and services companies may be subject to increased share price volatility.

  Changes in governmental policy and the need for regulatory approvals may have a material effect on the products and services offered by companies in the consumer products and services industries. Such governmental regulations may also hamper the development of new business opportunities.

FINANCIAL SERVICES FUND

  Companies in the financial services sector are subject to rapid business changes, significant competition, value fluctuations due to the concentration of loans in particular industries significantly affected by economic conditions (such as real estate or energy), and volatile performance dependent upon the availability and cost of capital and prevailing interest rates. In addition, general economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties potentially may have an adverse effect on companies in these industries. Foreign banks, particularly those of Japan, have reported financial difficulties attributed to increased competition, regulatory changes, and general economic difficulties.

  The financial services area in the United States currently is changing relatively rapidly as existing distinctions between various financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance fields. Investment banking, securities brokerage, and investment advisory companies are subject to government regulation and risk due to securities trading and underwriting activities.

  Many of the investment considerations discussed in connection with banks, savings institutions and loan associations, and finance companies also apply to insurance companies. The performance of insurance company investments will be subject to risk from several factors. The earnings of insurance companies will be affected by interest rates, pricing (including severe pricing competition from time to time), claims activity, marketing competition and general economic conditions. Particular insurance lines also will be influenced by specific matters. Property and casualty insurance profits may be affected by certain weather catastrophes and other disasters. Life and health insurers' profits may be affected by mortality and morbidity rates. Individual companies may be exposed to material risks, including reserve inadequacy, problems in investment portfolios (due to real estate or "junk" bond holdings, for example), and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential anti-trust or tax law changes also may affect adversely insurance companies' policy sales, tax obligations, and profitability.

HEALTH CARE FUND

  Health care industries generally are subject to substantial governmental regulation. Changes in governmental policy or regulation could have a material effect on the demand for products and services offered by companies in the health care industries and therefore could affect the performance of the Fund. Regulatory approvals are generally required before new drugs and medical devices or procedures may be introduced and before the acquisition of additional facilities by health care providers. In addition, the products and services offered by such companies may be subject to rapid obsolescence caused by technological and scientific advances.

INFRASTRUCTURE FUND

  The nature of regulation of infrastructure industries continues to evolve in both the United States and foreign countries, and changes in governmental policy and the need for regulatory approvals may have a material effect on the products and services offered by companies in the infrastructure industries. Electric, gas, water, and most telecommunications companies in the United States, for example, are subject to both federal and state regulation affecting permitted rates of return and the kinds of services that may be offered. Government regulation may also hamper the development of new technologies. Adverse regulatory developments could therefore potentially affect the performance of Infrastructure Fund.

  In addition, many infrastructure companies have historically been subject to the risks attendant to increases in fuel and other operating costs, high interest costs on borrowed funds, costs associated with compliance with environmental, and other safety regulations and changes in the regulatory climate. Changes in prevailing interest rates may also affect the Infrastructure Fund's share values because prices of equity and debt securities of infrastructure companies tend to increase when interest rates decline and decrease when interest rates rise. Further, competition is intense for many infrastructure companies. As a result, many of these companies may be adversely affected in the future and such companies may be subject to increased share price volatility. In addition, many companies have diversified into oil and gas exploration and development, and therefore returns may be more sensitive to energy prices.

  Some infrastructure companies, such as water supply companies, operate in highly fragmented market sectors due to local ownership. In addition, some of these companies are mature and experience little or no growth. Either of these factors could have a material effect on infrastructure companies and could therefore affect the performance of Infrastructure Fund.

RESOURCES FUND

  Resources Fund invests in companies that engage in the exploration, development, and distribution of coal, oil and gas in the United States. These companies are subject to significant federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered. In addition, many natural resource companies historically have been subject to significant costs associated with compliance with environmental and other safety regulations. Governmental regulation may also hamper the development of new technologies.

  Further, competition is intense for many natural resource companies. As a result, many of these companies may be adversely affected in the future and the value of the securities issued by such companies may be subject to increased price volatility. Such companies may also be subject to irregular fluctuations in earnings due to changes in the availability of money, the level of interest rates, and other factors.

  The value of securities of natural resource companies will fluctuate in response to market conditions for the particular natural resources with which the issuers are involved. The price of natural resources will fluctuate due to changes in worldwide levels of inventory, and changes, perceived or actual, in production and consumption. With respect to precious metals, such price fluctuations may be substantial over short periods of time. In addition, the value of natural resources may fluctuate directly with respect to various stages of the inflationary cycle and perceived inflationary trends and are subject to numerous factors, including national and international politics.

TELECOMMUNICATIONS FUND

  Telecommunications industries may be subject to greater governmental regulation than many other industries and changes in governmental policy and the need for regulatory approvals may have a material effect on the products and services offered by companies in the telecommunications industries. Telephone operating companies in the United States, for example, are subject to both federal and state regulation affecting permitted rates of return and the kinds of services that may be offered. In addition, certain types of companies in the telecommunications industries are engaged in fierce competition for market share that could result in increased share price volatility.

LOWER QUALITY DEBT SECURITIES

  The Resources Portfolio, Consumer Products and Services Portfolio, and Infrastructure Portfolio may invest up to 20%, and Health Care Fund, Telecommunications Fund, and Financial Services Portfolio may invest up to 5%, of their respective total assets in below investment grade debt securities, that is, rated below BBB by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Baa by Moody's Investors Service, Inc. ("Moody's") or, if unrated, deemed to be of equivalent quality in the judgment of the Advisor. Such investments involve a high degree of risk. However, the Theme Portfolios will not invest in debt securities that are in default as to payment of principal and interest.

  Debt rated Baa by Moody's is considered by Moody's to have speculative characteristics. Debt rated BB, B, CCC, CC or C by S&P and debt rated Ba, B, Caa, Ca or C by Moody's is regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such lower quality debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated C by Moody's or S&P is the lowest rated debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Lower quality debt securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. These lower quality debt securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds."

  Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

  The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and may be subordinated to the claims of other creditors of the issuer.

  Lower quality debt securities of corporate issuers frequently have call or buy-back features which would permit an issuer to call or repurchase that security from a Theme Portfolio. If an issuer exercises these provisions in a declining interest rate market, the Theme Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. In addition, the Theme Portfolio may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and the Theme Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Theme Portfolio to obtain accurate market quotations for purposes of valuing its investments. The Theme Portfolios may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

  In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which the Theme Portfolios may invest include: (i) potential adverse publicity; (ii) heightened sensitivity to general economic or political conditions, and (iii) the likely adverse impact of a major economic recession. The Theme Portfolios may also incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on portfolio holdings, and the Theme Portfolios may have limited legal recourse in the event of a default.

INVESTING IN SMALLER COMPANIES

  While a Theme Portfolio's holdings normally will include securities of established suppliers of traditional products and services, a Theme Portfolio may invest in smaller companies which can benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, but may also involve greater risks than large, established issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of the securities of other issuers.

ILLIQUID SECURITIES

  Each Theme Portfolio may invest up to 15% of its net assets in illiquid securities. Securities may be considered illiquid if a Theme Portfolio cannot reasonably expect within seven days to sell the securities for approximately the amount at which that Theme Portfolio values such securities. See "Investment Limitations." The sale of illiquid securities, if they can be sold at all, generally will require more time and result in higher brokerage charges or dealer discounts and other selling expenses than will the sale of liquid securities such as securities eligible for trading on U.S. securities exchanges or in OTC markets. Moreover, restricted securities, which may be illiquid for purposes of this limitation, often sell, if at all, at a price lower than similar securities that are not subject to restrictions on resale.

  Illiquid securities include those that are subject to restrictions contained in the securities laws of other countries. However, securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, a Theme Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Theme Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Theme Portfolio might obtain a less favorable price than prevailed when it decided to sell.

  The Advisor believes that carefully selected investments in joint ventures, cooperatives, partnerships and state enterprises which are illiquid (collectively, "Special Situations") could enable the Theme Portfolios to achieve capital appreciation substantially exceeding the appreciation the Theme Portfolios would realize if they did not make such investments. However, in order to attempt to limit investment risk, the Theme Portfolios will invest no more than 5% of its total assets in Special Situations.

  Not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933, as amended ("1933 Act"), including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

  Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a Theme Portfolio, however, could affect adversely the marketability of such portfolio securities and the Theme Portfolio might be unable to dispose of such securities promptly or at favorable prices.

  With respect to liquidity determinations generally, the Trust's or the Portfolios' Board of Trustees, as applicable, has the ultimate responsibility for determining whether specific securities, including restricted securities pursuant to Rule 144A under the 1933 Act, are liquid or illiquid. Each Board has delegated the function of making day-to-day determinations of liquidity to the Advisor, in accordance with procedures approved by that Board. The Advisor takes into account a number of factors in reaching liquidity decisions, including, but not limited to, (i) the frequency of trading in the security; (ii) the number of dealers that make quotes for the security; (iii) the number of dealers that have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). The Advisor monitors the liquidity of securities held by each Theme Portfolio and periodically reports such determinations to the Trust's or the Portfolios' Board of Trustees, as applicable. If the liquidity percentage restriction of a Theme Portfolio is satisfied at the time of investment, a later increase in the percentage of illiquid securities held by the Theme Portfolio resulting from a change in market value or assets will not constitute a violation of that restriction. If as a result of a change in market value or assets, the percentage of illiquid securities held by the Theme Portfolio increases above the applicable limit, the Advisor will take appropriate steps to bring the aggregate amount of illiquid assets back within the prescribed limitations as soon as reasonably practicable, taking into account the effect of any disposition on the Theme Portfolio.

FOREIGN SECURITIES

  Political, Social and Economic Risks. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self sufficiency and balance of payments positions. Investing in securities of non-U.S. companies may entail additional risks due to the potential political, social and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization, confiscatory taxation, or other confiscation by any country, a Theme Portfolio could lose its entire investment in any such country. In addition, governmental regulation in certain foreign countries may impose interest rate controls, credit controls, and price controls. These factors could have a material effect on foreign companies and could therefore affect the performance of the Funds.

  Religious, Political and Ethnic Instability. Certain countries in which a Theme Portfolio may invest may have groups that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of a Theme Portfolio's investment in those countries. Instability may also result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; and (iii) hostile relations with neighboring or other countries. Such political, social and economic instability could disrupt the principal financial markets in which a Theme Portfolio invests and adversely affect the value of a Theme Portfolio's assets.

  Foreign Investment Restrictions. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Theme Portfolio. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Theme Portfolio. For example, certain countries require prior governmental approval before investments by foreign persons may be made, or may limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. A Theme Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

  Non-Uniform Corporate Disclosure Standards and Governmental
Regulation. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the foreign securities held by a Theme Portfolio will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning most foreign issuers of securities held by a Theme Portfolio than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Advisor will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers. Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as restrictions on market manipulation, insider trading rules, shareholder proxy requirements and timely disclosure of information.

  Currency Fluctuations. Because each Theme Portfolio, under normal circumstances, will invest a substantial portion of its total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of a Theme Portfolio's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of that Theme Portfolio's holdings of securities and cash denominated in such currency and, therefore, will cause an overall decline in the appropriate Fund's net asset value and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to shareholders of that Fund. Moreover, if the value of the foreign currencies in which a Theme Portfolio receives its income falls relative to the U.S. dollar between receipt of the income and the making of Theme Portfolio distributions, the Theme Portfolio may be required to liquidate securities in order to make distributions if the Theme Portfolio has insufficient cash in U.S. dollars to meet distribution requirements.

  The rate of exchange between the U.S. dollar and other currencies is determined by several factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the relative movement of interest rates and the pace of business activity in the other countries and the United States, and other economic and financial conditions affecting the world economy.

  Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain are members of the European Economic and Monetary Union (the "EMU"). The EMU has established a common European currency for participating countries which is, known as the "euro." Each participating country supplemented the existing currency with the euro on January 1, 1999, and will replace its existing currency with the euro on July 1, 2002. Any other European country that is a member of the European Union and satisfies the criteria for participation in the EMU may elect to participate in the EMU and may supplement its existing currency with the euro after January 1, 1999.

  The introduction of the euro presents unique risks and uncertainties, including how outstanding financial contracts will be treated after January 1, 1999; the establishment of exchange rates for existing currencies and the euro; and the creation of suitable clearing and settlement systems for the euro. These and other factors could cause market disruptions and could adversely affect the value of securities held by the Theme Portfolios.

  Although each Theme Portfolio values its assets daily in terms of U.S. dollars, the Portfolios do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. Each Portfolio will do so, from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to sell that currency to the dealer.

  Adverse Market Characteristics. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities markets and brokers generally are subject to less governmental supervision and regulation than in the United States, and foreign securities transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of a Theme Portfolio are uninvested and no return is earned thereon. The inability of a Theme Portfolio to make intended security purchases due to settlement problems could cause that Theme Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to that Theme Portfolio due to subsequent declines in value of the portfolio security or, if that Theme Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. The Advisor will consider such difficulties when determining the allocation of a Theme Portfolio's assets, although the Advisor does not believe that such difficulties will have a material adverse effect on a Theme Portfolio's portfolio trading activities.

  Each Theme Portfolio may use foreign custodians, which may charge higher custody fees than those attributable to domestic investing and may involve risks in addition to those related to its use of U.S. custodians. Such risks include uncertainties relating to determining and monitoring the foreign custodian's financial strength, reputation and standing; maintaining appropriate safeguards concerning that Theme Portfolio's investments; and possible difficulties in obtaining and enforcing judgments against such custodians.

  Withholding Taxes. Each Theme Portfolio's net investment income from foreign issuers may be subject to withholding taxes by the foreign issuer's country, thereby reducing that income or delaying the receipt of income when those taxes may be recaptured. See "Dividends, Distributions and Tax Matters."

  Concentration. To the extent a Theme Portfolio invests a significant portion of its assets in securities of issuers located in a particular country or region of the world, such Portfolio may be subject to greater risks and may experience greater volatility than a fund that is more broadly diversified geographically.

  Special Considerations Affecting Western European Countries. The countries that are members of the European Economic Community ("Common Market") (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Sweden and the United Kingdom) eliminated certain import tariffs and quotas and other trade barriers with respect to one another over the past several years. The Advisor believes that this deregulation should improve the prospects for economic growth in many Western European countries. Among other things, the deregulation could enable companies domiciled in one country to avail themselves of lower labor costs existing in other countries. In addition, this deregulation could benefit companies domiciled in one country by opening additional markets for their goods and services in other countries. Since, however, it is not clear what the exact form or effect of these Common Market reforms will be on business in Western Europe, it is impossible to predict the long-term impact of the implementation of these programs on the securities owned by a Theme Portfolio.

  Special Considerations Affecting Russia and Eastern European
Countries. Investing in Russia and Eastern European countries involves a high degree of risk and special considerations not typically associated with investing in the United States securities markets, and should be considered highly speculative. Such risks include: (1) delays in settling portfolio transactions and risk of loss arising out of the system of share registration and custody; (2) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgement; (3) pervasiveness of corruption and crime in the economic system; (4) currency exchange rate volatility and the lack of available currency hedging instruments; (5) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation) and high unemployment; (6) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on a fund's ability to exchange local currencies for U.S. dollars; (7) political instability and social unrest and violence; (8) the risk that the governments of Russia and Eastern European countries may decide not to continue to support the economic reform programs implemented recently and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed when such countries had a communist form of government; (9) the financial condition of companies in these countries, including large amounts of inter-company debt which may create a payments crisis on a national scale;
(10) dependency on exports and the corresponding importance of international trade; (11) the risk that the tax system in these countries will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (12) the underdeveloped nature of the securities markets.

  Special Considerations Affecting Japan. Japan's economic growth has declined significantly since 1990. The general government position has deteriorated as a result of weakening economic growth and stimulative measures taken to support economic activity and to restore financial stability. Although the decline in interest rates and fiscal stimulation packages have helped to contain recessionary forces, uncertainties remain. Japan is also heavily dependent upon international trade, so its economy is especially sensitive to trade barriers and disputes. Japan has had difficult relations with its trading partners, particularly the United States, where the trade imbalance is the greatest. It is possible that trade sanctions and other protectionist measures could impact Japan adversely in both the short and the long term.

  The common stocks of many Japanese companies trade at high price-earnings ratios. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially in the U.S. In general, however, reported net income in Japan is understated relative to U.S. accounting standards and this is one reason why price-earnings ratios of the stocks of Japanese companies have tended historically to be higher than those for U.S. stocks. In addition, Japanese companies have tended to have higher growth rates than U.S. companies and Japanese interest rates have generally been lower than in the U.S., both of which factors tend to result in lower discount rates and higher price-earnings ratios in Japan than in the U.S.

  The Japanese securities markets are less regulated than those in the United States. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights are not always equally enforced. In addition, Japan's banking industry is undergoing problems related to bad loans and declining values in real estate.

  Special Considerations Affecting Pacific Region Countries. Certain of the risks associated with international investments are heightened for investments in Pacific region countries. For example, some of the currencies of Pacific region countries have experienced steady devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain countries, such as India, face serious exchange constraints. Jurisdictional disputes also exist between South Korea and North Korea. In addition, the Theme Portfolios may invest in Hong Kong, which reverted to Chinese Administration on July 1, 1997. Investments in Hong Kong may be subject to expropriation, national, nationalization or confiscation, in which case a Theme Portfolio could lose its entire investment in Hong Kong. In addition, the reversion of Hong Kong also presents a risk that the Hong Kong dollar will be devalued and a risk of possible loss of investor confidence in Hong Kong's currency, stock market and assets.

  Special Considerations Affecting Latin American Countries. Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin American countries. Certain Latin American countries are also among the largest debtors to commercial banks and foreign governments. At times certain Latin American countries have declared moratoria on the payment of principal and/or interest on external debt. In addition, certain Latin American securities markets have experienced high volatility in recent years.

  Latin American countries may also close certain sectors of their economies to equity investments by foreigners. Further due to the absence of securities markets and publicly owned corporations and due to restrictions on direct investment by foreign entities, investments may only be made in certain Latin American countries solely or primarily through governmentally approved investment vehicles or companies.

  Certain Latin American countries may have managed currencies that are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994, the value of the Mexican peso lost more than one-third of its value relative to the U.S. dollar.

  Special Considerations Affecting Emerging Markets. Investing in the securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Theme Portfolio could lose its entire investment in any such country.

  Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value in issuers compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. In addition, securities traded in certain emerging markets may be subject to risks due to the inexperience of financial intermediaries, a lack of modern technology, the lack of a sufficient capital base to expand business operations, and the possibility of permanent or temporary termination of trading.

  Settlement mechanisms in emerging securities markets may be less efficient and reliable than in more developed markets. In such emerging securities there may be share registration and delivery delays or failures.

  Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

                             INVESTMENT LIMITATIONS

FEEDER FUNDS

  The Financial Services Fund, Infrastructure Fund, Resources Fund and Consumer Products and Services Fund each has the following fundamental investment policy to enable it to invest in the Financial Services Portfolio, Infrastructure Portfolio, Resources Portfolio and Consumer Products and Services Portfolio, respectively:

  Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

  All other fundamental investment policies, and the non-fundamental investment policies, of each Feeder Fund and its corresponding Portfolio are identical. Therefore, although the following discusses the investment policies of each Portfolio and its Board of Trustees, it applies equally to each Feeder Fund and its Board of Trustees.

  Each Portfolio has adopted the following investment limitations as fundamental policies that (unless otherwise noted) may not be changed without approval by the affirmative vote of a majority of the outstanding shares of the Portfolio. Whenever a Feeder Fund is requested to vote on a change in the investment limitations of its corresponding Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders.

  No Portfolio may:

          (1) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Portfolio may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

          (2) Purchase or sell physical commodities, but the Portfolio may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

          (3) Engage in the business of underwriting securities of other issuers, except to the extent that the Portfolio might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;

          (4) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

          (5) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Portfolio's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes; or

          (6) Purchase securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in securities of that issuer or the Portfolio would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Portfolio's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other investment companies.

  The following investment policies of each Portfolio are not fundamental policies and may be changed by vote of the Portfolios' Board of Trustees without shareholder approval.

  No Portfolio may:

          (1) Invest in securities of an issuer if the investment would cause the Portfolio to own more than 10% of any class of securities of any one issuer;

          (2) Invest in companies for the purpose of exercising control or management;

          (3) Invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market;

          (4) Enter into a futures contract, an option on a futures contract, or an option on foreign currency traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of those positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of the Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into;

          (5) Borrow money except for temporary or emergency purposes (other than to meet redemptions). While borrowings exceed 5% of the Portfolio's total assets, the Portfolio will not make any additional investments;

          (6) Invest more than 10% of its total assets in shares of other investment companies and may not invest more than 5% of its total assets in any one investment company or acquire more than 3% of the outstanding voting securities of any one investment company;

          (7) Purchase securities on margin, provided that each Portfolio may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

          (8) Mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

  Investors should refer to the Prospectus for further information with respect to the investment objective of each Feeder Fund, which may not be changed without the approval of the Fund's shareholders, and its corresponding Portfolio's investment objective, which may be changed without the approval of the Portfolio's shareholders, and other investment policies, techniques and limitations, which may or may not be changed without shareholder approval.

HEALTH CARE FUND

  The Health Care Fund has adopted the following investment limitations as fundamental policies, which (unless otherwise noted) may not be changed without approval by a majority of the outstanding shares of the Fund.

  The Health Care Fund may not:

          (1) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Health Care Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

          (2) Engage in the business of underwriting securities of other issuers, except to the extent that the Health Care Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;

          (3) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

          (4) Purchase or sell physical commodities, but the Health Care Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

          (5) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Health Care Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Health Care Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes; or

          (6) Purchase securities of any one issuer if, as a result, more than 5% of the Health Care Fund's total assets would be invested in securities of that issuer or the Health Care Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Health Care Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other investment companies.

  Notwithstanding any other investment policy of the Health Care Fund, the Health Care Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

  The following investment policies of the Health Care Fund are not fundamental policies and may be changed by vote of the Trust's Board of Trustees without shareholder approval. The Health Care Fund will not:

          (1) Purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, or purchase OTC options or hold assets set aside to cover OTC options written by the Health Care Fund, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Health Care Fund's net assets;

          (2) Purchase securities on margin, provided that the Health Care Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Health Care Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

          (3) Mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities; or

          (4) Borrow money except for temporary or emergency purposes (other than to meet redemptions). While borrowings exceed 5% of the Health Care Fund's total assets, it will not make any additional investments.

  Investors should refer to the Health Care Fund's Prospectus for further information with respect to the Health Care Fund's investment objective, which may not be changed without the approval of its shareholders, and other investment policies, techniques and limitations, which may be changed without shareholder approval.

TELECOMMUNICATIONS FUND

  The Telecommunications Fund has adopted the following investment limitations as fundamental policies, which (unless otherwise noted) may not be changed without approval by the affirmative vote of a majority of the outstanding shares of the Fund.

  The Telecommunications Fund may not:

          (1) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Telecommunications Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

          (2) Purchase or sell physical commodities, but the Telecommunications Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

          (3) Engage in the business of underwriting securities of other issuers, except to the extent that the Telecommunications Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;

          (4) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

          (5) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Telecommunications Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Telecommunications Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes; or

          (6) Purchase securities of any one issuer if, as a result, more than 5% of the Telecommunications Fund's total assets would be invested in securities of that issuer or the Telecommunications Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Telecommunications Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other investment companies.

  Notwithstanding any other investment policy of the Telecommunications Fund, the Telecommunications Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

  The following investment policies of the Telecommunications Fund are not fundamental policies and may be changed by vote of the Trust's Board of Trustees without shareholder approval.

  The Telecommunications Fund may not:

          (1) Invest in securities of an issuer if the investment would cause the Telecommunications Fund to own more than 10% of any class of securities of any one issuer;

          (2) Invest in companies for the purpose of exercising control or management;

          (3) Invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market;

          (4) Enter into a futures contract, an option on a futures contract, or an option on foreign currency traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of those positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into;

          (5) Borrow money except for temporary or emergency purposes (other than to meet redemptions). While borrowings exceed 5% of the Telecommunications Fund's total assets, it will not make any additional investments;

          (6) Purchase securities on margin, provided that the Telecommunications Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Telecommunications Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

          (7) Mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

  Investors should refer to the Telecommunications Fund's Prospectus for further information with respect to the Telecommunications Fund's investment objective, which may not be changed without the approval of its shareholders, and other investment policies, techniques and limitations, which may be changed without shareholder approval.

  If a percentage restriction on investment or utilization of assets in an investment policy or restriction is adhered to at the time an investment is made, a later change in percentage ownership of a security or kind of securities resulting from changing market values or a similar type of event will not be considered a violation of a Fund's or Portfolio's investment policies or restrictions. A Fund or Portfolio may exchange securities, exercise conversion or subscription rights, warrants or other rights to purchase common stock or other equity securities and may hold, except to the extent limited by the 1940 Act, any such securities so acquired without regard to the Fund's or Portfolio's investment policies and restrictions. The original cost of the securities so acquired will be included in any subsequent determination of a Fund's or Portfolio's compliance with the investment percentage limitations referred to above and in the Prospectus.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

  Subject to policies established by the Trust's and the Portfolios' Board of Trustees, the Advisor is responsible for the execution of each Theme Portfolio's securities transactions and the selection of broker/dealers who execute such transactions on behalf of each Theme Portfolio. In executing transactions, the Advisor seeks the best net results for each Theme Portfolio, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Although the Advisor generally seeks reasonably competitive commission rates and spreads, payment of the lowest commission or spread is not necessarily consistent with the best net results. While each Theme Portfolio may engage in soft dollar arrangements for research services, as described below, it has no obligation to deal with any broker/dealer or group of broker/dealers in the execution of portfolio transactions.

  Consistent with the interests of each Theme Portfolio, the Advisor may select broker/dealers to execute that Theme Portfolio's portfolio transaction on the basis of the research and brokerage services they provide to the Advisor for its use in managing that Theme Portfolio and its other advisory accounts. Such services may include furnishing analyses, reports and information concerning issuers, industries, securities, geographic regions, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services received from such broker are in addition to, and not in lieu of, the services required to be performed by the Advisor under the applicable investment management and administration contract. A commission paid to such broker may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in terms either of that particular transaction or the overall responsibility of the Advisor to that Theme Portfolio and its other clients and that the total commissions paid by that Theme Portfolio will be reasonable in relation to the benefits it received over the long term. Research services may also be received from dealers who execute portfolio transactions in OTC markets.

  The Advisor may allocate brokerage transactions to broker/dealers who have entered into arrangements under which the broker/dealer allocates a portion of the commissions paid by a Theme Portfolio toward payment of its expenses, such as custodian fees.

  Investment decisions for a Theme Portfolio and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision occasionally may be made for two or more of such accounts, including a Theme Portfolio. In such cases, simultaneous transactions may occur. Purchases or sales are then allocated as to price or amount in a manner deemed fair and equitable to all accounts involved. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Theme Portfolio is concerned, in other cases the Advisor believes that coordination and the ability to participate in volume transactions will be beneficial to that Theme Portfolio.

  Under a policy adopted by the Trust's and the Portfolios' Board of Trustees, and subject to the policy of obtaining the best net results, the Advisor may consider a broker/dealer's sale of the shares of the Theme Funds and the other portfolios for which AIM or the Advisor serves as investment manager or administrator in selecting broker/dealers for the execution of portfolio transactions. This policy does not imply a commitment to execute portfolio transactions through all broker/dealers that sell shares of the Theme Funds and such other portfolios.

  Each Theme Portfolio contemplates purchasing most foreign equity securities in OTC markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. The fixed commissions paid in connection with most such foreign stock transactions generally are higher than negotiated commissions on U.S. transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

  Foreign equity securities may be held by a Theme Portfolio in the form of ADRs, ADSs, EDRs, GDRs and CDRs or securities convertible into foreign equity securities. ADRs, ADSs, EDRs, GDRs and CDRs may be listed on stock exchanges, or traded in the OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which a Theme Portfolio may invest are generally traded in the OTC markets.

  A Theme Portfolio does not have any obligation to deal with any broker/dealer or group of broker/dealers in the execution of securities transactions. Each Theme Portfolio contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through certain companies that are affiliated with AIM or the Sub-advisor. The Trust's or the Portfolios' Board of Trustees, as applicable, has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which they are operating. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

  The Portfolios may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of a Portfolio, provided the conditions of an exemptive order received by the Portfolios from the SEC are met. In addition, a Portfolio may purchase or sell a security from or to another AIM Fund provided the Portfolios follow procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

  For the fiscal years ended October 31, 1998, 1997 and 1996, the Health Care Fund paid aggregate brokerage commissions of $1,647,939, $1,150,118 and $1,619,500, respectively. For the fiscal years ended October 31, 1998, 1997 and 1996, the Telecommunications Fund paid aggregate brokerage commissions of $2,740,833, $2,254,069 and $2,848,733, respectively. For the fiscal years ended October 31, 1998, 1997 and 1996, the Financial Services Portfolio paid aggregate brokerage commissions of $404,804, $250,893 and $77,822, respectively. For the fiscal years ended October 31, 1998, 1997 and 1996, the Infrastructure Portfolio paid aggregate brokerage commissions of $317,191, $131,543 and $124,164, respectively. For the fiscal years ended October 31, 1998, 1997 and 1996, the Resources Portfolio paid aggregate brokerage commissions of $798,398, $1,281,212 and $496,370, respectively. For the fiscal years ended October 31, 1998, 1997 and 1996, the Consumer Products and Services Portfolio paid aggregate brokerage commissions of $1,004,439, $1,454,348 and $356,459, respectively. For the fiscal years ended October 31, 1998, 1997 and 1996, the Health Care Fund paid to LGT Bank in Liechtenstein AG, which was an "affiliated" broker, aggregate brokerage commissions of $23,081 and $32,898, respectively, for transactions involving purchases and sales of portfolio securities which represented 2.01% and 2.03%, respectively of the total brokerage commissions paid by the Health Care Fund and 1.61% and 1.71%, respectively, of the aggregate dollar amount of transactions involving payment of commissions by the Health Care Fund. For fiscal year ended October 31, 1998 and 1997, the Telecommunications Fund paid to LGT Bank in Liechtenstein, AG, which was an "affiliated" broker, aggregate brokerage commissions of $22,584 for transactions involving purchases and sales of portfolio securities which represented 1.00% of the total brokerage commissions paid by the Fund and 0.67% of the aggregate dollar amount of transactions involving payment of commissions by the Fund.

PORTFOLIO TRADING AND TURNOVER

  Although each Theme Portfolio does not intend generally to trade for short-term profits, the securities held by that Theme Portfolio will be sold whenever management believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by each Theme Portfolio's average month-end portfolio value, excluding short-term investments. The portfolio turnover rate will not be a limiting factor when management deems portfolio changes appropriate. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs that the Theme Portfolio will bear directly, and may result in the realization of net capital gains that are taxable when distributed to each Fund's shareholders. For the fiscal years ended October 31, 1998 and 1997, the Telecommunications Fund's portfolio turnover rates were 75% and 35%, respectively. For the fiscal years ended October 31, 1998 and 1997, the Health Care Fund's portfolio turnover rates were 187% and 149%, respectively. For the fiscal years ended October 31, 1998 and 1997, the portfolio turnover rates for the Financial Services Portfolio, Infrastructure Portfolio and Resources Portfolio were 111% and 91%, 96% and 41%, and 201% and 321%, respectively. For the fiscal years ended October 31, 1998 and 1997, the portfolio turnover rates for the Consumer Products and Services Portfolio were 221% and 392%, respectively.

                                   MANAGEMENT

  The Trust's Board of Trustees has overall responsibility for the operation of the Funds. The Trust's Board of Trustees has approved all significant agreements between the Trust on the one side and persons or companies furnishing services to the Fund on the other, including the investment management and administration agreement with AIM, the agreements with AIM Distributors regarding distribution of the Fund's shares, the custody agreement and the transfer agency agreement. The day-to-day operations of the Fund are delegated to the officers of the Trust, subject always to the investment objectives and policies of the Fund and to the general supervision of the Trust's Board of Trustees.

TRUSTEES AND EXECUTIVE OFFICERS

  The Trust's Trustees and Executive Officers and the Portfolios' Trustees and Executive Officers are listed below. Unless otherwise indicated, the address of each Executive Officer is 11 Greenway, Suite 100, Houston, Texas 77046.

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                                 POSITIONS HELD
  NAME, ADDRESS AND AGE         WITH REGISTRANT            PRINCIPAL OCCUPATION DURING PAST 5 YEARS
  ---------------------         ---------------            ----------------------------------------
---------------------------------------------------------------------------------------------------------
 *ROBERT H. GRAHAM (51)     Trustee, Chairman of the  Director, President and Chief Executive Officer,
                            Board and President       A I M Management Group Inc.; Director and
                                                      President, A I M Advisors, Inc.; Director and
                                                      Senior Vice President, A I M Capital Management,
                                                      Inc., A I M Distributors, Inc., A I M Fund
                                                      Services, Inc. and Fund Management Company; and
                                                      Director, AMVESCAP PLC.
---------------------------------------------------------------------------------------------------------
 C. DEREK ANDERSON (57)     Trustee                   President, Plantagenet Capital Management, LLC (an
 220 Sansome Street                                   investment partnership); Chief Executive Officer,
 Suite 400                                            Plantagenet Holdings, Ltd. (an investment banking
 San Francisco, CA 94104                              firm); Director, Anderson Capital Management, Inc.
                                                      since 1988; and Director, PremiumWear, Inc.
                                                      (formerly Munsingwear, Inc.) (a casual apparel
                                                      company); Director, "R" Homes, Inc. and various
                                                      other companies.
---------------------------------------------------------------------------------------------------------
 FRANK S. BAYLEY (59)       Trustee                   Partner, law firm of Baker & McKenzie; and Director
 Two Embarcadero Center                               and Chairman, C.D. Stimson Company (a private
 Suite 2400                                           investment company).
 San Francisco, CA 94111
---------------------------------------------------------------------------------------------------------
 ARTHUR C. PATTERSON (54)   Trustee                   Managing Partner, Accel Partners (a venture capital
 428 University Avenue                                firm); and Director, Viasoft and PageMart, Inc.
 Palo Alto, CA 94301                                  (both public software companies) and several other
                                                      privately held software and communications
                                                      companies.
---------------------------------------------------------------------------------------------------------
 RUTH H. QUIGLEY (63)       Trustee                   Private investor; and President, Quigley
 1055 California Street                               Friedlander & Co., Inc. (a financial advisory
 San Francisco, CA 94108                              services firm) from 1984 to 1986.
---------------------------------------------------------------------------------------------------------
 + JOHN J. ARTHUR (53)      Vice President            Director and Senior Vice President, A I M Advisors,
                                                      Inc.; and Vice President and Treasurer, A I M
                                                      Management Group Inc.
---------------------------------------------------------------------------------------------------------
 KENNETH W. CHANCEY (53)    Vice President and        Senior Vice President -- Mutual Fund Accounting,
 50 California Street       Principal Accounting      the Sub-advisor since 1997; Vice
 San Francisco, CA 94111    Officer                   President -- Mutual Fund Accounting, the
                                                      Sub-advisor from 1992 to 1997.
---------------------------------------------------------------------------------------------------------

---------------

* A Trustee who is an "interested person" of the Trust and A I M Advisors, Inc., as defined in the 1940 Act.
+ Mr. Arthur and Ms. Relihan are married to each other.

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                                 POSITIONS HELD
  NAME, ADDRESS AND AGE         WITH REGISTRANT            PRINCIPAL OCCUPATION DURING PAST 5 YEARS
  ---------------------         ---------------            ----------------------------------------
---------------------------------------------------------------------------------------------------------
 SAMUEL D. SIRKO (39)       Vice President and        Vice President, Assistant General Counsel and
                            Secretary                 Assistant Secretary, A I M Advisors, Inc.; and
                                                      Assistant General Counsel and Assistant Secretary,
                                                      A I M Management Group Inc., A I M Capital
                                                      Management, Inc., A I M Distributors, Inc., A I M
                                                      Fund Services, Inc. and Fund Management Company.
---------------------------------------------------------------------------------------------------------
 MELVILLE B. COX (54)       Vice President            Vice President and Chief Compliance Officer, A I M
                                                      Advisors, Inc., A I M Capital Management, Inc.,
                                                      A I M Distributors, Inc., A I M Fund Services, Inc.
                                                      and Fund Management Company.
---------------------------------------------------------------------------------------------------------
 GARY T. CRUM (50)          Vice President            Director and President, A I M Capital Management,
                                                      Inc.; Director and Senior Vice President, A I M
                                                      Management Group Inc. and A I M Advisors, Inc.; and
                                                      Director, A I M Distributors, Inc. and AMVESCAP
                                                      PLC.
---------------------------------------------------------------------------------------------------------
 + CAROL F. RELIHAN (44)    Vice President            Director, Senior Vice President, General Counsel
                                                      and Secretary, A I M Advisors, Inc.; Senior Vice
                                                      President, General Counsel and Secretary, A I M
                                                      Management Group Inc.; Director, Vice President and
                                                      General Counsel, Fund Management Company; Vice
                                                      President and General Counsel, A I M Fund Services,
                                                      Inc.; and Vice President, A I M Capital Management,
                                                      Inc. and A I M Distributors, Inc.
---------------------------------------------------------------------------------------------------------
 DANA R. SUTTON (39)        Vice President and        Vice President and Fund Controller, A I M Advisors,
                            Assistant Treasurer       Inc.; and Assistant Vice President and Assistant
                                                      Treasurer, Fund Management Company.
---------------------------------------------------------------------------------------------------------

---------------

+ Mr. Arthur and Ms. Relihan are married to each other.

  The Board of Trustees has a Nominating and Audit Committee, comprised of Miss Quigley (Chairman) and Messrs. Anderson, Bayley and Patterson, which is responsible for nominating persons to serve as Directors, reviewing audits of the Trust and its funds and recommending firms to serve as independent auditors of the Trust. All of the Trust's Trustees also serve as directors or trustees of some or all of the other investment companies managed, administered or advised by AIM. All of the Trust's executive officers hold similar offices with some or all of the other investment companies managed, administered or advised by AIM. Each Trustee who is not a director, officer or employee of any affiliated company is paid aggregate fees of $5,000 a year, plus $300 per Fund for each meeting of the Board attended, and reimbursed travel and other expenses incurred in connection with attendance at such meetings. Other Trustees and Officers receive no compensation or expense reimbursement from the Trust. For the fiscal year ended October 31, 1998, Mr. Anderson, Mr. Bayley, Mr. Patterson and Miss Quigley, who are not directors, officers or employees of any affiliated company, received total compensation of $46,350, $43,350, $47,700 and $48,000, respectively, from the Trust for their services as Trustees. For the fiscal year ended October 31, 1998, Mr. Anderson, Mr. Bayley, Mr. Patterson and Miss Quigley, who are not directors, officers or employees of any other affiliated company, received total compensation of $97,600, $97,500, $105,450 and $106,350, respectively, from the investment companies managed or administered by AIM and for which he or she serves as a Director or Trustee. Fees and expenses disbursed to the Directors contained no accrued or payable pension or retirement benefits.

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES RELATING TO THE FEEDER FUNDS AND THE PORTFOLIOS

  AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046, was organized in 1976 and, together with its subsidiaries, manages or advises approximately 110 investment portfolios encompassing a broad range of investment objectives. AIM and its worldwide asset management affiliates provide investment management and/or administrative services to institutional, corporate and individual clients around the world.

  AIM is a direct, wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), a holding company that has been engaged in the financial services business since 1976. AIM is also the sole shareholder of the Funds' principal underwriter, AIM Distributors.

  AIM Management and AIM are indirect wholly owned subsidiaries of AMVESCAP PLC, 11 Devonshire Square, London EC2M 4YR, England. AMVESCAP PLC and its subsidiaries are an independent management group that has a significant presence in the institutional and retail segment of the investment management industry in North America and Europe, and a growing presence in Asia.

  In addition to the investment resources of their Houston office, AIM draws upon the expertise, personnel, data and systems of other offices in Atlanta, Boston, Dallas, Denver, Louisville, Miami, Portland (Oregon), Frankfurt, Hong Kong, London, Singapore, Sydney, Tokyo and Toronto. In managing the Funds and the Portfolio, the Advisor employs a team approach, taking advantage of its investment resources around the world.

  AIM serves as each Portfolio's investment manager and administrator under an investment management and administration contract between each Portfolio and AIM ("Portfolio Management Contract"). AIM serves as administrator to each Feeder Fund under an administration contract between the Trust and AIM ("Administration Contract"). The Administration Contract will not be deemed an advisory contract, as defined under the 1940 Act. As investment manager and administrator, AIM makes all investment decisions for each Portfolio and, as administrator, administers each Portfolio's and each Feeder Fund's affairs. Among other things, AIM furnishes the services and pays the compensation and travel expenses of persons who perform the executive, administrative, clerical and bookkeeping functions of each Portfolio and each Feeder Fund and provides suitable office space, necessary small office equipment and utilities.

  The Portfolio Management Contract may be renewed with respect to a Portfolio for additional one-year terms, provided that any such renewal has been specifically approved at least annually by (i) the Portfolios' Board of Trustees or the vote of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act) and (ii) a majority of Trustees who are not parties to the Portfolio Management Contract or "interested persons" of any such party (as defined in the 1940 Act), cast in person at a meeting called for the specific purpose of voting on such approval. The Portfolio Management Contract provides that with respect to each Portfolio, and the Administration Contract provides that with respect to each Feeder Fund, either the Trust, each Portfolio or AIM may terminate the Contract without penalty upon sixty days' written notice to the other party. The Portfolio Management Contract terminates automatically in the event of its assignment (as defined in the 1940 Act).

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES RELATING TO THE HEALTH CARE FUND AND TELECOMMUNICATIONS FUND

  AIM serves as the investment manager and administrator to the Health Care Fund and Telecommunications Fund under an investment management and administration contract ("Management Contract") between the Trust and AIM. As investment manager and administrator, AIM makes all investment decisions for the Health Care Fund and Telecommunications Fund and administers the Health Care Fund's and the Telecommunications Fund's affairs. Among other things, AIM furnishes the services and pays the compensation and travel expenses of persons who perform the executive, administrative, clerical and bookkeeping functions of the Trust and the Health Care Fund and Telecommunications Fund, and provides suitable office space, necessary small office equipment and utilities.

  The Management Contract may be renewed for additional one-year terms with respect to the Health Care Fund and Telecommunications Fund, provided that any such renewal has been specifically approved at least annually by: (i) the Trust's Board of Trustees, or by the vote of a majority of the Health Care Fund and Telecommunications Fund's outstanding voting securities (as defined in the 1940 Act), and (ii) a majority of Trustees who are not parties to the Management Contract or "interested persons" of any such party (as defined in the 1940 Act), cast in person at a meeting called for the specific purpose of voting on such approval. The Management Contract provides that with respect to the Health Care Fund and Telecommunications Fund either the Trust or AIM may terminate the Contract without penalty upon sixty days' written notice to the other party. The Management Contract terminates automatically in the event of its assignment (as defined in the 1940 Act).

  Each Theme Portfolio paid the following advisory fees net of any expense limitations (fee waivers) for the years ended October 31, 1998, 1997 and 1996:

                                                            1998          1997          1996
                                                         -----------   -----------   -----------
Consumer Products and Services Portfolio...............  $ 1,329,063   $ 1,207,854   $   422,640
Financial Services Portfolio...........................      726,002       346,965        99,991
Health Care Fund.......................................    5,149,191     5,820,067     5,495,494
Infrastructure Portfolio...............................      418,974       772,727       635,456
Resources Portfolio....................................      434,214       979,215       213,856
Telecommunications Fund................................   15,344,878    17,999,111    23,119,601

  For the fiscal years ended October 31, 1997 and 1996, the Theme Portfolios paid the above referenced advisory fees to the former advisor, Chancellor LGT Asset Management, Inc., now known as INVESCO (NY), Inc. ("Chancellor").

  For the fiscal year ended October 31, 1998, the Advisor and/or Chancellor reimbursed the Financial Services Portfolio, Infrastructure Portfolio and Resources Portfolio for their respective investment management and administration fees in the amounts of $0, $193,053 and $244,561. For the fiscal year ended October 31, 1996, Chancellor reimbursed the Financial Services Portfolio investment management and administration fees in the amount of $103,267. For the Fiscal years ended October 31, 1996, 1997 and 1998, the Financial Services Fund, Infrastructure Fund and Resources Fund paid administration fees of $34,865, $119,765 and $250,093; $218,735, $266,025 and
$210,329; and $147,614, $388,578 and $233,400, respectively. However, for the fiscal year ended October 31, 1996, Chancellor reimbursed the Financial Services Fund for such fees in the amount of $34,865. For the fiscal years ended October 31, 1996, 1997 and 1998, the Consumer Products and Services Fund paid $147,623, $416,297 and 457,314, respectively, in administration fees.

  For these services, each Fund pays AIM investment management and administration fees, computed daily and paid monthly, based on its average daily net assets, at the annualized rate of 0.975% on the first $500 million, 0.95% on the next $500 million, 0.925% on the next $500 million and 0.90% on the amounts thereafter. The investment management and administration fees paid by the Funds are higher than those paid by most mutual funds. The Funds pay all expenses not assumed by AIM, AIM Distributors or other agents. AIM has undertaken to limit each Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the annual rate of 1.50% of the average daily net assets of each Fund's Advisor Class shares until May 31, 2000.

  AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Tables in the Prospectus may not be terminated without the approval of the Board of Trustees.

DISTRIBUTION SERVICES RELATING TO EACH FUND

  Each Fund's Advisor Class shares are offered continuously through each Fund's principal underwriter and distributor, AIM Distributors, on a "best efforts" basis pursuant to a distribution contract between the Trust and AIM Distributors without a front-end sales charge or a contingent deferred sales charge.

EXPENSES OF THE FUNDS AND OF THE PORTFOLIOS

  Each Fund and each Portfolio pays all expenses not assumed by AIM, AIM Distributors and other agents. These expenses include, in addition to the advisory, administration, distribution, transfer agency, pricing and accounting agency and brokerage fees described above, legal and audit expenses, custodian fees, trustees' fees, organizational fees, fidelity bond and other insurance premiums, taxes, extraordinary expenses and expenses of reports and prospectuses sent to existing investors. The allocation of general Company expenses and expenses shared among the Funds and other funds organized as series of the Company are allocated on a basis deemed fair and equitable, which may be based on the relative net assets of the Funds or the nature of the service performed and relative applicability to the Funds. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. The ratio of each Fund's expenses to its relative net assets can be expected to be higher than the expense ratios of funds investing solely in domestic securities, since the cost of maintaining the custody of foreign securities and the rate of investment management fees paid by the Funds or the Portfolios generally are higher than the comparable expenses of such other funds.

                       HOW TO PURCHASE AND REDEEM SHARES

  A complete description of the manner in which shares of the Funds may be purchased appears in each Fund's Prospectus under the heading "Purchasing Shares."

  For purposes of a Letter of Intent entered into prior to June 1, 1998, any registered investment advisor, trust company or bank trust department which exercises investment discretion and which intends within thirteen months to invest $500,000 or more can be treated as a single purchaser, provided further that such entity places all purchases and redemption orders. Such entities should be prepared to establish their qualifications for such treatment.

  Complete information concerning the method of exchanging shares of the Funds for shares of the other AIM Funds is set forth herein under the heading "Terms and Conditions of Exchanging Shares."

  Information concerning redemption of the Funds' shares is set forth in each Fund's Prospectus under the heading "Redeeming Shares." In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received. Such an arrangement is subject to timely receipt by A I M Fund Services, Inc. ("AFS"), the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

  The right of redemption may be suspended or the date of payment postponed when
(a) trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

  A Fund's net asset value is calculated by dividing the number of outstanding shares into the net assets of the Fund. Net assets are the excess of a Fund's assets over its liabilities. A more detailed description of how each Fund's net asset value is calculated appears herein under the heading "Determination of Net Asset Value."

BACKUP WITHHOLDING

  Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

  Each AIM Fund, and other payers, must, according to IRS regulations, withhold 31% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.

  An investor is subject to backup withholding if:

          (1) the investor fails to furnish a correct TIN to the Fund, or

          (2) the IRS notifies the Fund that the investor furnished an incorrect TIN, or

          (3) the investor is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or

          (4) the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

          (5) the investor does not certify his TIN. This applies only to reportable interest, dividend, broker or barter exchange accounts opened after 1983, or broker accounts considered inactive during 1983.

  Except as explained in (5) above, other reportable payments are subject to backup withholding only if (1) or (2) above applies.

  Certain payees and payments are exempt from backup withholding and information reporting. A complete listing of such exempt entities appears in the Instructions for the Requester of Form W-9 (which can be obtained from the IRS) and includes, among others, the following:

  - a corporation

  - an organization exempt from tax under Section 501(a), an individual retirement plan (IRA), or a custodial account under Section 403(b)(7)

  - the United States or any of its agencies or instrumentalities

  - a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

  - a foreign government or any of its political subdivisions, agencies or instrumentalities

  - an international organization or any of its agencies or instrumentalities

  - a foreign central bank of issue

  - a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.

  - a futures commission merchant registered with the Commodity Futures Trading Commission

  - a real estate investment trust

  - an entity registered at all times during the tax year under the 1940 Act

  - a common trust fund operated by a bank under Section 584(a)

  - a financial institution

  - a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List

  - a trust exempt from tax under Section 664 or described in Section 4947

  Investors should contact the IRS if they have any questions concerning entitlement to an exemption from backup withholding.

NOTE: Section references are to sections of the Code.

  IRS PENALTIES -- Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

  NONRESIDENT ALIENS -- Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 remains in effect for three calendar years beginning with the calendar year in which it is received by the Fund. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and distributions and return of capital distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

                         NET ASSET VALUE DETERMINATION

  The net asset value per share of each Fund is normally determined daily as of the close of trading of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, the net asset value of a Fund is determined as of the close of the NYSE on such day. Net asset value per share is determined by dividing the value of each Theme Portfolio's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of each Theme Portfolio's net asset value per share is made in accordance with generally accepted accounting principles.

  Each equity security held by a Theme Portfolio is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the last available bid. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean between the closing bid and asked prices on that day. Debt securities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.

  Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined at such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees of the Fund and the Portfolio.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

  Income dividends and capital gains distributions are automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in "Shareholder Information -- Dividends and Distributions". If a shareholder's account does not have any shares in it on a dividend or capital gains distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

TAX MATTERS

  The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

TAXATION OF THE FUNDS

  Each Fund is treated as a separate corporation for federal income tax purposes. To continue to qualify for treatment as a regulated investment company ("RIC") under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, Futures or Forward Contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); and (2) the Diversification Requirements. Each Feeder Fund, as an investor in its corresponding Portfolio, is deemed to own a proportionate share of the Portfolio's assets, and to earn a proportionate share of the Portfolio's income, for purposes of determining whether the Fund satisfies the requirements described above to qualify as a RIC.

  Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

  See "Taxation of Certain Investment Activities" below for a discussion of the tax consequences to each Feeder Fund of hedging transactions engaged in, and investments in passive foreign investment companies ("PFICs") and other foreign securities, by its corresponding Portfolio and to the Health Care Fund and Telecommunications Fund of those transactions and investments.

TAXATION OF THE THEME PORTFOLIOS

  The Portfolios and their Relationship to the Feeder Funds. Each Portfolio is treated as a separate partnership for federal income tax purposes and is not a "publicly traded partnership." As a result, each Portfolio is not subject to federal income tax; instead, each Feeder Fund, as an investor in its corresponding Portfolio, is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions and credits, without regard to whether it has received any cash distributions from the Portfolio. Each Portfolio also is not subject to Delaware income or franchise tax.

  Because, as noted above, each Feeder Fund is deemed to own a proportionate share of its corresponding Portfolio's assets, and to earn a proportionate share of its corresponding Portfolio's income, for purposes of determining whether the Fund satisfies the requirements to qualify as a RIC, each Portfolio intends to conduct its operations so that its corresponding Fund will be able to continue to satisfy all those requirements.

  Distributions to each Feeder Fund from its corresponding Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis for its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and
(3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. Each Feeder Fund's basis for its interest in its corresponding Portfolio generally will equal the amount of cash and the basis of any property the Fund invests in the Portfolio, increased by the Fund's share of the Portfolio's net income and gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to the Fund and (b) the Fund's share of the Portfolio's losses.

TAXATION OF CERTAIN INVESTMENT ACTIVITIES

  Foreign Taxes. Dividends and interest received by a Theme Portfolio, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Fund's total assets (taking into account, in the case of a Feeder Fund, its proportionate share of its corresponding Portfolio's assets) at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it (taking into account, in the case of a Feeder Fund, its proportionate share of any foreign taxes paid by its corresponding Portfolio) (a "Fund's foreign taxes"). Pursuant to the election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him, his share of the Fund's foreign taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents its income from foreign and U.S. possessions sources (taking into account, in the case of a Feeder Fund, its proportionate share of its corresponding Portfolio's Income from those sources) as his own income from those sources and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. Each Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's foreign taxes and income (taking into account, in the case of a Feeder Fund, its proportionate share of its corresponding Portfolio's income) from sources within foreign countries and U.S. possessions if it makes this election. Pursuant to the Taxpayer Relief Act of 1997 ("Tax Act"), individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Form 1099 and all of whose foreign source of income is "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the Form 1116 that otherwise is required.

  Passive Foreign Investment Companies. Each Theme Portfolio may invest in the stock of passive foreign investment companies ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly or constructively, at least 10% of that voting power) as to which the Theme Portfolio is a U.S. shareholder (effective with respect to each Fund for their taxable year beginning November 1, 1998) -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a part (or, in the case of a Feeder Fund, its proportionate share of a part) of any "excess distribution" received by it (or, in the case of a Feeder Fund, by its corresponding Portfolio) on the stock of a PFIC or of any gain on the Fund's (or, in the case of a Feeder Fund, its corresponding Portfolio's) disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

  If a Theme Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Theme Portfolio (or, in the case of a Portfolio, its corresponding Feeder Fund) would be required to include in income each year its pro rata share (taking into account, in the case of a Feeder Fund, its proportionate share of its corresponding Portfolio's pro rata share) of the QEF's annual ordinary earnings and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) -- which most likely would have to be distributed by the Theme Portfolio (or, in the case of a Portfolio, its corresponding Feeder Fund) to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received thereby from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

  A holder of stock in any PFIC may elect to include in ordinary income for each taxable year beginning after 1997, the excess, if any, of the fair market value of the stock over the adjusted basis therein as of the end of that year. Pursuant to the election, a deduction (as an ordinary, not capital, loss) also will be allowed for the excess, if any, of the holder's adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income for prior taxable years. The adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Regulations proposed in 1992 provided a similar election with respect to the stock of certain PFICs.

  Options, Futures and Foreign Currency Transactions. The Theme Portfolios' use of hedging transactions, such as selling (writing) and purchasing options and Futures Contracts and entering into Forward Contracts, involves complex rules that will determine, for federal income tax purposes, the amount, character and timing of recognition of the gains and losses a Theme Portfolio realizes in connection therewith. Gains from disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from the options, Futures and Forward Contracts derived by a Theme Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement for that Theme Portfolio (or, in the case of a Portfolio, its corresponding Feeder Fund).

  Futures and Forward Contracts that are subject to section 1256 of the Code (other than those that are part of a "mixed straddle") ("Section 1256 Contracts") and that are held by a Theme Portfolio at the end of its taxable year generally will be deemed to have been sold at that time at market value for federal income tax purposes. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. That 60% portion will qualify for the reduced maximum tax rates on non-corporate taxpayers' net capital gain -- 20% (10% for non-corporate taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 12 months.

  Section 988 of the Code also may apply to gains and losses from transactions in foreign currencies, foreign-currency-denominated debt securities and options, Futures and Forward Contracts on foreign currencies ("Section 988" gains and losses). Each Section 988 gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. Each Theme Portfolio attempts to monitor section 988 transactions to minimize any adverse tax impact.

  If a Theme Portfolio has an "appreciated financial position" -- generally, an interest (including an interest through an option, Futures or Forward Contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Theme Portfolio will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time unless the closed transaction exception applies. A constructive sale generally consists of a short sale, an offsetting notional principal contract or Futures or Forward Contract entered into by a Theme Portfolio or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

TAXATION OF THE FUNDS' SHAREHOLDERS

  Dividends and other distributions declared by a Fund in, and payable to shareholders of record as of a date in, October, November or December of any year will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

  If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

  Dividends paid by a Fund to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership ("foreign shareholder") generally will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply, however, to a dividend paid by a Fund to a foreign shareholder that is "effectively connected with the conduct of a U.S. trade or business," in which case the reporting and withholding requirements applicable to domestic shareholders will apply. A distribution of net capital gain by a Fund to a foreign shareholder generally will be subject to U.S. federal income tax (at the rates applicable to domestic persons) only if the distribution is "effectively connected" or the foreign shareholder is treated as a resident alien individual for federal income tax purposes.

  The foregoing is a general and abbreviated summary of certain federal tax considerations affecting the Funds, their shareholders and the Portfolios at the date of this Statement of Additional Information. Investors are urged to consult their own tax advisors for more detailed information and for information regarding any foreign, state and local taxes applicable to distributions received from a Fund.

                            SHAREHOLDER INFORMATION

  This information supplements the discussion in each Fund's Prospectus under the title "Shareholder Information for Advisor Class Shares."

TIMING OF PURCHASE ORDERS

  Orders for the purchase of Advisor Class shares received prior to the close of regular trading on the NYSE, which is generally 4:00 p.m. Eastern Time (and which is hereinafter referred to as "NYSE Close"), on any business day of an AIM Fund will be confirmed at the price next determined. Orders received after NYSE Close will be confirmed at the price determined on the next business day of the AIM Fund. Certain financial institutions (or their designees) may be authorized to accept purchase orders on behalf of the AIM Funds. Orders received by authorized institutions (or their designees) before NYSE Close will be deemed to have been received by an AIM Fund on such day and will be effected that day, provided that such orders are transmitted to the Transfer Agent prior to the time set for receipt of such orders. It is the responsibility of the dealer/financial institution to ensure that all orders are transmitted on a timely basis to the Transfer Agent. Any loss resulting from the dealer/financial institution's failure to submit an order within the prescribed time frame will be borne by that dealer/financial institution. A "business day" of an AIM Fund is any day on which the NYSE is open for business. It is expected that the NYSE will be closed during the next twelve months on Saturdays and Sundays and on the days on which New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day are observed by the NYSE.

  An investor who uses a check to purchase shares will be credited with the full number of shares purchased at the time of receipt of the purchase order, as previously described. However, in the event of a redemption or exchange of such shares, the investor may be required to wait up to ten business days before the redemption proceeds are sent. This delay is necessary in order to ensure that the check has cleared. If the check does not clear, or if any investment order must be cancelled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

SHARE CERTIFICATES

  Share certificates for all AIM Funds will be issued upon written request by a shareholder to AIM Distributors or the Transfer Agent. Otherwise, such shares will be held on the shareholder's behalf by the applicable AIM Fund(s) and be recorded on the books of such fund(s).

SPECIAL PLANS

  Except as noted below, each Advisor Class Fund provides the special plans described below for the convenience of its Advisor Class shareholders. Once established, there is no obligation to continue to invest through a plan, and a shareholder may terminate a plan at any time.

  Special plan applications and further information, including details of any fees which are charged to a shareholder investing through a plan, may be obtained by written request, directed to AFS at the address provided under "How to Purchase Shares," or by calling the Client Services Department of AFS at
(800) 959-4246. It is recommended that a shareholder considering any of the plans described herein consult a tax advisor before commencing participation in such a plan.

Automatic Dividend Investment Plan

  Advisor Class shareholders may elect to have all dividends and distributions declared by an Advisor Class Fund paid in cash or invested at net asset value either in Advisor Class shares of the same Advisor Class Fund or invested in shares of another Advisor Class Fund. See "Dividends, Distributions and Tax Matters" for a description of payment dates for these options. In order to qualify to have dividends and distributions of one Advisor Class Fund invested in shares of another Advisor Class Fund, the following conditions must be satisfied: (a) the shareholder must have an account balance in the dividend paying fund of at least $5,000; (b) the account must be held in the name of the shareholder (i.e., the account may not be held in nominee name); and (c) the shareholder must have requested and completed an authorization relating to the reinvestment of dividends into another Advisor Class Fund. An authorization may be given on the account application or on an authorization form available from AIM Distributors. An Advisor Class Fund will waive the $5,000 minimum account value requirement if the shareholder has an account in the fund selected to receive the dividends and distributions with a value of at least $500.

Portfolio Rebalancing Program

  The Portfolio Rebalancing Program ("Program") permits eligible shareholders with a minimum account balance of $5,000 to establish and maintain an allocation across a range of Advisor Class Funds. The Program automatically rebalances holdings of Advisor Class Funds to the established allocation on a periodic basis. Under the Program, a shareholder may predesignate, on a percentage basis, how the total value of his or her holdings in a minimum of two, and a maximum of ten, Advisor Class Funds ("Personal Portfolio") is to be rebalanced on a quarterly, semiannual, or annual basis.

  Rebalancing under the Program will be effected through the exchange of shares of one or more Advisor Class Funds in the shareholder's Personal Portfolio for shares of the same class(es) of one or more other Advisor Class Funds in the shareholder's Personal Portfolio. See "Exchanging Shares" in each Fund's Prospectus. If shares of the Advisor Class Fund(s) in a shareholder's Personal Portfolio have appreciated during a rebalancing period, the Program will result in shares of Advisor Class Fund(s) that have appreciated most during the period being exchanged for shares of Advisor Class Fund(s) that have appreciated least. Such exchanges are not tax-free and may result in a shareholder's realizing a gain or loss, as the case may be, for federal income tax purposes. See "Dividends, Distributions and Tax Matters." Participation in the Program does not assure that a shareholder will profit from purchases under the Program nor does it prevent or lessen losses in a declining market.

  The Program will automatically rebalance the shareholder's Personal Portfolio on the 28th day of the last month of the period chosen (or the immediately preceding business day if the 28th is not a business day), subject to any limitations below. The Program will not execute an exchange if the variance in a shareholder's Personal Portfolio for a particular Advisor Class Fund would be 2% or less. In predesignating percentages, shareholders must use whole percentages and totals must equal 100%. Shareholders participating in the Program may not request issuance of physical certificates representing an Advisor Class Fund's shares. The AIM Funds and AIM Distributors reserve the right to modify, suspend, or terminate the Program at any time on sixty (60) days' prior written notice to shareholders. A request to participate in the Program must be received in good order at least five business days prior to the next rebalancing date. Once a shareholder establishes the Program for his or her Personal Portfolio, a shareholder cannot cancel or change which rebalancing frequency, which Advisor Class Funds or what allocation percentages are assigned to the Program, unless canceled or changed in writing and received by the Transfer Agent in good order at least five business days prior to the rebalancing date. Certain dealers/financial institutions may charge a fee for establishing accounts relating to the Program. Investors should contact their dealers/financial institutions or AIM Distributors for more information.

TERMS AND CONDITIONS OF EXCHANGES

  Advisor Class shareholders of the Advisor Class Funds may participate in an exchange privilege as described below. AIM Distributors acts as distributor for the Advisor Class Funds which represent a range of different investment objectives and policies.

  Advisor Class shares of each Fund may be exchanged either for Advisor Class shares of any other Fund, or for AIM Cash Reserve Shares of AIM Money Market Fund.

  Investors in wrap fee programs and advisory accounts interested in making an exchange should contact their Financial Advisers to request the prospectus of an Advisor Class Fund being considered. Other investors should contact AIM Distributors for the appropriate prospectus.

  An exchange is permitted only in the following circumstances: (a) the dollar amount of the exchange must be at least equal to the minimum investment applicable to the shares of the Advisor Class Fund acquired through such exchange; (b) the shares of the Advisor Class Fund acquired through exchange must be qualified for sale in the state in which the shareholder resides; (c) the exchange must be made between accounts having identical registrations and addresses; (d) the full amount of the purchase price for the shares being exchanged must have already been received by the fund; (e) the account from which shares have been exchanged must be coded as having a certified taxpayer identification number on file or, in the alternative, an appropriate IRS Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status) must have been received by the fund; (f) newly acquired shares (through either an initial or subsequent investment) are held in an account for at least ten business days, and all other shares are held in an account for at least one day, prior to the exchange; and (g) certificates representing shares must be returned before shares can be exchanged. There is no fee for exchanges among the Advisor Class Funds.

  The current prospectus of each of the Advisor Class Funds and current information concerning the operation of the exchange privilege are available through AIM Distributors or through any dealer who has executed an applicable agreement with AIM Distributors. Before exchanging shares, investors should review the prospectuses of the funds whose shares will be acquired through exchange. Exchanges of shares are considered to be sales for federal and state income tax purposes and may result in a taxable gain or loss to a shareholder.

  The exchange privilege is not an option or right to purchase shares but is permitted under the respective policies of the participating funds, and may be modified or discontinued by any of such funds or by AIM Distributors at any time, and to the extent permitted by applicable law, without notice.

  Shares of any Advisor Class Fund to be exchanged are redeemed at their net asset value as determined at NYSE Close on the day that an exchange request in proper form (described below) is received. Exchange requests received after NYSE Close will result in the redemption of shares at their net asset value at NYSE Close on the next business day. Normally, Advisor Class shares of an Advisor Class Fund to be acquired by exchange are purchased at their net asset value determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that an Advisor Class Fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into an Advisor Class Fund that declares daily dividends ("Dividends, Distributions and Tax Matters"), and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange. Advisor Class shares purchased by check may not be exchanged until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received. See "Timing of Purchase Orders."

  In the event of unusual market conditions, AIM Distributors reserves the right to reject any exchange request, if, in the judgment of AIM Distributors, the number of requests or the total value of the shares that are the subject of the exchange places a material burden on a fund. For example, the number of exchanges by investment managers making market timing exchanges may be limited.

EXCHANGES BY MAIL

  Investors exchanging their Advisor Class shares by mail should send a written request to AFS. The request should contain the account registration and account number, the dollar amount or number of Advisor Class shares to be exchanged, and the names of the Advisor Class Funds from which and into which the exchange is to be made. The request should comply with all of the requirements for redemption by mail. See "Redeeming Shares" in each Fund's Prospectus.

EXCHANGES BY TELEPHONE

  Shareholders or their agents may request an exchange by telephone. A shareholder may give exchange information to his Financial Adviser. If a shareholder does not wish to allow telephone exchanges by any person in his account, he should decline that option on the account application. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the Advisor Class Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the Advisor Class Funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a Financial Adviser, shareholder or dealer who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a Financial Adviser, shareholder or dealer is unable to reach AFS by telephone, he may also request exchanges by telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by the Transfer Agent as long as such request is received prior to NYSE Close. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone exchange request that they reasonably believe to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions.

REDEMPTIONS BY MAIL

  Redemption requests must be in writing and sent to the Transfer Agent. Upon receipt of a redemption request in proper form, payment will be made as soon as practicable, but in any event will normally be made within seven days after receipt. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Timing of Purchase Orders."

  Requests for redemption must include: (a) original signatures of each registered owner exactly as the shares are registered; (b) the fund and the account number of shares to be redeemed; (c) share certificates, either properly endorsed or accompanied by a duly executed stock power, for the shares to be redeemed if such certificates have been issued and the shares are not in the custody of the Transfer Agent; (d) signature guarantees, as described below; and
(e) any additional documents that may be required for redemption by corporations, partnership, trusts or other entities. The burden is on the shareholder to inquire as to whether any additional documentation is required. Any request not in proper form may be rejected and in such case must be renewed in writing.

REDEMPTIONS BY TELEPHONE

  Shareholders may request a redemption by telephone. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline that option on the account application. The telephone redemption feature can be used only if: (a) the redemption proceeds are to be mailed to the address of record or transferred electronically or wired to the pre-authorized bank account; (b) there has been no change of address of record on the account within the preceding 30 days; (c) the shares to be redeemed are not in certificate form; (d) the person requesting the redemption can provide proper identification information, and (e) the proceeds of the redemption do not exceed $50,000. AIM Distributors has made arrangements with certain dealers and investment advisors to accept telephone instructions for the redemption of shares. AIM Distributors reserves the right to impose conditions on these dealers and investment advisors, including the condition that they enter into agreements (which contain additional conditions with respect to the redemption of shares) with AIM Distributors. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth in the appropriate form if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's taxpayer identification number and current address, and mailings of confirmations promptly after the transaction.

TIMING AND PRICING OF REDEMPTION ORDERS

  Advisor Class shares of the Advisor Class Funds are redeemed at their net asset value next computed after a request for redemption in proper form (including signature guarantees and other required documentation for written redemptions) is received by the Transfer Agent or certain financial institutions (or their designees) who are authorized to accept redemption orders on behalf of the AIM Funds, provided that such orders are transmitted to the Transfer Agent prior to the time set for receipt of such orders. Orders for the redemption of Advisor Class shares received on any business day of an AIM Fund will be confirmed at the price determined as of the close of that day. Orders received after NYSE Close will be confirmed at the price determined on the next business day of an AIM Fund. It is the responsibility of the dealer/financial institution to ensure that all orders are transmitted on a timely basis. Any resulting loss from the dealer/financial institution's failure to submit a request for redemption within the prescribed time frame will be borne by that dealer/financial institution. Telephone redemption requests must be made by NYSE Close on any business day of an AIM Fund and will be confirmed at the price determined as of the close of that day. No AIM Fund will accept requests which specify a particular date for redemption or which specify any special conditions.

  Payment of the proceeds of redeemed shares is normally made within seven days following the redemption date. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. A charge for special handling (such as wiring of funds or expedited delivery services) may be made by the Transfer Agent. The right of redemption may not be suspended or the date of payment upon redemption postponed except under unusual circumstances such as when trading on the NYSE is restricted or suspended. Payment of the proceeds of redemptions relating to shares for which checks sent in payment have not yet cleared will be delayed until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received.

SIGNATURE GUARANTEES

  A signature guarantee is designed to protect the investor, the AIM Funds, AIM Distributors, and their agents by verifying the signature of each investor seeking to redeem, transfer, or exchange shares of an AIM Fund. Examples of when signature guarantees are required are: (1) redemptions by mail in excess of $50,000; (2) redemptions by mail if the proceeds are to be paid to someone other than the name(s) in which the account is registered; (3) written redemptions requesting proceeds to be sent to other than the bank of record for the account;
(4) redemptions requesting proceeds to be sent to a new address or an address that has been changed within the past 30 days; (5) requests to transfer the registration of shares to another owner, (6) telephone exchange and telephone redemption authorization forms; (7) changes in previously designated wiring or electronic funds transfer instructions, and (8) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $50,000 or the proceeds are to be sent to the address of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

  Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term in defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

DIVIDENDS AND DISTRIBUTIONS

  In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods. Each Advisor Class Fund may make additional distributions, if necessary, to avoid a non-deductible 4% federal excise tax on certain undistributed income and capital gain (the "Excise Tax").

  All dividends and distributions of an AIM Fund are automatically reinvested on the payment date in full and fractional shares of such fund, unless the shareholder has made an alternate election as to the method of payment. Dividends and distributions attributable to Advisor Class shares of an Advisor Class Fund are reinvested in additional Advisor Class shares of that fund, absent an election by a shareholder to receive cash or to have such dividends and distributions reinvested in Advisor Class shares of another Advisor Class Fund, to the extent permitted. For funds that do not declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. For funds that declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the payable date. Shareholders may elect, by written notice to the Transfer Agent, to receive such distributions, or only the dividend portion thereof, in cash, or to invest such dividends and distributions in Advisor Class shares of another Advisor Class Fund. Investors who have not previously selected such a reinvestment option on the account application form may contact the Transfer Agent at any time to obtain a form to authorize such reinvestments in another Advisor Class Fund.

  Dividends on Advisor Class shares of an Advisor Class Fund are expected to be higher than dividends on shares of other classes of that fund because of the service and distribution fees paid by those other classes of shares. Dividends on all shares may also be affected by other class-specific expenses.

  Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.

  Any dividend or distribution paid by a fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes, as discussed below.

MINIMUM ACCOUNT BALANCE

  If (1) an account opened in a fund has been in effect for at least one year and the shareholder has not made an additional purchase in that account within the preceding six calendar months and (2) the value of such account drops below $500 for three consecutive months as a result of redemptions or exchanges, the fund has the right to redeem the account, after giving the shareholder 60 days' prior written notice, unless the shareholder makes additional investments within the notice period to bring the account value up to $500. If a fund determines that a shareholder has provided incorrect information in opening an account with a fund or in the course of conducting subsequent transactions with the fund related to such account, the fund may, in its discretion, redeem the account and distribute the proceeds of such redemption to the shareholder.

  AIM Distributors and its agents reserve the right at any time (1) to withdraw all or any part of the offering made by the Fund's Prospectus; (2) to reject any purchase or exchange order or to cancel any purchase due to nonpayment of the purchase price; (3) to increase, waive or lower the minimum investment requirements; or (4) to modify any of the terms or conditions of purchase of shares of such fund. For any fund named on the cover page, AIM Distributors and its agents will use their best efforts to provide notice of any such actions through correspondence with broker-dealers and existing shareholders, supplements to the AIM Funds' prospectuses, or other appropriate means, and will provide sixty (60) days' notice in the case of termination or material modification to the exchange privilege discussed under the caption "Terms and Conditions of Exchanges."

                           MISCELLANEOUS INFORMATION

CHARGES FOR CERTAIN ACCOUNT INFORMATION

  The Transfer Agent may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

CUSTODIAN AND TRANSFER AGENT

  State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. The Custodian attends to the collection of principal and income, pays and collects all monies for securities bought and sold by the Funds and performs certain other ministerial duties. A I M Fund Services, Inc., a wholly owned subsidiary of AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, acts as transfer and dividend disbursing agent for the Funds. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets. The Funds pay the Custodian and the Transfer Agent such compensation as may be agreed upon from time to time.

INDEPENDENT ACCOUNTANTS

  The Trust's and Theme Portfolios' independent accountants are PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP conducts annual audits of the Portfolios' and the Funds' financial statements, assists in the preparation of each Portfolio's and each Fund's federal and state income tax returns and consults with the Trust and Global Investment Portfolio as to matters of accounting, regulatory filings, and federal and state income taxation.

  The audited financial statements of the Trust included in this Statement of Additional Information have been examined by PricewaterhouseCoopers LLP, as stated in their opinion appearing herein, and are included in reliance upon such opinion given upon the authority of that firm as experts in accounting and auditing.

LEGAL MATTERS

  The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W. Washington, D.C. 20036-1800, acts as counsel to the Trust and the Funds.

SHAREHOLDER LIABILITY

  Under Delaware law, the shareholders of the Trust enjoy the same limitations extended to shareholders of private, for-profit corporations. There is a remote possibility, however, that under certain circumstances shareholders of the Trust may be held personally liable for the Trust's obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a trustee. If a shareholder is held personally liable for the obligations of the Trust, the Trust Agreement provides that the shareholder shall be entitled out of the assets belonging to the applicable Fund (or allocable to the applicable Class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Trust's Bylaws and applicable law. Thus, the risk of a shareholder incurring financial loss on account of such liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and where the other party was held not to be bound by the disclaimer.

SPECIAL SERVICING AGREEMENT

  Subject to receipt of an exemptive order from the SEC, the Funds will be parties to a Special Servicing Agreement ("Agreement") among the Trust on behalf of the Funds, AIM Series Trust on behalf of its sole series, AIM Global Trends Fund ("Global Trends Fund"), AIM, and AFS. The Agreement will provide that, if the Board of Trustees determines that a Fund's share of the aggregate expenses of Global Trends Fund is less than the estimated savings to the Fund from the operation of Global Trends Fund, the Fund will bear those expenses in proportion to the average daily value of its shares owned by Global Trends Fund, provided that no Fund will bear such expenses in excess of the estimated savings to it. Those savings are expected to result primarily from the elimination of numerous separate shareholder accounts which are or would have been invested directly in the Funds and the resulting reduction in shareholder servicing costs. Although such cost savings are not certain, the estimated savings to the Funds generated by the operation of Global Trends Fund are expected to be sufficient to offset most, if not all, of the expenses incurred by that Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITY

  To the best knowledge of the Trust, the names and the holders of 5% or more of the outstanding shares of any class of each Fund's equity securities as of February 1, 1999, and the percentage of the outstanding shares held by such holders are set forth below:

                                                                                                 PERCENT
                                                                                  PERCENT        OWNED OF
                                                                                  OWNED OF      RECORD AND
                FUND                           NAME AND ADDRESS OF OWNER          RECORD*      BENEFICIALLY
                ----                           -------------------------          --------     ------------
Consumer Products and Services         MLPF&S                                       7.54%          -0-
  Fund -- Class B                      for the Sole Benefit of Its Customers
                                       Attn: Fund Administration
                                       4800 Deer Lake Drive East, 2nd Floor
                                       Jacksonville, FL 32246-6484
Consumer Products and Services         GT New Dimension Fund                       91.45%          -0-
  Fund -- Advisor Class                Theme Fund Omnibus Account
                                       2121 N. California Blvd., Ste. 395
                                       Walnut Creek, CA 94596-7305
                                       LGT Asset Management                         6.27%          -0-
                                       401(K) Plan
                                       11 Greenway Plaza, Ste. 100
                                       Houston, TX 77046-1173
Financial Services Fund -- Class A     MLPF&S                                       9.62%          -0-
                                       for the Sole Benefit of Its Customers
                                       Attn: Fund Administration
                                       4800 Deer Lake Drive East, 2nd Floor
                                       Jacksonville, FL 32246-6484

---------------

* The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

                                                                                                 PERCENT
                                                                                  PERCENT        OWNED OF
                                                                                  OWNED OF      RECORD AND
                FUND                           NAME AND ADDRESS OF OWNER          RECORD*      BENEFICIALLY
                ----                           -------------------------          --------     ------------
Financial Services Fund -- Class B     MLPF&S                                      15.94%          -0-
                                       for the Sole Benefit of Its Customers
                                       Attn: Fund Administration
                                       4800 Deer Lake Drive East, 2nd Floor
                                       Jacksonville, FL 32246-6484
Financial Services Fund --             GT New Dimension Fund                       94.65%          -0-
  Advisor Class                        Theme Fund Omnibus Account
                                       2121 N. California Blvd., Ste. 395
                                       Walnut Creek, CA 94596-7305
Health Care Fund -- Class A            MLPF&S                                      13.33%          -0-
                                       for the Sole Benefit of Its Customers
                                       Attn: Fund Administration
                                       4800 Deer Lake Drive East, 2nd Floor
                                       Jacksonville, FL 32246-6484
Health Care Fund -- Class B            MLPF&S                                      12.05%          -0-
                                       for the Sole Benefit of Its Customers
                                       Attn: Fund Administration
                                       4800 Deer Lake Drive East, 2nd Floor
                                       Jacksonville, FL 32246-6484
Health Care Fund -- Advisor Class      GT New Dimension Fund                       79.76%          -0-
                                       Theme Fund Omnibus Account
                                       2121 N. California Blvd., Ste. 395
                                       Walnut Creek, CA 94596-7305
                                       LGT Asset Management                         7.57%          -0-
                                       401(K) Plan
                                       11 Greenway Plaza, Ste. 100
                                       Houston, TX 77046-1173
Infrastructure Fund -- Class B         MLPF&S                                       7.63%          -0-
                                       for the Sole Benefit of Its Customers
                                       Attn: Fund Administration
                                       4800 Deer Lake Drive East, 2nd Floor
                                       Jacksonville, FL 32246-6484
Infrastructure Fund -- Advisor Class   GT New Dimension Fund                       98.21%          -0-
                                       Theme Fund Omnibus Account
                                       2121 N. California Blvd., Ste. 395
                                       Walnut Creek, CA 94596-7305
Resources Fund -- Advisor Class        GT New Dimension Fund                       88.82%          -0-
                                       Theme Fund Omnibus Account
                                       2121 N. California Blvd., Ste. 395
                                       Walnut Creek, CA 94596-7305
Telecommunications Fund -- Class A     MLPF&S                                       9.87%          -0-
                                       for the Sole Benefit of Its Customers
                                       Attn: Fund Administration
                                       4800 Deer Lake Drive East, 2nd Floor
                                       Jacksonville, FL 32246-6484
Telecommunications Fund -- Class B     MLPF&S                                      10.60%          -0-
                                       for the Sole Benefit of Its Customers
                                       Attn: Fund Administration
                                       4800 Deer Lake Drive East, 2nd Floor
                                       Jacksonville, FL 32246-6484

---------------

* The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

                                                                                                 PERCENT
                                                                                  PERCENT        OWNED OF
                                                                                  OWNED OF      RECORD AND
                FUND                           NAME AND ADDRESS OF OWNER          RECORD*      BENEFICIALLY
                ----                           -------------------------          --------     ------------
Telecommunications Fund -- Advisor     GT New Dimension Fund                       73.01%          -0-
  Class                                Theme Fund Omnibus Account
                                       2121 N. California Blvd., Ste. 395
                                       Walnut Creek, CA 94596-7305
                                       LGT Asset Management                        10.76%          -0-
                                       401(K) Plan
                                       11 Greenway Plaza, Ste. 100
                                       Houston, TX 77046-1173

---------------

* The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

                               INVESTMENT RESULTS

TOTAL RETURN QUOTATIONS

  The standard formula for calculating total return is as follows:

                                 P(1+T)(n)=ERV

    Where  P     =   a hypothetical initial payment of $1,000.
           T     =   average annual total return (assuming the applicable maximum sales load is deducted at the beginning of the 1, 5, or 10 year periods.)
           n     =   number of years.
           ERV   =   ending redeemable value of a hypothetical $1,000 payment at the end of the 1, 5, or 10 year periods (or fractional
                     portion of such period).

  The standardized returns for the Advisor Class shares of the Health Care Fund, stated as average annualized total returns for the periods shown, were:

                                                               ONE     FIVE   TEN      SINCE
                                                               YEAR    YEAR   YEAR   INCEPTION*
                                                              ------   ----   ----   ----------
Health Care Fund............................................  19.09%   N/A    N/A      22.76%

---------------

* The inception date for Advisor Class shares of Health Care Fund is 06/01/95.

  The non-standardized returns for the Advisor Class shares of Consumer Products and Services Fund, Financial Services Fund, Infrastructure Fund, Resources Fund and Telecommunications Fund, stated as average annualized total returns for the periods shown, were:

                                                                ONE      FIVE   TEN      SINCE
                                                                YEAR     YEAR   YEAR   INCEPTION*
                                                              --------   ----   ----   ----------
Consumer Products and Services Fund.........................   23.35 %   N/A    N/A      31.34%
Financial Services Fund.....................................   13.68 %   N/A    N/A      21.40%
Infrastructure Fund.........................................    4.82 %   N/A    N/A       9.72%
Resources Fund..............................................  (34.09)%   N/A    N/A       1.25%
Telecommunications Fund.....................................   18.76 %   N/A    N/A      13.55%

---------------

* The inception date for Advisor Class shares of each Fund is 06/01/95.

  Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:

                                       n
                                 P(1+U) =ERV

    Where  P     =   a hypothetical initial payment of $1,000.
           U     =   average annual total return assuming payment of only a
                     stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period.
           n     =   number of years.
           ERV   =   ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.

  Cumulative total return across a stated period may be calculated as follows:
                                       n
                                 P(1+V) =ERV

    Where  P     =   a hypothetical initial payment of $1,000.
           V     =   cumulative total return assuming payment of all of, a stated
                     portion of, or none of, the applicable maximum sales load at the beginning of the stated period.
           n     =   number of years.
           ERV   =   ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.

  The aggregate non-standardized returns (not taking sales charges into account) for the Advisor Class shares of Consumer Products and Services Fund, Financial Services Fund, Health Care Fund, Infrastructure Fund, Resources Fund and Telecommunications Fund, stated as aggregate total returns for the periods shown, were:

                                                               ONE     FIVE   TEN      SINCE
                                                               YEAR    YEAR   YEAR   INCEPTION*
                                                               ----    ----   ----   ----------
Consumer Products and Services Fund.........................   23.35%  N/A    N/A      165.66%
Financial Services Fund.....................................   13.68%  N/A    N/A      100.33%
Health Care Fund............................................   19.09%  N/A    N/A      108.50%
Infrastructure Fund.........................................    4.82%  N/A    N/A       39.45%
Resources Fund..............................................  (34.09)% N/A    N/A        4.54%
Telecommunications Fund.....................................   18.76%  N/A    N/A       57.66%

---------------

* The inception date for Advisor Class shares of each Fund is 06/01/95.

  Each Fund's investment results will vary from time to time depending upon market conditions, the composition of each Fund's portfolio and operating expenses of each Fund, so that current or past yield or total return should not be considered representative of what an investment in each Fund may earn in any future period. These factors and possible differences in the methods used in calculating investment results should be considered when comparing each Fund's investment results with those published for other investment companies and other investment vehicles. Each Fund's results also should be considered relative to the risks associated with such Fund's investment objective and policies.

PERFORMANCE INFORMATION

  All advertisements of a Fund will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of the Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding the Fund's performance is contained in the Fund's annual report to shareholders, which is available upon request and without charge.

  A Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return.

  A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period.

BECAUSE AVERAGE ANNUAL RETURNS TEND TO EVEN OUT VARIATIONS IN THE FUND'S RETURN, INVESTORS SHOULD RECOGNIZE THAT SUCH RETURNS ARE NOT THE SAME AS ACTUAL YEAR-BY-YEAR RESULTS. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

  From time to time and in its discretion, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Voluntary fee waivers or reductions or commitments to assume expenses may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions or commitments to assume expenses, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions or reimbursement of expenses set forth in the Fee Table in the Prospectus may not be terminated without the approval of the Board of Trustees.

  A practice of waiving or reducing fees or reimbursing expenses will have the effect of increasing that Fund's yield and total return. The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results. A Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment in a Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in any Fund.

  Total return and yield figures for the Funds are neither fixed nor guaranteed, and no Fund's principal is insured. Performance quotations reflect historical information and should not be considered representative of a Fund's performance for any period in the future. Performance is a function of a number of factors which can be expected to fluctuate. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. Such publications or media entities may include the following, among others:

     Advertising Age
     Barron's
     Best's Review
     Broker World
     Business Week
     Changing Times
     Christian Science Monitor
     Consumer Reports
     Economist
     EuroMoney
     FACS of the Week
     Financial Planning
     Financial Product News
     Financial World
     Forbes
     Fortune
     Global Finance
     Hartford Courant Inc.
     Institutional Investor
     Insurance Forum
     Insurance Week
     Investor's Daily
     Journal of the American
       Society of CLU & ChFC
     Kiplinger Letter
     Money
     Mutual Fund Forecaster
     Mutual Fund Magazine
     Nation's Business
     New York Times
     Pension World
     Pensions & Investments
     Personal Investor
     Financial Services Week
     Philadelphia Inquirer
     Smart Money
     USA Today
     U.S. News & World Report
     Wall Street Journal
     Washington Post
     CNN
     CNBC
     PBS

  The Funds and AIM Distributors may from time to time, in advertisements, sales literature and reports furnished to present or prospective shareholders, compare each Fund with the following, or compare each Fund's performance to performance data of similar mutual funds as published in the following, among others:

     Bank Rate National Monitor Index
     Bear Stearns Foreign Bond Index
     Bond Buyer Index
     CDA/Wiesenberger Investment Company Services
       (data and mutual fund rankings and
       comparisons)
     CNBC/Financial News Composite Index
     COFI
     Consumer Price Index
     Datastream
     Donoghue's
     Dow Jones Industrial Average
     EAFE Index
     First Boston High Yield Index
     Fitch (publications)
     Ibbotson Associates International Bond Index
     International Bank for Reconstruction and
       Development (publications)
     International Finance Corporation Emerging
       Markets Database
     International Financial Statistics
     Lehman Bond Indices
     Lipper Analytical Data Services, Inc. (data and
       mutual fund rankings and comparisons)
     Micropal, Inc. (data and mutual fund rankings
       and comparisons)
     Moody's Investors Service (publications)
     Morgan Stanley Capital International All
       Country (AC) World Index
     Morgan Stanley Capital International World
       Indices
     Morningstar, Inc. (data and mutual fund rankings
       and comparisons)
     NASDAQ
     Organization for Economic Cooperation and
       Development (publications)
     Salomon Brothers Global Telecommunications
       Index
     Salomon Brothers World Government Bond
       Index -- Non-U.S.
     Salomon Brothers World Government Bond Index
     Standard & Poor's (publications)
     Standard & Poor's 500 Composite Stock Price
       Index
     Stangar
     Wilshire Associates
     World Bank (publications and reports)
     The World Bank Publication of Trends in
       Developing Countries
     Worldscope

  Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

        10-year Treasuries
        30-year Treasuries
        30-day Treasury Bills

  Information relating to foreign market performance, capitalization and diversification is based on sources believed to be reliable but may be subject to revision and has not been independently verified by the Funds or AIM Distributors. Advertising for the Funds may from time to time include discussions of general economic conditions and interest rates. Advertising for the Funds may also include reference to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose (i) the largest holdings in the Fund's portfolio, (ii) certain selling group members and/or (iii) certain institutional shareholders.

  From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning, and inflation.

  Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

GENERAL INFORMATION ABOUT THE THEME FUNDS AND THEME PORTFOLIOS

  Each Theme Portfolio may invest worldwide across industries within the Portfolio area of concentration without national or regional restrictions. The ability of each Theme Portfolio to invest worldwide may allow the portfolio managers to select industries in different economic cycles and varying stages of development, though there is no assurance that the managers will be successful in this selection.

  Each Theme Portfolio's area of concentration reflects the underlying theme of the Portfolio. AIM Distributors believes that there are certain social, political and economic trends that may benefit one or more industries within a Theme Portfolio's area of concentration. Of course, there is no assurance that any of the Funds will benefit as a result.

HEALTH CARE FUND

  From time to time the Fund and AIM Distributors will quote information including data regarding:

  - Trading volume, number of listed companies and the largest companies of the global health care industry

  - Expenditures by various countries, regions and age groups on health care

  - Population of countries, regions and age groups

  - Natality and mortality rates in various regions, countries and age groups

  - Life expectancy rates in various regions, countries and age groups

  - New health care products and products seeking approval

  - Health maintenance organizations (HMOs) and their enrollment growth

  - Studies from, but not limited to, the American Medical Association showing the effectiveness of using drugs to cure illness

  - Medical technology and devices in use or in development

  - Regulatory environment of health care industries

  - Consolidation in the health care industries

  The information quoted has not been independently verified by a Fund or AIM Distributors and will be based on data provided that is believed to be reliable and accurate from sources including the following:

  - Research firms such as Mehta and Isaly which publishes Pharmaceutical Portfolio Recommendations

  - OECD and its publications such as the OECD Health Data, as supplemented annually

  - Morgan Stanley Capital International stock market industry indices such as Health & Personal Care

  - The World Bank and its publications such as The World Development Report, as supplemented annually

  - IFC and publications such as the Emerging Stock Markets Factbook

INFORMATION ABOUT THE GLOBAL HEALTH CARE INDUSTRIES

  The Fund and the Advisor believe that certain market and demographic factors merit an investor's consideration when making a health care investment. Worldwide standards of living and life expectancy have increased at a substantial rate. The Advisor expects this growth, which works to the general benefit of the global health care industry, to continue at a roughly comparable rate in the future, although no assurances can be given in this regard. Moreover, according to the Advisor, the health care industry historically has proven to be a relatively non-cyclical industry that continues to provide goods and services to the public in periods of economic weakness as well as economic strength.

  The Advisor believes that the anticipated increase in the world's elderly population could increase demand for health care products and services. For example, according to data compiled by the Advisor, in Japan the number of people age 65 and older is expected to grow over 100% by the year 2025; in Germany, France and the U.S., the same age group should grow 40%. Similarly, the U.S. Census Bureau predicts the number of Americans 85 and older to double in the next 30 years. From time to time, the Fund and AIM Distributors will quote information including, but not limited to, international data regarding populations, birth rates, mortality rates, life expectancy, health care expenditures, and gross domestic product vs. life expectancy. The information quoted has not been independently verified by the Fund or AIM Distributors and will be based on data that is believed to be reliable and accurate.

TELECOMMUNICATIONS FUND

  From time to time the Fund and AIM Distributors will quote information including data regarding:

  - Increased usage of new technologies such as, but not limited to, cellular and wireless communications in emerging and established countries around the world

  - Supply and demand of telephone equipment and services

  - Regulatory environment of telecommunications industries

  - Revenue, price and usage of telecommunications products and services

  - Privatization and/or deregulation of telecommunications companies

  The information quoted has not been independently verified by the Fund or AIM Distributors and will be based on data provided that is believed to be reliable and accurate from sources including the following:

  - Salomon Brothers World Equity Telecommunications Index, which includes stock market data about the telecommunications industry in established and developing markets

  - OECD and other publications from its subsidiaries such as the International Telecommunications Union

  - Morgan Stanley Capital International stock market industry indices such as Telecommunications, Broadcasting & Publishing and Data Processing & Reproduction

  - International Technology Consultants, a Washington D.C. based firm which publishes reports such as Eastern European & Soviet Telecom Report and Latin American Telecom Report

  - Telegeography and other publications

DEREGULATION IN THE UNITED STATES

  The United States has been the bellwether for deregulation of the telephone industry. The divestiture of the Bell System from American Telephone and Telegraph has produced competing companies in the United States. Such U.S. market-driven competition has, for example, led to lower costs for consumers which in turn led to greater consumer usage and to higher industrywide revenues. The Advisor expects this scenario to continue to benefit such companies in the U.S. and similarly to be realized by the established telecommunications companies in established economies, although no assurances can be made in this regard.

CONSUMER PRODUCTS AND SERVICES FUND

  From time to time the Fund and AIM Distributors will quote information including data regarding:

  - Trading volume, number of listed companies and the largest companies located around the world in the consumer products and services industries

  - Expenditures, demand and consumption by various countries, regions, income classes and age groups of consumer products and services

  - Population of countries, regions and age groups

  - Life expectancy rates in various regions, countries and age groups

  - New consumer products and services in the development or manufacturing stages

  - Income of various regions, countries and age groups

  - Sales and sales growth of consumer products and services companies in their own country and abroad

  - Sales, supply and demand of consumer products and services

  - Parent Companies and the products and services they distribute

  - Regulatory environment of consumer products industries

  The information quoted will not be independently verified by the Fund or AIM Distributors and will be based on data provided that is believed to be reliable and accurate from sources including the following:

  - Consumer and trade groups

  - Fortune magazine and other periodicals

  - The World Bank and its publications

  - The International Monetary Fund (IMF) and its publications

  - IFC and its publications

  - OECD and its publications

INFRASTRUCTURE FUND

  From time to time the Fund and AIM Distributors may quote information including:

  - Supply and demand of telephone equipment and services, electricity, water, transportation, construction materials and other infrastructure related products and services

  - Regulatory environment of infrastructure industries

  - Quantity and costs of current and projected infrastructure projects

  - Privatization of industries and companies

  - New technologies, products and services used in infrastructure industries

  - Infrastructure Finance magazine and other periodicals

FINANCIAL SERVICES FUND

  From time to time the Fund and AIM Distributors may quote information including:

  - Supply and demand of financial services

  - Regulatory environment of financial service industries

  - Credit ratings of U.S. and non-U.S. banks

  - New technologies, products and services used in the financial services industries

  - Consolidation in the financial services industries

RESOURCES FUND

  From time to time the Fund and AIM Distributors may quote information including:

  - Supply, demand and prices of natural resources

  - Regulatory environment of natural resources

  - Supply, demand and prices of products manufactured from natural resources

  - New technologies, products and services used in the natural resources industries

                                    APPENDIX

                          DESCRIPTION OF BOND RATINGS

  Moody's Investors Service, Inc. ("Moody's") rates the debt securities issued by various entities from "Aaa" to "C." Investment grade ratings are the first four categories:

  Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities. A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Baa -- Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), rates the securities debt of various entities in categories ranging from "AAA" to "D" according to quality. Investment grade ratings are the first four categories: AAA -- An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong. AA -- An obligation rated "AA" differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong. A -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. BBB -- An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. BB, B, CCC, CC, C -- Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. BB - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. B -- An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.
CCC -- An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC -- An obligation rated "CC" is currently highly vulnerable to nonpayment.
C -- The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. D -- An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

  Moody's employs the designation "Prime-1" to indicate commercial paper having a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  S&P ratings of commercial paper are graded into several categories ranging from "A-1" for the highest quality obligations to "D" for the lowest. Issues in the "A" category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus sign (+) designation. A-2 -- Capacity for timely payments on issues with this designation is satisfactory; however, the relative degree of safety is not as high as for issues designated "A-1."

                               ABSENCE OF RATING

  Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

          1. An application for rating was not received or accepted.

          2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

          3. There is a lack of essential data pertaining to the issue or issuer.

          4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

  Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the Company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the Company ranks in the lower end of its generic rating category.

                              FINANCIAL STATEMENTS

                                       FS

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders of AIM Global Consumer Products and Services Fund (formerly GT Global Consumer Products and Services Fund) and Board of Trustees of AIM Investment Funds (formerly G.T. Investment Funds, Inc.):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Consumer Products and Services Fund - Consolidated at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                     PRICEWATERHOUSECOOPERS LLP

BOSTON, MASSACHUSETTS
DECEMBER 18, 1998

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (43.6%)
  Safeway, Inc.-/- ..........................................   US             79,300   $  3,791,531         2.3
    RETAILERS-FOOD
  Meyer (Fred), Inc.-/- .....................................   US             71,000      3,785,180         2.3
    RETAILERS-FOOD
  Telecom Italia Mobile S.p.A. ..............................   ITLY          631,100      3,667,546         2.2
    TELEPHONE NETWORKS
  Outdoor Systems, Inc.-/- ..................................   US            152,000      3,353,500         2.0
    BROADCASTING & PUBLISHING
  Lamar Advertising Co.-/- ..................................   US            105,500      3,293,578         2.0
    BROADCASTING & PUBLISHING
  Cinar Films, Inc. "B"-/- {\/} .............................   CAN           152,000      3,211,000         1.9
    BROADCASTING & PUBLISHING
  Time Warner, Inc. .........................................   US             34,000      3,155,625         1.9
    BROADCASTING & PUBLISHING
  Ames Department Stores, Inc.-/- ...........................   US            132,600      2,436,525         1.5
    RETAILERS-OTHER
  Railtrack Group PLC-/- ....................................   UK             90,590      2,432,607         1.5
    TRANSPORTATION - ROAD & RAIL
  Loblaw Cos., Ltd. .........................................   CAN           130,300      2,428,606         1.5
    RETAILERS-FOOD
  Etablissements Economiques du Casino Guichard-Perrachon
   S.A. .....................................................   FR             24,230      2,412,660         1.5
    LEISURE & TOURISM
  Clear Channel Communications, Inc.-/- .....................   US             50,400      2,296,350         1.4
    BROADCASTING & PUBLISHING
  Tandy Corp. ...............................................   US             45,000      2,230,313         1.3
    RETAILERS-OTHER
  Family Dollar Stores, Inc. ................................   US            118,100      2,140,563         1.3
    RETAILERS-APPAREL
  Promodes ..................................................   FR              3,350      2,110,602         1.3
    RETAILERS-FOOD
  American Stores Co. .......................................   US             59,900      1,950,494         1.2
    RETAILERS-FOOD
  Avis Europe PLC ...........................................   UK            443,600      1,937,085         1.2
    TRANSPORTATION - ROAD
  Musicland Stores Corp.-/- .................................   US            137,800      1,817,238         1.1
    RETAILERS-OTHER
  Tricon Global Restaurants, Inc. ...........................   US             40,000      1,740,000         1.0
    RETAILERS-FOOD
  Duane Reade, Inc.-/- ......................................   US             43,300      1,672,463         1.0
    RETAILERS-OTHER
  Wal-Mart Stores, Inc. .....................................   US             24,000      1,656,000         1.0
    RETAILERS-OTHER
  Home Depot, Inc. ..........................................   US             37,800      1,644,300         1.0
    RETAILERS-OTHER
  Dollar Tree Stores, Inc.-/- ...............................   US             41,850      1,613,841         1.0
    RETAILERS-OTHER
  Linens 'N Things, Inc.-/- .................................   US             52,000      1,608,750         1.0
    RETAILERS-APPAREL
  Gap, Inc. .................................................   US             26,000      1,563,250         0.9
    RETAILERS-APPAREL

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (Continued)
  Longs Drug Stores Corp. ...................................   US             36,600   $  1,429,688         0.9
    RETAILERS-OTHER
  Carnival Corp. ............................................   US             43,600      1,411,550         0.8
    LEISURE & TOURISM
  The Kroger Co. ............................................   US             24,000      1,332,000         0.8
    RETAILERS-FOOD
  Costco Companies, Inc.-/- .................................   US             19,000      1,078,250         0.6
    RETAILERS-FOOD
  CBS Corp. .................................................   US             35,000        977,813         0.6
    BROADCASTING & PUBLISHING
  American Eagle Outfitters, Inc.-/- ........................   US             22,000        891,000         0.5
    RETAILERS-APPAREL
  Bed Bath & Beyond-/- ......................................   US             32,000        882,000         0.5
    RETAILERS-OTHER
  Abercrombie & Fitch Co.-/- ................................   US             22,000        873,125         0.5
    RETAILERS-APPAREL
  Fred's, Inc. ..............................................   US             65,500        855,594         0.5
    RETAILERS-OTHER
  Paychex, Inc. .............................................   US             17,000        845,750         0.5
    CONSUMER SERVICES
  TJX Cos., Inc. ............................................   US             43,000        814,313         0.5
    RETAILERS-APPAREL
  Pacific Sunwear of California-/- ..........................   US             32,100        694,163         0.4
    RETAILERS-APPAREL
  Young & Rubicam, Inc.-/- ..................................   US             13,100        342,238         0.2
    BUSINESS & PUBLIC SERVICES
                                                                                        ------------
                                                                                          72,377,091
                                                                                        ------------
Consumer Non-Durables (30.0%)
  Heineken N.V. .............................................   NETH           99,225      5,285,838         3.2
    BEVERAGES - ALCOHOLIC
  The Dial Corp. ............................................   US            157,400      4,338,338         2.6
    HOUSEHOLD PRODUCTS
  Philip Morris Cos., Inc. ..................................   US             80,400      4,110,450         2.5
    TOBACCO AND FOOD
  Clorox Co. ................................................   US             35,200      3,845,600         2.3
    HOUSEHOLD PRODUCTS
  Compagnie Financiere Richemont AG "A" Units ...............   SWTZ            2,650      3,521,335         2.1
    TOBACCO
  Coca-Cola Co. .............................................   US             46,000      3,110,750         1.9
    BEVERAGES - NON-ALCOHOLIC
  Anheuser-Busch Cos., Inc. .................................   US             52,000      3,090,750         1.9
    BEVERAGES - ALCOHOLIC
  Nestle S.A. - Registered ..................................   SWTZ            1,372      2,916,994         1.8
    FOOD
  Danone ....................................................   FR             10,400      2,750,887         1.7
    FOOD
  Adolph Coors Co. "B" ......................................   US             47,200      2,360,000         1.4
    BEVERAGES - ALCOHOLIC

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Consumer Non-Durables (Continued)
  Quaker Oats Co. ...........................................   US             37,100   $  2,191,219         1.3
    FOOD
  Unilever PLC-/- ...........................................   UK            212,210      2,130,266         1.3
    HOUSEHOLD PRODUCTS
  British American Tobacco PLC - ADR-/- .....................   US            116,600      2,120,663         1.3
    TOBACCO
  Diageo PLC ................................................   UK            174,500      1,883,094         1.1
    BEVERAGES - ALCOHOLIC
  Foster's Brewing Group Ltd. ...............................   AUSL          750,000      1,842,188         1.1
    BEVERAGES - ALCOHOLIC
  SEITA (Societe Nationale d'Exploitation Industrielle des
   Tabacs et Allumettes) ....................................   FR             29,400      1,746,943         1.1
    TOBACCO
  The Earthgrains Co. .......................................   US             47,000      1,410,000         0.8
    FOOD
  Interstate Bakeries Corp. .................................   US             24,800        621,550         0.4
    FOOD
  Saputo Group, Inc. ........................................   CAN            13,700        293,096         0.2
    FOOD
                                                                                        ------------
                                                                                          49,569,961
                                                                                        ------------
Consumer Durables (6.7%)
  Microsoft Corp.-/- ........................................   US             48,900      5,177,288         3.1
    COMPUTER SOFTWARE
  Sonic Automotive, Inc.-/- .................................   US             91,300      1,854,531         1.1
    AUTOMOBILES
  Daimler Benz AG ...........................................   GER            21,565      1,674,281         1.0
    AUTOMOBILES
  Maytag Corporation ........................................   US             31,900      1,577,056         0.9
    APPLIANCES & HOUSEHOLD
  Best Buy Co., Inc.-/- .....................................   US             20,000        960,000         0.6
    CONSUMER ELECTRONICS
                                                                                        ------------
                                                                                          11,243,156
                                                                                        ------------
Finance (5.8%)
  Fannie Mae ................................................   US             40,900      2,896,231         1.7
    OTHER FINANCIAL
  Axa - UAP .................................................   FR             18,850      2,131,516         1.3
    INSURANCE - MULTI-LINE
  Providian Financial Corp. .................................   US             21,000      1,666,875         1.0
    CONSUMER FINANCE
  SunAmerica, Inc. ..........................................   US             22,200      1,565,100         0.9
    INSURANCE - MULTI-LINE
  Metris Cos., Inc. .........................................   US             44,000      1,446,500         0.9
    CONSUMER FINANCE
                                                                                        ------------
                                                                                           9,706,222
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Materials/Basic Industry (3.4%)
  CRH PLC ...................................................   UK            212,679   $  3,099,271         1.9
    BUILDING MATERIALS & COMPONENTS
  Tyco International Ltd. ...................................   US             41,000      2,539,438         1.5
    MISC. MATERIALS & COMMODITIES
                                                                                        ------------
                                                                                           5,638,709
                                                                                        ------------
Multi-Industry/Miscellaneous (2.6%)
  General Electric Co. ......................................   US             49,400      4,322,500         2.6
                                                                                        ------------       -----
    CONGLOMERATE

TOTAL EQUITY INVESTMENTS (cost $133,549,669) ................                            152,857,639        92.1
                                                                                        ------------       -----

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated October 30, 1998, with State Street Bank & Trust Co., due November 2, 1998, for an effective yield of 5.30%,
   collateralized by $17,540,000 U.S. Treasury Notes, 5.75%
   due 9/30/99 (market value of collateral is $17,842,372,
   including accrued interest). (cost $17,489,000) ..........                             17,489,000        10.5
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $151,038,669)  * ....................                            170,346,639       102.6
Other Assets and Liabilities ................................                             (4,330,217)       (2.6)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $166,016,422       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
          * For Federal income tax purposes, cost is $153,515,812 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  18,855,154
                 Unrealized depreciation:            (2,024,327)
                                                  -------------
                 Net unrealized appreciation:     $  16,830,827
                                                  -------------
                                                  -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at October 31, 1998, was concentrated in the following countries:

                                        PERCENTAGE OF NET ASSETS {D}
                                        ----------------------------
                                                 SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY    & OTHER      TOTAL
--------------------------------------  -----   ------------   -----
Australia (AUSL/AUD) .................   1.1                     1.1
Canada (CAN/CAD) .....................   3.6                     3.6
France (FR/FRF) ......................   6.9                     6.9
Germany (GER/DEM) ....................   1.0                     1.0
Italy (ITLY/ITL) .....................   2.2                     2.2
Netherlands (NETH/NLG) ...............   3.2                     3.2
Switzerland (SWTZ/CHF) ...............   3.9                     3.9
United Kingdom (UK/GBP) ..............   7.0                     7.0
United States (US/USD) ...............  63.2        7.9         71.1
                                        -----       ---        -----
Total  ...............................  92.1        7.9        100.0
                                        -----       ---        -----
                                        -----       ---        -----

--------------

{d}  Percentages indicated are based on net assets of $166,016,422.

    The accompanying notes are an integral part of the financial statements.

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                October 31, 1998

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $133,549,669) (Note 1)..........................  $152,857,639
  Repurchase Agreement, at value and cost (Note 1)..........................................    17,489,000
  U.S. currency.................................................................  $      535
  Foreign currencies (cost $2,750,495)..........................................   2,755,656     2,756,191
                                                                                  ----------
  Receivable for securities sold............................................................     1,546,087
  Receivable for Fund shares sold...........................................................       323,204
  Dividends and dividend withholding tax reclaims receivable................................       150,278
  Miscellaneous receivable..................................................................        12,035
  Unamortized organizational costs (Note 1).................................................        11,964
  Interest receivable.......................................................................         5,148
                                                                                              ------------
    Total assets............................................................................   175,151,546
                                                                                              ------------
Liabilities:
  Payable for securities purchased..........................................................     8,091,057
  Payable for Fund shares repurchased.......................................................       442,536
  Payable for service and distribution expenses (Note 2)....................................       241,953
  Payable for investment management and administration fees (Note 2)........................       130,694
  Payable for transfer agent fees (Note 2)..................................................       100,185
  Payable for printing and postage expenses.................................................        42,237
  Payable for professional fees.............................................................        24,648
  Payable for Trustees' fees and expenses (Note 2)..........................................        12,056
  Payable for registration and filing fees..................................................         5,125
  Payable for fund accounting fees (Note 2).................................................         2,449
  Payable for custodian fees................................................................           848
  Other accrued expenses....................................................................        41,236
                                                                                              ------------
    Total liabilities.......................................................................     9,135,024
  Minority interest (Notes 1 & 2)...........................................................           100
                                                                                              ------------
Net assets..................................................................................  $166,016,422
                                                                                              ------------
                                                                                              ------------
Class A:
  Net asset value and redemption price per share ($59,879,529 DIVIDED BY 2,702,075 shares
   outstanding).............................................................................  $      22.16
                                                                                              ------------
                                                                                              ------------
  Maximum offering price per share (100/95.25 of $22.16) *..................................  $      23.27
                                                                                              ------------
                                                                                              ------------
Class B:+
  Net asset value and offering price per share ($91,613,414 DIVIDED BY 4,222,200 shares
   outstanding).............................................................................  $      21.70
                                                                                              ------------
                                                                                              ------------
Advisor Class:
  Net asset value, offering price per share, and redemption price per share ($14,523,479
   DIVIDED BY 642,459 shares outstanding)...................................................  $      22.61
                                                                                              ------------
                                                                                              ------------
Net assets consist of:
  Paid in capital (Note 4)..................................................................  $144,231,004
  Accumulated net realized gain on investments and foreign currency transactions............     2,459,227
  Net unrealized appreciation on translation of assets and liabilities in foreign
   currencies...............................................................................        18,221
  Net unrealized appreciation of investments................................................    19,307,970
                                                                                              ------------
Total -- representing net assets applicable to capital shares outstanding...................  $166,016,422
                                                                                              ------------
                                                                                              ------------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1998

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of $109,205)...............................  $ 1,263,585
  Interest income............................................................................      727,860
  Securities lending income..................................................................       61,127
                                                                                               -----------
    Total investment income..................................................................    2,052,572
                                                                                               -----------
Expenses:
  Investment management and administration fees (Note 2).....................................    1,786,377
  Service and distribution expenses: (Note 2)
    Class A.....................................................................  $   335,139
    Class B.....................................................................    1,005,968    1,341,107
                                                                                  -----------
  Transfer agent fees (Note 2)...............................................................      478,410
  Printing and postage expenses..............................................................      117,338
  Professional fees..........................................................................       85,210
  Fund accounting fees (Note 2)..............................................................       47,155
  Registration and filing fees...............................................................       44,460
  Custodian fees.............................................................................       43,690
  Trustees' fees and expenses (Note 2).......................................................       22,550
  Amortization of organization costs (Note 1)................................................       10,300
  Other expenses.............................................................................       21,447
                                                                                               -----------
    Total expenses before reductions.........................................................    3,998,044
                                                                                               -----------
      Expense reductions (Note 5)............................................................      (40,195)
                                                                                               -----------
    Total net expenses.......................................................................    3,957,849
                                                                                               -----------
Net investment loss..........................................................................   (1,905,277)
                                                                                               -----------
Net realized and unrealized gain (loss) on investments and foreign currencies:
  (Note 1)
  Net realized gain on investments..............................................    4,701,157
  Net realized loss on foreign currency transactions............................      (45,712)
                                                                                  -----------
    Net realized gain during the year........................................................    4,655,445
  Net change in unrealized appreciation on translation of assets and liabilities
   in foreign currencies........................................................       13,162
  Net change in unrealized appreciation of investments..........................   10,759,527
                                                                                  -----------
    Net unrealized appreciation during the year..............................................   10,772,689
                                                                                               -----------
Net realized and unrealized gain on investments and foreign currencies.......................   15,428,134
                                                                                               -----------
Net increase in net assets resulting from operations.........................................  $13,522,857
                                                                                               -----------
                                                                                               -----------

    The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                              YEAR ENDED        YEAR ENDED
                                                                                              OCTOBER 31,       OCTOBER 31,
                                                                                                 1998              1997
                                                                                            ---------------   ---------------
Increase (decrease) in net assets
Operations:
  Net investment loss.....................................................................   $ (1,905,277)     $ (1,662,851)
  Net realized gain on investments and foreign currency transactions......................      4,655,445        16,167,449
  Net change in unrealized appreciation on translation of assets and liabilities in
   foreign currencies.....................................................................         13,162             5,172
  Net change in unrealized appreciation (depreciation) of investments.....................     10,759,527          (714,518)
                                                                                            ---------------   ---------------
    Net increase in net assets resulting from operations..................................     13,522,857        13,795,252
                                                                                            ---------------   ---------------
Class A:
Distributions to shareholders: (Note 1)
  From net realized gain on investments...................................................     (5,574,558)       (3,424,902)
Class B:
Distributions to shareholders: (Note 1)
  From net realized gain on investments...................................................     (8,128,120)       (4,055,905)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net realized gain on investments...................................................       (962,828)         (308,573)
                                                                                            ---------------   ---------------
    Total distributions...................................................................    (14,665,506)       (7,789,380)
                                                                                            ---------------   ---------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested........................................     92,335,349       136,239,369
  Decrease from capital shares repurchased................................................    (87,838,591)     (151,833,735)
                                                                                            ---------------   ---------------
    Net increase (decrease) from capital share transactions...............................      4,496,758       (15,594,366)
                                                                                            ---------------   ---------------
Total increase (decrease) in net assets...................................................      3,354,109        (9,588,494)
Net assets:
  Beginning of year.......................................................................    162,662,313       172,250,807
                                                                                            ---------------   ---------------
  End of year *...........................................................................   $166,016,422      $162,662,313
                                                                                            ---------------   ---------------
                                                                                            ---------------   ---------------
 * Includes undistributed net investment income...........................................   $         --                --
                                                                                            ---------------   ---------------
                                                                                            ---------------   ---------------

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                            CLASS A
                                                                ---------------------------------------------------------------
                                                                                                         DECEMBER 30, 1994
                                                                      YEAR ENDED OCTOBER 31,             (COMMENCEMENT OF
                                                                ----------------------------------          OPERATIONS)
                                                                 1998 (d)    1997 (d)    1996 (d)     TO OCTOBER 31, 1995 (d)
                                                                ----------  ----------  ----------  ---------------------------
Per Share Operating Performance:
Net asset value, beginning of period..........................  $   22.19   $   20.98   $   14.59            $   11.43
                                                                ----------  ----------  ----------            --------
Income from investment operations:
  Net investment income (loss)................................      (0.19)      (0.15)      (0.22)                0.02*
  Net realized and unrealized gain on investments.............       2.05        2.27        7.13                 3.14
                                                                ----------  ----------  ----------            --------
    Net increase from investment operations...................       1.86        2.12        6.91                 3.16
                                                                ----------  ----------  ----------            --------
Distributions to shareholders:
  From net realized gain on investments.......................      (1.89)      (0.91)      (0.52)                  --
                                                                ----------  ----------  ----------            --------
    Total distributions.......................................      (1.89)      (0.91)      (0.52)                  --
                                                                ----------  ----------  ----------            --------
Net asset value, end of period................................  $   22.16   $   22.19   $   20.98            $   14.59
                                                                ----------  ----------  ----------            --------
                                                                ----------  ----------  ----------            --------

Total investment return (c)...................................       8.66%      10.55%      48.82%               27.65% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)..........................  $  59,880   $  62,637   $  76,900            $   4,082
Ratio of net investment income (loss) to average net assets:
  With expense reductions and/or reimbursement (Notes 2 &
   5).........................................................      (0.81)%     (0.72)%     (1.14)%               0.20% (a)
  Without expense reductions and/or reimbursement.............      (0.83)%     (0.87)%     (1.24)%             (11.11)% (a)
Ratio of expenses to average net assets:
  With expense reductions and/or reimbursement (Notes 2 &
   5).........................................................       1.93%       1.84%       2.24%                2.32% (a)
  Without expense reductions and/or reimbursement.............       1.95%       1.99%       2.34%               13.63% (a)
Portfolio turnover rate++.....................................        221%        392%        169%                 240% (a)

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share operating data were calculated based upon average shares outstanding during the period.
  * Before reimbursement net investment income (loss) per share would have been reduced (increased) by $1.12, $1.04 and $0.61 for Class A, Class B and Advisor Class, respectively.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                               CLASS B
                                                                   ---------------------------------------------------------------
                                                                                                            DECEMBER 30, 1994
                                                                         YEAR ENDED OCTOBER 31,             (COMMENCEMENT OF
                                                                   ----------------------------------          OPERATIONS)
                                                                    1998 (d)    1997 (d)    1996 (d)     TO OCTOBER 31, 1995 (d)
                                                                   ----------  ----------  ----------  ---------------------------
Per Share Operating Performance:
Net asset value, beginning of period.............................  $   21.86   $   20.79   $   14.53            $   11.43
                                                                   ----------  ----------  ----------            --------
Income from investment operations:
  Net investment income (loss)...................................      (0.30)      (0.24)      (0.31)               (0.04) *
  Net realized and unrealized gain on investments................       2.03        2.22        7.09                 3.14
                                                                   ----------  ----------  ----------            --------
    Net increase from investment operations......................       1.73        1.98        6.78                 3.10
                                                                   ----------  ----------  ----------            --------
Distributions to shareholders:
  From net realized gain on investments..........................      (1.89)      (0.91)      (0.52)                  --
                                                                   ----------  ----------  ----------            --------
    Total distributions..........................................      (1.89)      (0.91)      (0.52)                  --
                                                                   ----------  ----------  ----------            --------
Net asset value, end of period...................................  $   21.70   $   21.86   $   20.79            $   14.53
                                                                   ----------  ----------  ----------            --------
                                                                   ----------  ----------  ----------            --------

Total investment return (c)......................................       8.16%       9.95%      48.11%               27.12% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's).............................  $  91,613   $  93,978   $  87,904            $   2,959
Ratio of net investment income (loss) to average net assets:
  With expense reductions and/or reimbursement (Notes 2 & 5).....      (1.31)%     (1.22)%     (1.64)%              (0.30)% (a)
  Without expense reductions and/or reimbursement................      (1.33)%     (1.37)%     (1.74)%             (11.61)% (a)
Ratio of expenses to average net assets:
  With expense reductions and/or reimbursement (Notes 2 & 5).....       2.43%       2.34%       2.74%                2.82% (a)
  Without expense reductions and/or reimbursement................       2.45%       2.49%       2.84%               14.13% (a)
Portfolio turnover rate++........................................        221%        392%        169%                 240% (a)

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share operating data were calculated based upon average shares outstanding during the period.
  * Before reimbursement net investment income (loss) per share would have been reduced (increased) by $1.12, $1.04 and $0.61 for Class A, Class B and Advisor Class, respectively.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                                           ADVISOR CLASS+
                                                                   ---------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                                                   ----------------------------------         JUNE 1, 1995
                                                                    1998 (d)    1997 (d)    1996 (d)     TO OCTOBER 31, 1995 (d)
                                                                   ----------  ----------  ----------  ---------------------------
Per Share Operating Performance:
Net asset value, beginning of period.............................  $   22.50   $   21.15   $   14.64            $   11.84
                                                                   ----------  ----------  ----------            --------
Income from investment operations:
  Net investment income (loss)...................................      (0.08)      (0.04)      (0.13)                0.04*
  Net realized and unrealized gain on investments................       2.08        2.30        7.16                 2.76
                                                                   ----------  ----------  ----------            --------
    Net increase from investment operations......................       2.00        2.26        7.03                 2.80
                                                                   ----------  ----------  ----------            --------
Distributions to shareholders:
  From net realized gain on investments..........................      (1.89)      (0.91)      (0.52)                  --
                                                                   ----------  ----------  ----------            --------
    Total distributions..........................................      (1.89)      (0.91)      (0.52)                  --
                                                                   ----------  ----------  ----------            --------
Net asset value, end of period...................................  $   22.61   $   22.50   $   21.15            $   14.64
                                                                   ----------  ----------  ----------            --------
                                                                   ----------  ----------  ----------            --------

Total investment return (c)......................................       9.20%      11.15%      49.50%               23.65% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's).............................  $  14,523   $   6,047   $   7,446            $     164
Ratio of net investment income (loss) to average net assets:
  With expense reductions and/or reimbursement (Notes 2 & 5).....      (0.31)%     (0.22)%     (0.64)%               0.70% (a)
  Without expense reductions and/or reimbursement................      (0.33)%     (0.37)%     (0.74)%             (10.61)% (a)
Ratio of expenses to average net assets:
  With expense reductions and/or reimbursement (Notes 2 & 5).....       1.43%       1.34%       1.74%                1.82% (a)
  Without expense reductions and/or reimbursement................       1.45%       1.49%       1.84%               13.13% (a)
Portfolio turnover rate++........................................        221%        392%        169%                 240% (a)

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share operating data were calculated based upon average shares outstanding during the period.
  * Before reimbursement net investment income (loss) per share would have been reduced (increased) by $1.12, $1.04 and $0.61 for Class A, Class B and Advisor Class, respectively.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                October 31, 1998

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (SEE ALSO NOTE 2)
AIM Global Consumer Products and Services Fund (the "Fund"), formerly GT Global Consumer Products and Services Fund, is a separate series of AIM Investment Funds (the "Trust"), formerly G.T. Investment Funds, Inc. The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Trust has thirteen series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund invests substantially all of its investable assets in Global Consumer Products and Services Portfolio, (the "Portfolio"). The Portfolio is organized as a subtrust of Global Investment Portfolio, a Delaware business trust and is registered under the 1940 Act as an open-end management investment company.

The Portfolio has investment objectives, policies, and limitations substantially identical to those of its corresponding Fund. Therefore, the financial statements of the Fund and Portfolio have been presented on a consolidated basis, and represent all activities of both the Fund and Portfolio. Through October 31, 1998, all of the shares of beneficial interest of the Portfolio were owned by either the Fund or A I M Advisors, Inc. (the "Manager"), which has a nominal ($100) investment in the Portfolio.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges except that Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the Manager to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund and Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Portfolio after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Portfolio, it is the Portfolio's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Portfolio under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the Forward Contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amount shown in the Portfolio's "Statement of Assets and Liabilities". The Portfolio could be exposed to risk if a counter party is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Portfolio may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Portfolio writes a call or put option, an amount equal to the premium received is included in the Portfolio's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Portfolio can write options only on a covered basis, which, for a call, requires that the Portfolio hold the underlying security and, for a put, requires the Portfolio to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price, or otherwise provide adequate cover at all times while the put option is outstanding. The Portfolio may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Portfolio for the purchase of a call or put option is included in the Portfolio's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio realizes a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Portfolio is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Portfolio may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out-basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Portfolio may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Portfolio to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At October 31, 1998, stocks with an aggregate value of $23,872,564 were on loan to brokers. The loans were secured by cash collateral of $24,380,125 received by the Portfolio. For the year ended October 31, 1998, the Fund received fees of $61,127.

For international securities, cash collateral is received by the Portfolio against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Portfolio against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

(I) TAXES
It is the intended policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, unrealized appreciation of securities held, or excise tax on income and capital gains.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolio and timing differences.

(K) DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund in connection with its organization, its initial registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $51,500. These expenses are being amortized on a straightline basis over a five-year period.

(L) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Portfolio's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

In addition, the Portfolio's policy of concentrating its investments in companies in the consumer products and services industry subject the Portfolio to greater risk than a fund that is more diversified.

(M) INDEXED SECURITIES
The Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) RESTRICTED SECURITIES
The Portfolio is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the year, restricted securities, if any, (excluding 144A issues), are shown at the end of the Fund's Portfolio of Investments.

(O) LINE OF CREDIT
The Fund, along with certain other funds advised and/or administered by the Manager, has a line of credit with each of BankBoston and State Street Bank and Trust Company. The arrangements with the banks allow the Fund and certain other Funds to borrow, on a first come, first serve basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets. On October 31, 1998, the Fund had no loans outstanding.

For the year ended October 31, 1998, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) was $1,349,405, with a weighted average interest rate of 6.27%. Interest expense for the year ended October 31, 1998 was $10,094 and is included in "Other Expenses" on the Statement of Operations.

2. RELATED PARTIES
A I M Advisors, Inc. (the "Manager"), an indirect wholly-owned subsidiary of AMVESCAP PLC, is the Fund's and Portfolio's investment manager and administrator. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT") consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. A I M Distributors, Inc. ("AIM Distributors"), a wholly-owned subsidiary of the Manager, is the Fund's distributor as of the close of business on May 29, 1998. The Trust was reorganized from a Maryland corporation into a Delaware business trust, and the Portfolio was reorganized from a New York common law trust into a Delaware business trust on September 8, 1998. Finally, as of the close of business on September 4, 1998, A I M Fund Services, Inc. ("AFS"), an affiliate of the Manager and AIM Distributors, replaced GT Global Investor Services, Inc. ("GT Services") as the transfer agent of the Fund.

The Fund pays the Manager administration fees at the annualized rate of 0.25% of such Fund's average daily net assets. The Portfolio pays investment management and administration fees to the Manager at the annualized rate of 0.725% on the first $500 million of average daily net assets of the Portfolio; 0.70% on the next $500 million; 0.675% on the next $500 million; and 0.65% on amounts thereafter. These fees are computed daily and paid monthly.

AIM Distributors, an affiliate of the Manager, serves as the Fund's distributor. For the period ended May 29, 1998, GT Global, Inc. ("GT Global") served as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. AIM Distributors collects the sales charges imposed on sales of Class A shares, and re allows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1998, AIM Distributors and GT Global retained sales charges of $14,898 and $11,522, respectively. Purchases of Class A shares exceeding $1,000,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. AIM Distributors and GT Global collected no CDSCs for the year ended October 31, 1998. AIM Distributors also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, AIM Distributors, from its own resources, pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended October 31, 1998, AIM Distributors and GT Global collected CDSCs in the amount of $107,172 and $246,092, respectively. In addition, AIM Distributors makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

For the period ended May 29, 1998, pursuant to the then effective separate distribution plans adopted under the 1940 Act Rule 12b-1 by the Trust's Board of Trustees with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Class A Plan would have been incurred within one year of such reimbursement.

For the period ended May 29, 1998, pursuant to the Class B Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continued in effect.

Effective as of the close of business May 29, 1998, pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees adopted a Master Distribution Plan applicable to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund compensates AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A or Class B shares of the Fund. Under the Class A Plan, the Fund compensates AIM Distributors at the annualized rate of 0.50% of the average daily net assets of the Fund's Class A shares. Under the Class B Plan, the Fund compensates AIM Distributors at an annualized rate of 1.00% of the average daily net assets of the Fund's Class B shares.

The Class A Plan and the Class B Plan (together, the "Plans") are designed to compensate AIM Distributors for certain promotional and other sales-related costs, and to implement a dealer incentive program that provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A and Class B shares of the Fund. Payments also can be directed by AIM Distributors to Financial Institutions who have entered into service agreements with respect to Class A and Class B shares of the Fund and who provide continuing personal services to their customers who own Class A and Class B shares of the Fund. The service fees payable to selected Financial Institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such Institution's customers' accounts that were purchased on or after a prescribed date set forth in the Plans.

The Manager and AIM Distributors voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expense) to the maximum annual rate of 2.00%, 2.50%, and 1.50% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by AIM Distributors of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or AIM Distributors of portions of the Fund's other operating expenses.

Effective as of the close of business September 4, 1998, the Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") an annualized fee of $24.85 per shareholder accounts that are open during any monthly period (this fee includes all out-of-pocket expenses), and an annualized fee of $0.70 per shareholder account that is closed during any monthly period. Both fees shall be billed by AFS monthly in arrears on a prorated basis of 1/12 of the annualized fee for all such accounts.

For the period November 1, 1997 to September 4, 1998, GT Services, an affiliate of the Manager and AIM Distributors, was the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services received an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also was reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund and Portfolio. The monthly fee for these services paid to the Manager is a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Investment Portfolios, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

The Trust pays each Trustee who is not an employee, officer or director of the Manager, or any other affiliated company, $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1998, purchases and sales of investment securities by the Portfolio, other than U.S. government obligations and short-term investments, aggregated $340,437,744 and $336,491,637, respectively. For the year ended October 31, 1998, purchases and sales of U.S. government obligations aggregated $34,683,892 and $33,938,540, respectively.

4. CAPITAL SHARES
At October 31, 1998, there were 6,000,000,000 shares of the Trust's common stock authorized, at $0.0001 par value. Of this amount, 400,000,000 were classified as shares of the AIM Global Telecommunications Fund; 400,000,000 were classified as shares of AIM Global Government Income Fund; 200,000,000 were classified as shares of AIM Global Health Care Fund; 200,000,000 were classified as shares of AIM Strategic Income Fund; 200,000,000 were classified as shares of AIM Developing Markets Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of AIM Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of AIM Latin American Growth Fund; 200,000,000 were classified as shares of AIM Emerging Markets Fund; 200,000,000 were classified as shares of AIM Emerging Markets Debt Fund; 200,000,000 were classified as shares of AIM Global Financial Services Fund; 200,000,000 were classified as shares of AIM Global Resources Fund; 200,000,000 were classified as shares of AIM Global Infrastructure Fund; 200,000,000 were classified as shares of AIM Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Trust's were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fifteen series of the Trust's and designated as Advisor Class common stock. 1,100,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                           YEAR ENDED               YEAR ENDED
                                                                        OCTOBER 31, 1998         OCTOBER 31, 1997
                                                                     -----------------------  -----------------------
CLASS A                                                                SHARES      AMOUNT       SHARES      AMOUNT
-------------------------------------------------------------------  ----------  -----------  ----------  -----------
Shares sold........................................................   1,525,543  $35,645,676   3,438,964  $69,880,587
Shares issued in connection with reinvestment of distributions.....     232,572    5,000,306     143,274    2,884,089
                                                                     ----------  -----------  ----------  -----------
                                                                      1,758,115   40,645,982   3,582,238   72,764,676
Shares repurchased.................................................  (1,879,330) (43,281,212) (4,424,828) (88,957,730)
                                                                     ----------  -----------  ----------  -----------
Net decrease.......................................................    (121,215) $(2,635,230)   (842,590) $(16,193,054)
                                                                     ----------  -----------  ----------  -----------
                                                                     ----------  -----------  ----------  -----------

CLASS B
-------------------------------------------------------------------
Shares sold........................................................   1,214,959  $28,040,109   2,703,434  $53,329,784
Shares issued in connection with reinvestment of distributions.....     327,547    6,924,836     168,859    3,364,713
                                                                     ----------  -----------  ----------  -----------
                                                                      1,542,506   34,964,945   2,872,293   56,694,497
Shares repurchased.................................................  (1,618,880) (36,544,113) (2,802,820) (55,171,454)
                                                                     ----------  -----------  ----------  -----------
Net increase (decrease)............................................     (76,374) $(1,579,168)     69,473  $ 1,523,043
                                                                     ----------  -----------  ----------  -----------
                                                                     ----------  -----------  ----------  -----------
ADVISOR CLASS
-------------------------------------------------------------------
Shares sold........................................................     675,379  $15,761,998     287,832  $ 6,471,623
Shares issued in connection with reinvestment of distributions.....      44,088      962,424      15,186      308,573
                                                                     ----------  -----------  ----------  -----------
                                                                        719,467   16,724,422     303,018    6,780,196
Shares repurchased.................................................    (345,732)  (8,013,266)   (386,341)  (7,704,551)
                                                                     ----------  -----------  ----------  -----------
Net increase (decrease)............................................     373,735  $ 8,711,156     (83,323) $  (924,355)
                                                                     ----------  -----------  ----------  -----------
                                                                     ----------  -----------  ----------  -----------

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who then paid a portion of the Portfolio's expenses. For the year ended October 31, 1998, the Portfolio's expenses were reduced by $40,195 under these arrangements.

6. PROXY RESULTS (UNAUDITED)
The Special Meeting of Shareholders of the G.T. Investment Funds, Inc., now known as AIM Investment Funds (the "Trust"), was held on May 20, 1998 at the Trust's offices, 50 California Street, 26th Floor, San Francisco, California. The meeting was held for the following purposes:

(1) To elect Trustees as follows: C. Derek Anderson, Frank S. Bayley, William J. Guilfoyle, Arthur C. Patterson, Ruth H. Quigley.

(2) To approve a new Investment Management and Administration Contract and Sub-Advisory and Sub-Administration Contract with respect to each series of the Trust (each, a "Fund," and collectively, the "Funds").

(3) To approve replacement Rule 12b-1 plans of distribution with respect to Class A and B Shares of the Fund.

(4) To approve changes to the fundamental investment restrictions of the Fund.

(5) To approve an agreement and plan of conversion and termination for the Trust.

(6) To approve the conversion of the portfolios in which certain Funds invest to Delaware business trusts.

(7) To ratify the selection of Coopers & Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's independent public accountants.

    The results of the proxy solicitation on the above matters were as follows:

                                                                                       VOTES        WITHHELD/
      TRUSTEE/MATTER                                                  VOTES FOR       AGAINST      ABSTENTIONS
      ------------------------------------------------------------  --------------  ------------  -------------
(1)   C. Derek Anderson...........................................     191,685,088           N/A     13,123,292
      Frank S. Bayley.............................................     191,766,811           N/A     13,041,568
      William J. Guilfoyle........................................     191,828,959           N/A     12,979,420
      Arthur C. Patterson.........................................     191,845,270           N/A     12,963,109
      Ruth H. Quigley.............................................     191,869,887           N/A     12,938,492
(2)(a) Approval of investment management and administration
       contract...................................................       3,261,661       143,193      1,148,028*
(2)(b) Approval of sub-advisory and sub-administration contract....      3,246,354       152,082      1,154,446*
(3)   Approval of replacement Rule 12b-1 plans of distribution
      CLASS A SHARES..............................................       1,367,697        66,289        137,847
      CLASS B SHARES..............................................       2,090,063        80,546        169,123
(4)(a) Modification of Fundamental Restriction on Portfolio
       Diversification............................................       3,234,115       159,402      1,159,366*
(4)(b) Modification of Fundamental Restriction on Issuing Senior
       Securities and Borrowing Money.............................       3,234,136       159,381      1,159,366*
(4)(c) Modification of Fundamental Restriction on Making Loans.....      3,235,430       158,087      1,159,366*
(4)(d) Modification of Fundamental Restriction on Underwriting
       Securities.................................................       3,235,430       158,087      1,159,366*
(4)(e) Modification of Fundamental Restriction on Real Estate
       Investments................................................       3,235,304       158,213      1,159,366*
(4)(f) Modification of Fundamental Restriction on Investing in
       Commodities................................................       3,235,430       158,087      1,159,366*
(4)(g) Modification of Fundamental Restriction on Margin
       Transactions...............................................       3,235,304       158,213      1,159,366*
(4)(h) Elimination of Fundamental Restriction on Pledging Assets...      3,235,325       158,192      1,159,366*
(4)(i) Elimination of Fundamental Restriction on Investments in
       Oil, Gas and Mineral Leases and Programs...................       3,235,199       158,318      1,159,366*
(5)   Approval of an agreement and plan of conversion and
       termination with respect to the Trust......................     190,027,469     6,362,084     94,055,040*
(6)   Approval of the conversion of the portfolios in which
       certain Funds invest.......................................       3,267,649       116,825      1,168,407*
(7)   Ratification of the selection of Coopers and Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's
       independent public accountants.............................     191,358,779     2,114,168     11,333,063

------------------------
   * Includes Broker Non-Votes

------------------------
FEDERAL TAX INFORMATION (UNAUDITED):

    Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $800,000 as capital gain dividends for the fiscal year ended October 31, 1998.

    Pursuant to Section 854 of the Internal Revenue Code, the Fund designates 18.56% of ordinary income dividends paid (including short-term capital gain distributions, if any) by the Fund as income qualifying for the dividends received deduction for corporations for the fiscal year ended October 31, 1998.

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders of AIM Global Financial Services Fund (formerly GT Global Financial Services Fund) and Board of Trustees of AIM Investment Funds (formerly G.T. Investment Funds, Inc.):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Financial Services Fund - Consolidated at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                     PRICEWATERHOUSECOOPERS LLP

BOSTON, MASSACHUSETTS
DECEMBER 18, 1998

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Banks-Regional (29.2%)
  Allied Irish Bank PLC: .....................................   IRE                --            --         2.9
    Common{V} ................................................   --             98,797   $ 1,413,275          --
    Common ...................................................   --             79,460     1,147,550          --
  First Union Corp. (N.C.) ...................................   US             42,433     2,461,114         2.8
  GreenPoint Financial Corp. .................................   US             66,200     2,172,188         2.5
  Bank of Ireland ............................................   IRE           111,659     2,063,410         2.4
  City National Corp. ........................................   US             52,550     1,796,553         2.0
  Crestar Financial Corp. ....................................   US             21,800     1,436,075         1.6
  Sparebanken NOR (Union Bank of Norway) .....................   NOR            71,436     1,359,391         1.6
  Norwest Corp. ..............................................   US             35,000     1,301,563         1.5
  St. George Bank Ltd. .......................................   AUSL          191,555     1,277,672         1.5
  Bayerische Vereinsbank .....................................   GER            16,070     1,276,784         1.4
  Bank of Nova Scotia ........................................   CAN            54,600     1,139,786         1.3
  North Fork Bancorporation, Inc. ............................   US             50,000       993,750         1.2
  Sovereign Bancorp, Inc. ....................................   US             73,840       969,150         1.1
  Fleet Financial Group, Inc. ................................   US             24,000       958,500         1.1
  TeleBanc Financial Corp.-/- ................................   US             52,100       950,825         1.1
  UnionBanCal Corp. ..........................................   US              8,000       740,000         0.9
  Halifax PLC ................................................   UK             49,600       657,239         0.8
  Banco Commercial S.A.: .....................................   URGY               --            --         0.8
    144A GDR(::) {.} {\/} ....................................   --             15,300       306,000          --
    Reg S GDR{c} {\/} ........................................   --             15,200       304,000          --
  Banca Turco Romana S.A. - Reg S GDR-/- {c} {\/} ............   ROM            88,000       402,600         0.5
  ForeningsSparbanken AB .....................................   SWDN            5,750       155,933         0.2
                                                                                         -----------
                                                                                          25,283,358
                                                                                         -----------
Banks-Money Center (18.2%)
  Citigroup, Inc. ............................................   US             39,925     1,878,970         2.2
  BankAmerica Corp. ..........................................   US             30,143     1,731,339         2.0
  HSBC Holdings PLC ..........................................   UK             59,990     1,405,153         1.6
  UBS AG - Registered ........................................   SWTZ            4,836     1,326,276         1.5
  Lloyds TSB Group PLC .......................................   UK            101,401     1,251,183         1.5
  ABN AMRO Holdings N.V. .....................................   NETH           56,347     1,055,865         1.2
  Deutsche Bank AG ...........................................   GER            14,770       919,165         1.1
  Mellon Bank Corp. ..........................................   US             14,600       877,825         1.0
  National Australia Bank Ltd. ...............................   AUSL           66,137       876,315         1.0
  Bank Hapoalim Ltd. .........................................   ISRL          483,000       873,834         1.0
  Chase Manhattan Corp. ......................................   US             14,500       823,781         1.0
  Istituto Banc San Paolo Tori-/- ............................   ITLY           55,000       817,042         1.0
  Anglo-Irish Bank Corp., PLC{V} .............................   IRE           325,168       783,406         0.9
  Barclays PLC ...............................................   UK             25,000       538,314         0.6
  Dresdner Bank AG ...........................................   GER            13,620       530,778         0.6
                                                                                         -----------
                                                                                          15,689,246
                                                                                         -----------
Other Financial (14.3%)
  Newcourt Credit Group, Inc. ................................   CAN            74,400     2,447,844         2.8
  Fannie Mae .................................................   US             31,000     2,195,188         2.6

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Other Financial (Continued)
  Doral Financial Corp. ......................................   US            102,400   $ 1,792,000         2.1
  Investors Financial Services Corp. .........................   US             25,500     1,373,813         1.6
  UniCapital Corp.-/- ........................................   US            160,000     1,110,000         1.3
  ING Groep N.V. .............................................   NETH           20,035       969,678         1.1
  Merita Ltd. "A" ............................................   FIN           178,850       963,107         1.1
  Fidelity National Financial, Inc. ..........................   US             22,000       676,500         0.8
  Household International, Inc. ..............................   US             12,752       466,245         0.5
  Shohkoh Fund ...............................................   JPN             1,200       365,590         0.4
                                                                                         -----------
                                                                                          12,359,965
                                                                                         -----------
Consumer Finance (11.6%)
  Providian Financial Corp. ..................................   US             46,000     3,651,249         4.2
  Capital One Financial Corp. ................................   US             19,600     1,994,300         2.3
  Aeon Credit Service ........................................   HK          8,894,000     1,481,472         1.7
  Acom Co., Ltd. .............................................   JPN            20,000     1,118,941         1.3
  Metris Cos., Inc. ..........................................   US             30,000       986,250         1.1
  American Express Co. .......................................   US              9,500       839,563         1.0
                                                                                         -----------
                                                                                          10,071,775
                                                                                         -----------
Insurance - Multi-Line (10.8%)
  SunAmerica, Inc. ...........................................   US             47,800     3,369,899         3.9
  Allianz AG .................................................   GER             7,503     2,574,892         3.0
  Allstate Corp. .............................................   US             44,400     1,911,975         2.2
  Axa - UAP ..................................................   FR             13,150     1,486,973         1.7
                                                                                         -----------
                                                                                           9,343,739
                                                                                         -----------
Insurance-Life (3.3%)
  Conseco, Inc. ..............................................   US             44,155     1,531,627         1.8
  AEGON N.V. .................................................   NETH           14,457     1,254,674         1.5
                                                                                         -----------
                                                                                           2,786,301
                                                                                         -----------
Securities Broker (3.1%)
  Athlon Groep N.V. ..........................................   NETH           55,670     1,579,671         1.8
  Knight/Trimark Group, Inc. "A"-/- ..........................   US            138,200     1,122,875         1.3
  Peregrine Investment Holdings Ltd.(::) .....................   HK            532,000            --          --
                                                                                         -----------
                                                                                           2,702,546
                                                                                         -----------
Investment Management (2.0%)
  Alliance Capital Management L.P. ...........................   US             68,800     1,707,100         2.0
                                                                                         -----------
Banks-Super Regional (1.0%)
  Abbey National PLC .........................................   UK             44,000       855,412         1.0
                                                                                         -----------
Consumer Services (0.8%)
  Rent-Way, Inc.-/- ..........................................   US             30,000       708,750         0.8
                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Transportation - Road (0.7%)
  Avis Rent A Car, Inc.-/- ...................................   US             30,000   $   611,250         0.7
                                                                                         -----------       -----

TOTAL EQUITY INVESTMENTS (cost $72,533,065) ..................                            82,119,442        95.0
                                                                                         -----------       -----

                                                                            PRINCIPAL       VALUE        % OF NET
FIXED INCOME INVESTMENTS                                        CURRENCY     AMOUNT       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Corporate Bonds (2.4%)
  United States (2.4%)
    Citicorp, 7.125% due 6/1/03 ..............................   USD         1,000,000     1,053,240         1.2
    BankAmerica Corp., 6.85% due 3/1/03 ......................   USD         1,000,000     1,037,530         1.2
                                                                                         -----------
Total Corporate Bonds (cost $2,085,050) ......................                             2,090,770
                                                                                         -----------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $2,085,050) .............                             2,090,770         2.4
                                                                                         -----------       -----

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
--------------------------------------------------------------                           -----------   -------------
  Dated October 30, 1998, with State Street Bank & Trust Co., due November 2, 1998, for an effective yield of 5.30%,
   collateralized by $3,475,000 U.S. Treasury Notes, 5.75% due
   9/30/99 (market value of collateral is $3,534,906,
   including accrued interest). (cost $3,464,000) ............                             3,464,000         4.0
                                                                                         -----------       -----

TOTAL INVESTMENTS (cost $78,082,115)  * ......................                            87,674,212       101.4
Other Assets and Liabilities .................................                            (1,179,228)       (1.4)
                                                                                         -----------       -----

NET ASSETS ...................................................                           $86,494,984       100.0
                                                                                         -----------       -----
                                                                                         -----------       -----

--------------

        {V}  Security is denominated in GBP.
        -/-  Non-income producing security.
       (::) Valued in good faith at fair value using procedures approved by the Board of Trustees (See Note 1 of Notes to Financial Statements).
       {\/}  U.S. currency denominated.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {c} Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
          * For Federal income tax purposes, cost is $79,608,503 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  13,063,563
                 Unrealized depreciation:            (4,997,854)
                                                  -------------
                 Net unrealized appreciation:     $   8,065,709
                                                  -------------
                                                  -------------

    Abbreviation:
    GDR--Global Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at October 31, 1998, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                                 SHORT-TERM
COUNTRY (COUNTRY CODE/ CURRENCY CODE)   EQUITY   FIXED INCOME     & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Australia (AUSL/AUD) .................    2.5                                   2.5
Canada (CAN/CAD) .....................    4.1                                   4.1
Finland (FIN/FIM) ....................    1.1                                   1.1
France (FR/FRF) ......................    1.7                                   1.7
Germany (GER/DEM) ....................    6.1                                   6.1
Hong Kong (HK/HKD) ...................    1.7                                   1.7
Ireland (IRE/IEP) ....................    6.2                                   6.2
Israel (ISRL/ILS) ....................    1.0                                   1.0
Italy (ITLY/ITL) .....................    1.0                                   1.0
Japan (JPN/JPY) ......................    1.7                                   1.7
Netherlands (NETH/NLG) ...............    5.6                                   5.6
Norway (NOR/NOK) .....................    1.6                                   1.6
Romania (ROM/ROL) ....................    0.5                                   0.5
Sweden (SWDN/SEK) ....................    0.2                                   0.2
Switzerland (SWTZ/CHF) ...............    1.5                                   1.5
United Kingdom (UK/GBP) ..............    5.5                                   5.5
United States (US/USD) ...............   52.2         2.4            2.6       57.2
Uruguay (URGY/UYP) ...................    0.8                                   0.8
                                        ------      -----          -----      -----
Total  ...............................   95.0         2.4            2.6      100.0
                                        ------      -----          -----      -----
                                        ------      -----          -----      -----

--------------

{d}  Percentages indicated are based on net assets of $86,494,984.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1998

                                                                                    UNREALIZED
                                           MARKET VALUE     CONTRACT    DELIVERY   APPRECIATION
CONTRACTS TO BUY:                         (U.S. DOLLARS)      PRICE       DATE    (DEPRECIATION)
----------------------------------------  --------------   -----------  --------  --------------
Australian Dollars......................     1,062,858         1.57888  11/27/98   $   (13,854)
Canadian Dollars........................     2,366,270         1.54610  11/24/98         5,491
Canadian Dollars........................     1,147,479         1.54560  11/24/98         2,293
                                          --------------                          --------------
  Total Contracts to Buy (Payable amount
   $4,582,677)..........................     4,576,607                                  (6,070)
                                          --------------                          --------------
THE VALUE OF CONTRACTS TO BUY AS A
 PERCENTAGE OF NET ASSETS IS 5.29%.

CONTRACTS TO SELL:
----------------------------------------
Australian Dollars......................     2,313,279         1.72236  11/27/98      (165,059)
Canadian Dollars........................     3,662,856         1.52600  11/24/98        39,634
Canadian Dollars........................     1,147,479         1.52600  11/24/98        12,416
Japanese Yen............................       859,402       144.60000  11/12/98      (167,839)
                                          --------------                          --------------
  Total Contracts to Sell (Receivable
   amount $7,702,168)...................     7,983,016                                (280,848)
                                          --------------                          --------------
THE VALUE OF CONTRACTS TO SELL AS A
 PERCENTAGE OF NET ASSETS IS 9.23%.
  Total Open Forward Foreign Currency
   Contracts, Net.......................                                           $  (286,918)
                                                                                  --------------
                                                                                  --------------

----------------
See Note 1 of Notes to the Financial Statements.

    The accompanying notes are an integral part of the financial statements.

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                October 31, 1998

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $78,082,115) (Note 1)................................  $87,674,212
  U.S. currency.......................................................................  $     938
  Foreign currencies (cost $4,377)....................................................      4,380       5,318
                                                                                        ---------
  Receivable for securities sold.................................................................   4,129,995
  Receivable for Fund shares sold................................................................     104,187
  Dividends and dividend withholding tax reclaims receivable.....................................      88,587
  Interest receivable............................................................................      42,125
  Unamortized organizational costs (Note 1)......................................................       7,323
  Miscellaneous receivable.......................................................................       2,937
                                                                                                   ----------
    Total assets.................................................................................  92,054,684
                                                                                                   ----------
Liabilities:
  Payable for securities purchased...............................................................   4,776,801
  Payable for open forward foreign currency contracts, net (Note 1)..............................     286,918
  Payable for Fund shares repurchased............................................................     202,495
  Payable for service and distribution expenses (Note 2).........................................     139,817
  Payable for investment management and administration fees (Note 2).............................      79,722
  Payable for professional fees..................................................................      22,216
  Payable for transfer agent fees (Note 2).......................................................      21,064
  Payable for registration and filing fees.......................................................       7,076
  Payable for printing and postage expenses......................................................       5,080
  Payable for Trustees' fees and expenses (Note 2)...............................................       4,040
  Payable for fund accounting fees (Note 2)......................................................       2,080
  Payable for custodian fees.....................................................................         924
  Other accrued expenses.........................................................................      11,367
                                                                                                   ----------
    Total liabilities............................................................................   5,559,600
  Minority interest (Notes 1 & 2)................................................................         100
                                                                                                   ----------
Net assets.......................................................................................  $86,494,984
                                                                                                   ----------
                                                                                                   ----------
Class A:
  Net asset value and redemption price per share ($28,433,478 DIVIDED BY 1,667,488 shares
   outstanding)..................................................................................  $    17.05
                                                                                                   ----------
                                                                                                   ----------
  Maximum offering price per share (100/95.25 of $17.05) *.......................................  $    17.90
                                                                                                   ----------
                                                                                                   ----------
Class B:+
  Net asset value and offering price per share ($48,785,265 DIVIDED BY 2,919,965 shares
   outstanding)..................................................................................  $    16.71
                                                                                                   ----------
                                                                                                   ----------
Advisor Class:
  Net asset value, offering price per share, and redemption price per share ($9,276,241 DIVIDED
   BY 535,745 shares outstanding)................................................................  $    17.31
                                                                                                   ----------
                                                                                                   ----------
Net assets consist of:
  Paid in capital (Note 4).......................................................................  $78,345,098
  Undistributed net investment income............................................................      88,991
  Accumulated net realized loss on investments and foreign currency transactions.................  (1,245,109)
  Net unrealized depreciation on translation of assets and liabilities in foreign currencies.....    (286,093)
  Net unrealized appreciation of investments.....................................................   9,592,097
                                                                                                   ----------
Total -- representing net assets applicable to capital shares outstanding........................  $86,494,984
                                                                                                   ----------
                                                                                                   ----------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1998

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of $137,628).................................  $2,001,511
  Interest income..............................................................................    272,885
  Securities lending income....................................................................     74,782
                                                                                                 ---------
    Total investment income....................................................................  2,349,178
                                                                                                 ---------
Expenses:
  Investment management and administration fees (Note 2).......................................    976,095
  Service and distribution expenses: (Note 2)
    Class A........................................................................  $  167,776
    Class B........................................................................     565,170    732,946
                                                                                     ----------
  Transfer agent fees (Note 2).................................................................    232,225
  Professional fees............................................................................     73,585
  Registration and filing fees.................................................................     65,845
  Printing and postage expenses................................................................     44,885
  Custodian fees...............................................................................     31,835
  Fund accounting fees (Note 2)................................................................     27,027
  Trustees' fees and expenses (Note 2).........................................................     17,060
  Amortization of organization costs (Note 1)..................................................     12,621
  Other expenses...............................................................................      9,777
                                                                                                 ---------
    Total expenses before reductions...........................................................  2,223,901
                                                                                                 ---------
      Expense reductions (Note 5)..............................................................    (15,228)
                                                                                                 ---------
    Total net expenses.........................................................................  2,208,673
                                                                                                 ---------
Net investment income..........................................................................    140,505
                                                                                                 ---------
Net realized and unrealized gain (loss) on investments and foreign currencies:
  (Note 1)
  Net realized loss on investments.................................................  (1,401,803)
  Net realized gain on foreign currency transactions...............................     698,914
                                                                                     ----------
    Net realized loss during the year..........................................................   (702,889)
  Net change in unrealized depreciation on translation of assets and liabilities in
   foreign currencies..............................................................    (351,998)
  Net change in unrealized appreciation of investments.............................   1,750,599
                                                                                     ----------
    Net unrealized appreciation during the year................................................  1,398,601
                                                                                                 ---------
Net realized and unrealized gain on investments and foreign currencies.........................    695,712
                                                                                                 ---------
Net increase in net assets resulting from operations...........................................  $ 836,217
                                                                                                 ---------
                                                                                                 ---------

    The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                 YEAR ENDED   YEAR ENDED
                                                                                 OCTOBER 31,  OCTOBER 31,
                                                                                    1998         1997
                                                                                 -----------  -----------
Increase in net assets
Operations:
  Net investment income (loss).................................................  $   140,505  $   (31,012)
  Net realized gain (loss) on investments and foreign currency transactions....     (702,889)   2,628,562
  Net change in unrealized appreciation (depreciation) on translation of assets and liabilities in
   foreign currencies..........................................................     (351,998)      58,275
  Net change in unrealized appreciation of investments.........................    1,750,599    6,449,986
                                                                                 -----------  -----------
    Net increase in net assets resulting from operations.......................      836,217    9,105,811
                                                                                 -----------  -----------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income...................................................      (11,044)          --
  From net realized gain on investments........................................   (1,099,618)    (580,522)
Class B:
Distributions to shareholders: (Note 1)
  From net investment income...................................................      (16,883)          --
  From net realized gain on investments........................................   (1,681,050)    (823,692)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income...................................................       (2,239)          --
  From net realized gain on investments........................................     (222,890)      (5,018)
                                                                                 -----------  -----------
    Total distributions........................................................   (3,033,724)  (1,409,232)
                                                                                 -----------  -----------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested.............................  118,551,242  130,520,030
  Decrease from capital shares repurchased.....................................  (110,820,385) (74,514,633)
                                                                                 -----------  -----------
    Net increase from capital share transactions...............................    7,730,857   56,005,397
                                                                                 -----------  -----------
Total increase in net assets...................................................    5,533,350   63,701,976
Net assets:
  Beginning of year............................................................   80,961,634   17,259,658
                                                                                 -----------  -----------
  End of year *................................................................  $86,494,984  $80,961,634
                                                                                 -----------  -----------
                                                                                 -----------  -----------
 * Includes undistributed net investment income of.............................  $    88,991  $        --
                                                                                 -----------  -----------
                                                                                 -----------  -----------

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                        CLASS A
                                          --------------------------------------------------------------------
                                                                                               MAY 31, 1994
                                                       YEAR ENDED OCTOBER 31,                (COMMENCEMENT OF
                                          ------------------------------------------------    OPERATIONS) TO
                                           1998 (D)    1997 (D)    1996 (D)     1995 (D)     OCTOBER 31, 1994
                                          ----------  ----------  -----------  -----------  ------------------
Per Share Operating Performance:
Net asset value, beginning of period....  $   17.22   $   14.20    $   11.92    $   11.62       $   11.43
                                          ----------  ----------  -----------  -----------       --------
Income from investment operations:
  Net investment income (loss)..........       0.07        0.04         0.05*        0.17* *          0.02* * *
  Net realized and unrealized gain on
   investments..........................       0.37        3.97         2.36         0.13            0.17
                                          ----------  ----------  -----------  -----------       --------
    Net increase from investment
     operations.........................       0.44        4.01         2.41         0.30            0.19
                                          ----------  ----------  -----------  -----------       --------
Distributions to shareholders:
  From net investment income............      (0.01)         --        (0.12)          --              --
  From net realized gain on
   investments..........................      (0.60)      (0.99)       (0.01)          --              --
                                          ----------  ----------  -----------  -----------       --------
    Total distributions.................      (0.61)      (0.99)       (0.13)          --              --
                                          ----------  ----------  -----------  -----------       --------
Net asset value, end of period..........  $   17.05   $   17.22    $   14.20    $   11.92       $   11.62
                                          ----------  ----------  -----------  -----------       --------
                                          ----------  ----------  -----------  -----------       --------

Total investment return (c).............       2.53%      29.91%       20.21%        2.58%           1.66 % (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  28,433   $  29,639    $   7,302    $   5,687       $   3,175
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and/or
   reimbursement (Notes 2 & 5)..........       0.37%       0.23%        0.41%        1.46%           0.66 % (a)
  Without expense reductions and/or
   reimbursement........................       0.35%       0.16%       (0.66)%      (5.34)%         (7.26)% (a)
Ratio of expenses to average net assets:
  With expense reductions and/or
   reimbursement (Notes 2 & 5)..........       1.97%       2.29%        2.32%        2.34%           2.40 % (a)
  Without expense reductions and/or
   reimbursement........................       1.99%       2.36%        3.39%        9.14%          10.32 % (a)
Portfolio turnover rate++...............        111%         91%         103%         170%             53 % (a)

----------------

  (a)  Annualized
  (b)  Not annualized
  (c)  Total investment return does not include sales charges.
  (d) These selected per share data were calculated based upon average shares outstanding during the period.
    * Before reimbursement the net investment income per share would have been reduced by $0.13 for each of the three classes.
  * * Before reimbursement the net investment income per share would have been reduced by $0.59, $0.59, $0.30 for Class A, Class B, and Advisor Class, respectively.
 * * * Before reimbursement the net investment income per share would have been reduced by $0.23 for Class A and Class B.
    + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                        CLASS B
                                          --------------------------------------------------------------------
                                                                                               MAY 31, 1994
                                                       YEAR ENDED OCTOBER 31,                (COMMENCEMENT OF
                                          ------------------------------------------------    OPERATIONS) TO
                                           1998 (D)    1997 (D)    1996 (D)     1995 (D)     OCTOBER 31, 1994
                                          ----------  ----------  -----------  -----------  ------------------
Per Share Operating Performance:
Net asset value, beginning of period....  $   16.97   $   14.06    $   11.83    $   11.60       $   11.43
                                          ----------  ----------  -----------  -----------       --------
Income from investment operations:
  Net investment income (loss)..........      (0.02)      (0.04)       (0.01) *       0.11* *          0.00* * *
  Net realized and unrealized gain on
   investments..........................       0.37        3.94         2.34         0.12            0.17
                                          ----------  ----------  -----------  -----------       --------
    Net increase from investment
     operations.........................       0.35        3.90         2.33         0.23            0.17
                                          ----------  ----------  -----------  -----------       --------
Distributions to shareholders:
  From net investment income............      (0.01)         --        (0.09)          --              --
  From net realized gain on
   investments..........................      (0.60)      (0.99)       (0.01)          --              --
                                          ----------  ----------  -----------  -----------       --------
    Total distributions.................      (0.61)      (0.99)       (0.10)          --              --
                                          ----------  ----------  -----------  -----------       --------
Net asset value, end of period..........  $   16.71   $   16.97    $   14.06    $   11.83       $   11.60
                                          ----------  ----------  -----------  -----------       --------
                                          ----------  ----------  -----------  -----------       --------

Total investment return (c).............       2.08%      29.13%       19.81%        1.98%           1.49 % (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  48,785   $  47,585    $   9,886    $   4,548       $   2,235
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and/or
   reimbursement (Notes 2 & 5)..........      (0.13)%     (0.27)%      (0.09)%       0.96%           0.16 % (a)
  Without expense reductions and/or
   reimbursement........................      (0.15)%     (0.34)%      (1.16)%      (5.84)%         (7.76)% (a)
Ratio of expenses to average net assets:
  With expense reductions and/or
   reimbursement (Notes 2 & 5)..........       2.47%       2.79%        2.82%        2.84%           2.90 % (a)
  Without expense reductions and/or
   reimbursement........................       2.49%       2.86%        3.89%        9.64%          10.82 % (a)
Portfolio turnover rate++...............        111%         91%         103%         170%             53 % (a)

----------------

  (a)  Annualized
  (b)  Not annualized
  (c)  Total investment return does not include sales charges.
  (d) These selected per share data were calculated based upon average shares outstanding during the period.
    * Before reimbursement the net investment income per share would have been reduced by $0.13 for each of the three classes.
  * * Before reimbursement the net investment income per share would have been reduced by $0.59, $0.59, $0.30 for Class A, Class B, and Advisor Class, respectively.
 * * * Before reimbursement the net investment income per share would have been reduced by $0.23 for Class A and Class B.
    + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                              ADVISOR CLASS+
                                          ------------------------------------------------------
                                                                                  JUNE 1, 1995
                                                 YEAR ENDED OCTOBER 31,                TO
                                          -------------------------------------    OCTOBER 31,
                                           1998 (D)     1997 (D)     1996 (D)       1995 (D)
                                          -----------  -----------  -----------  ---------------
Per Share Operating Performance:
Net asset value, beginning of period....   $   17.40    $   14.26    $   11.95      $   11.09
                                          -----------  -----------  -----------  ---------------
Income from investment operations:
  Net investment income (loss)..........        0.17         0.12         0.12*          0.09* *
  Net realized and unrealized gain on
   investments..........................        0.35         4.01         2.36           0.77
                                          -----------  -----------  -----------  ---------------
    Net increase from investment
     operations.........................        0.52         4.13         2.48           0.86
                                          -----------  -----------  -----------  ---------------
Distributions to shareholders:
  From net investment income............       (0.01)          --        (0.16)            --
  From net realized gain on
   investments..........................       (0.60)       (0.99)       (0.01)            --
                                          -----------  -----------  -----------  ---------------
    Total distributions.................       (0.61)       (0.99)       (0.17)            --
                                          -----------  -----------  -----------  ---------------
Net asset value, end of period..........   $   17.31    $   17.40    $   14.26      $   11.95
                                          -----------  -----------  -----------  ---------------
                                          -----------  -----------  -----------  ---------------

Total investment return (c).............        3.03%       30.52%       20.87%          7.75% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $   9,276    $   3,738    $      72      $      31
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and/or
   reimbursement (Notes 2 & 5)..........        0.87%        0.73%        0.91%          1.96% (a)
  Without expense reductions and/or
   reimbursement........................        0.85%        0.66%       (0.16)%        (4.84)% (a)
Ratio of expenses to average net assets:
  With expense reductions and/or
   reimbursement (Notes 2 & 5)..........        1.47%        1.79%        1.82%          1.84% (a)
  Without expense reductions and/or
   reimbursement........................        1.49%        1.86%        2.89%          8.64% (a)
Portfolio turnover rate++...............         111%          91%         103%           170%

----------------

  (a)  Annualized
  (b)  Not annualized
  (c)  Total investment return does not include sales charges.
  (d) These selected per share data were calculated based upon average shares outstanding during the period.
    * Before reimbursement the net investment income per share would have been reduced by $0.13 for each of the three classes.
  * * Before reimbursement the net investment income per share would have been reduced by $0.59, $0.59, $0.30 for Class A, Class B, and Advisor Class, respectively.
 * * * Before reimbursement the net investment income per share would have been reduced by $0.23 for Class A and Class B.
    + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                October 31, 1998

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (SEE ALSO NOTE 2)
AIM Global Financial Services Fund (the "Fund"), formerly GT Global Financial Services Fund, is a separate series of AIM Investment Funds (the "Trust"), formerly G.T. Investment Funds, Inc. The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Trust has thirteen series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund invests substantially all of its investable assets in Global Financial Services Portfolio, (the "Portfolio"). The Portfolio is organized as a subtrust of Global Investment Portfolio, a Delaware business trust and is registered under the 1940 Act as an open-end management investment company.

The Portfolio has investment objectives, policies, and limitations substantially identical to those of its corresponding Fund. Therefore, the financial statements of the Fund and Portfolio have been presented on a consolidated basis, and represent all activities of both the Fund and Portfolio. Through October 31, 1998, all of the shares of beneficial interest of the Portfolio were owned by either the Fund or A I M Advisors, Inc. (the "Manager"), which has a nominal ($100) investment in the Portfolio.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges except that Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the Manager to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund and Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Portfolio after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Portfolio, it is the Portfolio's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Portfolio under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the Forward Contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amount shown in the Portfolio's "Statement of Assets and Liabilities". The Portfolio could be exposed to risk if a counter party is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Portfolio may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Portfolio writes a call or put option, an amount equal to the premium received is included in the Portfolio's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Portfolio can write options only on a covered basis, which, for a call, requires that the Portfolio hold the underlying security and, for a put, requires the Portfolio to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price, or otherwise provide adequate cover at all times while the put option is outstanding. The Portfolio may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Portfolio for the purchase of a call or put option is included in the Portfolio's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio realizes a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Portfolio is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Portfolio may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out-basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Portfolio may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Portfolio to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At October 31, 1998, stocks with an aggregate value of $6,839,546 were on loan to brokers. The loans were secured by cash collateral of $6,903,878 received by the Portfolio. For the year ended October 31, 1998, the Fund received fees of $74,782.

For international securities, cash collateral is received by the Portfolio against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Portfolio against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

(I) TAXES
It is the intended policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, unrealized appreciation of securities held, or excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $159,536 which expires in 2006.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolio and timing differences.

(K) DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund in connection with its organization, its initial registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $63,100. These expenses are being amortized on a straightline basis over a five-year period.

(L) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Portfolio's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

In addition, the Portfolio's policy of concentrating its investments in companies in the financial services industry subject the Portfolio to greater risk than a fund that is more diversified.

(M) INDEXED SECURITIES
The Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) RESTRICTED SECURITIES
The Portfolio is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the year, restricted securities, if any, (excluding 144A issues), are shown at the end of the Fund's Portfolio of Investments.

(O) LINE OF CREDIT
The Fund, along with certain other funds advised and/or administered by the Manager, has a line of credit with each of BankBoston and State Street Bank and Trust Company. The arrangements with the banks allow the Fund and certain other Funds to borrow, on a first come, first serve basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets. On October 31, 1998, the Fund had no loans outstanding.

For the year ended October 31, 1998, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) was $1,290,000, with a weighted average interest rate of 6.18%. Interest expense for the year ended October 31, 1998 was $2,214 and is included in "Other Expenses" on the Statement of Operations.

2. RELATED PARTIES
A I M Advisors, Inc. (the "Manager"), an indirect wholly-owned subsidiary of AMVESCAP PLC, is the Fund's and Portfolio's investment manager and administrator. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT") consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. A I M Distributors, Inc. ("AIM Distributors"), a wholly-owned subsidiary of the Manager, became the Fund's distributor as of the close of business on May 29, 1998. The Trust was reorganized from a Maryland corporation into a Delaware business trust, and the Portfolio was reorganized from a New York common law trust into a Delaware business trust on September 8, 1998. Finally, as of the close of business on September 4, 1998, A I M Fund Services, Inc. ("AFS"), an affiliate of the Manager and AIM Distributors, replaced GT Global Investor Services, Inc. ("GT Services") as the transfer agent of the Fund.

The Fund pays the Manager administration fees at the annualized rate of 0.25% of such Fund's average daily net assets. The Portfolio pays investment management and administration fees to the Manager at the annualized rate of 0.725% on the first $500 million of average daily net assets of the Portfolio; 0.70% on the next $500 million; 0.675% on the next $500 million; and 0.65% on amounts thereafter. These fees are computed daily and paid monthly.

AIM Distributors, an affiliate of the Manager, serves as the Fund's distributor. For the period ended May 29, 1998, GT Global, Inc.

("GT Global") served as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. AIM Distributors collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1998, AIM Distributors and GT Global retained sales charges of $5,454 and $9,448, respectively. Purchases of Class A shares exceeding $1,000,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. AIM Distributors and GT Global collected CDSCs for the year ended October 31, 1998 of $3,131 and $0, respectively. AIM Distributors also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, AIM Distributors, from its own resources, pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended October 31, 1998, AIM Distributors and GT Global collected CDSCs in the amount of $67,472 and $120,815, respectively. In addition, AIM Distributors makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

For the period ended May 29, 1998, pursuant to the then effective separate distribution plans adopted under the 1940 Act Rule 12b-1 by the Trust's Board of Trustees with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Class A Plan would have been incurred within one year of such reimbursement.

For the period ended May 29, 1998, pursuant to the Class B Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continued in effect.

Effective as of the close of business May 29, 1998, pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees adopted a Master Distribution Plan applicable to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund compensates AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A or Class B shares of the Fund. Under the Class A Plan, the Fund compensates AIM Distributors at the annualized rate of 0.50% of the average daily net assets of the Fund's Class A shares. Under the Class B Plan, the Fund compensates AIM Distributors at an annualized rate of 1.00% of the average daily net assets of the Fund's Class B shares.

The Class A Plan and the Class B Plan (together, the "Plans") are designed to compensate AIM Distributors for certain promotional and other sales-related costs, and to implement a dealer incentive program that provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A and Class B shares of the Fund. Payments also can be directed by AIM Distributors to Financial Institutions who have entered into service agreements with respect to Class A and Class B shares of the Fund and who provide continuing personal services to their customers who own Class A and Class B shares of the Fund. The service fees payable to selected Financial Institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such Institution's customers' accounts that were purchased on or after a prescribed date set forth in the Plans.

The Manager and AIM Distributors voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expense) to the maximum annual rate of 2.00%, 2.50%, and 1.50% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by AIM Distributors of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or AIM Distributors of portions of the Fund's other operating expenses.

Effective as of the close of business September 4, 1998, the Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") an annualized fee of $24.85 per shareholder accounts that are open during any monthly period (this fee includes all out-of-pocket expenses), and an annualized fee of $0.70 per shareholder account that is closed during any monthly period. Both fees shall be billed by AFS monthly in arrears on a prorated basis of 1/12 of the annualized fee for all such accounts.

For the period November 1, 1997 to September 4, 1998, GT Services, an affiliate of the Manager and AIM Distributors, was the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services received an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also was reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund and Portfolio. The monthly fee for these services paid to the Manager is a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Investment Portfolios, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.
The Trust pays each Trustee who is not an employee, officer or director of the Manager, or any other affiliated company, $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1998, purchases and sales of investment securities by the Portfolio, other than U.S. government obligations and short-term investments, aggregated $110,772,267 and $103,481,033, respectively. For the year ended October 31, 1998, there were no purchases and sales of U.S. government obligations.

4. CAPITAL SHARES
At October 31, 1998, there were 6,000,000,000 shares of the Trust's common stock authorized, at $0.0001 par value. Of this amount, 400,000,000 were classified as shares of the AIM Global Telecommunications Fund; 400,000,000 were classified as shares of AIM Global Government Income Fund; 200,000,000 were classified as shares of AIM Global Health Care Fund; 200,000,000 were classified as shares of AIM Strategic Income Fund; 200,000,000 were classified as shares of AIM Developing Markets Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of AIM Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of AIM Latin American Growth Fund; 200,000,000 were classified as shares of AIM Emerging Markets Fund; 200,000,000 were classified as shares of AIM Emerging Markets Debt Fund; 200,000,000 were classified as shares of AIM Global Financial Services Fund; 200,000,000 were classified as shares of AIM Global Resources Fund; 200,000,000 were classified as shares of AIM Global Infrastructure Fund; 200,000,000 were classified as shares of AIM Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Trust's were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fifteen series of the Trust's and designated as Advisor Class common stock. 1,100,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                  YEAR ENDED                  YEAR ENDED
                                               OCTOBER 31, 1998            OCTOBER 31, 1997
                                          --------------------------  --------------------------
CLASS A                                     SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------  -----------  -------------  -----------  -------------
Shares sold.............................    3,687,543  $  67,971,118    3,783,353  $  60,418,186
Shares issued in connection with
  reinvestment of distributions.........       54,738        960,105       35,121        488,531
                                          -----------  -------------  -----------  -------------
                                            3,742,281     68,931,223    3,818,474     60,906,717
Shares repurchased......................   (3,795,511)   (69,778,399)  (2,611,893)   (41,931,634)
                                          -----------  -------------  -----------  -------------
Net increase (decrease).................      (53,230) $    (847,176)   1,206,581  $  18,975,083
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

CLASS B
----------------------------------------
Shares sold.............................    2,101,129  $  37,907,965    4,102,099  $  64,968,183
Shares issued in connection with
  reinvestment of distributions.........       76,614      1,322,362       44,922        618,563
                                          -----------  -------------  -----------  -------------
                                            2,177,743     39,230,327    4,147,021     65,586,746
Shares repurchased......................   (2,061,758)   (36,498,531)  (2,045,933)   (32,384,709)
                                          -----------  -------------  -----------  -------------
Net increase............................      115,985  $   2,731,796    2,101,088  $  33,202,037
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

ADVISOR CLASS
----------------------------------------
Shares sold.............................      563,080  $  10,164,684      220,956  $   4,021,549
Shares issued in connection with
  reinvestment of distributions.........       12,691        225,008          359          5,018
                                          -----------  -------------  -----------  -------------
                                              575,771     10,389,692      221,315      4,026,567
Shares repurchased......................     (254,804)    (4,543,455)     (11,568)      (198,290)
                                          -----------  -------------  -----------  -------------
Net increase............................      320,967  $   5,846,237      209,747  $   3,828,277
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who then paid a portion of the Portfolio's expenses. For the year ended October 31, 1998, the Portfolio's expenses were reduced by $15,228 under these arrangements.
6. PROXY RESULTS (UNAUDITED)
The Special Meeting of Shareholders of the G.T. Investment Funds, Inc., now known as AIM Investment Funds (the "Trust"), was held on May 20, 1998 at the Trust's offices, 50 California Street, 26th Floor, San Francisco, California. The meeting was held for the following purposes:
(1) To elect Trustees as follows: C. Derek Anderson, Frank S. Bayley, William J. Guilfoyle, Arthur C. Patterson, Ruth H. Quigley.
(2) To approve a new Investment Management and Administration Contract and Sub-Advisory and Sub-Administration Contract with respect to each series of the Trust (each, a "Fund," and collectively, the "Funds").
(3) To approve replacement Rule 12b-1 plans of distribution with respect to Class A and B Shares of the Fund.
(4) To approve changes to the fundamental investment restrictions of the Fund.
(5) To approve an agreement and plan of conversion and termination for the Trust.
(6) To approve the conversion of the portfolios in which certain Funds invest to Delaware business trusts.
(7) To ratify the selection of Coopers & Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's independent public accountants. The results of the proxy solicitation on the above matters were as follows:

                                                                                       VOTES        WITHHELD/
      TRUSTEE/MATTER                                                  VOTES FOR       AGAINST      ABSTENTIONS
      ------------------------------------------------------------  --------------  ------------  -------------
(1)   C. Derek Anderson...........................................     191,685,088           N/A     13,123,292
      Frank S. Bayley.............................................     191,766,811           N/A     13,041,568
      William J. Guilfoyle........................................     191,828,959           N/A     12,979,420
      Arthur C. Patterson.........................................     191,845,270           N/A     12,963,109
      Ruth H. Quigley.............................................     191,869,887           N/A     12,938,492
(2)(a) Approval of investment management and administration
       contract...................................................       2,367,476        83,815        803,685*
(2)(b) Approval of sub-advisory and sub-administration contract....      2,340,636       101,116        813,224*
(3)   Approval of replacement Rule 12b-1 plans of distribution
      CLASS A SHARES..............................................         882,319        45,827         76,485
      CLASS B SHARES..............................................       1,564,175        34,241        127,535
(4)(a) Modification of Fundamental Restriction on Portfolio
       Diversification............................................       2,325,974       100,433        828,568*
(4)(b) Modification of Fundamental Restriction on Issuing Senior
       Securities and Borrowing Money.............................       2,325,387       101,020        828,568*
(4)(c) Modification of Fundamental Restriction on Making Loans.....      2,325,974       100,433        828,568*
(4)(d) Modification of Fundamental Restriction on Underwriting
       Securities.................................................       2,325,974       100,433        828,568*
(4)(e) Modification of Fundamental Restriction on Real Estate
       Investments................................................       2,325,871       100,536        828,568*
(4)(f) Modification of Fundamental Restriction on Investing in
       Commodities................................................       2,325,336       101,071        828,568*
(4)(g) Elimination of Fundamental Restriction on Margin
       Transactions...............................................       2,322,619       103,788        828,568*
(4)(h) Elimination of Fundamental Restriction on Pledging Assets...      2,322,032       104,375        828,568*
(4)(i) Elimination of Fundamental Restriction on Investments in
       Oil, Gas and Mineral Leases and Programs...................       2,322,135       104,272        828,568*
(5)   Approval of an agreement and plan of conversion and
       termination with respect to the Trust......................     190,027,469     6,362,084     94,055,040*
(6)   Approval of the conversion of the portfolios in which
       certain Funds invest.......................................       2,345,919        78,750        830,306*
(7)   Ratification of the selection of Coopers and Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's
       independent public accountants.............................     191,358,779     2,114,168     11,333,063

------------------------
   * Includes Broker Non-Votes

------------------------
FEDERAL TAX INFORMATION (UNAUDITED):
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $1,025,171 as capital gain dividends for the fiscal year ended October 31, 1998. Pursuant to Section 854 of the Internal Revenue Code, the Fund designates 100% of ordinary income dividends paid (including short- term capital gain distributions, if any) by the Fund as income qualifying for the dividends received deduction for corporations for the fiscal year ended October 31, 1998.

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders of AIM Global Health Care Fund (formerly GT Global Health Care Fund) and Board of Trustees of AIM Investment Funds (formerly G.T. Investment Funds, Inc.):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Health Care Fund at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                     PRICEWATERHOUSECOOPERS LLP

BOSTON, MASSACHUSETTS
DECEMBER 18, 1998

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Pharmaceuticals (62.3%)
  Warner-Lambert Co. ........................................   US            467,800   $ 36,663,821         7.9
  Merck & Co., Inc. .........................................   US            236,400     31,973,100         6.9
  TheraTech, Inc.{::} -/- ...................................   US          1,905,000     27,027,188         5.8
  Bristol Myers Squibb Co. ..................................   US            215,700     23,848,331         5.1
  Schering-Plough Corp. .....................................   US            198,500     20,420,688         4.4
  Zeneca Group PLC - ADR{\/} ................................   UK            451,500     17,608,500         3.8
  Novartis AG ...............................................   SWTZ            8,744     15,750,303         3.4
  Johnson & Johnson .........................................   US            189,100     15,411,650         3.3
  Roche Holding AG ..........................................   SWTZ            1,251     14,591,614         3.2
  Glaxo Wellcome PLC - ADR{\/} ..............................   UK            220,600     13,732,350         3.0
  Mylan Laboratories ........................................   US            321,500     11,071,656         2.4
  Astra AB - ADR{\/} ........................................   SWDN          596,100      9,798,394         2.1
  Abbott Laboratories .......................................   US            179,400      8,420,588         1.8
  Sanofi S.A. ...............................................   FR             32,430      5,080,235         1.1
  Takeda Chemical Industries ................................   JPN           154,000      5,015,985         1.1
  Bergen Brunswig Corp. "A" .................................   US             98,700      4,817,794         1.0
  Pharmacia & Upjohn, Inc. ..................................   US             82,000      4,340,875         0.9
  Akzo Nobel N.V.: ..........................................   NETH               --             --         0.8
    Common ..................................................   --             64,750      2,516,784          --
    ADR{\/} .................................................   --             28,000      1,106,000          --
  Barr Laboratories, Inc.-/- ................................   US            105,500      3,606,781         0.8
  Altana AG .................................................   GER            30,000      2,030,089         0.4
  Allergan, Inc. ............................................   US             32,000      1,998,000         0.4
  Taisho Pharmaceuticals ....................................   JPN            50,000      1,340,667         0.3
  Yamanouchi Pharmaceutical .................................   JPN            46,000      1,320,385         0.3
  Sankyo Co., Ltd. ..........................................   JPN            57,000      1,288,329         0.3
  Schering AG ...............................................   GER             8,540      1,007,195         0.2
  Chugai Pharmaceutical Co., Ltd. ...........................   JPN           108,000        983,843         0.2
  UCB S.A. ..................................................   BEL               150        876,244         0.2
  Merck KGaA-/- .............................................   GER            20,880        857,858         0.2
  Daiichi Pharmaceutical Co., Ltd. ..........................   JPN            39,000        651,899         0.1
  Spiros Development Corporation II, Inc. - Units-/-{=} .....   US             59,000        634,250         0.1
  Eisai Co., Ltd. ...........................................   JPN            40,000        628,395         0.1
  Banyu Pharmaceutical Co., Ltd. ............................   JPN            36,000        612,272         0.1
  Ares-Serono Group "B" .....................................   SWTZ              389        584,677         0.1
  Rohto Pharmaceutical Co., Ltd. ............................   JPN            76,000        552,561         0.1
  Kyowa Hakko Kogyo Co., Ltd. ...............................   JPN            69,000        391,372         0.1
  Teva Pharmaceutical Industries Ltd. - ADR{\/} .............   ISRL            8,700        343,106         0.1
  Shionogi & Co., Ltd. ......................................   JPN            44,000        324,820         0.1
  Kissei Pharmaceutical .....................................   JPN            14,000        206,824         0.1
                                                                                        ------------
                                                                                         289,435,423
                                                                                        ------------
Medical Technology & Supplies (11.9%)
  Guidant Corp. .............................................   US            191,500     14,649,750         3.2
  Visx, Inc.-/- .............................................   US            291,200     14,596,400         3.2
  Arterial Vascular Engineering, Inc.-/- ....................   US            386,000     11,869,500         2.6
  AVECOR Cardiovascular, Inc.{::} -/- .......................   US            527,000      5,566,438         1.2

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Medical Technology & Supplies (Continued)
  Waters Corp.-/- ...........................................   US             62,000   $  4,557,000         1.0
  Becton, Dickinson & Co. ...................................   US             34,300      1,444,888         0.3
  Safeskin Corp. ............................................   US             43,500        962,438         0.2
  Beiersdorf AG .............................................   GER             8,684        519,434         0.1
  Essilor International .....................................   FR                660        267,389         0.1
                                                                                        ------------
                                                                                          54,433,237
                                                                                        ------------
Biotechnology (3.9%)
  Amgen, Inc.-/- ............................................   US            177,300     13,929,131         3.0
  Biogen, Inc.-/- ...........................................   US             46,500      3,231,750         0.7
  The Perkin-Elmer Corp. ....................................   US              7,100        598,619         0.1
  Enzon, Inc. Preferred-/- ..................................   US             16,000        217,920         0.1
                                                                                        ------------
                                                                                          17,977,420
                                                                                        ------------
Health Care Services (2.5%)
  Allegiance Corp. ..........................................   US            250,500      9,315,469         2.0
  AmeriSource Health Corp. "A"-/- ...........................   US             44,500      2,333,469         0.5
                                                                                        ------------
                                                                                          11,648,938
                                                                                        ------------
Consumer Services (0.4%)
  Stewart Enterprises, Inc. "A" .............................   US             66,000      1,522,125         0.3
  The Uni-Charm Corp. .......................................   JPN             5,400        245,961         0.1
                                                                                        ------------
                                                                                           1,768,086
                                                                                        ------------
Personal Care/Cosmetics (0.1%)
  Kimberly-Clark de Mexico, S.A. de C.V. "A" ................   MEX           204,000        597,684         0.1
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $331,814,548) ................                            375,860,788        81.1
                                                                                        ------------       -----

                                                                            NO. OF         VALUE         % OF NET
WARRANTS                                                       COUNTRY     WARRANTS       (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Rhone-Poulenc Warrants, expire 11/5/01 (cost $32,137) .....   FR            190,736        669,707         0.1
                                                                                        ------------       -----
    PHARMACEUTICALS

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENTS                                                                     (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated October 30, 1998, with State Street Bank & Trust Co., due November 2, 1998, for an effective yield of 5.30%,
   collateralized by $49,370,000 U.S. Treasury Notes, 5.625%
   due 12/31/99 (market value of collateral is $51,000,346,
   including accrued interest)  .............................                             50,000,000        10.8
  Dated October 30, 1998 with State Street Bank & Trust Co., due November 2, 1998, for an effective yield of 5.30%,
   collateralized by $24,860,000 U.S. Treasury Notes, 5.375%
   due 01/31/00 (market value of collateral is $25,505,067,
   including accrued interest)  .............................                             25,000,000         5.4

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENTS                                                                     (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated October 30, 1998, with State Street Bank & Trust Co., due November 2, 1998, for an effective yield of 5.30%,
   collateralized by $12,655,000 U.S Treasury Notes, 7.75%
   due 01/31/00 (market value of collateral is $13,419,539,
   including accrued interest)  .............................                           $ 13,154,000         2.8
                                                                                        ------------       -----

TOTAL REPURCHASE AGREEMENTS (cost $88,154,000) ..............                             88,154,000        19.0
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $420,000,685)  * ....................                            464,684,495       100.2
Other Assets and Liabilities ................................                               (947,150)       (0.2)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $463,737,345       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {::}  See Note 6 of Notes to Financial Statements.
       {\/}  U.S. currency denominated.
        {=} Each unit consists of one callable common share of Spiros Development Corp. II and one warrant to purchase 0.25 shares of Dura Pharmaceuticals.
          * For Federal income tax purposes, cost is $420,372,604 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  50,843,304
                 Unrealized depreciation:            (6,531,413)
                                                  -------------
                 Net unrealized appreciation:     $  44,311,891
                                                  -------------
                                                  -------------

    Abbreviation:
    ADR--American Depositary Receipt

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at October 31, 1998, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                                 SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Belgium (BEL/BEF) ....................    0.2                                   0.2
France (FR/FRF) ......................    1.2         0.1                       1.3
Germany (GER/DEM) ....................    0.9                                   0.9
Israel (ISRL/ILS) ....................    0.1                                   0.1
Japan (JPN/JPY) ......................    3.0                                   3.0
Mexico (MEX/MXN) .....................    0.1                                   0.1
Netherlands (NETH/NLG) ...............    0.6                                   0.6
Sweden (SWDN/SEK) ....................    2.1                                   2.1
Switzerland (SWTZ/CHF) ...............    6.7                                   6.7
United Kingdom (UK/GBP) ..............    6.8                                   6.8
United States (US/USD) ...............   59.4                       18.8       78.2
                                        ------      -----          -----      -----
Total  ...............................   81.1         0.1           18.8      100.0
                                        ------      -----          -----      -----
                                        ------      -----          -----      -----

--------------

{d}  Percentages indicated are based on net assets of $463,737,345.

    The accompanying notes are an integral part of the financial statements.

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                October 31, 1998

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $331,846,685) (Note 1)...........................  $376,530,495
  Repurchase agreement, at value and cost....................................................    88,154,000
  U.S. currency..................................................................  $      847
  Foreign currencies (cost $3,392,812)...........................................   3,389,063     3,389,910
                                                                                   ----------
  Receivable for Fund shares sold............................................................     2,221,492
  Dividends and dividend withholding tax reclaims receivable.................................       304,733
  Interest receivable........................................................................        25,956
  Receivable for securities sold.............................................................        25,936
                                                                                               ------------
    Total assets.............................................................................   470,652,522
                                                                                               ------------
Liabilities:
  Payable for securities purchased...........................................................     3,023,243
  Payable for Fund shares repurchased........................................................     2,659,446
  Payable for service and distribution expenses (Note 2).....................................       400,127
  Payable for investment management and administration fees (Note 2).........................       359,240
  Payable for transfer agent fees (Note 2)...................................................       260,984
  Payable for printing and postage expenses..................................................        75,851
  Payable for professional fees..............................................................        53,436
  Payable for registration and filing fees...................................................        26,393
  Payable for Trustees' fees and expenses (Note 2)...........................................        13,176
  Payable for custodian fees.................................................................        11,138
  Payable for fund accounting fees (Note 2)..................................................        10,655
  Other accrued expenses.....................................................................        21,488
                                                                                               ------------
    Total liabilities........................................................................     6,915,177
                                                                                               ------------
Net assets...................................................................................  $463,737,345
                                                                                               ------------
                                                                                               ------------
Class A:
Net asset value and redemption price per share ($357,534,099 DIVIDED BY 17,744,660 shares
 outstanding)................................................................................  $      20.15
                                                                                               ------------
                                                                                               ------------
Maximum offering price per share (100/95.25 of $20.15) *.....................................  $      21.15
                                                                                               ------------
                                                                                               ------------
Class B:+
Net asset value and offering price per share ($100,311,077 DIVIDED BY 5,178,631 shares
 outstanding)................................................................................  $      19.37
                                                                                               ------------
                                                                                               ------------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($5,892,169 DIVIDED
 BY 286,128 shares outstanding)..............................................................  $      20.59
                                                                                               ------------
                                                                                               ------------
Net assets consist of:
  Paid in capital (Note 4)...................................................................  $420,849,043
  Accumulated net realized loss on investments and foreign currency transactions.............    (1,759,592)
  Net unrealized depreciation on translation of assets and liabilities in foreign
   currencies................................................................................       (35,916)
  Net unrealized appreciation of investments.................................................    44,683,810
                                                                                               ------------
Total -- representing net assets applicable to capital shares outstanding....................  $463,737,345
                                                                                               ------------
                                                                                               ------------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1998

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Interest income...........................................................................  $ 2,459,834
  Dividend income (net of foreign withholding tax of $41,675)...............................    1,970,384
  Securities lending income.................................................................      127,509
                                                                                              -----------
    Total investment income.................................................................    4,557,727
                                                                                              -----------
Expenses:
  Investment management and administration fees (Note 2)....................................    5,149,191
  Service and distribution expenses: (Note 2)
    Class A....................................................................  $ 2,017,811
    Class B....................................................................    1,188,118    3,205,929
                                                                                 -----------
  Transfer agent fees (Note 2)..............................................................    1,228,300
  Printing and postage expenses.............................................................      284,550
  Fund accounting fees (Note 2).............................................................      142,357
  Professional fees.........................................................................      126,582
  Registration and filing fees..............................................................       73,000
  Custodian fees............................................................................       40,625
  Trustees' fees and expenses (Note 2)......................................................       21,594
  Other expenses............................................................................       29,939
                                                                                              -----------
    Total expenses before reductions........................................................   10,302,067
                                                                                              -----------
      Expense reductions (Note 5)...........................................................      (45,003)
                                                                                              -----------
    Total net expenses......................................................................   10,257,064
                                                                                              -----------
Net investment loss.........................................................................   (5,699,337)
                                                                                              -----------
Net realized and unrealized loss on investments and foreign currencies: (Note
  1)
  Net realized gain on investments.............................................      108,367
  Net realized loss on foreign currency transactions...........................     (913,909)
                                                                                 -----------
    Net realized loss during the year.......................................................     (805,542)
  Net change in unrealized depreciation on translation of assets and
   liabilities in foreign currencies...........................................      221,096
  Net change in unrealized appreciation of investments.........................  (18,766,554)
                                                                                 -----------
    Net unrealized depreciation during the year.............................................  (18,545,458)
                                                                                              -----------
Net realized and unrealized loss on investments and foreign currencies......................  (19,351,000)
                                                                                              -----------
Net decrease in net assets resulting from operations........................................  $(25,050,337)
                                                                                              -----------
                                                                                              -----------

    The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                 YEAR ENDED         YEAR ENDED
                                                                              OCTOBER 31, 1998   OCTOBER 31, 1997
                                                                              ----------------   ----------------
Increase (Decrease) in net assets
Operations:
  Net investment loss.......................................................   $    (5,699,337)   $    (6,665,748)
  Net realized gain (loss) on investments and foreign currency
   transactions.............................................................          (805,542)       153,599,307
  Net change in unrealized appreciation (depreciation) on translation of
   assets and liabilities in foreign currencies.............................           221,096           (569,426)
  Net change in unrealized appreciation (depreciation) of investments.......       (18,766,554)         1,308,779
                                                                              ----------------   ----------------
    Net increase (decrease) in net assets resulting from operations.........       (25,050,337)       147,672,912
                                                                              ----------------   ----------------
Class A:
Distributions to shareholders: (Note 1)
  From net realized gain on investments.....................................      (110,820,788)       (34,613,411)
  In excess of net realized gain on investments.............................          (211,033)                --
Class B:
Distributions to shareholders: (Note 1)
  From net realized gain on investments.....................................       (34,067,362)        (8,701,491)
  In excess of net realized gain on investments.............................           (64,874)                --
Advisor Class:
Distributions to shareholders: (Note 1)
  From net realized gain on investments.....................................        (1,789,552)           (57,488)
  In excess of net realized gain on investments.............................            (3,408)                --
                                                                              ----------------   ----------------
    Total distributions.....................................................      (146,957,017)       (43,372,390)
                                                                              ----------------   ----------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested..........................       785,847,410      1,007,452,632
  Decrease from capital shares repurchased..................................      (776,444,828)    (1,062,045,275)
                                                                              ----------------   ----------------
    Net increase (decrease) from capital share transactions.................         9,402,582        (54,592,643)
                                                                              ----------------   ----------------
Total increase (decrease) in net assets.....................................      (162,604,772)        49,707,879
Net assets:
  Beginning of year.........................................................       626,342,117        576,634,238
                                                                              ----------------   ----------------
  End of year *.............................................................   $   463,737,345    $   626,342,117
                                                                              ----------------   ----------------
                                                                              ----------------   ----------------
 * Includes undistributed net investment income.............................                --    $            --
                                                                              ----------------   ----------------
                                                                              ----------------   ----------------

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS A
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1998 (d)    1997 (d)    1996 (d)      1995      1994 (d)
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   27.98   $   23.60   $   21.84   $   19.60   $   17.86
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment loss...................      (0.21)      (0.25)      (0.17)      (0.15)      (0.22)
  Net realized and unrealized gain
   (loss) on investments................      (0.91)       6.48        4.79        3.73        2.02
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............      (1.12)       6.23        4.62        3.58        1.80
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net realized gain on
   investments..........................      (6.70)      (1.85)      (2.86)      (1.34)         --
  In excess of net realized gain on
   investments..........................      (0.01)         --          --          --       (0.06)
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (6.71)      (1.85)      (2.86)      (1.34)      (0.06)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $   20.15   $   27.98   $   23.60   $   21.84   $   19.60
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............      (4.71)%     28.36%      23.14%      19.79%      10.11%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 357,534   $ 472,083   $ 467,861   $ 426,380   $ 438,940
Ratio of net investment loss to average
 net assets:
  With expense reductions (Note 5)......      (0.97)%     (1.00)%     (0.71)%     (0.72)%     (1.23)%
  Without expense reductions............      (0.98)%     (1.03)%     (0.75)%     (0.78)%       N/A
Ratio of expenses to average net assets:
  With expense reductions (Note 5)......       1.83%       1.77%       1.80%       1.85%       1.98%
  Without expense reductions............       1.84%       1.80%       1.84%       1.91%        N/A
Portfolio turnover rate++...............        187%        149%        157%         99%         64%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS B
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1998 (d)    1997 (d)    1996 (d)      1995      1994 (d)
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   27.27   $   23.15   $   21.56   $   19.46   $   17.80
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment loss...................      (0.30)      (0.37)      (0.27)      (0.25)      (0.32)
  Net realized and unrealized gain
   (loss) on investments................      (0.89)       6.34        4.72        3.69        2.02
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............      (1.19)       5.97        4.45        3.44        1.70
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net realized gain on
   investments..........................      (6.70)      (1.85)      (2.86)      (1.34)         --
  In excess of net realized gain on
   investments..........................      (0.01)         --          --          --       (0.04)
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (6.71)      (1.85)      (2.86)      (1.34)      (0.04)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $   19.37   $   27.27   $   23.15   $   21.56   $   19.46
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............      (5.20)%     27.75%      22.59%      19.17%       9.55%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 100,311   $ 147,440   $ 107,622   $  70,740   $  39,100
Ratio of net investment loss to average
 net assets:
  With expense reductions (Note 5)......      (1.47)%     (1.50)%     (1.21)%     (1.22)%     (1.73)%
  Without expense reductions............      (1.48)%     (1.53)%     (1.25)%     (1.28)%       N/A
Ratio of expenses to average net assets:
  With expense reductions (Note 5)......       2.33%       2.27%       2.30%       2.35%       2.48%
  Without expense reductions............       2.34%       2.30%       2.34%       2.41%        N/A
Portfolio turnover rate++...............        187%        149%        157%         99%         64%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                             ADVISOR CLASS+
                                          ----------------------------------------------------
                                                                                 JUNE 1, 1995
                                                 YEAR ENDED OCTOBER 31,               TO
                                          -------------------------------------   OCTOBER 31,
                                           1998 (d)     1997 (d)     1996 (d)        1995
                                          -----------  -----------  -----------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....   $   28.34    $   23.77    $   21.88     $   18.66
                                          -----------  -----------  -----------  -------------
Income from investment operations:
  Net investment loss...................       (0.10)       (0.12)       (0.05)        (0.02)
  Net realized and unrealized gain
   (loss) on investments................       (0.94)        6.54         4.80          3.24
                                          -----------  -----------  -----------  -------------
    Net increase (decrease) from
     investment operations..............       (1.04)        6.42         4.75          3.22
                                          -----------  -----------  -----------  -------------
Distributions to shareholders:
  From net realized gain on
   investments..........................       (6.70)       (1.85)       (2.86)           --
  In excess of net realized gain on
   investments..........................       (0.01)          --           --            --
                                          -----------  -----------  -----------  -------------
    Total distributions.................       (6.71)       (1.85)       (2.86)           --
                                          -----------  -----------  -----------  -------------
Net asset value, end of period..........   $   20.59    $   28.34    $   23.77     $   21.88
                                          -----------  -----------  -----------  -------------
                                          -----------  -----------  -----------  -------------

Total investment return (c).............       (4.28)%      29.00%       23.82%        17.10(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $   5,892    $   6,819    $   1,152     $     539
Ratio of net investment loss to average
 net assets:
  With expense reductions (Note 5)......       (0.47)%      (0.50)%      (0.21)%       (0.22)%(a)
  Without expense reductions............       (0.48)%      (0.53)%      (0.25)%       (0.28)%(a)
Ratio of expenses to average net assets:
  With expense reductions (Note 5)......        1.33%        1.27%        1.30%         1.35%(a)
  Without expense reductions............        1.34%        1.30%        1.34%         1.41%(a)
Portfolio turnover rate++...............         187%         149%         157%           99%(a)

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                October 31, 1998

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (SEE ALSO NOTE 2)
AIM Global Health Care Fund (the "Fund"), formerly, GT Global Health Care Fund, is a separate series of AIM Investment Funds (the "Trust"), formerly G.T. Investment Funds, Inc. The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Trust has thirteen series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges except that Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by A I M Advisors, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amount shown in the Fund's "Statement of Assets and Liabilities". The Fund could be exposed to risk if a counter party is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price, or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out-basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At October 31, 1998, stocks with an aggregate value of $65,970,926 were on loan to brokers. The loans were secured by cash collateral of $67,591,665 received by the Fund. For the year ended October 31, 1998, the Fund received fees of $127,509.

For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

(I) TAXES
It is the intended policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, unrealized appreciation of securities held, or excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $1,387,673 which expires in 2006.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

In addition, the Fund's policy of concentrating its investments in companies in the health care industry subject the Fund to greater risk than a fund that is more diversified.

(L) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(M) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the year, restricted securities, if any, (excluding 144A issues), are shown at the end of the Fund's Portfolio of Investments.

(N) LINE OF CREDIT
The Fund, along with certain other funds advised and/or administered by the Manager, has a line of credit with each of BankBoston and State Street Bank and Trust Company. The arrangements with the banks allow the Fund and certain other Funds to borrow, on a first come, first serve basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets. At October 31, 1998, the Fund had no loans outstanding.

For the year ended October 31, 1998, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) was $2,447,333, with a weighted average interest rate of 6.39%. Interest expense for the year ended October 31, 1998 was $2,605 and is included in "Other Expenses" on the Statement of Operations.

2. RELATED PARTIES
A I M Advisors, Inc. (the "Manager"), an indirect wholly-owned subsidiary of AMVESCAP PLC, is the Fund's investment manager and administrator. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT") consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. A I M Distributors, Inc. ("AIM Distributors"), a wholly-owned subsidiary of the Manager, is the Fund's distributor as of the close of business on May 29, 1998. The Trust was reorganized from a Maryland corporation into a Delaware business trust on September 8, 1998. Finally, as of the close of business on September 4, 1998, A I M Fund Services, Inc. ("AFS"), an affiliate of the Manager and AIM Distributors, replaced GT Global Investor Services, Inc. ("GT Services") as the transfer agent of the Fund.

The Fund pays investment management and administration fees to the Manager at the annualized rate of 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million; and 0.90% on amounts thereafter. These fees are computed daily and paid monthly.

AIM Distributors, an affiliate of the Manager, serves as the Fund's distributor. For the period ended May 29, 1998, GT Global, Inc. ("GT Global") served as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. AIM Distributors collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1998, AIM Distributors and GT Global retained sales charges of $8,771 and $15,832, respectively. Purchases of Class A shares exceeding $1,000,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. AIM Distributors and GT Global collected CDSCs for the year ended October 31, 1998 of $26 and $207, respectively. AIM Distributors also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, AIM Distributors, from its own resources, pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended October 31, 1998, AIM Distributors and GT Global collected CDSCs in the amount of $169,183 and $341,707, respectively. In addition, AIM Distributors makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

For the period ended May 29, 1998, pursuant to the then effective separate distribution plans adopted under the 1940 Act Rule 12b-1 by the Trust's Board of Trustees with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Class A Plan would have been incurred within one year of such reimbursement.

For the period ended May 29, 1998, pursuant to the Class B Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continued in effect.

Effective as of the close of business May 29, 1998, pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees adopted a Master Distribution Plan applicable to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund compensates AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A or Class B shares of the Fund. Under the Class A Plan, the Fund compensates AIM Distributors at the annualized rate of 0.50% of the average daily net assets of the Fund's Class A shares. Under the Class B Plan, the Fund compensates AIM Distributors at an annualized rate of 1.00% of the average daily net assets of the Fund's Class B shares.

The Class A Plan and the Class B Plan (together, the "Plans") are designed to compensate AIM Distributors for certain promotional and other sales-related costs, and to implement a dealer incentive program that provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A and Class B shares of the Fund. Payments also can be directed by AIM Distributors to fnancial institutions who have entered into service agreements with respect to Class A and Class B shares of the Fund and who provide continuing personal services to their customers who own Class A and Class B shares of the Fund. The service fees payable to selected financial institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts that were purchased on or after a prescribed date set forth in the Plans.

The Manager and AIM Distributors voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expense) to the maximum annual rate of 2.00%, 2.50%, and 1.50% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by AIM Distributors of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or AIM Distributors of portions of the Fund's other operating expenses.

Effective as of the close of business September 4, 1998, the Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") an annualized fee of $24.85 per shareholder accounts that are open during any monthly period (this fee includes all out-of-pocket expenses), and an annualized fee of $0.70 per shareholder account that is closed during any monthly period. Both fees shall be billed by AFS monthly in arrears on a prorated basis of 1/12 of the annualized fee for all such accounts.

For the period November 1, 1997 to September 4, 1998, GT Services, an affiliate of the Manager and AIM Distributors, was the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services received an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also was reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services paid to the Manager is a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Investment Portfolios, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of

$5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

The Trust pays each Trustee who is not an employee, officer or director of the Manager, or any other affiliated company, $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1998, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $896,895,873 and $1,049,291,456, respectively. For the year ended October 31, 1998, there were no purchases and sales of U.S. government obligations.

4. CAPITAL SHARES
At October 31, 1998, there were 6,000,000,000 shares of the Trust's common stock authorized, at $0.0001 par value. Of this amount, 400,000,000 were classified as shares of the AIM Global Telecommunications Fund; 400,000,000 were classified as shares of AIM Global Government Income Fund; 200,000,000 were classified as shares of AIM Global Health Care Fund; 200,000,000 were classified as shares of AIM Strategic Income Fund; 200,000,000 were classified as shares of AIM Developing Markets Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of AIM Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of AIM Latin American Growth Fund; 200,000,000 were classified as shares of AIM Emerging Markets Fund; 200,000,000 were classified as shares of AIM Emerging Markets Debt Fund; 200,000,000 were classified as shares of AIM Global Financial Services Fund; 200,000,000 were classified as shares of AIM Global Resources Fund; 200,000,000 were classified as shares of AIM Global Infrastructure Fund; 200,000,000 were classified as shares of AIM Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Trust's were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fifteen series of the Trust's and designated as Advisor Class common stock. 1,100,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                          YEAR ENDED                 YEAR ENDED
                                                                       OCTOBER, 31 1998           OCTOBER 31, 1997
                                                                   -------------------------  -------------------------
CLASS A                                                              SHARES        AMOUNT       SHARES        AMOUNT
-----------------------------------------------------------------  -----------  ------------  -----------  ------------
Shares sold......................................................   24,980,706  $526,818,779   31,631,342  $772,292,073
Shares issued in connection with reinvestment of distributions...    4,212,044    87,484,194    1,208,813    27,043,227
                                                                   -----------  ------------  -----------  ------------
                                                                    29,192,750   614,302,973   32,840,155   799,335,300
Shares repurchased...............................................  (28,318,023) (599,732,573) (35,792,763) (876,621,319)
                                                                   -----------  ------------  -----------  ------------
Net increase (decrease)..........................................      874,727  $ 14,570,400   (2,952,608) $(77,286,019)
                                                                   -----------  ------------  -----------  ------------
                                                                   -----------  ------------  -----------  ------------

CLASS B
-----------------------------------------------------------------
Shares sold......................................................    3,933,442  $ 81,783,021    6,206,431  $152,327,079
Shares issued in connection with reinvestment of distributions...    1,393,872    27,961,083      321,688     7,045,104
                                                                   -----------  ------------  -----------  ------------
                                                                     5,327,314   109,744,104    6,528,119   159,372,183
Shares repurchased...............................................   (5,554,950) (115,825,819)  (5,770,947) (142,017,878)
                                                                   -----------  ------------  -----------  ------------
Net increase (decrease)..........................................     (227,636) $ (6,081,715)     757,172  $ 17,354,305
                                                                   -----------  ------------  -----------  ------------
                                                                   -----------  ------------  -----------  ------------
ADVISOR CLASS
-----------------------------------------------------------------
Shares sold......................................................    2,760,416  $ 60,020,116    1,865,809  $ 48,687,774
Shares issued in connection with reinvestment of distributions...       84,210     1,780,217        2,543        57,375
                                                                   -----------  ------------  -----------  ------------
                                                                     2,844,626    61,800,333    1,868,352    48,745,149
Shares repurchased...............................................   (2,799,107)  (60,886,436)  (1,676,189)  (43,406,078)
                                                                   -----------  ------------  -----------  ------------
Net increase.....................................................       45,519  $    913,897      192,163  $  5,339,071
                                                                   -----------  ------------  -----------  ------------
                                                                   -----------  ------------  -----------  ------------

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who then paid a portion of the Fund's expenses. For the year ended October 31, 1998, the Fund's expenses were reduced by $45,003 under these arrangements.

6. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES
Investments of 5% or more of an issuer's outstanding voting securities by the Fund are defined in the Investment Company Act of 1940 as an affiliated company. Investments in affiliated companies by the Fund at October 31, 1998, amounted to $32,593,626, at value.

Transactions with affiliated companies for the year are as follows:

                                               PURCHASES      SALES     NET REALIZED   DIVIDEND
                                                  COST      PROCEEDS    GAIN (LOSS)     INCOME
                                               ----------  -----------  ------------   --------
AVECOR Cardiovascular........................  $  951,984  $ 1,158,394  $   (660,045)       --
TheraTech, Inc...............................          --    2,219,055    (1,305,046)       --

7. PROXY RESULTS (UNAUDITED)
The Special Meeting of Shareholders of the G.T. Investment Funds, Inc. now known as AIM Investment Funds (the "Trust") was held on May 20, 1998 at the Trust's offices, 50 California Street, 26th Floor, San Francisco, California. The meeting was held for the following purposes:

(1)  To elect Trustees as follows: C. Derek Anderson, Frank S. Bayley, William
J. Guilfoyle, Arthur C. Patterson, Ruth H. Quigley.

(2) To approve a new Investment Management and Administration Contract and Sub-Advisory and Sub-Administration Contract with respect to each series of the Trust (each, a "Fund," and collectively, the "Funds").

(3) To approve replacement Rule 12b-1 plans of distribution with respect to Class A and B Shares of the Fund.

(4)  To approve changes to the fundamental investment restrictions of the Fund.

(5) To approve an agreement and plan of conversion and termination for the Trust.

(6) To ratify the selection of Coopers & Lybrand, now known as PricewaterhouseCoopers LLP, as the Trust's independent public accountants.

The results of the proxy solicitation on the above matters were as follows:

            TRUSTEE/MATTER
            ---------------------------------------------------------------------------------------------------------------
(1)         C. Derek Anderson..............................................................................................
            Frank S. Bayley................................................................................................
            William J. Guilfoyle...........................................................................................
            Arthur C. Patterson............................................................................................
            Ruth H. Quigley................................................................................................
(2)(a)      Approval of investment management and administration contract..................................................
(2)(b)      Approval of sub-advisory and sub-administration contract.......................................................
(3)         Approval of replacement Rule 12b-1 plans of distribution
            CLASS A SHARES.................................................................................................
            CLASS B SHARES.................................................................................................
(4)(a)      Modification of Fundamental Restriction on Portfolio Diversification...........................................
(4)(b)      Modification of Fundamental Restriction on Issuing Senior Securities and Borrowing Money.......................
(4)(c)      Modification of Fundamental Restriction on Making Loans........................................................
(4)(d)      Modification of Fundamental Restriction on Underwriting Securities.............................................
(4)(e)      Modification of Fundamental Restriction on Real Estate Investments.............................................
(4)(f)      Modification of Fundamental Restriction on Investing in Commodities............................................
(4)(g)      Elimination of Fundamental Restriction on Margin Transactions..................................................
(4)(h)      Elimination of Fundamental Restriction on Investing in Illiquid Securities.....................................
(4)(i)      Elimination of Fundamental Restriction on Pledging Assets......................................................
(4)(j)      Elimination of Fundamental Restriction on Investment in Oil, Gas and Mineral Leases and Programs...............
(4)(k)      Elimination of Fundamental Restriction on Investing for the Purpose of Control.................................
(4)(l)      Elimination of Fundamental Restriction on Investing in Securities of Companies That Have Been in Operation for
              Less than Three Years........................................................................................
(4)(m)      Elimination of Fundamental Restriction on Selling Securities Short.............................................
(4)(n)      Approval of New Fundamental Investment Policy Regarding Investment of All of Each Fund's Assets in an Open-End
              Fund.........................................................................................................
(5)         Approval of an agreement and plan of conversion and termination with respect to the Trust......................
(6)         Ratification of the selection of Coopers and Lybrand, now known as PricewaterhouseCoopers LLP, as the Trust's
              Independent Public Accountants...............................................................................

                                VOTES        WITHHELD/
               VOTES FOR       AGAINST      ABSTENTIONS
            ---------------  ------------  --------------
(1)             191,685,088           N/A      13,123,292
                191,766,811           N/A      13,041,568
                191,828,959           N/A      12,979,420
                191,845,270           N/A      12,963,109
                191,869,887           N/A      12,938,492
(2)(a)           10,036,876       377,037       3,286,380*
(2)(b)            9,924,807       438,232       3,337,254*
(3)
                  9,243,174       408,228         848,675
                  2,844,133        91,446         203,388
(4)(a)            9,785,679       486,780       3,427,834*
(4)(b)            9,785,679       486,780       3,427,834*
(4)(c)            9,785,679       486,780       3,427,834*
(4)(d)            9,785,524       486,935       3,427,834*
(4)(e)            9,785,679       486,780       3,427,834*
(4)(f)            9,784,205       488,254       3,427,834*
(4)(g)            9,785,524       486,935       3,427,834*
(4)(h)            9,782,717       489,742       3,427,824
(4)(i)            9,785,524       486,935       3,427,834*
(4)(j)            9,785,679       486,780       3,427,834*
(4)(k)            9,785,549       486,910       3,427,834*
(4)(l)
                  9,784,035       488,424       3,427,834*
(4)(m)            9,781,946       490,513       3,427,834*
(4)(n)
                  9,785,300       487,159       3,427,834*
(5)             190,027,469     6,362,084      94,055,040*
(6)
                191,358,779     2,114,168      11,333,063

--------------
* Includes Broker Non-Votes

--------------
FEDERAL TAX INFORMATION (UNAUDITED):

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $34,293,657 as capital gain dividends for the fiscal year ended October 31, 1998.

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders of AIM Global Infrastructure Fund (formerly GT Global Infrastructure Fund) and Board of Trustees of AIM Investment Funds (formerly G.T. Investment Funds, Inc.):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Infrastructure
Fund - Consolidated at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                      PRICEWATERHOUSECOOPERS LLP

BOSTON, MASSACHUSETTS
DECEMBER 18, 1998

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Energy (35.3%)
  AES Corp.-/- ...............................................   US             48,264   $ 1,975,808         3.1
    ELECTRICAL & GAS UTILITIES
  Enron Corp. ................................................   US             35,001     1,846,303         2.9
    GAS PRODUCTION & DISTRIBUTION
  Houston Industries, Inc. ...................................   US             59,000     1,832,688         2.9
    ELECTRICAL & GAS UTILITIES
  Dominion Resources, Inc. ...................................   US             38,000     1,755,125         2.8
    ELECTRICAL & GAS UTILITIES
  Endesa S.A. - ADR{\/} ......................................   SPN            68,400     1,739,925         2.8
    ELECTRICAL & GAS UTILITIES
  Pinnacle West Capital Corp. ................................   US             32,000     1,402,000         2.2
    ELECTRICAL & GAS UTILITIES
  National Grid Group PLC ....................................   UK            200,000     1,368,580         2.2
    ELECTRICAL & GAS UTILITIES
  Edison S.p.A. ..............................................   ITLY          150,000     1,325,549         2.1
    ELECTRICAL & GAS UTILITIES
  BG PLC .....................................................   UK            200,000     1,310,022         2.1
    ELECTRICAL & GAS UTILITIES
  Union Electrica Fenosa S.A.-/- .............................   SPN            60,000       973,652         1.5
    ELECTRICAL & GAS UTILITIES
  Texas Utilities Co. ........................................   US             20,000       875,000         1.4
    ELECTRICAL & GAS UTILITIES
  EVN Energie-Versorgung Niederoesterreich AG ................   ASTRI           5,600       798,420         1.3
    ELECTRICAL & GAS UTILITIES
  Montana Power Co. ..........................................   US             18,000       779,625         1.2
    ELECTRICAL & GAS UTILITIES
  Interstate Energy Corp. ....................................   US             23,740       734,456         1.2
    ELECTRICAL & GAS UTILITIES
  GPU, Inc. ..................................................   US             16,000       690,000         1.1
    ELECTRICAL & GAS UTILITIES
  Public Service Enterprise Group, Inc. ......................   US             17,000       646,000         1.0
    ELECTRICAL & GAS UTILITIES
  EDP-Electricidade de Portugal S.A. .........................   PORT           25,400       638,739         1.0
    ELECTRICAL & GAS UTILITIES
  USEC, Inc.-/- ..............................................   US             39,600       579,150         0.9
    ENERGY SOURCES
  Viag AG ....................................................   GER               800       543,774         0.9
    ELECTRICAL & GAS UTILITIES
  El Paso Energy Corp. .......................................   US             12,400       439,425         0.7
    GAS PRODUCTION & DISTRIBUTION
  Hub Power Co. ..............................................   PAK               400            79          --
    ELECTRICAL & GAS UTILITIES
                                                                                         -----------
                                                                                          22,254,320
                                                                                         -----------
Services (29.5%)
  Vivendi ....................................................   FR             11,982     2,737,841         4.4
    CONSUMER SERVICES
  Mannesmann AG ..............................................   GER            19,000     1,871,186         3.0
    WIRELESS COMMUNICATIONS

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Services (Continued)
  Telecom Italia SpA - Di Risp ...............................   ITLY          300,000   $ 1,519,597         2.4
    TELEPHONE NETWORKS
  SBC Communications .........................................   US             29,000     1,343,063         2.1
    TELEPHONE - REGIONAL/LOCAL
  Portugal Telecom S.A. - ADR{\/} ............................   PORT           28,000     1,323,000         2.1
    TELEPHONE NETWORKS
  Bell Atlantic Corp. ........................................   US             22,000     1,168,750         1.9
    TELEPHONE - REGIONAL/LOCAL
  MCI WorldCom, Inc.-/- ......................................   US             20,000     1,105,000         1.8
    TELEPHONE NETWORKS
  Comair Holdings, Inc. ......................................   US             32,300     1,061,863         1.7
    TRANSPORTATION - AIRLINES
  Swisscom AG-/- .............................................   SWTZ            2,671       905,056         1.4
    TELEPHONE NETWORKS
  Tele-Communications, Inc. "A"-/- ...........................   US             20,000       842,500         1.3
    CABLE TELEVISION
  Equant N.V.-/- {\/} ........................................   NETH           18,880       826,000         1.3
    TELEPHONE NETWORKS
  Brisa-Auto Estradas de Portugal S.A. .......................   PORT           16,000       744,230         1.2
    TRANSPORTATION - ROAD & RAIL
  Canadian National Railway Co. ..............................   CAN            12,800       639,378         1.0
    TRANSPORTATION - ROAD & RAIL
  Aeroporti di Roma SpA ......................................   ITLY           96,000       600,615         1.0
    TRANSPORTATION - AIRLINES
  Deutsche Lufthansa AG ......................................   GER            20,000       435,019         0.7
    TRANSPORTATION - AIRLINES
  AirTouch Communications, Inc.-/- ...........................   US              7,100       397,600         0.6
    WIRELESS COMMUNICATIONS
  AMR Corp.-/- ...............................................   US              5,700       381,900         0.6
    TRANSPORTATION - AIRLINES
  Stagecoach Holdings PLC ....................................   UK             96,000       372,628         0.6
    TRANSPORTATION - ROAD & RAIL
  RailWorks Corp.-/- .........................................   US             23,700       157,013         0.2
    TRANSPORTATION - ROAD & RAIL
  China Telecom (Hong Kong) Ltd.-/- ..........................   HK             80,000       150,300         0.2
    WIRELESS COMMUNICATIONS
  Hellenic Telecommunication Organization S.A. (OTE) .........   GREC               11           250          --
    TELEPHONE NETWORKS
                                                                                         -----------
                                                                                          18,582,789
                                                                                         -----------
Capital Goods (11.2%)
  Kaufman and Broad Home Corp. ...............................   US             42,000     1,199,625         1.9
    CONSTRUCTION
  Gulfstream Aerospace Corp.-/- ..............................   US             25,000     1,106,250         1.8
    AEROSPACE/DEFENSE
  General Electric Co. PLC ...................................   UK            122,500       978,647         1.6
    AEROSPACE/DEFENSE
  Nokia Oyj "A" - ADR{\/} ....................................   FIN            10,000       930,625         1.5
    TELECOM EQUIPMENT

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Capital Goods (Continued)
  United Technologies Corp. ..................................   US              7,000   $   666,750         1.1
    AEROSPACE/DEFENSE
  Tellabs, Inc.-/- ...........................................   US             12,000       660,000         1.0
    TELECOM EQUIPMENT
  MAN AG .....................................................   GER             1,500       489,396         0.8
    MACHINERY & ENGINEERING
  British Aerospace PLC ......................................   UK             65,000       483,395         0.8
    AEROSPACE/DEFENSE
  Boeing Co. .................................................   US              9,700       363,750         0.6
    AEROSPACE/DEFENSE
  L-3 Communications Holdings, Inc.-/- .......................   US              1,300        55,900         0.1
    AEROSPACE/DEFENSE
                                                                                         -----------
                                                                                           6,934,338
                                                                                         -----------
Materials/Basic Industry (9.1%)
  Lafarge S.A. ...............................................   FR             20,000     2,045,483         3.3
    BUILDING MATERIALS & COMPONENTS
  Martin Marietta Materials, Inc. ............................   US             25,000     1,226,563         1.9
    MISC. MATERIALS & COMMODITIES
  La Cementos Nacional, C.A. - 144A GDR{.} {\/} ..............   ECDR            5,975       687,125         1.1
    CEMENT
  Hanson PLC - ADR{\/} .......................................   UK             16,000       565,000         0.9
    BUILDING MATERIALS & COMPONENTS
  CRH PLC ....................................................   UK             38,000       553,756         0.9
    BUILDING MATERIALS & COMPONENTS
  Suez Cement Co. - Reg S GDR{c} {\/} ........................   EGPT           22,000       324,500         0.5
    CEMENT
  Centex Corp. ...............................................   US              9,400       314,900         0.5
    BUILDING MATERIALS & COMPONENTS
                                                                                         -----------
                                                                                           5,717,327
                                                                                         -----------
Technology (2.8%)
  Cisco Systems, Inc.-/- .....................................   US             17,250     1,086,750         1.7
    NETWORKING
  Tekelec-/- .................................................   US             40,000       717,500         1.1
    TELECOM TECHNOLOGY
                                                                                         -----------
                                                                                           1,804,250
                                                                                         -----------       -----

TOTAL EQUITY INVESTMENTS (cost $44,438,182) ..................                            55,293,024        87.9
                                                                                         -----------       -----

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
--------------------------------------------------------------                           -----------   -------------
  Dated October 30, 1998, with State Street Bank & Trust Co., due November 2, 1998, for an effective yield of 5.30%,
   collateralized by $5,070,000 U.S. Treasury Notes, 6.50% due
   5/15/05 (market value of collateral is $5,810,321,
   including accrued interest). (cost $5,694,000) ............                           $ 5,694,000         9.1
                                                                                         -----------       -----

TOTAL INVESTMENTS (cost $50,132,182) * .......................                            60,987,024        97.0
Other Assets and Liabilities .................................                             1,890,613         3.0
                                                                                         -----------       -----

NET ASSETS ...................................................                           $62,877,637       100.0
                                                                                         -----------       -----
                                                                                         -----------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        {c} Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
          * For Federal income tax purposes, cost is $50,132,182 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  11,779,031
                 Unrealized depreciation:              (924,189)
                                                  -------------
                 Net unrealized appreciation:     $  10,854,842
                                                  -------------
                                                  -------------

             Abbreviations:
             ADR--American Depositary Receipt
             GDR--Global Depositary Receipt

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at October 31, 1998, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS {D}
                                        ------------------------------
                                                  SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY      & OTHER      TOTAL
--------------------------------------  ------   -------------   -----
Austria (ASTRI/ATS) ..................    1.3                      1.3
Canada (CAN/CAD) .....................    1.0                      1.0
Ecuador (ECDR/ECS) ...................    1.1                      1.1
Egypt (EGPT/EGP) .....................    0.5                      0.5
Finland (FIN/FIM) ....................    1.5                      1.5
France (FR/FRF) ......................    7.7                      7.7
Germany (GER/DEM) ....................    5.4                      5.4
Hong Kong (HK/HKD) ...................    0.2                      0.2
Italy (ITLY/ITL) .....................    5.5                      5.5
Netherlands (NETH/NLG) ...............    1.3                      1.3
Portugal (PORT/PTE) ..................    4.3                      4.3
Spain (SPN/ESP) ......................    4.3                      4.3
Switzerland (SWTZ/CHF) ...............    1.4                      1.4
United Kingdom (UK/GBP) ..............    9.1                      9.1
United States (US/USD) ...............   43.3        12.1         55.4
                                        ------      -----        -----
Total  ...............................   87.9        12.1        100.0
                                        ------      -----        -----
                                        ------      -----        -----

--------------

{d}  Percentages indicated are based on net assets of $62,877,637.

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1998

                                                                                     UNREALIZED
                                           MARKET VALUE      CONTRACT    DELIVERY   APPRECIATION
CONTRACTS TO BUY:                         (U.S. DOLLARS)      PRICE        DATE    (DEPRECIATION)
----------------------------------------  --------------   ------------  --------  --------------
Deutsche Marks..........................       2,117,189        1.63655  11/27/98   $   (21,456)
Deutsche Marks..........................         604,912        1.67875  11/27/98         9,230
Deutsche Marks..........................         483,929        1.74405  11/27/98        25,227
French Francs...........................       2,525,704        5.47050   12/8/98       (33,477)
                                          --------------                           --------------
  Total Contracts to Buy (Payable amount
   $5,752,210)..........................       5,731,734                                (20,476)
                                          --------------                           --------------
THE VALUE OF CONTRACTS TO BUY AS
 PERCENTAGE OF NET ASSETS IS 9.12%.


CONTRACTS TO SELL:
----------------------------------------
Deutsche Marks..........................       3,206,030        1.78600  11/27/98      (238,505)
French Francs...........................       2,525,704        5.76105   12/8/98       (95,591)
                                          --------------                           --------------
  Total Contracts to Sell (Receivable
   amount $5,397,638)...................       5,731,734                               (334,096)
                                          --------------                           --------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 9.12%.
  Total Open Forward Foreign Currency
   Contracts, Net.......................                                            $  (354,572)
                                                                                   --------------
                                                                                   --------------

----------------
See Note 1 of Notes to the Financial Statements.

    The accompanying notes are an integral part of the financial statements.

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                October 31, 1998

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $50,132,182) (Note 1)............................  $60,987,024
  U.S. currency...................................................................  $     187
  Foreign currencies (cost $1,246,112)............................................  1,222,705   1,222,892
                                                                                    ---------
  Receivable for securities sold.............................................................   2,900,604
  Dividends and dividend withholding tax reclaims receivable.................................      71,072
  Unamortized organizational costs (Note 1)..................................................       5,980
  Receivable for Fund shares sold............................................................       3,337
  Interest and miscellaneous receivable......................................................       2,860
                                                                                               ----------
    Total assets.............................................................................  65,193,769
                                                                                               ----------
Liabilities:
  Payable for securities purchased...........................................................   1,353,704
  Payable for open forward foreign currency contracts, net (Note 1)..........................     354,572
  Payable for Fund shares repurchased........................................................     271,106
  Payable for service and distribution expenses (Note 2).....................................      91,358
  Payable for transfer agent fees (Note 2)...................................................      73,036
  Payable for printing and postage expenses..................................................      54,875
  Payable for professional fees..............................................................      42,068
  Payable for investment management and administration fees (Note 2).........................      25,654
  Payable for registration and filing fees...................................................      23,067
  Payable for custodian fees.................................................................      11,419
  Payable for Trustees' fees and expenses (Note 2)...........................................       3,587
  Payable for fund accounting fees (Note 2)..................................................       1,541
  Other accrued expenses.....................................................................      10,045
                                                                                               ----------
    Total liabilities........................................................................   2,316,032
  Minority interest (Notes 1 & 2)............................................................         100
                                                                                               ----------
Net assets...................................................................................  $62,877,637
                                                                                               ----------
                                                                                               ----------
Class A:
Net asset value and redemption price per share ($23,531,410 DIVIDED BY 1,659,002 shares
 outstanding)................................................................................  $    14.18
                                                                                               ----------
                                                                                               ----------
Maximum offering price per share (100/95.25 of $14.18) *.....................................  $    14.89
                                                                                               ----------
                                                                                               ----------
Class B:+
Net asset value and offering price per share ($32,349,296 DIVIDED BY 2,333,106 shares
 outstanding)................................................................................  $    13.87
                                                                                               ----------
                                                                                               ----------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($6,996,931 DIVIDED
 BY 483,874 shares outstanding)..............................................................  $    14.46
                                                                                               ----------
                                                                                               ----------
Net assets consist of:
  Paid in capital (Note 4)...................................................................  $47,321,830
  Undistributed net investment income........................................................     147,120
  Accumulated net realized gain on investments and foreign currency transactions.............   4,932,520
  Net unrealized depreciation on translation of assets and liabilities in foreign
   currencies................................................................................    (378,675)
  Net unrealized appreciation of investments.................................................  10,854,842
                                                                                               ----------
Total -- representing net assets applicable to capital shares outstanding....................  $62,877,637
                                                                                               ----------
                                                                                               ----------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1998

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of $181,399)...............................  $1,666,460
  Interest income............................................................................     396,324
  Securities lending income..................................................................      45,192
                                                                                               ----------
    Total investment income..................................................................   2,107,976
                                                                                               ----------
Expenses:
  Investment management and administration fees (Note 2).....................................     822,356
  Service and distribution expenses: (Note 2)
    Class A.......................................................................  $ 157,270
    Class B.......................................................................    451,823     609,093
                                                                                    ---------
  Transfer agent fees (Note 2)...............................................................     300,290
  Professional fees..........................................................................      93,695
  Printing and postage expenses..............................................................      73,214
  Registration and filing fees...............................................................      72,670
  Custodian fees.............................................................................      39,785
  Fund accounting fees (Note 2)..............................................................      22,640
  Trustees' fees and expenses (Note 2).......................................................      13,870
  Amortization of organization costs (Note 1)................................................      10,300
  Other expenses.............................................................................       6,446
                                                                                               ----------
    Total expenses before reductions.........................................................   2,064,359
                                                                                               ----------
      Expenses reimbursed by A I M Advisors, Inc. (Note 2)...................................    (193,053)
      Expense reductions (Note 5)............................................................      (7,816)
                                                                                               ----------
    Total net expenses.......................................................................   1,863,490
                                                                                               ----------
Net investment income........................................................................     244,486
                                                                                               ----------
Net realized and unrealized gain (loss) on investments and foreign currencies:
  (Note 1)
  Net realized gain on investments................................................  4,932,911
  Net realized loss on foreign currency transactions..............................    (76,810)
                                                                                    ---------
    Net realized gain during the year........................................................   4,856,101
  Net change in unrealized depreciation on translation of assets and liabilities
   in foreign currencies..........................................................   (333,974)
  Net change in unrealized appreciation of investments............................  (7,919,952)
                                                                                    ---------
    Net unrealized depreciation during the year..............................................  (8,253,926)
                                                                                               ----------
Net realized and unrealized loss on investments and foreign currencies.......................  (3,397,825)
                                                                                               ----------
Net decrease in net assets resulting from operations.........................................  $(3,153,339)
                                                                                               ----------
                                                                                               ----------

    The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                                YEAR ENDED
                                                                                   YEAR ENDED    OCTOBER
                                                                                   OCTOBER 31,     31,
                                                                                      1998         1997
                                                                                   -----------  ----------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)...................................................  $   244,486  $ (405,469)
  Net realized gain on investments and foreign currency transactions.............    4,856,101     778,612
  Net change in unrealized depreciation on translation of assets and liabilities
   in foreign currencies.........................................................     (333,974)   (116,926)
  Net change in unrealized appreciation (depreciation) of investments............   (7,919,952)  8,647,635
                                                                                   -----------  ----------
    Net increase (decrease) in net assets resulting from operations..............   (3,153,339)  8,903,852
                                                                                   -----------  ----------
Class A:
Distributions to shareholders: (Note 1)
  From net realized gain on investments..........................................     (275,162) (1,943,050)
Class B:
Distributions to shareholders: (Note 1)
  From net realized gain on investments..........................................     (454,982) (2,733,339)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net realized gain on investments..........................................      (39,917)    (17,129)
                                                                                   -----------  ----------
    Total distributions..........................................................     (770,061) (4,693,518)
                                                                                   -----------  ----------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested...............................   15,304,011  44,324,471
  Decrease from capital shares repurchased.......................................  (46,522,033) (42,934,337)
                                                                                   -----------  ----------
    Net increase (decrease) from capital share transactions......................  (31,218,022)  1,390,134
                                                                                   -----------  ----------
Total increase (decrease) in net assets..........................................  (35,141,422)  5,600,468
Net assets:
  Beginning of year..............................................................   98,019,059  92,418,591
                                                                                   -----------  ----------
  End of year *..................................................................  $62,877,637  $98,019,059
                                                                                   -----------  ----------
                                                                                   -----------  ----------
   * Includes undistributed net investment income of.............................  $   147,120  $       --
                                                                                   -----------  ----------
                                                                                   -----------  ----------

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                       CLASS A
                                          -----------------------------------------------------------------
                                                                                            MAY 31, 1994
                                                      YEAR ENDED OCTOBER 31,              (COMMENCEMENT OF
                                          ----------------------------------------------   OPERATIONS) TO
                                           1998 (d)    1997 (d)    1996 (d)      1995     OCTOBER 31, 1994
                                          ----------  ----------  ----------  ----------  -----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $   15.01   $   14.42   $   12.11   $   12.47       $   11.43
                                          ----------  ----------  ----------  ----------  -----------------
Income from investment operations:
  Net investment income (loss)..........       0.07*      (0.01)      (0.03)      (0.03) **          0.01* * *
  Net realized and unrealized gain
   (loss) on investments................      (0.79)       1.32        2.34       (0.33)           1.03
                                          ----------  ----------  ----------  ----------  -----------------
    Net increase (decrease) from
     investment operations..............      (0.72)       1.31        2.31       (0.36)           1.04
                                          ----------  ----------  ----------  ----------  -----------------
Distributions to shareholders:
  From net realized gain on
   investments..........................      (0.11)      (0.72)         --          --              --
                                          ----------  ----------  ----------  ----------  -----------------
    Total distributions.................      (0.11)      (0.72)         --          --              --
                                          ----------  ----------  ----------  ----------  -----------------
Net asset value, end of period..........  $   14.18   $   15.01   $   14.42   $   12.11       $   12.47
                                          ----------  ----------  ----------  ----------  -----------------
                                          ----------  ----------  ----------  ----------  -----------------

Total investment return (c).............      (4.82)%      9.38%      19.08%      (2.89)%          9.10% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  23,531   $  38,281   $  38,397   $  36,241       $  23,615
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement (Notes 2 & 5)..........       0.52%      (0.09)%     (0.19)%     (0.32)%          0.41% (a)
  Without expense reductions and
   reimbursement........................       0.28%      (0.17)%     (0.30)%     (0.58)%         (0.47)% (a)
Ratio of expenses to average net assets:
  With expense reductions and
   reimbursement (Notes 2 & 5)..........       1.99%       2.00%       2.14%       2.36%           2.40% (a)
  Without expense reductions and
   reimbursement........................       2.23%       2.08%       2.25%       2.62%           3.28% (a)
Portfolio turnover rate++...............         96%         41%         41%         45%             18%

----------------

  (a)  Annualized
  (b)  Not Annualized
  (c)  Total investment return does not include sales charges.
  (d) These selected per share data were calculated based upon average shares outstanding during the period.
    * Before reimbursement the net investment income per share would have been reduced by $0.03 for Class A shares, $0.03 for Class B shares, and $0.04 for Advisor Class shares.
  * * Before reimbursement the net investment income per share would have been reduced by $0.03 for Class A shares, $0.03 for Class B shares, and $0.02 for Advisor Class shares.
 * * * Before reimbursement the net investment income per share would have been reduced by $0.02 for Class A and Class B from May 31, 1994 to October 31, 1994.
    + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                       CLASS B
                                          -----------------------------------------------------------------
                                                                                            MAY 31, 1994
                                                      YEAR ENDED OCTOBER 31,              (COMMENCEMENT OF
                                          ----------------------------------------------   OPERATIONS) TO
                                           1998 (d)    1997 (d)    1996 (d)      1995     OCTOBER 31, 1994
                                          ----------  ----------  ----------  ----------  -----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $   14.75   $   14.24   $   12.03   $   12.45       $   11.43
                                          ----------  ----------  ----------  ----------  -----------------
Income from investment operations:
  Net investment income (loss)..........         --*      (0.09)      (0.09)      (0.09) **         (0.01) * * *
  Net realized and unrealized gain
   (loss) on investments................      (0.77)       1.32        2.30       (0.33)           1.03
                                          ----------  ----------  ----------  ----------  -----------------
    Net increase (decrease) from
     investment operations..............      (0.77)       1.23        2.21       (0.42)           1.02
                                          ----------  ----------  ----------  ----------  -----------------
Distributions to shareholders:
  From net realized gain on
   investments..........................      (0.11)      (0.72)         --          --              --
                                          ----------  ----------  ----------  ----------  -----------------
    Total distributions.................      (0.11)      (0.72)         --          --              --
                                          ----------  ----------  ----------  ----------  -----------------
Net asset value, end of period..........  $   13.87   $   14.75   $   14.24   $   12.03       $   12.45
                                          ----------  ----------  ----------  ----------  -----------------
                                          ----------  ----------  ----------  ----------  -----------------

Total investment return (c).............      (5.31)%      8.83%      18.37%      (3.37)%          8.92% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  32,349   $  57,199   $  53,678   $  50,181       $  30,954
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement (Notes 2 & 5)..........       0.02%      (0.59)%     (0.69)%     (0.82)%         (0.09)% (a)
  Without expense reductions and
   reimbursement........................      (0.22)%     (0.67)%     (0.80)%     (1.08)%         (0.97)% (a)
Ratio of expenses to average net assets:
  With expense reductions and
   reimbursement (Notes 2 & 5)..........       2.49%       2.50%       2.64%       2.86%           2.90% (a)
  Without expense reductions and
   reimbursement........................       2.73%       2.58%       2.75%       3.12%           3.78% (a)
Portfolio turnover rate++...............         96%         41%         41%         45%             18%

----------------

  (a)  Annualized
  (b)  Not Annualized
  (c)  Total investment return does not include sales charges.
  (d) These selected per share data were calculated based upon average shares outstanding during the period.
    * Before reimbursement the net investment income per share would have been reduced by $0.03 for Class A shares, $0.03 for Class B shares, and $0.04 for Advisor Class shares.
  * * Before reimbursement the net investment income per share would have been reduced by $0.03 for Class A shares, $0.03 for Class B shares, and $0.02 for Advisor Class shares.
 * * * Before reimbursement the net investment income per share would have been reduced by $0.02 for Class A and Class B from May 31, 1994 to October 31, 1994.
    + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                            ADVISOR CLASS+
                                          ---------------------------------------------------
                                                                                JUNE 1, 1995
                                                 YEAR ENDED OCTOBER 31,              TO
                                          ------------------------------------   OCTOBER 31,
                                           1998 (d)     1997 (d)     1996 (d)       1995
                                          -----------  -----------  ----------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....   $   15.23    $   14.52   $   12.14     $   12.00
                                          -----------  -----------  ----------  -------------
Income from investment operations:
  Net investment income (loss)..........        0.16*        0.05        0.04          0.02* *
  Net realized and unrealized gain
   (loss) on investments................       (0.82)        1.38        2.34          0.12
                                          -----------  -----------  ----------  -------------
    Net increase (decrease) from
     investment operations..............       (0.66)        1.43        2.38          0.14
                                          -----------  -----------  ----------  -------------
Distributions to shareholders:
  From net realized gain on
   investments..........................       (0.11)       (0.72)         --            --
                                          -----------  -----------  ----------  -------------
    Total distributions.................       (0.11)       (0.72)         --            --
                                          -----------  -----------  ----------  -------------
Net asset value, end of period..........   $   14.46    $   15.23   $   14.52     $   12.14
                                          -----------  -----------  ----------  -------------
                                          -----------  -----------  ----------  -------------

Total investment return (c).............       (4.35)%      10.10%      19.60%         1.17%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $   6,997    $   2,539   $     344     $     216
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement (Notes 2 & 5)..........        1.02%        0.41%       0.31%         0.18%(a)
  Without expense reductions and
   reimbursement........................        0.78%        0.33%       0.20%        (0.08)%(a)
Ratio of expenses to average net assets:
  With expense reductions and
   reimbursement (Notes 2 & 5)..........        1.49%        1.50%       1.64%         1.86%(a)
  Without expense reductions and
   reimbursement........................        1.73%        1.58%       1.75%         2.12%(a)
Portfolio turnover rate++...............          96%          41%         41%           45%

----------------

  (a)  Annualized
  (b)  Not Annualized
  (c)  Total investment return does not include sales charges.
  (d) These selected per share data were calculated based upon average shares outstanding during the period.
    * Before reimbursement the net investment income per share would have been reduced by $0.03 for Class A shares, $0.03 for Class B shares, and $0.04 for Advisor Class shares.
  * * Before reimbursement the net investment income per share would have been reduced by $0.03 for Class A shares, $0.03 for Class B shares, and $0.02 for Advisor Class shares.
 * * * Before reimbursement the net investment income per share would have been reduced by $0.02 for Class A and Class B from May 31, 1994 to October 31, 1994.
    + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                October 31, 1998

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (SEE ALSO NOTE 2)
AIM Global Infrastructure Fund (the "Fund"), formerly GT Global Infrastructure Fund, is a separate series of AIM Investment Funds (the "Trust"), formerly G.T. Investment Funds, Inc. The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Trust has thirteen series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund invests substantially all of its investable assets in Global Infrastructure Portfolio, (the "Portfolio"). The Portfolio is organized as a subtrust of Global Investment Portfolio, a Delaware business trust and is registered under the 1940 Act as an open-end management investment company.

The Portfolio has investment objectives, policies, and limitations substantially identical to those of its corresponding Fund. Therefore, the financial statements of the Fund and Portfolio have been presented on a consolidated basis, and represent all activities of both the Fund and Portfolio. Through October 31, 1998, all of the shares of beneficial interest of the Portfolio were owned by either the Fund or A I M Advisors, Inc. (the "Manager"), which has a nominal ($100) investment in the Portfolio.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges except that Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the Manager to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund and Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Portfolio after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Portfolio, it is the Portfolio's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Portfolio under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the Forward Contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amount shown in the Portfolio's "Statement of Assets and Liabilities". The Portfolio could be exposed to risk if a counter party is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Portfolio may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Portfolio writes a call or put option, an amount equal to the premium received is included in the Portfolio's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Portfolio can write options only on a covered basis, which, for a call, requires that the Portfolio hold the underlying security and, for a put, requires the Portfolio to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price, or otherwise provide adequate cover at all times while the put option is outstanding. The Portfolio may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Portfolio for the purchase of a call or put option is included in the Portfolio's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio realizes a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Portfolio is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Portfolio may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out-basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Portfolio may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Portfolio to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At October 31, 1998, stocks with an aggregate value of $9,982,375 were on loan to brokers. The loans were secured by cash collateral of $10,007,255 received by the Portfolio. For the year ended October 31, 1998, the Fund received fees of $45,192.

For international securities, cash collateral is received by the Portfolio against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Portfolio against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

(I) TAXES
It is the intended policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, unrealized appreciation of securities held, or excise tax on income and capital gains.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolio and timing differences.

(K) DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund in connection with its organization, its initial registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $51,500. These expenses are being amortized on a straightline basis over a five-year period.

(L) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Portfolio's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

In addition, the Portfolio's policy of concentrating its investments in companies in the infrastructure industry subject the Portfolio to greater risk than a fund that is more diversified.

(M) INDEXED SECURITIES
The Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) RESTRICTED SECURITIES
The Portfolio is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the year, restricted securities, if any, (excluding 144A issues), are shown at the end of the Fund's Portfolio of Investments.

(O) LINE OF CREDIT
The Fund, along with certain other funds advised and/or administered by the Manager, has a line of credit with each of BankBoston and State Street Bank and Trust Company. The arrangements with the banks allow the Fund and certain other Funds to borrow, on a first come, first serve basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets. There were no loans throughout the year. On October 31, 1998, the Fund had no loans outstanding.

2. RELATED PARTIES
A I M Advisors, Inc. (the "Manager"), an indirect wholly-owned subsidiary of AMVESCAP PLC, is the Fund's and Portfolio's investment manager and administrator. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT") consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. A I M Distributors, Inc. ("AIM Distributors"), a wholly-owned subsidiary of the Manager, is the Fund's distributor as of the close of business on May 29, 1998. The Trust was reorganized from a Maryland corporation into a Delaware business trust, and the Portfolio was reorganized from a New York common law trust into a Delaware business trust on September 8, 1998. Finally, as of the close of business on September 4, 1998, A I M Fund Services, Inc. ("AFS"), an affiliate of the Manager and AIM Distributors, replaced GT Global Investor Services, Inc. ("GT Services") as the transfer agent of the Fund.

The Fund pays the Manager administration fees at the annualized rate of 0.25% of such Fund's average daily net assets. The Portfolio pays investment management and administration fees to the Manager at the annualized rate of 0.725% on the first $500 million of average daily net assets of the Portfolio; 0.70% on the next $500 million; 0.675% on the next $500 million; and 0.65% on amounts thereafter. These fees are computed daily and paid monthly.

AIM Distributors, an affiliate of the Manager, serves as the Fund's distributor. For the period ended May 29, 1998, GT Global, Inc. ("GT Global") served as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. AIM Distributors collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1998, AIM Distributors and GT Global retained sales charges of $1,469 and $3,607, respectively. Purchases of Class A shares exceeding $1,000,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. AIM Distributors and GT Global collected no CDSCs for the year ended October 31, 1998. AIM Distributors also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, AIM Distributors, from its own resources, pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended October 31, 1998, AIM Distributors and GT Global collected CDSCs in the amount of $108,570 and $244,354, respectively. In addition, AIM Distributors makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

For the period ended May 29, 1998, pursuant to the then effective separate distribution plans adopted under the 1940 Act Rule 12b-1 by the Trust's Board of Trustees with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Class A Plan would have been incurred within one year of such reimbursement.

For the period ended May 29, 1998, pursuant to the Class B Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continued in effect.

Effective as of the close of business May 29, 1998, pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees adopted a Master Distribution Plan applicable to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund compensates AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A or Class B shares of the Fund. Under the Class A Plan, the Fund compensates AIM Distributors at the annualized rate of 0.50% of the average daily net assets of the Fund's Class A shares. Under the Class B Plan, the Fund compensates AIM Distributors at an annualized rate of 1.00% of the average daily net assets of the Fund's Class B shares.

The Class A Plan and the Class B Plan (together, the "Plans") are designed to compensate AIM Distributors for certain promotional and other sales-related costs, and to implement a dealer incentive program that provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A and Class B shares of the Fund. Payments also can be directed by AIM Distributors to Financial Institutions who have entered into service agreements with respect to Class A and Class B shares of the Fund and who provide continuing personal services to their customers who own Class A and Class B shares of the Fund. The service fees payable to selected Financial Institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such Institution's customers' accounts that were purchased on or after a prescribed date set forth in the Plans.

The Manager and AIM Distributors voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expense) to the maximum annual rate of 2.00%, 2.50%, and 1.50% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by AIM Distributors of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or AIM Distributors of portions of the Fund's other operating expenses.

Effective as of the close of business September 4, 1998, the Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") an annualized fee of $24.85 per shareholder accounts that are open during any monthly period (this fee includes all out-of-pocket expenses), and an annualized fee of $0.70 per shareholder account that is closed during any monthly period. Both fees shall be billed by AFS monthly in arrears on a prorated basis of 1/12 of the annualized fee for all such accounts.

For the period November 1, 1997 to September 4, 1998, GT Services, an affiliate of the Manager and AIM Distributors, was the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services received an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also was reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund and Portfolio. The monthly fee for these services paid to the Manager is a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Investment Portfolios, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

The Trust pays each Trustee who is not an employee, officer or director of the Manager, or any other affiliated company, $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1998, purchases and sales of investment securities by the Portfolio, other than U.S. government obligations and short-term investments, aggregated $73,625,025 and $110,306,469, respectively. For the year ended October 31, 1998, there were no purchases and sales of U.S. government obligations.

4. CAPITAL SHARES
At October 31, 1998, there were 6,000,000,000 shares of the Trust's common stock authorized, at $0.0001 par value. Of this amount, 400,000,000 were classified as shares of the AIM Global Telecommunications Fund; 400,000,000 were classified as shares of AIM Global Government Income Fund; 200,000,000 were classified as shares of AIM Global Health Care Fund; 200,000,000 were classified as shares of AIM Strategic Income Fund; 200,000,000 were classified as shares of AIM Developing Markets Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of AIM Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of AIM Latin American Growth Fund; 200,000,000 were classified as shares of AIM Emerging Markets Fund; 200,000,000 were classified as shares of AIM Emerging Markets Debt Fund; 200,000,000 were classified as shares of AIM Global Financial Services Fund; 200,000,000 were classified as shares of AIM Global Resources Fund; 200,000,000 were classified as shares of AIM Global Infrastructure Fund; 200,000,000 were classified as shares of AIM Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Trust's were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fifteen series of the Trust's and designated as Advisor Class common stock. 1,100,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                     YEAR ENDED                 YEAR ENDED
                                                                  OCTOBER 31, 1998           OCTOBER 31, 1997
                                                              -------------------------  -------------------------
CLASS A                                                         SHARES        AMOUNT       SHARES        AMOUNT
------------------------------------------------------------  -----------  ------------  -----------  ------------
Shares sold.................................................      127,344  $  1,959,159    1,282,535  $ 19,272,428
Shares issued in connection with reinvestment of
  distributions.............................................       16,842       254,490      123,795     1,776,449
                                                              -----------  ------------  -----------  ------------
                                                                  144,186     2,213,649    1,406,330    21,048,877
Shares repurchased..........................................   (1,036,046)  (15,749,628)  (1,518,962)  (23,157,570)
                                                              -----------  ------------  -----------  ------------
Net decrease................................................     (891,860) $(13,535,979)    (112,632) $ (2,108,693)
                                                              -----------  ------------  -----------  ------------
                                                              -----------  ------------  -----------  ------------


CLASS B
------------------------------------------------------------
Shares sold.................................................      378,526  $  5,629,835    1,233,796  $ 18,394,879
Shares issued in connection with reinvestment of
  distributions.............................................       24,629       365,775      164,966     2,337,575
                                                              -----------  ------------  -----------  ------------
                                                                  403,155     5,995,610    1,398,762    20,732,454
Shares repurchased..........................................   (1,949,017)  (28,654,028)  (1,288,192)  (19,574,097)
                                                              -----------  ------------  -----------  ------------
Net increase (decrease).....................................   (1,545,862) $(22,658,418)     110,570  $  1,158,357
                                                              -----------  ------------  -----------  ------------
                                                              -----------  ------------  -----------  ------------

ADVISOR CLASS
------------------------------------------------------------
Shares sold.................................................      454,559  $  7,054,949      154,643  $  2,526,548
Shares issued in connection with reinvestment of
  distributions.............................................        2,594        39,803        1,147        16,592
                                                              -----------  ------------  -----------  ------------
                                                                  457,153     7,094,752      155,790     2,543,140
Shares repurchased..........................................     (139,981)   (2,118,377)     (12,773)     (202,670)
                                                              -----------  ------------  -----------  ------------
Net increase................................................      317,172  $  4,976,375      143,017  $  2,340,470
                                                              -----------  ------------  -----------  ------------
                                                              -----------  ------------  -----------  ------------

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who then paid a portion of the Portfolio's expenses. For the year ended October 31, 1998, the Portfolio's expenses were reduced by $7,816 under these arrangements.

6. PROXY RESULTS (UNAUDITED)
The Special Meeting of Shareholders of the G.T. Investment Funds, Inc., now known as AIM Investment Funds (the "Trust") was held on May 20, 1998 at the Trust's offices, 50 California Street, 26th Floor, San Francisco, California. The meeting was held for the following purposes:

(1)  To elect Trustees as follows: C. Derek Anderson, Frank S. Bayley, William
J. Guilfoyle, Arthur C. Patterson, Ruth H. Quigley.

(2) To approve a new Investment Management and Administration Contract and Sub-Advisory and Sub-Administration Contract with respect to each series of the Trust (each, a "Fund," and collectively, the "Funds").

(3) To approve replacement Rule 12b-1 plans of distribution with respect to Class A and B Shares of the Fund.

(4)  To approve changes to the fundamental investment restrictions of the Fund.

(5) To approve an agreement and plan of conversion and termination for the Trust.

(6) To approve the conversion of the portfolios in which certain Funds invest to Delaware business trusts.

(7) To ratify the selection of Coopers & Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's independent public accountants.

The results of the proxy solicitation on the above matters were as follows:

           TRUSTEE/MATTER
           ------------------------------------------------------------------------------------------------------------------
(1)        C. Derek Anderson.................................................................................................
           Frank S. Bayley...................................................................................................
           William J. Guilfoyle..............................................................................................
           Arthur C. Patterson...............................................................................................
           Ruth H. Quigley...................................................................................................
(2)(a)     Approval of investment management and administration contract.....................................................
(2)(b)     Approval of sub-advisory and sub-administration contract..........................................................
(3)        Approval of replacement Rule 12b-1 plans of distribution
           CLASS A SHARES....................................................................................................
           CLASS B SHARES....................................................................................................
(4)(a)     Modification of Fundamental Restriction on Portfolio Diversification..............................................
(4)(b)     Modification of Fundamental Restriction on Issuing Senior Securities and Borrowing Money..........................
(4)(c)     Modification of Fundamental Restriction on Making Loans...........................................................
(4)(d)     Modification of Fundamental Restriction on Underwriting Securities................................................
(4)(e)     Modification of Fundamental Restriction on Real Estate Investments................................................
(4)(f)     Modification of Fundamental Restriction on Investing in Commodities...............................................
(4)(g)     Elimination of Fundamental Restriction on Margin Transactions.....................................................
(4)(h)     Elimination of Fundamental Restriction on Pledging Assets.........................................................
(4)(i)     Elimination of Fundamental Restriction on Investments in Oil, Gas and Mineral Leases and Programs.................
(5)        Approval of an agreement and plan of conversion and termination with respect to the Company.......................
(6)        Approval of the conversion of the portfolios in which certain Funds invest........................................
(7)        Ratification of the selection of Coopers and Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the
             Trust's independent public accountants..........................................................................

                               VOTES        WITHHELD/
              VOTES FOR       AGAINST      ABSTENTIONS
           ---------------  ------------  --------------
(1)            191,685,088           N/A      13,123,292
               191,766,811           N/A      13,041,568
               191,828,959           N/A      12,979,420
               191,845,270           N/A      12,963,109
               191,869,887           N/A      12,938,492
(2)(a)           2,456,601        64,860         710,610*
(2)(b)           2,435,836        77,094         719,142*
(3)
                 1,010,727        35,515          74,004
                 1,450,391        37,959         123,720
(4)(a)           2,406,080        95,041         730,950*
(4)(b)           2,406,080        95,041         730,950*
(4)(c)           2,406,080        95,041         730,950*
(4)(d)           2,406,080        95,041         730,950*
(4)(e)           2,406,080        95,041         730,950*
(4)(f)           2,406,080        95,041         730,950*
(4)(g)           2,406,080        95,041         730,950*
(4)(h)           2,406,080        95,041         730,950*
(4)(i)           2,406,080        95,041         730,950*
(5)            190,027,470     6,362,084      94,055,040*
(6)              2,429,777        61,704         740,590*
(7)
               191,358,779     2,114,168      11,333,063

--------------
* Includes Broker Non-Votes

--------------
FEDERAL TAX INFORMATION (UNAUDITED):

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $1,670,060 as capital gain dividends for the fiscal year ended October 31, 1998.

Pursuant to Section 854 of the Internal Revenue Code, the Fund designates 100% of ordinary income dividends paid (including short-term capital gain distributions, if any) by the Fund as income qualifying for the dividends received deduction for corporations for the fiscal year ended October 31, 1998.

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders of AIM Global Resources Fund (formerly GT Global Natural Resources Fund) and Board of Trustees of AIM Investment Funds (formerly G.T. Investment Funds, Inc.):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Resources Fund - Consolidated at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                     PRICEWATERHOUSECOOPERS LLP

BOSTON, MASSACHUSETTS
DECEMBER 18, 1998

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Energy Sources (27.0%)
  Exxon Corp. ................................................   US             21,900   $ 1,560,370         2.9
  Mobil Corp. ................................................   US             19,600     1,483,475         2.8
  Total Compagnie Francaise des Petroles S.A. - ADR{\/} ......   FR             24,700     1,444,950         2.7
  Chevron Corp. ..............................................   US             17,600     1,434,400         2.7
  Santa Fe Energy Resources, Inc.-/- .........................   US            163,700     1,330,063         2.5
  Ente Nazionale Idrocarburi (ENI) S.p.A. - ADR{\/} ..........   ITLY           20,400     1,239,300         2.3
  Amoco Corp. ................................................   US             20,800     1,167,400         2.2
  ERG SpA ....................................................   ITLY          373,000     1,124,237         2.1
  Elf Aquitaine ADR{\/} ......................................   FR             19,000     1,102,000         2.1
  Suncor Energy, Inc. ........................................   CAN            30,000       952,998         1.8
  Repsol S.A. ................................................   SPN            11,900       597,493         1.1
  Orogen Minerals Ltd. - 144A ADR{.} {\/} ....................   AUSL           37,100       505,488         0.9
  Triton Energy Ltd.-/- ......................................   US             43,900       477,413         0.9
                                                                                         -----------
                                                                                          14,419,587
                                                                                         -----------
Electrical & Gas Utilities (19.4%)
  Montana Power Co. ..........................................   US             26,000     1,126,125         2.1
  AGL Resources, Inc. ........................................   US             50,000     1,046,875         1.9
  Suburban Propane Partners L.P. .............................   US             46,000       868,250         1.6
  Leviathan Gas Pipeline Partners L.P. .......................   US             24,900       638,063         1.2
  Northern Border Partners L.P. ..............................   US             18,100       633,500         1.2
  Buckeye Partners L.P. ......................................   US             21,600       610,200         1.1
  Lakehead Pipe Line Partners L.P. ...........................   US             11,300       596,075         1.1
  TEPPCO Partners L.P. .......................................   US             20,400       594,150         1.1
  AmeriGas Partners L.P. .....................................   US             23,000       576,438         1.1
  Ferrellgas Partners L.P. ...................................   US             26,600       555,275         1.0
  Kaneb Pipe Line Partners L.P. ..............................   US             14,700       467,644         0.9
  Pembina Pipeline Income Fund Trust Units{=} ................   CAN            80,500       443,598         0.8
  Heritage Propane Partners L.P. .............................   US             17,800       409,400         0.8
  TransCanada Power L.P. .....................................   CAN            22,800       407,961         0.8
  Cornerstone Propane Partners L.P. ..........................   US             19,600       404,250         0.7
  Superior Propane Income Fund ...............................   CAN            44,100       403,118         0.7
  AEC Pipelines L.P. .........................................   CAN            66,000       374,392         0.7
  The OPTUS Natural Gas Distribution Income Fund .............   CAN            20,000       306,645         0.6
                                                                                         -----------
                                                                                          10,461,959
                                                                                         -----------
Chemicals (10.5%)
  Henkel KGaA Non-Voting Preferred ...........................   GER            10,645       910,076         1.7
  BASF AG ....................................................   GER            20,400       865,253         1.6
  Solutia, Inc. ..............................................   US             35,400       776,588         1.4
  Solvay S.A. "A" ............................................   BEL             7,900       619,789         1.2
  Air Liquide ................................................   FR              3,600       602,841         1.1
  Crompton & Knowles Corp. ...................................   US             35,900       576,644         1.1
  Potash Corporation of Saskatchewan, Inc.{\/} ...............   CAN             8,200       568,875         1.1
  Monsanto Co. ...............................................   US             10,250       416,406         0.8

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Chemicals (Continued)
  Tesoro Petroleum Corp. .....................................   US             17,700   $   262,181         0.5
                                                                                         -----------
                                                                                           5,598,653
                                                                                         -----------
Misc. Materials & Commodities (8.3%)
  USG Corp. ..................................................   US             36,900     1,759,669         3.3
  Martin Marietta Materials, Inc. ............................   US             27,900     1,368,844         2.5
  Encore Wire Corp.-/- .......................................   US             46,425       516,478         1.0
  Scheid Vineyards, Inc. "A" .................................   US             79,700       448,313         0.8
  Fresh Del Monte Produce, Inc. ..............................   US             12,300       219,863         0.4
  Chiquita Brands International ..............................   US             13,100       139,188         0.3
                                                                                         -----------
                                                                                           4,452,355
                                                                                         -----------
Cement (6.3%)
  Southdown, Inc. ............................................   US             28,372     1,544,501         2.9
  Lafarge S.A. ...............................................   FR             13,200     1,350,019         2.5
  Lafarge Corp. ..............................................   US             14,600       491,838         0.9
                                                                                         -----------
                                                                                           3,386,358
                                                                                         -----------
Metals - Non-Ferrous (6.3%)
  USEC, Inc.-/- ..............................................   US             72,300     1,057,388         2.0
  Aluminum Company of America (ALCOA) ........................   US              9,300       737,025         1.4
  Rio Tinto PLC ..............................................   UK             50,900       617,408         1.1
  Phelps Dodge Corporation ...................................   US              9,000       518,625         1.0
  EdperBrascan Corp. "A" .....................................   CAN            27,819       407,591         0.8
                                                                                         -----------
                                                                                           3,338,037
                                                                                         -----------
Energy Equipment & Services (5.1%)
  Enerflex Systems Ltd. ......................................   CAN            30,600       644,733         1.2
  Stolt Comex Seaway S.A.: ...................................   UK                 --            --         1.1
    Common-/- {\/} ...........................................   --             32,500       414,375          --
    ADR-/- {\/} ..............................................   --             14,000       144,375          --
  J. Ray McDermott S.A.-/- ...................................   US             17,400       545,925         1.0
  Coflexip - ADR{\/} .........................................   FR             10,100       486,063         0.9
  Core Laboratories N.V.-/-{\/} ..............................   NETH           21,500       485,094         0.9
                                                                                         -----------
                                                                                           2,720,565
                                                                                         -----------
Building Materials & Components (3.8%)
  Centex Construction Products, Inc. .........................   US             25,400       854,075         1.6
  Centex Corp. ...............................................   US             21,400       716,900         1.3
  Pulte Corp. ................................................   US             19,200       494,400         0.9
                                                                                         -----------
                                                                                           2,065,375
                                                                                         -----------
Gold (3.1%)
  Barrick Gold Corp.{\/} .....................................   CAN            31,700       677,588         1.3
  Freeport-McMoRan Copper & Gold, Inc. "B" ...................   US             38,000       467,875         0.9

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Gold (Continued)
  Placer Dome, Inc. ..........................................   US             29,700   $   467,775         0.9
                                                                                         -----------
                                                                                           1,613,238
                                                                                         -----------
Gas Production & Distribution (2.8%)
  Coastal Corp. ..............................................   US             42,600     1,501,650         2.8
                                                                                         -----------
Forest Products (2.6%)
  Stora Kopparbergs Bergslags Aktiebolag (STORA) "A" .........   SWDN           46,280       510,332         0.9
  Plum Creek Timber Company L.P. .............................   US             15,711       439,908         0.8
  Crown Pacific Partners L.P. ................................   US             16,300       402,406         0.7
  Doman Industries Ltd. "B"-/- ...............................   CAN           117,130        95,678         0.2
                                                                                         -----------
                                                                                           1,448,324
                                                                                         -----------
Metals - Steel (2.6%)
  IPSCO, Inc. ................................................   CAN            45,700       896,224         1.7
  British Steel PLC - ADR{\/} ................................   UK             28,300       495,250         0.9
                                                                                         -----------
                                                                                           1,391,474
                                                                                         -----------
Consumer Services (0.4%)
  United Road Services, Inc.-/- ..............................   US             13,200       211,200         0.4
                                                                                         -----------       -----

TOTAL EQUITY INVESTMENTS (cost $57,535,092) ..................                            52,608,775        98.2
                                                                                         -----------       -----

TOTAL INVESTMENTS (cost $57,535,092)  * ......................                            52,608,775        98.2
Other Assets and Liabilities .................................                               938,248         1.8
                                                                                         -----------       -----

NET ASSETS ...................................................                           $53,547,023       100.0
                                                                                         -----------       -----
                                                                                         -----------       -----

--------------

       {\/}  U.S. currency denominated.
        -/-  Non-income producing security.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {=} Pembina Pipeline Income Fund acquired and holds all of the Notes and issued and outstanding common shares of Pembina Corp.
          * For Federal income tax purposes, cost is $58,097,575 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   1,895,512
                 Unrealized depreciation:            (7,384,312)
                                                  -------------
                 Net unrealized depreciation:     $  (5,488,800)
                                                  -------------
                                                  -------------

Abbreviations:
ADR--American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at October 31, 1998, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS{d}
                                        ------------------------------
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY       OTHER       TOTAL
--------------------------------------  ------   -------------   -----
Australia (AUSL/AUD) .................    0.9                      0.9
Belgium (BEL/BEF) ....................    1.2                      1.2
Canada (CAN/CAD) .....................   11.7                     11.7
France (FR/FRF) ......................    9.3                      9.3
Germany (GER/DEM) ....................    3.3                      3.3
Italy (ITLY/ITL) .....................    4.4                      4.4
Netherlands (NETH/NLG) ...............    0.9                      0.9
Spain (SPN/ESP) ......................    1.1                      1.1
Sweden (SWDN/SEK) ....................    0.9                      0.9
United Kingdom (UK/GBP) ..............    3.1                      3.1
United States (US/USD) ...............   61.4         1.8         63.2
                                        ------        ---        -----
Total  ...............................   98.2         1.8        100.0
                                        ------        ---        -----
                                        ------        ---        -----

--------------

{d}  Percentages indicated are based on net assets of $53,547,023.

    The accompanying notes are an integral part of the financial statements.

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                October 31, 1998

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $57,535,092) (Note 1)..............................  $52,608,775
  U.S. currency.....................................................................  $      29
  Foreign currencies (cost $776,844)................................................    777,050     777,079
                                                                                      ---------
  Receivable for Fund shares sold..............................................................   1,354,626
  Receivable for securities sold...............................................................     222,089
  Dividends and dividend withholding tax reclaims receivable...................................     117,621
  Unamortized organizational costs (Note 1)....................................................       5,925
  Miscellaneous receivable.....................................................................       1,429
                                                                                                 ----------
    Total assets...............................................................................  55,087,544
                                                                                                 ----------
Liabilities:
  Payable for securities purchased.............................................................     950,376
  Payable for Fund shares repurchased..........................................................     205,174
  Payable for loan outstanding (Note 1)........................................................      87,000
  Payable for service and distribution expenses (Note 2).......................................      78,542
  Payable for transfer agent fees (Note 2).....................................................      70,818
  Payable for printing and postage expenses....................................................      48,316
  Payable for professional fees................................................................      39,070
  Payable for registration and filing fees.....................................................      19,436
  Payable for custodian fees...................................................................      12,283
  Payable for Trustees' fees and expenses (Note 2).............................................       7,592
  Payable for investment management and administration fees (Note 2)...........................       6,651
  Payable for fund accounting fees (Note 2)....................................................       1,257
  Other accrued expenses.......................................................................      13,906
                                                                                                 ----------
    Total liabilities..........................................................................   1,540,421
  Minority interest (Notes 1 & 2)..............................................................         100
                                                                                                 ----------
Net assets.....................................................................................  $53,547,023
                                                                                                 ----------
                                                                                                 ----------
Class A:
  Net asset value and redemption price per share ($19,462,555 DIVIDED BY 1,776,625 shares
   outstanding)................................................................................  $    10.95
                                                                                                 ----------
                                                                                                 ----------
  Maximum offering price per share (100/95.25 of $10.95) *.....................................  $    11.50
                                                                                                 ----------
                                                                                                 ----------
Class B:+
  Net asset value and offering price per share ($28,995,617 DIVIDED BY 2,697,440 shares
   outstanding)................................................................................  $    10.75
                                                                                                 ----------
                                                                                                 ----------
Advisor Class:
  Net asset value, offering price per share, and redemption price per share ($5,088,851 DIVIDED
   BY 459,330 shares outstanding)..............................................................  $    11.08
                                                                                                 ----------
                                                                                                 ----------
Net assets consist of:
  Paid in capital (Note 4).....................................................................  $80,825,848
  Accumulated net realized loss on investments and foreign currency transactions...............  (22,352,329)
  Net unrealized depreciation on translation of assets and liabilities in foreign currencies...        (179)
  Net unrealized depreciation of investments...................................................  (4,926,317)
                                                                                                 ----------
Total -- representing net assets applicable to capital shares outstanding......................  $53,547,023
                                                                                                 ----------
                                                                                                 ----------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1998

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of $94,244)..................................   $     848,873
  Interest income..............................................................................         271,397
  Securities lending income....................................................................          28,903
                                                                                                  -------------
    Total investment income....................................................................       1,149,173
                                                                                                  -------------
Expenses:
  Investment management and administration fees (Note 2).......................................         912,175
  Service and distribution expenses: (Note 2)
    Class A.....................................................................  $     188,613
    Class B.....................................................................        489,016         677,629
                                                                                  -------------
  Transfer agent fees (Note 2).................................................................         388,595
  Professional fees............................................................................          87,855
  Registration and filing fees.................................................................          78,115
  Printing and postage expenses................................................................          73,580
  Custodian fees...............................................................................          40,150
  Fund accounting fees (Note 2)................................................................          24,981
  Trustees' fees and expenses (Note 2).........................................................          20,100
  Amortization of organization costs (Note 1)..................................................          10,300
  Other expenses...............................................................................          38,194
                                                                                                  -------------
    Total expenses before reductions...........................................................       2,351,674
                                                                                                  -------------
      Expenses reimbursed by A I M Advisors, Inc. (Note 2).....................................        (244,561)
      Expense reductions (Note 5)..............................................................         (45,111)
                                                                                                  -------------
    Total net expenses.........................................................................       2,062,002
                                                                                                  -------------
Net investment loss............................................................................        (912,829)
                                                                                                  -------------
Net realized and unrealized loss on investments: (Note 1)
  Net realized loss on investments..............................................    (21,765,337)
  Net realized loss on foreign currency transactions............................       (113,638)
                                                                                  -------------
    Net realized loss during the year..........................................................     (21,878,975)
  Net change in unrealized depreciation on translation of assets and liabilities
   in foreign currencies........................................................        108,725
  Net change in unrealized depreciation of investments..........................    (39,300,386)
                                                                                  -------------
    Net unrealized depreciation during the year................................................     (39,191,661)
                                                                                                  -------------
Net realized and unrealized loss on investments and foreign currencies.........................     (61,070,636)
                                                                                                  -------------
Net decrease in net assets resulting from operations...........................................   $ (61,983,465)
                                                                                                  -------------
                                                                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                            YEAR ENDED       YEAR ENDED
                                           OCTOBER 31,      OCTOBER 31,
                                               1998             1997
                                          --------------   --------------
Increase (decrease) in net assets
Operations:
  Net investment loss...................  $     (912,829)  $   (2,255,658)
  Net realized gain (loss) on
   investments and foreign currency
   transactions.........................     (21,878,975)       7,540,578
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................         108,725         (125,779)
  Net change in unrealized appreciation
   (depreciation) of investments........     (39,300,386)      18,607,939
                                          --------------   --------------
    Net increase (decrease) in net
     assets resulting from operations...     (61,983,465)      23,767,080
                                          --------------   --------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income............        (602,063)              --
  From net realized gain on
   investments..........................      (1,584,312)      (1,915,988)
Class B:
Distributions to shareholders: (Note 1)
  From net investment income............        (769,604)              --
  From net realized gain on
   investments..........................      (2,025,190)      (2,369,395)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income............         (57,919)              --
  From net realized gain on
   investments..........................        (152,412)        (134,145)
                                          --------------   --------------
    Total distributions.................      (5,191,500)      (4,419,528)
                                          --------------   --------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested...........................     204,985,048      377,334,346
  Decrease from capital shares
   repurchased..........................    (255,936,633)    (336,987,548)
                                          --------------   --------------
    Net increase (decrease) from capital
     share transactions.................     (50,951,585)      40,346,798
                                          --------------   --------------
Total increase (decrease) in net
 assets.................................    (118,126,550)      59,694,350
Net assets:
  Beginning of year.....................     171,673,573      111,979,223
                                          --------------   --------------
  End of year *.........................  $   53,547,023   $  171,673,573
                                          --------------   --------------
                                          --------------   --------------
 * Includes accumulated net investment
 loss of................................  $           --   $           --
                                          --------------   --------------
                                          --------------   --------------

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                     CLASS A
                                          -------------------------------------------------------------
                                                                                        MAY 31, 1994
                                                                                        (COMMENCEMENT
                                                   YEAR ENDED OCTOBER 31,             OF OPERATIONS) TO
                                          -----------------------------------------      OCTOBER 31,
                                          1998 (d)   1997 (d)   1996 (d)     1995           1994
                                          --------   --------   --------   --------   -----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $ 20.65    $ 17.43    $ 11.44    $ 12.41        $ 11.43
                                          --------   --------   --------   --------   -----------------
Income from investment operations:
  Net investment income (loss)..........    (0.11) *   (0.25)     (0.24)      0.04* *        0.06* * *
  Net realized and unrealized gain
   (loss) on investments................    (8.91)      4.08       6.28      (0.98)          0.92
                                          --------   --------   --------   --------   -----------------
Net increase (decrease) from investment
 operations.............................    (9.02)      3.83       6.04      (0.94)          0.98
                                          --------   --------   --------   --------   -----------------
Distributions to shareholders:
  From net investment income............    (0.19)        --      (0.04)     (0.03)            --
  From net realized gain on
   investments..........................    (0.49)     (0.61)     (0.01)        --             --
                                          --------   --------   --------   --------   -----------------
    Total distributions.................    (0.68)     (0.61)     (0.05)     (0.03)            --
                                          --------   --------   --------   --------   -----------------
Net asset value, end of period..........  $ 10.95    $ 20.65    $ 17.43    $ 11.44        $ 12.41
                                          --------   --------   --------   --------   -----------------
                                          --------   --------   --------   --------   -----------------

Total investment return (c).............   (45.02)%    22.64%     53.04%     (7.58)%         8.57% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $19,463    $69,975    $48,729    $12,598        $14,797
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and/or
   reimbursement (Notes 2 & 5)..........    (0.75)%    (1.41)%    (1.55)%     0.41%          2.63% (a)
  Without expense reductions and/or
   reimbursement........................    (1.06)%    (1.51)%    (1.65)%    (0.69)%         0.65% (a)
Ratio of expenses to average net assets:
  With expense reductions and/or
   reimbursement (Notes 2 & 5)..........     1.98%      2.03%      2.20%      2.37%          2.40% (a)
  Without expense reductions and/or
   reimbursement........................     2.29%      2.13%      2.30%      3.47%          4.38% (a)
Portfolio turnover rate++...............      201%       321%        94%        87%           137%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Before reimbursement the net investment loss per share would have been increased by $0.04 for each class.
 * * Before reimbursement the net investment income (loss) per share would have been reduced (increased) by $0.14, $0.13, and $0.12 for Class A, Class B, and Advisor Class, respectively.
 * * * Before reimbursement the net investment income per share would have been reduced by $0.04 for Class A and Class B.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                     CLASS B
                                          -------------------------------------------------------------
                                                                                        MAY 31, 1994
                                                                                        (COMMENCEMENT
                                                   YEAR ENDED OCTOBER 31,             OF OPERATIONS) TO
                                          -----------------------------------------      OCTOBER 31,
                                          1998 (d)   1997 (d)   1996 (d)     1995           1994
                                          --------   --------   --------   --------   -----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $ 20.37    $ 17.29    $ 11.36    $ 12.38        $ 11.43
                                          --------   --------   --------   --------   -----------------
Income from investment operations:
  Net investment income (loss)..........    (0.18) *   (0.33)     (0.31)     (0.02) * *        0.03* * *
  Net realized and unrealized gain
   (loss) on investments................    (8.76)      4.02       6.25      (0.98)          0.92
                                          --------   --------   --------   --------   -----------------
Net increase (decrease) from investment
 operations.............................    (8.94)      3.69       5.94      (1.00)          0.95
                                          --------   --------   --------   --------   -----------------
Distributions to shareholders:
  From net investment income............    (0.19)        --         --      (0.02)            --
  From net realized gain on
   investments..........................    (0.49)     (0.61)     (0.01)        --             --
                                          --------   --------   --------   --------   -----------------
    Total distributions.................    (0.68)     (0.61)     (0.01)     (0.02)            --
                                          --------   --------   --------   --------   -----------------
Net asset value, end of period..........  $ 10.75    $ 20.37    $ 17.29    $ 11.36        $ 12.38
                                          --------   --------   --------   --------   -----------------
                                          --------   --------   --------   --------   -----------------

Total investment return (c).............   (45.25)%    21.99%     52.39%     (8.05)%         8.31% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $28,996    $86,812    $57,749    $13,978        $13,404
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and/or
   reimbursement (Notes 2 & 5)..........    (1.25)%    (1.91)%    (2.05)%    (0.09)%         2.13% (a)
  Without expense reductions and/or
   reimbursement........................    (1.56)%    (2.01)%    (2.15)%    (1.19)%         0.15% (a)
Ratio of expenses to average net assets:
  With expense reductions and/or
   reimbursement (Notes 2 & 5)..........     2.48%      2.53%      2.70%      2.87%          2.90% (a)
  Without expense reductions and/or
   reimbursement........................     2.79%      2.63%      2.80%      3.97%          4.88% (a)
Portfolio turnover rate++...............      201%       321%        94%        87%           137%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Before reimbursement the net investment loss per share would have been increased by $0.04 for each class.
 * * Before reimbursement the net investment income (loss) per share would have been reduced (increased) by $0.14, $0.13, and $0.12 for Class A, Class B, and Advisor Class, respectively.
 * * * Before reimbursement the net investment income per share would have been reduced by $0.04 for Class A and Class B.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                             ADVISOR CLASS+
                                          -----------------------------------------------------
                                                YEAR ENDED OCTOBER 31,
                                          -----------------------------------  JUNE 1, 1995 TO
                                           1998 (d)    1997 (d)    1996 (d)    OCTOBER 31, 1995
                                          ----------  ----------  -----------  ----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $   20.80   $   17.47    $   11.47      $   11.45
                                          ----------  ----------  -----------      --------
Income from investment operations:
  Net investment income (loss)..........      (0.03) *     (0.14)      (0.17)          0.11* *
  Net realized and unrealized gain
   (loss) on investments................      (9.01)       4.08         6.28          (0.09)
                                          ----------  ----------  -----------      --------
Net increase (decrease) from investment
 operations.............................      (9.04)       3.94         6.11           0.02
                                          ----------  ----------  -----------      --------
Distributions to shareholders:
  From net investment income............      (0.19)         --        (0.10)            --
  From net realized gain on
   investments..........................      (0.49)      (0.61)       (0.01)            --
                                          ----------  ----------  -----------      --------
    Total distributions.................      (0.68)      (0.61)       (0.11)            --
                                          ----------  ----------  -----------      --------
Net asset value, end of period..........  $   11.08   $   20.80    $   17.47      $   11.47
                                          ----------  ----------  -----------      --------
                                          ----------  ----------  -----------      --------

Total investment return (c).............     (44.79)%     23.23%       53.76%          0.17 % (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $   5,089   $  14,886    $   5,502      $      95
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and/or
   reimbursement (Notes 2 & 5)..........      (0.25)%     (0.91)%      (1.05)%         0.91 % (a)
  Without expense reductions and/or
   reimbursement........................      (0.56)%     (1.01)%      (1.15)%        (0.19)% (a)
Ratio of expenses to average net assets:
  With expense reductions and/or
   reimbursement (Notes 2 & 5)..........       1.48%       1.53%        1.70%          1.87 % (a)
  Without expense reductions and/or
   reimbursement........................       1.79%       1.63%        1.80%          2.97 % (a)
Portfolio turnover rate++...............        201%        321%          94%            87 %

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Before reimbursement the net investment loss per share would have been increased by $0.04 for each class.
 * * Before reimbursement the net investment income (loss) per share would have been reduced (increased) by $0.14, $0.13, and $0.12 for Class A, Class B, and Advisor Class, respectively.
 * * * Before reimbursement the net investment income per share would have been reduced by $0.04 for Class A and Class B.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                October 31, 1998

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (SEE ALSO NOTE 2)
AIM Global Resources Fund (the "Fund"), formerly GT Global Natural Resources Fund, is a separate series of AIM Investment Funds (the "Trust"), formerly G.T. Investment Funds, Inc. The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Trust has thirteen series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund invests substantially all of its investable assets in Global Resources Portfolio, (the "Portfolio"). The Portfolio is organized as a subtrust of Global Investment Portfolio, a Delaware business trust and is registered under the 1940 Act as an open-end management investment company.

The Portfolio has investment objectives, policies, and limitations substantially identical to those of its corresponding Fund. Therefore, the financial statements of the Fund and Portfolio have been presented on a consolidated basis, and represent all activities of both the Fund and Portfolio. Through October 31, 1998, all of the shares of beneficial interest of the Portfolio were owned by either the Fund or A I M Advisors, Inc. (the "Manager"), which has a nominal ($100) investment in the Portfolio.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges except that Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the Manager to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund and Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Portfolio after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Portfolio, it is the Portfolio's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Portfolio under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the Forward Contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amount shown in the Portfolio's "Statement of Assets and Liabilities". The Portfolio could be exposed to risk if a counter party is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Portfolio may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Portfolio writes a call or put option, an amount equal to the premium received is included in the Portfolio's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Portfolio can write options only on a covered basis, which, for a call, requires that the Portfolio hold the underlying security and, for a put, requires the Portfolio to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price, or otherwise provide adequate cover at all times while the put option is outstanding. The Portfolio may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Portfolio for the purchase of a call or put option is included in the Portfolio's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio realizes a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Portfolio is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Portfolio may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out-basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Portfolio may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Portfolio to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At October 31, 1998, stocks with an aggregate value of $6,432,456 were on loan to brokers. The loans were secured by cash collateral of $6,546,297 received by the Portfolio. For the year ended October 31, 1998, the Fund received fees of $28,903.

For international securities, cash collateral is received by the Portfolio against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Portfolio against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

(I) TAXES
It is the intended policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, unrealized appreciation of securities held, or excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $21,789,846 which expires in 2006.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolio and timing differences.

(K) DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund in connection with its organization, its initial registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $51,500. These expenses are being amortized on a straightline basis over a five-year period.

(L) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Portfolio's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

In addition, the Portfolio's policy of concentrating its investments in companies in the natural resources industry subject the Portfolio to greater risk than a fund that is more diversified.

(M) INDEXED SECURITIES
The Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) RESTRICTED SECURITIES
The Portfolio is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the year, restricted securities, if any, (excluding 144A issues), are shown at the end of the Fund's Portfolio of Investments.

(O) LINE OF CREDIT
The Fund, along with certain other funds advised and/or administered by the Manager, has a line of credit with each of BankBoston and State Street Bank and Trust Company. The arrangements with the banks allow the Fund and certain other Funds to borrow, on a first come, first serve basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets. On October 31, 1998, the Fund had no loan outstanding.

For the year ended October 31, 1998, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) was $1,955,914, with a weighted average interest rate of 6.28%. Interest expense for the year ended October 31, 1998 was $27,626 and is included in "Other Expenses" on the Statement of Operations.

2. RELATED PARTIES
A I M Advisors, Inc. (the "Manager"), an indirect wholly-owned subsidiary of AMVESCAP PLC, is the Fund's and Portfolio's investment manager and administrator. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT") consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. A I M Distributors, Inc. ("AIM Distributors"), a wholly-owned subsidiary of the Manager, became the Fund's distributor as of the close of business on May 29, 1998. The Trust was reorganized from a Maryland corporation into a Delaware business trust, and the Portfolio was reorganized from a New York common law trust into a Delaware business trust on September 8, 1998. Finally, as of the close of business on September 4, 1998, A I M Fund Services, Inc. ("AFS"), an affiliate of the Manager and AIM Distributors, replaced GT Global Investor Services, Inc. ("GT Services") as the transfer agent of the Fund.

The Fund pays the Manager administration fees at the annualized rate of 0.25% of such Fund's average daily net assets. The Portfolio pays investment management and administration fees to the Manager at the annualized rate of 0.725% on the first $500 million of average daily net assets of the Portfolio; 0.70% on the next $500 million; 0.675% on the next $500 million; and 0.65% on amounts thereafter. These fees are computed daily and paid monthly.

AIM Distributors, an affiliate of the Manager, serves as the Fund's distributor. For the period ended May 29, 1998, GT Global, Inc. ("GT

Global") served as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. AIM Distributors collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1998, AIM Distributors and GT Global retained sales charges of $3,733 and $12,704, respectively. Purchases of Class A shares exceeding $1,000,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. AIM Distributors and GT Global collected CDSCs for the year ended October 31, 1998 of $0 and $1,704, respectively. AIM Distributors also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, AIM Distributors, from its own resources, pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended October 31, 1998, AIM Distributors and GT Global collected CDSCs in the amount of $130,737 and $225,161, respectively. In addition, AIM Distributors makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

For the period ended May 29, 1998, pursuant to the then effective separate distribution plans adopted under the 1940 Act Rule 12b-1 by the Trust's Board of Trustees with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Class A Plan would have been incurred within one year of such reimbursement.

For the period ended May 29, 1998, pursuant to the Class B Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continued in effect.

Effective as of the close of business May 29, 1998, pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees adopted a Master Distribution Plan applicable to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund compensates AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A or Class B shares of the Fund. Under the Class A Plan, the Fund compensates AIM Distributors at the annualized rate of 0.50% of the average daily net assets of the Fund's Class A shares. Under the Class B Plan, the Fund compensates AIM Distributors at an annualized rate of 1.00% of the average daily net assets of the Fund's Class B shares.

The Class A Plan and the Class B Plan (together, the "Plans") are designed to compensate AIM Distributors for certain promotional and other sales-related costs, and to implement a dealer incentive program that provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A and Class B shares of the Fund. Payments also can be directed by AIM Distributors to Financial Institutions who have entered into service agreements with respect to Class A and Class B shares of the Fund and who provide continuing personal services to their customers who own Class A and Class B shares of the Fund. The service fees payable to selected Financial Institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such Institution's customers' accounts that were purchased on or after a prescribed date set forth in the Plans.

The Manager and AIM Distributors voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expense) to the maximum annual rate of 2.00%, 2.50%, and 1.50% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by AIM Distributors of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or AIM Distributors of portions of the Fund's other operating expenses.

Effective as of the close of business September 4, 1998, the Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") an annualized fee of $24.85 per shareholder accounts that are open during any monthly period (this fee includes all out-of-pocket expenses), and an annualized fee of $0.70 per shareholder account that is closed during any monthly period. Both fees shall be billed by AFS monthly in arrears on a prorated basis of 1/12 of the annualized fee for all such accounts.

For the period November 1, 1997 to September 4, 1998, GT Services, an affiliate of the Manager and AIM Distributors, was the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services received an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also was reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund and Portfolio. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Investment Portfolios, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

The Trust pays each Trustee who is not an employee, officer or director of the Manager, or any other affiliated company, $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1998, purchases and sales of investment securities by the Portfolio, other than U.S. government obligations and short-term investments, aggregated $171,815,753 and $229,084,684, respectively. For the year ended October 31, 1998, purchases and sales of U.S. government obligations aggregated $9,032,740 and $9,264,039, respectively.

4. CAPITAL SHARES
At October 31, 1998, there were 6,000,000,000 shares of the Trust's common stock authorized, at $0.0001 par value. Of this amount, 400,000,000 were classified as shares of the AIM Global Telecommunications Fund; 400,000,000 were classified as shares of AIM Global Government Income Fund; 200,000,000 were classified as shares of AIM Global Health Care Fund; 200,000,000 were classified as shares of AIM Strategic Income Fund; 200,000,000 were classified as shares of AIM Developing Markets Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of AIM Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of AIM Latin American Growth Fund; 200,000,000 were classified as shares of AIM Emerging Markets Fund; 200,000,000 were classified as shares of AIM Emerging Markets Debt Fund; 200,000,000 were classified as shares of AIM Global Financial Services Fund; 200,000,000 were classified as shares of AIM Global Resources Fund; 200,000,000 were classified as shares of AIM Global Infrastructure Fund; 200,000,000 were classified as shares of AIM Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Trust's were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fifteen series of the Trust's and designated as Advisor Class common stock. 1,100,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                           YEAR ENDED                   YEAR ENDED
                                                                        OCTOBER 31, 1998             OCTOBER 31, 1997
                                                                   ---------------------------  ---------------------------
CLASS A                                                               SHARES        AMOUNT         SHARES        AMOUNT
-----------------------------------------------------------------  ------------  -------------  ------------  -------------
Shares sold......................................................    11,040,421  $ 157,454,416    14,008,426  $ 250,536,207
Shares issued in connection with reinvestment of distributions...       107,234      1,988,098        97,424      1,671,792
                                                                   ------------  -------------  ------------  -------------
                                                                     11,147,655    159,442,514    14,105,850    252,207,999
Shares repurchased...............................................   (12,759,254)  (183,076,072)  (13,512,928)  (239,425,288)
                                                                   ------------  -------------  ------------  -------------
Net increase (decrease)..........................................    (1,611,599) $ (23,633,558)      592,922  $  12,782,711
                                                                   ------------  -------------  ------------  -------------
                                                                   ------------  -------------  ------------  -------------

CLASS B
-----------------------------------------------------------------
Shares sold......................................................     1,539,841  $  23,469,862     5,227,207  $  91,103,073
Shares issued in connection with reinvestment of distributions...       132,618      2,421,607       120,229      2,044,194
                                                                   ------------  -------------  ------------  -------------
                                                                      1,672,459     25,891,469     5,347,436     93,147,267
Shares repurchased...............................................    (3,237,031)   (47,877,579)   (4,425,914)   (75,084,090)
                                                                   ------------  -------------  ------------  -------------
Net increase (decrease)..........................................    (1,564,572) $ (21,986,110)      921,522  $  18,063,177
                                                                   ------------  -------------  ------------  -------------
                                                                   ------------  -------------  ------------  -------------
ADVISOR CLASS
-----------------------------------------------------------------
Shares sold......................................................     1,211,598  $  19,441,802     1,573,656  $  31,848,691
Shares issued in connection with reinvestment of distributions...        11,203        209,263         7,576        130,389
                                                                   ------------  -------------  ------------  -------------
                                                                      1,222,801     19,651,065     1,581,232     31,979,080
Shares repurchased...............................................    (1,479,078)   (24,982,982)   (1,180,622)   (22,478,170)
                                                                   ------------  -------------  ------------  -------------
Net increase (decrease)..........................................      (256,277) $  (5,331,917)      400,610  $   9,500,910
                                                                   ------------  -------------  ------------  -------------
                                                                   ------------  -------------  ------------  -------------

5. EXPENSE REDUCTIONS

The Manager has directed certain portfolio trades to brokers who then paid a portion of the Portfolio's expenses. For the year ended October 31, 1998, the Portfolio's expenses were reduced by $45,111 under these arrangements.

6. PROXY RESULTS (UNAUDITED)
The Special Meeting of Shareholders of the G.T. Investment Funds, Inc., now known as AIM Investment Funds (the "Trust"), was held on May 20, 1998 at the Trust's offices, 50 California Street, 26th Floor, San Francisco, California. The meeting was held for the following purposes:

(1) To elect Trustees as follows: C. Derek Anderson, Frank S. Bayley, William J. Guilfoyle, Arthur C. Patterson, Ruth H. Quigley.

(2) To approve a new Investment Management and Administration Contract and Sub-Advisory and Sub-Administration Contract with respect to each series of the Trust (each, a "Fund," and collectively, the "Funds").

(3) To approve replacement Rule 12b-1 plans of distribution with respect to Class A and B Shares of the Fund.

(4) To approve changes to the fundamental investment restrictions of the Fund.

(5) To approve an agreement and plan of conversion and termination for the Trust.

(6) To approve the conversion of the portfolios in which certain Funds invest to Delaware business trusts.

(7) To ratify the selection of Coopers & Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's independent public accountants.

    The results of the proxy solicitation on the above matters were as follows:

                                                                                       VOTES        WITHHELD/
      TRUSTEE/MATTER                                                  VOTES FOR       AGAINST      ABSTENTIONS
      ------------------------------------------------------------  --------------  ------------  -------------
(1)   C. Derek Anderson...........................................     191,685,088           N/A     13,123,292
      Frank S. Bayley.............................................     191,766,811           N/A     13,041,568
      William J. Guilfoyle........................................     191,828,959           N/A     12,979,420
      Arthur C. Patterson.........................................     191,845,270           N/A     12,963,109
      Ruth H. Quigley.............................................     191,869,887           N/A     12,938,492
(2)(a) Approval of investment management and administration
       contract...................................................       2,628,774        84,005      1,096,053*
(2)(b) Approval of sub-advisory and sub-administration contract....      2,609,716        93,910      1,105,207*
(3)   Approval of replacement Rule 12b-1 plans of distribution
      CLASS A SHARES..............................................       1,848,382        49,482        141,232
      CLASS B SHARES..............................................       1,142,152        54,567        142,678
(4)(a) Modification of Fundamental Restriction on Portfolio
       Diversification............................................       2,588,203       110,874      1,109,756*
(4)(b) Modification of Fundamental Restriction on Issuing Senior
       Securities and Borrowing Money.............................       2,558,203       110,874      1,109,756*
(4)(c) Modification of Fundamental Restriction on Making Loans.....      2,588,203       110,874      1,109,756*
(4)(d) Modification of Fundamental Restriction on Underwriting
       Securities.................................................       2,588,170       110,907      1,109,756*
(4)(e) Modification of Fundamental Restriction on Real Estate
       Investment.................................................       2,587,733       111,344      1,109,756*
(4)(f) Modification of Fundamental Restriction on Investing in
       Commodities................................................       2,588,203       110,874      1,109,756*
(4)(g) Elimination of Fundamental Restriction on Margin
       Transactions...............................................       2,588,170       110,907      1,109,756*
(4)(h) Elimination of Fundamental Restriction on Pledging Assets...      2,588,170       110,907      1,109,756*
(4)(i) Elimination of Fundamental Restriction on Investments in
       Oil, Gas and Mineral Leases and Programs...................       2,588,203       110,874      1,109,756*
(5)   Approval of an agreement and plan of conversion and
       termination with respect to the Trust......................     190,027,469     6,362,084     94,055,040*
(6)   Approval of the conversion of the portfolios in which
       certain Funds invest.......................................       2,615,848        80,623      1,112,362*
(7)   Ratification of the selection of Coopers and Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's
       independent public accountants.............................     191,358,779     2,114,168     11,333,063

------------------------
   * Includes Broker Non-Votes

------------------------
FEDERAL TAX INFORMATION (UNAUDITED):

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $3,761,914 as capital gain dividends for the fiscal year ended October 31, 1998.

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders of AIM Global Telecommunications Fund (formerly GT Global Telecommunications Fund) and Board of Trustees of AIM Investment Funds (formerly G.T. Investment Funds, Inc.):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Telecommunications Fund at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                     PRICEWATERHOUSECOOPERS LLP

BOSTON, MASSACHUSETTS
DECEMBER 18, 1998

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                          VALUE          % OF NET
EQUITY INVESTMENTS                                           COUNTRY      SHARES         (NOTE 1)         ASSETS
-----------------------------------------------------------  --------   -----------   --------------   -------------
Telephone Networks (32.9%)
  Telecom Italia S.p.A.: ..................................   ITLY               --               --         4.2
    Di Risp ...............................................   --          9,326,517   $   47,241,821          --
    Common ................................................   --          1,263,333        9,136,412          --
  MCI WorldCom, Inc.-/- ...................................   US            976,718       53,963,670         4.0
  GTE Corp. ...............................................   US            675,000       39,614,063         3.0
  NTL, Inc.-/- {\/} .......................................   UK            755,418       36,212,826         2.7
  Telefonica de Espana ....................................   SPN           787,666       35,576,704         2.7
  SPT Telecom-/- ..........................................   CZCH        1,948,398       29,501,433         2.2
  Nippon Telegraph & Telephone Corp. ......................   JPN             3,400       26,648,333         2.0
  Swisscom AG-/- ..........................................   SWTZ           61,203       20,738,356         1.6
  Deutsche Telekom AG .....................................   GER           644,000       17,556,208         1.3
  Helsingin Puhelin Oyj (Helsinki Telephone Corp.) ........   FIN           307,001       16,849,215         1.3
  BCE, Inc. ...............................................   CAN           463,025       15,699,324         1.2
  Carso Global Telecom "A1" ...............................   MEX         5,654,982       15,392,656         1.2
  Koninklijke KPN N.V. ....................................   NETH          348,000       13,526,502         1.0
  British Telecommunications PLC ..........................   UK          1,005,000       12,980,760         1.0
  France Telecom S.A. .....................................   FR            175,000       12,210,328         0.9
  Magyar Tavkozlesi Rt. - ADR{\/} .........................   HGRY          448,350       12,049,406         0.9
  Esat Telecom Group PLC - ADR-/- {\/} ....................   IRE           335,300       10,142,825         0.8
  Telecom Corporation of New Zealand Ltd. - Installment
   Receipts ...............................................   NZ          3,495,700        6,807,883         0.5
  Equant N.V.-/- {\/} .....................................   NETH           54,700        2,393,125         0.2
  Russian Telecommunications Development Corp.: ...........   RUS                --               --         0.2
    Non-Voting(.) -/- {\/} (::) ...........................   --            453,000        1,114,380          --
    Voting(.) -/- {\/} (::) ...............................   --            331,000          814,260          --
                                                                                      --------------
                                                                                         436,170,490
                                                                                      --------------
Wireless Communications (20.1%)
  Mannesmann AG ...........................................   GER           436,000       42,938,795         3.2
  Millicom International Cellular S.A.-/- {\/} {::} .......   LUX         1,035,000       34,543,125         2.6
  Vodafone Group PLC ......................................   UK          1,882,000       25,189,895         1.9
  Nextel Communications, Inc. "A"-/- ......................   US          1,190,700       21,581,438         1.6
  Orange PLC-/- ...........................................   UK          2,160,800       20,082,389         1.5
  NTT Mobile Communications ...............................   JPN               434       15,702,475         1.2
  Western Wireless Corp. "A"-/- ...........................   US            750,300       15,193,575         1.1
  Smartone Telecommunications .............................   HK          5,048,000       14,339,983         1.1
  WinStar Communications, Inc.-/- .........................   US            502,500       13,567,500         1.0
  Securicor PLC ...........................................   UK          1,550,007       11,462,324         0.9
  Grupo Iusacell S.A. "L" - ADR-/- {\/} ...................   MEX         1,663,700       11,437,938         0.9
  Netcom ASA-/- ...........................................   NOR           295,732        9,084,604         0.7
  AirTouch Communications, Inc.-/- ........................   US            158,800        8,892,800         0.7
  Advanced Info. Service - Foreign ........................   THAI          993,150        7,304,563         0.5
  ICO Global Communications (Holdings) Ltd. ...............   US            620,200        5,039,125         0.4
  Bell Canada International, Inc.-/- ......................   CAN           393,800        4,110,327         0.3
  Clearnet Communications, Inc. "A"-/- {\/} ...............   CAN           451,200        3,299,400         0.2
  STET Hellas Telecommunications S.A. - ADR-/- {\/} .......   GREC          108,650        2,852,063         0.2
  Microcell Telecommunications, Inc. "B"-/- {\/} ..........   CAN           296,400        1,537,575         0.1
  Telesp Celular Participacoes S.A.-/- ....................   BRZL       51,800,000          168,932          --

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                          VALUE          % OF NET
EQUITY INVESTMENTS                                           COUNTRY      SHARES         (NOTE 1)         ASSETS
-----------------------------------------------------------  --------   -----------   --------------   -------------
Wireless Communications (Continued)
  Tele Sudeste Celular Participacoes S.A.-/- ..............   BRZL       51,800,000   $       99,883          --
  Tele Celular Sul Participacoes S.A.-/- ..................   BRZL       51,800,000           33,005          --
  Tele Centro Oeste Celular Participacoes S.A.-/- .........   BRZL       51,800,000           32,570          --
  Telemig Celular Participacoes S.A.-/- ...................   BRZL       51,800,000           31,702          --
  Tele Nordeste Celular Participacoes S.A.-/- .............   BRZL       51,800,000           19,542          --
  Tele Leste Celular Participacoes S.A.-/- ................   BRZL       51,800,000           16,068          --
  Tele Norte Celular Participacoes S.A.-/- ................   BRZL       51,800,000           10,423          --
  Telecommunicacoes Brasileiras S.A. (Telebras).-/- .......   BRZL       51,800,000            5,211          --
                                                                                      --------------
                                                                                         268,577,230
                                                                                      --------------
Telecom Equipment (10.6%)
  Nokia Oyj "A" ...........................................   FIN           533,320       48,642,599         3.6
  ECI Telecommunications Ltd.{\/} .........................   ISRL        1,213,000       40,180,625         3.0
  Tekelec-/- ..............................................   US          1,297,800       23,279,288         1.7
  Tellabs, Inc.-/- ........................................   US            290,000       15,950,000         1.2
  ANTEC Corp.-/- ..........................................   US            605,900       10,073,088         0.8
  Orckit Communications Ltd.-/- {\/} ......................   ISRL          225,000        2,896,875         0.2
  Netas Northern Electric Telekomunikayson AS: ............   TRKY               --               --         0.1
    Tradeable Receipts-/- .................................   --         74,844,000        1,664,182          --
    Common-/- .............................................   --         17,358,300          385,968          --
                                                                                      --------------
                                                                                         143,072,625
                                                                                      --------------
Telephone - Regional/Local (8.7%)
  SBC Communications ......................................   US          1,193,834       55,289,437         4.1
  Bell Atlantic Corp. .....................................   US            350,000       18,593,750         1.4
  ICG Communications, Inc.-/- .............................   US            706,200       14,609,513         1.1
  Intermedia Communications of Florida, Inc.-/- ...........   US            681,100       12,600,350         0.9
  BellSouth Corporation ...................................   US            115,000        9,178,438         0.7
  MetroNet Communications Corp. "B"-/- {\/} ...............   CAN           146,200        3,362,600         0.3
  Telesp Participacoes S.A.-/- ............................   BRZL       51,800,000          929,343         0.1
  ING Barings Russian Regional Telecommunications Basket
   Bridge Certificates-/- {=} {\/} ........................   RUS             1,749          802,039         0.1
  Tele Norte Leste Participacoes S.A.-/- ..................   BRZL       51,800,000          290,962          --
  Tele Centro Sul Participacoes S.A.-/- ...................   BRZL       51,800,000          238,850          --
                                                                                      --------------
                                                                                         115,895,282
                                                                                      --------------
Cable Television (4.5%)
  Comcast Corp. "A" .......................................   US            604,300       29,837,313         2.2
  Tele-Communications, Inc. "A"-/- ........................   US            604,100       25,447,713         1.9
  United International Holdings, Inc. "A"-/- ..............   US            365,800        4,755,400         0.4
                                                                                      --------------
                                                                                          60,040,426
                                                                                      --------------
Multi-Industry (2.9%)
  Vivendi .................................................   FR            168,500       38,501,630         2.9
                                                                                      --------------
Telecom - Other (2.8%)
  Cable & Wireless Communications PLC-/- ..................   UK          5,009,945       37,719,178         2.8
                                                                                      --------------

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                          VALUE          % OF NET
EQUITY INVESTMENTS                                           COUNTRY      SHARES         (NOTE 1)         ASSETS
-----------------------------------------------------------  --------   -----------   --------------   -------------
Broadcasting & Publishing (2.7%)
  Time Warner, Inc. .......................................   US            200,000   $   18,562,500         1.4
  EchoStar Communications Corp. "A"-/- {::} ...............   US            609,200       16,448,400         1.2
  Sistem Televisyen Malaysia Bhd. .........................   MAL         3,573,000          713,033         0.1
                                                                                      --------------
                                                                                          35,723,933
                                                                                      --------------
Telecom Technology (1.2%)
  Uniphase Corp.-/- .......................................   US            284,800       14,097,600         1.1
  Three-Five Systems, Inc.-/- {::} ........................   US            164,900        1,442,875         0.1
                                                                                      --------------
                                                                                          15,540,475
                                                                                      --------------
Networking (0.8%)
  3Com Corp.-/- ...........................................   US            315,000       11,359,688         0.8
                                                                                      --------------
Computers & Peripherals (0.6%)
  NEC Corp. ...............................................   JPN         1,000,000        7,416,638         0.6
                                                                                      --------------
Telephone - Long Distance (0.3%)
  Global Crossing Ltd.-/- .................................   US            142,500        4,096,875         0.3
  Embratel Participacoes S.A.-/- ..........................   BRZL       51,800,000          399,531          --
                                                                                      --------------
                                                                                           4,496,406
                                                                                      --------------       -----

TOTAL EQUITY INVESTMENTS (cost $911,835,870) ..............                            1,174,514,001        88.1
                                                                                      --------------       -----

                                                                         PRINCIPAL        VALUE          % OF NET
FIXED INCOME INVESTMENTS                                     CURRENCY     AMOUNT         (NOTE 1)         ASSETS
-----------------------------------------------------------  --------   -----------   --------------   -------------
Government & Government Agency Obligations (4.3%)
  United States (4.3%)
    United States Strip Principal due 8/15/20 (cost
     $60,068,002) .........................................   USD       199,000,000       57,556,300         4.3
                                                                                      --------------       -----

                                                                          NO. OF          VALUE          % OF NET
WARRANTS                                                     COUNTRY     WARRANTS        (NOTE 1)         ASSETS
-----------------------------------------------------------  --------   -----------   --------------   -------------
  American Satellite Network Warrants, expire 1/1/99 (cost
   $0)(.) (::) ............................................   US             65,825               --          --
                                                                                      --------------       -----
    WIRELESS COMMUNICATIONS

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                          VALUE          % OF NET
REPURCHASE AGREEMENTS                                                                    (NOTE 1)         ASSETS
-----------------------------------------------------------                           --------------   -------------
  Dated October 30, 1998, with State Street Bank & Trust
   Co.,
    due November 2, 1998, for an effective yield of 5.3%,
     collateralized by $47,040,000 U.S Treasury Notes,
     6.375% due 8/15/02 (market value of collateral is
     $51,003,590, including accrued interest). ............                           $   50,000,000         3.7
  Dated October 30, 1998, with State Street Bank & Trust
   Co.,
    due November 2, 1998, for an effective yield of 5.3%,
     collateralized by $24,860,000 U.S. Treasury Notes,
     5.375% due 1/31/00 (market value of collateral is
     $25,505,067, including accrued interest). ............                               25,000,000         1.9
  Dated October 30, 1998, with State Street Bank & Trust
   Co.,
    due November 2, 1998, for an effective yield of 5.3%,
     collateralized by $19,640,000 U.S. Treasury Notes,
     5.25% due 1/31/01 (market value of collateral is
     $20,315,400, including accrued interest). ............                               19,915,000         1.5
                                                                                      --------------       -----

TOTAL REPURCHASE AGREEMENTS (cost $94,915,000) ............                               94,915,000         7.1
                                                                                      --------------       -----

TOTAL INVESTMENTS (cost $1,066,818,872)  * ................                            1,326,985,301        99.5
Other Assets and Liabilities ..............................                                6,390,559         0.5
                                                                                      --------------       -----

NET ASSETS ................................................                           $1,333,375,860       100.0
                                                                                      --------------       -----
                                                                                      --------------       -----

--------------

       {\/}  U.S. currency denominated.
        -/-  Non-income producing security.
        {=} Issued by ING Barings, the value of which is linked to the underlying value of a basket of shares issued by Russian regional telephone companies.
       (::) Valued in good faith at fair value using procedures approved by the Board of Trustees (See Note 1 of Notes to Financial Statements).
       {::}  See Note 6 of Notes to Financial Statements.
        (.) Restricted Securities: At October 31, 1998 the Fund owned the following restricted securities constituting less than .2% of net assets which may not be publicly sold without registration under the Securities Act of 1933 (Note 1). Additional information on the securities is as follows:

                                                                                                  VALUE
                                                              ACQUISITION                       PER SHARE
DESCRIPTION                                                      DATE      SHARES      COST     (NOTE 1)
------------------------------------------------------------  -----------  -------  ----------  ---------
American Satellite Network Warrants, expire 1/1/99..........   12/31/93     65,825          --       --
Russian Telecommunications Development Corp.:
  Non-voting................................................   12/22/93    453,000  $4,530,000    $2.46
  Voting....................................................   12/22/93    331,000   3,310,000     2.46

          * For Federal income tax purposes, cost is $1,071,126,276 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $ 331,853,916
                 Unrealized depreciation:           (75,994,891)
                                                  -------------
                 Net unrealized appreciation:     $ 255,859,025
                                                  -------------
                                                  -------------

    Abbreviation:
    ADR--American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at October 31, 1998, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                 FIXED INCOME    SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY    & WARRANTS      & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Brazil (BRZL/BRL) ....................    0.1                                   0.1
Canada (CAN/CAD) .....................    2.1                                   2.1
Czech Republic (CZCH/CSK) ............    2.2                                   2.2
Finland (FIN/FIM) ....................    4.9                                   4.9
France (FR/FRF) ......................    3.8                                   3.8
Germany (GER/DEM) ....................    4.5                                   4.5
Greece (GREC/GRD) ....................    0.2                                   0.2
Hong Kong (HK/HKD) ...................    1.1                                   1.1
Hungary (HGRY/HUF) ...................    0.9                                   0.9
Ireland (IRE/IEP) ....................    0.8                                   0.8
Israel (ISRL/ILS) ....................    3.2                                   3.2
Italy (ITLY/ITL) .....................    4.2                                   4.2
Japan (JPN/JPY) ......................    3.8                                   3.8
Luxembourg (LUX/LUF) .................    2.6                                   2.6
Malaysia (MAL/MYR) ...................    0.1                                   0.1
Mexico (MEX/MXN) .....................    2.1                                   2.1
Netherlands (NETH/NLG) ...............    1.2                                   1.2
New Zealand (NZ/NZD) .................    0.5                                   0.5
Norway (NOR/NOK) .....................    0.7                                   0.7
Russia (RUS/SUR) .....................    0.3                                   0.3
Spain (SPN/ESP) ......................    2.7                                   2.7
Switzerland (SWTZ/CHF) ...............    1.6                                   1.6
Thailand (THAI/THB) ..................    0.5                                   0.5
Turkey (TRKY/TRL) ....................    0.1                                   0.1
United Kingdom (UK/GBP) ..............   10.8                                  10.8
United States (US/USD) ...............   33.1         4.3            7.6       45.0
                                        ------        ---            ---      -----
Total  ...............................   88.1         4.3            7.6      100.0
                                        ------        ---            ---      -----
                                        ------        ---            ---      -----

--------------

{d}  Percentages indicated are based on net assets of $1,333,375,860.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1998

                                          MARKET VALUE                             UNREALIZED
                                              (U.S.        CONTRACT    DELIVERY   APPRECIATION
CONTRACTS TO SELL:                          DOLLARS)         PRICE       DATE    (DEPRECIATION)
----------------------------------------  -------------   -----------  --------  ---------------
British Pounds..........................   41,628,230         0.60131  11/30/98   $    (51,980)
Italian Liras...........................   25,888,897      1601.49000  12/21/98        586,448
Japanese Yen............................    9,023,719       134.95500  11/12/98     (1,243,348)
Japanese Yen............................    8,164,318       130.86250  11/12/98       (904,789)
Japanese Yen............................    7,304,916       118.69000  11/12/98       (143,403)
Japanese Yen............................    2,148,504       134.52000  11/12/98       (290,045)
                                          -------------                          ---------------
  Total Contracts to Sell (Receivable
   amount $92,111,467)..................   94,158,584                               (2,047,117)
                                          -------------                          ---------------
THE VALUE OF CONTRACTS TO SELL AS A
 PERCENTAGE OF NET ASSETS IS 7.06%.
  Total Open Forward Foreign Currency
   Contracts............................                                          $ (2,047,117)
                                                                                 ---------------
                                                                                 ---------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                October 31, 1998

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $1,066,818,872) (Note 1)........................  $1,326,985,301
  U.S. currency................................................................  $       638
  Foreign currencies (cost $12,115,289)........................................   12,098,850      12,099,488
                                                                                 -----------
  Receivable for securities sold............................................................       4,998,458
  Receivable for Fund shares sold...........................................................       1,108,983
  Dividends and dividend withholding tax reclaims receivable................................         928,347
  Interest receivable.......................................................................          27,947
                                                                                              --------------
    Total assets............................................................................   1,346,148,524
                                                                                              --------------
Liabilities:
  Payable for Fund shares repurchased.......................................................       5,144,176
  Payable for open forward foreign currency contracts, net (Note 1).........................       2,047,117
  Payable for service and distribution expenses (Note 2)....................................       1,857,913
  Payable for transfer agent fees (Note 2)..................................................       1,354,901
  Payable for investment management and administration fees (Note 2)........................         992,645
  Payable for forward foreign currency contracts -- closed (Note 1).........................         689,048
  Payable for custodian fees................................................................         287,512
  Payable for printing and postage expenses.................................................         168,175
  Payable for registration and filing fees..................................................          60,980
  Payable for professional fees.............................................................          57,782
  Payable for fund accounting fees (Note 2).................................................          31,491
  Payable for Trustees' fees and expenses (Note 2)..........................................          23,244
  Other accrued expenses....................................................................          57,680
                                                                                              --------------
    Total liabilities.......................................................................      12,772,664
                                                                                              --------------
Net assets..................................................................................  $1,333,375,860
                                                                                              --------------
                                                                                              --------------
Class A:
Net asset value and redemption price per share ($713,903,569 DIVIDED BY 43,840,500 shares
 outstanding)...............................................................................  $        16.28
                                                                                              --------------
                                                                                              --------------
Maximum offering price per share (100/95.25 of $16.28) *....................................  $        17.09
                                                                                              --------------
                                                                                              --------------
Class B:+
Net asset value and offering price per share ($614,715,460 DIVIDED BY 39,008,010 shares
 outstanding)...............................................................................  $        15.76
                                                                                              --------------
                                                                                              --------------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($4,756,831
 DIVIDED BY 286,313 shares outstanding).....................................................  $        16.61
                                                                                              --------------
                                                                                              --------------
Net assets consist of:
  Paid in capital (Note 4)..................................................................  $1,003,778,129
  Undistributed net investment income.......................................................           5,534
  Accumulated net realized gain on investments and foreign currency transactions............      71,483,704
  Net unrealized depreciation on translation of assets and liabilities in foreign
   currencies...............................................................................      (2,057,936)
  Net unrealized appreciation of investments................................................     260,166,429
                                                                                              --------------
Total -- representing net assets applicable to capital shares outstanding...................  $1,333,375,860
                                                                                              --------------
                                                                                              --------------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1998

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of $859,719)...............................  $  9,991,960
  Interest income............................................................................     3,702,326
  Securities lending income..................................................................     1,645,390
                                                                                               ------------
    Total investment income..................................................................    15,339,676
                                                                                               ------------
Expenses:
  Investment management and administration fees (Note 2).....................................    15,344,878
  Service and distribution expenses:(Note 2)
    Class A....................................................................  $  4,293,131
    Class B....................................................................     7,582,290    11,875,421
                                                                                 ------------
  Transfer agent fees (Note 2)...............................................................     4,714,560
  Printing and postage expenses..............................................................       761,235
  Custodian fees.............................................................................       641,305
  Fund accounting fees (Note 2)..............................................................       437,627
  Professional fees..........................................................................       207,125
  Registration and filing fees...............................................................       106,215
  Trustees' fees and expenses (Note 2).......................................................        34,900
  Other expenses.............................................................................       113,524
                                                                                               ------------
    Total expenses before reductions.........................................................    34,236,790
                                                                                               ------------
      Expense reductions (Note 5)............................................................      (109,953)
                                                                                               ------------
    Total net expenses.......................................................................    34,126,837
                                                                                               ------------
Net investment loss..........................................................................   (18,787,161)
                                                                                               ------------
Net realized and unrealized gain (loss) on investments and foreign currencies:
  (Note 1)
  Net realized gain on investments.............................................    71,036,101
  Net realized gain on foreign currency transactions...........................       112,098
                                                                                 ------------
    Net realized gain during the year........................................................    71,148,199
  Net change in unrealized depreciation on translation of assets and
   liabilities in foreign currencies...........................................       689,850
  Net change in unrealized appreciation of investments.........................   (65,785,548)
                                                                                 ------------
    Net unrealized depreciation during the year..............................................   (65,095,698)
                                                                                               ------------
Net realized and unrealized gain on investments and foreign currencies.......................     6,052,501
                                                                                               ------------
Net decrease in net assets resulting from operations.........................................  $(12,734,660)
                                                                                               ------------
                                                                                               ------------

    The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                YEAR ENDED         YEAR ENDED
                                                                             OCTOBER 31, 1998   OCTOBER 31, 1997
                                                                             ----------------   ----------------
Increase/(decrease) in net assets
Operations:
  Net investment loss......................................................   $   (18,787,161)   $   (23,856,621)
  Net realized gain on investments and foreign currency transactions.......        71,148,199        120,426,746
  Net change in unrealized appreciation (depreciation) on translation of
   assets and liabilities in foreign currencies............................           689,850         (7,132,389)
  Net change in unrealized appreciation (depreciation) of investments......       (65,785,548)       217,773,979
                                                                             ----------------   ----------------
    Net increase (decrease) in net assets resulting from operations........       (12,734,660)       307,211,715
                                                                             ----------------   ----------------
Class A:
Distributions to shareholders: (Note 1)
  From net realized gain on investments....................................       (59,979,418)       (95,676,425)
Class B:
Distributions to shareholders: (Note 1)
  From net realized gain on investments....................................       (54,057,223)       (83,596,023)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net realized gain on investments....................................          (239,075)          (176,806)
                                                                             ----------------   ----------------
    Total distributions....................................................      (114,275,716)      (179,449,254)
                                                                             ----------------   ----------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested.........................     2,274,548,973      1,783,734,946
  Decrease from capital shares repurchased.................................    (2,535,281,796)    (2,403,405,013)
                                                                             ----------------   ----------------
    Net decrease from capital share transactions...........................      (260,732,823)      (619,670,067)
                                                                             ----------------   ----------------
Total decrease in net assets...............................................      (387,743,199)      (491,907,606)
Net assets:
  Beginning of year........................................................     1,721,119,059      2,213,026,665
                                                                             ----------------   ----------------
  End of year *............................................................   $ 1,333,375,860    $ 1,721,119,059
                                                                             ----------------   ----------------
                                                                             ----------------   ----------------
 * Includes undistributed net investment income of:........................   $         5,534    $         5,534
                                                                             ----------------   ----------------
                                                                             ----------------   ----------------

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS A
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1998 (d)    1997 (d)    1996 (d)      1995      1994 (d)
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   18.04   $   16.69   $   16.42   $   17.80   $   16.92
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........      (0.17)      (0.17)      (0.13)      (0.09)      (0.01)
  Net realized and unrealized gain
   (loss) on investments................      (0.39)       2.93        1.22       (0.43)       1.17
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............      (0.56)       2.76        1.09       (0.52)       1.16
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............         --          --          --          --       (0.01)
  From net realized gain on
   investments..........................      (1.20)      (1.41)      (0.82)      (0.86)      (0.27)
                                          ----------  ----------  ----------  ----------  ----------
Total distributions.....................      (1.20)      (1.41)      (0.82)      (0.86)      (0.28)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $   16.28   $   18.04   $   16.69   $   16.42   $   17.80
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............      (3.16)%     17.70%       7.00%      (2.88)%      7.02%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 713,904   $ 910,801   $1,204,428  $1,353,722  $1,644,402
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions (Notes 5).....      (0.92)%     (1.01)%     (0.84)%     (0.49)%     (0.02)%
  Without expense reductions............      (0.93)%     (1.06)%     (0.89)%     (0.55)%       N/A
Ratio of expenses to average net assets:
  With expense reductions (Notes 5).....       1.87%       1.79%       1.74%       1.77%       1.80%
  Without expense reductions............       1.88%       1.84%       1.79%       1.83%        N/A
Portfolio turnover rate++...............         75%         35%         37%         62%         57%

----------------

 (a) Annualized
 (b) Not Annualized
 (c) Total investment return does not include sales charge.
 (d) These selected per share data were calculated based upon the average shares outstanding during the period.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS B
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1998 (d)    1997 (d)    1996 (d)      1995      1994 (d)
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   17.58   $   16.37   $   16.20   $   17.66   $   16.87
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........      (0.25)      (0.25)      (0.23)      (0.17)      (0.10)
  Net realized and unrealized gain
   (loss) on investments................      (0.37)       2.87        1.22       (0.43)       1.17
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............      (0.62)       2.62        0.99       (0.60)       1.07
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............         --          --          --          --       (0.01)
  From net realized gain on
   investments..........................      (1.20)      (1.41)      (0.82)      (0.86)      (0.27)
                                          ----------  ----------  ----------  ----------  ----------
Total distributions.....................      (1.20)      (1.41)      (0.82)      (0.86)      (0.28)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $   15.76   $   17.58   $   16.37   $   16.20   $   17.66
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............      (3.67)%     17.15%       6.46%      (3.37)%      6.50%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 614,715   $ 805,535   $1,007,654  $1,111,520  $1,184,081
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions (Notes 5).....      (1.42)%     (1.51)%     (1.34)%     (0.99)%     (0.52)%
  Without expense reductions............      (1.43)%     (1.56)%     (1.39)%     (1.05)%       N/A
Ratio of expenses to average net assets:
  With expense reductions (Notes 5).....       2.37%       2.29%       2.24%       2.27%       2.30%
  Without expense reductions............       2.38%       2.34%       2.29%       2.33%        N/A
Portfolio turnover rate++...............         75%         35%         37%         62%         57%

----------------

 (a) Annualized
 (b) Not Annualized
 (c) Total investment return does not include sales charge.
 (d) These selected per share data were calculated based upon the average shares outstanding during the period.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                             ADVISOR CLASS+
                                          -----------------------------------------------------
                                                YEAR ENDED OCTOBER 31,           JUNE 1, 1995
                                          -----------------------------------         TO
                                           1998 (d)    1997 (d)    1996 (d)    OCTOBER 31, 1995
                                          ----------  ----------  -----------  ----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $   18.28   $   16.81    $   16.46      $   15.24
                                          ----------  ----------  -----------      --------
Income from investment operations:
  Net investment income (loss)..........      (0.08)      (0.09)       (0.05)            --
  Net realized and unrealized gain
   (loss) on investments................      (0.39)       2.97         1.22           1.22
                                          ----------  ----------  -----------      --------
    Net increase (decrease) from
     investment operations..............      (0.47)       2.88         1.17           1.22
                                          ----------  ----------  -----------      --------
Distributions to shareholders:
  From net investment income............         --          --           --             --
  From net realized gain on
   investments..........................      (1.20)      (1.41)       (0.82)            --
                                          ----------  ----------  -----------      --------
Total distributions.....................      (1.20)      (1.41)       (0.82)            --
                                          ----------  ----------  -----------      --------
Net asset value, end of period..........  $   16.61   $   18.28    $   16.81      $   16.46
                                          ----------  ----------  -----------      --------
                                          ----------  ----------  -----------      --------

Total investment return (c).............      (2.59)%     18.33%        7.49%          7.94 % (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $   4,757   $   4,783    $     945      $     681
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions (Notes 5).....      (0.42)%     (0.51)%      (0.34)%         0.01 % (a)
  Without expense reductions............      (0.43)%     (0.56)%      (0.39)%        (0.05)% (a)
Ratio of expenses to average net assets:
  With expense reductions (Notes 5).....       1.37%       1.29%        1.24%          1.27 % (a)
  Without expense reductions............       1.38%       1.34%        1.29%          1.33 % (a)
Portfolio turnover rate++...............         75%         35%          37%            62 %

----------------

 (a) Annualized
 (b) Not Annualized
 (c) Total investment return does not include sales charge.
 (d) These selected per share data were calculated based upon the average shares outstanding during the period.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                October 31, 1998

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (SEE ALSO NOTE 2)
AIM Global Telecommunications Fund (the "Fund"), formerly, GT Global Telecommunications Fund, is a separate series of AIM Investment Funds (the "Trust"), formerly G.T. Investment Funds, Inc. The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Trust has thirteen series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges except that Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by A I M Advisors, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amount shown in the Fund's "Statement of Assets and Liabilities". The Fund could be exposed to risk if a counter party is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price, or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out-basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At October 31, 1998, stocks with an aggregate value of $131,247,071 were on loan to brokers. The loans were secured by cash collateral of $135,796,495 received by the Fund. For the year ended October 31, 1998, the Fund received fees of $1,645,390.

For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

(I) TAXES
It is the intended policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, unrealized appreciation of securities held, or excise tax on income and capital gains.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

In addition, the Fund's policy of concentrating its investments in companies in the telecommunications industry subject the Fund to greater risk than a fund that is more diversified.

(L) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(M) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the year, restricted securities, if any, (excluding 144A issues), are shown at the end of the Fund's Portfolio of Investments.

(N) LINE OF CREDIT
The Fund, along with certain other funds advised and/or administered by the Manager, has a line of credit with each of BankBoston and State Street Bank and Trust Company. The arrangements with the banks allow the Fund and certain other Funds to borrow, on a first come, first serve basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets. At October 31, 1998, the Fund had no loans outstanding.

For the year ended October 31, 1998, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) was $11,141,844, with a weighted average interest rate of 6.30%. Interest expense for the year ended October 31, 1998 was $62,397 and is included in "Other Expenses" on the Statement of Operations.

2. RELATED PARTIES
A I M Advisors, Inc. (the "Manager"), an indirect wholly-owned subsidiary of AMVESCAP PLC, is the Fund's investment manager and administrator. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT") consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. A I M Distributors, Inc. ("AIM Distributors"), a wholly-owned subsidiary of the Manager, is the Fund's distributor as of the close of business on May 29, 1998. The Trust was reorganized from a Maryland corporation into a Delaware business trust on September 8, 1998. Finally, as of the close of business on September 4, 1998, A I M Fund Services, Inc. ("AFS"), an affiliate of the Manager and AIM Distributors, replaced GT Global Investor Services, Inc. ("GT Services") as the transfer agent of the Fund.

The Fund pays investment management and administration fees to the Manager at the annualized rate of 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million; and 0.90% on amounts thereafter. These fees are computed daily and paid monthly.

AIM Distributors, an affiliate of the Manager, serves as the Fund's distributor. For the period ended May 29, 1998, GT Global, Inc. ("GT Global") served as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. AIM Distributors collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1998. AIM Distributors and GT Global retained sales charges of $36,792 and $44,312, respectively. Purchases of Class A shares exceeding $1,000,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. AIM Distributors and GT Global collected CDSCs for the year ended October 31, 1998 of $1,565 and $28,868, respectively. AIM Distributors also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, AIM Distributors, from its own resources, pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended October 31, 1998, AIM Distributors and GT Global collected CDSCs in the amount of $896,639 and $2,022,934, respectively. In addition, AIM Distributors makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

For the period ended May 29, 1998, pursuant to the then effective separate distribution plans adopted under the 1940 Act Rule 12b-1 by the Trust's Board of Trustees with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Class A Plan would have been incurred within one year of such reimbursement.

For the period ended May 29, 1998, pursuant to the Class B Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continued in effect.

Effective as of the close of business May 29, 1998, pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees adopted a Master Distribution Plan applicable to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund compensates AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A or Class B shares of the Fund. Under the Class A Plan, the Fund compensates AIM Distributors at the annualized rate of 0.50% of the average daily net assets of the Fund's Class A shares. Under the Class B Plan, the Fund compensates AIM Distributors at an annualized rate of 1.00% of the average daily net assets of the Fund's Class B shares.

The Class A Plan and the Class B Plan (together, the "Plans") are designed to compensate AIM Distributors for certain promotional and other sales-related costs, and to implement a dealer incentive program that provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A and Class B shares of the Fund. Payments also can be directed by AIM Distributors to financial institutions who have entered into service agreements with respect to Class A and Class B shares of the Fund and who provide continuing personal services to their customers who own Class A and Class B shares of the Fund. The service fees payable to selected financial institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts that were purchased on or after a prescribed date set forth in the Plans.

The Manager and AIM Distributors voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expense) to the maximum annual rate of 2.00%, 2.50%, and 1.50% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by AIM Distributors of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or AIM Distributors of portions of the Fund's other operating expenses.

Effective as of the close of business September 4, 1998, the Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") an annualized fee of $24.85 per shareholder accounts that are open during any monthly period (this fee includes all out-of-pocket expenses), and an annualized fee of $0.70 per shareholder account that is closed during any monthly period. Both fees shall be billed by AFS monthly in arrears on a prorated basis of 1/12 of the annualized fee for all such accounts.

For the period November 1, 1997 to September 4, 1998, GT Services, an affiliate of the Manager and AIM Distributors, was the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services received an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also was reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services paid to the Manager is a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Investment Portfolios, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

The Trust pays each Trustee who is not an employee, officer or director of the Manager, or any other affiliated company, $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1998, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $948,232,105 and $1,382,868,876, respectively. For the year ended October 31, 1998, purchases and sales of U.S. government obligations aggregated $59,707,960 and $0, respectively.

4. CAPITAL SHARES
At October 31, 1998, there were 6,000,000,000 shares of the Trust's common stock authorized, at $0.0001 par value. Of this amount, 400,000,000 were classified as shares of the AIM Global Telecommunications Fund; 400,000,000 were classified as shares of AIM Global Government Income Fund; 200,000,000 were classified as shares of AIM Global Health Care Fund; 200,000,000 were classified as shares of AIM Strategic Income Fund; 200,000,000 were classified as shares of AIM Developing Markets Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of AIM Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of AIM Latin American Growth Fund; 200,000,000 were classified as shares of AIM Emerging Markets Fund; 200,000,000 were classified as shares of AIM Emerging Markets Debt Fund; 200,000,000 were classified as shares of AIM Global Financial Services Fund; 200,000,000 were classified as shares of AIM Global Resources Fund; 200,000,000 were classified as shares of AIM Global Infrastructure Fund; 200,000,000 were classified as shares of AIM Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Trust's were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fifteen series of the Trust's and designated as Advisor Class common stock. 1,100,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                        YEAR ENDED                     YEAR ENDED
                                                                     OCTOBER 31, 1998               OCTOBER 31, 1997
                                                              ------------------------------  -----------------------------
CLASS A                                                          SHARES          AMOUNT          SHARES         AMOUNT
------------------------------------------------------------  -------------  ---------------  ------------  ---------------
Shares sold.................................................    108,008,301  $ 1,941,688,002    86,491,272  $ 1,449,735,933
Shares issued in connection with reinvestment of
  distributions.............................................      3,004,072       49,839,899     4,872,560       77,134,577
                                                              -------------  ---------------  ------------  ---------------
                                                                111,012,373    1,991,527,901    91,363,832    1,526,870,510
Shares repurchased..........................................   (117,654,141)  (2,131,610,935) (113,032,156)  (1,893,258,359)
                                                              -------------  ---------------  ------------  ---------------
Net decrease................................................     (6,641,768) $  (140,083,034)  (21,668,324) $  (366,387,849)
                                                              -------------  ---------------  ------------  ---------------
                                                              -------------  ---------------  ------------  ---------------

CLASS B
------------------------------------------------------------
Shares sold.................................................     10,070,976  $   179,810,719     9,249,969  $   152,245,081
Shares issued in connection with reinvestment of
  distributions.............................................      2,786,131       44,943,256     4,413,826       68,371,781
                                                              -------------  ---------------  ------------  ---------------
                                                                 12,857,107      224,753,975    13,663,795      220,616,862
Shares repurchased..........................................    (19,680,426)    (345,310,805)  (29,383,147)    (477,593,385)
                                                              -------------  ---------------  ------------  ---------------
Net decrease................................................     (6,823,319) $  (120,556,830)  (15,719,352) $  (256,976,523)
                                                              -------------  ---------------  ------------  ---------------
                                                              -------------  ---------------  ------------  ---------------
ADVISOR CLASS
------------------------------------------------------------
Shares sold.................................................      3,217,206  $    58,029,142     2,029,510  $    36,070,768
Shares issued in connection with reinvestment of
  distributions.............................................         14,131          237,955        11,071          176,806
                                                              -------------  ---------------  ------------  ---------------
                                                                  3,231,337       58,267,097     2,040,581       36,247,574
Shares repurchased..........................................     (3,206,646)     (58,360,056)   (1,835,151)     (32,553,269)
                                                              -------------  ---------------  ------------  ---------------
Net increase (decrease).....................................         24,691  $       (92,959)      205,430  $     3,694,305
                                                              -------------  ---------------  ------------  ---------------
                                                              -------------  ---------------  ------------  ---------------

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who then paid a portion of the Fund's expenses. For the year ended October 31, 1998, the Fund's expenses were reduced by $109,953 under these arrangements.

6. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES
Investments of 5% or more of an issuer's outstanding voting securities by the Fund are defined in the Investment Company Act of 1940 as an affiliated company. At October 31, 1998 the Fund owned no investments in affiliated companies.

Transactions with affiliated companies for the year are as follows:

                                                                                         NET REALIZED
                                                    PURCHASES COST   SALES PROCEEDS      GAIN (LOSS)     DIVIDEND INCOME
                                                    --------------  -----------------  ----------------  ---------------
Champion Technology Holdings Ltd..................  $    3,417,731  $       3,098,253  $    (13,662,219) $        55,192
Echostar Communications Corp. "A".................              --                 --                --               --
Millicom International Cellular S.A...............       5,887,008          6,681,341         2,990,814               --
Orbital Sciences Corp.............................              --         49,451,312        19,414,579               --
Three-Five Systems, Inc...........................              --          3,600,294        (6,737,052)              --

7. PROXY RESULTS (UNAUDITED)
The Special Meeting of Shareholders of the G.T. Investment Funds, Inc. now known as AIM Investment Funds (the "Trust") was held on May 20, 1998 at the Trust's offices, 50 California Street, 26th Floor, San Francisco, California. The meeting was held for the following purposes:

(1)  To elect Trustees as follows: C. Derek Anderson, Frank S. Bayley, William
J. Guilfoyle, Arthur C. Patterson, Ruth H. Quigley.

(2) To approve a new Investment Management and Administration Contract and Sub-Advisory and Sub-Administration Contract with respect to each series of the Trust (each, a "Fund," and collectively, the "Funds").

(3) To approve replacement Rule 12b-1 plans of distribution with respect to Class A and B Shares of the Fund.

(4)  To approve changes to the fundamental investment restrictions of the Fund.

(5) To approve an agreement and plan of conversion and termination for the Trust.

(6) To ratify the selection of Coopers & Lybrand, now known as PricewaterhouseCoopers LLP, as the Trust's independent public accountants.

The results of the proxy solicitation on the above matters were as follows:

           TRUSTEE/MATTER
           ----------------------------------------------------------------------------------------------------------------
(1)        C. Derek Anderson...............................................................................................
           Frank S. Bayley.................................................................................................
           William J. Guilfoyle............................................................................................
           Arthur C. Patterson.............................................................................................
           Ruth H. Quigley.................................................................................................
(2)(a)     Approval of investment management and administration contract...................................................
(2)(b)     Approval of sub-advisory and sub-administration contract........................................................
(3)        Approval of replacement Rule 12b-1 plans of distribution
           CLASS A SHARES..................................................................................................
           CLASS B SHARES..................................................................................................
(4)(a)     Modification of Fundamental Restriction on Portfolio Diversification............................................
(4)(b)     Modification of Fundamental Restriction on Issuing Senior Securities and Borrowing Money........................
(4)(c)     Modification of Fundamental Restriction on Making Loans.........................................................
(4)(d)     Modification of Fundamental Restriction on Underwriting Securities..............................................
(4)(e)     Modification of Fundamental Restriction on Real Estate Investments..............................................
(4)(f)     Modification of Fundamental Restriction on Investing in Commodities.............................................
(4)(g)     Elimination of Fundamental Restriction on Margin Transactions...................................................
(4)(h)     Elimination of Fundamental Restriction on Pledging Assets.......................................................
(4)(i)     Elimination of Fundamental Restriction on Investment in Oil, Gas and Mineral Leases and Programs................
(4)(j)     Approval of New Fundamental Investment Policy Regarding Investment of All of Each Fund's Assets in an Open-End
             Fund..........................................................................................................
(5)        Approval of an agreement and plan of conversion and termination with respect to the Trust.......................
(6)        Ratification of the selection of Coopers and Lybrand, now known as PricewaterhouseCoopers LLP, as the Trust's
             Independent Public Accountants................................................................................

                               VOTES        WITHHELD/
              VOTES FOR       AGAINST      ABSTENTIONS
           ---------------  ------------  --------------
(1)            191,685,088           N/A      13,123,292
               191,766,811           N/A      13,041,568
               191,828,959           N/A      12,979,420
               191,845,270           N/A      12,963,109
               191,869,887           N/A      12,938,492
(2)(a)          34,387,274     1,226,472      12,894,821*
(2)(b)          34,024,097     1,418,923      13,065,547*
(3)
                22,543,757       917,090       2,176,036
                20,212,179       746,999       1,830,786
(4)(a)          33,672,510     1,600,402      13,235,655*
(4)(b)          33,673,644     1,599,268      13,235,655*
(4)(c)          33,674,165     1,598,747      13,235,655*
(4)(d)          33,675,313     1,597,599      13,235,655*
(4)(e)          33,673,936     1,598,976      13,235,655*
(4)(f)          33,667,659     1,605,253      13,235,655*
(4)(g)          33,660,368     1,612,544      13,235,655*
(4)(h)          33,669,714     1,603,198      13,235,655*
(4)(i)          33,675,877     1,597,035      13,235,655*
(4)(j)
                33,663,325     1,609,587      13,235,655*
(5)            190,027,469     6,362,084      94,055,040*
(6)
               191,358,779     2,114,168      11,333,063

--------------
* Includes Broker Non-Votes